      As filed with the Securities and Exchange Commission on July 29, 2003
                Securities Act of 1933 Registration No. 33-73404
            Investment Company Act of 1940 Registration No. 811-8236

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 /X/
                       Pre-Effective Amendment No.____ / /
                       Post-Effective Amendment No. 39 /X/
                                     and/or
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                              Amendment No. 41 /X/
                        (Check appropriate box or boxes)

                                 NORTHERN FUNDS
               (Exact Name of Registrant as Specified in Charter)

                             50 South LaSalle Street
                             Chicago, Illinois 60675
                    (Address of Principal Executive Offices)

                                  800-595-9111
              (Registrant's Telephone Number, including Area Code)

                     Name and Address of Agent for Service:
Jeffrey A. Dalke, Esquire                       with a copy to:
Drinker Biddle & Reath LLP                      Linda Hoard, Assistant Secretary
One Logan Square                                PFPC Inc.
18th and Cherry Streets                         101 Federal Street, 6th Floor
Philadelphia, Pennsylvania 19103-6996           Boston, Massachusetts 02110

       It Is Proposed That This Filing Become Effective (Check Appropriate Box):
       / / immediately upon filing pursuant to paragraph (b)
       /X/ on July 31, 2003 pursuant to paragraph (b)
       / / 60 days after filing pursuant to paragraph (a)(1)
       / / On _______ pursuant to paragraph (a)(1)
       / / 75 days after filing pursuant to paragraph (a)(2)
       / / On (date) pursuant to paragraph (a)(2) of Rule 485

       If appropriate, check the following box:

/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

NORTHERN FUNDS PROSPECTUS

NORTHERN VALUE FUND


PROSPECTUS DATED JULY 31, 2003

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. An investment in the Fund involves investment risks, including possible loss of principal.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS



                                                                                                               PAGE
--------------------------------------------------------------------------------------------------------------------
RISK/RETURN SUMMARY                                     VALUE FUND                                              3
Information about the objective,  principal strategies
and risk characteristics of the Fund.
                                                        ------------------------------------------------------------
                                                        FUND PERFORMANCE                                        4
                                                        ------------------------------------------------------------
                                                        FUND FEES AND EXPENSES                                  6
--------------------------------------------------------------------------------------------------------------------
MANAGEMENT OF THE FUND                                  INVESTMENT ADVISER                                      8
Details that apply to the Fund.
                                                        ------------------------------------------------------------
                                                        ADVISORY FEES                                           8
                                                        ------------------------------------------------------------
                                                        FUND MANAGEMENT                                         8
                                                        ------------------------------------------------------------
                                                        OTHER FUND SERVICES                                     8
--------------------------------------------------------------------------------------------------------------------
ABOUT YOUR ACCOUNT                                      PURCHASING AND SELLING SHARES                          10
How to open, maintain and close an account.             -  Purchasing Shares                                   10
                                                        -  Opening an Account                                  10
                                                        -  Selling Shares                                      12
                                                        ------------------------------------------------------------
                                                        ACCOUNT POLICIES AND OTHER INFORMATION                 13
                                                        -  Calculating Share Price                             13
                                                        -  Timing of Purchase Requests                         13
                                                        -  Miscellaneous Purchase Information                  14
                                                        -  Timing of Redemption and Exchange Requests          14
                                                        -  Payment of Redemption Proceeds                      14
                                                        -  Miscellaneous Redemption Information                14
                                                        -  Exchange Privileges                                 15
                                                        -  In-Kind Purchases and Redemptions                   15
                                                        -  Telephone Transactions                              15
                                                        -  Making Changes to Your Account Information          15
                                                        -  Signature Guarantees                                15
                                                        -  Business Day                                        15
                                                        -  Good Order                                          16
                                                        -  Customer Identification Program                     16
                                                        -  Early Closings                                      16
                                                        -  Emergency Events                                    16
                                                        -  Financial Intermediaries                            16
                                                        -  Shareholder Communications                          17
                                                        ------------------------------------------------------------
                                                        DIVIDENDS AND DISTRIBUTIONS                            18
                                                        ------------------------------------------------------------
                                                        TAX CONSIDERATIONS                                     18
--------------------------------------------------------------------------------------------------------------------
RISKS, SECURITIES AND TECHNIQUES                        RISKS, SECURITIES AND TECHNIQUES                       20
                                                        -  Additional Information on Invest-
                                                           ment Objective, Principal Investment
                                                           Strategies and Related Risks                        20
                                                        -  Additional Description of Securities and
                                                           Investment Techniques                               23
--------------------------------------------------------------------------------------------------------------------
FINANCIAL INFORMATION                                   -  Financial Highlights                                31
--------------------------------------------------------------------------------------------------------------------
FOR MORE INFORMATION                                    ANNUAL/SEMIANNUAL REPORTS                              32
                                                        ------------------------------------------------------------
                                                        STATEMENT OF ADDITIONAL INFORMATION
                                                        (ADDITIONAL STATEMENT)                                 32
--------------------------------------------------------------------------------------------------------------------

                                                             RISK/RETURN SUMMARY

VALUE FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES. In seeking long-term capital appreciation, the Fund will invest, under normal market conditions, at least 65% of its net assets in the equity securities of established companies which the investment management team believes are undervalued or overlooked by the market. The Fund can invest in companies of any size, including small cap companies. The primary focus, however, is on mid cap and large cap companies.


Although the Fund primarily invests in the common stocks of U.S. issuers, it may invest to a limited extent in the stocks of foreign issuers.

In buying stocks for the Fund, the management team uses a disciplined strategy to identify companies that it believes are worth more than is indicated by current market prices, focusing on such factors as a company's price-to-earnings ratio, earnings growth rate and asset valuation. It also attempts to identify a catalyst that, once recognized by the market, would result in a higher valuation for the company. Examples of such catalysts are: new products, changes in consumer demand and shifts in overall economic environment. The investment management team will normally sell a security that it believes has achieved its full valuation or is no longer attractive based upon the evaluation criteria described above.


PRINCIPAL INVESTMENT RISKS

All investments carry some degree of risk which will affect the value of the Fund's portfolio, its investment performance and the price of its shares. As a result, loss of money is a risk of investing in the Fund.


AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

The following summarizes the principal risks that apply to the Fund.

- MARKET RISK is the risk that the value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

- MANAGEMENT RISK is the risk that a strategy used by the investment management team may fail to produce the intended results.

- LIQUIDITY RISK is the risk that the Fund will not be able to pay redemption proceeds within the time periods described in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests or other reasons.

- STOCK RISK is the risk that stock prices may rise and fall in periodic cycles. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the equity investments that the Fund holds may decline over short or extended periods. This volatility means that the value of your investment in the Fund may increase or decrease. Over the past several years, stock markets have experienced substantial price volatility.

- DERIVATIVES RISK is the risk that loss may result from the Fund's investments in options, futures, swaps, structured debt securities and other derivative instruments, which may be leveraged. Investments in derivative instruments may result in losses exceeding the amounts invested.

- SMALL CAP/MID CAP STOCK RISK is the risk that stocks of mid-sized and smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized and small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group. In addition, these stocks typically are traded in lower volume, and their issuers typically are subject to greater degrees of changes in their earnings and prospects.

MORE INFORMATION ABOUT THE RISKS OF INVESTING IN THE FUND IS PROVIDED IN "RISKS, SECURITIES AND TECHNIQUES" BEGINNING ON PAGE 20 OF THIS PROSPECTUS. YOU SHOULD CAREFULLY CONSIDER THE RISKS DISCUSSED IN THIS SECTION AND "RISKS, SECURITIES AND TECHNIQUES" BEFORE INVESTING IN THE FUND.


FUND PERFORMANCE


The bar chart and performance table that follow provide an indication of the risks of investing in the Value Fund by showing (a) changes in the performance of the Value Fund from year to year; and (b) how the average annual returns of the Value Fund compare to those of a broad-based securities market index.

The bar chart and table assumes reinvestment of dividends and distributions. The Value Fund's past performance, before and after taxes, is not necessarily an indication of how the Value Fund will perform in the future. Performance reflects expense limitations that were in effect during the periods presented. If expense limitations were not in place, the Value Fund's performance would have been reduced.

In calculating the Federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Value Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

CALENDAR YEAR TOTAL RETURN

        [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]



                                         2002
                                       (20.98)%



Year to date total return for the six months ended
June 30, 2003:10.72%BEST AND WORST QUARTERLY PERFORMANCE

(FOR THE PERIODS ENDED DECEMBER 31, 2002)

     Best Quarter Return
     Q4 2002 6.42%

                  Worst Quarter Return
                  Q3 2002 (15.85)%

AVERAGE ANNUAL TOTAL RETURN
(FOR THE PERIODS ENDED DECEMBER 31, 2002)



                                    INCEPTION                          SINCE
                                    DATE              1-YEAR           INCEPTION
--------------------------------------------------------------------------------
Value Fund                          5/30/01
--------------------------------------------------------------------------------
Return Before Taxes                                  (20.98)%           (16.84)%
--------------------------------------------------------------------------------
Return After Taxes on
Distributions                                        (20.98)%           (16.84)%
--------------------------------------------------------------------------------
Return After Taxes on
Distributions and Sale of
Fund Shares                                          (12.88)%           (13.32)%
--------------------------------------------------------------------------------
Russell 3000(R) Value Index* **                      (15.19)%           (11.34)%
--------------------------------------------------------------------------------



After-tax returns are calculated using historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

* The Russell 3000(R) Value Index is an unmanaged index measuring the performance of those Russell 3000(R) Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000(R) Value or the Russell 2000(R) Value indexes.

**   The Index figures do not reflect any fees, expenses or taxes.

FUND FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note that the following information does not reflect any charges which may be imposed by The Northern Trust Company, its affiliates, correspondent banks and other institutions on their customers. (For more information, please see "Account Policies and Other Information" on page 13.)



                                       SHAREHOLDER FEES
                                       (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                       ------------------------------------------------
                                                                          MAXIMUM
                                           MAXIMUM                         SALES
                                            SALES         MAXIMUM          CHARGE
                                           CHARGE         DEFERRED         (LOAD)
                                           (LOAD)          SALES         IMPOSED ON
                                         IMPOSED ON        CHARGE        REINVESTED      REDEMPTION      EXCHANGE
FUND                                      PURCHASES        (LOAD)      DISTRIBUTIONS       FEES(1)         FEES
--------------------------------------------------------------------------------------------------------------------
Value Fund                                  None            None            None            None           None
--------------------------------------------------------------------------------------------------------------------



                                      ANNUAL FUND OPERATING EXPENSES
                                      (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
                                      -----------------------------------------------
                                         DISTRIBUTION                                        TOTAL ANNUAL
               MANAGEMENT FEES          (12b-1) FEES(2)      OTHER EXPENSES(3)        FUND OPERATING EXPENSES(4)
          ----------------------------------------------------------------------------------------------------------
                    1.00%                    0.00%                 2.10%                        3.10%
          ----------------------------------------------------------------------------------------------------------



Footnotes

(1)  A fee of $15.00 may be applicable for each wire redemption.

(2) The Board of Trustees has adopted a Distribution and Service Plan in accordance with Rule 12b-1 but the Plan has not been implemented with respect to the Fund. The Fund does not expect to pay any 12b-1 fees during the current fiscal year. The maximum distribution fee is 0.25% of the Fund's average net assets under Northern Funds' Distribution and Service Plan.

(3) These expenses include custody, accounting, transfer agency and co-administration fees, shareholder servicing fees, proxy costs, if any, as well as other customary Fund expenses. The Co-Administrators are entitled to a co-administration fee from the Fund at an annual rate of 0.15% of the average daily net assets of the Fund. All or a portion of this fee may be retained by either Co-Administrator as they may from time to time agree. The Transfer Agent is entitled to transfer agency fees of 0.10% of the average daily net assets of the Fund. "Other Expenses" are based on estimates of the Fund's expenses and average net assets for the current fiscal year.

(4) As result of voluntary fee reductions, waivers and reimbursements, "Management Fees," "Other Expenses" and "Total Annual Net Fund Operating Expenses which are expected to be incurred by the Fund during the current fiscal year are set forth below. By operation of voluntary fee reductions, waivers and reimbursements at their current rates, the total fees paid by the Fund to The Northern Trust Company and its affiliates for their services to the Fund approximate "Total Annual Net Fund Operating Expenses." Voluntary fee reductions, waivers and reimbursements may be modified, terminated or implemented at any time at the option of the Investment Adviser. When this occurs, "Management Fees," "Other Expenses" and "Total Annual Net Fund Operating Expenses" may increase (or decrease) without shareholder approval.



     MANAGEMENT FEES         DISTRIBUTION                                   REIMBURSED           TOTAL ANNUAL NET
     (AFTER WAIVERS)         (12b-1) FEES         OTHER EXPENSES             AMOUNTS*          FUND OPERATING EXPENSES
   ----------------------------------------------------------------------------------------------------------------------
         0.95%                  0.00%                  2.10%                 1.95%                     1.10%



----------
* "Reimbursed Amounts" are charged first against "Management Fees (After Waivers)" and then, if necessary, against "Other Expenses" to the extent that they exceed "Management Fees (After Waivers)."

EXAMPLE


The following Example is intended to help you compare the cost of investing in the Fund (without fee waivers and expense reimbursements) with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated (with reinvestment of all dividends and distributions) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



  FUND                                           1 YEAR           3 YEARS        5 YEARS          10 YEARS
---------------------------------------------------------------------------------------------------------------
  Value Fund                                      $ 313            $ 957         $ 1,625          $ 3,411
---------------------------------------------------------------------------------------------------------------

                                                          MANAGEMENT OF THE FUND

INVESTMENT ADVISER


Northern Trust Investments, N.A. ("NTI" or the "Investment Adviser," formerly known and conducting business as Northern Trust Investments, Inc.), a subsidiary of The Northern Trust Company ("TNTC"), serves as investment adviser for the Fund. NTI is located at 50 South LaSalle Street, Chicago, IL 60675. Unless otherwise indicated, NTI and TNTC are referred to collectively in this Prospectus as "Northern Trust."

NTI is an investment adviser registered under the Investment Advisers Act of 1940. It primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors.

TNTC is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, it administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. It is the principal subsidiary of Northern Trust Corporation, a bank holding company.

Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors, and as of June 30, 2003, administered in various capacities approximately $1.83 trillion of assets, including approximately $423 billion of assets under discretionary management.


Under its Advisory Agreement with Northern Funds, the Investment Adviser, subject to the general supervision of Northern Funds' Board of Trustees, is responsible for making investment decisions for the Fund and for placing purchase and sale orders for portfolio securities.

ADVISORY FEES

As compensation for its advisory services and its assumption of related expenses, the Investment Adviser is entitled to an advisory fee, computed daily and payable monthly, at an annual rate set forth in the table below (expressed as a percentage of the Fund's average daily net assets). The table also reflects the advisory fees (after voluntary fee waivers) paid by the Fund for the fiscal year ended March 31, 2003. The difference, if any, between the contractual advisory fees and the actual advisory fees paid by the Fund reflects that the Investment Adviser did not charge the full amount of the advisory fees to which it was entitled. The Investment Adviser may discontinue or modify its voluntary limitation in the future at its discretion.


                                                              ADVISORY FEE PAID
                                    CONTRACTUAL             FOR FISCAL YEAR ENDED
     FUND                              RATE                     MARCH 31, 2003
     ----                           -----------             ---------------------
     Value Fund                        1.00%                        0.95%


FUND MANAGEMENT

The Investment Adviser employs a team approach to the investment management of the Fund. Below is information regarding the management of the Fund.

The management team leaders for the Value Fund are Carl Domino and Bruce Honig. Mr. Domino is a Senior Vice President of NTI. He joined NTI in May 2000. From 1987 to 2000, he served as Managing Partner for Carl Domino Associates, L.P. where he managed various value-oriented equity portfolios. Mr. Honig has been a Portfolio Manager and Vice President of NTI since May 2000. From November 1997 to May 2000, he was with Carl Domino Associates, L.P. where he managed various equity portfolios.

OTHER FUND SERVICES

TNTC serves as Transfer Agent and Custodian for the Fund. The Transfer Agent performs various shareholder servicing functions, and any shareholder inquiries should be directed to it. NTI and PFPC Inc. ("PFPC") serve as Co-Administrators for the Fund. The fees that TNTC, NTI and PFPC receive for their services in these capacities are described under "Fund Fees and Expenses" and in the Statement of Additional Information (the "Additional Statement").

Pursuant to an exemptive order issued by the SEC concerning such arrangements, TNTC may also render securities lending services to the Fund. For such services, TNTC may receive a fee of up to 35% of the net revenue earned by the Fund on each securities loan. In addition, cash collateral received by the Fund in connection with a securities loan may be invested in shares of other registered or unregistered funds that pay investment advisory or other fees to NTI, TNTC or an affiliate.

TNTC, NTI and other Northern Trust affiliates may provide other services to the Fund and receive compensation for such services if consistent with the Investment Company Act of 1940 (the "1940 Act") and the rules, exemptive orders and no-action letters issued by the SEC thereunder. Unless required, investors in the Fund may or may not receive specific notice of such additional services and fees.

                                                              ABOUT YOUR ACCOUNT

PURCHASING AND SELLING SHARES

PURCHASING SHARES

You may purchase shares directly from Northern Funds or, if you maintain certain accounts, through Northern Trust and certain other institutions. If you have any questions or need assistance in opening an investment account or purchasing shares, call 800/595-9111.


OPENING AN ACCOUNT

DIRECTLY FROM THE FUND. You may open a shareholder account and purchase shares directly from the Fund with a minimum initial investment per Fund of $2,500 ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums.

For your convenience, there are a number of ways to invest directly in the Fund:

BY MAIL

        -    Read this Prospectus carefully
        -    Complete and sign the New Account Application
        -    Enclose a check or money order payable to Northern Funds
        - If you are investing on behalf of a corporation or other entity, your New Account Application must be accompanied by a certified corporate resolution (or other acceptable evidence of authority).
        - Mail your check, corporate resolution (if needed) and completed New Account Application to:

             Northern Funds
             P.O. Box 75986
             Chicago, Illinois 60675-5986

        -    For overnight delivery use the following address:

             Attn:  Northern Funds
             801 South Canal Street
             Chicago, Illinois  60607

        -    For subsequent investments:
                  - Enclose your check with the return remittance portion of the confirmation of your previous investment; or
                  - Indicate on your check or a separate piece of paper your name, address and account number

     All checks must be payable in U.S. dollars and drawn on a bank located in the United States. Cash, traveler's checks, money orders and third party checks are not acceptable.

BY WIRE
        TO OPEN A NEW ACCOUNT:
             -    Call 800/595-9111 for instructions
             -    Complete a New Account Application and send it to:

                  Northern Funds
                  P.O. Box 75986
                  Chicago, IL  60675-5986

        TO ADD TO AN EXISTING ACCOUNT:
             -    Have your bank wire Federal funds to:

                  The Northern Trust Company
                  Chicago, Illinois
                  ABA Routing No. 0710-00152
                  (Reference 10 Digit Fund Account No.)
                  (Reference Shareholder's Name)

BY DIRECT DEPOSIT
        TO PURCHASE ADDITIONAL SHARES:
             - Determine if your employer has direct deposit capabilities through the Automated Clearing House ("ACH")
             -    Have your employer send payments to:

                  ABA Routing No. 0710-00152
                  (Reference 10 Digit Fund Account No.)
                  (Reference Shareholder's Name)

             -    The minimum periodic investment for direct deposit is $50

BY AUTOMATIC INVESTMENT
        TO OPEN A NEW ACCOUNT:
             - Complete a New Account Application, including the Automatic Investment section

             -    Send it to:

                  Northern Funds
                  P.O. Box 75986
                  Chicago, IL  60675-5986

             - The minimum initial investment is $250; $50 for monthly minimum additions

        TO ADD TO AN ACCOUNT:
             - Call 800/595-9111 to obtain an Automatic Investment Plan Application
             -    The minimum for automatic investment additions is $50

If you discontinue participation in the plan, the Fund reserves the right to redeem the investor's account involuntarily, upon 30 days' written notice, if the account's net asset value is $1,000 or less. Involuntary redemptions will not be made if the value of shares in an account falls below the minimum amount solely because of a decline in the Fund's net asset value.

BY DIRECTED REINVESTMENT
You may elect to have your income dividends and capital gains distributions automatically invested in another Northern Fund.

             -    Complete the "Choose Your Dividend and Capital Gain
                  Distributions" section on the New Account Application
             -    Reinvestments can only be directed to an existing Northern
                  Funds account (which must meet the minimum investment
                  requirement)

BY EXCHANGE
You may open a new account or add to an existing account by exchanging shares of one Fund for shares of any other Fund offered by Northern Funds. See "Selling Shares - By Exchange."

BY INTERNET
You may initiate transactions between Northern Trust accounts and Northern Funds accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/privatepassport or contact your Relationship Manager.

THROUGH NORTHERN TRUST AND OTHER INSTITUTIONS

If you have an account with Northern Trust, you may purchase Northern Funds shares through Northern Trust. You may also purchase shares through other financial institutions that have entered into agreements with Northern Funds. To determine whether you may purchase shares through your financial institution, contact your institution directly or call 800/595-9111. Northern Trust and other financial institutions may impose charges against your account which will reduce the net return on an investment in the Fund. These charges may include asset allocation fees, account maintenance fees, sweep fees, compensating balance requirements or other charges based upon account transactions, assets or income.


SELLING SHARES

REDEEMING AND EXCHANGING DIRECTLY FROM THE FUND


If you purchased Northern Funds directly or, if you purchased your shares through an account at Northern Trust or another financial institution and you appear on Northern Funds' records as the registered holder, you may redeem all or part of your shares using one of the methods described below.

BY MAIL
        SEND A WRITTEN REQUEST TO:

        Northern Funds
        P.O. Box 75986
        Chicago, Illinois 60675-5986

        THE REDEMPTION REQUEST MUST INCLUDE:
        -    The number of shares or the dollar amount to be redeemed
        -    The Fund account number
        -    A signature guarantee is also required if:
             - The proceeds are to be sent elsewhere than the address of record, or
             - The redemption amount is greater than $50,000

BY WIRE
     If you authorize wire redemptions on your New Account Application, you can redeem shares and have the proceeds sent by Federal wire transfer to a previously designated account.
        - You will be charged $15 for each wire redemption unless the designated account is maintained at Northern Trust or an affiliated bank
        -    Call the Transfer Agent at 800/595-9111 for instructions
        -    The minimum amount that may be redeemed by this method is $250

BY SYSTEMATIC WITHDRAWAL
     If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other Northern Funds.
        - Call 800/595-9111 for an application form and additional information
        -    The minimum amount is $250 per withdrawal

BY EXCHANGE
     Northern Funds offers you the ability to exchange shares of one Northern Fund for another Fund in the Northern Funds family.
        - When opening an account, complete the Exchange Privilege section of the New Account Application or, if your account is already opened, send a written request to:

             Northern Funds
             P.O. Box 75986
             Chicago, IL  60675-5986

        - Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA)
        -    Call 800/595-9111 for more information

BY TELEPHONE
     If you authorize the telephone privilege on your New Account Application, you may redeem Northern Funds shares by phone.
        -    If your account is already opened, send a written request to:

             Northern Funds
             P.O. Box 75986
             Chicago, IL  60675-5986

        - The request must be signed by each owner of the account and must be accompanied by signature guarantees
        -    Call 800/595-9111 to use the telephone privilege
        - During periods of unusual economic or market activity, telephone redemptions may be difficult to implement. In such event, shareholders should follow the procedures outlined above under "Selling Shares - By Mail."

BY INTERNET
     You may initiate transactions between Northern Trust accounts and Northern Funds accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/privatepassport or contact your Relationship Manager.

REDEEMING AND EXCHANGING THROUGH NORTHERN TRUST AND OTHER INSTITUTIONS
     If you purchased your Northern Funds shares through an account at Northern Trust or another financial institution, you may redeem or exchange your shares according to the instructions pertaining to that account.

        - Although Northern Funds imposes no charges when you redeem, when shares are purchased through Northern Trust or other financial institutions, a fee may be charged by those institutions for providing services in connection with your account

        - Contact your account representative at Northern Trust or other financial institution for more information about redemptions or exchanges


ACCOUNT POLICIES AND OTHER INFORMATION


CALCULATING SHARE PRICE. Northern Funds issues shares and redeems shares at net asset value ("NAV"). The NAV for the Fund is calculated by dividing the value of the Fund's net assets by the number of the Fund's outstanding shares. The NAV for the Fund is calculated on each Business Day as of 3:00 p.m., Chicago time. The NAV used in determining the price of your shares is the one calculated after your purchase order is received and accepted and after your exchange or redemption order is received in good order as described below.

U.S. and foreign securities held by the Fund generally are valued at their market prices. Shares of an investment company held by the Fund are valued at their NAV. Any securities, including restricted securities, for which market prices are not readily available are valued at fair value as determined by the Investment Adviser. Short-term obligations held by the Fund are valued at their amortized cost which, according to the Investment Adviser, approximates market value.

The impact of events that occur after the publication of market quotations normally used by a Fund to price its securities but before the time as of which the Fund calculates its NAV may be considered in determining a Fund's NAV, and the Trust, in its discretion, may make adjustments in calculating a Fund's NAV in light of the nature and significance of the events, consistent with applicable regulatory guidance.

The Fund may hold foreign securities that trade on weekends or other days when the Fund does not price its shares. Therefore, the value of such securities may change on days when shareholders will not be able to purchase or redeem shares.

TIMING OF PURCHASE REQUESTS. Purchase requests received in good order and accepted by the Transfer Agent or other authorized intermediary by 3:00 p.m., Chicago time, on any Business Day will be executed the day they are received by the Transfer Agent or other authorized intermediary, at that day's closing share prices provided that:

- The Transfer Agent receives payment by 3:00 p.m., Chicago time, on the same Business Day; or

- The request is placed by a financial or authorized intermediary with a servicing agreement with Northern Funds and payment in Federal or other immediately available funds is received by the Transfer Agent on the next Business Day in accordance with procedures authorized by Northern Funds; or

Purchase requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after 3:00 p.m. on a Business Day will be executed on the next Business Day, at that day's closing share price, provided that payment is made as noted above.

MISCELLANEOUS PURCHASE INFORMATION.

- You will be responsible for all losses and expenses of the Fund, and purchase orders may be cancelled, in the event of any failure to make payment according to the procedures outlined in this Prospectus. In addition, a $20 charge will be imposed if a check does not clear.

- You may initiate transactions between Northern Trust accounts and Northern Funds accounts by using Northern Trust Private Passport. For additional details, please visit our Website northerntrust.com/privatepassport or contact your Relationship Manager.

- Northern Funds reserves the right to reject any purchase order. The Fund also reserves the right to change or discontinue any of its purchase procedures.

- In certain circumstances, Northern Funds may advance the time by which purchase orders must be received. See "Early Closings" on page 16.

- Northern Funds may reproduce this Prospectus in an electronic format which may be available on the Internet. If you have received this Prospectus in its electronic format, you or your representative may contact the Transfer Agent for a free paper copy of this Prospectus by writing to the Northern Funds Center at P.O. Box 75986, Chicago, IL 60675-5986, calling 800/595-9111 or sending an e-mail to: northernfunds@execpc.com.

TIMING OF REDEMPTION AND EXCHANGE REQUESTS. Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on a Business Day by 3:00 p.m., Chicago time, will be executed on the same day at that day's closing price.

Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after 3:00 p.m., Chicago time, on a Business Day will be executed the next Business Day, at that day's closing share price.

PAYMENT OF REDEMPTION PROCEEDS. Redemption proceeds will normally be sent or credited on the Business Day following the Business Day on which the redemption request is received in good order by the deadline noted above. However, if any portion of the shares to be redeemed represents an investment made by check, the Fund may delay the payment of the redemption proceeds until the check has cleared. This may take up to fifteen days from the purchase date.

MISCELLANEOUS REDEMPTION INFORMATION. All redemption proceeds will be sent by check unless the Transfer Agent is directed otherwise. Redemption proceeds may also be wired. A redemption request may not be processed if a shareholder has failed to submit a completed and properly executed New Account Application.

- Northern Funds may require any information reasonably necessary to ensure that a redemption has been duly authorized.

- Northern Funds reserves the right, on 60 days' written notice, to redeem the shares held in any account if, at the time of redemption, the net asset value of the remaining shares in the account falls below $1,000. Involuntary redemptions will not be made if the value of shares in an account falls below the minimum solely because of a decline in the Fund's net asset value.

- Northern Funds reserves the right to redeem shares held by any shareholder in other circumstances deemed to be in the best interest of a Fund.

- You may initiate transactions between Northern Trust accounts and Northern Funds accounts by using Northern Trust Private Passport. For additional details, please visit our Website at northerntrust.com/privatepassport or contact your Relationship Manager.

- Northern Funds reserves the right to change or discontinue any of its redemption procedures.

- Northern Funds reserves the right to defer crediting, sending or wiring redemption proceeds for up to seven days (or such longer period permitted by the SEC) after receiving the redemption order if, in its judgment, an earlier payment could adversely affect the Fund.

- In certain circumstances, Northern Funds may advance the time by which redemption and exchange orders must be received. See "Early Closings" on page 16.

EXCHANGE PRIVILEGES. You may exchange shares of one Northern Fund for another only if the registration of both accounts is identical. Both accounts must have the same owner's name and title, if applicable. An exchange is a redemption of shares of one Fund and the purchase of shares of another Fund. It is considered a taxable event and may result in a gain or loss. Northern Funds reserves the right, at any time without prior notice to suspend, limit or terminate the exchange privilege of any shareholder who makes more than eight exchanges of shares in a year and/or two exchanges of shares in a calendar quarter. Northern Funds may also modify or terminate the exchange privilege with respect to any or all shareholders, and may reject any exchange request.

Exchanges are only available in states where an exchange can legally be made. Before making an exchange you should read the Prospectus for the shares you are acquiring.

IN-KIND PURCHASES AND REDEMPTIONS. Northern Funds reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund. Northern Funds also reserves the right to pay redemptions by a distribution "in-kind" of securities (instead of cash) from the Fund. See the Additional Statement for further information about the terms of these purchases and redemptions.

TELEPHONE TRANSACTIONS. For your protection, telephone requests are recorded in order to verify their accuracy. In addition, the Transfer Agent has adopted procedures in an effort to establish reasonable safeguards against fraudulent telephone transactions. If reasonable measures are taken to verify that telephone instructions are genuine, Northern Funds and its service providers will not be responsible for any loss resulting from fraudulent or unauthorized instructions received over the telephone. In these circumstances, shareholders will bear the risk of loss. During periods of unusual market activity, you may have trouble placing a request by telephone. In this event, consider sending your request in writing or follow the procedures found on page 13 for initiating transactions by the internet.

The proceeds of redemption orders received by telephone will be sent by check, wire or transfer according to proper instructions. All checks will be made payable to the shareholder of record and mailed only to the shareholder's address of record.

Northern Funds reserves the right to refuse a telephone redemption.

MAKING CHANGES TO YOUR ACCOUNT INFORMATION. You may make changes to wiring instructions, address of record or other account information only in writing. These instructions must be accompanied by a signature guarantee from an institution participating in the Stock Transfer Agency Medallion Program ("STAMP"), or other acceptable evidence of authority. Additional requirements may be imposed. In accordance with SEC regulations, the Fund and Transfer Agent may charge a shareholder reasonable costs in locating a shareholder's current address.

SIGNATURE GUARANTEES. If a signature guarantee is required, it must be from an institution participating in STAMP, or other acceptable evidence of authority must be provided. Additional requirements may be imposed by Northern Funds. In addition to the situations described in this Prospectus, Northern Funds may require signature guarantees in other circumstances based on the amount of a redemption request or other factors.

BUSINESS DAY. A "Business Day" is each Monday through Friday when the New York Stock Exchange (the "Exchange") is open for business. In 2003 and 2004, the Fund will be closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

GOOD ORDER. A purchase, redemption or exchange request is considered to be in "good order" when all necessary information is provided and all required documents are properly completed, signed and delivered. Requests must include the following:

-    The account number (if issued) and Fund name;

-    The amount of the transaction, in dollar amount or number of shares;

- For redemptions and exchanges (other than online, telephone or wire redemptions), the signature of all account owners exactly as they are registered on the account;

-    Required signature guarantees, if applicable;

- Other supporting legal documents and certified resolutions that might be required in the case of estates, corporations, trusts and other entities or forms of ownership. Call 800/595-9111 for more information about documentation that may be required of these entities.

Additionally, a purchase order initiating the opening of an account will not be considered to be "in good order" unless the investor has provided all information required by Northern Funds' "Customer Identification Program" described below.

CUSTOMER IDENTIFICATION PROGRAM. Federal law requires Northern Funds to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with Northern Funds. Applications without the required information, or without an indication that a social security taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, Northern Funds reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in Northern Funds or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. Northern Funds and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.

EARLY CLOSINGS. The Fund reserves the right to advance the time for accepting purchase, redemption or exchange orders for same Business Day credit when the Exchange closes or closes early, trading on the Exchange is restricted, an emergency arises or as otherwise permitted by the SEC. In addition, the Board of Trustees of the Fund may, on any Business Day, decide to change the time as of which the Fund's NAV is calculated in response to new developments such as altered trading hours, or as otherwise permitted by the SEC.

EMERGENCY EVENTS. In the event the Exchange does not open for business because of an emergency, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether the Fund is open for business during an emergency situation, please call 800/595-9111 or visit northernfunds.com

FINANCIAL INTERMEDIARIES. Northern Funds may authorize certain institutions acting as financial intermediaries (including banks, trust companies, brokers and investment advisers), to accept purchase, redemption and exchange orders from their customers on behalf of the Fund. These authorized intermediaries may also designate other intermediaries to accept such orders, if approved by the Fund. A Fund will be deemed to have received an order when the order is accepted by the authorized intermediary, and the order will be priced at the Fund's per share NAV next determined, provided that the authorized intermediary forwards the order (and payment for any purchase order) to the Transfer Agent on behalf of the Trust within agreed-upon time periods. If the order (or payment for any purchase order) is not received by the Transfer Agent within such time periods, the authorized intermediary may be liable for fees and losses and the transaction may be cancelled.

Northern Funds may enter into agreements with certain financial intermediaries, including affiliates of Northern Trust, that perform support and/or distribution services for their customers who own Fund shares ("Service Organizations"). These support services may include:

- assisting investors in processing purchase, exchange and redemption requests;

-    processing dividend and distribution payments from the Fund;

-    providing information to customers showing their positions in the Fund; and

- providing subaccounting with respect to Fund shares beneficially owned by customers or the information necessary for subaccounting.

In addition, Service Organizations may provide distribution services, such as the forwarding of sales literature and advertising to their customers, in connection with the distribution of Fund shares.

For their services, Service Organizations may receive fees from the Fund at annual rates of up to 0.25% of the average daily net asset value of the shares covered by their agreements. Because these fees are paid out of the Fund's assets on an on-going basis, they will increase the cost of your investment in the Fund.

Northern Trust may also provide compensation to certain dealers and other financial intermediaries, including affiliates of Northern Trust, who provide services to their customers who invest in Northern Funds or whose customers purchase significant amounts of the Fund's shares. The amount of such compensation may be made on a one-time and/or periodic basis, and may equal all or a portion of the annual fees earned by the Investment Adviser (after adjustments). This additional compensation will be paid by Northern Trust or its affiliates and will not represent an additional expense to Northern Funds or its shareholders.

Investors purchasing shares through a financial intermediary should read their account agreements carefully. A financial intermediary's requirements may differ from those listed in this Prospectus. A financial intermediary may also impose account charges, such as asset allocation fees, account maintenance fees and other charges that will reduce the net return on an investment in the Fund. If an investor has agreed with a particular financial intermediary to maintain a minimum balance and the balance falls below this minimum, the investor may be required to redeem all or a portion of the investor's investment in a Fund.

Conflict of interest restrictions may apply to the receipt of compensation by a Service Organization or other financial intermediary in connection with the investment of fiduciary funds in Fund shares. Institutions, including banks regulated by the Office of Comptroller of the Currency, Board of Governors of the Federal Reserve System and state banking commissions, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal counsel. State securities laws regarding the registration of dealers may differ from Federal law. As a result, Service Organizations and other financial intermediaries investing in the Fund on behalf of their customers may be required to register as dealers.

Agreements that contemplate the provision of distribution services by Service Organizations are governed by a Distribution and Service Plan (the "Plan") that has been adopted by Northern Funds pursuant to Rule 12b-1 under the 1940 Act. Payments to Service Organizations, including Northern Trust, under the Plan are not tied directly to their own out-of-pocket expenses and therefore may be used as they elect (for example, to defray their overhead expenses), and may exceed their direct and indirect costs. As of this date, the Plan has not been implemented with respect to the Fund.

SHAREHOLDER COMMUNICATIONS. Shareholders of record will be provided each year with a semiannual report showing portfolio investments and other information as of September 30 and, after the close of the Fund's fiscal year on March 31, with an annual report containing audited financial statements. If you have consented to the delivery of a single copy of shareholder reports, prospectuses, proxy statements or information statements to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting the Northern Funds Center by phone at 800/595-9111 or by mail at Northern Funds, P.O. Box 75986, Chicago, IL 60675-5986. You may also send an e-mail to northernfunds@execpc.com. The Fund will begin sending individual copies to you within 30 days after receipt of your revocation.

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS OF THE FUND ARE AUTOMATICALLY REINVESTED IN ADDITIONAL SHARES OF THE FUND WITHOUT ANY SALES CHARGE OR ADDITIONAL PURCHASE PRICE AMOUNT.

You may, however, elect to have dividends or capital gain distributions (or both) paid in cash or reinvested in shares of another Northern Fund at its net asset value per share. If you would like to receive dividends or distributions in cash or have them reinvested in another Northern Fund, you must notify the Transfer Agent in writing. This election will become effective for distributions paid two days after its receipt by the Transfer Agent. Dividends and distributions may only be reinvested in a Northern Fund in which you maintain an account.

The Fund's net investment income will be declared as a dividend and paid annually. Net realized capital gains may be distributed from time to time during Northern Funds' fiscal year (but not less frequently than annually).


TAX CONSIDERATIONS

The Fund contemplates distributing each year all or substantially all of its taxable income, including its net capital gain. Except as discussed below, you will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

Distributions attributable to the net capital gain of the Fund (excess of long-term capital gain over short-term capital loss) will be taxable to you as long-term capital gain, regardless of how long you have held your shares.

Certain other distributions paid by the Fund to shareholders who are individuals may also be taxable at long-term capital gain rates. In general, if (a) certain holding period and other requirements are met and (b) 95% or more of the gross income of the Fund (other than net capital gain) consists of dividends received from domestic corporations or "qualified" foreign corporations ("qualifying dividends"), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gains rates. However, if less than 95% of the gross income of the Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to shareholders who are individuals will be taxed at long-term capital gains rates only to the extent the distributions are derived from qualifying dividends earned by the Fund. You should note that if the Fund has a high portfolio turnover rate, the amount of the qualifying dividends may be reduced.

Other Fund distributions, including distributions attributable to short-term capital gains, interest income and other ordinary income, will generally be taxable to shareholders as ordinary income, unless the Fund meets the 95% test described above.

A portion of distributions paid by the Fund may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations.

As explained below under "Risks, Securities and Techniques - Securities Lending," the amount of the Fund's distributions that qualify for taxation at long-term capital gain rates for individuals, and for the dividends-received deduction available to corporations, may be reduced as a result of the Fund's securities lending activities.

You should note that if you purchase shares of the Fund just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.

The one major exception to the tax principles described above is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

If you (a) have provided either an incorrect Social Security Number or Taxpayer Identification Number or no number at all, (b) are subject to withholding by the Internal Revenue Service for prior failure to properly include on your return payments of interest or dividends, or (c) have failed to certify to Northern Funds, when required to do so, that you are not subject to backup withholding or are an "exempt recipient," then Northern Funds will be required in certain cases to withhold and remit to the U.S. Treasury 28% of the dividends and distributions payable to you.

There are certain tax requirements that the Fund must meet in order to avoid Federal taxation. In its efforts to adhere to these requirements, the Fund may have to limit its investment activity in some types of instruments.

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of the Fund distributions, if any, that are attributable to interest on certain types of federal securities.

CONSULT YOUR TAX PROFESSIONAL. Your investment in the Fund could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in the Fund. More tax information is provided in the Statement of Additional Information. This short summary is not intended as a substitute for careful tax planning.

                                                RISKS, SECURITIES AND TECHNIQUES

RISKS, SECURITIES AND TECHNIQUES

THIS SECTION TAKES A CLOSER LOOK AT SOME OF THE FUND'S PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS WHICH ARE SUMMARIZED IN THE RISK/RETURN SUMMARY FOR THE FUND.

IT ALSO EXPLORES THE VARIOUS INVESTMENT SECURITIES AND TECHNIQUES THAT THE INVESTMENT MANAGEMENT TEAM MAY USE. THE FUND MAY INVEST IN OTHER SECURITIES AND IS SUBJECT TO FURTHER RESTRICTIONS AND RISKS WHICH ARE DESCRIBED IN THE ADDITIONAL STATEMENT. ADDITIONALLY, THE FUND MAY PURCHASE OTHER TYPES OF SECURITIES OF INSTRUMENTS SIMILAR TO THOSE DESCRIBED IN THIS SECTION IF OTHERWISE CONSISTENT WITH THE FUND'S INVESTMENT OBJECTIVES AND POLICIES.

ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVE. The Fund's investment objective may be changed by Northern Funds' Board of Trustees without shareholder approval. Shareholders will, however, be notified of any changes. Any such change may result in the Fund having an investment objective different from the objective which the shareholder considered appropriate at the time of investment in the Fund.


DERIVATIVES. The Fund may purchase certain "derivative" instruments for hedging or speculative purposes. A derivative is a financial instrument whose value is derived from-or based upon-the performance of underlying assets, interest or currency exchange rates or indices. Derivative securities include futures contracts, options, interest rate and currency swaps, equity swaps, structured securities, forward currency contracts and structured debt obligations.

     INVESTMENT STRATEGY. Under normal market conditions, the Fund may to a moderate extent invest in derivative securities, including structured securities, options, futures, swaps and interest rate caps and floors, if the potential risks and rewards are consistent with the Fund's objective, strategies and overall risk profile. In unusual circumstances, including times of increased market volatility, the Fund may make more significant investments in derivatives. The Fund may use derivatives for hedging purposes to offset a potential loss in one position by establishing an interest in an opposite position. The Fund may also use derivatives for speculative purposes to invest for potential income or capital gain. The Fund may invest more than 5% of its assets in derivative instruments for non-hedging purposes.

     SPECIAL RISKS. Engaging in derivative transactions involves special risks, including: (a) market risk that the Fund's derivatives position will lose value; (b) credit risk that the counterparty to the transaction will default; (c) leveraging risk that the value of the derivative instrument will decline more than the value of the assets on which it is based; (d) illiquidity risk that the Fund will be unable to sell its position because of lack of market depth or disruption; (e) pricing risk that the value of a derivative instrument will be difficult to determine; and (f) operations risk that loss will occur as a result of inadequate systems or human error. Many types of derivatives have been recently developed and have not been tested over complete market cycles. For these reasons, the Fund may suffer a loss whether or not the analysis of the investment management team is accurate.

FOREIGN INVESTMENTS. Foreign securities include direct investments in non-U.S. dollar-denominated securities traded primarily outside of the United States and dollar-denominated securities of foreign issuers. Foreign securities also include indirect investments such as American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). ADRs are U.S. dollar-denominated receipts representing securities of foreign-based corporations. ADRs are receipts that are traded in the U.S., and entitle the holder to all distributions and capital gains that are paid out on the underlying foreign securities. EDRs and GDRs are receipts that often trade on foreign exchanges. They represent ownership in an underlying foreign or U.S. security and are generally denominated in a foreign currency.

     INVESTMENT STRATEGY. The Fund may invest up to 25% of its total assets in foreign securities, including ADRs, EDRs and GDRs. The Fund may also invest in foreign time deposits and other short-term instruments.

     SPECIAL RISKS. Foreign securities involve special risks and costs which are considered by the Investment Adviser in evaluating the creditworthiness of issuers and making investment decisions for the Fund. Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their obligations. The performance of investments in securities denominated in a foreign currency will also depend, in part, on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally results in an increase in value of a foreign currency-denominated security in terms of U.S. dollars. A decline in the value of the foreign currency relative to the U.S. dollar generally results in a decrease in value of a foreign currency-denominated security.

     Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

     Additional risks are involved when investing in countries with emerging economies or securities markets. These countries are generally located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central and South America and Africa. In general, the securities markets of these countries are less liquid, are subject to greater price volatility, have smaller market capitalizations and have problems with securities registration and custody. In addition, because the securities settlement procedures are less developed in these countries, the Fund may be required to deliver securities before receiving payment and may also be unable to complete transactions during market disruptions. As a result of these and other risks, investments in these countries generally present a greater risk of loss to the Fund.

     While the Fund's investments may, if permitted, be denominated in foreign currencies, the portfolio securities and other assets held by the Fund are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing the Fund's net asset value to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that the Fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund's respective net currency positions may expose it to risks independent of its securities positions.

     On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. The euro has replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

     The new European Central Bank has control over each country's monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

     The change to the euro as a single currency is relatively new and untested. The elimination of the currency risk among EMU countries has affected the economic environment and behavior of investors, particularly in European markets, but the long-term impact of those changes on currency values or on the business or financial condition of European countries and issuers cannot be fully assessed at this time. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union ("EU") will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the values of securities held by the Fund.

INVESTMENT GRADE SECURITIES. A security is considered investment grade if, at the time of purchase, it is rated:

     -  BBB or higher by Standard & Poor's Ratings Services ("S&P");

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     -  Baa or higher by Moody's Investors Service, Inc. ("Moody's");
     -  BBB or higher by Fitch Ratings ("Fitch"); or
     -  BBB or higher by Dominion Bond Rating Service Limited ("Dominion").

     A security will be considered investment grade if it receives one of the above ratings, or a comparable rating from another nationally recognized statistical rating organization ("NRSRO"), even if it receives a lower rating from other rating organizations. An unrated security may also be considered investment grade if the Investment Adviser determines the security is comparable in quality to a security that has been rated investment grade.

     INVESTMENT STRATEGY. The Fund may invest in fixed income and convertible securities to the extent consistent with its respective investment policies. Except as stated in the next section, fixed income and convertible securities purchased by the Fund will generally be rated investment grade.

     SPECIAL RISKS. Although securities rated BBB by S&P, Dominion or Fitch, or Baa by Moody's are considered investment grade, they have certain speculative characteristics. Therefore, they may be subject to a higher risk of default than obligations with higher ratings. Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund and may be in default. The Investment Adviser will consider such an event in determining whether the Fund should continue to hold the security.

NON-INVESTMENT GRADE SECURITIES. Non-investment grade fixed income and convertible securities (sometimes referred to as "junk bonds") are generally rated BB or below by S&P, Dominion or Fitch, or Ba or below by Moody's (or have received a comparable rating from another NRSRO), or, if unrated, are determined to be of comparable quality by the Investment Adviser.

     INVESTMENT STRATEGY. The Fund may invest up to 15% of its total assets, measured at the time of purchase, in non-investment grade securities, including convertible securities, when the investment management team determines that such securities are desirable in light of the Fund's investment objectives and portfolio mix.

     SPECIAL RISKS. Non-investment grade securities are considered predominantly speculative by traditional investment standards. The market value of these low-rated securities tends to be more sensitive to individual corporate developments and changes in interest rates and economic conditions than higher-rated securities. In addition, they generally present a higher degree of credit risk. Issuers of low-rated securities are often highly leveraged, so their ability to repay their debt during an economic downturn or periods of rising interest rates may be impaired. The risk of loss due to default by these issuers is also greater because low-rated securities generally are unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by the Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by the Fund of its initial investment and any anticipated income or appreciation will be uncertain. The Fund may also incur additional expenses in seeking recovery on defaulted securities.

     The secondary market for lower quality securities is concentrated in relatively few market makers and is dominated by institutional investors. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher quality securities. In addition, market trading volume for these securities is generally lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and the Fund's ability to dispose of particular portfolio investments. A less developed secondary market may also make it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio. Investments in lower quality securities, whether rated or unrated, will be more dependent on the Investment Adviser's credit analysis than would be the case with investments in higher quality securities.

PORTFOLIO TURNOVER. The investment management team will not consider the portfolio turnover rate a limiting factor in making investment decisions for the Fund. A high portfolio turnover rate (100% or more) is likely to involve higher brokerage commissions and other transaction costs, which could reduce the Fund's return. It may also result in higher short-term capital gains that are taxable to shareholders. See "Financial Highlights" for the Fund's historical portfolio turnover rates.

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SMALL COMPANY INVESTMENTS. Investments in small capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small capitalization companies include "unseasoned" issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.


ADDITIONAL DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES


ASSET-BACKED SECURITIES. Asset-backed securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. Asset-backed securities represent participations in, or are secured by or payable from, pools of assets such as mortgages, automobile loans, credit card receivables and other financial assets. In effect, these securities "pass through" the monthly payments that individual borrowers make on their mortgages or other assets net of any fees paid to the issuers. Examples of these include guaranteed mortgage pass-through certificates, collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs").

     INVESTMENT STRATEGY. The Fund may purchase these and other types of asset-backed securities. Such securities are subject to the same quality requirements as other types of fixed income securities held by the Fund.

     SPECIAL RISKS. In addition to credit and market risk, asset-backed securities involve prepayment risk because the underlying assets (loans) may be prepaid at any time. The value of these securities may also change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing the credit support or the counterparty. Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and Federal consumer credit laws. Automobile receivables are subject to the risk that the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing the receivables.

BORROWINGS AND REVERSE REPURCHASE AGREEMENTS. The Fund may borrow money and enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund subject to the Fund's agreement to repurchase them at a mutually agreed upon date and price (including interest).

     INVESTMENT STRATEGY. The Fund may borrow and enter into reverse repurchase agreements in amounts not exceeding one-third of the value of its total assets. The Fund may also borrow up to an additional 5% of its total assets for temporary purposes. The Fund may enter into reverse repurchase agreements when the investment management team expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense.

     SPECIAL RISKS. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the net asset value of the Fund's outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that the interest income earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.

CONVERTIBLE SECURITIES. A convertible security is a bond or preferred stock that may be converted (exchanged) into the common stock of the issuing company within a specified time period for a specified number of shares. Convertible securities offer the Fund a way to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

     INVESTMENT STRATEGY. The Fund may acquire convertible securities. These securities are subject to the same rating requirements as fixed income securities held by the Fund.

     SPECIAL RISKS. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of either a conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the value of the underlying common stock. Additionally, a convertible security will normally provide income and therefore is subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. Also, the Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund's ability to achieve its investment objective.

CUSTODIAL RECEIPTS. Custodial receipts are participations in trusts that hold U.S. government, bank or corporate obligations. They entitle the holder to future interest or principal payments or both on securities held by the custodian.

     INVESTMENT STRATEGY. To the extent consistent with its investment objective, the Fund may invest a portion of its net assets in custodial receipts.

     SPECIAL RISKS. Like other stripped obligations (which are described below), stripped custodial receipts may be subject to greater price volatility than ordinary debt obligations because of the way in which their principal and interest are returned to investors.

EQUITY SWAPS. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return.

     INVESTMENT STRATEGY. The Fund may invest in equity swaps. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps may also be used for other purposes, such as hedging or seeking to increase total return.

     SPECIAL RISKS. Equity swaps are derivative instruments and their values can be very volatile. To the extent that the investment management team does not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, the Fund may suffer a loss which is potentially unlimited. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, the Fund may suffer a loss if the counterparty defaults. Because equity swaps are normally illiquid, the Fund may not be able to terminate its obligations when desired.

FORWARD CURRENCY EXCHANGE CONTRACTS. A forward currency exchange contract is an obligation to exchange one currency for another on a future date at a specified exchange rate.

     INVESTMENT STRATEGY. The Fund may enter into forward currency exchange contracts for hedging purposes and to help reduce the risks and volatility caused by changes in foreign currency exchange rates. The Fund may also enter into these contracts for speculative purposes (i.e., to increase total return). Foreign currency exchange contracts will be used at the discretion of the investment management team, and the Fund is not required to hedge its foreign currency positions.

     SPECIAL RISKS. Forward foreign currency contracts are privately negotiated transactions, and can have substantial price volatility. As a result, they offer less protection against default by the other party than is available for instruments traded on an exchange. When used for hedging purposes, they tend to limit any potential gain that may be realized if the value of the Fund's foreign holdings increases because of currency fluctuations. When used for speculative purposes, forward currency exchange contracts may result in additional losses that are not otherwise related to changes in the value of the securities held by the Fund. The institutions that deal in forward currency contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity.

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FUTURES CONTRACTS AND RELATED OPTIONS. A futures contract is a type of derivative instrument that obligates the holder to buy or sell a specified financial instrument or currency in the future at an agreed upon price. For example, a futures contract may obligate the Fund, at maturity, to take or make delivery of certain domestic or foreign securities, the cash value of a securities index or a stated quantity of a foreign currency. When the Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price during the option period. When the Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised.

     INVESTMENT STRATEGY. To the extent consistent with its investment objective, the Fund may invest in futures contracts and options on futures contracts on domestic or foreign exchanges or boards of trade. They may be used for hedging purposes, to increase total return or to maintain liquidity to meet potential shareholder redemptions, invest cash balances or dividends or minimize trading costs. The value of the Fund's futures contracts may equal up to 100% of its total assets. However, except as otherwise permitted by the Commodity Futures Trading Commission, the Fund will not purchase or sell a futures contract unless, after the transaction, the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options used for non-hedging purposes is 5% or less of its total assets. Alternative limitations on the use of futures contracts and related options may be stated from time to time in the Additional Statement.

     SPECIAL RISKS. Futures contracts and options present the following risks: imperfect correlation between the change in market value of the Fund's securities and the price of futures contracts and options; the possible inability to close a futures contract when desired; losses due to unanticipated market movements which are potentially unlimited; and the possible inability of the investment management team to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund's NAV. As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Foreign exchanges or boards of trade generally do not offer the same protections as U.S. exchanges.

ILLIQUID OR RESTRICTED SECURITIES. Illiquid securities include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable amount master demand notes that cannot be called within seven days, certain insurance funding agreements, certain unlisted over-the-counter options and other securities that are traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act").

     INVESTMENT STRATEGY. The Fund may invest up to 15% of its net assets in securities that are illiquid. If otherwise consistent with its investment objective and policies, the Fund may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and domestically traded securities that are not registered under the 1933 Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). These securities will not be considered illiquid so long as the Investment Adviser determines, under guidelines approved by the Northern Funds' Board of Trustees, that an adequate trading market exists.

     SPECIAL RISKS. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to the Fund. The practice of investing in Rule 144A Securities could increase the level of the Fund's illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

INITIAL PUBLIC OFFERING: An IPO is a company's first offering of stock to the public.

     INVESTMENT STRATEGY. At times, the Fund may make investments in IPOs to a limited extent.

     SPECIAL RISKS. An IPO presents the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

     The Fund's investments in IPO shares may include the securities of "unseasoned" companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

INTEREST RATE SWAPS, CURRENCY SWAPS, TOTAL RATE OF RETURN SWAPS, CREDIT SWAPS, AND INTEREST RATE FLOORS, CAPS AND COLLARS. Interest rate and currency swaps are contracts that obligate the Fund and another party to exchange their rights to pay or receive interest or specified amounts of currency, respectively. Interest rate floors entitle the purchasers to receive interest payments if a specified index falls below a predetermined interest rate. Interest rate caps entitle the purchasers to receive interest payments if a specified index exceeds a predetermined interest rate. An interest rate collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Total rate of return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Credit swaps are contracts involving the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive a payment from or make a payment or to the other party, upon the occurrence of specific credit events.

     INVESTMENT STRATEGY. To the extent consistent with its investment objective and policies, the Fund may enter into swap transactions and transactions involving interest rate floors, caps and collars to a limited extent for hedging purposes or to seek to increase total return.

     SPECIAL RISKS. The use of swaps and interest rate floors, caps and collars is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Like other derivative securities, these instruments can be highly volatile. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if these instruments were not used. These instruments are normally illiquid, and the Fund may not be able to terminate its obligations when desired. In addition, if the Fund is obligated to pay the return under the terms of a total rate of return swap, Fund losses due to unanticipated market movements are potentially unlimited. The Fund may also suffer a loss if the other party to a transaction defaults.

INVESTMENT COMPANIES. To the extent consistent with its investment objective and policies, the Fund may invest in securities issued by other investment companies, including money market funds, index funds, "country funds" (i.e., funds that invest primarily in issuers located in a specific foreign country or region), iShares(SM), S&P's Depositary Receipts ("SPDRs") and other exchange-traded funds (or ETFs).

     INVESTMENT STRATEGY. Investments by the Fund in other investment companies, including ETFs, will be subject to the limitations of the 1940 Act except as permitted by SEC orders. The Fund may rely on SEC orders that permit it to invest in certain ETFs beyond the limits contained in the 1940 Act, subject to certain terms and conditions. The Fund may also rely on another SEC order that permits it to invest in money market funds advised by the Investment Adviser or its affiliates.

     SPECIAL RISKS. As a shareholder of another investment company, the Fund would be subject to the same risks as any other investor in that company. In addition, it would bear a proportionate share of any fees and expenses paid by that company. These would be in addition to the advisory and other fees paid directly by the Fund. The Fund's investment in an ETF involves other considerations. In particular, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. In addition, shares of an ETF are issues in "creation unions" and are not individually redeemable except upon termination of the ETF. To redeem, the Fund must accumulate enough shares of an ETF to reconstitute a creation unit. The liquidity of a small holding of an ETF will, therefore, depend upon the existence of a secondary market. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF's net asset value.

OPTIONS. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a "call") or sell (a "put") an asset in the future at an agreed upon price prior to the expiration date of the option.

     INVESTMENT STRATEGY. To the extent consistent with its investment objective, the Fund may write (sell) covered call options, buy put options, buy call options and write secured put options for hedging purposes or to earn additional income. Options may relate to particular securities, foreign or domestic securities indices, financial instruments, foreign currencies or the yield differential between two securities. The Fund will not purchase put and call options in an amount that exceeds 5% of its net assets at the time of purchase. The total value of the Fund's assets subject to options written by the Fund will not be greater than 25% of its net assets at the time the option is written. The Fund may "cover" a call option by owning the security underlying the option or through other means. Put options written by the Fund are "secured" if the Fund maintains liquid assets in a segregated account in an amount at least equal to the exercise price of the option up until the expiration date.

     SPECIAL RISKS. Options trading is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary Fund securities transactions. The value of options can be highly volatile, and their use can result in loss if the investment management team is incorrect in its expectation of price fluctuations. The successful use of options for hedging purposes also depends in part on the ability of the investment management team to predict future price fluctuations and the degree of correlation between the options and securities markets.

     The Fund will invest and trade in unlisted over-the-counter options only with firms deemed creditworthy by the Investment Adviser. However, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to perform them in connection with the purchase or sale of options.

PREFERRED STOCK. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stock owners but after bond owners.

     INVESTMENT STRATEGY. The Fund may invest in preferred stocks.

     SPECIAL RISKS. Unlike most debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

REAL ESTATE INVESTMENT TRUSTS (REITS). REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans.

     INVESTMENT STRATEGY. The Fund may invest in REITs.

     SPECIAL RISKS. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and the ability of a REIT's manager. REITs are also subject to risks generally associated with investments in real estate. The Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of securities by the Fund subject to the seller's agreement to repurchase them at a mutually agreed upon date and price.

     INVESTMENT STRATEGY. The Fund may enter into repurchase agreements with financial institutions such as banks and broker-dealers that are deemed to be creditworthy by the Investment Adviser. Although the securities subject to a repurchase agreement may have maturities exceeding one year, settlement of the agreement will never occur more than one year after the Fund acquires the securities.

     SPECIAL RISKS. In the event of a default, the Fund will suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral are less than the repurchase price and the Fund's costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy, the Fund could suffer additional losses if a court determines that the Fund's interest in the collateral is unenforceable.

SECURITIES LENDING. In order to generate additional income, the Fund may lend securities to banks, brokers and dealers or other qualified institutions. In exchange, the Fund will receive collateral equal to at least 100% of the value of the securities loaned.

     INVESTMENT STRATEGY. Securities lending may represent no more than one-third of the value of the Fund's total assets (including the loan collateral). Any cash collateral received by the Fund in connection with these loans may be invested in a variety of short-term investments either directly or indirectly through money market portfolios. Loan collateral (including any investment of the collateral) is not included in the calculation of the percentage limitations described elsewhere in this Prospectus regarding the Fund's investments in particular types of securities.

     SPECIAL RISKS. A principal risk when lending portfolio securities is that the borrower might become insolvent or refuse to honor its obligation to return the securities. In this event, the Fund could experience delays in recovering its securities and may incur a capital loss. The Fund will be responsible for any loss that might result from its investment of the cash collateral it receives from a borrower. Additionally, the amount of the Fund's distributions that qualify for taxation at reduced long-term capital gain rates for individuals, as well as the amount of the Fund's distributions that qualify for the dividends received deduction for corporations (together, "qualifying dividends") may be reduced as a result of the Fund's securities lending activities. This is because any dividends paid on securities while on loan will not be deemed to have been received by the Fund, and the equivalent amount paid to the Fund by the borrower of the securities will not be deemed to be a qualifying dividend.

SHORT SALES AGAINST-THE-BOX. A short sale against-the-box is a short sale such that at all times when the short position is open the seller owns or has the right to obtain, at no added cost, an equal amount of securities identical to those sold short.

     INVESTMENT STRATEGY. The Fund may make short sales against-the-box.

     SPECIAL RISKS. If the Fund sells securities short against-the-box, it may protect itself from loss if the price of the securities declines in the future, but will lose the opportunity to profit on such securities if the price rises. If the Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short position with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may effect short sales.

STRIPPED OBLIGATIONS. These securities are issued by the U.S. government (or an agency, instrumentality or sponsored enterprise), foreign governments, banks and other issuers. They entitle the holder to receive either interest payments or principal payments that have been "stripped" from a debt obligation. These obligations include stripped mortgage-backed securities, which are derivative multi-class mortgage securities.

     INVESTMENT STRATEGY. To the extent consistent with its investment objective, the Fund may purchase stripped securities.

     SPECIAL RISKS. Stripped securities are very sensitive to changes in interest rates and to the rate of principal prepayments. A rapid or unexpected change in either interest rates or principal prepayments could depress the price of stripped securities held by the Fund and adversely affect the Fund's total return.

STRUCTURED SECURITIES. The value of such securities is determined by reference to changes in the value of specific currencies, commodities, securities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Examples of structured securities include, but are not limited to, debt obligations where the principal repayment at maturity is determined by the value of a specified security or securities index.

     INVESTMENT STRATEGY. The Fund may invest in structured securities to the extent consistent with its investment objective.

     SPECIAL RISKS. The terms of some structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, the Fund could suffer a total loss of its investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities due to their derivative nature.

TEMPORARY INVESTMENTS. The Fund may temporarily hold cash and/or invest in short-term obligations including U.S. government securities, high-quality money market instruments (including commercial paper and obligations of foreign and domestic banks such as certificates of deposit, bank and deposit notes, bankers' acceptances and fixed time deposits), and repurchase agreements with maturities of 13 months or less. The Fund may also make temporary investments in longer-term debt obligations and preferred stocks.

     INVESTMENT STRATEGY. The Fund may temporarily hold cash or invest all or any portion of its assets in short-term obligations pending investment or to meet anticipated redemption requests. The Fund may also hold cash or invest in short-term obligations, or preferred stock as a temporary measure mainly designed to limit the Fund's losses in response to adverse market, economic or other conditions when the Investment Adviser believes that it is in the best interest of the Fund to pursue such defensive strategy. The Investment Adviser may, however, choose not to make such temporary investments even in very volatile or adverse conditions.

     SPECIAL RISKS. The Fund may not achieve its investment objective when it holds cash or invests its assets in short-term obligations or otherwise makes temporary investments. The Fund may also miss investment opportunities and have a lower total return during these periods.

UNITED STATES GOVERNMENT OBLIGATIONS. These include U.S. Treasury obligations, such as bills, notes and bonds, which generally differ only in terms of their interest rates, maturities and time of issuance. These also include obligations issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises. Securities guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities or sponsored enterprises are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, an agency, instrumentality or sponsored enterprise thereof, and (b) participations in loans made to foreign governments or their agencies that are so guaranteed.

     INVESTMENT STRATEGY. To the extent consistent with its investment objective, the Fund may invest in a variety of U.S. Treasury obligations and also may invest in obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises.

     SPECIAL RISKS. Not all U.S. government obligations carry the same credit support. Some, such as those of the Government National Mortgage Association ("Ginnie Mae"), are supported by the full faith and credit of the United States Treasury. Other obligations, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the United States Treasury; and others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations. Still others are supported only by the credit of the instrumentality or sponsored enterprise. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.

VARIABLE AND FLOATING RATE INSTRUMENTS. Variable and floating rate instruments have interest rates that are periodically adjusted either at set intervals or that float at a margin tied to a specified index rate. These instruments include variable amount master demand notes, long-term variable and floating rate bonds (sometimes referred to as "Put Bonds") where the Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and leveraged inverse floating rate instruments ("inverse floaters"). An inverse floater is leveraged to the extent that its interest rate varies by an amount that exceeds the amount of the variation in the index rate of interest. Some variable and floating rate instruments have interest rates that are periodically adjusted as a result of changes in inflation rates.

     INVESTMENT STRATEGY. The Fund may invest in variable and floating rate instruments to the extent consistent with its investment objective.

     SPECIAL RISKS. The market values of inverse floaters are subject to greater volatility than other variable and floating rate instruments due to their higher degree of leverage. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Fund is not entitled to exercise their demand rights. As a result, the Fund could suffer a loss with respect to these instruments.

WARRANTS. A warrant represents the right to purchase a security at a predetermined price for a specified period of time.

     INVESTMENT STRATEGY. The Fund may invest in warrants and similar rights. The Fund may also purchase bonds that are issued in tandem with warrants.

     SPECIAL RISKS. Warrants are derivative instruments that present risks similar to options.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS. A purchase of "when-issued" securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

     INVESTMENT STRATEGY. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Although the Fund would generally purchase securities in these transactions with the intention of acquiring the securities, the Fund may dispose of such securities prior to settlement if the investment management team deems it appropriate to do so.

     SPECIAL RISKS. Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may decrease by the time they are actually issued or delivered. Conversely, selling securities in these transactions involves the risk that the value of the securities may increase by the time they are actually issued or delivered. These transactions also involve the risk that the seller may fail to deliver a security or cash on the settlement date.

ZERO COUPON, PAY-IN-KIND AND CAPITAL APPRECIATION BONDS. These are securities issued at a discount from their face value because interest payments are typically postponed until maturity. Interest payments on pay-in-kind securities are payable by the delivery of additional securities. The amount of the discount rate varies depending on factors such as the time remaining until maturity, prevailing interest rates, a security's liquidity and the issuer's credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments.

     INVESTMENT STRATEGY. The Fund may invest in zero coupon, pay-in-kind and capital appreciation bonds to the extent consistent with its investment objective.

     SPECIAL RISKS. The market prices of zero coupon, pay-in-kind and capital appreciation bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. The Fund's investments in zero coupon, pay-in-kind and capital appreciation bonds may require the Fund to sell some of its Fund securities to generate sufficient cash to satisfy certain income distribution requirements.


MISCELLANEOUS. TNTC is sometimes referred to as "The Northern Trust Bank" in advertisements and other sales literature.

FINANCIAL INFORMATION


THE FINANCIAL HIGHLIGHTS TABLE IS INTENDED TO HELP YOU UNDERSTAND THE FUND'S FINANCIAL PERFORMANCE FOR THE PERIOD OF THE FUND'S OPERATIONS. CERTAIN INFORMATION REFLECTS THE FINANCIAL RESULTS FOR A SINGLE FUND SHARE. THE TOTAL RETURNS IN THE TABLES REPRESENT THE RATE THAT AN INVESTOR WOULD HAVE EARNED OR LOST ON AN INVESTMENT IN THE FUND FOR A SHARE HELD FOR THE ENTIRE PERIOD (ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS). THE FINANCIAL HIGHLIGHTS FOR THE FISCAL YEAR ENDED MARCH 31, 2003 HAVE BEEN AUDITED BY DELOITTE & TOUCHE LLP, WHOSE REPORT, ALONG WITH THE FUND'S FINANCIAL STATEMENTS, IS INCLUDED IN THE ANNUAL REPORT WHICH IS AVAILABLE UPON REQUEST AND WITHOUT CHARGE. THE FINANCIAL HIGHLIGHTS FOR THE FISCAL PERIOD ENDED PRIOR TO MARCH 31, 2003 WERE AUDITED BY OTHER INDEPENDENT AUDITORS.



                                                                 VALUE FUND

                                                        FOR THE YEAR      FOR THE PERIOD
                                                       ENDED MARCH 31,    ENDED MARCH 31,
SELECTED PER SHARE DATA                                     2003              2002 (3)
-----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $   9.58          $  10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                0.01             (0.01)
Net realized and unrealized losses                         (2.51)            (0.41)
  Total Loss from Investment Operations                    (2.50)            (0.42)
-----------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $   7.08          $   9.58
-----------------------------------------------------------------------------------------
TOTAL RETURN (1)                                          (26.10)%           (4.20)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period                 $  2,884          $  3,934
Ratio to average net assets of: (2)
  Expenses, net of waivers and reimbursements               1.10%             1.10%
  Expenses, before waivers and reimbursements               3.10%             4.13%
  Net investment income (loss), net of waivers and          0.08%            (0.17)%
    reimbursements
  Net investment loss, before waivers and                  (1.92)%           (3.20)%
    reimbursements
Portfolio Turnover Rate                                    33.89%            50.07%
-----------------------------------------------------------------------------------------



(1) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.

(2)  Annualized for periods less than a full year.

(3)  Commenced investment operations on May 30, 2001.

FOR MORE INFORMATION

ANNUAL/SEMIANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its prior fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("ADDITIONAL STATEMENT")

Additional information about the Fund and its policies is also available in the Fund's Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Fund's annual and semiannual reports and the Additional Statement are available free upon request by calling The Northern Funds Center at 800/595-9111.

TO OBTAIN OTHER INFORMATION AND FOR SHAREHOLDER INQUIRIES:

BY TELEPHONE - Call 800/595-9111

BY MAIL - Northern Funds
          P.O. Box  75986
          Chicago, IL  60675-5986

ON THE INTERNET - Text-only versions of the Fund's documents are available online and may be downloaded from:

        -    The SEC's Website at sec.gov
        -    Northern Funds' Website at northernfunds.com

You may review and obtain copies of Northern Funds' documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Northern Funds' documents, after paying a duplicating fee, by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at: publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202/942-8090.

811-8236

  NORTHERN(SM)
  FUNDS

           Managed by
           NORTHERN TRUST

NORTHERN EQUITY FUNDS

NORTHERN FUNDS PROSPECTUS

- GROWTH EQUITY FUND

- GROWTH OPPORTUNITIES FUND

- INCOME EQUITY FUND

- INTERNATIONAL GROWTH EQUITY FUND

- LARGE CAP VALUE FUND

- MID CAP GROWTH FUND

- SELECT EQUITY FUND

- SMALL CAP GROWTH FUND

- SMALL CAP INDEX FUND

- SMALL CAP VALUE FUND

- STOCK INDEX FUND

- TECHNOLOGY FUND


PROSPECTUS DATED JULY 31, 2003

AN INVESTMENT IN A FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC") OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  TABLE OF CONTENTS

RISK/RETURN SUMMARY

INFORMATION ABOUT THE OBJECTIVES, PRINCIPAL STRATEGIES, AND RISK CHARACTERISTICS OF EACH FUND.

4  OVERVIEW
   4  Definitions

5  EQUITY FUNDS
   5  Growth Equity Fund
   6  Growth Opportunities Fund
   7  Income Equity Fund
   8  International Growth Equity Fund
   9  Large Cap Value Fund
   10 Mid Cap Growth Fund
   11 Select Equity Fund
   12 Small Cap Growth Fund
   13 Small Cap Index Fund
   14 Small Cap Value Fund
   15 Stock Index Fund
   16 Technology Fund

17 PRINCIPAL INVESTMENT RISKS

20 FUND PERFORMANCE
   21 Growth Equity Fund
   22 Growth Opportunities Fund
   23 Income Equity Fund
   24 International Growth Equity Fund
   25 Large Cap Value Fund
   26 Mid Cap Growth Fund
   27 Select Equity Fund
   28 Small Cap Growth Fund
   29 Small Cap Index Fund
   30 Small Cap Value Fund
   31 Stock Index Fund
   32 Technology Fund

33 BROAD-BASED SECURITIES MARKET INDICES

34 FUND FEES AND EXPENSES

MANAGEMENT OF THE FUNDS

DETAILS THAT APPLY TO THE FUNDS AS A GROUP.

38 INVESTMENT ADVISERS

39 ADVISORY FEES

40 FUND MANAGEMENT

42 OTHER FUND SERVICES

ABOUT YOUR ACCOUNT

HOW TO OPEN, MAINTAIN AND CLOSE AN ACCOUNT.

43 PURCHASING AND SELLING SHARES
   43 Purchasing Shares
   43 Opening an Account
   45 Selling Shares

47 ACCOUNT POLICIES AND OTHER INFORMATION
   47 Calculating Share Price
   47 Timing of Purchase Requests
   47 Miscellaneous Purchase Information
   47 Timing of Redemption and Exchange Requests
   48 Payment of Redemption Proceeds
   48 Miscellaneous Redemption Information
   48 Exchange Privileges
   48 In-Kind Purchases and Redemptions
   48 Telephone Transactions
   49 Making Changes to Your Account Information
   49 Signature Guarantees
   49 Business Day
   49 Good Order
   49 Customer Identification Program
   50 Early Closings
   50 Emergency Events
   50 Financial Intermediaries
   51 Shareholder Communications

52 DIVIDENDS AND DISTRIBUTIONS

53 TAX CONSIDERATIONS

RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION

55 RISKS, SECURITIES AND TECHNIQUES
   55 Additional Information on Investment Objectives, Principal Investment
      Strategies and Related Risks
   60 Additional Description of Securities and Common Investment Techniques 68 Disclaimers

69 FINANCIAL INFORMATION
   70 Financial Highlights

FOR MORE INFORMATION

   84 ANNUAL/SEMIANNUAL REPORTS
   84 STATEMENT OF ADDITIONAL INFORMATION
      (ADDITIONAL STATEMENT)

OVERVIEW

NORTHERN FUNDS (THE "TRUST") IS A FAMILY OF NO-LOAD MUTUAL FUNDS THAT OFFERS A SELECTION OF FUNDS TO INVESTORS, EACH WITH A DISTINCT INVESTMENT OBJECTIVE AND RISK/REWARD PROFILE.

The descriptions on the following pages may help you choose the fund or funds that best fit your investment needs. Keep in mind, however, that no fund can guarantee it will meet its investment objective, and no fund should be relied upon as a complete investment program.

This Prospectus describes twelve equity funds (the "Funds") currently offered by the Trust. The Trust also offers other Funds, including money market funds, fixed income funds and an additional equity fund, which are described in separate prospectuses.

In addition to the instruments described on the pages below, each Fund may use various investment techniques in seeking its investment objective. You can learn more about these techniques and their related risks by reading "Risks, Securities and Techniques" beginning on page 55 of this Prospectus and in the Statement of Additional Information (the "Additional Statement").


DEFINITIONS

EQUITY FUNDS. Growth Equity Fund, Growth Opportunities Fund, Income Equity Fund, International Growth Equity Fund, Large Cap Value Fund, Mid Cap Growth Fund, Select Equity Fund, Small Cap Growth Fund, Small Cap Index Fund, Small Cap Value Fund, Stock Index Fund and Technology Fund. These Funds invest primarily in equity securities. As used in this Prospectus, the term "equity securities" includes common stocks, preferred stocks, interests in real estate investment trusts, convertible securities, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments that have economic characteristics similar to equity securities.

RISK/RETURN SUMMARY

EQUITY FUNDS


GROWTH EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES. In seeking long-term capital appreciation, the Fund will invest, under normal circumstances, at least 80% of its net assets in equity securities. The companies in which the Fund invests generally have market capitalizations in excess of $1 billion.

Using fundamental research and quantitative analysis, the investment management team buys securities of a broad mix of companies that it believes have favorable growth characteristics relative to their peers. Similarly, the investment management team sells securities it believes no longer have these or other favorable characteristics. The team may also sell securities in order to maintain the desired portfolio securities composition of the Fund. In determining whether a company has favorable growth characteristics, the investment management team analyzes factors such as:

-  Sales and earnings growth;

-  Return on equity;

-  Debt to equity ratio; and

-  Market share and competitive leadership of the company's products.

Although the Fund primarily invests in the securities of U.S. issuers, it may invest to a limited extent in the securities of foreign issuers.

RISKS. These principal investment risks apply to the Fund: market, management, liquidity, stock, derivatives and technology securities risks. See page 17 for a discussion of these risks.

GROWTH OPPORTUNITIES FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES. In seeking long-term capital appreciation, the Fund will invest, under normal circumstances, at least 65% of its total assets in the equity securities of companies which the investment management team believes exhibit favorable growth characteristics.

Using fundamental research and quantitative analysis, the investment management team buys securities of companies that it believes have favorable growth characteristics, such as above average sales, earnings growth and competitive returns on equity relative to their peers. Similarly, the investment management team sells securities it believes no longer have these or other favorable characteristics. The team may also sell securities in order to maintain the desired portfolio securities composition for the Fund. In determining whether to buy or sell a security, the investment management team considers such factors as a company's:

-  Debt to equity ratio;

-  Market share and competitive leadership of the company's products;

-  Earnings growth relative to relevant competitors; and

- Market valuation in comparison to other growth companies and the stock's own historical market valuations.

Although the Fund primarily invests in the securities of U.S. issuers, it may make limited investments in the securities of foreign issuers.

The Fund may invest in companies of any size, but generally expects to invest primarily in small and mid-size companies. At times the Fund may make significant investments in IPOs. The Fund may from time to time emphasize particular companies or market segments, such as technology, in attempting to achieve its investment objective. Many of the companies in which the Fund invests retain their earnings to finance current and future growth and pay little or no dividends.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

RISKS. These principal investment risks apply to the Fund: market, management, liquidity, stock, derivatives, small cap stock, mid cap stock, technology securities, IPO and portfolio turnover risks. See page 17 for a discussion of these risks.

INCOME EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide a high level of current income with long-term capital appreciation as a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES. In seeking to achieve its investment objective, the Fund will, under normal circumstances, invest at least 80% of its net assets in income producing equity securities, including dividend-paying common and preferred stocks and convertible securities. The Fund may also invest up to 20% of its net assets in a broad range of non-convertible fixed income securities without limitation as to maturity. The Fund seeks to provide a high level of current income relative to other mutual funds that invest in equity securities.

Using fundamental research and quantitative analysis, the investment management team buys and sells securities based on factors such as:

-  Current income;

-  Prospects for growth; and

-  Capital appreciation potential.

In determining capital appreciation potential, the investment management team will analyze such fundamental factors as sales and earnings growth, financial condition, product development and the valuation of the stock relative to market and historical norms. For convertible securities, the team also analyzes the conversion feature and the potential value of the underlying equity securities.

Subject to the requirement that the Fund invest at least 80% of its assets in income-producing equity securities, there is no limit on the Fund's ability to invest in convertible securities or non-convertible fixed income securities that are below investment grade ("junk bonds"). It is anticipated that junk bonds may constitute a significant portion of the Fund's portfolio. Junk bonds tend to offer higher yields than higher rated securities with similar maturities. However, junk bonds are considered speculative and generally involve greater price volatility and greater risk of loss than higher rated securities. There is no minimum rating for a security purchased or held by the Fund, and the Fund may purchase securities that are in default, although investments in such securities are expected to be minimal.

In seeking to achieve its investment objective, the Portfolio may make significant investments in structured securities and may also invest, to a lesser extent, in futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.

Although the Fund will invest primarily in the securities of U.S. issuers, it may make limited investments in the securities of foreign issuers.

RISKS. These principal investment risks apply to the Fund: market, management, liquidity, stock, derivatives, high yield, interest rate/maturity, credit (or default) and structured securities risks. See page 17 for a discussion of these risks.

INTERNATIONAL GROWTH EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES. In seeking long-term capital appreciation, the Fund will invest, under normal circumstances, at least 80% of its net assets in equity securities. The Fund intends to invest in the securities of companies located in a number of countries throughout the world. These companies generally have market capitalizations in excess of $1 billion.

Using fundamental research and quantitative analysis, the investment management team buys securities of a broad mix of companies that it believes have favorable growth characteristics relative to their peers. Similarly, the investment management team sells securities it believes no longer have these or other favorable characteristics. The team may also sell securities in order to maintain the desired portfolio securities composition of the Fund. In determining whether a company has favorable growth characteristics, the investment management team analyzes factors such as:

-  Sales and earnings growth;

-  Return on equity;

-  Debt to equity ratio; and

-  Market share and competitive leadership of a company's products.

Although the Fund primarily invests in mature markets (such as Germany and Japan), it may to a lesser extent also make investments in emerging markets (such as Argentina and China). The Fund may, from time to time, emphasize particular companies or market segments, such as technology, in attempting to achieve its investment objective. Many of the companies in which the Fund invests retain their earnings to finance current and future growth. These companies generally pay little or no dividends.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

RISKS. These principal investment risks apply to the Fund: market, management, liquidity, stock, derivatives, currency, country, foreign regulatory, emerging markets and portfolio turnover risks. See page 17 for a discussion of these risks.

LARGE CAP VALUE FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES. In seeking long-term capital appreciation, the Fund will invest, under normal circumstances, at least 80% of its net assets in the equity securities of large capitalization companies. Large capitalization companies are generally considered to be those whose market capitalization is, at the time the Fund makes an investment, similar to the market capitalization of the companies in the Standard & Poor's ("S&P") 500 Composite Stock Price Index (the "S&P 500(R) Index"). Companies whose capitalization no longer meets this definition after purchase may continue to be considered large capitalization companies. As of June 30, 2003, the market capitalization of the companies in the S&P 500 Index was between $414 million and $287 billion. The size of companies in such Index changes with market conditions. In addition, changes to the composition of the Index can change the market capitalization range of companies in the Index. The Fund is not limited to the stocks included in the S&P 500 Index and may invest in other stocks that meet the Investment Adviser's criteria discussed below.

In buying stocks for the Fund, the management team uses a disciplined strategy to identify companies it believes are worth more than is indicated by current market prices, focusing on such factors as a company's price-to-earnings ratio, dividend yield and growth rate, earnings potential and asset valuation. It also attempts to identify a catalyst that, once recognized by the market, would result in a higher valuation for the company. Examples of such catalysts are: new products, rejuvenated or superior management, changes in consumer demand and basic changes in the economic environment. The investment management team will normally sell a security that it believes has achieved its full valuation or is no longer attractive based upon the evaluation criteria described above.

Although the Fund invests primarily in the securities of U.S. issuers, it may make limited investments in the securities of foreign issuers.

S&P DOES NOT ENDORSE ANY STOCK IN THE S&P 500 INDEX. IT IS NOT A SPONSOR OF THE LARGE CAP VALUE FUND AND IS NOT AFFILIATED WITH THE FUND IN ANY WAY.

RISKS. These principal investment risks apply to the Fund: market, management, liquidity, stock and derivatives risks. See page 17 for a discussion of these risks.

MID CAP GROWTH FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES. In seeking long-term capital appreciation, the Fund will invest, under normal circumstances, at least 80% of its net assets in the equity securities of medium capitalization companies. Medium capitalization companies are generally considered to be those whose market capitalization is, at the time the Fund makes an investment, similar to the market capitalization of companies in the Russell Midcap(R) Index. Companies whose capitalization no longer meets this definition after purchase may continue to be considered medium capitalization companies. As of June 30, 2003, the market capitalization of the companies in the Russell Midcap Index was between $1.2 billion and $9.8 billion. The size of companies in such Index changes with market conditions. In addition, changes to the composition of the Index can change the market capitalization range of companies in the Index. The Fund is not limited to the stocks included in the Russell Midcap Index and may invest in other stocks that meet the Investment Adviser's criteria discussed below.

Using fundamental research and quantitative analysis, the investment management team buys securities of mid-sized companies that it believes have favorable characteristics such as above average sales, earnings growth and competitive returns on equity relative to their peers. Similarly, the investment management team sells securities it believes no longer have these or other favorable characteristics. The team may also sell securities in order to maintain the desired portfolio securities composition of the Fund. In doing so, the investment management team considers factors such as:

-  Debt to equity ratio;

-  Market share and competitive leadership of the company's products;

-  Earnings growth relative to relevant competitors; and

- Market valuation in comparison to securities of other mid cap companies and the stock's own historical norms.

Although the Fund primarily invests in the securities of U.S. issuers, it may make limited investments in the securities of foreign issuers.

The Fund may from time to time emphasize particular companies or market segments, such as technology, in attempting to achieve its investment objective. Many of the companies in which the Fund invests retain their earnings to finance current and future growth. These companies generally pay little or no dividends.

The Fund may make significant investments in IPOs. The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

RUSSELL DOES NOT ENDORSE ANY STOCK IN THE RUSSELL MIDCAP INDEX. IT IS NOT A SPONSOR OF THE MID CAP GROWTH FUND AND IS NOT AFFILIATED WITH THE FUND IN ANY WAY.

RISKS. These principal investment risks apply to the Fund: market, management, liquidity, stock, derivatives, mid cap stock, technology securities, IPO and portfolio turnover risks. See page 17 for a discussion of these risks.

SELECT EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES. In seeking long-term capital appreciation, the Fund will invest, under normal circumstances, at least 80% of its net assets in equity securities. Companies in which the Fund invests are selected by the investment management team for their growth potential and generally have market capitalizations in excess of $1 billion.

Using fundamental research and quantitative analysis, the investment management team buys securities of a somewhat limited number of companies (generally less than 100) that it believes have favorable growth characteristics relative to their peers. Similarly, the investment management team sells securities it believes no longer have these or other favorable characteristics. The team may also sell securities in order to maintain the desired portfolio securities composition of the Fund. In determining whether a company has favorable growth characteristics, the investment management team analyzes factors such as:

-  Sales and earnings growth;

-  Return on equity; and

-  Debt to equity ratio.

The Fund may from time to time emphasize particular companies or market segments, such as technology, in attempting to achieve its investment objective. Many of the companies in which the Fund invests retain their earnings to finance current and future growth. These companies generally pay little or no dividends.

Although the Fund primarily invests in the securities of U.S. issuers, it may make limited investments in the securities of foreign issuers.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

RISKS. These principal investment risks apply to the Fund: market, management, liquidity, stock, derivatives, technology securities and portfolio turnover risks. See page 17 for a discussion of these risks.

SMALL CAP GROWTH FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES. In seeking long-term capital appreciation, the Fund will invest, under normal circumstances, at least 80% of its net assets in the equity securities of small capitalization companies. Small capitalization companies are generally considered to be those whose market capitalization is, at the time the Fund makes an investment, similar to the market capitalization of companies in the Russell 2000(R) Index. Companies whose capitalization no longer meets this definition after purchase may continue to be considered small capitalization companies. As of June 30, 2003, the market capitalization of the companies in the Russell 2000 Index was between $117 million and $1.2 billion. The size of companies in such Index changes with market conditions. In addition, changes to the composition of the Index can change the market capitalization range of companies in the Index. The Fund is not limited to the stocks included in the Russell 2000 Index and may invest in other stocks that meet the Investment Adviser's criteria discussed below.

Using fundamental research and quantitative analysis, the investment management team buys securities of small companies that it believes have favorable characteristics such as above average sales, earnings growth and competitive returns on equity relative to their peers. Similarly, the investment management team sells securities it believes no longer have these or other favorable characteristics. The team may also sell securities in order to maintain the desired portfolio securities composition of the Fund. In doing so, the investment management team considers factors such as a company's:

-  Debt to equity ratio;

-  Market share and competitive leadership of the company's products;

-  Earnings growth relative to relevant competitors; and

- Market valuation in comparison to securities of other small cap companies and the stock's own historical norms.

Although the Fund primarily invests in the securities of U.S. issuers, it may make limited investments in the securities of foreign issuers.

The Fund may from time to time emphasize particular companies or market segments, such as technology, in attempting to achieve its investment objective. Many of the companies in which the Fund invests retain their earnings to finance current and future growth. These companies generally pay little or no dividends.

The Fund may make significant investments in IPOs.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

RUSSELL DOES NOT ENDORSE ANY STOCK IN THE RUSSELL 2000 INDEX. IT IS NOT A SPONSOR OF THE SMALL CAP GROWTH FUND AND IS NOT AFFILIATED WITH THE FUND IN ANY WAY.

RISKS. These principal investment risks apply to the Fund: market, management, liquidity, stock, derivatives, small cap stock, technology securities, IPO and portfolio turnover risks. See page 17 for a discussion of these risks.

SMALL CAP INDEX FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide investment results approximating the aggregate price and dividend performance of the securities included in the Russell 2000 Index.

The Russell 2000 Index is a market value-weighted index which includes stocks of the smallest 2,000 companies in the Russell 3000(R) Index. The Russell 3000 Index consists of stocks of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Russell 2000 Index is widely considered representative of smaller company stock performance as a whole. The companies in the Russell 2000 Index are selected according to their total market capitalization. However, companies are not selected by Frank Russell & Company ("Russell") for inclusion in the Russell 2000 Index because they are expected to have superior stock price performance relative to the stock market in general or other stocks in particular. As of June 30, 2003, the approximate market capitalization range of the companies included in the Russell 2000 Index was between $117 million and $1.2 billion.

RUSSELL DOES NOT ENDORSE ANY STOCK IN THE RUSSELL 2000 INDEX. IT IS NOT A SPONSOR OF THE SMALL CAP INDEX FUND AND IS NOT AFFILIATED WITH THE FUND IN ANY WAY.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES. Under normal circumstances, the Fund will invest substantially all (and at least 80%) of its net assets in the equity securities included in the Russell 2000 Index, in weightings that approximate the relative composition of securities contained in the Index.

The Fund is passively managed, which means it tries to duplicate the investment composition and performance of the Russell 2000 Index by using computer programs and statistical procedures. As a result, the investment management team does not use traditional methods of investment management for the Fund, such as selecting securities on the basis of economic, financial and market analysis. Rather, the investment management team will buy and sell securities in response to changes in the Russell 2000 Index. Because the Fund will have fees and transaction expenses (while the Index has none), returns are likely to be below those of the Russell 2000 Index.

The Investment Adviser expects that, under normal circumstances, the quarterly performance of the Fund, before expenses, will track the performance of the Russell 2000 Index within a 0.95 correlation coefficient.

RISKS. These principal investment risks apply to the Fund: stock, market, management, liquidity, stock, derivatives, tracking, small cap stock and technology securities risks. See page 17 for a discussion of these risks.

SMALL CAP VALUE FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES. In seeking long-term capital appreciation, the Fund will invest, under normal circumstances, at least 80% of its net assets in the equity securities of small capitalization companies. Small capitalization companies are generally considered to be those whose market capitalization is, at the time the Fund makes an investment, similar to the market capitalization of companies in the Russell 2000 Index. Companies whose capitalization no longer meets this definition after purchase may continue to be considered small capitalization companies. As of June 30, 2003, the market capitalization of the companies in the Russell 2000 Index was between $117 million and $1.2 billion. The size of companies in such Index changes with market conditions. In addition, changes to the composition of the Index can change the market capitalization range of companies in the Index. The Fund is not limited to the stocks included in the Russell 2000 Index and may invest in other stocks that meet the Investment Adviser's criteria discussed below.

Using quantitative analysis (evaluation and analysis of financial data), the investment management team buys small capitalization stocks of companies believed to be worth more than is indicated by current market prices. Similarly, the management team will normally sell a security that it believes has achieved its full valuation, is not attractively priced or for other reasons. The team may also sell securities in order to maintain the desired portfolio characteristics of the Fund. In determining whether a stock is attractively priced, the investment management team analyzes factors such as:

-  The stock's price and book value;

-  Earnings and sales;

-  Trading volume; and

-  Bid-ask spreads.

Although the Fund primarily invests in the securities of U.S. issuers, it may make limited investments in the securities of foreign issuers.

The Fund may from time to time emphasize particular companies or market segments, such as technology, in attempting to achieve its investment objective. Many of the companies in which the Fund invests retain their earnings to finance current and future growth. These companies generally pay little or no dividends.

The Fund may make significant investments in initial public offerings IPOs.

RUSSELL DOES NOT ENDORSE ANY STOCK IN THE RUSSELL 2000 INDEX. IT IS NOT A SPONSOR OF THE SMALL CAP VALUE FUND AND IS NOT AFFILIATED WITH THE FUND IN ANY WAY.

RISKS. These principal investment risks apply to the Fund: market, management, liquidity, stock, derivatives and small cap stock risks. See page 17 for a discussion of these risks.

STOCK INDEX FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide investment results approximating the aggregate price and dividend performance of the securities included in the S&P 500 Index.

The S&P 500 Index is an unmanaged index which includes 500 companies operating across a broad spectrum of the U.S. economy, and its performance is widely considered representative of the U.S. stock market as a whole. The companies chosen for inclusion in the S&P 500 Index tend to be industry leaders within the U.S. economy as determined by Standard and Poor's Rating Services ("S&P"). However, companies are not selected by S&P for inclusion because they are expected to have superior stock price performance relative to the market in general or other stocks in particular. As of June 30, 2003, the approximate market capitalization range of the companies included in the S&P 500 Index was between $414 million and $287 billion.

S&P DOES NOT ENDORSE ANY STOCK IN THE S&P 500 INDEX. IT IS NOT A SPONSOR OF THE STOCK INDEX FUND AND IS NOT AFFILIATED WITH THE FUND IN ANY WAY.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES. Under normal circumstances, the Fund will invest substantially all (and at least 80%) of its net assets in the equity securities of the companies that make up the S&P 500 Index, in weightings that approximate the relative composition of the securities contained in the Index.

The Fund is passively managed, which means it tries to duplicate the investment composition and performance of the S&P 500 Index using computer programs and statistical procedures. As a result, the investment management team does not use traditional methods of investment management for this Fund, such as selecting securities on the basis of economic, financial and market analysis. Rather, the investment management team will buy and sell securities in response to changes in the S&P 500 Index. Because the Fund will have fees and transaction expenses (while the Index has none), returns are likely to be below those of the S&P 500 Index.

The Investment Adviser expects that, under normal circumstances, the quarterly performance of the Fund, before expenses, will track the performance of the S&P 500 Index within a 0.95 correlation coefficient.

RISKS. These principal investment risks apply to the Fund: market, management, liquidity, stock, derivatives, tracking and technology securities risks. See page 17 for a discussion of these risks.

TECHNOLOGY FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation by investing principally in equity securities and securities of companies that develop, produce or distribute products and services related to technology.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES. In seeking to achieve its investment objective, the Fund will invest, under normal circumstances, at least 80% of its net assets in securities of companies principally engaged in technology business activities. In considering whether an issuer is principally engaged in technology business activities, the Investment Adviser will consider whether it is classified as such by the Bloomberg Industry Group Classification or is listed on the Morgan Stanley(R) High Tech 35 Index or other comparable technology index. Companies engaged in businesses related to the following products and services are also considered by the Investment Adviser to be engaged in technology business activities whether or not they are classified as such or listed in a technology index: industrial and business machines; communications; computers, software and peripheral products; electronics; electronic media; internet; television and video equipment and services; and satellite technology and equipment. It is expected that more than 25% of the Fund's total assets will normally be invested in technology companies which develop or sell computers, software and peripheral products. The Fund may invest in both small and large technology companies, without regard to their size.

Using fundamental research and quantitative analysis, the investment management team buys stocks of technology companies that it believes have the potential to outperform the technology sector over the next one- to two-year period. Similarly, the investment management team sells securities it believes no longer have these or other favorable characteristics. The team may also sell securities to maintain the desired portfolio securities composition of the Fund. In doing so, the investment management team selects investments based on factors such as:

-  Debt to equity ratio;

-  Market share;

-  Competitive leadership of a company's products or market niches;

-  Earnings growth rates compared with relevant competitors; and

- Market valuation compared to securities of other technology-related companies and the stock's own historical norms.

Although the Fund primarily invests in the securities of U.S. issuers, it may make limited investments in the securities of foreign issuers.

Many of the companies in which the Fund invests retain their earnings to finance current and future growth. These companies generally pay little or no dividends.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

RISKS. These principal investment risks apply to the Fund: market, management, liquidity, stock, derivatives, small cap stock, mid cap stock, technology securities, computer, software, computer services and IPO risks. See page 17 for a discussion of these risks.

PRINCIPAL INVESTMENT RISKS

All investments carry some degree of risk which will affect the value of a Fund's investments, its investment performance and the price of its shares. As a result, loss of money is a risk of investing in each Fund.

AN INVESTMENT IN A FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY FDIC OR ANY OTHER GOVERNMENT AGENCY.

The following summarizes the principal risks that apply to the Funds.

RISKS THAT APPLY TO ALL FUNDS

MARKET RISK is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

MANAGEMENT RISK is the risk that a strategy used by the investment management team may fail to produce the intended results.

LIQUIDITY RISK is the risk that a Fund will not be able to pay redemption proceeds within the time periods described in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests or other reasons.

STOCK RISK is the risk that stock prices have historically risen and fallen in periodic cycles. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of equity investments that a Fund holds may decline over short or extended periods. This volatility means that the value of your investment in the Funds may increase or decrease. Over the past several years, stock markets have experienced substantial price volatility.

DERIVATIVES RISK is the risk that loss may result from a Fund's investments in options, futures, swaps, structured securities and other derivative instruments, which may be leveraged. Investments in derivative instruments may result in losses exceeding the amounts invested.

RISKS THAT APPLY PRIMARILY TO THE INCOME EQUITY FUND

HIGH YIELD RISK may impact the value of non-investment grade securities held by a Fund. Generally, these securities, sometimes known as "junk bonds," are subject to greater credit risk, price volatility and risk of loss than investment grade securities. In addition, there may be less of a market for them, which could make it harder to sell them at an acceptable price. These and related risks mean that the Fund may not achieve the expected return from non-investment grade securities and that its share price may be adversely affected by declines in the value of these securities.

INTEREST RATE/MATURITY RISK is the risk that increases in prevailing interest rates will cause fixed income securities held by the Fund to decline in value. The magnitude of this decline will often be greater for longer-term fixed income securities than shorter-term fixed income securities.

CREDIT (OR DEFAULT) RISK is the risk that an issuer or guarantor of a security or a counterparty to a transaction may default on its payment obligations or experience a decline in credit quality. Generally, the lower the credit rating of a security, issuer, guarantor or counterparty, the greater the risk of default. Also, a downgrade in the credit quality of a security or its issuer or guarantor may cause the security to decline in value. Investment grade fixed income securities are generally believed to have relatively low degrees of credit risk.

STRUCTURED SECURITIES RISK is the risk that loss may result from the Fund's investments in structured securities, which are considered to be derivative instruments because their value is based on changes in the value of specific currencies, commodities, securities, indices or other financial indicators. For these reasons structured securities present additional risk that the interest paid to the Fund on a structured security will be less than expected, and that the principal amount invested will not be returned to the Fund. As a result, investments in structured securities may adversely affect the Fund's net asset value. In some cases it is possible that the Fund may suffer a total loss on its investment in a structured security.

RISK THAT APPLIES TO THE STOCK INDEX AND SMALL CAP INDEX FUNDS

TRACKING RISK is the risk that a Fund's performance may vary substantially from the performance of the benchmark index it tracks as a result of share purchases and redemptions, transaction costs, expenses and other factors.

RISK THAT APPLIES PRIMARILY TO THE GROWTH OPPORTUNITIES, SMALL CAP GROWTH, SMALL CAP INDEX, SMALL CAP VALUE, AND TECHNOLOGY FUNDS

SMALL CAP STOCK RISK is the risk that stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group. In addition, small cap stocks typically are traded in lower volume, and their issuers typically are subject to a greater degree of change in their earnings and prospects.

RISK THAT APPLIES PRIMARILY TO THE GROWTH OPPORTUNITIES, MID CAP GROWTH AND TECHNOLOGY FUNDS

MID CAP STOCK RISK is the risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

RISK THAT APPLIES PRIMARILY TO THE GROWTH EQUITY, GROWTH OPPORTUNITIES, MID CAP GROWTH, SELECT EQUITY, SMALL CAP GROWTH, SMALL CAP INDEX, STOCK INDEX AND TECHNOLOGY FUNDS

TECHNOLOGY SECURITIES RISK is the risk that securities of technology companies may be subject to greater price volatility than stocks of companies in other sectors. Technology companies may produce or use products or services that prove commercially unsuccessful, or become obsolete, or may be adversely impacted by government regulation. Technology securities may experience significant price movements caused by disproportionate investor optimism or pessimism.

RISKS THAT APPLY PRIMARILY TO THE TECHNOLOGY FUND

COMPUTER RISK is the risk that companies in the computer industry can be significantly affected by competitive pressures. For example, as product cycles shorten and manufacturing capacity increases, these companies could become increasingly subject to aggressive pricing, which hampers profitability. Profitability can also be affected by changing domestic and international demand, research and development costs and product obsolescence.

SOFTWARE AND COMPUTER SERVICES RISK is the risk that companies in the software and computer services industry can be significantly affected by competitive pressures. For example, an increasing number of companies and new product offerings can lead to aggressive pricing and slower selling cycles.

RISK THAT APPLIES PRIMARILY TO THE GROWTH OPPORTUNITIES, MID CAP GROWTH, SMALL CAP GROWTH AND TECHNOLOGY FUNDS

IPO RISK is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance.


RISKS THAT APPLY PRIMARILY TO INTERNATIONAL GROWTH EQUITY FUND


CURRENCY RISK is the potential for price fluctuations in the dollar value of foreign securities because of changing currency exchange rates.

COUNTRY RISK is the potential for price fluctuations in foreign securities because of political, financial and economic events in foreign countries. Investment of more than 25% of a Fund's total assets in securities of issuers located in one country will subject the Fund to increased country risk with respect to the particular country.

FOREIGN REGULATORY RISK is the risk that a foreign security could lose value because of less stringent foreign securities regulations and accounting and disclosure standards.

EMERGING MARKETS RISK is the risk that the securities markets of emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries.

OTHER RISKS

PORTFOLIO TURNOVER RISK is the risk that high portfolio turnover is likely to result in increased Fund expenses which may result in lower investment returns. High portfolio turnover is also likely to result in higher short-term capital gains taxable to shareholders. For the last fiscal year, the annual portfolio turnover rates of the: Growth Opportunities Fund, International Growth Equity Fund, Mid Cap Growth Fund, Select Equity Fund and Small Cap Growth Fund exceeded 100%.

MORE INFORMATION ABOUT THE FUNDS IS PROVIDED IN "RISKS, SECURITIES AND TECHNIQUES" BEGINNING ON PAGE 55. YOU SHOULD CAREFULLY CONSIDER THE RISKS DISCUSSED IN THIS SECTION AND IN "RISKS, SECURITIES AND TECHNIQUES" BEFORE INVESTING IN A FUND.

FUND PERFORMANCE


THE BAR CHARTS AND TABLES THAT FOLLOW PROVIDE AN INDICATION OF THE RISKS OF INVESTING IN A FUND BY SHOWING: (A) CHANGES IN THE PERFORMANCE OF A FUND FROM YEAR TO YEAR; AND (B) HOW THE AVERAGE ANNUAL RETURNS OF A FUND COMPARE TO THOSE OF A BROAD-BASED SECURITIES MARKET INDEX. FOR A DESCRIPTION OF EACH BROAD-BASED SECURITIES MARKET INDEX, PLEASE SEE PAGE 33.

The bar charts and tables assume reinvestment of dividends and distributions. A Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations that were in effect during the periods presented. If expense limitations were not in place, a Fund's performance would have been reduced.

In calculating the Federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

GROWTH EQUITY FUND


[CHART]


CALENDAR YEAR TOTAL RETURN



1995      26.13%
1996      17.82%
1997      30.07%
1998      33.16%
1999      23.72%
2000      (6.77)%
2001     (16.70)%
2002     (23.31)%



Year to date total return for the six months ended
June 30, 2003: 7.72%

BEST AND WORST QUARTERLY PERFORMANCE
(FOR THE PERIODS ENDED DECEMBER 31, 2002)



        BEST QUARTER RETURN           WORST QUARTER RETURN
     ------------------------      ------------------------
             Q4    1998                    Q3    2002
     ------------------------      ------------------------
               24.77%                       (18.05)%



AVERAGE ANNUAL TOTAL RETURN
(FOR THE PERIODS ENDED DECEMBER 31, 2002)



                                                              INCEPTION                          SINCE
                                                                DATE     1-YEAR      5-YEAR    INCEPTION
-----------------------------------------------------------------------------------------------------------
Growth Equity Fund     Return Before Taxes                     4/1/94    (23.31)%    (0.38)%     7.80%

                       Return After Taxes on Distributions               (23.40)%    (1.71)%     6.40%
                       Return After Taxes on Distributions
                         and Sale of Fund Shares                         (14.31)%    (0.03)%     6.52%
S&P 500 Index*                                                           (22.10)%    (0.58)%    10.01%



After-tax returns are calculated using historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

* The Index figures do not reflect any fees, expenses or taxes

GROWTH OPPORTUNITIES FUND


[CHART]


CALENDAR YEAR TOTAL RETURN



2001     (21.28)%
2002     (23.74)%



Year to date total return for the six months ended
June 30, 2003: 8.66%

BEST AND WORST QUARTERLY PERFORMANCE
(FOR THE PERIODS ENDED DECEMBER 31, 2002)



        BEST QUARTER RETURN           WORST QUARTER RETURN
     ------------------------      ------------------------
             Q4    2001                    Q1    2001
     ------------------------      ------------------------
               16.00%                         (23.12)%



AVERAGE ANNUAL TOTAL RETURN
(FOR THE PERIODS ENDED DECEMBER 31, 2002)



                                                                      INCEPTION                 SINCE
                                                                         DATE       1-YEAR    INCEPTION
---------------------------------------------------------------------------------------------------------
Growth Opportunities
  Fund                         Return Before Taxes                      9/26/00     (23.74)%   (27.32)%

                               Return After Taxes on Distributions                  (23.74)%   (27.34)%
                               Return After Taxes on Distributions
                                 and Sale of Fund Shares                            (14.58)%   (20.89)%
Russell 2500(TM) Growth Index*                                                      (29.09)%   (25.85)%



After-tax returns are calculated using historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

* The Index figures do not reflect any fees, expenses or taxes.

INCOME EQUITY FUND


[CHART]


CALENDAR YEAR TOTAL RETURN



1995      18.90%
1996      19.95%
1997      20.84%
1998       9.18%
1999       9.95%
2000       6.67%
2001      (2.00)%
2002      (4.48)%



Year to date total return for the six months ended
June 30, 2003: 8.02%

BEST AND WORST QUARTERLY PERFORMANCE
(FOR THE PERIODS ENDED DECEMBER 31, 2002)



        BEST QUARTER RETURN           WORST QUARTER RETURN
     ------------------------      ------------------------
             Q4    1998                    Q3    1998
     ------------------------      ------------------------
               10.97%                        (9.26)%



AVERAGE ANNUAL TOTAL RETURN
(FOR THE PERIODS ENDED DECEMBER 31, 2002)



                                                                      INCEPTION                         SINCE
                                                                         DATE    1-YEAR     5-YEAR    INCEPTION
-----------------------------------------------------------------------------------------------------------------
Income Equity Fund             Return Before Taxes                       4/1/94   (4.48)%     3.69%      8.34%

                               Return After Taxes on Distributions                (5.72)%     1.24%      5.69%
                               Return After Taxes on Distributions
                                 and Sale of Fund Shares                          (2.74)%     2.11%      5.79%
Merrill Lynch
All U.S. Convertibles Index*                                                      (8.58)%     3.63%      8.24%



After-tax returns are calculated using historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

* The Index figures do not reflect any fees, expenses or taxes.

INTERNATIONAL GROWTH EQUITY FUND


[CHART]


CALENDAR YEAR TOTAL RETURN



1995       2.04%
1996       5.00%
1997       6.34%
1998      23.94%
1999      35.20%
2000      (9.84)%
2001     (29.06)%
2002     (17.80)%



Year to date total return for the six months ended
June 30, 2003: 11.25%

BEST AND WORST QUARTERLY PERFORMANCE
(FOR THE PERIODS ENDED DECEMBER 31, 2002)



        BEST QUARTER RETURN           WORST QUARTER RETURN
     ------------------------      ------------------------
             Q4    1998                    Q3    2002
     ------------------------      ------------------------
               18.84%                       (19.24)%



AVERAGE ANNUAL TOTAL RETURN
(FOR THE PERIODS ENDED DECEMBER 31, 2002)



                                                              INCEPTION                          SINCE
                                                                DATE      1-YEAR     5-YEAR    INCEPTION
-------------------------------------------------------------------------------------------------------------------------------
International Growth
 Equity Fund           Return Before Taxes                      4/1/94    (17.80)%    (2.50)%     0.21%

                       Return After Taxes on Distributions                (18.06)%    (4.61)%    (1.53)%
                       Return After Taxes on Distributions
                         and Sale of Fund Shares                          (10.93)%    (2.26)%    (0.21)%
MSCI EAFE(R)Index*                                                        (15.94)%    (2.89)%     0.88%



After-tax returns are calculated using historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

* The Index figures do not reflect any fees, expenses or taxes.

LARGE CAP VALUE FUND


[CHART]


CALENDAR YEAR TOTAL RETURN



2001       1.86%
2002     (14.93)%



Year to date total return for the six months ended
June 30, 2003: 9.62%

BEST AND WORST QUARTERLY PERFORMANCE
(FOR THE PERIODS ENDED DECEMBER 31, 2002)



        BEST QUARTER RETURN           WORST QUARTER RETURN
     ------------------------      ------------------------
             Q4    2002                    Q3    2002
     ------------------------      ------------------------
               10.51%                       (18.46)%



AVERAGE ANNUAL TOTAL RETURN
(FOR THE PERIODS ENDED DECEMBER 31, 2002)



                                                                      INCEPTION               SINCE
                                                                        DATE      1-YEAR    INCEPTION
--------------------------------------------------------------------------------------------------------
Large Cap Value Fund           Return Before Taxes                     8/03/00    (14.93)%    (1.33)%

                               Return After Taxes on Distributions                (15.31)%    (1.70)%
                               Return After Taxes on Distributions
                                 and Sale of Fund Shares                           (9.17)%    (1.23)%
S&P 500(R)/Barra Value Index*                                                     (20.87)%   (10.84)%



After-tax returns are calculated using historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

* The Index figures do not reflect any fees, expenses or taxes.

MID CAP GROWTH FUND


[CHART]


CALENDAR YEAR TOTAL RETURN



1999      90.18%
2000     (10.84)%
2001     (23.02)%
2002     (20.62)%



Year to date total return for the six months ended
June 30, 2003: 11.03%

BEST AND WORST QUARTERLY PERFORMANCE
(FOR THE PERIODS ENDED DECEMBER 31, 2002)



        BEST QUARTER RETURN           WORST QUARTER RETURN
     ------------------------      ------------------------
             Q4    1999                    Q1    2001
     ------------------------      ------------------------
               57.86%                       (26.08)%



AVERAGE ANNUAL TOTAL RETURN
(FOR THE PERIODS ENDED DECEMBER 31, 2002)



                                                                    INCEPTION                SINCE
                                                                       DATE      1-YEAR    INCEPTION
--------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund            Return Before Taxes                     3/31/98   (20.62)%     2.09%

                               Return After Taxes on Distributions               (20.62)%     0.73%
                               Return After Taxes on Distributions
                                 and Sale of Fund Shares                         (12.66)%     1.33%
Russell Midcap(R)Growth Index*                                                   (27.40)%    (4.21)%



After-tax returns are calculated using historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

* The Index figures do not reflect any fees, expenses or taxes

SELECT EQUITY FUND


[CHART]


CALENDAR YEAR TOTAL RETURN



1995      28.96%
1996      21.50%
1997      31.79%
1998      35.16%
1999      54.59%
2000      (3.93)%
2001     (26.51)%
2002     (24.48)%



Year to date total return for the six months ended
June 30, 2003: 8.27%

BEST AND WORST QUARTERLY PERFORMANCE
(FOR THE PERIODS ENDED DECEMBER 31, 2002)



        BEST QUARTER RETURN           WORST QUARTER RETURN
     ------------------------      ------------------------
             Q4    1999                    Q1    2001
     ------------------------      ------------------------
               40.71%                       (25.19)%



AVERAGE ANNUAL TOTAL RETURN
(FOR THE PERIODS ENDED DECEMBER 31, 2002)



                                                                     INCEPTION                          SINCE
                                                                       DATE      1-YEAR     5-YEAR    INCEPTION
-----------------------------------------------------------------------------------------------------------------
Select Equity Fund             Return Before Taxes                     4/6/94    (24.48)%     2.18%     10.13%

                               Return After Taxes on Distributions               (24.48)%     0.83%      8.51%
                               Return After Taxes on Distributions
                                 and Sale of Fund Shares                         (15.03)%     1.74%      8.20%
Russell 1000(R) Growth Index*                                                    (27.88)%    (3.84)%     7.90%



After-tax returns are calculated using historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

* The Index figures do not reflect any fees, expenses or taxes.

SMALL CAP GROWTH FUND


[CHART]


CALENDAR YEAR TOTAL RETURN



2000      (6.24)%
2001     (21.91)%
2002     (25.13)%



Year to date total return for the six months ended
June 30, 2003: 12.67%

BEST AND WORST QUARTERLY PERFORMANCE
(FOR THE PERIODS ENDED DECEMBER 31, 2002)



        BEST QUARTER RETURN           WORST QUARTER RETURN
     ------------------------      ------------------------
             Q1    2000                    Q1    2001
     ------------------------      ------------------------
                21.66%                       (23.94)%



AVERAGE ANNUAL TOTAL RETURN
(FOR THE PERIODS ENDED DECEMBER 31, 2002)



                                                                      INCEPTION                SINCE
                                                                         DATE      1-YEAR    INCEPTION
--------------------------------------------------------------------------------------------------------
Small Cap Growth Fund          Return Before Taxes                      9/30/99    (25.13)%    (4.19)%

                               Return After Taxes on Distributions                 (25.13)%    (6.29)%
                               Return After Taxes on Distributions
                                 and Sale of Fund Shares                           (15.43)%    (3.98)%
Russell 2000(R) Growth Index*                                                      (30.27)%   (12.20)%



After-tax returns are calculated using historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

* The Index figures do not reflect any fees, expenses or taxes.

SMALL CAP INDEX FUND


[CHART]


CALENDAR YEAR TOTAL RETURN



2000      (3.22)%
2001       1.62%
2002     (21.00)%



Year to date total return for the six months ended
June 30, 2003: 17.41%

BEST AND WORST QUARTERLY PERFORMANCE
(FOR THE PERIODS ENDED DECEMBER 31, 2002)



        BEST QUARTER RETURN           WORST QUARTER RETURN
     ------------------------      ------------------------
             Q4    2001                    Q3    2002
     ------------------------      ------------------------
               20.58%                       (21.45)%



AVERAGE ANNUAL TOTAL RETURN
(FOR THE PERIODS ENDED DECEMBER 31, 2002)



                                                              INCEPTION               SINCE
                                                                DATE      1-YEAR    INCEPTION
--------------------------------------------------------------------------------------------------
Small Cap Index Fund   Return Before Taxes                     9/3/99    (21.00)%    (3.15)%

                       Return After Taxes on Distributions               (21.28%)    (5.88)%
                       Return After Taxes on Distributions
                         and Sale of Fund Shares                         (12.87)%    (2.97)%
Russell 2000(R) Index*                                                   (20.49)%    (1.96)%



After-tax returns are calculated using historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

* The Index figures do not reflect any fees, expenses or taxes.

SMALL CAP VALUE FUND


[CHART]


CALENDAR YEAR TOTAL RETURN



1995      22.50%
1996      18.93%
1997      29.80%
1998      (5.97)%
1999      12.10%
2000       8.48%
2001       5.90%
2002      (6.23)%



Year to date total return for the six months ended
June 30, 2003: 13.42%

BEST AND WORST QUARTERLY PERFORMANCE
(FOR THE PERIODS ENDED DECEMBER 31, 2002)



        BEST QUARTER RETURN           WORST QUARTER RETURN
     ------------------------      ------------------------
             Q2    1999                    Q3    1998
     ------------------------      ------------------------
               19.81%                       (20.47)%



AVERAGE ANNUAL TOTAL RETURN
(FOR THE PERIODS ENDED DECEMBER 31, 2002)



                                                                      INCEPTION                          SINCE
                                                                        DATE      1-YEAR     5-YEAR    INCEPTION
------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund           Return Before Taxes                     4/1/94     (6.23)%     2.57%      8.68%

                               Return After Taxes on Distributions                (6.39)%     0.13%      6.49%
                               Return After Taxes on Distributions
                                 and Sale of Fund Shares                          (3.82)%     1.66%      6.66%
Russell 2000(R) Value Index*                                                     (11.44)%     2.71%      9.95%



After-tax returns are calculated using historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

* The Index figures do not reflect any fees, expenses or taxes.

STOCK INDEX FUND


[CHART]


CALENDAR YEAR TOTAL RETURN



1997      32.73%
1998      27.83%
1999      20.32%
2000      (9.47)%
2001     (12.36)%
2002     (22.55)%



Year to date total return for the six months ended
June 30, 2003:11.41%

BEST AND WORST QUARTERLY PERFORMANCE
(FOR THE PERIODS ENDED DECEMBER 31, 2002)



        BEST QUARTER RETURN           WORST QUARTER RETURN
     ------------------------      ------------------------
             Q4    1998                    Q3    2002
     ------------------------      ------------------------
                21.22%                       (17.34)%



AVERAGE ANNUAL TOTAL RETURN
(FOR THE PERIODS ENDED DECEMBER 31, 2002)



                                                              INCEPTION                          SINCE
                                                                DATE      1-YEAR     5-YEAR    INCEPTION
--------------------------------------------------------------------------------------------------------------
Stock Index Fund       Return Before Taxes                     10/7/96   (22.55)%    (1.12)%     4.60%

                       Return After Taxes on Distributions               (22.88)%    (1.86)%     3.61%
                       Return After Taxes on Distributions
                         and Sale of Fund Shares                         (13.83)%    (0.94)%     3.53%
S&P 500 Index*                                                           (22.10)%    (0.58)%     5.57%



After-tax returns are calculated using historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

* The Index figures do not reflect any fees, expenses or taxes.

TECHNOLOGY FUND


[CHART]


CALENDAR YEAR TOTAL RETURN



1997      16.68%
1998      83.02%
1999     134.48%
2000     (38.43)%
2001     (34.47)%
2002     (40.66)%



Year to date total return for the six months ended
June 30, 2003: 22.16%

BEST AND WORST QUARTERLY PERFORMANCE
(FOR THE PERIODS ENDED DECEMBER 31, 2002)



        BEST QUARTER RETURN           WORST QUARTER RETURN
     ------------------------      ------------------------
             Q4    1999                    Q4    2000
     ------------------------      ------------------------
                65.15%                       (43.78)%



AVERAGE ANNUAL TOTAL RETURN
(FOR THE PERIODS ENDED DECEMBER 31, 2002)



                                                              INCEPTION                          SINCE
                                                                DATE      1-YEAR     5-YEAR    INCEPTION
------------------------------------------------------------------------------------------------------------
Technology Fund        Return Before Taxes                     4/1/96    (40.66)%     0.54%      7.10%

                       Return After Taxes on Distributions               (40.66)%    (2.76)%     4.09%
                       Return After Taxes on Distributions
                         and Sale of Fund Shares                         (24.96)%     2.06%      7.02%
Morgan Stanley High
  Tech 35 Index*                                                         (43.22)%     5.17%      9.27%
S&P 500 Index*                                                           (22.10)%    (0.58)%     6.30%



After-tax returns are calculated using historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

* The Index figures do not reflect any fees, expenses or taxes.

BROAD-BASED SECURITIES MARKET INDICES


THE MERRILL LYNCH ALL U.S. CONVERTIBLES INDEX is an unmanaged index consisting of convertible securities of all investment grades.

THE MORGAN STANLEY HIGH TECH 35 INDEX is an equal dollar weighted index of 35 stocks drawn from seven technology subsectors: computer and business services, data networking/internet infrastructure, electronics manufacturing services, enterprise software, internet and pc software, server and enterprise hardware, pc hardware and data storage, semiconductor capital equipment, semiconductors, technical software and telecom equipment-wireline/wireless.

THE MSCI EAFE(R) INDEX is the Morgan Stanley Capital International Europe, Australia and Far East Index, an unmanaged index which tracks the performance of selected equity securities in Europe, Australia, Asia and the Far East.

THE RUSSELL MIDCAP INDEX is an unmanaged index measuring the performance of the 800 smallest companies in the Russell 1000(R) Index, which represent approximately 26% of the total market capitalization of the Russell 1000
Index as of May 30, 2003.

THE RUSSELL MIDCAP(R) GROWTH INDEX is an unmanaged index which measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.

THE RUSSELL 1000 INDEX is an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, based on market capitalization, which represents approximately 92% of the total market capitalization of the Russell 3000 Index as of May 30, 2003.

THE RUSSELL 2000 INDEX is an unmanaged index which measures the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization, which represents approximately 8% of the total market capitalization of the Russell 3000 Index as of May 30, 2003.

THE RUSSELL 2500(TM) INDEX is an unmanaged index measuring the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index as of May 30, 2003.

THE RUSSELL 1000 GROWTH INDEX is an unmanaged index measuring the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

THE RUSSELL 2000 GROWTH INDEX is an unmanaged index measuring the performance of those companies included in the Russell 2000 Index having higher price-to-book ratios and higher forecasted growth values.

THE RUSSELL 2500 GROWTH INDEX is an unmanaged index which measures the performance of those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values.

THE RUSSELL 3000 INDEX is an unmanaged index measuring the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market as of May 30, 2003.

THE RUSSELL 2000 VALUE INDEX is an unmanaged index measuring the performance of those companies included in the Russell 2000 Index having lower price-to-book ratios and lower forecasted growth values.

THE S&P 500 INDEX is an unmanaged index consisting of 500 stocks and is a widely recognized common measure of the performance of the overall U.S. stock market.

THE S&P 500/BARRA VALUE INDEX is a capitalization-weighted index of the common stocks within the S&P 500 Index with price multiples lower than the index average.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds. Please note that the following information does not reflect any charges which may be imposed by The Northern Trust Company, its affiliates, correspondent banks and other institutions on their customers. (For more information, please see "Account Policies and Other Information" on page 47.)

   SHAREHOLDER FEES
   (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                             MAXIMUM
                                          MAXIMUM                          SALES CHARGE
                                        SALES CHARGE       MAXIMUM        (LOAD) IMPOSED
                                      (LOAD) IMPOSED    DEFERRED SALES     ON REINVESTED      REDEMPTION         EXCHANGE
FUND                                   ON PURCHASES      CHARGE (LOAD)     DISTRIBUTIONS        FEES(1)            FEES
-------------------------------------------------------------------------------------------------------------------------
Growth Equity                              None              None              None              None              None
-------------------------------------------------------------------------------------------------------------------------
Growth Opportunities                       None              None              None              None              None
-------------------------------------------------------------------------------------------------------------------------
Income Equity                              None              None              None              None              None
-------------------------------------------------------------------------------------------------------------------------
International Growth Equity                None              None              None              None              None
-------------------------------------------------------------------------------------------------------------------------
Large Cap Value                            None              None              None              None              None
-------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth                             None              None              None              None              None
-------------------------------------------------------------------------------------------------------------------------
Select Equity                              None              None              None              None              None
-------------------------------------------------------------------------------------------------------------------------
Small Cap Growth                           None              None              None              None              None
-------------------------------------------------------------------------------------------------------------------------
Small Cap Index                            None              None              None              None              None
-------------------------------------------------------------------------------------------------------------------------
Small Cap Value                            None              None              None              None              None
-------------------------------------------------------------------------------------------------------------------------
Stock Index                                None              None              None              None              None
-------------------------------------------------------------------------------------------------------------------------
Technology                                 None              None              None              None              None
-------------------------------------------------------------------------------------------------------------------------

   ANNUAL FUND OPERATING EXPENSES
   (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)



                                   MANAGEMENT          DISTRIBUTION         OTHER             TOTAL ANNUAL FUND
FUND                                FEES(2)           (12b-1) FEES(3)     EXPENSES(4)        OPERATING EXPENSES(5)
------------------------------------------------------------------------------------------------------------------
Growth Equity                        0.95%               0.00%               0.30%                     1.25%
------------------------------------------------------------------------------------------------------------------
Growth Opportunities                 1.10%               0.00%               0.72%                     1.82%
------------------------------------------------------------------------------------------------------------------
Income Equity                        0.95%               0.00%               0.33%                     1.28%
------------------------------------------------------------------------------------------------------------------
International Growth Equity          1.10%               0.00%               0.42%                     1.52%
------------------------------------------------------------------------------------------------------------------
Large Cap Value                      0.95%               0.00%               0.30%                     1.25%
------------------------------------------------------------------------------------------------------------------
Mid Cap Growth                       0.95%               0.00%               0.32%                     1.27%
------------------------------------------------------------------------------------------------------------------
Select Equity                        0.95%               0.00%               0.36%                     1.31%
------------------------------------------------------------------------------------------------------------------
Small Cap Growth                     1.10%               0.00%               0.34%                     1.44%
------------------------------------------------------------------------------------------------------------------
Small Cap Index                      0.60%               0.00%               0.48%                     1.08%
------------------------------------------------------------------------------------------------------------------
Small Cap Value                      0.95%               0.00%               0.36%                     1.31%
------------------------------------------------------------------------------------------------------------------
Stock Index                          0.50%               0.00%               0.32%                     0.82%
------------------------------------------------------------------------------------------------------------------
Technology                           1.10%               0.00%               0.39%                     1.49%
------------------------------------------------------------------------------------------------------------------

FOOTNOTES

(1) A fee of $15.00 may be applicable for each wire redemption.

(2) This information has been restated to reflect reduced contractual management fees rates effective July 31, 2002.

(3) The Board of Trustees has adopted a Distribution and Service Plan in accordance with Rule 12b-1 but the Plan has not been implemented with respect to the Funds. During the last fiscal year, the Funds did not pay any 12b-1 fees. The Funds do not expect to pay any 12b-1 fees during the current fiscal year. The maximum distribution fee is 0.25% of each Fund's average net assets under Northern Funds' Distribution and Service Plan.

(4) These expenses include custody, accounting, transfer agency and co-administration fees, shareholder servicing fees, proxy costs, if any, as well as other customary Fund expenses. The Co-Administrators are entitled to a co-administration fee from the Funds at an annual rate of 0.15% of the average daily net assets of each Fund. All or portions of this fee may be retained by either Co-Administrator as they may from time to time agree. The Transfer Agent is entitled to transfer agency fees of 0.10% of the average daily net asset value of each of the Funds.

(5) As result of voluntary fee reductions, waivers and reimbursements, "Total Annual Net Fund Operating Expenses" which are actually incurred by the Funds are set forth below. By operation of these voluntary fee reductions, waivers and reimbursements at their current rates, the total fees paid by the Funds to The Northern Trust Company and its affiliates for their services to the Funds approximate "Total Annual Net Fund Operating Expenses." Voluntary fee reductions, waivers and reimbursements may be modified, terminated or implemented at any time at the option of the Investment Advisers. When this occurs, "Total Annual Net Fund Operating Expenses" actually incurred by the Funds may increase (or decrease) without shareholder approval.


                                         MANAGEMENT                                                            TOTAL ANNUAL NET
                                        FEES (AFTER      DISTRIBUTION         OTHER           REIMBURSED        FUND OPERATING
FUND                                     WAIVERS)        (12b-1) FEES        EXPENSES          AMOUNTS*            EXPENSES
--------------------------------------------------------------------------------------------------------------------------------
Growth Equity                              0.85%             0.00%             0.30%             0.15%               1.00%
--------------------------------------------------------------------------------------------------------------------------------
Growth Opportunities                       1.00%             0.00%             0.72%             0.47%               1.25%
--------------------------------------------------------------------------------------------------------------------------------
Income Equity                              0.85%             0.00%             0.33%             0.18%               1.00%
--------------------------------------------------------------------------------------------------------------------------------
International Growth Equity                1.00%             0.00%             0.42%             0.16%               1.26%
--------------------------------------------------------------------------------------------------------------------------------
Large Cap Value                            0.85%             0.00%             0.30%             0.05%               1.10%
--------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth                             0.85%             0.00%             0.32%             0.16%               1.01%
--------------------------------------------------------------------------------------------------------------------------------
Select Equity                              0.85%             0.00%             0.36%             0.21%               1.00%
--------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth                           1.00%             0.00%             0.34%             0.09%               1.25%
--------------------------------------------------------------------------------------------------------------------------------
Small Cap Index                            0.50%             0.00%             0.48%             0.33%               0.65%
--------------------------------------------------------------------------------------------------------------------------------
Small Cap Value                            0.85%             0.00%             0.36%             0.21%               1.00%
--------------------------------------------------------------------------------------------------------------------------------
Stock Index                                0.40%             0.00%             0.32%             0.17%               0.55%
--------------------------------------------------------------------------------------------------------------------------------
Technology                                 1.00%             0.00%             0.39%             0.14%               1.25%
--------------------------------------------------------------------------------------------------------------------------------



* "REIMBURSED AMOUNTS" ARE CHARGED FIRST AGAINST "MANAGEMENT FEES (AFTER WAIVERS)" AND THEN, IF NECESSARY, AGAINST "OTHER EXPENSES" TO THE EXTENT THEY EXCEED "MANAGEMENT FEES (AFTER WAIVERS)."

EXAMPLE

The following Example is intended to help you compare the cost of investing in a Fund (without fee waivers and expense reimbursements) with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in a Fund for the time periods indicated (with reinvestment of all dividends and distributions) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



FUND                                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------------------------------
Growth Equity                         $   127   $   397   $   686   $ 1,511
----------------------------------------------------------------------------
Growth Opportunities                      185       573       985     2,137
----------------------------------------------------------------------------
Income Equity                             130       406       702     1,545
----------------------------------------------------------------------------
International Growth Equity               155       480       829     1,813
----------------------------------------------------------------------------
Large Cap Value                           127       397       686     1,511
----------------------------------------------------------------------------
Mid Cap Growth                            129       403       697     1,534
----------------------------------------------------------------------------
Select Equity                             133       415       718     1,579
----------------------------------------------------------------------------
Small Cap Growth                          147       456       787     1,724
----------------------------------------------------------------------------
Small Cap Index                           110       343       595     1,317
----------------------------------------------------------------------------
Small Cap Value                           133       415       718     1,579
----------------------------------------------------------------------------
Stock Index                                84       262       455     1,014
----------------------------------------------------------------------------
Technology                                152       471       813     1,779
----------------------------------------------------------------------------

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISERS


Northern Trust Investments, N.A. ("NTI" or the "Investment Adviser," formerly known and conducting business as Northern Trust Investments, Inc.) and Northern Trust Global Investments (Europe) Limited ("NTGIE"), each a direct or indirect subsidiary of The Northern Trust Company ("TNTC"), serve jointly as the Investment Advisers of the International Growth Equity Fund. NTI serves as the Investment Adviser of each of the other Funds. NTI is located at 50 South LaSalle Street, Chicago, IL 60675 and NTGIE is located at 6 Devonshire Square, London, EC2A 4YE, United Kingdom. Unless otherwise indicated, NTI, NTGIE and TNTC are referred to collectively in this Prospectus as "Northern Trust."


NTI is an investment adviser registered under the Investment Advisers Act of 1940. It primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors.

NTGIE was formed in 2000 as a private company with limited liability under the laws of the United Kingdom and is authorized and regulated by the U.K. Financial Services Authority and registered with the Investment Management Regulatory Organization. It is also registered as an investment adviser under the Investment Advisers Act of 1940 with respect to its U.S. clients. NTGIE primarily manages the assets of foreign and U.S. institutional clients, including U.S. mutual funds.

TNTC is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, it administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. It is the principal subsidiary of Northern Trust Corporation, a bank holding company.


Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors, and as of June 30, 2003, administered in various capacities approximately $1.83 trillion of assets, including approximately
$423 billion of assets under discretionary management.


Under the Advisory Agreement with Northern Funds, each Investment Adviser, subject to the general supervision of Northern Funds' Board of Trustees, is responsible for making investment decisions for the Funds and for placing purchase and sale orders for portfolio securities.

ADVISORY FEES

As compensation for advisory services and the assumption of related expenses, the Investment Advisers are entitled to an advisory fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Fund's respective average daily net assets). The table also reflects the advisory fees (after voluntary fee waivers) paid by the Funds for the fiscal year ended March 31, 2003.


                                                                   ADVISORY FEE
                                           CONTRACTUAL           PAID FOR FISCAL
FUND                                          RATE              YEAR ENDED 3/31/03*
-----------------------------------------------------------------------------------
Growth Equity                                 0.95%                   0.85%
-----------------------------------------------------------------------------------
Growth Opportunities                          1.10%                   1.00%
-----------------------------------------------------------------------------------
Income Equity                                 0.95%                   0.85%
-----------------------------------------------------------------------------------
International Growth Equity                   1.10%                   1.00%
-----------------------------------------------------------------------------------
Large Cap Value                               0.95%                   0.85%
-----------------------------------------------------------------------------------
Mid Cap Growth                                0.95%                   0.85%
-----------------------------------------------------------------------------------
Select Equity                                 0.95%                   0.85%
-----------------------------------------------------------------------------------
Small Cap Growth                              1.10%                   1.00%
-----------------------------------------------------------------------------------
Small Cap Index                               0.60%                   0.50%
-----------------------------------------------------------------------------------
Small Cap Value                               0.95%                   0.85%
-----------------------------------------------------------------------------------
Stock Index                                   0.50%                   0.40%
-----------------------------------------------------------------------------------
Technology                                    1.10%                   1.00%
-----------------------------------------------------------------------------------


* THE DIFFERENCE BETWEEN THE CONTRACTUAL ADVISORY FEES AND THE ACTUAL ADVISORY FEES PAID BY THE FUNDS REFLECTS THE FACT THAT THE INVESTMENT ADVISERS DID NOT CHARGE THE FULL AMOUNT OF THE ADVISORY FEES TO WHICH THEY WERE ENTITLED. THE INVESTMENT ADVISERS MAY DISCONTINUE OR MODIFY THEIR VOLUNTARY LIMITATIONS IN THE FUTURE AT THEIR DISCRETION.

FUND MANAGEMENT

THE INVESTMENT ADVISERS EMPLOY A TEAM APPROACH TO THE INVESTMENT MANAGEMENT OF THE FUNDS. BELOW IS INFORMATION REGARDING THE MANAGEMENT OF THE FUNDS.

The management team leaders for the GROWTH EQUITY FUND are John B. Leo, Senior Vice President of Northern Trust and Robert Mitchell, Vice President of Northern Trust. They have had such responsibility since December 2002. Mr. Leo joined Northern Trust in 1984 and during the past five years has managed various equity portfolios. Mr. Mitchell joined Northern Trust in 1988 and during the past five years has managed various equity and balanced portfolios.

The management team leader for the GROWTH OPPORTUNITIES FUND and SMALL CAP GROWTH FUND is Theodore Breckel, Senior Vice President of Northern Trust. He has had such responsibility since December 2002. He joined Northern Trust in 1971 and during the past five years has managed various equity portfolios.

Theodore T. Southworth, Senior Vice President of Northern Trust, is the management team leader for the INCOME EQUITY FUND. He has had such responsibility since 1995. He joined Northern Trust in 1984 and during the past five years has managed various equity portfolios.

The management team leaders for the INTERNATIONAL GROWTH EQUITY FUND are Richard Rothwell and Diane Jones, both Vice Presidents of Northern Trust. They have had such responsibility since November 2002. Mr. Rothwell joined Northern Trust in July 2002. From 1997 to 2002, he was an emerging markets portfolio manager with Deutsche Asset Management. He has been a member of the management team of each of the Funds since July 2002. Ms. Jones joined Northern Trust in August 2000. From 1996 to 1998, she was a European equity portfolio manager for Courtaulds Pension Fund, and from 1998 to 2000, was a European equity portfolio manager with Julius Baer. She has been a member of the management team for each of the Funds since August 2000.

The management team leaders for the LARGE CAP VALUE FUND are Carl Domino, Senior Vice President of Northern Trust, and M. David Roberts, Vice President of Northern Trust. Mr. Domino and Mr. Roberts have had such responsibility since they joined Northern Trust in May 2000. From 1987 to 2000, Mr. Domino served as Managing Partner for Carl Domino Associates, L.P. where he managed various value-oriented equity portfolios. From July 1996 to May 2000, Mr. Roberts was with Carl Domino Associates, L.P. where he managed various equity portfolios.

Andrew Flynn and Deborah L. Koch, both Vice Presidents of Northern Trust, are the management team leaders for the MID CAP GROWTH FUND. Mr. Flynn has had such responsibility since December 2002 and Ms. Koch has had such responsibility since May 2003. Mr. Flynn joined Northern Trust in 1998 as an equity analyst. From 1996 to 1998, he was an equity analyst with Scudder Kemper Investments. Ms. Koch joined Northern Trust in 2003. From 2000 to 2003, Ms. Koch was a portfolio manager and senior analyst for technology portfolios at Strong Capital Management and from 1992 to 2000, she was a portfolio manager at Scudder Kemper Investments.

Robert N. Streed, Senior Vice President of Northern Trust, is the management team leader for the SELECT EQUITY FUND. Mr. Streed has had such responsibility since April 1994. Mr. Streed joined Northern Trust in 1990 and during the past five years has managed various equity portfolios.

The management team leader for the SMALL CAP INDEX FUND and STOCK INDEX FUND is Patrick Cannon, Senior Vice President of Northern Trust. Mr. Cannon has had such responsibility since April 2003. He joined Northern Trust in January 2003. From 2002 to 2003, he was with Deutsche Asset Management where he was head of U.S. equity index management. Prior thereto, Mr. Cannon spent ten years at Barclays Global Investors where he served in various management, trading and strategic positions.

Robert H. Bergson, Vice President of Northern Trust, is the management team leader for the SMALL CAP VALUE FUND. Mr. Bergson has had such responsibility since July 2001. Mr. Bergson joined Northern Trust in 1997 and during the past five years has managed various equity portfolios.

The management team leaders for the TECHNOLOGY FUND are John B. Leo and George
J. Gilbert, both Senior Vice Presidents of Northern Trust. Mr. Leo has had such responsibility since the Fund commenced operations in April 1996. Mr. Gilbert has had such responsibility since July 1997. Mr. Gilbert joined Northern Trust in 1980 and during the past five years has managed various technology portfolios and served as a research analyst concentrating in technology.

OTHER FUND SERVICES

TNTC serves as Transfer Agent and Custodian for each Fund. The Transfer Agent performs various shareholder servicing functions, and any shareholder inquiries should be directed to it. NTI and PFPC Inc. ("PFPC") serve as Co-Administrators for the Funds. The fees that TNTC, NTI and PFPC receive for their services in these capacities are described under "Fund Fees and Expenses" and in the Additional Statement.

Pursuant to an exemptive order issued by the SEC concerning such arrangements, TNTC may also render securities lending services to the Funds. For such services, TNTC may receive a fee of up to 35% of the net revenue earned by a Fund on each securities loan. In addition, cash collateral received by a Fund in connection with a securities loan may be invested in shares of other registered or unregistered funds that pay investment advisory or other fees to NTI, TNTC or an affiliate.

TNTC, NTI and other Northern Trust affiliates may provide other services to the Funds and receive compensation for such services, if consistent with the Investment Company Act of 1940 (the "1940 Act") and the rules, exemptive orders and no-action letters issued by the SEC thereunder. Unless required, investors in a Fund may or may not receive specific notice of such additional services and fees.

ABOUT YOUR ACCOUNT


PURCHASING AND SELLING SHARES

PURCHASING SHARES

You may purchase shares directly from Northern Funds or, if you maintain certain accounts, through Northern Trust and certain other institutions. If you have any questions or need assistance in opening an investment account or purchasing shares, call 800/595-9111.

OPENING AN ACCOUNT

DIRECTLY FROM THE FUNDS. You may open a shareholder account and purchase shares directly from the Funds with a minimum initial investment per Fund of $2,500 ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Funds reserve the right to waive these minimums.

For your convenience, there are a number of ways to invest directly in the
Funds:

BY MAIL

-  Read this Prospectus carefully.

-  Complete and sign the New Account Application.

-  Enclose a check payable to Northern Funds.

- If you are investing on behalf of a corporation or other entity, your New Account Application must be accompanied by a certified corporate resolution (or other acceptable evidence of authority).

- Mail your check, corporate resolution (if needed) and completed New Account Application to:

   Northern Funds
   P.O. Box 75986
   Chicago, Illinois 60675-5986

-  For overnight delivery use the following address:

   Northern Funds
   801 South Canal Street
   Chicago, Illinois 60607

-  For subsequent investments:

   - Enclose your check with the investment slip portion of the confirmation of your previous investment; or

   - Indicate on your check or a separate piece of paper your name, address and account number.

All checks must be payable in U.S. dollars and drawn on a bank located in the United States. Cash, traveler's checks, money orders and third party checks are not acceptable.

BY WIRE

TO OPEN A NEW ACCOUNT:

-  Call 800/595-9111 for instructions.

-  Complete a New Account Application and send it to:

   Northern Funds
   P.O. Box 75986
   Chicago, IL 60675-5986

TO ADD TO AN EXISTING ACCOUNT:

-  Have your bank wire Federal funds to:

   The Northern Trust Company
   Chicago, Illinois
   ABA Routing No. 0710-00152
   (Reference 10 Digit Fund Account No.)
   (Reference Shareholder's Name)

BY DIRECT DEPOSIT

TO PURCHASE ADDITIONAL SHARES:

- Determine if your employer has direct deposit capabilities through the Automated Clearing House ("ACH").

-  Have your employer send payments to:

   ABA Routing No. 0710-00152
   (Reference 10 Digit Fund Account No.)
   (Reference Shareholder's Name)

-  The minimum periodic investment for direct deposit is $50.

BY AUTOMATIC INVESTMENT

TO OPEN A NEW ACCOUNT:

- Complete a New Account Application, including the Automatic Investment section.

-  Send it to:

   Northern Funds
   P.O. Box 75986
   Chicago, IL 60675-5986

-  The minimum initial investment is $250; $50 for monthly minimum additions.

TO ADD TO AN ACCOUNT:

-  Call 800/595-9111 to obtain an Automatic Investment Plan Application.

-  The minimum for automatic investment additions is $50.

If you discontinue participation in the plan, the Funds reserve the right to redeem your account involuntarily, upon 30 days' written notice, if the account's net asset value is $1,000 or less. Involuntary redemptions will not be made if the value of shares in an account falls below the minimum amount solely because of a decline in the Fund's net asset value.

BY DIRECTED REINVESTMENT

You may elect to have your income dividend and capital gain distributions automatically invested in another Northern Fund.

- Complete the "Choose Your Dividend and Capital Gain Distributions" section on the New Account Application.

- Reinvestments can only be directed to an existing Northern Funds account (which must meet the minimum investment requirement).

BY EXCHANGE

You may open a new account or add to an existing account by exchanging shares of one Fund for shares of any other Fund offered by Northern Funds. See "Selling Shares--By Exchange."

BY INTERNET

You may initiate transactions between Northern Trust accounts and Northern Funds accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/privatepassport or contact your Relationship Manager.

THROUGH NORTHERN TRUST AND OTHER INSTITUTIONS

If you have an account with Northern Trust, you may purchase Northern Funds shares through Northern Trust. You may also purchase shares through other financial institutions that have entered into agreements with Northern Funds. To determine whether you may purchase shares through your institution, contact your institution directly or call 800/595-9111. Northern Trust and other financial institutions may impose charges against your account which will reduce the net return on an investment in a Fund. These charges may include asset allocation fees, account maintenance fees, sweep fees, compensating balance requirements or other charges based upon account transactions, assets or income.

SELLING SHARES

REDEEMING AND EXCHANGING DIRECTLY FROM THE FUNDS


If you purchased Northern Funds directly or, if you purchased your shares through an account at Northern Trust or another financial institution and you appear on Northern Funds records as the registered holder, you may redeem all or part of your shares using one of the methods described below.

BY MAIL

SEND A WRITTEN REQUEST TO:

Northern Funds
P.O. Box 75986
Chicago, Illinois 60675-5986

THE REDEMPTION REQUEST MUST INCLUDE:

-  The number of shares or the dollar amount to be redeemed;

-  The Fund account number;

-  The signature of all account owners;

-  A signature guarantee is also required if:

   -  The proceeds are to be sent elsewhere than the address of record, or

   -  The redemption amount is greater than $50,000.

BY WIRE

If you authorize wire redemptions on your New Account Application, you can redeem shares and have the proceeds sent by Federal wire transfer to a previously designated account.

- You will be charged $15 for each wire redemption unless the designated account is maintained at Northern Trust or an affiliated bank.

-  Call the Transfer Agent at 800/595-9111 for instructions.

-  The minimum amount that may be redeemed by this method is $250.

BY SYSTEMATIC WITHDRAWAL

If you own shares of a Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other Northern Funds.

-  Call 800/595-9111 for an application form and additional information.

-  The minimum amount is $250 per withdrawal.

BY EXCHANGE

Northern Funds offers you the ability to exchange shares of one Northern Fund for another Fund in the Northern Funds family.

- When opening an account, complete the Exchange Privilege section of the New Account Application or, if your account is already opened, send a written request to:

   Northern Funds
   P.O. Box 75986
   Chicago, IL 60675-5986

- Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an
   IRA).

-  Call 800/595-9111 for more information.

BY TELEPHONE

If you authorize the telephone privilege on your New Account Application, you may redeem Northern Funds shares by phone.

-  If your account is already opened, send a written request to:

   Northern Funds
   P.O. Box 75986
   Chicago, IL 60675-5986

- The request must be signed by each owner of the account and must be accompanied by signature guarantees.

-  Call 800/595-9111 to use the telephone privilege.

- During periods of unusual economic or market activity, telephone redemptions may be difficult to implement. In such event, shareholders should follow the procedures outlined on page 45 under "Selling Shares--By Mail" and outlined below under "Selling Shares--By Internet," respectively.

BY INTERNET

You may initiate transactions between Northern Trust accounts and Northern Funds accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/privatepassport or contact your relationship manager.

REDEEMING AND EXCHANGING THROUGH NORTHERN TRUST AND OTHER INSTITUTIONS

If you purchased your Northern Funds shares through an account at Northern Trust or through another financial institution, you may redeem or exchange your shares according to the instructions pertaining to that account.

- Although Northern Funds imposes no charges when you redeem, when shares are purchased through Northern Trust or other financial institutions, a fee may be charged by those institutions for providing services in connection with your account.

- Contact your account representative at Northern Trust or other financial institution for more information about redemptions or exchanges.

ACCOUNT POLICIES AND OTHER INFORMATION


CALCULATING SHARE PRICE. Northern Funds issues shares and redeems shares at net asset value ("NAV"). The NAV for each Fund is calculated by dividing the value of the Fund's net assets by the number of the Fund's outstanding shares. The NAV is calculated on each Business Day as of 3:00 p.m., Chicago time, for each Fund. The NAV used in determining the price of your shares is the one calculated after your purchase order is received and accepted and after your exchange or redemption order is received in good order as described below.

U.S. and foreign securities held by the Funds generally are valued at their market prices. Shares of an investment company held by the Funds are valued at their NAV. Any securities, including restricted securities, for which market prices are not readily available are valued at fair value as determined by the Investment Adviser. Short-term obligations held by a Fund are valued at their amortized cost which, according to the Investment Adviser, approximates market value.

The impact of events that occur after the publication of market quotations normally used by a Fund to price its securities but before the time as of which the Fund calculates its NAV may be considered in determining a Fund's NAV, and the Trust, in its discretion, may make adjustments in calculating a Fund's NAV in light of the nature and significance of the event, consistent with applicable regulatory guidance.

A Fund may hold foreign securities that trade on weekends or other days when the Fund does not price its shares. Therefore, the value of such securities may change on days when shareholders will not be able to purchase or redeem shares.

TIMING OF PURCHASE REQUESTS. Purchase requests received in good order and accepted by the Transfer Agent or other authorized intermediary by 3:00 p.m., Chicago time, on any Business Day will be executed the day they are received by the Transfer Agent or other authorized intermediary, at that day's closing share prices provided that:

- The Transfer Agent receives payment by 3:00 p.m., Chicago time, on the same Business Day; or

- The request is placed by a financial or authorized intermediary with a servicing agreement with Northern Funds and payment in Federal or other immediately available funds is received by the Transfer Agent by the next Business Day in accordance with procedures authorized by Northern Funds.

Purchase requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after 3:00 p.m. on a Business Day will be executed on the next Business Day, at that day's closing share price, provided that payment is made as noted above.

MISCELLANEOUS PURCHASE INFORMATION.

- You will be responsible for all losses and expenses of a Fund, and purchase orders may be cancelled, in the event of any failure to make payment according to the procedures outlined in this Prospectus. In addition, a $20 charge will be imposed if a check does not clear.

- You may initiate transactions between Northern Trust accounts and Northern Funds accounts by using Northern Trust Private Passport. For additional details, please go to northerntrust.com/privatepassport or contact your Relationship Manager.

- Northern Funds reserves the right to reject any purchase order. The Funds also reserve the right to change or discontinue any of their purchase procedures.

- In certain circumstances, Northern Funds may advance the time by which purchase orders must be received. See "Early Closings" on page 50.

- Northern Funds may reproduce this Prospectus in an electronic format which may be available on the Internet. If you have received this Prospectus in its electronic format you, or your representative, may contact the Transfer Agent for a free paper copy of this Prospectus by writing to the Northern Funds Center at P.O. Box 75986, Chicago, IL 60675-5986, calling 800/595-9111 or sending an e-mail to: northernfunds@execpc.com.

TIMING OF REDEMPTION AND EXCHANGE REQUESTS. Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on a Business Day by 3:00 p.m., Chicago time, will be executed on the same day at that day's closing price.

Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after 3:00 p.m., Chicago time, on a Business Day will be executed the next Business Day, at that day's closing share price.

PAYMENT OF REDEMPTION PROCEEDS. Redemption proceeds will normally be sent or credited on the Business Day following the Business Day on which the redemption request is received in good order by the deadline noted above. However, if any portion of the shares to be redeemed represents an investment made by check, the Funds may delay the payment of the redemption proceeds until the check has cleared. This may take up to fifteen days from the purchase date.

MISCELLANEOUS REDEMPTION INFORMATION. All redemption proceeds will be sent by check unless the Transfer Agent is directed otherwise. Redemption proceeds may also be wired. A redemption request may not be processed if a shareholder has failed to submit a completed and properly executed New Account Application.

- Northern Funds may require any information reasonably necessary to ensure that a redemption has been duly authorized.

- Northern Funds reserves the right, on 30 days' written notice, to redeem the shares held in any account if, at the time of redemption, the net asset value of the remaining shares in the account falls below $1,000. Involuntary redemptions will not be made if the value of shares in an account falls below the minimum solely because of a decline in a Fund's net asset value.

- Northern Funds reserves the right to redeem shares held by any shareholder in other circumstances deemed to be in the best interest of a Fund.

- You may initiate transactions between Northern Trust banking and Northern Funds accounts by using Northern Trust Private Passport. For additional details, go to northerntrust.com/privatepassport or contact your Relationship Manager.

- Northern Funds reserves the right to change or discontinue any of its redemption procedures.

- Northern Funds reserves the right to defer crediting, sending or wiring redemption proceeds for up to seven days (or such longer period permitted by the SEC) after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Fund.

- In certain circumstances, Northern Funds may advance the time by which redemption and exchange orders must be received. See "Early Closings" on page 50.

EXCHANGE PRIVILEGES. You may exchange shares of one Northern Fund for another only if the registration of both accounts is identical. Both accounts must have the same owner's name and title. An exchange is a redemption of shares of one Fund and the purchase of shares of another Fund. It is considered a taxable event and may result in a gain or loss. Northern Funds reserves the right, at any time without prior notice to suspend, limit or terminate the exchange privilege of any shareholder who makes more than eight exchanges of shares in a year and/or two exchanges of shares in a calendar quarter. Northern Funds may also modify or terminate the exchange privilege with respect to any or all shareholders, and may reject any exchange request.

Exchanges are only available in states where an exchange can legally be made. Before making an exchange you should read the Prospectus for the shares you are acquiring.

IN-KIND PURCHASES AND REDEMPTIONS. Northern Funds reserves the right to accept payment for shares in the form of securities that are permissible investments for a Fund. Northern Funds also reserves the right to pay redemptions by a distribution "in-kind" of securities (instead of cash) from a Fund. See the Additional Statement for further information about the terms of these purchases and redemptions.

TELEPHONE TRANSACTIONS. For your protection, telephone requests are recorded in order to verify their accuracy. In addition, the Transfer Agent has adopted procedures in an effort to establish reasonable safeguards against fraudulent telephone transactions. If reasonable measures are taken to verify that telephone instructions are genuine, Northern

Funds and its service providers will not be responsible for any loss resulting from fraudulent or unauthorized instructions received over the telephone. In these circumstances, shareholders will bear the risk of loss. During periods of unusual market activity, you may have trouble placing a request by telephone. In this event, consider sending your request in writing, or follow the procedures found on page 44 for initiating transactions by the Internet.

The proceeds of redemption orders received by telephone will be sent by check, wire or transfer according to proper instructions. All checks will be made payable to the shareholder of record and mailed only to the shareholder's address of record.

Northern Funds reserves the right to refuse a telephone redemption.

MAKING CHANGES TO YOUR ACCOUNT INFORMATION. You may make changes to wiring instructions, address of record or other account information only in writing. These instructions must be accompanied by a signature guarantee from an institution participating in the Stock Transfer Agency Medallion Program ("STAMP"), or other acceptable evidence of authority. Additional requirements may be imposed. In accordance with SEC regulations, the Funds and Transfer Agent may charge a shareholder reasonable costs in locating a shareholder's current address.

SIGNATURE GUARANTEES. If a signature guarantee is required, it must be from an institution participating in STAMP, or other acceptable evidence of authority must be provided. Additional requirements may be imposed by Northern Funds. In addition to the situations described in this Prospectus, Northern Funds may require signature guarantees in other circumstances based on the amount of a redemption request or other factors.

BUSINESS DAY. A "Business Day" is each Monday through Friday when the New York Stock Exchange (the "Exchange") is open for business. In 2003 and 2004, the Funds will be closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

GOOD ORDER. A purchase, redemption or exchange request is considered to be in "good order" when all necessary information is provided and all required documents are properly completed, signed and delivered. Requests must include the following:

-  The account number (if issued) and Fund name;

-  The amount of the transaction, in dollar amount or number of shares;

- For redemptions and exchanges (other than online, telephone or wire redemptions), the signature of all account owners exactly as they are registered on the account;

-  Required signature guarantees, if applicable;

- Other supporting legal documents and certified resolutions that might be required in the case of estates, corporations, trusts and other entities or forms of ownership. Call 800/595-9111 for more information about documentation that may be required of these entities.

Additionally, a purchase order initiating the opening of an account will not be considered to be "in good order" unless the investor has provided all information required by Northern Funds' "Customer Identification Program" described below.

CUSTOMER IDENTIFICATION PROGRAM. Federal law requires Northern Funds to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with Northern Funds. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, Northern Funds reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in Northern Funds or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. Northern Funds and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.

EARLY CLOSINGS. The Funds reserve the right to advance the time for accepting purchase, redemption or exchange orders for same Business Day credit when the Exchange closes or closes early, trading on the Exchange is restricted, an emergency arises or as otherwise permitted by the SEC. In addition, the Board of Trustees of the Funds may, on any Business Day, decide to change the time as of which a Fund's NAV is calculated in response to new developments such as altered trading hours, or as otherwise permitted by the SEC.

EMERGENCY EVENTS. In the event the Exchange does not open for business because of an emergency, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during an emergency situation, please call 800/595-9111 or visit northernfunds.com.

FINANCIAL INTERMEDIARIES. Northern Funds may authorize certain institutions acting as financial intermediaries (including banks, trust companies, brokers and investment advisers), to accept purchase, redemption and exchange orders from their customers on behalf of the Funds. These authorized intermediaries may also designate other intermediaries to accept such orders, if approved by the Funds. A Fund will be deemed to have received an order when the order is accepted by the authorized intermediary, and the order will be priced at the Fund's per share NAV next determined, provided that the authorized intermediary forwards the order (and payment for any purchase order) to the Transfer Agent on behalf of the Trust within agreed-upon time periods. If the order (or payment for any purchase order) is not received by the Transfer Agent within such time periods, the authorized intermediary may be liable for fees and losses and the transaction may be cancelled.

Northern Funds may enter into agreements with certain financial intermediaries, including affiliates of Northern Trust, that perform support and/or distribution services for their customers who own Fund shares ("Service Organizations"). These support services may include:

-  assisting investors in processing purchase, exchange and redemption requests;

-  processing dividend and distribution payments from the Funds;

-  providing information to customers showing their positions in the Funds; and

- providing subaccounting with respect to Fund shares beneficially owned by customers or the information necessary for subaccounting.

In addition, Service Organizations may provide distribution services, such as the forwarding of sales literature and advertising to their customers, in connection with the distribution of Fund shares.

For their services, Service Organizations may receive fees from a Fund at annual rates of up to 0.25% of the average daily net asset value of the shares covered by their agreements. Because these fees are paid out of the Funds' assets on an on-going basis, they will increase the cost of your investment in the Funds.

Northern Trust may also provide compensation to certain dealers and other financial intermediaries, including affiliates of Northern Trust, who provide services to their customers who invest in Northern Funds or whose customers purchase significant amounts of a Fund's shares. The amount of such compensation may be made on a one-time and/or periodic basis, and may represent all or a portion of the annual fees earned by the Investment Advisers (after adjustments). This additional compensation will be paid by Northern Trust and will not represent an additional expense to Northern Funds or their shareholders.

Investors purchasing shares through a financial intermediary should read their account agreements carefully. A financial intermediary's requirements may differ from those listed in this Prospectus. A financial intermediary may also impose account charges, such as asset allocation fees, account maintenance fees and other charges that will reduce the net return on an investment in a Fund. If an investor has agreed with a particular financial intermediary to maintain a minimum balance and the balance falls below this minimum, the Investor may be required to redeem all or a portion of the Investor's investment in a Fund.

Conflict of interest restrictions may apply to the receipt of compensation by a Service Organization or other financial intermediary in connection with the investment of fiduciary funds in Fund shares. Institutions, including banks regulated by the Comptroller of the Currency, Federal Reserve Board and state banking commissions, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal counsel.

State securities laws regarding the registration of dealers may differ from Federal law. As a result, Service Organizations and other financial intermediaries investing in the Funds on behalf of their customers may be required to register as dealers.

Agreements that contemplate the provision of distribution services by Service Organizations are governed by a Distribution and Service Plan (the "Plan") that has been adopted by Northern Funds pursuant to Rule 12b-1 under the 1940 Act. Payments to Service Organizations, including Northern Trust, under the Plan are not tied directly to their own out-of-pocket expenses and therefore may be used as they elect (for example, to defray their overhead expenses), and may exceed their direct and indirect costs. As of this date, the Plan has not been implemented with respect to the Funds.

SHAREHOLDER COMMUNICATIONS. Shareholders of record will be provided each year with a semiannual report showing portfolio investments and other information as of September 30 and, after the close of Northern Funds' fiscal year on March 31, with an annual report containing audited financial statements. If you have consented to the delivery of a single copy of the shareholder reports, prospectuses, proxy statements or information statements to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting the Northern Funds Center by phone at 800/595-9111 or by mail at Northern Funds, P.O. Box 75986, Chicago, IL 60675-5986. You may also send an e-mail to northernfunds@execpc.com. The Funds will begin sending individual copies to you within 30 days after receipt of your revocation.

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS OF EACH FUND ARE AUTOMATICALLY REINVESTED IN ADDITIONAL SHARES OF THE SAME FUND WITHOUT ANY SALES CHARGE OR ADDITIONAL PURCHASE PRICE AMOUNT.


You may, however, elect to have dividends or capital gain distributions (or both) paid in cash or reinvested in shares of another Northern Fund at their net asset value per share. If you would like to receive dividends or distributions in cash or have them reinvested in another Northern Fund, you must notify the Transfer Agent in writing. This election will become effective for distributions paid two days after its receipt by the Transfer Agent. Dividends and distributions may only be reinvested in a Northern Fund in which you maintain an account.

The following table summarizes the general distribution policies for each of the Funds. A Fund with an annual dividend or distribution policy may, in some years, pay additional dividends or make additional distributions to the extent necessary for the Fund to avoid incurring unnecessary tax liabilities or for other reasons.



                                                 DIVIDENDS, IF ANY,                    CAPITAL GAINS, IF ANY,
FUND                                             DECLARED AND PAID                       DECLARED AND PAID
--------------------------------------------------------------------------------------------------------------
Growth Equity                                       Quarterly                                Annually

Growth Opportunities                                 Annually                                Annually

Income Equity                                         Monthly                                Annually

International Growth Equity                          Annually                                Annually

Large Cap Value                                      Annually                                Annually

Mid Cap Growth                                      Quarterly                                Annually

Select Equity                                        Annually                                Annually

Small Cap Growth                                     Annually                                Annually

Small Cap Index                                      Annually                                Annually

Small Cap Value                                      Annually                                Annually

Stock Index                                         Quarterly                                Annually

Technology                                           Annually                                Annually



A FUND MAY MAKE ADDITIONAL DIVIDENDS OR DISTRIBUTIONS IF THE TRUST BELIEVES IT IS IN THE BEST INTERESTS OF THE FUND TO DO SO.

TAX CONSIDERATIONS


Each Fund contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain. Except as discussed below, you will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

Distributions attributable to the net capital gain of a Fund (excess of long-term capital gain over short-term capital loss) will be taxable to you as long-term capital gain, regardless of how long you have held your shares.

Certain other distributions paid by the Funds to shareholders who are individuals may also be taxable at long-term capital gain rates. In general, if (a) certain holding period and other requirements are met and (b) 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or "qualified" foreign corporations ("qualifying dividends"), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gains rates. However, if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to shareholders who are individuals will be taxed at long-term capital gains rates only to the extent the distributions are derived from qualifying dividends earned by the Fund. You should note that if a Fund has a high portfolio turnover rate, the amount of the qualifying dividends may be reduced. In addition, it is expected that a substantial portion of the distributions paid by the Income Equity Fund will be attributable to the Fund's investments in debt instruments which do not produce qualifying dividends. Such distributions will, therefore, be taxable to shareholders as ordinary income. Similarly, distributions paid by the International Growth Equity Fund will not be "qualifying dividends" to the extent those distributions are attributable to dividends from foreign corporations and that are not "qualified" foreign corporations.

Other Fund distributions, including distributions attributable to short-term capital gains, interest income and other ordinary income, will generally be taxable to shareholders as ordinary income, unless the Fund meets the 95% test described above.

A portion of distributions paid by the Funds to shareholders who are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. It is expected, however, that distributions paid by the International Growth Equity Fund will generally not qualify for this deduction and a substantial portion of the distributions paid by the Income Equity Fund will also not qualify.

As explained under "Risks, Securities and Techniques--Securities Lending," the amount of a Fund's distributions that qualify for taxation at long-term capital gain rates for individuals, and for the dividends-received deduction available to corporations, may be reduced as a result of a Fund's securities lending activities.

You should note that if you purchase shares of any Fund just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.

The one major exception to the tax principles discussed above is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

If you (a) have provided either an incorrect Social Security Number or Taxpayer Identification Number or no number at all, (b) are subject to withholding by the Internal Revenue Service for prior failure to properly include on your return payments of interest or dividends, or (c) have failed to certify to Northern Funds, when required to do so, that you are not subject to backup withholding or are an "exempt recipient," then Northern Funds will be required in certain cases to withhold and remit to the U.S. Treasury 28% of the dividends and distributions payable to you.

There are certain tax requirements that the Funds must meet in order to avoid Federal taxation. In their efforts to adhere to these requirements, the Funds may have to limit their investment activity in some types of instruments.

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund distributions, if any, that are attributable to interest on certain types of federal securities.

THE INTERNATIONAL GROWTH EQUITY FUND. It is expected that the International Growth Equity Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The International Growth Equity Fund may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against Federal income tax liability or (2) to take such amount as an itemized deduction.

CONSULT YOUR TAX PROFESSIONAL. Your investment in the Funds could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in the Funds. More tax information is provided in the Statement of Additional Information. This short summary is not intended as a substitute for careful tax planning.

RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION

RISKS, SECURITIES AND TECHNIQUES

THIS SECTION TAKES A CLOSER LOOK AT SOME OF THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS WHICH ARE SUMMARIZED IN THE RISK/RETURN SUMMARIES FOR EACH FUND.

IT ALSO EXPLORES THE VARIOUS INVESTMENT SECURITIES AND TECHNIQUES THAT THE INVESTMENT MANAGEMENT TEAM MAY USE. THE FUNDS MAY INVEST IN OTHER SECURITIES AND ARE SUBJECT TO FURTHER RESTRICTIONS AND RISKS WHICH ARE DESCRIBED IN THE ADDITIONAL STATEMENT. ADDITIONALLY, THE FUNDS MAY PURCHASE OTHER TYPES OF SECURITIES OR INSTRUMENTS SIMILAR TO THOSE DESCRIBED IN THIS SECTION IF OTHERWISE CONSISTENT WITH THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES.

ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVES. A Fund's investment objective may be changed by northern funds' board of trustees without shareholder approval. Shareholders will, however, be notified of any changes. any such change may result in a fund having an investment objective different from the objective that the shareholder considered appropriate at the time of investment in the fund.

DERIVATIVES. The Funds may purchase certain "derivative" instruments for hedging or speculative purposes. A derivative is a financial instrument whose value is derived from-or based upon-the performance of underlying assets, interest or currency exchange rates or other indices. Derivative securities include futures contracts, options, interest rate and currency swaps, equity swaps, forward currency contracts and structured securities.

INVESTMENT STRATEGY. Under normal market conditions, a Fund may to a moderate extent invest in derivative securities (other than the Income Equity Fund which may invest to a greater extent in derivatives) including structured securities, options, futures, swaps, and interest rate caps and floors if the potential risks and rewards are consistent with the Fund's objective, strategies and overall risk profile. In unusual circumstances, including times of increased market volatility, a Fund may make more significant investments in derivatives. The Funds may use derivatives for hedging purposes to offset a potential loss in one position by establishing an interest in an opposite position. The Funds may also use derivatives for speculative purposes to invest for potential income or capital gain. Each Fund may invest more than 5% of its assets in derivative instruments for non-hedging purposes.

SPECIAL RISKS. Engaging in derivative transactions involves special risks, including (a) market risk that the Fund's derivatives position will lose value;
(b) credit risk that the counterparty to the transaction will default; (c) leveraging risk that the value of the derivative instrument will decline more than the value of the assets on which it is based; (d) illiquidity risk that a Fund will be unable to sell its position because of lack of market depth or disruption; (e) pricing risk that the value of a derivative instrument will be difficult to determine; and (f) operations risk that loss will occur as a result of inadequate systems or human error. Many types of derivatives have been recently developed and have not been tested over complete market cycles. For these reasons, a Fund may suffer a loss whether or not the analysis of the investment management team is accurate.

FOREIGN INVESTMENTS. Foreign securities include direct investments in non-U.S. dollar-denominated securities traded primarily outside of the United States and dollar-denominated securities of foreign issuers. Foreign securities also include indirect investments such as American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are receipts that are traded in the U.S., and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. EDRs and GDRs are receipts that often trade on foreign exchanges. They represent ownership in an underlying foreign or U.S. security and are generally denominated in a foreign currency. Foreign government obligations may include debt obligations of supranational entities, including international organizations (such as the European Coal and Steel Community and the International Bank for Reconstruction and Development (also known as the World Bank)) and international banking institutions and related government agencies.

INVESTMENT STRATEGY. The International Growth Equity Fund intends to invest a substantial portion of its total assets in foreign securities. Although they invest primarily in the securities of U.S. issuers, the Income Equity, Large Cap Value, Growth Equity, Select Equity, Mid Cap Growth, Small Cap Value, Small Cap Growth, Growth Opportunities and Technology Funds are permitted to invest up to 25% of their total assets in foreign securities including ADRs, EDRs and GDRs. These Funds may also invest in foreign time deposits and other short-term instruments.

The International Growth Equity Fund may invest more than 25% of its total assets in the securities of issuers located in a single foreign country having securities markets that are highly developed, liquid and subject to extensive regulation. Such countries may include, but are not limited to Japan, the United Kingdom, France, Germany and Switzerland. The International Growth Equity Fund may invest up to 25% of its total assets in emerging markets.

SPECIAL RISKS. Foreign securities involve special risks and costs, which are considered by the Investment Adviser in evaluating creditworthiness of issuers and making investment decisions for the Funds. Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their obligations. The performance of investments in securities denominated in a foreign currency will also depend, in part, on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally results in an increase in value of a foreign currency-denominated security in terms of U.S. dollars. A decline in the value of the foreign currency relative to the U.S. dollar generally results in a decrease in value of a foreign currency-denominated security.

Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

Additional risks are involved when investing in countries with emerging economies or securities markets. These countries are generally located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central and South America and Africa. In general, the securities markets of these countries are less liquid, are subject to greater price volatility, have smaller market capitalizations and have problems with securities registration and custody. In addition, because the securities settlement procedures are less developed in these countries, a Fund may be required to deliver securities before receiving payment and may also be unable to complete transactions during market disruptions. As a result of these and other risks, investments in these countries generally present a greater risk of loss to the Funds.

While the Funds' investments may, if permitted, be denominated in foreign currencies, the portfolio securities and other assets held by the Funds are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing a Fund's net asset value to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that a Fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Funds' respective net currency positions may expose them to risks independent of their securities positions.

On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. The euro has replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxemborg, the Netherlands, Portugal and Spain.

The new European Central Bank has control over each country's monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and debt levels.

The change to the euro as a single currency is relatively new and untested. The elimination of the currency risk among EMU countries has affected the economic environment and behavior of investors, particularly in European markets, but the long-term impact of those changes on currency values or on the business or financial condition of European countries and issuers cannot be fully assessed at this time. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union ("EU") will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the values of securities held by the Funds. Because of the number of countries using this single currency, a significant portion of the assets held by certain Funds may be denominated in the euro.

INITIAL PUBLIC OFFERINGS. An IPO is a company's first offering of stock to the public.

INVESTMENT STRATEGY. At times, the Growth Opportunities, Mid Cap Growth, Small Cap Growth and Technology Funds may make significant investments in IPOs. The other Funds may to a lesser extent also invest in IPOs.

SPECIAL RISKS. An IPO presents the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. The Funds' investments in IPO shares may include the securities of "unseasoned" companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be

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vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

INVESTMENT GRADE SECURITIES. A security is considered investment grade if, at the time of purchase, it is rated:

-  BBB or higher by Standard & Poor's Ratings Services ("S&P");

-  Baa or higher by Moody's Investors Service, Inc. ("Moody's");

-  BBB or higher by Fitch Ratings ("Fitch"); or

-  BBB or higher by Dominion Bond Rating Service Limited ("Dominion").

A security will be considered investment grade if it receives one of the above ratings, or a comparable rating from another organization that is recognized as a nationally recognized statistical rating organization ("NRSRO"), even if it receives a lower rating from other rating organizations. An unrated security may also be considered investment grade if the Investment Adviser determines the security is comparable in quality to a security that has been rated investment grade.

INVESTMENT STRATEGY. The Funds may invest in fixed income and convertible securities to the extent consistent with their respective investment policies. Except as stated in the next section, fixed income and convertible securities purchased by the Funds will generally be investment grade.

SPECIAL RISKS. Although securities rated BBB by S&P, Dominion or Fitch, or Baa by Moody's are considered investment grade, they have certain speculative characteristics. Therefore, they may be subject to a higher risk of default than obligations with higher ratings. Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund and may be in default. The Investment Adviser will consider such an event in determining whether a Fund should continue to hold the security.

NON-INVESTMENT GRADE SECURITIES. Non-investment grade fixed income and convertible securities (sometimes referred to as "junk bonds") are generally rated BB or below by S&P, Dominion or Fitch, or Ba or below by Moody's (or have received a comparable rating from another NRSRO), or in unrated, are determined to be of comparable quality by the Investment Adviser.

INVESTMENT STRATEGY. The Funds (with the exception of the Stock Index Fund and Small Cap Index Fund) may invest up to 15% (100% in the case of the Income Equity Fund) of their total assets, measured at the time of purchase, in non-investment grade securities, including convertible securities, when the investment management team determines that such securities are desirable in light of the Funds' investment objectives and portfolio mix.

SPECIAL RISKS. Non-investment grade securities are considered predominantly speculative by traditional investment standards. The market value of these low-rated securities tends to be more sensitive to individual corporate developments and changes in interest rates and economic conditions than higher-rated securities. In addition, they generally present a higher degree of credit risk. Issuers of low-rated securities are often highly leveraged, so their ability to repay their debt during an economic downturn or periods of rising interest rates may be impaired. The risk of loss due to default by these issuers is also greater because low-rated securities generally are unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation will be uncertain. A Fund may also incur additional expenses in seeking recovery on defaulted securities.

The secondary market for lower quality securities is concentrated in relatively few market makers and is dominated by institutional investors. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher quality securities. In addition, market trading volume for these securities is generally lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and a Fund's ability to dispose of particular portfolio investments. A less developed

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secondary market may also make it more difficult for a Fund to obtain precise valuations of the high yield securities in its portfolio.

Investments in lower quality securities, whether rated or unrated, will be more dependent on the Investment Advisers' credit analysis than would be the case with investments in higher quality securities.

PORTFOLIO TURNOVER. The investment management team will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high portfolio turnover rate (100% or more) is likely to involve higher brokerage commissions and other transaction costs, which could reduce a Fund's return. It may also result in higher short-term capital gains that are taxable to shareholders. See "Financial Highlights" for the Funds' historical portfolio turnover rates.

SMALL CAP INVESTMENTS. Investments in small capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small capitalization companies include "unseasoned" issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

STRUCTURED SECURITIES. The value of such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, securities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Examples of structured securities include, but are not limited to, debt obligations, where the principal repayment at maturity is determined by the value of a specified security or securities index.

INVESTMENT STRATEGY. Each Fund may invest in structured securities to the extent consistent with its investment objective.

SPECIAL RISKS. The terms of some structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, a Fund could suffer a total loss of its investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities due to their derivative nature.

TRACKING RISK. The Stock Index and Small Cap Index Funds (the "Index Funds") seek to track the performance of their respective benchmark indices.

INVESTMENT STRATEGY. Under normal market conditions, the Investment Adviser expects the quarterly performance of the Index Funds, before expenses, will track the performance of their respective benchmarks within a 0.95 correlation coefficient.

SPECIAL RISKS. The Index Funds are subject to the risk of tracking variance. Tracking variance may result from share purchases and redemptions, transaction costs, expenses and other factors. These may prevent a Fund from achieving its investment objective.

SPECIAL RISKS AND CONSIDERATIONS APPLICABLE TO THE TECHNOLOGY FUND. The Technology Fund's concentration in technology securities presents special risk considerations.

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INVESTMENT STRATEGY. The Technology Fund invests principally in companies that develop, produce or distribute products and services related to advances in technology.

SPECIAL RISKS. Technology companies may produce or use products or services that prove commercially unsuccessful, become obsolete or become adversely impacted by government regulation. Competitive pressures in the technology industry may affect negatively the financial condition of technology companies, and the Fund's concentration in technology securities may subject it to more volatile price movements than a more diversified securities portfolio. In certain instances, technology securities may experience significant price movements caused by disproportionate investor optimism or pessimism with little or no basis in fundamental economic conditions. As a result of these and other reasons, investments in the technology industry can experience sudden and rapid appreciation and depreciation. You should, therefore, expect that the net asset value of the Fund's shares will be more volatile than, and may fluctuate independently of, broad stock market indices such as the S&P 500(R) Index.

In addition, the Fund's investments may be concentrated in companies that develop or sell computers, software and peripheral products, which present the following additional risks. These companies are often dependent on the existence and health of other products or industries and face highly competitive pressures, product licensing, trademark and patent uncertainties and rapid technological changes which may have a significant effect on their financial condition. For example, an increasing number of companies and new product offerings can lead to price cuts and slower selling cycles, and many of these companies may be dependent on the success of a principal product, may rely on sole source providers and third-party manufacturers, and may experience difficulties in managing growth.


ADDITIONAL DESCRIPTION OF SECURITIES AND COMMON INVESTMENT TECHNIQUES


ASSET-BACKED SECURITIES. Asset-backed securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. Asset-backed securities represent participations in, or are secured by and payable from, pools of assets such as mortgages, automobile loans, credit card receivables and other financial assets. In effect, these securities "pass through" the monthly payments that individual borrowers make on their mortgages or other assets net of any fees paid to the issuers. Examples of these include guaranteed mortgage pass-through certificates, collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs").

INVESTMENT STRATEGY. The Funds may purchase these and other types of asset-backed securities. Such securities are subject to the same quality requirements as other types of fixed income securities held by a Fund.

SPECIAL RISKS. In addition to credit and market risk, asset-backed securities involve prepayment risk because the underlying assets (loans) may be prepaid at any time. The value of these securities may also change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing the credit support or the counterparty. Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and Federal consumer credit laws. Automobile receivables are subject to the risk that the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing the receivables.

BORROWINGS AND REVERSE REPURCHASE AGREEMENTS. The Funds may borrow money and enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund's agreement to repurchase them at a mutually agreed upon date and price (including interest).

INVESTMENT STRATEGY. Each Fund may borrow and enter into reverse repurchase agreements in amounts not exceeding one-third of the value of its total assets. Each Fund may also borrow up to an additional 5% of its total assets

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for temporary purposes. The Funds may enter into reverse repurchase agreements when the investment management team expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense.

SPECIAL RISKS. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by the Funds decline in value while these transactions are outstanding, the net asset value of the Funds' outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that the interest income earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.

CONVERTIBLE SECURITIES. A convertible security is a bond or preferred stock that may be converted (exchanged) into the common stock of the issuing company within a specified time period for a specified number of shares. Convertible securities offer a way to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

INVESTMENT STRATEGY. The Funds may each acquire convertible securities. These securities are subject to the same rating requirements as fixed income securities held by a Fund.

SPECIAL RISKS. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of either a conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. Additionally, a convertible security will normally also provide income and is therefore subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. Also, a Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund's ability to achieve its investment objective.

CUSTODIAL RECEIPTS. Custodial receipts are participations in trusts that hold U.S. government, bank or corporate obligations. They entitle the holder to future interest or principal payments or both on securities held by the custodian.

INVESTMENT STRATEGY. To the extent consistent with their respective investment objectives, the Funds may invest a portion of their assets in custodial receipts.

SPECIAL RISKS. Like other stripped obligations (which are described below), stripped custodial receipts may be subject to greater price volatility than ordinary debt obligations because of the way in which their principal and interest are returned to investors.

EQUITY SWAPS. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return.

INVESTMENT STRATEGY. The Funds may invest in equity swaps. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps may also be used for other purposes, such as hedging or seeking to increase total return.

SPECIAL RISKS. Equity swaps are derivative instruments and their values can be very volatile. To the extent that the investment management team does not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, a Fund may suffer a loss, which is potentially unlimited. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, a Fund may suffer a loss if the counterparty defaults. Because equity swaps are normally illiquid, a Fund may not be able to terminate its obligations when desired.

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EXCHANGE RATE-RELATED SECURITIES. Exchange rate-related securities represent certain foreign debt obligations whose principal values are linked to a foreign currency but which are repaid in U.S. dollars.

INVESTMENT STRATEGY. Each of the Funds may invest in exchange rate-related securities.

SPECIAL RISKS. The principal payable on an exchange rate-related security is subject to currency risk. In addition, the potential illiquidity and high volatility of the foreign exchange market may make exchange rate-related securities difficult to sell prior to maturity at an appropriate price.

FORWARD CURRENCY EXCHANGE CONTRACTS. A forward currency exchange contract is an obligation to exchange one currency for another on a future date at a specified exchange rate.

INVESTMENT STRATEGY. Each of the Funds (other than the Stock Index and Small Cap Index Funds) may enter into forward currency exchange contracts for hedging purposes and to help reduce the risks and volatility caused by changes in foreign currency exchange rates. The Funds may also enter into these contracts for speculative purposes (i.e., to increase total return) or for cross-hedging purposes. Foreign currency exchange contracts will be used at the discretion of the investment management team, and no Fund is required to hedge its foreign currency positions.

SPECIAL RISKS. Forward foreign currency contracts are privately negotiated transactions, and can have substantial price volatility. As a result, they offer less protection against default by the other party than is available for instruments traded on an exchange. When used for hedging purposes, they tend to limit any potential gain that may be realized if the value of a Fund's foreign holdings increases because of currency fluctuations. When used for speculative purposes, forward currency exchange contracts may result in additional losses that are not otherwise related to changes in the value of the securities held by a Fund. The institutions that deal in forward currency contracts are not required to continue to markets in the currencies they trade and these markets can experience periods of illiquidity.

FUTURES CONTRACTS AND RELATED OPTIONS. A futures contract is a type of derivative instrument that obligates the holder to buy or sell a specified financial instrument or currency in the future at an agreed upon price. For example, a futures contract may obligate a Fund, at maturity, to take or make delivery of certain domestic or foreign securities, the cash value of a securities index or a stated quantity of a foreign currency. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised.

INVESTMENT STRATEGY. To the extent consistent with its investment objective, each Fund may invest in futures contracts and options on futures contacts on domestic or foreign exchanges or boards of trade. These investments may be used for hedging purposes, to increase total return or to maintain liquidity to meet potential shareholder redemptions, invest cash balances or dividends or minimize trading costs.

The value of a Fund's futures contracts may equal up to 100% of its total assets. However, except as otherwise permitted by the Commodity Futures Trading Commission, a Fund will not purchase or sell a futures contract unless, after the transaction, the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options used for non-hedging purposes is 5% or less of its total assets. Alternative limitations on the use of futures contracts and related options may be stated from time to time in the Additional Statement.

SPECIAL RISKS. Futures contracts and options present the following risks: imperfect correlation between the change in market value of a Fund's securities and the price of futures contracts and options; the possible inability to close a futures contract when desired; losses due to unanticipated market movements which are potentially unlimited; and the possible inability of the investment management team to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's NAV. As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a

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futures contract may result in substantial losses to a Fund. Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Foreign exchanges or boards of trade generally do not offer the same protections as U.S. exchanges.

ILLIQUID OR RESTRICTED SECURITIES. Illiquid securities include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable amount master demand notes that cannot be called within seven days, certain insurance funding agreements (see below), certain unlisted over-the-counter options and other securities that are traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act").

INVESTMENT STRATEGY. Each Fund may invest up to 15% of its net assets in securities that are illiquid. If otherwise consistent with their investment objectives and policies, the Funds may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and domestically traded securities that are not registered under the 1933 Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). These securities will not be considered illiquid so long as an Investment Adviser determines, under guidelines approved by the Northern Funds' Board of Trustees, that an adequate trading market exists.

SPECIAL RISKS. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Fund. The practice of investing in Rule 144A Securities could increase the level of a Fund's illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

INTEREST RATE SWAPS, CURRENCY SWAPS, TOTAL RATE OF RETURN SWAPS, CREDIT SWAPS, AND INTEREST RATE FLOORS, CAPS AND COLLARS. Interest rate and currency swaps are contracts that obligate a Fund and another party to exchange their rights to pay or receive interest or specified amounts of currency, respectively. Interest rate floors entitle the purchasers to receive interest payments if a specified index falls below a predetermined interest rate. Interest rate caps entitle the purchasers to receive interest payments if a specified index exceeds a predetermined interest rate. An interest rate collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Total rate of return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Credit swaps are contracts involving the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specific credit events.

INVESTMENT STRATEGY. To the extent consistent with their respective investment objectives and policies, the Funds may enter into swap transactions and transactions involving interest rate floors, caps and collars to a limited extent for hedging purposes or to seek to increase total return.

SPECIAL RISKS. The use of swaps and interest rate floors, caps and collars is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Like other derivative securities, these instruments can be highly volatile. If an Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if these instruments were not used. Because these instruments are normally illiquid, a Fund may not be able to terminate its obligations when desired. In addition, if a Fund is obligated to pay the return under the terms of a total rate of return swap, Fund losses due to unanticipated market movements are potentially unlimited. A Fund may also suffer a loss if the other party to a transaction defaults.

INVESTMENT COMPANIES. To the extent consistent with their respective investment objectives and policies, the Funds may invest in securities issued by other investment companies, including money market funds, index funds, "country funds" (i.e., funds that invest primarily in issuers located in a specific foreign country or region), and iShares(SM), S&P's Depositary Receipts ("SPDRs") and other exchange-traded funds (or "ETFs").

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INVESTMENT STRATEGY. Investments by the Funds in other investment companies, including ETFs, will be subject to the limitations of the 1940 Act except as permitted by SEC orders. The Funds may rely on SEC orders that permit them to invest in certain ETFs beyond the limits contained in the 1940 Act, subject to certain terms and conditions. The Funds may also rely on a SEC order that permits them to invest in money market funds advised by the Investment Advisers or their affiliates.

SPECIAL RISKS. As a shareholder of another investment company, a Fund would be subject to the same risks as any other investor in that company. In addition, it would bear a proportionate share of any fees and expenses paid by that company. These would be in addition to the advisory and other fees paid directly by the Fund. A Fund's investment in an ETF involves other considerations. In particular, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. In addition, shares of an ETF are issued in "creation units" and are not individually redeemable except upon termination of the ETF. To redeem, a Fund must accumulate enough shares of an ETF to reconstitute a creation unit. The liquidity of a small holding of an ETF will, therefore, depend upon the existence of a secondary market. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF's net asset value.

OPTIONS. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a "call") or sell (a "put") an asset in the future at an agreed upon price prior to the expiration date of the option.

INVESTMENT STRATEGY. To the extent consistent with its investment objective, each Fund may write (sell) covered call options, buy put options, buy call options and write secured put options for hedging or cross-hedging purposes or to earn additional income. Options may relate to particular securities, foreign or domestic securities indices, financial instruments or foreign currencies. A Fund will not purchase put and call options in an amount that exceeds 5% of its net assets at the time of purchase. The total value of a Fund's assets subject to options written by the Fund will not be greater than 25% of its net assets at the time the option is written. A Fund may "cover" a call option by owning the security underlying the option or through other means. Put options written by a Fund are "secured" if the Fund maintains liquid assets in a segregated account in an amount at least equal to the exercise price of the option up until the expiration date.

SPECIAL RISKS. Options trading is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary Fund securities transactions. The value of options can be highly volatile, and their use can result in loss if the investment management team is incorrect in its expectation of price fluctuations. The successful use of options for hedging purposes also depends in part on the ability of the investment management team to predict future price fluctuations and the degree of correlation between the options and securities markets.

Each Fund will invest and trade in unlisted over-the-counter options only with firms deemed creditworthy by the Investment Adviser. However, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members which fail to perform them in connection with the purchase or sale of options.

PREFERRED STOCK. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stock owners but after bond owners.

INVESTMENT STRATEGY. Each Fund may invest in preferred stocks.

SPECIAL RISKS. Unlike most debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

REAL ESTATE INVESTMENT TRUSTS (REITS). REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans.

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INVESTMENT STRATEGY. The Funds may invest in REITs.

SPECIAL RISKS. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and the ability of a REIT's manager. REITs are also subject to risks generally associated with investments in real estate. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of securities by a Fund subject to the seller's agreement to repurchase them at a mutually agreed upon date and price.

INVESTMENT STRATEGY. Each Fund may enter into repurchase agreements with financial institutions such as banks and broker-dealers that are deemed to be creditworthy by the Investment Adviser. Although the securities subject to a repurchase agreement may have maturities exceeding one year, settlement of the agreement will never occur more than one year after a Fund acquires the securities.

SPECIAL RISKS. In the event of a default, a Fund will suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral are less than the repurchase price and the Fund's costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy, a Fund could suffer additional losses if a court determines that the Fund's interest in the collateral is unenforceable by the Fund.

SECURITIES LENDING. In order to generate additional income, the Funds may lend securities to banks, brokers and dealers or other qualified institutions. In exchange, the Funds will receive collateral equal to at least 100% of the value of the securities loaned.

INVESTMENT STRATEGY. Securities lending may represent no more than one-third the value of a Fund's total assets (including the loan collateral). Any cash collateral received by a Fund in connection with these loans may be invested in a variety of short-term investments either directly or indirectly through money market portfolios. Loan collateral (including any investment of the collateral) is not included in the calculation of the percentage limitations described elsewhere in this Prospectus regarding a Fund's investments in particular types of securities.

SPECIAL RISKS. A principal risk when lending portfolio securities is that the borrower might become insolvent or refuse to honor its obligation to return the securities. In this event, a Fund could experience delays in recovering its securities and may incur a capital loss. A Fund will be responsible for any loss that might result from its investment of the cash collateral it receives from a borrower. Additionally, the amount of a Fund's distributions that qualify for taxation at reduced long-term capital gain rates for individuals, as well as the amount of a Fund's distributions that qualify for the dividends received deduction for corporations (together, "qualifying dividends"), may be reduced as a result of such Fund's securities lending activities. This is because any dividends paid on securities while on loan will not be deemed to have been received by such Fund, and the equivalent amount paid to the Fund by the borrower of the securities will not be deemed to be a qualifying dividend.

SHORT SALES AGAINST-THE-BOX. A short sale against-the-box is a short sale such that at all times when the short position is open the seller owns or has the right to obtain, at no added cost, an equal amount of securities identical to those sold short.

INVESTMENT STRATEGY. To the extent consistent with their investment objectives and policies, the Funds may make short sales against-the-box.

SPECIAL RISKS. If a Fund sells securities short against-the-box, it may protect itself from loss if the price of the securities declines in the future, but will lose the opportunity to profit on such securities if the price rises. If a Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short position with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which a Fund may effect short sales.

STRIPPED OBLIGATIONS. These securities are issued by the U.S. government (or an agency, instrumentality or sponsored enterprise), foreign governments, banks and other issuers. They entitle the holder to receive either interest payments or principal payments that have been "stripped" from a debt obligation. These obligations include stripped mortgage-backed securities, which are derivative multi-class mortgage securities.

INVESTMENT STRATEGY. To the extent consistent with their respective investment objectives, the Funds may purchase stripped securities.

SPECIAL RISKS. Stripped securities are very sensitive to changes in interest rates and to the rate of principal prepayments. A rapid or unexpected change in either interest rates or principal prepayments could depress the price of certain stripped securities held by the Funds and adversely affect a Fund's total return.

TEMPORARY INVESTMENTS. The Funds may temporarily hold cash and/or invest in short-term obligations including U.S. government obligations, high-quality money market instruments (including commercial paper and obligations of foreign and domestic banks such as certificates of deposit, bank and deposit notes, bankers' acceptances and fixed time deposits), and repurchase agreements with maturities of 13 months or less. Certain Funds may also make temporary investments in longer-term debt obligations and preferred stocks.

INVESTMENT STRATEGY. A Fund may temporarily hold cash or invest all or any portion of its assets in short-term obligations pending investment or to meet anticipated redemption requests. Except for the Stock Index and Small Cap Index Funds, a Fund may also hold cash or invest in short-term obligations, long-term obligations or preferred stock as a temporary measure mainly designed to limit a Fund's losses in response to adverse market, economic or other conditions when the Investment Adviser believes that it is in the best interest of the Fund to pursue such defensive strategy. The Investment Adviser may, however, choose not to make such temporary investments even in very volatile or adverse conditions.

SPECIAL RISKS. A Fund may not achieve its investment objective when it holds cash or invests its assets in short-term obligations or otherwise makes temporary investments. A Fund may also miss investment opportunities and have a lower total return during these periods.

UNITED STATES GOVERNMENT OBLIGATIONS. These include U.S. Treasury obligations, such as bills, notes and bonds, which generally differ only in terms of their interest rates, maturities and time of issuance. These also include obligations issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises. Securities guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities or sponsored enterprises are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, an agency, instrumentality or sponsored enterprise thereof, and (b) participations in loans made to foreign governments or their agencies that are so guaranteed.

INVESTMENT STRATEGY. To the extent consistent with its investment objective, each Fund may invest in a variety of U.S. Treasury obligations and also may invest in obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises.

SPECIAL RISKS. Not all U.S. government obligations carry the same credit support. Some, such as those of the Government National Mortgage Association ("Ginnie Mae"), are supported by the full faith and credit of the United States Treasury. Other obligations, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the United States Treasury; and others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations. Still others are supported only by the credit of the instrumentality or sponsored enterprise. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.

VARIABLE AND FLOATING RATE INSTRUMENTS. Variable and floating rate instruments have interest rates that are periodically adjusted either at set intervals or that float at a margin tied to a specified index rate. These instruments include variable amount master demand notes, long-term variable and floating rate bonds (sometimes referred to as "Put Bonds") where the Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and leveraged inverse floating rate instruments ("inverse floaters"). An inverse floater is leveraged to the extent that its interest rate varies by an amount that exceeds the amount of the variation in the index rate of interest. Some variable and floating rate instruments have interest rates that are periodically adjusted as a result of changes in inflation rates.

INVESTMENT STRATEGY. Each Fund may invest in variable and floating rate instruments to the extent consistent with its investment objective.

SPECIAL RISKS. The market values of inverse floaters are subject to greater volatility than other variable and floating rate instruments due to their higher degree of leverage. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Funds are not entitled to exercise their demand rights. As a result, the Funds could suffer a loss with respect to these instruments.

WARRANTS. A warrant represents the right to purchase a security at a predetermined price for a specified period of time.

INVESTMENT STRATEGY. Each Fund may invest in warrants and similar rights. A Fund may also purchase bonds that are issued in tandem with warrants.

SPECIAL RISKS. Warrants are derivative instruments that present risks similar to options.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS. A purchase of "when-issued" securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

INVESTMENT STRATEGY. Each Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Although the Funds would generally purchase securities in these transactions with the intention of acquiring the securities, the Funds may dispose of such securities prior to settlement if the investment management team deems it appropriate to do so.

SPECIAL RISKS. Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may decrease by the time they are actually issued or delivered. Conversely, selling securities in these transactions involves the risk that the value of the securities may increase by the time they are actually issued or delivered. These transactions also involve the risk that the counterparty may fail to deliver the security or cash on the settlement date.

ZERO COUPON, PAY-IN-KIND AND CAPITAL APPRECIATION BONDS. These are securities issued at a discount from their face value because interest payments are typically postponed until maturity. Interest payments on pay-in-kind securities are payable by the delivery of additional securities. The amount of the discount rate varies depending on factors such as the time remaining until maturity, prevailing interest rates, a security's liquidity and the issuer's credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments.

INVESTMENT STRATEGY. Each Fund may invest in zero coupon, pay-in-kind and capital appreciation bonds to the extent consistent with its investment objective.

SPECIAL RISKS. The market prices of zero coupon, pay-in-kind and capital appreciation bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. A Fund's investments in zero coupon, pay-in-kind and capital appreciation bonds may require the Fund to sell some of its Fund securities to generate sufficient cash to satisfy certain income distribution requirements.

DISCLAIMERS

Neither the Large Cap Value Fund nor Stock Index Fund is sponsored, endorsed or promoted by S&P, nor does S&P guarantee the accuracy and/or completeness of the S&P 500 Index or S&P 500/Barra Value Index or any data included therein. S&P makes no warranty, express or implied, as to the results to be obtained by any Fund, owners of any Fund, any person or any entity from the use of the S&P 500 Index or S&P 500/Barra Value Index or any data included therein. S&P makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose for use with respect to the S&P 500 Index or S&P 500/Barra Value Index or any data included therein.

Neither the Mid Cap Growth Fund, the Small Cap Growth Fund, the Small Cap Index Fund nor the Small Cap Value Fund is sponsored, endorsed, sold or promoted by Russell, nor does Russell guarantee the accuracy and/or completeness of the Russell Midcap Index, Russell Midcap Growth Index, Russell 1000 Growth Index, Russell 2000 Index, Russell 2000 Growth Index, Russell 2000 Value Index, Russell 2500 Growth Index or any data included therein. Russell makes no warranty, express or implied, as to the results to be obtained by any Fund, owners of any Fund, any person or any entity from the use of the Russell Midcap Growth Index, Russell 1000 Growth Index, Russell 2000 Index, the Russell 2000 Growth Index, Russell 2000 Value Index, Russell 2500 Growth Index or any data included therein. Russell makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose for use with respect to the Russell Midcap Growth Index, Russell 1000 Growth Index, Russell 2000 Index, Russell 2000 Growth Index, Russell 2000 Value Index, Russell 2500 Growth Index or any data included therein.

MISCELLANEOUS. TNTC is sometimes referred to as "The Northern Trust Bank" in advertisements and other sales literature.

FINANCIAL INFORMATION

THE FINANCIAL HIGHLIGHTS TABLES ARE INTENDED TO HELP YOU UNDERSTAND A FUND'S FINANCIAL PERFORMANCE FOR THE PAST FIVE YEARS (OR, IF SHORTER, THE PERIOD OF THE FUND'S OPERATIONS).


Certain information reflects the financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund for a share held for the entire period (assuming reinvestment of all dividends and distributions). The financial highlights for the fiscal year ended March 31, 2003 have been audited by Deloitte & Touche LLP, whose report, along with the Funds' financial statements, is included in the annual report which is available upon request and without charge. The financial highlights for the fiscal years ended prior to March 31, 2003 were audited by other independent auditors.

FINANCIAL HIGHLIGHTS                         FOR THE FISCAL YEARS ENDED MARCH 31


                                                                                  GROWTH EQUITY FUND
SELECTED PER SHARE DATA                                     2003              2002           2001          2000            1999
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                       $    15.66        $    15.90     $    25.55     $    21.94     $    18.62

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

  Net investment income                                        0.04              0.02             --           0.01           0.02

  Net realized and unrealized gains (losses)                  (4.15)            (0.22)         (6.62)          5.61           4.51

  Total Income (Loss) from Investment Operations              (4.11)            (0.20)         (6.62)          5.62           4.53
----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS PAID:

  From net investment income                                  (0.04)            (0.02)            --          (0.01)         (0.02)

  From net realized gains                                        --             (0.02)         (3.03)         (2.00)         (1.19)
----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions Paid                                    (0.04)            (0.04)         (3.03)         (2.01)         (1.21)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                             $    11.51        $    15.66     $    15.90     $    25.55     $    21.94
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                              (26.25)%           (1.24)%       (27.23)%        27.60%         24.72%

SUPPLEMENTAL DATA AND RATIOS:

  Net assets, in thousands, end of year                  $  562,961        $  871,176     $  943,991     $1,368,880     $  640,948

  Ratio to average net assets of:

    Expenses, net of waivers and reimbursements                1.00%             1.00%          1.00%          1.00%          1.00%

    Expenses, before waivers and reimbursements                1.27%             1.30%          1.29%          1.30%          1.30%

    Net investment income (loss), net of waivers and
     reimbursements                                            0.32%             0.13%         (0.09)%        (0.12)%         0.08%

    Net investment income (loss), before waivers and
     reimbursements                                            0.05%            (0.17)%        (0.38)%        (0.42)%        (0.22)

Portfolio Turnover Rate                                       50.79%            42.78%         58.89%         88.01%         49.67%
----------------------------------------------------------------------------------------------------------------------------------



(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR.

FINANCIAL HIGHLIGHTS                         FOR THE FISCAL YEARS ENDED MARCH 31



                                                                                         GROWTH OPPORTUNITIES FUND
SELECTED PER SHARE DATA                                                                 2003         2002        2001(3)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                 $    6.39   $     6.22   $   10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

  Net investment income (loss)                                                           (0.09)       (0.09)         --

  Net realized and unrealized gains (losses)                                             (1.84)        0.27       (3.78)

  Total Income (Loss) from Investment Operations                                         (1.93)        0.18       (3.78)
-----------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS PAID:

  From net investment income                                                                --        (0.01)         --
-----------------------------------------------------------------------------------------------------------------------
  Total Distributions Paid                                                                  --        (0.01)         --
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                       $    4.46   $     6.39   $    6.22
-----------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                                                         (30.20)%       2.87%     (37.80)%
-----------------------------------------------------------------------------------------------------------------------

SUPPLEMENTAL DATA AND RATIOS:

  Net assets, in thousands, end of period                                            $  15,886   $   31,498   $  53,740

  Ratio to average net assets of: (2)

    Expenses, net of waivers and reimbursements                                           1.25%        1.25%       1.25%

    Expenses, before waivers and reimbursements                                           1.87%        1.70%       2.05%

    Net investment loss, net of waivers and reimbursements                               (0.88)%      (0.91)%     (0.27)%

    Net investment loss, before waivers and reimbursements                               (1.50)%      (1.36)%     (1.07)%

Portfolio Turnover Rate                                                                 306.40%      254.63%     218.08%
-----------------------------------------------------------------------------------------------------------------------



(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE PERIOD, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE PERIOD. TOTAL RETURN IS NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.

(2) ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.

(3) COMMENCED INVESTMENT OPERATIONS ON SEPTEMBER 26, 2000.

FINANCIAL HIGHLIGHTS                         FOR THE FISCAL YEARS ENDED MARCH 31



                                                                                    INCOME EQUITY FUND
SELECTED PER SHARE DATA                                     2003              2002           2001           2000          1999
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                       $    11.41        $    11.07     $    14.26     $    12.73     $    13.81

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

  Net investment income                                        0.39              0.35           0.34           0.31           0.46

  Net realized and unrealized gains (losses)                  (1.27)             0.39          (1.39)          2.02          (0.41)

  Total Income (Loss) from Investment Operations              (0.88)             0.74          (1.05)          2.33           0.05
----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS PAID:

  From net investment income                                  (0.38)            (0.35)         (0.35)         (0.29)         (0.48)

  From net realized gains                                        --             (0.05)         (1.79)         (0.51)         (0.65)
----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions Paid                                    (0.38)            (0.40)         (2.14)         (0.80)         (1.13)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                             $    10.15        $    11.41     $    11.07     $    14.26     $    12.73
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                               (7.77)%            6.80%         (7.54)%        19.10%          0.67%

SUPPLEMENTAL DATA AND RATIOS:

  Net assets, in thousands, end of year                  $  217,944        $  189,080     $  171,316     $  220,754     $  118,414

  Ratio to average net assets of:

    Expenses, net of waivers and reimbursements                1.00%             1.00%          1.00%          1.00%          1.00%

    Expenses, before waivers and reimbursements                1.30%             1.33%          1.32%          1.34%          1.35%

    Net investment income, net of waivers and
     reimbursements                                            3.78%             3.13%          2.55%          2.44%          3.54%

    Net investment income, before waivers and
     reimbursements                                            3.48%             2.80%          2.23%          2.10%          3.19%

Portfolio Turnover Rate                                       48.77%            60.90%         74.17%        125.49%         79.95%
----------------------------------------------------------------------------------------------------------------------------------



(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR.

FINANCIAL HIGHLIGHTS                         FOR THE FISCAL YEARS ENDED MARCH 31



                                                                              INTERNATIONAL GROWTH EQUITY FUND
SELECTED PER SHARE DATA                                     2003              2002           2001           2000          1999
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                       $     7.93        $     9.05     $    14.32     $    12.57     $    11.66

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

  Net investment income                                        0.05              0.05           0.06           0.26           0.13

  Net realized and unrealized gains (losses)                  (1.95)            (1.15)         (3.62)          3.37           1.36

  Total Income (Loss) from Investment Operations              (1.90)            (1.10)         (3.56)          3.63           1.49
----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS PAID:

  From net investment income                                  (0.05)            (0.01)         (0.03)            --             --

  In excess of net investment income                             --                --             --          (0.20)         (0.12)

  From net realized gains                                        --             (0.01)         (1.68)         (1.68)         (0.46)
----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions Paid                                    (0.05)            (0.02)         (1.71)         (1.88)         (0.58)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                             $     5.98        $     7.93     $     9.05     $    14.32     $    12.57
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                              (23.97)%          (12.10)%       (26.69)%        30.51%         13.04%

SUPPLEMENTAL DATA AND RATIOS:

  Net assets, in thousands, end of year                  $  168,651        $  239,135     $  408,084     $  706,553     $  215,656

  Ratio to average net assets of:

    Expenses, net of waivers and reimbursements                1.26%(2)          1.26%(2)       1.25%          1.25%          1.25%

    Expenses, before waivers and reimbursements                1.56%             1.63%          1.59%          1.58%          1.62%

    Net investment income, net of waivers and
     reimbursemets                                             0.65%             0.42%          0.47%          0.35%          0.52%

    Net investment income, before waivers and
     reimbursemets                                             0.35%             0.05%          0.13%          0.02%          0.15%

Portfolio Turnover Rate                                      182.39%           222.75%        185.77%        155.57%        177.89%
----------------------------------------------------------------------------------------------------------------------------------



(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR.

(2) EXPENSE RATIO, NET OF WAIVERS AND REIMBURSEMENTS, FOR THE YEAR WOULD HAVE BEEN 1.25%, ABSENT THE EFFECT OF INTEREST EXPENSE INCURRED BY THE FUND'S TEMPORARY BORROWING AGAINST A LINE OF CREDIT.

FINANCIAL HIGHLIGHTS                         FOR THE FISCAL YEARS ENDED MARCH 31



                                                                         LARGE CAP VALUE FUND
SELECTED PER SHARE DATA                                           2003            2002           2001(3)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $     11.74     $     10.97     $     10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

  Net investment income                                               0.11            0.04            0.06

  Net realized and unrealized gains (losses)                         (2.81)           0.82            0.95

  Total Income (Loss) from Investment Operations                     (2.70)           0.86            1.01
----------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS PAID:

  From net investment income                                         (0.11)          (0.07)          (0.04)

  From net realized gains                                               --           (0.02)             --
----------------------------------------------------------------------------------------------------------
  Total Distributions Paid                                           (0.11)          (0.09)          (0.04)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $      8.93     $     11.74     $     10.97
----------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                                     (23.05)%          7.85%          10.14%

SUPPLEMENTAL DATA AND RATIOS:

  Net assets, in thousands, end of period                      $   428,735     $   268,693     $    63,984

  Ratio to average net assets of: (2)

    Expenses, net of waivers and reimbursements                       1.10%           1.10%           1.10%

    Expenses, before waivers and reimbursements                       1.27%           1.34%           2.48%

    Net investment income, net of waivers and reimbursements          1.53%           1.26%           1.76%

    Net investment income, before waivers and reimbursements          1.36%           1.02%           0.38%

Portfolio Turnover Rate                                              25.04%          19.22%          52.59%
----------------------------------------------------------------------------------------------------------



(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE PERIOD, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE PERIOD. TOTAL RETURN IS NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.

(2) ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.

(3) COMMENCED INVESTMENT OPERATIONS ON AUGUST 3, 2000.

FINANCIAL HIGHLIGHTS                         FOR THE FISCAL YEARS ENDED MARCH 31



                                                                                      MID CAP GROWTH FUND
SELECTED PER SHARE DATA                                     2003              2002           2001           2000         1999
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $    11.65        $    11.08     $    24.33     $    11.72     $    10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

  Net investment income (loss)                                (0.09)            (0.06)            --             --             --

  Net realized and unrealized gains (losses)                  (2.49)             0.63         (10.48)         13.50           1.72

  Total Income (Loss) from Investment Operations              (2.58)             0.57         (10.48)         13.50           1.72
----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS PAID:

  From net realized gains                                        --                --          (2.77)         (0.89)            --
----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions Paid                                       --                --          (2.77)         (0.89)            --
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $     9.07        $    11.65     $    11.08     $    24.33     $    11.72
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                              (22.15)%            5.14%        (45.42)%       108.66%         17.19%

SUPPLEMENTAL DATA AND RATIOS:

  Net assets, in thousands, end of period                $  224,930        $  330,005     $  368,467     $  859,118     $   77,378

  Ratio to average net assets of: (2)

    Expenses, net of waivers and reimbursements                1.01%(3)          1.00%          1.00%          1.00%          1.00%

    Expenses, before waivers and reimbursements                1.29%             1.32%          1.29%          1.31%          1.65%

    Net investment loss, net of waivers and
     reimbursements                                           (0.71)%           (0.50)%        (0.66)%        (0.61)%        (0.51)%

    Net investment loss, before waivers and
     reimbursements                                           (0.99)%           (0.82)%        (0.95)%        (0.92)%        (1.16)%

Portfolio Turnover Rate                                      161.58%           220.46%        342.05%        156.49%        173.39%
----------------------------------------------------------------------------------------------------------------------------------



(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE PERIOD, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE PERIOD.

(2) ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.

(3) EXPENSE RATIOS, NET OF WAIVERS AND REIMBURSEMENTS, FOR THE YEAR WOULD HAVE BEEN 1.00% ABSENT THE EFFECT OF INTEREST EXPENSE INCURRED BY THE FUND'S TEMPORARY BORROWINGS AGAINST A LINE OF CREDIT.

FINANCIAL HIGHLIGHTS                         FOR THE FISCAL YEARS ENDED MARCH 31



                                                                                     SELECT EQUITY FUND
SELECTED PER SHARE DATA                                     2003              2002           2001           2000          1999
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                       $    19.52        $    20.08     $    35.87     $    23.33     $    19.16

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

  Net investment income (loss)                                   --             (0.03)            --             --             --

  Net realized and unrealized gains (losses)                  (4.68)            (0.50)        (11.83)         13.66           5.40

  Total Income (Loss) from Investment Operations              (4.68)            (0.53)        (11.83)         13.66           5.40
----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS PAID:

  From net investment income                                     --                --             --             --          (0.01)

  From net realized gains                                        --             (0.03)         (3.96)         (1.12)         (1.22)
----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions Paid                                       --             (0.03)         (3.96)         (1.12)         (1.23)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                             $    14.84        $    19.52     $    20.08     $    35.87     $    23.33
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                              (24.02)%           (2.57)%       (35.32)%        59.78%         28.79%

SUPPLEMENTAL DATA AND RATIOS:

  Net assets, in thousands, end of year                  $  394,283        $  428,848     $  415,012     $  524,576     $  198,530

  Ratio to average net assets of:

    Expenses, net of waivers and reimbursements                1.00%             1.00%          1.00%          1.00%          1.00%

    Expenses, before waivers and reimbursements                1.40%             1.54%          1.49%          1.52%          1.54%

    Net investment loss, net of waivers and reimbursement     (0.06)%           (0.17)%        (0.15)%        (0.41)%        (0.15)%

    Net investment loss, before waivers and reimbursement     (0.46)%           (0.71)%        (0.64)%        (0.93)%        (0.69)%

Portfolio Turnover Rate                                      187.80%           151.19%        259.07%        153.06%         87.73%
----------------------------------------------------------------------------------------------------------------------------------



(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR.

FINANCIAL HIGHLIGHTS                         FOR THE FISCAL YEARS ENDED MARCH 31



                                                                                   SMALL CAP GROWTH FUND
SELECTED PER SHARE DATA                                         2003            2002            2001           2000(3)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $      9.58     $      9.34     $     19.21     $     10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

  Net investment income (loss)                                     (0.12)          (0.10)             --              --

  Net realized and unrealized gains (losses)                       (2.72)           0.34           (7.58)           9.28

  Total Income (Loss) from Investment Operations                   (2.84)           0.24           (7.58)           9.28
------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS PAID:

  From net realized gains                                             --              --           (2.29)          (0.07)
------------------------------------------------------------------------------------------------------------------------
  Total Distributions Paid                                            --              --           (2.29)          (0.07)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $      6.74     $      9.58     $      9.34     $     19.21
------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                                   (29.65)%          2.57%         (41.38)%         93.05%

SUPPLEMENTAL DATA AND RATIOS:

  Net assets, in thousands, end of period                    $   121,679     $   223,743     $   255,676     $   550,611

  Ratio to average net assets of: (2)

    Expenses, net of waivers and reimbursements                     1.25%           1.25%           1.25%           1.25%

    Expenses, before waivers and reimbursements                     1.48%           1.52%           1.51%           1.52%

    Net investment loss, net of waivers and reimbursements         (0.92)%         (1.00)%         (0.92)%         (0.68)%

    Net investment loss, before waivers and reimbursements         (1.15)%         (1.27)%         (1.18)%         (0.95)%

Portfolio Turnover Rate                                           310.96%         379.64%         419.38%         127.56%
------------------------------------------------------------------------------------------------------------------------



(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE PERIOD, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE PERIOD. TOTAL RETURN IS NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.

(2) ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.

(3) COMMENCED INVESTMENT OPERATIONS AFTER THE CLOSE OF BUSINESS ON SEPTEMBER 30, 1999.

FINANCIAL HIGHLIGHTS                         FOR THE FISCAL YEARS ENDED MARCH 31



                                                                                SMALL CAP INDEX FUND
     SELECTED PER SHARE DATA                                    2003             2002           2001           2000(3)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $      8.00     $      7.13     $     12.15     $     10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

  Net investment income                                             0.06            0.04            0.09            0.05

  Net realized and unrealized gains (losses)                       (2.25)           0.87           (1.98)           2.25

  Total Income (Loss) from Investment Operations                   (2.19)           0.91           (1.89)           2.30
------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS PAID:

  From net investment income                                       (0.05)          (0.03)          (0.10)          (0.03)

  From net realized gains                                          (0.01)          (0.01)          (3.03)          (0.12)
------------------------------------------------------------------------------------------------------------------------
  Total Distributions Paid                                         (0.06)          (0.04)          (3.13)          (0.15)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $      5.75     $      8.00     $      7.13     $     12.15
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                   (27.49)%         12.97%         (15.07)%         23.22%

SUPPLEMENTAL DATA AND RATIOS:

  Net assets, in thousands, end of period                    $   173,886     $   316,125     $    83,418     $   113,712

  Ratio to average net assets of: (2)

    Expenses, net of waivers and reimbursements                     0.65%           0.65%           0.65%           0.65%

    Expenses, before waivers and reimbursements                     1.10%           1.37%           1.27%           1.08%

    Net investment income, net of waivers and reimbursements        0.79%           0.83%           0.95%           0.76%

    Net investment income, before waivers and reimbursements        0.34%           0.11%           0.33%           0.33%

Portfolio Turnover Rate                                            51.12%          27.68%          65.16%          57.01%
------------------------------------------------------------------------------------------------------------------------



(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE PERIOD, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE PERIOD. TOTAL RETURN IS NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.

(2) ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.

(3) COMMENCED INVESTMENT OPERATIONS ON SEPTEMBER 3, 1999.

FINANCIAL HIGHLIGHTS                         FOR THE FISCAL YEARS ENDED MARCH 31



                                                                                  SMALL CAP VALUE FUND
SELECTED PER SHARE DATA                                      2003           2002           2001           2000           1999
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                        $    11.41     $     9.63     $    14.62     $    12.32     $    16.76

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

       Net investment income                                    0.12           0.05           0.05           0.09           0.04

       Net realized and unrealized gains (losses)              (2.49)          2.25          (0.32)          3.46          (3.93)

       Total Income (Loss) from Investment Operations          (2.37)          2.30          (0.27)          3.55          (3.89)
--------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS PAID:

       From net investment income                              (0.04)         (0.01)         (0.06)         (0.11)         (0.01)

       From net realized gains                                    --          (0.51)         (4.66)         (1.14)         (0.54)
--------------------------------------------------------------------------------------------------------------------------------
       Total Distributions Paid                                (0.04)         (0.52)         (4.72)         (1.25)         (0.55)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                              $     9.00     $    11.41     $     9.63     $    14.62     $    12.32
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                               (20.76)%        24.61%         (0.74)%        30.01%        (23.46)%

SUPPLEMENTAL DATA AND RATIOS:

       Net assets, in thousands, end of year              $  235,801     $  287,918     $  178,097     $  200,208     $  264,434

       Ratio to average net assets of:

         Expenses, net of waivers and reimbursements            1.00%          1.00%          1.00%          1.00%          1.00%

         Expenses, before waivers and reimbursements            1.40%          1.57%          1.52%          1.53%          1.52%

         Net investment income, net of waivers and
          reimbursements                                        1.18%          0.56%          0.38%          0.46%          0.25%

         Net investment income (loss), before waivers
          and reimbursements                                    0.78%         (0.01)%        (0.14)%        (0.07)%        (0.27)%

Portfolio Turnover Rate                                        69.44%         76.63%         76.89%         28.97%         18.74%
--------------------------------------------------------------------------------------------------------------------------------



(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR.

FINANCIAL HIGHLIGHTS                         FOR THE FISCAL YEARS ENDED MARCH 31



                                                                             STOCK INDEX FUND
SELECTED PER SHARE DATA                                      2003           2002           2001           2000           1999
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                        $    14.20     $    14.40     $    20.09     $    17.34     $    15.03

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

       Net investment income                                    0.14           0.13           0.13           0.13           0.16

       Net realized and unrealized gains (losses)              (3.71)         (0.19)         (4.42)          2.85           2.49

       Total Income (Loss) from Investment Operations          (3.57)         (0.06)         (4.29)          2.98           2.65
--------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS PAID:

       From net investment income                              (0.14)         (0.13)         (0.13)         (0.13)         (0.17)

       From net realized gains                                    --          (0.01)         (1.27)         (0.10)         (0.17)
--------------------------------------------------------------------------------------------------------------------------------
       Total Distributions Paid                                (0.14)         (0.14)         (1.40)         (0.23)         (0.34)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                              $    10.49     $    14.20     $    14.40     $    20.09     $    17.34
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                               (25.22)%        (0.35)%       (21.93)%        17.27%         17.78%

SUPPLEMENTAL DATA AND RATIOS:

       Net assets, in thousands, end of year              $  305,859     $  494,675     $  441,784     $  545,607     $  169,062

       Ratio to average net assets of:

         Expenses, net of waivers and reimbursements            0.55%          0.55%          0.55%          0.55%          0.55%

         Expenses, before waivers and reimbursements            0.86%          0.91%          0.90%          0.93%          1.00%

         Net investment income, net of waivers and
          reimbursements                                        1.19%          0.89%          0.74%          0.77%          1.10%

         Net investment income, before waivers and
          reimbursements                                        0.88%          0.53%          0.39%          0.39%          0.65%

Portfolio Turnover Rate                                         6.82%          3.32%         11.15%         12.01%          2.46%
--------------------------------------------------------------------------------------------------------------------------------



(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR.

FINANCIAL HIGHLIGHTS                         FOR THE FISCAL YEARS ENDED MARCH 31



                                                                                  TECHNOLOGY FUND
SELECTED PER SHARE DATA                                      2003           2002           2001           2000           1999
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                        $    11.46     $    13.02     $    65.81     $    29.99     $    17.11

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

       Net investment income (loss)                            (0.11)         (0.14)            --             --             --

       Net realized and unrealized gains (losses)              (3.96)         (1.42)        (40.28)         41.56          13.55

       Total Income (Loss) from Investment Operations          (4.07)         (1.56)        (40.28)         41.56          13.55
--------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS PAID:

       From net realized gains                                    --             --         (12.51)         (5.74)         (0.67)
--------------------------------------------------------------------------------------------------------------------------------
       Total Distributions Paid                                   --             --         (12.51)         (5.74)         (0.67)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                              $     7.39     $    11.46     $    13.02     $    65.81     $    29.99
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                               (35.57)%       (11.90)%       (66.87)%       154.28%         79.97%

SUPPLEMENTAL DATA AND RATIOS:

       Net assets, in thousands, end of year              $  277,679     $  533,694     $  771,439     $2,842,750     $  343,709

       Ratio to average net assets of:

         Expenses, net of waivers and reimbursements            1.25%          1.25%          1.25%          1.25%          1.23%

         Expenses, before waivers and reimbursements            1.53%          1.54%          1.51%          1.50%          1.53%

         Net investment loss, net of waivers and
          reimbursements                                       (0.90)%        (0.96)%        (0.74)%        (1.05)%        (0.87)%

         Net investment loss, before waivers and
          reimbursements                                       (1.18)%        (1.25)%        (1.00)%        (1.30)%        (1.17)%

Portfolio Turnover Rate                                        61.72%         76.15%        180.30%        156.37%         61.01%
--------------------------------------------------------------------------------------------------------------------------------



(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR.

                       THIS PAGE INTENTIONALLY LEFT BLANK

                       THIS PAGE INTENTIONALLY LEFT BLANK

FOR MORE INFORMATION

ANNUAL/SEMIANNUAL REPORTS

Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("ADDITIONAL STATEMENT")

Additional information about the Funds and their policies is also available in the Funds' Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds' annual and semiannual reports and the Additional Statement are available free upon request by calling The Northern Funds Center at 800/595-9111.

TO OBTAIN OTHER INFORMATION AND FOR SHAREHOLDER INQUIRIES:

BY TELEPHONE

Call 800/595-9111

BY MAIL

Northern Funds
P.O. Box 75986
Chicago, IL 60675-5986

ON THE INTERNET

Text-only versions of the Funds' documents are available online and may be downloaded from:

-  The SEC's Web site at sec.gov.

-  Northern Funds' Web site at northernfunds.com.

You may review and obtain copies of Northern Funds' documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Northern Funds' documents, after paying a duplicating fee, by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at: publicinfo@sec.gov. Information on the operation of the Public ReferenceRoom may be obtained by calling the SEC at (202) 942-8090.

                                    811-8236

NORTHERN FUNDS PROSPECTUS

NORTHERN FIXED INCOME FUNDS

- ARIZONA TAX-EXEMPT FUND

- CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND

- CALIFORNIA TAX-EXEMPT FUND

- FIXED INCOME FUND

- FLORIDA INTERMEDIATE TAX-EXEMPT FUND

- GLOBAL FIXED INCOME FUND

- HIGH YIELD FIXED INCOME FUND

- HIGH YIELD MUNICIPAL FUND

- INTERMEDIATE TAX-EXEMPT FUND

- SHORT-INTERMEDIATE U.S. GOVERNMENT FUND

- TAX-EXEMPT FUND

- U.S. GOVERNMENT FUND


PROSPECTUS DATED JULY 31, 2003

AN INVESTMENT IN A FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC") OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THE ARIZONA TAX-EXEMPT, CALIFORNIA INTERMEDIATE TAX-EXEMPT AND CALIFORNIA TAX-EXEMPT FUNDS ARE NOT AVAILABLE IN CERTAIN STATES. PLEASE CALL 800/595-9111 TO DETERMINE THE AVAILABILITY IN YOUR STATE.

THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

RISK/RETURN SUMMARY

INFORMATION ABOUT THE OBJECTIVES, PRINCIPAL STRATEGIES AND RISK CHARACTERISTICS OF EACH FUND.

4  OVERVIEW

   4  Definitions

5  FIXED INCOME FUNDS

   5  Arizona Tax-Exempt Fund
   6  California Intermediate Tax-Exempt Fund
   7  California Tax-Exempt Fund
   8  Fixed Income Fund
   9  Florida Intermediate Tax-Exempt Fund
   10 Global Fixed Income Fund
   11 High Yield Fixed Income Fund
   12 High Yield Municipal Fund
   14 Intermediate Tax-Exempt Fund
   15 Short-Intermediate U.S. Government Fund
   16 Tax-Exempt Fund
   17 U.S. Government Fund

18 PRINCIPAL INVESTMENT RISKS

21 FUND PERFORMANCE

   22 Arizona Tax-Exempt Fund
   23 California Intermediate Tax-Exempt Fund
   24 California Tax-Exempt Fund
   25 Fixed Income Fund
   26 Florida Intermediate Tax-Exempt Fund
   27 Global Fixed Income Fund
   28 High Yield Fixed Income Fund
   29 High Yield Municipal Fund
   30 Intermediate Tax-Exempt Fund
   31 Short-Intermediate U.S. Government Fund
   32 Tax-Exempt Fund
   33 U.S. Government Fund

34 BROAD-BASED SECURITIES MARKET INDICES

36 FUND FEES AND EXPENSES

MANAGEMENT OF THE FUNDS

DETAILS THAT APPLY TO THE FUNDS AS A GROUP.

40 INVESTMENT ADVISERS

41 ADVISORY FEES

42 FUND MANAGEMENT

44 OTHER FUND SERVICES

ABOUT YOUR ACCOUNT

HOW TO OPEN, MAINTAIN, AND CLOSE AN ACCOUNT.

45 PURCHASING AND SELLING SHARES

   45 Purchasing Shares
   45 Opening an Account
   47 Selling Shares

49 ACCOUNT POLICIES AND OTHER INFORMATION

   49 Calculating Share Price
   49 Timing of Purchase Requests
   49 Miscellaneous Purchase Information
   50 Timing of Redemption and Exchange Requests
   50 Payment of Redemption Proceeds
   50 Miscellaneous Redemption Information
   50 Exchange Privileges
   50 In-Kind Purchases and Redemptions
   51 Telephone Transactions
   51 Making Changes to Your Account Information
   51 Signature Guarantees
   51 Business Day
   51 Good Order
   51 Customer Identification Program
   52 Early Closings
   52 Emergency Events
   52 Financial Intermediaries
   53 Shareholder Communications

54 DIVIDENDS AND DISTRIBUTIONS

55 TAX CONSIDERATIONS

57 TAX TABLE

RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION

58 RISKS, SECURITIES AND TECHNIQUES

   58 Additional Information on Investment Objectives,
      Principal Investment Strategies and Related Risks
   63 Additional Description of Securities and Common
      Investment Techniques

   74 FINANCIAL INFORMATION

      75 Financial Highlights

FOR MORE INFORMATION

88 ANNUAL/SEMIANNUAL REPORTS

88 STATEMENT OF ADDITIONAL INFORMATION
   (ADDITIONAL STATEMENT)

OVERVIEW

NORTHERN FUNDS (THE "TRUST") IS A FAMILY OF NO-LOAD MUTUAL FUNDS THAT OFFERS A SELECTION OF FUNDS TO INVESTORS, EACH WITH A DISTINCT INVESTMENT OBJECTIVE AND RISK/REWARD PROFILE.

The descriptions on the following pages may help you choose the fund or funds that best fit your investment needs. Keep in mind, however, that no fund can guarantee it will meet its investment objective, and no fund should be relied upon as a complete investment program.

This Prospectus describes the twelve fixed income funds (the "Funds") offered by the Trust. The Trust also offers other Funds, including equity and money market funds, which are described in separate prospectuses.

In addition to the instruments described on the pages below, each Fund may use various investment techniques in seeking its investment objective. You can learn more about these techniques and their related risks by reading "Risks, Securities and Techniques" beginning on page 58 of this Prospectus and the Statement of Additional Information ("Additional Statement").

DEFINITIONS

CALIFORNIA FUNDS. California Intermediate Tax-Exempt Fund and California Tax-Exempt Fund.

FIXED INCOME FUNDS. Arizona Tax-Exempt Fund, California Intermediate Tax-Exempt Fund, California Tax-Exempt Fund, Fixed Income Fund, Florida Intermediate Tax-Exempt Fund, Global Fixed Income Fund, High Yield Fixed Income Fund, High Yield Municipal Fund, Intermediate Tax-Exempt Fund, Short-Intermediate U.S. Government Fund, Tax-Exempt Fund and U.S. Government Fund.

TAX-EXEMPT FUNDS. Arizona Tax-Exempt Fund, California Intermediate Tax-Exempt Fund, California Tax-Exempt Fund, Florida Intermediate Tax-Exempt Fund, Intermediate Tax-Exempt Fund and Tax-Exempt Fund.

TAXABLE FUNDS. Fixed Income Fund, Global Fixed Income Fund, High Yield Fixed Income Fund, Short-Intermediate U.S. Government Fund and U.S. Government Fund.

FIXED INCOME FUNDS

ARIZONA TAX-EXEMPT FUND


INVESTMENT OBJECTIVE

The Fund seeks to provide high current income exempt from regular Federal income tax and Arizona state personal income tax by investing in municipal instruments.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES. In seeking high current income exempt from regular Federal income tax and Arizona state personal income tax, the Fund will invest in municipal instruments. These may include:

- General obligation bonds secured by the issuer's full faith, credit and taxing power;

- Revenue obligation bonds payable from the revenues derived from a particular facility or class of facilities;

- Industrial development bonds;

- Moral obligation bonds;

- Tax-exempt derivative instruments;

- Stand-by commitments; and

- Municipal instruments backed by letters of credit, insurance or other forms of credit enhancement issued by domestic or foreign banks, insurance companies and other financial institutions.

Although the Fund invests primarily in investment grade debt obligations (i.e., obligations rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization or of comparable quality as determined by the Investment Adviser), it may invest to a limited extent in obligations that are rated below investment grade ("junk bonds").

Except in extraordinary circumstances, at least 80% of the Fund's net assets will be invested in debt instruments that pay interest which is exempt from regular Federal income tax. Alternative minimum tax ("AMT") obligations (also known as "private activity bonds"), which pay interest that may be treated as an item of tax preference to shareholders under the Federal alternative minimum tax, will not be deemed to be eligible debt instruments for the purposes of determining whether the Fund meets this policy. For shareholders subject to AMT, a limited portion of the Fund's dividends may be subject to Federal tax. In addition, under normal circumstances, at least 80% of the Fund's net assets will be invested in instruments that pay income which is exempt from Arizona state personal income tax ("Arizona municipal instruments"). These may include certain securities of issuers located outside the State of Arizona.

During temporary defensive periods, all or any portion of the Fund's assets may be held uninvested or invested in AMT obligations and taxable instruments. Taxable investments may consist of those instruments that may be purchased by the Fixed Income Fund. The Fund may not achieve its investment objective when this temporary defensive strategy is used.

In buying and selling securities for the Fund, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as general obligation bonds and revenue obligation bonds) that the team believes will provide a favorable return in light of these risks.

The Fund's dollar-weighted average maturity will, under normal circumstances, range between ten and thirty years.

The Fund is "non-diversified" under the Investment Company Act of 1940 (the "1940 Act"), and may invest more of its assets in fewer issuers than "diversified" mutual funds.

In seeking to achieve its investment objective, the Fund may make significant investments in structured securities and may also invest, to a lesser extent, in futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.

The investment management team may engage in active trading and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

RISKS. These principal investment risks apply to the Fund: market, management, liquidity, derivatives, interest rate/maturity, credit (or default), prepayment (or call), debt extension, structured securities, Arizona-specific, project/industrial development bond, tax, non-diversification and portfolio turnover risks. See page 18 for a discussion of these risks.

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND


INVESTMENT OBJECTIVE

The Fund seeks to provide high current income exempt from regular Federal income tax and California state personal income tax by investing in municipal instruments.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES. In seeking high current income exempt from regular Federal income tax and California state personal income tax, the Fund will invest in municipal instruments. These may include:

- General obligation bonds secured by the issuer's full faith, credit and taxing power;

- Revenue obligation bonds payable from the revenues derived from a particular facility or class of facilities;

- Industrial development bonds;

- Moral obligation bonds;

- Tax-exempt derivative instruments;

- Stand-by commitments; and

- Municipal instruments backed by letters of credit, insurance or other forms of credit enhancement issued by domestic or foreign banks, insurance companies and other financial institutions.

Although the Fund invests primarily in investment grade debt obligations (i.e., obligations rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization or of comparable quality as determined by the Investment Adviser), it may invest to a limited extent in obligations that are rated below investment grade ("junk bonds").

Except in extraordinary circumstances, at least 80% of the Fund's net assets will be invested in debt instruments that pay interest which is exempt from regular Federal income tax. AMT obligations, which pay interest that may be treated as an item of tax preference to shareholders under the Federal alternative minimum tax, will not be deemed to be eligible debt instruments for the purposes of determining whether the Fund meets this policy. For shareholders subject to AMT, a limited portion of the Fund's dividends may be subject to Federal tax. In addition, under normal circumstances, at least 80% of the Fund's net assets will be invested in instruments that pay income which is exempt from California state personal income tax ("California municipal instruments"). These may include certain securities of issuers located outside the State of California.

During temporary defensive periods, all or any portion of the Fund's assets may be held uninvested or invested in AMT obligations and taxable instruments. Taxable investments may consist of those instruments that may be purchased by the Fixed Income Fund. The Fund may not achieve its investment objective when this temporary defensive strategy is used.

In buying and selling securities for the Fund, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as general obligation bonds and revenue obligation bonds) that the team believes will provide a favorable return in light of these risks.

The Fund's dollar-weighted average maturity will, under normal market circumstances, range between three and ten years.

The Fund is "non-diversified" under the 1940 Act and may invest more of its assets in fewer issuers than "diversified" mutual funds.

In seeking to achieve its investment objective, the Fund may make significant investments in structured securities and may also invest, to a lesser extent, in futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

RISKS. These principal investment risks apply to the Fund: market, management, liquidity, derivatives, interest rate/maturity, credit (or default), prepayment (or call), debt extension, structured securities, California-specific, project/industrial development bond, tax, non-diversification and portfolio turnover risks. See page 18 for a discussion of these risks.

CALIFORNIA TAX-EXEMPT FUND


INVESTMENT OBJECTIVE

The Fund seeks to provide high current income exempt from regular Federal income tax and California state personal income tax.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES. In seeking high current income exempt from regular Federal income tax and California state personal income tax, the Fund will invest in municipal instruments. These may include:

- General obligation bonds secured by the issuer's full faith, credit and taxing power;

- Revenue obligation bonds payable from the revenues derived from a particular facility or class of facilities;

- Industrial development bonds;

- Moral obligation bonds;

- Tax-exempt derivative instruments;

- Stand-by commitments; and

- Municipal instruments backed by letters of credit, insurance or other forms of credit enhancement issued by domestic or foreign banks, insurance companies and other financial institutions.

Although the Fund invests primarily in investment grade debt obligations (i.e., obligations rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization or of comparable quality as determined by the Investment Adviser), it may invest to a limited extent in obligations that are rated below investment grade ("junk bonds").

Except in extraordinary circumstances, at least 80% of the Fund's net assets will be invested in debt instruments that pay interest which is exempt from regular Federal income tax. AMT obligations, which pay interest that may be treated as an item of tax preference to shareholders under the Federal alternative minimum tax, will not be deemed to be eligible debt instruments for the purposes of determining whether the Fund meets this policy. For shareholders subject to AMT, a limited portion of the Fund's dividends may be subject to Federal tax. In addition, under normal circumstances, at least 80% of the Fund's net assets will be invested in California municipal instruments. These may include certain securities of issuers located outside the State of California.

During temporary defensive periods, all or any portion of the Fund's assets may be held uninvested or invested in AMT obligations and taxable instruments. Taxable investments may consist of those instruments that may be purchased by the Fixed Income Fund. The Fund may not achieve its investment objective when this temporary defensive strategy is used.

In buying and selling securities for the Fund, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as general obligation bonds and revenue obligation bonds) that the team believes will provide a favorable return in light of these risks.

The Fund's dollar-weighted average maturity will, under normal circumstances, range between ten and thirty years.

The Fund is "non-diversified" under the 1940 Act, and may invest more of its assets in fewer issuers than "diversified" mutual funds.

In seeking to achieve its investment objective, the Fund may make significant investments in structured securities and may also invest, to a lesser extent, in futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

RISKS. These principal investment risks apply to the Fund: market, management, liquidity, derivatives, interest rate/maturity, credit (or default), prepayment (or call), debt extension, structured securities, California-specific, project/industrial development bond, tax, non-diversification and portfolio turnover risks. See page 18 for a discussion of these risks.

FIXED INCOME FUND


INVESTMENT OBJECTIVE

The Fund seeks a high level of current income.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES. In seeking high current income, the Fund will invest, under normal circumstances, at least 80% of its net assets in bonds and other fixed income securities. These may include:

- Obligations of the U.S. government, its agencies, instrumentalities or sponsored enterprises;

- Obligations of state, local and foreign governments;

- Obligations of domestic and foreign banks and corporations;

- Zero coupon bonds, debentures, preferred stock and convertible securities;

- Mortgage and other asset-backed securities;

- Stripped securities evidencing ownership of future interest or principal payments on debt obligations; and

- Repurchase agreements relating to the above instruments.

Although the Fund invests primarily in investment grade domestic debt obligations (i.e., obligations rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization or of comparable quality as determined by the Investment Advisers), it may invest to a limited extent in obligations of foreign issuers and in securities that are rated below investment grade ("junk bonds").

In buying and selling securities for the Fund, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as treasury, agency, mortgage-related and corporate securities) that the team believes will provide a favorable return in light of these risks.

The Fund's dollar-weighted average maturity will, under normal circumstances, range between seven and twelve years.

In seeking to achieve its investment objective, the Fund may make significant investments in structured securities and may also invest, to a lesser extent, in futures contracts, options, swaps and currency contracts, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

RISKS. These principal investment risks apply to the Fund: market, management, liquidity, derivatives, interest rate/maturity, credit (or default), prepayment (or call), debt extension, structured securities, high yield, currency, country, foreign regulatory and portfolio turnover risks. See page 18 for a discussion of these risks.

FLORIDA INTERMEDIATE TAX-EXEMPT FUND


INVESTMENT OBJECTIVE

The Fund seeks to provide high current income exempt from regular Federal income tax by investing in municipal instruments.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES. In seeking high current income exempt from regular Federal income tax, the Fund will invest in municipal instruments. These may include:

- General obligation bonds secured by the issuer's full faith, credit and taxing power;

- Revenue obligation bonds payable from the revenues derived from a particular facility or class of facilities;

- Industrial development bonds;

- Moral obligation bonds;

- Tax-exempt derivative instruments;

- Stand-by commitments; and

- Municipal instruments backed by letters of credit, insurance or other forms of credit enhancement issued by domestic or foreign banks, insurance companies and other financial institutions.

Although the Fund invests primarily in investment grade debt obligations (i.e., obligations rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization or of comparable quality as determined by the Investment Adviser), it may invest to a limited extent in obligations that are rated below investment grade ("junk bonds").

Except in extraordinary circumstances, at least 80% of the Fund's net assets will be invested in debt instruments that pay interest which is exempt from regular Federal income tax. AMT obligations, which pay interest that may be treated as an item of tax preference to shareholders under the Federal alternative minimum tax, will not be deemed to be eligible debt instruments for the purposes of determining whether the Fund meets this policy. For shareholders subject to AMT, a limited portion of the Fund's dividends may be subject to Federal tax. In addition, under normal circumstances, the Fund will invest at least 80% of its net assets in instruments that are exempt from the Florida intangibles tax ("Florida municipal instruments"). These may include certain securities of issuers located outside the State of Florida.

During temporary defensive periods, all or any portion of the Fund's assets may be held uninvested or invested in AMT obligations and taxable instruments. Taxable investments may consist of those instruments that may be purchased by the Fixed Income Fund. The Fund may not achieve its investment objective when this temporary defensive strategy is used.

In buying and selling securities for the Fund, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as general obligation bonds and revenue obligation bonds) that the team believes will provide a favorable return in light of these risks.

The Fund's dollar-weighted average maturity will, under normal circumstances, range between three and ten years.

The Fund is "non-diversified" under the 1940 Act, and may invest more of its assets in fewer issuers than "diversified" mutual funds.

In seeking to achieve its investment objective, the Fund may make significant investments in structured securities and may also invest, to a lesser extent, in futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

RISKS. These principal investment risks apply to the Fund: market, management, liquidity, derivatives, interest rate/maturity, credit (or default), prepayment (or call), debt extension, structured securities, Florida- specific, project/industrial development bond, tax, non-diversification and portfolio turnover risks. See page 18 for a discussion of these risks.

GLOBAL FIXED INCOME FUND


INVESTMENT OBJECTIVE

The Fund seeks to maximize total return consistent with reasonable risk.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES. In seeking to maximize total return, the Fund will invest, under normal circumstances, at least 80% of its net assets in bonds and other fixed income securities. The Fund intends to invest in the securities of issuers located in a number of countries throughout the world. The securities in which the Fund may invest include:

- Obligations of foreign or domestic governments, their agencies, instrumentalities or sponsored enterprises;

- Obligations of supranational organizations (such as the World Bank);

- Obligations of foreign or domestic corporations and banks;

- Zero coupon bonds, debentures, preferred stock and convertible securities of foreign or domestic issuers; and

- Mortgage and other asset-backed securities.

Although the Fund primarily invests in mature markets (such as Germany, Japan and the U.S.), it may to a lesser extent also make investments in emerging markets (such as Argentina and China). Investments are made based on the investment management team's outlook for the relative economic growth, expected inflation and other economic and political prospects of each country or region.

Although the Fund primarily invests in investment grade fixed income securities (i.e., obligations rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization or of comparable quality as determined by the Investment Advisers), it may invest to a limited extent in securities that are rated below investment grade ("junk bonds").

In buying and selling securities for the Fund, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as governmental, supranational and corporate obligations) that the team believes will provide a favorable return in light of these risks.

The Fund's dollar-weighted average maturity will, under normal circumstances, range between three and eleven years.

The Fund is "non-diversified" under the 1940 Act, and may invest more of its assets in fewer issuers than "diversified" mutual funds.

In seeking to achieve its investment objective, the Fund may make significant investments in structured securities and may also invest, to a lesser extent, in futures contracts, options, swaps and currency contracts, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

RISKS. These principal investment risks apply to the Fund: market, management, liquidity, derivatives, interest rate/maturity, credit (or default), prepayment (or call), debt extension, structured securities, non-diversification, currency, country, foreign regulatory, emerging markets and portfolio turnover risks. See page 18 for a discussion of these risks.

HIGH YIELD FIXED INCOME FUND


INVESTMENT OBJECTIVE

The Fund seeks a high level of current income. In doing so, the Fund may also consider the potential for capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES. In seeking to achieve its investment objective, the Fund will invest, under normal circumstances, at least 80% of its net assets in lower quality bonds and other fixed income securities (commonly referred to as "junk bonds"). These may include:

- Obligations of U.S. and foreign corporations and banks;

- Obligations of state, local and foreign governments;

- Obligations of the U.S. government, its agencies, instrumentalities or sponsored enterprises;

- Senior and subordinated bonds and debentures;

- Mortgage and other asset-backed securities;

- Zero coupon, pay-in-kind and capital appreciation bonds;

- Convertible securities, preferred stock, structured securities and loan participations;

- Warrants, rights and other equity securities that are acquired in connection with the Fund's investments in debt or convertible securities; and

- Repurchase agreements relating to the above instruments.

Lower quality securities are rated BB, Ba or lower by a Nationally Recognized Statistical Rating Organization. Unrated securities will be of comparable quality as determined by the Investment Adviser.

Lower rated securities tend to offer higher yields than higher rated securities with similar maturities. However, lower rated securities are considered speculative and generally involve greater price volatility and greater risk of loss than higher rated securities. There is no minimum rating for a security purchased or held by the Fund, and the Fund may purchase securities that are in default. Although the Fund invests primarily in lower quality fixed income securities, it may invest a portion of its assets in securities of higher quality. During temporary defensive periods, the Fund may invest all of its assets in securities of higher quality. The Fund may not achieve its investment objective when this temporary strategy is used.

Although the Fund invests primarily in the debt obligations of domestic issuers, it may make limited investments in the securities of foreign issuers.

In buying and selling securities for the Fund, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as asset-backed, mortgage-backed and corporate securities) that the team believes will provide a favorable return in light of the risks. The investment management team may also consider obligations with a more favorable or improving credit or industry outlook that provide the potential for capital appreciation.

The Fund does not have any portfolio maturity limitation, and may invest its assets from time to time primarily in instruments with short, medium or long maturities. The instruments held by the Fund are considered speculative, and an investment in the Fund presents substantial risks in relation to a fund that invests primarily in investment grade instruments.

In seeking to achieve its investment objective, the Fund may make significant investments in structured securities and may also invest, to a lesser extent, in futures contracts, options, swaps and currency contracts, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

RISKS. These principal investment risks apply to the Fund: market, management, liquidity, derivatives, interest rate/maturity, credit (or default), prepayment (or call), debt extension, structured securities, high yield, currency, country, foreign regulatory and portfolio turnover risks. See page 18 for a discussion of these risks.

HIGH YIELD MUNICIPAL FUND


INVESTMENT OBJECTIVE

The Fund seeks a high level of current income exempt from regular Federal income tax.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES. In seeking high current income exempt from regular Federal income tax, the Fund will invest, under normal circumstances, at least 65% of its net assets in rated and unrated municipal instruments that are of low quality (commonly referred to as "junk bonds") or medium or upper medium quality. These may include:

- General obligation bonds secured by the issuer's full faith, credit and taxing power;

- Revenue obligation bonds payable from the revenues derived from a particular facility or class of facilities;

- Industrial development bonds;

- Moral obligation bonds;

- Tax-exempt derivative instruments; -Stand-by commitments; and

- Municipal instruments backed by letters of credit, insurance or other forms of credit enhancement issued by domestic or foreign banks, insurance companies and other financial companies.

Upper medium quality securities are rated A by a Nationally Recognized Statistical Rating Organization, and medium quality securities are rated BBB or Baa by a Nationally Recognized Statistical Rating Organization. Lower quality securities are rated BB, Ba or lower by a Nationally Recognized Statistical Rating Organization. Unrated securities will be of comparable quality as determined by the Investment Adviser.

Lower quality securities tend to offer higher yields than higher rated securities with similar maturities. However, lower rated securities are considered speculative and generally involve greater price volatility and greater risk of loss than higher rated securities. Medium quality securities, although considered investment grade, are also considered to have speculative characteristics. There is no minimum rating for a municipal instrument purchased or held by the Fund, and the Fund may purchase securities that are in default. Although the Fund primarily invests in low, medium or upper medium quality securities, it may invest a portion of its assets in securities of higher quality. During temporary defensive periods, the Fund may invest all of its assets in securities of higher quality. The Fund may not achieve its investment objective when this temporary strategy is used.

Except in extraordinary circumstances, at least 80% of the Fund's net assets will be invested in debt instruments that pay interest which is exempt from regular Federal income tax. The Fund is not limited in the amount of its assets that may be invested in AMT obligations, which pay interest that may be treated as an item of tax preference to shareholders under the Federal alternative minimum tax. For shareholders subject to AMT, a significant portion of the Fund's dividends may be subject to Federal tax.

During temporary defensive periods, however, all or any portion of the Fund's assets may be held uninvested or invested in taxable instruments. Taxable investments may consist of those instruments that may be purchased by the High Yield Fixed Income Fund or the Fixed Income Fund. The Fund may not achieve its investment objective when this temporary defensive strategy is used.

In buying and selling securities for the Fund, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as corporate-backed municipal bonds and revenue obligation bonds) that the team believes will provide a favorable return in light of these risks.

The Fund does not have any portfolio maturity limitations, and may invest its assets from time to time primarily in instruments with short, medium or long maturities. The instruments held by the Fund are considered speculative, and an investment in the Fund presents substantial risks in relation to a fund that invests primarily in investment grade instruments.

In seeking to achieve its investment objective, the Fund may make significant investments in structured securities and may also invest, to a lesser extent, in futures contracts, options, swaps and currency contracts, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

RISKS. These principal investment risks apply to the Fund: market, management, liquidity, derivatives, interest rate/maturity, credit (or default), prepayment (or call), debt extension, structured securities, project/industrial development bond, tax and high yield risks. See page 18 for a discussion of these risks.

INTERMEDIATE TAX-EXEMPT FUND


INVESTMENT OBJECTIVE

The Fund seeks to provide a high level of current income exempt from regular Federal income tax by investing in municipal instruments.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES. In seeking high current income exempt from regular Federal income tax, the Fund will invest in municipal instruments. These may include:

- General obligation bonds secured by the issuer's full faith, credit and taxing power;

- Revenue obligation bonds payable from the revenues derived from a particular facility or class of facilities;

- Industrial development bonds;

- Moral obligation bonds;

- Tax-exempt derivative instruments; -Stand-by commitments; and

- Municipal instruments backed by letters of credit, insurance or other forms of credit enhancement issued by domestic or foreign banks, insurance companies and other financial institutions.

Although the Fund invests primarily in investment grade debt obligations (i.e., obligations rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization or of comparable quality as determined by the Investment Adviser), it may invest to a limited extent in obligations that are rated below investment grade ("junk bonds").

Except in extraordinary circumstances, at least 80% of the Fund's net assets will be invested in debt instruments that pay interest which is exempt from regular Federal income tax. AMT obligations, which pay interest that may treated as an item of tax preference to shareholders under the Federal alternative minimum tax, will not be deemed to be eligible debt instruments for the purposes of determining whether the Fund meets this policy. For shareholders subject to AMT, a limited portion of the Fund's dividends may be subject to Federal tax.

During temporary defensive periods, all or any portion of the Fund's assets may be held uninvested or invested in AMT obligations and taxable instruments. Taxable investments may consist of those instruments that may be purchased by the Fixed Income Fund. The Fund may not achieve its investment objective when this temporary defensive strategy is used.

In buying and selling securities for the Fund, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as general obligation bonds, corporate-backed municipal bonds and revenue obligation bonds) that the team believes will provide a favorable return in light of these risks.

The Fund's dollar-weighted average maturity will, under normal circumstances, range between three and ten years.

In seeking to achieve its investment objective, the Fund may make significant investments in structured securities and may also invest, to a lesser extent, in futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

RISKS. These principal investment risks apply to the Fund: market, management, liquidity, derivatives, interest rate/maturity, credit (or default), prepayment (or call), debt extension, structured securities, project/industrial development bond, tax and portfolio turnover risks. See page 18 for a discussion of these risks.

SHORT-INTERMEDIATE U.S. GOVERNMENT FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide a high level of current income.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES. In seeking high current income, the Fund will invest, under normal circumstances, at least 80% of its net assets in securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises and repurchase agreements relating to such securities. These may include:

- U.S. Treasury bills, notes and bonds;

- Obligations of the U.S. government, its agencies, instrumentalities or sponsored enterprises;

- Mortgage-related securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises;

- Stripped securities evidencing ownership of future interest or principal payments on obligations of the U.S. government, its agencies, instrumentalities or sponsored enterprises;

- Repurchase agreements collateralized by the above instruments; and

- Structured debt securities that are issued or guaranteed directly by the U.S. government, its agencies, instrumentalities or sponsored enterprises.

The Fund may also make limited investments in the obligations of supranational organizations (such as the World Bank).

In buying and selling securities for the Fund, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as treasury, agency and mortgage-related securities) that the team believes will provide a favorable return in light of these risks.

The Fund's dollar-weighted average maturity will, under normal market circumstances, range between two and five years.

In seeking to achieve its investment objective, the Fund may make significant investments in structured securities that are issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises, and may also invest, to a lesser extent, in futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.

The investment management team may engage in active trading and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

RISKS. These principal investment risks apply to the Fund: market, management, liquidity, derivatives, interest rate/maturity, prepayment (or call), debt extension, structured securities, U.S. government securities and portfolio turnover risks. See page 18 for a discussion of these risks.

TAX-EXEMPT FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide a high level of current income exempt from regular Federal income tax by investing in municipal instruments.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES. In seeking high current income exempt from regular Federal income tax, the Fund may invest in a broad range of municipal instruments. These may include:

- General obligation bonds secured by the issuer's full faith, credit and taxing power;

- Revenue obligation bonds payable from the revenues derived from a particular facility or class of facilities;

- Industrial development bonds;

- Moral obligation bonds;

- Tax-exempt derivative instruments;

- Stand-by commitments; and

- Municipal instruments backed by letters of credit, insurance or other forms of credit enhancement issued by domestic or foreign banks, insurance companies and other financial institutions.

Although the Fund invests primarily in investment grade debt obligations (i.e., obligations rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization or of comparable quality as determined by the Investment Adviser), it may invest to a limited extent in obligations that are rated below investment grade ("junk bonds").

Except in extraordinary circumstances, at least 80% of the Fund's net assets will be invested in debt instruments that pay interest which is exempt from regular Federal income tax. AMT obligations, which pay interest that may treated as an item of tax preference to shareholders under the Federal alternative minimum tax, will not be deemed to be eligible debt instruments for the purposes of determining whether the Fund meets this policy. For shareholders subject to AMT, a limited portion of the Fund's dividends may be subject to Federal tax.

During temporary defensive periods, all or any portion of the Fund's assets may be held uninvested or invested in AMT obligations and taxable instruments. Taxable investments may consist of those instruments that may be purchased by the Fixed Income Fund. The Fund may not achieve its investment objective when this temporary defensive strategy is used.

In buying and selling securities for the Fund, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as general obligation bonds and revenue obligation bonds) that the team believes will provide a favorable return in light of these risks.

The Fund's dollar-weighted average maturity will, under normal circumstances, range between ten and thirty years.

In seeking to achieve its investment objective, the Fund may make significant investments in structured securities and may also invest, to a lesser extent, in futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

RISKS. These principal investment risks apply to the Fund: market, management, liquidity, derivatives, interest rate/maturity, credit (or default), prepayment (or call), debt extension, structured securities, project/industrial development bond, tax and portfolio turnover risks. See page 18 for a discussion of these risks.

U.S. GOVERNMENT FUND


INVESTMENT OBJECTIVE

The Fund seeks a high level of current income.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES. In seeking a high level of current income, the Fund will invest, under normal circumstances, at least 80% of its net assets in securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises and repurchase agreements relating to such securities. These may include:

- U.S. Treasury bills, notes and bonds;

- Obligations of the U.S. government, its agencies, instrumentalities or sponsored enterprises;

- Mortgage-related securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises;

- Stripped securities evidencing ownership of future interest or principal payments on obligations of the U.S. government, its agencies, instrumentalities or sponsored enterprises;

- Repurchase agreements relating to the above instruments; and

- Structured debt securities that are issued or guaranteed directly by the U.S. government, its agencies, instrumentalities or sponsored enterprises.

The Fund may also make limited investments in the obligations of supranational organizations (such as the World Bank).

In buying and selling securities for the Fund, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as treasury, agency and mortgage-related securities) that the team believes will provide a favorable return in light of these risks.

The Fund's dollar-weighted average maturity will, under normal market conditions, range between one and ten years.

In seeking to achieve its investment objective, the Fund may make significant investments in structured securities that are issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises, and may also invest, to a lesser extent, in futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

RISKS. These principal investment risks apply to the Fund: market, management, liquidity, derivatives, interest rate/maturity, prepayment (or call), debt extension, structured securities, U.S. government securities and portfolio turnover risks. See page 18 for a discussion of these risks.

PRINCIPAL INVESTMENT RISKS

All investments carry some degree of risk which will affect the value of a Fund's investments, its investment performance and the price of its shares. As a result, loss of money is a risk of investing in each Fund.

AN INVESTMENT IN A FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

The following summarizes the principal risks that apply to the Funds.


RISKS THAT APPLY TO ALL FUNDS

MARKET RISK is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

MANAGEMENT RISK is the risk that a strategy used by the investment management team may fail to produce the intended results.

LIQUIDITY RISK is the risk that a Fund will not be able to pay redemption proceeds within the time periods described in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests or other reasons.

DERIVATIVES RISK is the risk that loss may result from a Fund's investments in options, futures, swaps, structured debt securities and other derivative instruments, which may be leveraged. Investments in derivative instruments may result in losses exceeding the amounts invested.

INTEREST RATE/MATURITY RISK is the risk that increases in prevailing interest rates will cause fixed income securities held by a Fund to decline in value. The magnitude of this decline will often be greater for longer-term fixed income securities than shorter-term securities.

STRUCTURED SECURITIES RISK is the risk that loss may result from a Fund's investments in structured securities, which are considered to be derivative instruments because their value is based on changes in the specific currencies, commodities, securities, indices or other financial indicators. For these reasons, structured securities present additional risk that the interest paid to the Fund on a structured security will be less than expected, and that the principal amount invested will not be returned to the Fund. As a result, investments in structured securities may adversely affect the Fund's net asset value. In some cases it is possible that a Fund may suffer a total loss on its investment in a structured security.

PREPAYMENT (OR CALL) RISK is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, a Fund may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Fund's income, total return and share price.

DEBT EXTENSION RISK is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

RISK THAT APPLIES PRIMARILY TO THE ARIZONA TAX-EXEMPT, CALIFORNIA INTERMEDIATE TAX-EXEMPT, CALIFORNIA TAX-EXEMPT, FIXED INCOME, FLORIDA INTERMEDIATE TAX-EXEMPT, GLOBAL FIXED INCOME, HIGH YIELD FIXED INCOME, HIGH YIELD MUNICIPAL, INTERMEDIATE TAX-EXEMPT AND TAX-EXEMPT FUNDS

CREDIT (OR DEFAULT) RISK is the risk that a U.S. or foreign issuer or guarantor of a security, or a counterparty to a transaction, may default on its payment obligations or experience a decline in credit quality. Generally, the lower the credit rating of a security, issuer, guarantor or counterparty, the greater the risk of default. Also, a downgrade in the credit quality of a security or its issuer or guarantor may cause the security to decline in value. Investment grade fixed income securities are generally believed to have relatively low degrees of credit risk.

RISK THAT APPLIES PRIMARILY TO THE SHORT-INTERMEDIATE U.S. GOVERNMENT AND U.S. GOVERNMENT FUNDS

U.S. GOVERNMENT SECURITIES RISK is the risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Many U.S. government securities purchased by the Funds, such as those issued by the Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac"), are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

RISKS THAT APPLY PRIMARILY TO THE ARIZONA TAX-EXEMPT, CALIFORNIA INTERMEDIATE TAX-EXEMPT, CALIFORNIA TAX-EXEMPT, FLORIDA INTERMEDIATE TAX-EXEMPT, HIGH YIELD MUNICIPAL, INTERMEDIATE TAX-EXEMPT AND TAX-EXEMPT FUNDS

PROJECT/INDUSTRIAL DEVELOPMENT BOND RISK is the risk that a Fund may be more sensitive to an adverse economic, business or political development if it invests more than 25% of its assets in municipal instruments the interest upon which is paid solely from revenues of similar projects, or in industrial development bonds.

TAX RISK is the risk that future legislative or administrative changes or court decisions may materially affect the ability of a Fund to pay tax-exempt dividends.

RISK THAT APPLIES PRIMARILY TO THE ARIZONA TAX-EXEMPT FUND

ARIZONA-SPECIFIC RISK is the risk that a Fund that invests more than 25% of its assets in Arizona municipal instruments will be more exposed to negative political or economic factors in Arizona than a Fund that invests more widely. Arizona's economy is largely composed of services, manufacturing, mining, tourism and the military. The exposure to these industries leaves Arizona vulnerable to an economic slowdown associated with business cycles, including a decline in tourism revenue resulting from a decline in the value of the Canadian dollar, the peso and other currencies relative to the U.S. dollar. From time to time, Arizona and its political subdivisions have encountered financial difficulties.

RISK THAT APPLIES PRIMARILY TO THE CALIFORNIA INTERMEDIATE TAX-EXEMPT AND CALIFORNIA TAX-EXEMPT FUNDS

CALIFORNIA-SPECIFIC RISK is the risk that a Fund that invests more than 25% of its assets in California municipal instruments will be more exposed to negative political, economic and statutory factors within the State of California than a Fund that invests more widely. California has a diverse economy with significant segments in high technology and other manufacturing and services, motion picture/television production, entertainment, tourism, agriculture and construction. Current fiscal and economic difficulties in the State include slow economic growth with a continuing downturn in the technology sector. State revenues have been severely and adversely affected by the economic downturn and labor market weakness and dramatically reduced capital gains realizations and stock option income as a result of stock market declines since mid-2000. The State faces a budget gap for its 2003-04 fiscal year of more than $38 billion, which will require very significant spending reductions and increased borrowing, among other solutions. The State currently faces a cash shortfall which requires rollover of external borrowings to maintain liquidity. These and other factors may cause rating agencies to downgrade the credit ratings on certain issues.

RISK THAT APPLIES PRIMARILY TO THE FLORIDA INTERMEDIATE TAX-EXEMPT FUND

FLORIDA-SPECIFIC RISK is the risk that a Fund that invests more than 25% of its assets in Florida municipal instruments will be more exposed to negative political or economic factors in Florida than a Fund that invests more widely. Florida's economy is largely composed of services, trade, construction, agriculture, manufacturing and tourism. The exposure to these industries, particularly tourism, leaves Florida vulnerable to an economic slowdown associated with business cycles. When compared with other states, Florida has a proportionately greater retirement age population, and property income (dividends, interest and rent) and transfer payments (including social security and pension benefits) are a relatively more important source of income. Proportionately greater dependency on these revenues leaves the state vulnerable to a decline in these revenues. Furthermore, because of Florida's rapidly growing population, corresponding increases in state revenue will be necessary during the next decade to meet increased burdens on the various public and social services provided by the state. From time to time, Florida and its political subdivisions have encountered financial difficulties.

RISK THAT APPLIES PRIMARILY TO THE ARIZONA TAX-EXEMPT, CALIFORNIA INTERMEDIATE TAX-EXEMPT, CALIFORNIA TAX-EXEMPT, FLORIDA INTERMEDIATE TAX-EXEMPT AND GLOBAL FIXED INCOME FUNDS

NON-DIVERSIFICATION RISK is the risk that a non-diversified Fund may be more susceptible to adverse financial, economic or other developments affecting any single issuer, and more susceptible to greater losses because of these developments.

RISK THAT APPLIES PRIMARILY TO THE FIXED INCOME, HIGH YIELD FIXED INCOME AND HIGH YIELD MUNICIPAL FUNDS

HIGH-YIELD RISK may impact the value of non-investment grade securities held by a Fund. Generally, these securities, sometimes known as "junk bonds," are subject to greater credit risk, price volatility and risk of loss than investment grade securities. In addition, there may be less of a market for them, which could make it harder to sell them at an acceptable price. These and related risks mean that a Fund may not achieve the expected return from non-investment grade securities and that its share price may be adversely affected by declines in the value of these securities.

RISKS THAT APPLY PRIMARILY TO THE FIXED INCOME, HIGH YIELD FIXED INCOME AND GLOBAL FIXED INCOME FUNDS

CURRENCY RISK is the potential for price fluctuations in the dollar value of foreign securities because of changing currency exchange rates.

COUNTRY RISK is the potential for price fluctuations in foreign securities because of political, financial and economic events in foreign countries. Investment of more than 25% of a Fund's total assets in securities of issuers located in one country will subject the Fund to increased country risk with respect to the particular country.

FOREIGN REGULATORY RISK is the risk that a foreign security could lose value because of less stringent foreign securities regulations and accounting and disclosure standards.


RISK THAT APPLIES PRIMARILY TO THE GLOBAL FIXED INCOME FUND


EMERGING MARKETS RISK is the risk that the securities markets of emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries.

OTHER RISKS

PORTFOLIO TURNOVER RISK is the risk that high portfolio turnover is likely to result in increased Fund expenses which may result in lower investment returns. High portfolio turnover is also likely to result in higher short-term capital gains taxable to shareholders. For the last fiscal year, the annual portfolio turnover rates of the Arizona Tax-Exempt, California Intermediate Tax-Exempt, California Tax-Exempt, Fixed Income, Florida Intermediate Tax-Exempt, Global Fixed Income, High Yield Fixed Income, Intermediate Tax-Exempt, Short-Intermediate U.S. Government, Tax-Exempt and U.S. Government Funds exceeded 100%.

MORE INFORMATION ABOUT THE FUNDS' INVESTMENT STRATEGIES AND TECHNIQUES IS PROVIDED IN "RISKS, SECURITIES AND TECHNIQUES" BEGINNING ON PAGE 58. YOU SHOULD CAREFULLY CONSIDER THE RISKS DISCUSSED IN THIS SECTION AND IN "RISKS, SECURITIES AND TECHNIQUES" BEFORE INVESTING IN A FUND.

FUND PERFORMANCE

THE BAR CHARTS AND TABLES THAT FOLLOW PROVIDE AN INDICATION OF THE RISKS OF INVESTING IN A FUND BY SHOWING: (A) CHANGES IN THE PERFORMANCE OF A FUND FROM YEAR TO YEAR; AND (B) HOW THE AVERAGE ANNUAL RETURNS OF A FUND COMPARE TO THOSE OF A BROAD-BASED SECURITIES MARKET INDEX. FOR A DESCRIPTION OF EACH BROAD-BASED SECURITIES MARKET INDEX, PLEASE SEE PAGE 34.

The bar charts and tables assume reinvestment of dividends and distributions. A Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations that were in effect during the periods presented. If expense limitations were not in place, a Fund's performance would have been reduced.

In calculating the Federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

ARIZONA TAX-EXEMPT FUND

[CHART]

CALENDAR YEAR TOTAL RETURN



2000    11.23%
2001     4.62%
2002     9.95%



Year to date total return for the six months ended
June 30, 2003: 3.25%

BEST AND WORST QUARTERLY PERFORMANCE
(FOR THE PERIODS ENDED DECEMBER 31, 2002)



    BEST QUARTER RETURN     WORST QUARTER RETURN
    -------------------     --------------------
       Q3       2002           Q4       2001
    -------------------     --------------------
          4.87%                  (0.91)%



AVERAGE ANNUAL TOTAL RETURN
(FOR THE PERIODS ENDED DECEMBER 31, 2002)



                                                                INCEPTION                SINCE
                                                                  DATE       1-YEAR    INCEPTION
------------------------------------------------------------------------------------------------
Arizona Tax-
Exempt Fund            Return Before Taxes                       10/01/99      9.95%      7.88%
                       Return After Taxes on Distributions                     9.45%      7.59%
                       Return After Taxes on Distributions
                         and Sale of Fund Shares                               7.84%      7.09%
Lehman Brothers
Arizona Municipal
Bond Index*                                                                    9.17%      7.50%



After-tax returns are calculated using historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*The Index figures do not reflect any fees, expenses or taxes.

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND

[CHART]

CALENDAR YEAR TOTAL



2000    10.31%
2001     3.93%
2002     8.72%



Year to date total return for the six months ended
June 30, 2003: 2.89%

BEST AND WORST QUARTERLY PERFORMANCE
(FOR THE PERIODS ENDED DECEMBER 31, 2002)



    BEST QUARTER RETURN     WORST QUARTER RETURN
    -------------------     --------------------
       Q3       2002           Q4       2001
    -------------------     --------------------
          5.18%                  (0.75)%



AVERAGE ANNUAL TOTAL RETURN
(FOR THE PERIODS ENDED DECEMBER 31, 2002)



                                                                INCEPTION                SINCE
                                                                   DATE      1-YEAR    INCEPTION
------------------------------------------------------------------------------------------------
California Intermediate
Tax-Exempt Fund         Return Before Taxes                       10/1/99      8.72%      6.89%
                        Return After Taxes on Distributions                    8.22%      6.68%
                        Return After Taxes on Distributions
                          and Sale of Fund Shares                              7.01%      6.31%
Lehman Brothers
Mutual Fund
California Intermediate
Tax-Exempt Index*                                                              9.34%      7.06%



After-tax returns are calculated using historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*The Index figures do not reflect any fees, expenses or taxes.

CALIFORNIA TAX-EXEMPT FUND

[CHART]

CALENDAR YEAR TOTAL RETURN



1998     6.47%
1999    (4.04)%
2000    14.05%
2001     4.03%
2002     9.86%



Year to date total return for the six months ended
June 30, 2003: 3.64%

BEST AND WORST QUARTERLY PERFORMANCE
(FOR THE PERIODS ENDED DECEMBER 31, 2002)



    BEST QUARTER RETURN     WORST QUARTER RETURN
    -------------------     --------------------
       Q3       2002           Q2       1999
    -------------------     --------------------
          6.72%                  (2.64)%



AVERAGE ANNUAL TOTAL RETURN
(FOR THE PERIODS ENDED DECEMBER 31, 2002)



                                                                INCEPTION                            SINCE
                                                                   DATE      1-YEAR      5-YEAR    INCEPTION
------------------------------------------------------------------------------------------------------------
California
Tax-Exempt Fund        Return Before Taxes                         4/8/97      9.86%        5.90%     7.04%
                       Return After Taxes on Distributions                     9.41%        5.70%     6.87%
                       Return After Taxes on Distributions
                         and Sale of Fund Shares                               7.90%        5.51%     6.50%
Lehman Brothers
Mutual Fund California
Municipal Index*                                                               8.46%        5.97%     6.93%



After-tax returns are calculated using historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*The Index figures do not reflect any fees, expenses or taxes.

FIXED INCOME FUND

[CHART]

CALENDAR YEAR TOTAL RETURN



1995      18.78%
1996       2.61%
1997       9.28%
1998       8.08%
1999      (2.91)%
2000      11.08%
2001       5.83%
2002       7.45%



Year to date total return for the six months ended
June 30, 2003: 4.62%

BEST AND WORST QUARTERLY PERFORMANCE
(FOR THE PERIODS ENDED DECEMBER 31, 2002)



    BEST QUARTER RETURN     WORST QUARTER RETURN
    -------------------     --------------------
       Q2       1995           Q1       1996
    -------------------     --------------------
          6.56%                  (2.82)%



AVERAGE ANNUAL TOTAL RETURN
(FOR THE PERIODS ENDED DECEMBER 31, 2002)



                                                                INCEPTION                            SINCE
                                                                   DATE       1-YEAR      5-YEAR   INCEPTION
------------------------------------------------------------------------------------------------------------
Fixed Income Fund      Return Before Taxes                        4/1/94       7.45%        5.80%     6.76%
                       Return After Taxes on Distributions                     5.61%        3.36%     4.18%
                       Return After Taxes on Distributions
                         and Sale of Fund Shares                               4.53%        3.43%     4.15%
Lehman Brothers
Aggregate
Bond Index*                                                                   10.25%        7.54%     7.84%



After-tax returns are calculated using historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*The Index figures do not reflect any fees, expenses or taxes.

FLORIDA INTERMEDIATE TAX-EXEMPT FUND

[CHART]

CALENDAR YEAR TOTAL RETURN



1997       7.58%
1998       5.68%
1999      (1.19)%
2000       8.26%
2001       4.99%
2002       8.82%



Year to date total return for the six months ended
June 30, 2003: 2.62%

BEST AND WORST QUARTERLY PERFORMANCE
(FOR THE PERIODS ENDED DECEMBER 31, 2002)



    BEST QUARTER RETURN      WORST QUARTER RETURN
    -------------------      --------------------
       Q3       2002            Q2       1999
    -------------------      --------------------
          4.28%                     (1.61)%



AVERAGE ANNUAL TOTAL RETURN
(FOR THE PERIODS ENDED DECEMBER 31, 2002)



                                                                INCEPTION                            SINCE
                                                                  DATE        1-YEAR      5-YEAR   INCEPTION
------------------------------------------------------------------------------------------------------------
Florida Intermediate
Tax-Exempt Fund        Return Before Taxes                        8/15/96      8.82%        5.25%     5.76%
                       Return After Taxes on Distributions                     8.44%        5.03%     5.58%
                       Return After Taxes on Distributions
                         and Sale of Fund Shares                               6.90%        4.89%     5.35%
Lehman Brothers Mutual
Fund Florida Intermediate
Tax-Exempt Municipal Index*                                                    9.50%        5.84%     6.17%



After-tax returns are calculated using historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*The Index figures do not reflect any fees, expenses or taxes.

GLOBAL FIXED INCOME FUND

[CHART]

CALENDAR YEAR TOTAL



1995      19.75%
1996       5.54%
1997      (2.49)%
1998      17.12%
1999      (8.41)%
2000       0.39%
2001       2.01%
2002      11.88%



Year to date total return for the six months ended
June 30, 2003: 7.39%

BEST AND WORST QUARTERLY PERFORMANCE
(FOR THE PERIODS ENDED DECEMBER 31, 2002)



    BEST QUARTER RETURN     WORST QUARTER RETURN
    -------------------     --------------------
       Q1       1995           Q1       1997
    -------------------     --------------------
          11.06%                   (5.68)%



AVERAGE ANNUAL TOTAL RETURN
(FOR THE PERIODS ENDED DECEMBER 31, 2002)



                                                                INCEPTION                            SINCE
                                                                  DATE        1-YEAR     5-YEAR    INCEPTION
------------------------------------------------------------------------------------------------------------
Global Fixed Income
Fund                   Return Before Taxes                        4/1/94      11.88%      4.21%       5.05%
                       Return After Taxes on Distributions                    11.00%      2.93%       3.22%
                       Return After Taxes on Distributions
                         and Sale of Fund Shares                               7.28%      2.76%       3.17%
J.P. Morgan Government
Bond Index Global*                                                            19.37%      5.81%       6.30%



After-tax returns are calculated using historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*The Index figures do not reflect any fees, expenses or taxes.

HIGH YIELD FIXED INCOME FUND

[CHART]

CALENDAR YEAR TOTAL



1999       4.84%
2000      (6.50)%
2001       7.07%
2002       1.36%



Year to date total return for the six months ended
June 30, 2003: 14.51%

BEST AND WORST QUARTERLY PERFORMANCE
(FOR THE PERIODS ENDED DECEMBER 31, 2002)



    BEST QUARTER RETURN     WORST QUARTER RETURN
    -------------------     --------------------
       Q1       2001           Q4       2000
    -------------------     --------------------
          5.73%                  (5.10)%



AVERAGE ANNUAL TOTAL RETURN
(FOR THE PERIODS ENDED DECEMBER 31, 2002)



                                                                INCEPTION                  SINCE
                                                                  DATE        1-YEAR     INCEPTION
--------------------------------------------------------------------------------------------------
High Yield Fixed
Income Fund            Return Before Taxes                      12/31/98       1.36%        1.55%
                       Return After Taxes on Distributions                    (1.96)%      (2.02)%
                       Return Before Taxes on Distributions
                         and Sale of Fund Shares                               0.81%       (0.50)%
Lehman Brothers High Yield
Corporate Bond Index*                                                         (1.37)%       0.02%



After-tax returns are calculated using historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*The Index figures do not reflect any fees, expenses or taxes.

HIGH YIELD MUNICIPAL FUND

[CHART]

CALENDAR YEAR TOTAL RETURN



1999      (6.20)%
2000       6.57%
2001       6.33%
2002       7.38%



Year to date total return for the six months ended
June 30, 2003: 4.05%

BEST AND WORST QUARTERLY PERFORMANCE
(FOR THE PERIODS ENDED DECEMBER 31, 2002)



    BEST QUARTER RETURN   WORST QUARTER RETURN
    -------------------   --------------------
       Q3        2002        Q4         1999
    -------------------   --------------------
           3.42%                 (3.54)%



AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2002)



                                                              INCEPTION              SINCE
                                                                DATE      1-YEAR   INCEPTION
--------------------------------------------------------------------------------------------
High Yield Municipal
Fund                   Return Before Taxes                    12/31/98     7.38%     3.36%
                       Return After Taxes on Distributions                 7.39%     3.36%
                       Return Before Taxes on Distributions
                         and Sale of Fund Shares                           6.54%     3.64%
Lehman Brothers Municipal
Non-Investment Grade
Bond Index*                                                                1.97%     2.64%



After-tax returns are calculated using historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*The Index figures do not reflect any fees, expenses or taxes.

INTERMEDIATE TAX-EXEMPT FUND

[CHART]

CALENDAR YEAR TOTAL RETURN



1995      12.02%
1996       3.32%
1997       5.79%
1998       5.22%
1999      (0.97)%
2000       8.05%
2001       4.92%
2002       9.08%



Year to date total return for the six months ended
June 30, 2003: 3.48%

BEST AND WORST QUARTERLY PERFORMANCE
(FOR THE PERIODS ENDED DECEMBER 31, 2002)



    BEST QUARTER RETURN   WORST QUARTER RETURN
    -------------------   --------------------
       Q1        1995        Q2         1999
    -------------------   --------------------
           4.58%                 (1.50)%



AVERAGE ANNUAL TOTAL RETURN
(FOR THE PERIODS ENDED DECEMBER 31, 2002)



                                                            INCEPTION                             SINCE
                                                              DATE        1-YEAR     5-YEAR     INCEPTION
---------------------------------------------------------------------------------------------------------
Intermediate Tax-
Exempt Fund            Return Before Taxes                     4/1/94      9.08%      5.20%       5.33%
                       Return After Taxes on Distributions                 8.33%      4.95%       5.13%
                       Return After Taxes on Distributions
                         and Sale of Fund Shares                           7.12%      4.85%       5.01%
Lehman Brothers Mutual
Fund Intermediate
Municipal Bond Index*                                                     10.17%      6.06%       6.57%



After-tax returns are calculated using historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*The Index figures do not reflect any fees, expenses or taxes.

SHORT-INTERMEDIATE U.S. GOVERNMENT FUND

[CHART]

CALENDAR YEAR TOTAL RETURN



2000       7.89%
2001       7.82%
2002       7.12%



Year to date total return for the six months ended
June 30, 2003: 1.70%

BEST AND WORST QUARTERLY PERFORMANCE
(FOR THE PERIODS ENDED DECEMBER 31, 2002)



    BEST QUARTER RETURN   WORST QUARTER RETURN
    -------------------   --------------------
       Q3        2001        Q1         2002
    -------------------   --------------------
           3.85%                (0.04)%



AVERAGE ANNUAL TOTAL RETURN
(FOR THE PERIODS ENDED DECEMBER 31, 2002)



                                                              INCEPTION                SINCE
                                                                DATE      1-YEAR     INCEPTION
----------------------------------------------------------------------------------------------
Short-Intermediate
U.S. Government Fund   Return Before Taxes                     10/1/99     7.12%       7.24%
                       Return After Taxes on Distributions                 5.52%       5.06%
                       Return After Taxes on Distributions
                         and Sale of Fund Shares                           4.41%       4.74%
Merrill Lynch 1-5 Year
Government Index*                                                          7.55%       7.80%



After-tax returns are calculated using historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*The Index figures do not reflect any fees, expenses or taxes.

TAX-EXEMPT FUND

[CHART]

CALENDAR YEAR TOTAL RETURN



1995      17.48%
1996       2.77%
1997       8.69%
1998       5.86%
1999      (4.17)%
2000      12.42%
2001       4.73%
2002       9.83%



Year to date total return for the six months ended
June 30, 2003: 3.85%

BEST AND WORST QUARTERLY PERFORMANCE
(FOR THE PERIODS ENDED DECEMBER 31, 2002)



    BEST QUARTER RETURN   WORST QUARTER RETURN
    -------------------   --------------------
       Q1        1995        Q2         1999
    -------------------   --------------------
           6.64%                (2.39)%



AVERAGE ANNUAL TOTAL RETURN
(FOR THE PERIODS ENDED DECEMBER 31, 2002)



                                                              INCEPTION                           SINCE
                                                                DATE       1-YEAR     5-YEAR    INCEPTION
---------------------------------------------------------------------------------------------------------
Tax-Exempt Fund
                       Return Before Taxes                     4/1/94      9.83%      5.58%       6.31%
                       Return After Taxes on Distributions                 9.27%      5.33%       6.11%
                       Return After Taxes on Distributions
                         and Sale of Fund Shares                           7.86%      5.25%       5.95%
Lehman Brothers
Mutual Fund
Municipal Bond Index*                                                      9.60%      6.06%       6.97%



After-tax returns are calculated using historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*The Index figures do not reflect any fees, expenses or taxes.

U.S. GOVERNMENT FUND

[CHART]

CALENDAR YEAR TOTAL RETURN



1995      12.55%
1996       3.11%
1997       7.22%
1998       7.60%
1999       0.30%
2000       9.58%
2001       7.66%
2002       9.56%



Year to date total return for the six months ended
June 30, 2003: 2.59%

BEST AND WORST QUARTERLY PERFORMANCE
(FOR THE PERIODS ENDED DECEMBER 31, 2002)



    BEST QUARTER RETURN   WORST QUARTER RETURN
    --------------------  --------------------
       Q3        2001        Q1         1996
    --------------------  --------------------
           5.00%                (1.13)%



AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2002)



                                                             INCEPTION                            SINCE
                                                               DATE       1-YEAR      5-YEAR    INCEPTION
---------------------------------------------------------------------------------------------------------
U.S. Government
Fund                   Return Before Taxes                     4/1/94      9.56%      6.89%       6.51%
                       Return After Taxes on Distributions                 7.10%      4.52%       4.22%
                       Return After Taxes on Distributions
                         and Sale of Fund Shares                           6.11%      4.39%       4.11%
Lehman Brothers Intermediate
U.S. Government
Bond Index*                                                                9.64%      7.44%       7.20%



After-tax returns are calculated using historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*The Index figures do not reflect any fees, expenses or taxes.

BROAD-BASED SECURITIES MARKET INDICES

THE J.P. MORGAN GOVERNMENT BOND INDEX GLOBAL is an unmanaged index of traded government fixed income securities which can be purchased by international investors.

THE LEHMAN BROTHERS AGGREGATE BOND INDEX is an unmanaged index of prices of U.S. dollar-denominated investment grade fixed income securities with remaining maturities of one year and longer.

THE LEHMAN BROTHERS ARIZONA MUNICIPAL BOND INDEX is an unmanaged index of investment grade (Baa or better) tax-exempt Arizona bonds with a remaining maturity of at least one year.

THE LEHMAN BROTHERS HIGH YIELD CORPORATE BOND INDEX is a market value-weighted index that tracks the daily price-only, coupon and total return performance of noninvestment grade, fixed rate, publicly placed, dollar-denominated and nonconvertible debt registered with the U.S. Securities and Exchange Commission.

THE LEHMAN BROTHERS INTERMEDIATE U.S. GOVERNMENT BOND INDEX is an unmanaged index including all public obligations of the U.S. Treasury and all publicly issued debt of U.S. government agencies with maturities of up to 10 years.

THE LEHMAN BROTHERS MUNICIPAL NON-INVESTMENT GRADE BOND INDEX is an unmanaged index of noninvestment grade (Ba or lower) tax-exempt bonds with a remaining maturity of at least one year.

THE LEHMAN BROTHERS MUTUAL FUND CALIFORNIA INTERMEDIATE TAX-EXEMPT INDEX is an unmanaged index of investment grade (Baa or better) tax-exempt California bonds with maturities of five to ten years.

THE LEHMAN BROTHERS MUTUAL FUND CALIFORNIA MUNICIPAL INDEX is an unmanaged index of investment grade (Baa or better) tax-exempt California bonds with a remaining maturity of at least one year.

THE LEHMAN BROTHERS MUTUAL FUND FLORIDA INTERMEDIATE TAX-EXEMPT MUNICIPAL INDEX is an unmanaged index of investment grade (Baa or better) tax-exempt Florida bonds with a remaining maturity of at least one year.

THE LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE MUNICIPAL BOND INDEX is an unmanaged index of investment grade (Baa or better) tax-exempt bonds with maturities of five to ten years.

THE LEHMAN BROTHERS MUTUAL FUND MUNICIPAL BOND INDEX is an unmanaged index of investment grade (Baa or better) tax-exempt bonds with a remaining maturity of at least one year.

MERRILL LYNCH 1-5 YEAR GOVERNMENT INDEX is an unmanaged index of prices of U.S. Treasury Notes with maturities of one to five years.

                       THIS PAGE INTENTIONALLY LEFT BLANK

FUNDS FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds. Please note that the following information does not reflect any charges which may be imposed by The Northern Trust Company, its affiliates, correspondent banks and other institutions on their customers. (For more information, please see "Account Policies and Other Information" on page 49.)

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)



                                                                                 MAXIMUM
                                                   MAXIMUM                        SALES
                                                    SALES           MAXIMUM       CHARGE
                                                   CHARGE          DEFERRED       (LOAD)
                                                   (LOAD)            SALES      IMPOSED ON
                                                 IMPOSED ON         CHARGE      REINVESTED      REDEMPTION     EXCHANGE
FUND                                              PURCHASES         (LOAD)     DISTRIBUTIONS      FEES(1)        FEES
-----------------------------------------------------------------------------------------------------------------------
Arizona Tax-Exempt                                  None             None          None            None         None
-----------------------------------------------------------------------------------------------------------------------
California Intermediate Tax-Exempt                  None             None          None            None         None
-----------------------------------------------------------------------------------------------------------------------
California Tax-Exempt                               None             None          None            None         None
-----------------------------------------------------------------------------------------------------------------------
Fixed Income Fund                                   None             None          None            None         None
-----------------------------------------------------------------------------------------------------------------------
Florida Intermediate Tax-Exempt                     None             None          None            None         None
-----------------------------------------------------------------------------------------------------------------------
Global Fixed Income                                 None             None          None            None         None
-----------------------------------------------------------------------------------------------------------------------
High Yield Fixed Income                             None             None          None            None         None
-----------------------------------------------------------------------------------------------------------------------
High Yield Municipal                                None             None          None            None         None
-----------------------------------------------------------------------------------------------------------------------
Intermediate Tax-Exempt                             None             None          None            None         None
-----------------------------------------------------------------------------------------------------------------------
Short-Intermediate U.S. Government                  None             None          None            None         None
-----------------------------------------------------------------------------------------------------------------------
Tax-Exempt                                          None             None          None            None         None
-----------------------------------------------------------------------------------------------------------------------
U.S. Government                                     None             None          None            None         None
-----------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)



                                                   MANAGEMENT    DISTRIBUTION      OTHER        TOTAL ANNUAL FUND
FUND                                                  FEES      (12b-1) FEES(2)  EXPENSES(3)   OPERATING EXPENSES(4)
--------------------------------------------------------------------------------------------------------------------
Arizona Tax-Exempt                                    0.75%         0.00%          0.37%              1.12%
--------------------------------------------------------------------------------------------------------------------
California Intermediate Tax-Exempt                    0.75%         0.00%          0.35%              1.10%
--------------------------------------------------------------------------------------------------------------------
California Tax-Exempt                                 0.75%         0.00%          0.33%              1.08%
--------------------------------------------------------------------------------------------------------------------
Fixed Income Fund                                     0.75%         0.00%          0.29%              1.04%
--------------------------------------------------------------------------------------------------------------------
Florida Intermediate Tax-Exempt                       0.75%         0.00%          0.43%              1.18%
--------------------------------------------------------------------------------------------------------------------
Global Fixed Income                                   0.90%         0.00%          0.74%              1.64%
--------------------------------------------------------------------------------------------------------------------
High Yield Fixed Income                               0.75%         0.00%          0.32%              1.07%
--------------------------------------------------------------------------------------------------------------------
High Yield Municipal                                  0.75%         0.00%          0.45%              1.20%
--------------------------------------------------------------------------------------------------------------------
Intermediate Tax-Exempt                               0.75%         0.00%          0.29%              1.04%
--------------------------------------------------------------------------------------------------------------------
Short-Intermediate U.S. Government                    0.75%         0.00%          0.33%              1.08%
--------------------------------------------------------------------------------------------------------------------
Tax-Exempt                                            0.75%         0.00%          0.30%              1.05%
--------------------------------------------------------------------------------------------------------------------
U.S. Government                                       0.75%         0.00%          0.30%              1.05%
--------------------------------------------------------------------------------------------------------------------

FOOTNOTES

(1)  A fee of $15.00 may be applicable for each wire redemption.

(2) The Board of Trustees has adopted a Distribution and Service Plan in accordance with Rule 12b-1 but the Plan has not been implemented with respect to the Funds. During the last fiscal year, the Funds did not pay any 12b-1 fees. The Funds do not expect to pay any 12b-1 fees during the current fiscal year. The maximum distribution fee is 0.25% of each Fund's average net assets under Northern Funds' Distribution and Service Plan.

(3) These expenses include custody, accounting, transfer agency and administration fees, shareholder servicing fees, proxy costs, if any, as well as other customary Fund expenses. The Co-Administrators are entitled to an administration fee from the Funds at an annual rate of 0.15% of the average daily net assets of each Fund. All or portions of this fee may be retained by either co-administrator as they may from time to time agree. The Transfer Agent is entitled to transfer agency fees of 0.10% of the average daily net assets of each of the Funds.

(4) As a result of voluntary fee reductions, waivers and reimbursements, "Total Annual Net Fund Operating Expenses" which are actually incurred by the Funds are set forth below. By operation of these voluntary fee reductions, waivers and reimbursements at their current rates, the total fees paid by the Funds to The Northern Trust Company and its affiliates for their services to the Funds approximate "Total Annual Net Fund Operating Expenses." Voluntary fee reductions, waivers and reimbursements may be modified, terminated or implemented at any time at the option of the Investment Adviser. When this occurs, "Total Annual Net Fund Operating Expenses" may increase (or decrease) without shareholder approval.



                                                                                                           TOTAL ANNUAL
                                            MANAGEMENT                                                       NET FUND
                                           FEES (AFTER      DISTRIBUTION       OTHER       REIMBURSED        OPERATING
FUND                                         WAIVERS)       (12b-1) FEES      EXPENSES      AMOUNTS*         EXPENSES
-----------------------------------------------------------------------------------------------------------------------
Arizona Tax-Exempt                            0.70%             0.00%           0.37%         0.22%            0.85%
-----------------------------------------------------------------------------------------------------------------------
California Intermediate Tax-Exempt            0.70%             0.00%           0.35%         0.20%            0.85%
-----------------------------------------------------------------------------------------------------------------------
California Tax-Exempt                         0.70%             0.00%           0.33%         0.18%            0.85%
-----------------------------------------------------------------------------------------------------------------------
Fixed Income                                  0.75%             0.00%           0.29%         0.14%            0.90%
-----------------------------------------------------------------------------------------------------------------------
Florida Intermediate Tax-Exempt               0.70%             0.00%           0.43%         0.28%            0.85%
-----------------------------------------------------------------------------------------------------------------------
Global Fixed Income                           0.90%             0.00%           0.74%         0.49%            1.15%
-----------------------------------------------------------------------------------------------------------------------
High Yield Fixed Income                       0.75%             0.00%           0.32%         0.17%            0.90%
-----------------------------------------------------------------------------------------------------------------------
High Yield Municipal                          0.70%             0.00%           0.45%         0.30%            0.85%
-----------------------------------------------------------------------------------------------------------------------
Intermediate Tax-Exempt                       0.70%             0.00%           0.29%         0.14%            0.85%
-----------------------------------------------------------------------------------------------------------------------
Short-Intermediate U.S. Government            0.75%             0.00%           0.33%         0.18%            0.90%
-----------------------------------------------------------------------------------------------------------------------
Tax-Exempt                                    0.70%             0.00%           0.30%         0.15%            0.85%
-----------------------------------------------------------------------------------------------------------------------
U.S. Government                               0.75%             0.00%           0.30%         0.15%            0.90%
-----------------------------------------------------------------------------------------------------------------------



* "REIMBURSED AMOUNTS" ARE CHARGED FIRST AGAINST "MANAGEMENT FEES (AFTER WAIVERS)" AND THEN, IF NECESSARY, AGAINST "OTHER EXPENSES."

EXAMPLE

The following Example is intended to help you compare the cost of investing in a fund (without fee waivers and expense reimbursements) with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Fund for the time periods indicated (with reinvestment of all dividends and distributions) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



FUND                                             1 YEAR             3 YEARS            5 YEARS           10 YEARS
-----------------------------------------------------------------------------------------------------------------
Arizona Tax-Exempt                               $ 114               $ 356              $ 617             $ 1,363
-----------------------------------------------------------------------------------------------------------------
California Intermediate Tax-Exempt                 112                 350                606               1,340
-----------------------------------------------------------------------------------------------------------------
California Tax-Exempt                              110                 343                595               1,317
-----------------------------------------------------------------------------------------------------------------
Fixed Income                                       106                 331                574               1,271
-----------------------------------------------------------------------------------------------------------------
Florida Intermediate Tax-Exempt                    120                 375                649               1,432
-----------------------------------------------------------------------------------------------------------------
Global Fixed Income                                167                 517                892               1,944
-----------------------------------------------------------------------------------------------------------------
High Yield Fixed Income                            109                 340                590               1,306
-----------------------------------------------------------------------------------------------------------------
High Yield Municipal                               122                 381                660               1,455
-----------------------------------------------------------------------------------------------------------------
Intermediate Tax-Exempt                            106                 331                574               1,271
-----------------------------------------------------------------------------------------------------------------
Short-Intermediate U.S. Government                 110                 343                595               1,317
-----------------------------------------------------------------------------------------------------------------
Tax-Exempt                                         107                 334                579               1,283
-----------------------------------------------------------------------------------------------------------------
U.S. Government                                    107                 334                579               1,283
-----------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISERS


Northern Trust Investments, N.A. ("NTI" or the "Investment Adviser," formerly known and conducting business as Northern Trust Investments, Inc.) and Northern Trust Global Investments (Europe) Limited ("NTGIE"), each a direct or indirect subsidiary of The Northern Trust Company ("TNTC"), serve jointly as the Investment Advisers of the Fixed Income and Global Fixed Income Funds. NTI serves as the Investment Adviser of each of the other Funds. NTI is located at 50 South LaSalle Street, Chicago, IL 60675 and NTGIE is located at 6 Devonshire Square, London, EC2A 4YE, United Kingdom. Unless otherwise indicated, NTI, NTGIE and TNTC are referred to collectively in this Prospectus as "Northern Trust."

NTI is an investment adviser registered under the Investment Advisers Act of 1940. It primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors.

NTGIE was formed in 2000 as a private company with limited liability under the laws of the United Kingdom and is authorized and regulated by the U.K. Financial Services Authority and registered with the Investment Management Regulatory Organization. It is also registered as an investment adviser under the Investment Advisers Act of 1940 with respect to its U.S. clients. NTGIE primarily manages the assets of foreign and U.S. institutional clients, including U.S. mutual funds.

TNTC is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, it administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. It is the principal subsidiary of Northern Trust Corporation, a bank holding company.

Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors, and as of June 30, 2003, administered in various capacities approximately $1.83 trillion of assets, including approximately $423 billion of assets under discretionary management.

Under the Advisory Agreement with Northern Funds, each Investment Adviser, subject to the general supervision of Northern Funds' Board of Trustees, is responsible for making investment decisions for the Funds and for placing purchase and sale orders for portfolio securities.

MANAGEMENT OF THE FUNDS

ADVISORY FEES


As compensation for advisory services and assumption of related expenses, the Investment Advisers are entitled to an advisory fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Fund's respective average daily net assets). The table also reflects the advisory fees (after voluntary fee waivers) paid by the Funds for the fiscal year ended March 31, 2003.

The difference, if any, between the contractual advisory fees and the actual advisory fees paid by the Funds reflects the fact that the Investment Advisers did not charge the full amount of the advisory fees to which they were entitled. The Investment Advisers may discontinue or modify their voluntary limitations in the future at their discretion.



                                                                            ADVISORY FEE
                                                  CONTRACTUAL               PAID FOR FISCAL
FUND                                                 RATE                 YEAR ENDED 3/31/03
--------------------------------------------------------------------------------------------
Arizona Tax-Exempt                                    0.75%                    0.70%
--------------------------------------------------------------------------------------------
California Intermediate Tax-Exempt                    0.75%                    0.70%
--------------------------------------------------------------------------------------------
California Tax-Exempt                                 0.75%                    0.70%
--------------------------------------------------------------------------------------------
Fixed Income                                          0.75%                    0.75%
--------------------------------------------------------------------------------------------
Florida Intermediate Tax-Exempt                       0.75%                    0.70%
--------------------------------------------------------------------------------------------
Global Fixed Income                                   0.90%                    0.90%
--------------------------------------------------------------------------------------------
High Yield Fixed Income                               0.75%                    0.75%
--------------------------------------------------------------------------------------------
High Yield Municipal                                  0.75%                    0.70%
--------------------------------------------------------------------------------------------
Intermediate Tax-Exempt                               0.75%                    0.70%
--------------------------------------------------------------------------------------------
Short-Intermediate U.S. Government                    0.75%                    0.75%
--------------------------------------------------------------------------------------------
Tax-Exempt                                            0.75%                    0.70%
--------------------------------------------------------------------------------------------
U.S. Government                                       0.75%                    0.75%
--------------------------------------------------------------------------------------------

FUND MANAGEMENT

THE INVESTMENT ADVISERS EMPLOY A TEAM APPROACH TO THE INVESTMENT MANAGEMENT OF THE FUNDS. BELOW IS INFORMATION REGARDING THE MANAGEMENT OF THE FUNDS.


The management team leader for the ARIZONA TAX-EXEMPT FUND, CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND and CALIFORNIA TAX-EXEMPT FUND is
Eric V. Boeckmann, Vice President of Northern Trust. Mr. Boeckmann has had such responsibility for the Arizona Tax-Exempt and California Intermediate Tax-Exempt Funds since their inception in October 1999 and has had such responsibility for the California Tax-Exempt Fund since April 1998. Mr. Boeckmann joined Northern Trust in 1985 and during the past five years has managed various municipal bond portfolios, including common trust funds invested in municipal securities.

The management team leaders for the FIXED INCOME FUND are Glenn T. Migliozzi, and Eric Misenheimer, each a Senior Vice President of Northern Trust. They have had such responsibility since September 2002. Mr. Migliozzi joined Northern Trust in April 2002. From 1995 to 2002, he was with Fleet Investment Advisors where he was the Director of Fixed Income responsible for $45 billion in fixed income assets held in retail mutual funds, institutional accounts, trust accounts and separate accounts. Mr. Misenheimer joined Northern Trust in 1999. From 1998 to 1999, Mr. Misenheimer was with Stein Roe & Farnham Incorporated where he had been a senior research analyst and assisted with portfolio management of various high yield bond portfolios. From 1993 to 1998, he was a research analyst with Falcon Asset Management.

The management team leader for the FLORIDA INTERMEDIATE TAX-EXEMPT FUND is Gregory A. Bell, Vice President of Northern Trust. Mr. Bell has had such responsibility for the Fund since November 1998. Mr. Bell joined Northern Trust in 1984 and during the past five years has managed various municipal bond portfolios.

The management team leader for the GLOBAL FIXED INCOME FUND is Wayne G. Bowers, Vice President of Northern Trust. Mr. Bowers has had such responsibility since September 2002. Mr. Bowers joined Northern Trust in 1999 and manages various fixed income portfolios. From 1995 to 1999, he was a trader with ABN AMRO London.

The management team leader for the HIGH YIELD FIXED INCOME FUND is Eric Misenheimer, Senior Vice President of Northern Trust. Mr. Misenheimer has had such responsibility since July 1999.

The management team leader for the HIGH YIELD MUNICIPAL FUND is M. Jane McCart, Senior Vice President of Northern Trust. Ms. McCart has had such responsibility since December 1998. Ms. McCart joined Northern Trust in 1998. From 1983 to 1998, Ms. McCart was with Stein Roe & Farnham Incorporated where she was a portfolio manager of various municipal bond portfolios.

The management team leader for the TAX-EXEMPT FUND and the INTERMEDIATE TAX-EXEMPT FUND is Timothy T.A. McGregor, Senior Vice President of Northern Trust. Mr. McGregor has had such responsibility for the Tax-Exempt Fund since November 1998 and has had such responsibility for the Intermediate Tax-Exempt Fund since November 2000. Mr. McGregor joined Northern Trust in 1989 and during the last five years has managed various municipal bond portfolios.

The management team leaders for the U.S. GOVERNMENT FUND and the SHORT-INTERMEDIATE U.S. GOVERNMENT FUND are Colin A. Robertson, Senior Vice President of Northern Trust, and Deborah Boyer, Vice President of Northern Trust. Mr. Robertson has had such responsibility for the U.S. Government Fund and the Short-Intermediate U.S. Government Fund since September 2002. Ms. Boyer has had such responsibility for the U.S. Government Fund and the Short-Intermediate U.S. Government Fund since November 2000. Mr. Robertson joined Northern Trust in 1999 and manages various fixed income portfolios. From 1996 to 1999, he was with Mellon Financial Corporation where he was responsible for the management of securities lending cash collateral portfolios. Ms. Boyer joined Northern Trust in 2000. From 1996 to 2000, she was a portfolio manager at
T. Rowe Price where she managed various fixed income portfolios. From 1989 to 1996, Ms. Boyer was with First Chicago NBD Corporation where she served as a government bond trader and managed a government bond portfolio.

OTHER FUND SERVICES

TNTC serves as Transfer Agent and Custodian for each Fund. The Transfer Agent performs various shareholder servicing functions, and any shareholder inquiries should be directed to it. In addition, NTI and PFPC Inc. ("PFPC") serve as Co-Administrators for the Funds. The fees that TNTC, NTI and PFPC receive for their services in these capacities are described under "Fund Fees and Expenses" and in the Additional Statement.

Pursuant to an exemptive order issued by the SEC concerning such arrangements, TNTC may also render securities lending services to the Funds. For such services, TNTC may receive a fee of up to 35% of the net revenue earned by a Fund on each securities loan. In addition, cash collateral received by a Fund in connection with a securities loan may be invested in shares of other registered or unregistered funds that pay investment advisory or other fees to NTI, TNTC or an affiliate.

TNTC, NTI and other Northern Trust affiliates may provide other services to the Funds and receive compensation for such services, if consistent with the 1940 Act and the rules exemptive orders and no-action letters issued by the SEC thereunder. Unless required, investors in a Fund may or may not receive specific notice of such additional services and fees.

PURCHASING AND SELLING SHARES

PURCHASING SHARES

You may purchase shares directly from Northern Funds or, if you maintain certain accounts, through Northern Trust and certain other institutions. If you have any questions or need assistance in opening an investment account or purchasing shares, call 800/595-9111.

OPENING AN ACCOUNT

DIRECTLY FROM THE FUNDS. You may open a shareholder account and purchase shares directly from the Funds with a minimum initial investment per Fund of $2,500 ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Funds reserve the right to waive these minimums.

For your convenience, there are a number of ways to invest directly in the
Funds:

BY MAIL

-  Read this Prospectus carefully.

-  Complete and sign the New Account Application.

-  Enclose a check payable to Northern Funds.

- If you are investing on behalf of a corporation or other entity, your New Account Application must be accompanied by a certified corporate resolution (or other acceptable evidence of authority).

- Mail your check, corporate resolution (if needed) and completed New Account Application to:

   Northern Funds
   P.O. Box 75986
   Chicago, Illinois 60675-5986

-  For overnight delivery use the following address:

   Northern Funds
   801 South Canal Street
   Chicago, Illinois 60607

-  For subsequent investments:

   - Enclose your check with the investment slip portion of the confirmation of your previous investment; or

   - Indicate on your check or a separate piece of paper your name, address and account number.

All checks must be payable in U.S. dollars and drawn on a bank located in the United States. Cash, traveler's checks, money orders and third party checks are not acceptable.

BY WIRE

TO OPEN A NEW ACCOUNT:

-  Call 800/595-9111 for instructions.

-  Complete a New Account Application and send it to:

   Northern Funds
   P.O. Box 75986
   Chicago, IL 60675-5986

TO ADD TO AN EXISTING ACCOUNT:

-  Have your bank wire Federal funds to:

   The Northern Trust Company
   Chicago, Illinois
   ABA Routing No. 0710-00152
   (Reference 10 Digit Fund Account No.)
   (Reference Shareholder's Name)

BY DIRECT DEPOSIT

TO PURCHASE ADDITIONAL SHARES:

- Determine if your employer has direct deposit capabilities through the Automated Clearing House ("ACH").

-  Have your employer send payments to:

   ABA Routing No. 0710-00152
   (Reference 10 Digit Fund Account No.)
   (Reference Shareholder's Name)

-  The minimum periodic investment for direct deposit is $50.

BY AUTOMATIC INVESTMENT

TO OPEN A NEW ACCOUNT:

- Complete a New Account Application, including the Automatic Investment section.

-  Send it to:

   Northern Funds
   P.O. Box 75986
   Chicago, IL 60675-5986

-  The minimum initial investment is $250; $50 for monthly minimum additions.

TO ADD TO AN ACCOUNT:

-  Call 800/595-9111 to obtain an Automatic Investment Plan Form.

-  The minimum for automatic investment additions is $50.

If you discontinue participation in the plan, the Funds reserve the right to redeem your account involuntarily, upon 30 days' written notice, if the account's net asset value is $1,000 or less. Involuntary redemptions will not be made if the value of shares in an account falls below the minimum amount solely because of a decline in the Fund's net asset value.

BY DIRECTED REINVESTMENT

You may elect to have your income dividends and capital gains distributions automatically invested in another Northern Fund.

- Complete the "Choose Your Dividend and Capital Gain Distributions" section on the New Account Application.

- Reinvestments can only be directed to an existing Northern Funds account (which must meet the minimum investment requirement).

BY EXCHANGE

You may open a new account or add to an existing account by exchanging shares of one Fund for shares of any other Northern Fund offered by Northern Funds. See "Selling Shares--By Exchange."

BY INTERNET

You may initiate transactions between Northern Trust accounts and Northern Funds accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/privatepassport or contact your Relationship Manager.


THROUGH NORTHERN TRUST AND OTHER INSTITUTIONS


If you have an account with Northern Trust, you may purchase Northern Funds shares through Northern Trust. You may also purchase shares through other institutions that have entered into agreements with the Trust. To determine whether you may purchase shares through your institution, contact your institution directly or call 800/595-9111. Northern Trust and other financial institutions may impose charges against your account which will reduce the net return on an investment in a Fund. These charges may include asset allocation fees, account maintenance fees, sweep fees, compensating balance requirements or other charges based upon account transactions, assets or income.

SELLING SHARES


REDEEMING AND EXCHANGING DIRECTLY FROM THE FUNDS.
If you purchased Northern Funds directly or, if you purchased your shares through an account at Northern Trust or another financial institution and you appear on Trust records as the registered holder, you may redeem all or part of your shares using one of the methods described below.

BY MAIL

SEND A WRITTEN REQUEST TO:

Northern Funds
P.O. Box 75986
Chicago, Illinois 60675-5986

THE REDEMPTION REQUEST MUST INCLUDE:

-  The number of shares or the dollar amount to be redeemed;

-  The Fund account number;

-  The signatures of all account owners;

-  A signature guarantee is also required if:

   -  The proceeds are to be sent elsewhere than the address of record, or

   -  The redemption amount is greater than $50,000.

BY WIRE

If you authorize wire redemptions on your New Account Application, you can redeem shares and have the proceeds sent by Federal wire transfer to a previously designated account.

- You will be charged $15 for each wire redemption unless the designated account is maintained at Northern Trust or an affiliated bank.

-  Call the Transfer Agent at 800/595-9111 for instructions.

-  The minimum amount that may be redeemed by this method is $250.

BY SYSTEMATIC WITHDRAWAL

If you own shares of a Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other Northern Funds.

-  Call 800/595-9111 for an application form and additional information.

-  The minimum amount is $250 per withdrawal.

BY EXCHANGE

Northern Funds offers you the ability to exchange shares of one Northern Fund for another Fund in the Northern Funds family.

- When opening an account, complete the Exchange Privilege section of the New Account Application or, if your account is already opened, send a written request to:

   Northern Funds
   P.O. Box 75986
   Chicago, IL 60675-5986

- Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an
   IRA).

-  Call 800/595-9111 for more information.

BY TELEPHONE

If you authorize the telephone privilege on your New Account Application, you may redeem Trust shares by phone.

-  If your account is already opened, send a written request to:

   Northern Funds
   P.O. Box 75986
   Chicago, IL 60675-5986

- The request must be signed by each owner of the account and must be accompanied by signature guarantees.

-  Call 800/ 595-9111 to use the telephone privilege.

- During periods of unusual economic or market activity, telephone redemptions may be difficult to implement. In such an event, shareholders should follow the procedures outlined on page 47 under "Selling Shares--By Mail" and outlined below under "Selling Shares--By Internet."

BY INTERNET

You may initiate transactions between Northern Trust banking and Northern Funds accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northerntrust.com/privatepassport or contact your Relationship Manager.

REDEEMING AND EXCHANGING THROUGH NORTHERN TRUST AND OTHER INSTITUTIONS

If you purchased your Northern Funds shares through an account at Northern Trust or other financial institution, you may redeem or exchange your shares according to the instructions pertaining to that account.

- Although Northern Funds imposes no charges when you redeem, when shares are purchased through Northern Trust or through another financial institutions, a fee may be charged by those institutions for providing services in connection with your account.

- Contact your account representative at Northern Trust or other financial institution for more information about redemptions or exchanges.

ACCOUNT POLICIES AND OTHER INFORMATION


CALCULATING SHARE PRICE. Northern Funds issues shares and redeems shares at net asset value ("NAV"). The NAV for each Fund is calculated by dividing the value of the Fund's net assets by the number of the Fund's outstanding shares. The NAV is calculated on each Business Day as of 3:00 p.m., Chicago time, for each Fund. The NAV used in determining the price of your shares is the one calculated after your purchase order is received and accepted and after your exchange or redemption order is received in good order as described below.

U.S. and foreign securities held by the Funds generally are valued at their market prices. Shares of an investment company held by the Funds are valued at their NAV. Any securities, including restricted securities, for which market prices are not readily available, are valued at fair value as determined by the Investment Adviser. Short-term obligations held by a Fund are valued at their amortized cost, which, according to the Investment Adviser, approximates market value.

The impact of events that occur after the publication of market quotations normally used by a Fund to price its securities but before the time as of which the Fund calculates its NAV may be considered in determining a Fund's NAV, and the Trust, in its discretion, may make adjustments in calculating a Fund's NAV in light of the nature and significance of the events, consistent with applicable regulatory guidance.

A Fund may hold foreign securities that trade on weekends or other days when the Fund does not price its shares. Therefore, the value of such securities may change on days when shareholders will not be able to purchase or redeem shares.

TIMING OF PURCHASE REQUESTS. Purchase requests received in good order and accepted by the Transfer Agent or other authorized intermediary by 3:00 p.m., Chicago time, on any Business Day will be executed the day they are received by the Transfer Agent or other authorized intermediary, at that day's closing share prices provided that:

- The Transfer Agent receives payment by 3:00 p.m., Chicago time, on the same Business Day; or

- The request is placed by a financial or authorized intermediary with a servicing agreement with Northern Funds and payment in Federal or other immediately available funds is received by the Transfer Agent by the next Business Day in accordance with procedures authorized by Northern Funds.

Purchase requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after 3:00 p.m. on a Business Day will be executed on the next Business Day, at that day's closing share price, provided that payment is made as noted above.

MISCELLANEOUS PURCHASE INFORMATION.

- You will be responsible for all losses and expenses of a Fund, and purchase orders may be cancelled, in the event of any failure to make payment according to the procedures outlined in this Prospectus. In addition, a $20 charge will be imposed if a check does not clear.

- You may initiate transactions between Northern Trust accounts and Northern Funds accounts by using Northern Trust Private Passport. For additional details, go to northerntrust.com/privatepassport or contact your Relationship Manager.

- Northern Funds reserves the right to reject any purchase order. The Funds also reserves the right to change or discontinue any of their purchase procedures.

- In certain circumstances, Northern Funds may advance the time by which purchase orders must be received. See "Early Closings" on page 52.

Northern Funds may reproduce this Prospectus in an electronic format which maybe available on the Internet. If you have received this Prospectus in its electronic format you, or your representative, may contact the Transfer Agent for a free paper copy of this Prospectus by writing to the Northern Funds Center at P.O. Box 75986, Chicago, IL 60675-5986, calling 800/595-9111 or sending an e-mail to: northernfunds@execpc.com.

TIMING OF REDEMPTION AND EXCHANGE REQUESTS.

Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on a Business Day by 3:00 p.m., Chicago time, will be executed on the same day at that day's closing price.

Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after 3:00 p.m., Chicago time, on a Business Day will be executed the next Business Day, at that day's closing share price.

PAYMENT OF REDEMPTION PROCEEDS. Redemption proceeds will normally be sent or credited on the Business Day following the Business Day on which the redemption request is received in good order by the deadline noted above. However, if any portion of the shares to be redeemed represents an investment made by check, the Funds may delay the payment of the redemption proceeds until the check has cleared. This may take up to fifteen days from the purchase date.

MISCELLANEOUS REDEMPTION INFORMATION. All redemption proceeds will be sent by check unless the Transfer Agent is directed otherwise. Redemption proceeds may also be wired. A redemption request may not be processed if a shareholder has failed to submit a completed and properly executed New Account Application.

- Northern Funds may require any information reasonably necessary to ensure that a redemption has been duly authorized.

- Northern Funds reserves the right, on 30 days' written notice, to redeem the shares held in any account if, at the time of redemption, the net asset value of the remaining shares in the account falls below $1,000. Involuntary redemptions will not be made if the value of shares in an account falls below the minimum solely because of a decline in a Fund's net asset value.

- Northern Funds reserves the right to redeem shares held by any shareholder in other circumstances deemed to be in the best interest of a Fund.

- You may initiate transactions between Northern Trust accounts and Northern Funds accounts by using Northern Trust Private Passport. For additional details, please go to northerntrust.com/privatepassport or contact your Relationship Manager.

- Northern Funds reserves the right to change or discontinue any of its redemption procedures.

- Northern Funds reserves the right to defer crediting, sending or wiring redemption proceeds for up to seven days (or such longer period permitted by the SEC) after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Fund.

In certain circumstances, Northern Funds may advance the time by which redemption and exchange orders must be received. See "Early Closings" on page 52.

EXCHANGE PRIVILEGES. You may exchange shares of one Northern Fund for another only if the registrations of both accounts are identical. Both accounts must have the same owner's name and title, if applicable. An exchange is a redemption of shares of one Northern Fund and the purchase of shares of another Northern Fund. It is considered a taxable event and may result in a gain or loss.

Northern Funds reserves the right, at any time without prior notice, to suspend, limit or terminate the exchange privilege of any shareholder who makes more than eight exchanges of shares in a year and/or two exchanges of shares in a calendar quarter. Northern Funds may also modify or terminate the exchange privilege with respect to any or all shareholders, and may reject any exchange request. Exchanges are only available in states where an exchange can legally be made. Before making an exchange you should read the Prospectus for the shares you are acquiring.

IN-KIND PURCHASES AND REDEMPTIONS. Northern Funds reserves the right to accept payment for shares in the form of securities that are permissible investments for a Fund. Northern Funds also reserves the right to pay redemptions by a distribution "in-kind" of securities (instead of cash) from a Fund. See the Additional Statement for further information about the terms of these purchases and redemptions.

TELEPHONE TRANSACTIONS. For your protection, telephone requests are recorded in order to verify their accuracy. In addition, the Transfer Agent has adopted procedures in an effort to establish reasonable safeguards against fraudulent telephone transactions. If reasonable measures are taken to verify that telephone instructions are genuine, Northern Funds and its service providers will not be responsible for any loss resulting from fraudulent or unauthorized instructions received over the telephone. In these circumstances, shareholders will bear the risk of loss. During periods of unusual market activity, you may have trouble placing a request by telephone. In this event, consider sending your request in writing or follow the procedures on page 46 for initiating transactions by the Internet.

The proceeds of redemption orders received by telephone will be sent by check, wire or transfer according to proper instructions. All checks will be made payable to the shareholder of record and mailed only to the shareholder's address of record.

Northern Funds reserves the right to refuse a telephone redemption.

MAKING CHANGES TO YOUR ACCOUNT INFORMATION. You may make changes to wiring instructions, address of record or other account information only in writing. These instructions must be accompanied by a signature guarantee from an institution participating in the Stock Transfer Agency Medallion Program ("STAMP"), or other acceptable evidence of authority. Additional requirements may be imposed. In accordance with SEC regulations, the Funds and Transfer Agent may charge a shareholder reasonable costs in locating a shareholder's current address.

SIGNATURE GUARANTEES. If a signature guarantee is required, it must be from an institution participating in STAMP, or other acceptable evidence of authority must be provided. Additional requirements may be imposed by Northern Funds. In addition to the situations described in this Prospectus, Northern Funds may require signature guarantees in other circumstances based on the amount of a redemption request or other factors.

BUSINESS DAY. A "Business Day" is each Monday through Friday when the New York Stock Exchange (the "Exchange") is open for business. In 2003 and 2004, the Funds will be closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

GOOD ORDER. A purchase, redemption or exchange request is considered to be in "good order" when all necessary information is provided and all required documents are properly completed, signed and delivered. Requests must include the following:

-  The account number (if issued) and Fund name;

-  The amount of the transaction, in dollar amount or number of shares;

- For redemptions and exchanges (other than online, telephone or wire redemptions), the signature of all account owners exactly as they are registered on the account;

-  Required signature guarantees, if applicable;

- Other supporting legal documents and certified resolutions that might be required in the case of estates, corporations, trusts and other entities or forms of ownership. Call 800/595-9111 for more information about documentation that may be required of these entities.

Additionally, a purchase order initiating the opening of an account will not be considered to be "in good order" unless the investor has provided all information required by Northern Funds' "Customer Identification Program" described below.

CUSTOMER IDENTIFICATION PROGRAM. Federal law requires Northern Funds to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with Northern Funds. Applications without the required information, or without an indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, Northern Funds reserves the right

(a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in Northern Funds or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. Northern Funds and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.

EARLY CLOSINGS. The Funds reserve the right to advance the time for accepting purchase, redemption or exchange orders for same Business Day credit when the Exchange closes or closes early, trading on the Exchange is restricted, an emergency arises or as otherwise permitted by the SEC. In addition, the Board of Trustees of the Funds may, on any Business Day, decide to change the time as of which a Fund's NAV is calculated in response to new developments such as altered trading hours, or as otherwise permitted by the SEC.

EMERGENCY EVENTS. In the event the Exchange does not open for business because of an emergency, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transaction if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during an emergency situation, please call 800/595-9111 or visit northernfunds.com.

FINANCIAL INTERMEDIARIES. Northern Funds may authorize certain institutions acting as financial intermediaries (including banks, trust companies, brokers and investment advisers), to accept purchase, redemption and exchange orders from their customers on behalf of the Funds. These authorized intermediaries may also designate other intermediaries to accept such orders, if approved by the Funds. A Fund will be deemed to have received an order when the order is accepted by the authorized intermediary, and the order will be priced at the Fund's per share NAV next determined, provided that the authorized intermediary forwards the order (and payment for any purchase order) to the Transfer Agent on behalf of the Trust within agreed-upon time periods. If the order (or payment for any purchase order) is not received by the Transfer Agent within such time periods, the authorized intermediary may be liable for fees and losses and the transaction may be cancelled.

Northern Funds may enter into agreements with certain financial intermediaries, including affiliates of Northern Trust, that perform support and/or distribution services for their customers who own Fund shares ("Service Organizations"). These support services may include:

-  assisting investors in processing purchase, exchange and redemption requests;

-  processing dividend and distribution payments from the Funds;

-  providing information to customers showing their positions in the Funds; and

- providing subaccounting with respect to Fund shares beneficially owned by customers or the information necessary for subaccounting.

In addition, Service Organizations may provide distribution services, such as the forwarding of sales literature and advertising to their customers, in connection with the distribution of Fund shares.

For their services, Service Organizations may receive fees from a Fund at annual rates of up to 0.25% of the average daily net asset value of the shares covered by their agreements. Because these fees are paid out of the Funds' assets on an on-going basis, they will increase the cost of your investment in the Funds.

Northern Trust may also provide compensation to certain dealers and other financial intermediaries, including affiliates of Northern Trust, who provide services to their customers who invest in the Trust or whose customers purchase significant amounts of a Fund's shares. The amount of such compensation may be made on a one-time and/or periodic basis, and may represent all or a portion of the annual fees earned by the Investment Advisers (after adjustments). This additional compensation will be paid by Northern Trust and will not represent an additional expense to the Trust or its shareholders.

Investors purchasing shares through a financial intermediary should read their account agreements carefully. A financial intermediary's requirements may differ from those listed in this Prospectus. A financial intermediary may also impose account charges, such as asset allocation fees, account maintenance fees and other charges that will reduce the net return on an investment in a Fund. If an investor has agreed with a particular financial intermediary to maintain a minimum balance and the balance falls below this minimum, the Investor may be required to redeem all or a portion of the Investor's investment in a Fund.

Conflict of interest restrictions may apply to the receipt of compensation by a Service Organization or other financial intermediary in connection with the investment of fiduciary funds in Fund shares. Institutions, including banks regulated by the Comptroller of the Currency, Federal Reserve Board and state banking commissions, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal counsel.

State securities laws regarding the registration of dealers may differ from Federal law. As a result, Service Organizations and other financial intermediaries investing in the Funds on behalf of their customers may be required to register as dealers.

Agreements that contemplate the provision of distribution services by Service Organizations and other financial intermediaries are governed by a Distribution and Service Plan (the "Plan") that has been adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act. Payments to Service Organizations, including Northern Trust, under the Plan are not tied directly to their own out-of-pocket expenses and therefore may be used as they elect (for example, to defray their overhead expenses), and may exceed their direct and indirect costs. As of this date, the Plan has not been implemented with respect to the Funds.

SHAREHOLDER COMMUNICATIONS. Shareholders of record will be provided each year with a semiannual report showing portfolio investments and other information as of September 30 and, after the close of the Trust's fiscal year on March 31, with an annual report containing audited financial statements. If you have consented to the delivery of a single copy of the shareholder reports, prospectuses, proxy statements or information statements to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting the Northern Funds Center by phone at 800/595-9111 or by mail at Northern Funds, P.O. Box 75986, Chicago, IL 60675-5986. You may also send an e-mail to northernfunds@execpc.com. The Funds will begin sending individual copies to you within 30 days after receipt of your revocation.

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS OF EACH FUND ARE AUTOMATICALLY REINVESTED IN ADDITIONAL SHARES OF THE SAME FUND WITHOUT ANY SALES CHARGE OR ADDITIONAL PURCHASE PRICE AMOUNT.

You may, however, elect to have dividends or capital gain distributions (or both) paid in cash or reinvested in shares of another Northern Fund at their net asset value per share. If you would like to receive dividends or distributions in cash or have them reinvested in another Northern Fund, you must notify the Transfer Agent in writing. This election will become effective for distributions paid two days after its receipt by the Transfer Agent. Dividends and distributions may only be reinvested in a Northern Fund in which you maintain an account.

The following table summarizes the general distribution policies for each of the Funds. In some years a Fund may make more than one capital gains distribution to the extent necessary for the Fund to avoid incurring unnecessary tax liabilities or for other reasons.


                                              DIVIDENDS, IF ANY,          CAPITAL GAINS, IF ANY,
FUND                                          DECLARED AND PAID*             DECLARED AND PAID
------------------------------------------------------------------------------------------------
Arizona Tax-Exempt                       Declared daily, paid monthly           Annually
------------------------------------------------------------------------------------------------
California Intermediate Tax-Exempt       Declared daily, paid monthly           Annually
------------------------------------------------------------------------------------------------
California Tax-Exempt                    Declared daily, paid monthly           Annually
------------------------------------------------------------------------------------------------
Fixed Income                             Declared daily, paid monthly           Annually
------------------------------------------------------------------------------------------------
Florida Intermediate Tax-Exempt          Declared daily, paid monthly           Annually
------------------------------------------------------------------------------------------------
Global Fixed Income                                Annually                     Annually
------------------------------------------------------------------------------------------------
High Yield Fixed Income                  Declared daily, paid monthly           Annually
------------------------------------------------------------------------------------------------
High Yield Municipal                     Declared daily, paid monthly           Annually
------------------------------------------------------------------------------------------------
Intermediate Tax-Exempt                  Declared daily, paid monthly           Annually
------------------------------------------------------------------------------------------------
Short-Intermediate U.S. Government       Declared daily, paid monthly           Annually
------------------------------------------------------------------------------------------------
Tax-Exempt                               Declared daily, paid monthly           Annually
------------------------------------------------------------------------------------------------
U.S. Government                          Declared daily, paid monthly           Annually
------------------------------------------------------------------------------------------------



* SHARES OF FUNDS THAT DECLARE DIVIDENDS DAILY ARE ENTITLED TO THE DIVIDENDS DECLARED, IF ANY, BY A FUND BEGINNING ON THE NEXT BUSINESS DAY AFTER THE PURCHASE ORDER IS EXECUTED.

A FUND WITH AN ANNUAL DIVIDEND OR DISTRIBUTION POLICY MAY MAKE ADDITIONAL DIVIDENDS OR DISTRIBUTIONS IF THE TRUST BELIEVES IT IS IN THE INTERESTS OF THE FUND TO DO SO.

TAX CONSIDERATIONS


Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions, including dividends derived from short-term capital gains and ordinary income, will generally be taxable as ordinary income, except as discussed below. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

You should note that the Funds do not expect to pay dividends that are eligible for the recently enacted reduced tax rate on corporate dividends. This is because the Funds will generally be invested in debt instruments and not in shares of stock on which dividend income will be received.

You should also note that if you purchase shares of any Fund just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.

The one major exception to the tax principles discussed above is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

If you (a) have provided either an incorrect Social Security Number or Taxpayer Identification Number or no number at all, (b) are subject to withholding by the Internal Revenue Service for prior failure to properly include on your return payments of interest or dividends, or (c) have failed to certify to the Trust, when required to do so, that you are not subject to backup withholding or are an "exempt recipient," then the Trust will be required in certain cases to withhold and remit to the U.S. Treasury 28% of the dividends and distributions payable to you.

Except as stated below, you may be subject to state and local taxes on Fund distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on certain types of Federal securities or interest on securities issued by the particular state or municipalities within the state.

There are certain tax requirements that the Funds must follow in order to avoid Federal taxation. In their efforts to adhere to these requirements, the Funds may have to limit their investment activity in some types of instruments.

THE TAX-EXEMPT FUNDS AND HIGH YIELD MUNICIPAL FUND.
The Tax-Exempt Funds and High Yield Municipal Fund expect to pay "exempt-interest dividends" that are generally exempt from regular Federal income tax. However, some dividends will be taxable, such as dividends that are attributable to gains on bonds that are acquired at a "market discount" and distributions of short and long-term capital gains. A portion of the exempt-interest dividends paid by the Tax-Exempt Funds may be, and a portion of the dividends paid by High Yield Municipal Fund generally will be, an item of tax preference for purposes of determining Federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to Federal income taxes.

The California Funds and the Arizona Tax-Exempt Fund expect to pay dividends that are generally exempt from personal income tax in those respective states. This exemption will apply, however, only to dividends that are derived from interest paid on California or Arizona municipal instruments, respectively, or on certain Federal obligations. In addition, dividends paid by the California Funds will be subject to state corporate franchise and corporate income taxes, if applicable. Dividends paid by the Arizona Tax-Exempt Fund will be subject to state franchise taxes and corporate income taxes if applicable. The Florida Intermediate Tax-Exempt Fund intends, but cannot guarantee, that its shares will qualify for the exemption from the Florida intangibles tax.

If you receive an exempt-interest dividend with respect to any share and the share is held for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of the dividend amount. Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Tax-Exempt Funds and High Yield Municipal Fund generally will not be deductible for Federal income tax purposes.

GLOBAL FIXED INCOME FUND. It is expected that Global Fixed Income Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The Fund may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (a) to credit such proportionate amount of taxes against Federal income tax liability or (b) to take such amount as an itemized deduction.

CONSULT YOUR TAX PROFESSIONAL. Your investment in the Funds could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in the Funds. More tax information is provided in the Additional Statement. This short summary is not intended as a substitute for careful tax planning.

TAX TABLE

You may find it particularly useful to compare the tax-free yields of the Tax-Exempt Funds and the High Yield Municipal Fund to the equivalent yields from taxable investments. For an investor in a low tax bracket, it may not be helpful to invest in a tax-exempt investment if a higher after-tax yield can be achieved from a taxable instrument.

The table below illustrates the difference between hypothetical tax-free yields and tax-equivalent yields for different tax brackets. You should be aware, however, that tax brackets can change over time and that your tax adviser should be consulted for specific yield calculations.


                                                                                  TAX-EXEMPT YIELDS
                                               FEDERAL      -----------------------------------------------------------
                                               MARGINAL       2.00%    3.00%    4.00%   5.00%    6.00%    7.00%    8.00%
   SINGLE RETURN            JOINT RETURN       TAX RATE                       EQUIVALENT TAXABLE YIELDS
-----------------------------------------------------------------------------------------------------------------------
$       0 - $   7,000   $       0 - $  14,000     10%         2.22%    3.33%    4.44%   5.56%    6.67%    7.78%    8.89%
-----------------------------------------------------------------------------------------------------------------------
$   7,000 - $  28,400   $  14,000 - $  56,800     15%         2.35%    3.53%    4.71%   5.88%    7.06%    8.24%    9.41%
-----------------------------------------------------------------------------------------------------------------------
$  28,400 - $  68,800   $  56,800 - $ 114,650     25%         2.67%    4.00%    5.33%   6.67%    8.00%    9.33%   10.67%
-----------------------------------------------------------------------------------------------------------------------
$  68,800 - $ 143,500   $ 114,650 - $ 174,700     28%         2.78%    4.17%    5.56%   6.94%    8.33%    9.72%   11.11%
-----------------------------------------------------------------------------------------------------------------------
$ 143,500 - $ 311,950   $ 174,700 - $ 311,950     33%         2.99%    4.48%    5.97%   7.46%    8.96%   10.45%   11.94%
-----------------------------------------------------------------------------------------------------------------------
Over $311,950           Over $311,950             35%         3.08%    4.62%    6.15%   7.69%    9.23%   10.77%   12.31%
-----------------------------------------------------------------------------------------------------------------------



THE TAX-EXEMPT YIELDS USED HERE ARE HYPOTHETICAL AND NO ASSURANCE CAN BE MADE THAT THE FUNDS WILL ATTAIN ANY PARTICULAR YIELD. A FUND'S YIELD FLUCTUATES AS MARKET CONDITIONS CHANGE. THE TAX BRACKETS AND RELATED YIELD CALCULATIONS ARE BASED ON THE 2003 FEDERAL MARGINAL TAX RATES INDICATED IN THE TABLE. THE TABLE DOES NOT REFLECT THE PHASE OUT OF PERSONAL EXEMPTIONS AND ITEMIZED DEDUCTIONS THAT WILL APPLY TO CERTAIN HIGHER INCOME TAXPAYERS. IN ADDITION, THE BRACKETS DO NOT TAKE INTO CONSIDERATION THE CALIFORNIA STATE PERSONAL INCOME TAX OR ANY OTHER STATE TAX. MOREOVER, RECENTLY ENACTED FEDERAL TAX LEGISLATION WILL CHANGE THE FEDERAL INCOME TAX BRACKETS SHOWN IN THE TABLE IN 2005.

RISKS, SECURITIES AND TECHNIQUES

THIS SECTION TAKES A CLOSER LOOK AT SOME OF THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS WHICH ARE SUMMARIZED IN THE RISK/RETURN SUMMARIES FOR EACH FUND. It also explores the various investment securities and techniques that the investment management team may use. The Funds may invest in other securities and are subject to further restrictions and risks which are described in the Additional Statement. Additionally, the Funds may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Funds' investment objectives and policies.


ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVES. A FUND'S INVESTMENT OBJECTIVE MAY BE CHANGED BY THE TRUST'S BOARD OF TRUSTEES WITHOUT SHAREHOLDER APPROVAL. SHAREHOLDERS WILL, HOWEVER, BE NOTIFIED OF ANY CHANGES. ANY SUCH CHANGE MAY RESULT IN A FUND HAVING AN INVESTMENT OBJECTIVE DIFFERENT FROM THE OBJECTIVE THAT THE SHAREHOLDER CONSIDERED APPROPRIATE AT THE TIME OF INVESTMENT IN THE FUND.

DERIVATIVES. The Funds may purchase certain "derivative" instruments for hedging or speculative purposes. A derivative is a financial instrument whose value is derived from - or based upon - the performance of underlying assets, interest or currency exchange rates or other indices. Derivative securities include futures contracts, options, interest rate and currency swaps, forward currency contracts and structured securities (including collateralized mortgage obligations and other types of asset-backed securities, "stripped" securities and various floating rate instruments, including leveraged "inverse floaters").

INVESTMENT STRATEGY. Under normal market conditions, a Fund may to a moderate extent invest in derivative securities, including structured securities, options, futures, swaps and interest rate caps and floors if the potential risks and rewards are consistent with the Fund's objective, strategies and overall risk profile. In unusual circumstances, including times of increased market volatility, a Fund may make more significant investments in derivatives. The Funds may use derivatives for hedging purposes to offset a potential loss in one position by establishing an interest in an opposite position. The Funds may also use derivatives for speculative purposes to invest for potential income or capital gain. Each Fund may invest more than 5% of its assets in derivative instruments for non-hedging purposes.

SPECIAL RISKS. Engaging in derivative transactions involves special risks, including: (a) market risk that the Fund's derivatives position will lose value;
(b) credit risk that the counterparty to the transaction will default; (c) leveraging risk that the value of the derivative instrument will decline more than the value of the assets on which it is based; (d) illiquidity risk that a Fund will be unable to sell its position because of lack of market depth or disruption; (e) pricing risk that the value of a derivative instrument will be difficult to determine; and (f) operations risk that loss will occur as a result of inadequate systems or human error. Many types of derivatives have been recently developed and have not been tested over complete market cycles. For these reasons, a Fund may suffer a loss whether or not the analysis of the investment management team is accurate.

FOREIGN INVESTMENTS. Foreign securities include direct investments in non-U.S. dollar-denominated securities primarily traded outside of the United States and dollar-denominated securities of foreign issuers. Foreign securities also include indirect investments such as American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). ADRs are U.S. dollar-denominated receipts representing securities of foreign-based corporations. ADRs are receipts that are traded in the U.S., and entitle the holder to all distributions and capital gains that are paid out on the underlying foreign securities. EDRs and GDRs are receipts that often trade on foreign exchanges. They represent ownership in an underlying foreign or U.S. security and are generally denominated in a foreign currency. Foreign government obligations may include debt obligations of supranational entities, including international organizations (such as the European Coal and Steel Community and The International Bank for Reconstruction and Development (also known as the World Bank)) and international banking institutions and related government agencies.

INVESTMENT STRATEGY. The Global Fixed Income Fund intends to invest a substantial portion of its total assets in foreign securities. Although they invest primarily in the securities of U.S. issuers, the Fixed Income and High Yield Fixed Income Funds may invest up to 25% of their total assets in foreign securities, including ADRs, EDRs and GDRs. These Funds may also invest in foreign time deposits and other short-term instruments. The Short-Intermediate U.S. Government Fund and the U.S. Government Fund may make limited investments (but in no event more than 20% of their respective net assets) in supranational obligations.

The Global Fixed Income Fund may invest more than 25% of its total assets in the securities of issuers located in a single foreign country having securities markets that are highly developed, liquid and subject to extensive regulation. Such countries may include, but are not limited to Japan, the United Kingdom, France, Germany and Switzerland. The Global Fixed Income Fund may invest up to 25% of total assets in emerging markets.

SPECIAL RISKS. Foreign securities involve special risks and costs, which are considered by the Investment Adviser in evaluating the creditworthiness of issuers and making investment decisions for the Funds. Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt. The performance of investments in securities denominated in a foreign currency will also depend, in part, on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally results in an increase in value of a foreign currency-denominated security in terms of U.S. dollars. A decline in the value of the foreign currency relative to the U.S. dollar generally results in a decrease in value of a foreign currency-denominated security.

Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

Additional risks are involved when investing in countries with emerging economies or securities markets. These countries are generally located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central and South America and Africa. In general, the securities markets of these countries are less liquid, are subject to greater price volatility, have smaller market capitalizations and have problems with securities registration and custody. In addition, because the securities settlement procedures are less developed in these countries, a Fund may be required to deliver securities before receiving payment and may also be unable to complete transactions during market disruptions. As a result of these and other risks, investments in these countries generally present a greater risk of loss to the Funds.

While the Funds' investments may, if permitted, be denominated in foreign currencies, the portfolio securities and other assets held by the Funds are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing a Fund's net asset value to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that a Fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Funds' respective net currency positions may expose them to risks independent of their securities positions.

On January 1, 1999, the European Economic and Monetary Union ("EMU") introduced a new single currency called the euro. The euro has replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

The new European Central Bank has control over each country's monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The change to the euro as a single currency is relatively new and untested. The elimination of the currency risk among EMU countries has affected the economic environment and behavior of investors, particularly in European markets, but the long-term impact of those changes on currency values or on the business or financial condition of European countries and issuers cannot be fully assessed at this time. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union ("EU") will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the values of securities held by the Funds. Because of the number of countries using this single currency, a significant portion of the assets held by certain Funds may be denominated in the euro.

INVESTMENT GRADE SECURITIES. A security is considered investment grade if, at the time of purchase, it is rated:

-  BBB or higher by Standard & Poor's Rating Services ("S&P");

-  Baa or higher by Moody's Investors Service, Inc. ("Moody's");

-  BBB or higher by Fitch Ratings ("Fitch"); or

-  BBB or higher by Dominion Bond Rating Service Limited ("Dominion").

A security will be considered investment grade if it receives one of the above ratings, or a comparable rating from another organization that is recognized as a nationally recognized statistical rating organization ("NRSRO"), even if it receives a lower rating from other rating organizations. An unrated security may also be considered investment grade if the Investment Adviser determines that the security is comparable in quality to a security that has been rated investment grade.

INVESTMENT STRATEGY. The Funds may invest in fixed income and convertible securities to the extent consistent with their respective investment policies. Except as stated in the next section, fixed income and convertible securities purchased by the Funds will generally be investment grade.

SPECIAL RISKS. Although securities rated BBB by S&P, Dominion or Fitch, or Baa by Moody's are considered investment grade, they have certain speculative characteristics. Therefore, they may be subject to a higher risk of default than obligations with higher ratings. Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund and may be in default. The Investment Adviser will consider such an event in determining whether the Fund should continue to hold the security.

NON-INVESTMENT GRADE SECURITIES. Non-investment grade fixed income and convertible securities (sometimes referred to as "junk bonds") are generally rated BB or below by

S&P, Dominion or Fitch, or Ba or below by Moody's (or have received a comparable rating from another NRSRO), or, if unrated, are determined to be of a comparable quality by the Investment Adviser.

INVESTMENT STRATEGY. The High Yield Municipal Fund and the High Yield Fixed Income Fund may invest without limitation in non-investment grade securities, including convertible securities. Although they invest primarily in investment grade securities, the Fixed Income Fund and the Global Fixed Income Fund may invest up to 20% and the other Fixed Income Funds (with the exception of the U.S. Government Fund and the Short-Intermediate U.S. Government Fund) may invest up to 15% of total assets, measured at the time of purchase, in non-investment grade securities, including convertible securities, when the investment management team determines that such securities are desirable in light of the Funds' investment objectives and portfolio mix.

SPECIAL RISKS. Non-investment grade securities (sometimes referred to as "junk bonds") are considered predominantly speculative by traditional investment standards. The market value of these low-rated securities tends to be more sensitive to individual corporate developments and changes in interest rates and economic conditions than higher-rated securities. In addition, they generally present a higher degree of credit risk. Issuers of low-rated securities are often highly leveraged, so their ability to repay their debt during an economic downturn or periods of rising interest rates may be impaired. The risk of loss due to default by these issuers is also greater because low-rated securities generally are unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation will be uncertain. A Fund may also incur additional expenses in seeking recovery on defaulted securities.

The secondary market for lower quality securities is concentrated in relatively few market makers and is dominated by institutional investors. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher quality securities. In addition, market trading volume for these securities is generally lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and a Fund's ability to dispose of particular portfolio investments. A less developed secondary market may also make it more difficult for a Fund to obtain precise valuations of the high yield securities in its portfolio. Investments in lower quality securities, whether rated or unrated, will be more dependent on the Investment Adviser's credit analysis than would be the case with investments in higher quality securities.

MATURITY RISK. Certain Funds, as described above, will normally maintain the dollar-weighted average maturity of their portfolios within a specified range. However, the maturities of certain instruments, such as variable and floating rate instruments, are subject to estimation. In addition, in calculating average weighted maturities, the maturity of mortgage and other asset-backed securities will be based on estimates of average life. As a result, the Funds cannot guarantee that these estimates will, in fact, be accurate or that their average maturities will remain within their specified limits.

PORTFOLIO TURNOVER. The investment management team will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high portfolio turnover rate (100% or more) is likely to involve higher brokerage commissions and other transaction costs, which could reduce a Fund's return. It may also result in higher short-term capital gains that are taxable to shareholders. See "Financial Highlights" on page 74 for the Funds' historical portfolio turnover rates.

STRUCTURED SECURITIES. The value of such securities is determined by reference to changes in the value of specific currencies, commodities, securities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Examples of structured securities include, but are not limited to, debt obligations where the principal repayment at maturity is determined by the value of a specified security or securities index.

INVESTMENT STRATEGY. Each Fund may invest in structured securities to the extent consistent with its investment objective.

SPECIAL RISKS. The terms of some structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, a Fund could suffer a total loss of its investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities due to their derivative nature.

SPECIAL RISKS AND CONSIDERATIONS APPLICABLE TO THE CALIFORNIA FUNDS, FLORIDA INTERMEDIATE TAX-EXEMPT FUND AND THE ARIZONA TAX-EXEMPT FUND. The investments of the California Funds in California municipal instruments, the Florida Intermediate Tax-Exempt Fund in Florida municipal instruments and the Arizona Tax-Exempt Fund in Arizona municipal instruments raise additional considerations. Payment of the interest on and the principal of these instruments is dependent upon the continuing ability of issuers in these states to meet their obligations.

INVESTMENT STRATEGY. As stated above, the Arizona Tax-Exempt Fund will invest in Arizona municipal instruments, the California Funds will invest in California municipal instruments, and the Florida Intermediate Tax-Exempt Fund will be invest in Florida municipal instruments. Consequently, these Funds are more susceptible to factors adversely affecting issuers of Arizona, California and Florida municipal instruments, and may be riskier than comparable funds that do not emphasize these issuers to this degree.

SPECIAL RISKS. The California Funds' investments will be affected by political and economic developments within the state of California, and by the financial condition of the state, its public authorities and political subdivisions. After suffering a severe recession in the early 1990s which caused the state to experience financial difficulties, California's economy entered a sustained recovery beginning in late 1993 and the state's budget returned to a positive balance. More recently, the state's economic growth rate has slowed markedly since the start of 2001, which, combined with stock market declines, has led to declines in the state revenues for the first time in a decade. To respond to its own revenue shortfalls, the state has reduced assistance to its public authorities and political subdivisions. Cutbacks in state aid could further adversely affect the financial condition of cities, counties and education districts which are subject to their own fiscal constraints. California voters in the past have passed amendments to the California Constitution and other measures that limit the taxing and spending authority of California governmental entities, and future voter initiatives could result in adverse consequences affecting California municipal instruments. These factors, among others (including the outcome of related pending litigation), could reduce the credit standing of certain issuers of California municipal instruments.

Similarly, Florida's economy is influenced by numerous factors, including transfer payments from the Federal government (social security benefits, pension benefits, etc.), population growth, tourism, interest rates and hurricane activity. From time to time, Florida and its political subdivisions have encountered financial difficulties. Florida is highly dependent upon sales and use taxes, which account for the majority of its General Fund revenues. The Florida Constitution does not permit a state or local personal income tax. The Florida Constitution may limit the State's ability to raise revenues and may have an adverse effect on the State's finances and political subdivisions.

Arizona's economy is also influenced by numerous factors, including developments in the aerospace, high technology, light manufacturing, government and service industries. During the 1990s, however, Arizona's efforts to diversify its economy enabled it to realize increasing growth rates. Arizona has adopted a new method of financing its public school system following the Arizona
Supreme Court's 1994 ruling that the former system was unconstitutional. The State of Arizona is not authorized to issue general obligation bonds.

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If Florida or Arizona or any of their respective political subdivisions should suffer serious financial difficulties to the extent their ability to pay their obligations might be jeopardized, the ability of such entities to market their securities, and the value of the Florida Intermediate Tax-Exempt Fund or the Arizona Tax-Exempt Fund, could be adversely affected.

In addition to the risk of nonpayment of California, Florida or Arizona municipal instruments, if these obligations decline in quality and are downgraded by an NRSRO, they may become ineligible for purchase by the Funds. Since there are large numbers of buyers of these instruments, the supply of California, Florida or Arizona municipal instruments that are eligible for purchase by the Funds could become inadequate at certain times.

A more detailed description of special factors affecting investments in California, Florida and Arizona municipal instruments is provided in the Additional Statement.


ADDITIONAL DESCRIPTION OF SECURITIES AND COMMON INVESTMENT TECHNIQUES


ASSET-BACKED SECURITIES. Asset-backed securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. Asset-backed securities represent participations in, or are secured by and payable from, pools of assets such as mortgages, automobile loans, credit card receivables and other financial assets. In effect, these securities "pass through" the monthly payments that individual borrowers make on their mortgages or other assets net of any fees paid to the issuers. Examples of these include guaranteed mortgage pass-through certificates, collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs").

INVESTMENT STRATEGY. The U.S. Government Fund and the Short-Intermediate U.S. Government Fund may purchase securities that are secured or backed by mortgages issued by the U.S. government, its agencies, instrumentalities or sponsored enterprises or guaranteed by the U.S. government. The other Funds may purchase these and other types of asset-backed securities. Asset-backed securities are subject to the same quality requirements as other types of fixed income securities that are held by a Fund.

SPECIAL RISKS. In addition to credit and market risk, asset-backed securities involve prepayment risk because the underlying assets (loans) may be prepaid at any time. The value of these securities may also change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing the credit support or the counterparty. Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and Federal consumer credit laws. Automobile receivables are subject to the risk that the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing the receivables.

BORROWINGS AND REVERSE REPURCHASE AGREEMENTS. The Funds may borrow money and enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund's agreement to repurchase them at a mutually agreed upon date and price (including interest).

INVESTMENT STRATEGY. Each Fund may borrow and enter into reverse repurchase agreements in amounts not exceeding one-third of the value of its total assets (including the amount borrowed). Each Fund may also borrow up to an additional 5% of its total assets for temporary purposes. The Funds may enter into reverse repurchase agreements when the investment management team expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense.

SPECIAL RISKS. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by the Funds decline in value while these transactions are outstanding, the net asset value of the Funds' outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that the interest

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income earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.

CONVERTIBLE SECURITIES. A convertible security is a bond or preferred stock that may be converted (exchanged) into the common stock of the issuing company within a specified time period for a specified number of shares. Convertible securities offer a way to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

INVESTMENT STRATEGY. The Fixed Income Fund, High Yield Fixed Income Fund and Global Fixed Income Fund may each acquire convertible securities. These securities are subject to the same rating requirements as fixed income securities held by a Fund.

SPECIAL RISKS. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of either a conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. Additionally, a convertible security will normally also provide income and is therefore subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. Also, a Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund's ability to achieve its investment objective.

CUSTODIAL RECEIPTS. Custodial receipts are participations in trusts that hold U.S. government, bank or corporate obligations. They entitle the holder to future interest or principal payments or both on securities held by the custodian.

INVESTMENT STRATEGY. To the extent consistent with their respective investment objectives, the Funds may invest a portion of their assets in custodial receipts. Investments by the U.S. Government Fund and Short-Intermediate U.S. Government Fund in custodial receipts, if any, are anticipated to be minimal and in no event will exceed 20% of the value of such Funds' net assets.

SPECIAL RISKS. Like other stripped obligations (which are described below), stripped custodial receipts may be subject to greater price volatility than ordinary debt obligations because of the way in which their principal and interest are returned to investors.

EXCHANGE RATE-RELATED SECURITIES. Exchange rate-related securities represent certain debt obligations whose principal values are linked to a foreign currency but which are repaid in U.S. dollars.

INVESTMENT STRATEGY. The Fixed Income, Global Fixed Income and High Yield Fixed Income Funds may invest in exchange rate-related securities.

SPECIAL RISKS. The principal payable on an exchange rate-related security is subject to currency risk. In addition, the potential illiquidity and high volatility of the foreign exchange market may make exchange rate-related securities difficult to sell prior to maturity at an appropriate price.

FORWARD CURRENCY EXCHANGE CONTRACTS. A forward currency exchange contract is an obligation to exchange one currency for another on a future date at a specified exchange rate.

INVESTMENT STRATEGY. Each of the Funds may enter into forward currency exchange contracts for hedging purposes and to help reduce the risks and volatility caused by changes in foreign currency exchange rates. The Global Fixed Income Fund, the Fixed Income Fund and the High Yield Fixed Income Fund may also enter into these contracts for speculative purposes (i.e., to increase total return) or for cross-hedging purposes. Foreign currency exchange contracts will be used at the discretion of the investment management team, and no Fund is required to hedge its foreign currency positions.

SPECIAL RISKS. Forward foreign currency contracts are privately negotiated transactions, and can have substantial price volatility. As a result, they offer less protection against default by the other party than is available for instruments

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traded on an exchange. When used for hedging purposes, they tend to limit any potential gain that may be realized if the value of a Fund's foreign holdings increases because of currency fluctuations. When used for speculative purposes, forward currency exchange contracts may result in additional losses that are not otherwise related to changes in the value of the securities held by a Fund. The institutions that deal in forward currency contracts are not required to continue to make markets in the currencies that trade and these markets can experience periods of illiquidity.

FUTURES CONTRACTS AND RELATED OPTIONS. A futures contract is a type of derivative instrument that obligates the holder to buy or sell a specified financial instrument or currency in the future at an agreed upon price. For example, a futures contract may obligate a Fund, at maturity, to take or make delivery of certain domestic or foreign securities, the cash value of a securities index or a stated quantity of a foreign currency. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised.

INVESTMENT STRATEGY. To the extent consistent with its investment objective, each Fund may invest in futures contracts and options on futures contacts on domestic or foreign exchanges or boards of trade. These investments may be used for hedging purposes, to increase total return or to maintain liquidity to meet potential shareholder redemptions, invest cash balances or dividends or minimize trading costs.

The value of a Fund's futures contacts may equal up to 100% of its total assets. However, except as otherwise permitted by the Commodity Futures Trading Commission, a Fund will not purchase or sell a futures contract unless, after the transaction, the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options used for non-hedging purposes is 5% or less of its total assets. Alternative limitations on the use of futures contracts and related options may be stated from time to time in the Additional Statement.

SPECIAL RISKS. Futures contracts and options present the following risks: imperfect correlation between the change in market value of a Fund's securities and the price of futures contracts and options; the possible inability to close a futures contract when desired; losses due to unanticipated market movements which are potentially unlimited; and the possible inability of the investment management team to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's NAV. As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Portfolio. Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Foreign exchanges or boards of trade generally do not offer the same protections as U.S. exchanges.

ILLIQUID OR RESTRICTED SECURITIES. Illiquid securities include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable amount master demand notes that cannot be called within seven days, certain insurance funding agreements (see below), certain unlisted over-the-counter options and other securities that are traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act").

INVESTMENT STRATEGY. Each Fund may invest up to 15% of its net assets in securities that are illiquid. If otherwise consistent with their investment objectives and policies, the Funds may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and domestically traded securities that are not registered under the 1933 Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). These securities will not be considered illiquid so long as an Investment Adviser determines, under guidelines approved by the Trust's Board of Trustees, that an adequate trading market exists.

SPECIAL RISKS. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a

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Fund. The practice of investing in Rule 144A Securities could increase the level of a Fund's illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

INSURANCE FUNDING AGREEMENTS. An insurance funding agreement ("IFA") is an agreement that requires a Fund to make cash contributions to a deposit fund of an insurance company's general account. The insurance company then credits interest to the Fund for a set time period.

INVESTMENT STRATEGY. The Fixed Income Fund, Global Fixed Income Fund and the High Yield Fixed Income Fund may invest in IFAs issued by insurance companies that meet quality and credit standards established by the Investment Adviser.

SPECIAL RISKS. IFAs are not insured by a government agency--they are backed only by the insurance company that issues them. As a result, they are subject to default risk of the non-governmental issuer. In addition, the transfer of IFAs may be restricted and an active secondary market in IFAs does not currently exist. This means that it may be difficult or impossible to sell an IFA at an appropriate price.

INTEREST RATE SWAPS, CURRENCY SWAPS, TOTAL RATE OF RETURN SWAPS, CREDIT SWAPS, AND INTEREST RATE FLOORS, CAPS AND COLLARS. Interest rate and currency swaps are contracts that obligate a Fund and another party to exchange their rights to pay or receive interest or specified amounts of currency, respectively. Interest rate floors entitle the purchasers to receive interest payments if a specified index falls below a predetermined interest rate. Interest rate caps entitle the purchasers to receive interest payments if a specified index exceeds a predetermined interest rate. An interest rate collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Total rate of return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Credit swaps are contracts involving the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specific credit events.

INVESTMENT STRATEGY. The Funds may enter into swap transactions and transactions involving interest rate floors, caps and collars to a limited extent for hedging purposes or to seek to increase total return.

SPECIAL RISKS. The use of swaps and interest rate floors, caps and collars is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Like other derivative securities, these instruments can be highly volatile. If an Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if these instruments were not used. Because these instruments are normally illiquid, a Fund may not be able to terminate its obligations when desired. In addition, if a Fund is obligated to pay the return under the terms of a total rate of return swap, Fund losses due to unanticipated market movements are potentially unlimited. A Fund may also suffer a loss if the other party to a transaction defaults.

INVESTMENT COMPANIES. To the extent consistent with their respective investment objectives and policies, the Funds may invest in securities issued by other investment companies, including money market funds, index funds, iShares(SM) and other exchange-traded funds (or "ETFs").

INVESTMENT STRATEGY. Investments by the Funds in other investment companies, including ETFs, will be subject to the limitations of the 1940 Act except as permitted by SEC orders. The Funds may rely on SEC orders that permit them to invest in certain ETFs beyond the limits contained in the 1940 Act, subject to certain terms and conditions. The Funds may also rely on a SEC order that permits them to invest in money market funds advised by the Investment Advisers or their affiliates.

SPECIAL RISKS. As a shareholder of another investment company, a Fund would be subject to the same risks as any other investor in that company. In addition, it would bear a proportionate share of any fees and expenses paid by that company. These would be in addition to the advisory and other fees paid directly by the Fund. A Fund's investment

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in an ETF involves other considerations. In particular, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. In addition, shares of an ETF are issued in "creation units" and are not individually redeemable except upon termination of the ETF. To redeem, a Fund must accumulate enough shares of an ETF to reconstitute a creation unit. The liquidity of a small holding of an ETF will, therefore, depend upon the existence of a secondary market. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF's net asset value.

LOAN PARTICIPATIONS. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary.

INVESTMENT STRATEGY. The High Yield Fixed Income Fund may invest in loan participations in the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in a seller's share of the loan.

SPECIAL RISKS. Like other debt obligations, loan participations may be subject to credit risk if the borrower defaults on making interest payments and repaying the principal. In the case where the Fund purchases a loan assignment or participation from another lender, the Fund is also subject to delays, expenses and risks greater than would have been involved if the Fund had purchased a direct obligation of the borrower.

MORTGAGE DOLLAR ROLLS. A mortgage dollar roll involves the sale by a Fund of securities for delivery in the future (generally within 30 days). The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold.

INVESTMENT STRATEGY. Each Fund may enter into mortgage dollar rolls in an effort to enhance investment performance. For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as financing and do not treat them as borrowings.

SPECIAL RISKS. Successful use of mortgage dollar rolls depends upon the Investment Adviser's ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, a Fund may experience a loss. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund's performance.

MUNICIPAL AND RELATED INSTRUMENTS. Municipal instruments include debt obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities.

Municipal instruments include both "general" and "revenue" bonds and may be issued to obtain funds for various public purposes. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities. In some cases, revenue bonds are also payable from the proceeds of a special excise or other specific revenue source such as lease payments from the user of a facility being financed. Some municipal instruments, known as private activity bonds, are issued to finance projects for private companies. Private activity bonds are usually revenue obligations since they are typically payable by the user of the facilities financed by the bonds.

Municipal instruments also include "moral obligation" bonds, municipal leases, certificates of participation and custodial receipts. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or municipality. Municipal leases and participation certificates present the risk that the state or municipality

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involved will not appropriate the monies to meet scheduled payments on an annual basis. Custodial receipts represent interests in municipal instruments held by a trustee or custodian.

Municipal instruments also include tax-exempt derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have imbedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate.

A Fund may acquire "stand-by commitments" relating to the municipal instruments it holds. Under a stand-by commitment, a dealer agrees to purchase, at the Fund's option, specified municipal instruments at a specified price. A stand-by commitment may increase the cost, and thereby reduce the yield, of the municipal instruments to which the commitment relates. The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights for trading purposes.

INVESTMENT STRATEGY. The Tax-Exempt Funds and High Yield Municipal Fund invest primarily in municipal instruments. Although it is not their current policy to do so on a regular basis, these Funds may invest more than 25% of their total assets in municipal instruments the interest upon which is paid solely by governmental issuers from revenues of similar projects. However, they do not intend to invest more than 25% of the value of their total assets in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues to be paid are in the same industry.

The Florida Intermediate Tax-Exempt Fund expects to make significant investments in Florida municipal instruments, the California Funds expect to make significant investments in California municipal instruments and the Arizona Tax-Exempt Fund expects to make significant investments in Arizona municipal instruments. The other Tax-Exempt Funds and the High Yield Municipal Fund may also invest from time to time more than 25% of the value of their total assets in municipal instruments whose issuers are in the same state.

The Taxable Funds may invest from time to time in municipal instruments or other securities issued by state and local governmental bodies. Generally, this will occur when the yield of municipal instruments, on a pre-tax basis, is comparable to that of other permitted short-term taxable investments. Dividends paid by the Taxable Funds on such investments will be taxable to shareholders.

SPECIAL RISKS. Municipal instruments may be backed by letters of credit, insurance or other forms of credit enhancement issued by foreign (as well as domestic) banks, insurance companies and other financial institutions. If the credit quality of these banks, insurance companies and financial institutions declines, a Fund could suffer a loss to the extent that the Fund is relying upon this credit support. Risks relating to foreign banks and financial institutions are described on page 58 under "Foreign Investments."

In addition, when a substantial portion of a Fund's assets is invested in instruments which are used to finance facilities involving a particular industry, whose issuers are in the same state or which are otherwise related, there is a possibility that an economic, business or political development affecting one instrument would likewise affect the related instrument.

Some tax-exempt derivative instruments represent relatively recent innovations in the municipal bond markets, and the trading market for these instruments is less developed than the markets for traditional types of municipal instruments. It is, therefore, uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of municipal instruments and may present greater potential for capital gain or loss. The possibility of default by the issuer or the issuer's credit provider may be greater for tax-exempt derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information, and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service has not ruled on whether the interest received on a tax-exempt derivative instrument is tax-exempt and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.

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OPTIONS. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a "call") or sell (a "put") an asset in the future at an agreed upon price prior to the expiration date of the option.

INVESTMENT STRATEGY. To the extent consistent with its investment objective, each Fund may write (sell) covered call options, buy put options, buy call options and write secured put options for hedging or cross hedging purposes or to earn additional income. Options may relate to particular securities, foreign or domestic securities indices, financial instruments, foreign currencies or (in the case of Fixed Income Fund, Global Fixed Income Fund and High Yield Fixed Income Fund) the yield differential between two securities.

SPECIAL RISKS. Options trading is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary Fund securities transactions. The value of options can be highly volatile, and their use can result in loss if the investment management team is incorrect in its expectation of price fluctuations. The successful use of options for hedging purposes also depends in part on the ability of the investment management team to predict future price fluctuations and the degree of correlation between the options and securities markets.

Each Fund will invest and trade in unlisted over-the-counter options only with firms deemed creditworthy by the Investment Adviser. However, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members which fail to perform them in connection with the purchase or sale of options.

PREFERRED STOCK. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stock owners but after bond owners.

INVESTMENT STRATEGY. To the extent consistent with their respective investment objectives and policies, the Funds may invest in preferred stocks.

SPECIAL RISKS. Unlike most debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

REAL ESTATE INVESTMENT TRUSTS (REITS). REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans.

INVESTMENT STRATEGY. To the extent consistent with their respective investment objectives, the Funds may invest in REITs.

SPECIAL RISKS. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and the ability of a REIT's manager. REITs are also subject to risks generally associated with investments in real estate. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of securities by a Fund subject to the seller's agreement to repurchase them at a mutually agreed upon date and price.

INVESTMENT STRATEGY. Each Fund may enter into repurchase agreements with financial institutions such as banks and broker-dealers that are deemed to be creditworthy by the Investment Adviser. Although the securities subject to a repurchase agreement may have maturities exceeding one year, settlement of the agreement will never occur more than one year after a Fund acquires the securities.

SPECIAL RISKS. In the event of a default, a Fund will suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral are less than the repurchase price and the Fund's costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy, a Fund could suffer risks, securities, techniques and financial information additional losses if a court determines that the Fund's interest in the collateral is unenforceable by the Fund.

SECURITIES LENDING. In order to generate additional income, the Funds (other than the Tax-Exempt Funds and

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

the High Yield Municipal Fund) may lend securities to banks, brokers and dealers or other qualified institutions. In exchange, the Funds will receive collateral equal to at least 100% of the value of the securities loaned.

INVESTMENT STRATEGY. Securities lending may represent no more than one-third the value of a Fund's total assets (including the loan collateral). Any cash collateral received by a Fund in connection with these loans may be invested in a variety of short-term investments, either directly or indirectly through money market funds. Such instruments are not limited to U.S. government securities and may include short-term obligations of banks and other corporations. Loan collateral (including any investment of the collateral) is not included in the calculation of the percentage limitations described elsewhere in this Prospectus regarding a Fund's investments in particular types of securities.

SPECIAL RISKS. A principal risk when lending portfolio securities is that the borrower might become insolvent or refuse to honor its obligation to return the securities. In this event, a Fund could experience delays in recovering its securities and may incur a capital loss. A Fund will be responsible for any loss that might result from its investment of the cash collateral it receives from a borrower.

STRIPPED OBLIGATIONS. These securities are issued by the U.S. government (an agency, instrumentality or sponsored enterprise), foreign governments, banks and other issuers. They entitle the holder to receive either interest payments or principal payments that have been "stripped" from a debt obligation. These obligations include stripped mortgage-backed securities, which are derivative multi-class mortgage securities.

INVESTMENT STRATEGY. To the extent consistent with their respective investment objectives, the Funds may purchase stripped securities.

SPECIAL RISKS. Stripped securities are very sensitive to changes in interest rates and to the rate of principal prepayments. A rapid or unexpected change in either interest rates or principal prepayments could depress the price of stripped securities held by the Funds and adversely affect a Fund's total return.

TEMPORARY INVESTMENTS. The Funds may temporarily hold cash and/or invest in short-term obligations including U.S. government obligations, high-quality money market instruments (including commercial paper and obligations of foreign and domestic banks such as certificates of deposit, bank and deposit notes, bankers' acceptances and fixed time deposits), and repurchase agreements with maturities of 13 months or less.

INVESTMENT STRATEGY. A Fund may temporarily hold cash or invest all or any portion of its assets in short-term obligations pending investment or to meet anticipated redemption requests. A Fund may also hold cash or invest in short-term obligations as a temporary measure mainly designed to limit a Fund's losses in response to adverse market, economic or other conditions when the Investment Adviser believes that it is in the best interest of the Fund to pursue such defensive strategy. The Investment Adviser may, however, choose not to make such temporary investments even in very volatile or adverse conditions.

SPECIAL RISKS. A Fund may not achieve its investment objective when it holds cash or invests its assets in short-term obligations or otherwise makes temporary investments. A Fund may also miss investment opportunities and have a lower total return during these periods.

UNITED STATES GOVERNMENT OBLIGATIONS. These include U.S. Treasury obligations, such as bills, notes and bonds, which generally differ only in terms of their interest rates, maturities and time of issuance. These also include obligations issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises. Securities guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities or sponsored enterprises are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, an agency, instrumentality or sponsored enterprise thereof, and (b) participations in loans made to foreign governments or their agencies that are so guaranteed.

INVESTMENT STRATEGY. To the extent consistent with its investment objective, each Fund may invest in a variety of U.S. Treasury obligations and also may invest in obligations issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises.

SPECIAL RISKS. Not all U.S. government obligations carry the same credit support. Some, such as those of the Government National Mortgage Association ("Ginnie Mae"), are supported by the full faith and credit of the United States Treasury. Other obligations, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the United States Treasury; and others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations. Still others are supported only by the credit of the instrumentality or sponsored enterprise. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.

VARIABLE AND FLOATING RATE INSTRUMENTS. Variable and floating rate instruments have interest rates that are periodically adjusted either at set intervals or that float at a margin tied to a specified index rate. These instruments include variable amount master demand notes, long-term variable and floating rate bonds (sometimes referred to as "Put Bonds") where the Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and leveraged inverse floating rate instruments ("inverse floaters"). An inverse floater is leveraged to the extent that its interest rate varies by an amount that exceeds the amount of the variation in the index rate of interest. Some variable and floating rate instruments have interest rates that are periodically adjusted as a result of changes in inflation rates.

INVESTMENT STRATEGY. Each Fund may invest in variable and floating rate instruments to the extent consistent with its investment objective.

SPECIAL RISKS. The market values of inverse floaters are subject to greater volatility than other variable and floating rate instruments due to their higher degree of leverage. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Funds are not entitled to exercise their demand rights. As a result, the Funds could suffer a loss with respect to these instruments.

WARRANTS. A warrant represents the right to purchase a security at a predetermined price for a specified period of time.

INVESTMENT STRATEGY. The High Yield Fixed Income Fund may invest in warrants and similar rights. The Fund may also purchase bonds that are issued in tandem with warrants.

SPECIAL RISKS. Warrants are derivative instruments that present risks similar to options.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS. A purchase of "when-issued" securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

INVESTMENT STRATEGY. Each Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Although the Funds would generally purchase securities in these transactions with the intention of acquiring the securities, the Funds may dispose of such securities prior to settlement if the investment management team deems it appropriate to do so.

SPECIAL RISKS. Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may decrease by the time they are actually issued or delivered. Conversely, selling securities in these transactions involves the risk that the value of the securities may increase by the time they are actually issued or delivered. These transactions also involve the risk that the counterparty may fail to deliver the security or cash on the settlement date.

ZERO COUPON, PAY-IN-KIND AND CAPITAL APPRECIATION BONDS. These are securities issued at a discount from their face value because interest payments are typically postponed until maturity. Interest payments on pay-in-kind securities are payable by the delivery of additional securities. The amount of the discount rate varies depending on factors such as the time remaining until maturity, prevailing interest rates, a security's liquidity and the issuer's credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments.

INVESTMENT STRATEGY. Each Fund may invest in zero coupon, pay-in-kind and capital appreciation bonds to the extent consistent with its investment objective.

SPECIAL RISKS. The market prices of zero coupon, pay-in-kind and capital appreciation bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. A Fund's investments in zero coupon, pay-in-kind and capital appreciation bonds may require the Fund to sell some of its Fund securities to generate sufficient cash to satisfy certain income distribution requirements.

MISCELLANEOUS. TNTC is sometimes referred to as "The Northern Trust Bank" in advertisements and other sales literature.

                       THIS PAGE INTENTIONALLY LEFT BLANK

FINANCIAL INFORMATION

THE FINANCIAL HIGHLIGHTS TABLES ARE INTENDED TO HELP YOU UNDERSTAND A FUND'S FINANCIAL PERFORMANCE FOR THE PAST FIVE YEARS (OR, IF SHORTER, THE PERIOD OF THE FUND'S OPERATIONS).


Certain information reflects the financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund for a share held for the entire period (assuming reinvestment of all dividends and distributions). The financial highlights for the fiscal year ended March 31, 2003 have been audited by Deloitte & Touche LLP, whose report, along with the Funds' financial statements, is included in the annual report which is available upon request and without charge. The financial highlights for the fiscal years ended prior to March 31, 2003 were audited by other independent auditors.

FINANCIAL HIGHLIGHTS                         FOR THE FISCAL YEARS ENDED MARCH 31



                                                                                     ARIZONA TAX-EXEMPT FUND
SELECTED PER SHARE DATA                                              2003             2002             2001            2000(3)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $      10.46     $      10.66     $      10.03     $      10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                                 0.42             0.43             0.45             0.20
   Net realized and unrealized gains (losses)                            0.60            (0.06)            0.63             0.03
   Total Income from Investment Operations                               1.02             0.37             1.08             0.23
--------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS PAID:
   From net investment income                                           (0.42)           (0.43)           (0.45)           (0.20)
   From net realized gains                                              (0.18)           (0.14)              --               --
--------------------------------------------------------------------------------------------------------------------------------
   Total Distributions Paid                                             (0.60)           (0.57)           (0.45)           (0.20)
--------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                                   $      10.88     $      10.46     $      10.66     $      10.03
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                                          9.87%            3.47%           10.98%            2.43%

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands, end of period                       $     82,177     $     76,428     $     74,134     $     66,377
   Ratio to average net assets of: (2)
      Expenses, net of waivers and reimbursements                        0.85%            0.85%            0.85%            0.85%
      Expenses, before waivers and reimbursements                        1.12%            1.12%            1.14%            1.23%
      Net investment income, net of waivers and reimbursements           3.85%            4.01%            4.34%            4.28%
      Net investment income, before waivers and reimbursements           3.58%            3.74%            4.05%            3.90%
Portfolio Turnover Rate                                                115.89%           93.29%          101.77%           29.85%



(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR. TOTAL RETURN IS NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.

(2) ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.

(3) COMMENCED INVESTMENT OPERATIONS ON OCTOBER 1, 1999.

FINANCIAL HIGHLIGHTS                         FOR THE FISCAL YEARS ENDED MARCH 31



                                                                          CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND
SELECTED PER SHARE DATA                                              2003             2002             2001            2000(3)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $      10.26     $      10.44     $      10.02     $      10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                                 0.37             0.42             0.45             0.20
   Net realized and unrealized gains (losses)                            0.54            (0.11)            0.42             0.02
   Total Income from Investment Operations                               0.91             0.31             0.87             0.22
--------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS PAID:
   From net investment income                                           (0.37)           (0.42)           (0.45)           (0.20)
   From net realized gains                                              (0.18)           (0.07)              --               --
--------------------------------------------------------------------------------------------------------------------------------
   Total Distributions Paid                                             (0.55)           (0.49)           (0.45)           (0.20)
--------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                                   $      10.62     $      10.26     $      10.44     $      10.02
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                                          9.06%            3.00%            8.83%            2.37%

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands, end of period                       $     82,430     $     85,617     $     90,328     $     92,470
   Ratio to average net assets of: (2)
      Expenses, net of waivers and reimbursements                        0.85%            0.85%            0.85%            0.85%
      Expenses, before waivers and reimbursements                        1.10%            1.11%            1.10%            1.16%
      Net investment income, net of waivers and reimbursements           3.50%            3.98%            4.37%            4.37%
      Net investment income, before waivers and reimbursements           3.25%            3.72%            4.12%            4.06%
Portfolio Turnover Rate                                                136.67%           84.87%           67.51%           31.29%



(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR. TOTAL RETURN IS NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.

(2) ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.

(3) COMMENCED INVESTMENT OPERATIONS ON OCTOBER 1, 1999.

FINANCIAL HIGHLIGHTS                         FOR THE FISCAL YEARS ENDED MARCH 31



                                                                                   CALIFORNIA TAX-EXEMPT FUND
SELECTED PER SHARE DATA                                            2003           2002         2001          2000          1999
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                               $   10.79     $   10.99     $   10.32     $   10.89     $   10.76

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                              0.44          0.47          0.47          0.43          0.43
   Net realized and unrealized gains (losses)                         0.71         (0.15)         0.67         (0.55)         0.23
   Total Income (Loss) from Investment Operations                     1.15          0.32          1.14         (0.12)         0.66
----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS PAID:
   From net investment income                                        (0.44)        (0.47)        (0.47)        (0.43)        (0.43)
   From net realized gains                                           (0.18)        (0.05)           --         (0.02)        (0.10)
----------------------------------------------------------------------------------------------------------------------------------
   Total Distributions Paid                                          (0.62)        (0.52)        (0.47)        (0.45)        (0.53)
----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF YEAR                                     $   11.32     $   10.79     $   10.99     $   10.32     $   10.89
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                                      10.88%         2.87%        11.29%        (0.93)%        6.20%

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands, end of year                         $ 125,574     $ 125,335     $ 128,061     $ 123,347     $  77,249
   Ratio to average net assets of:
      Expenses, net of waivers and reimbursements                     0.85%         0.85%         0.85%         0.85%         0.85%
      Expenses, before waivers and reimbursements                     1.08%         1.08%         1.08%         1.10%         1.17%
      Net investment income, net of waivers and reimbursements        3.97%         4.24%         4.41%         4.35%         3.87%
      Net investment income, before waivers and reimbursements        3.74%         4.01%         4.18%         4.10%         3.55%
Portfolio Turnover Rate                                             166.17%        73.96%        84.63%        67.91%        62.55%



(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR.

FINANCIAL HIGHLIGHTS                         FOR THE FISCAL YEARS ENDED MARCH 31



                                                                                        FIXED INCOME FUND
SELECTED PER SHARE DATA                                            2003           2002         2001           2000         1999
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                               $    9.74     $   10.10     $    9.62     $   10.15     $   10.42

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                              0.37          0.56          0.59          0.54          0.54
   Net realized and unrealized gains (losses)                         0.52         (0.17)         0.48         (0.50)           --
   Total Income from Investment Operations                            0.89          0.39          1.07          0.04          0.54
----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS PAID:
   From net investment income                                        (0.40)        (0.56)        (0.59)        (0.54)        (0.54)
   From net realized gains                                              --         (0.19)           --         (0.03)        (0.27)
----------------------------------------------------------------------------------------------------------------------------------
   Total Distributions Paid                                          (0.40)        (0.75)        (0.59)        (0.57)        (0.81)
----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF YEAR                                     $   10.23     $    9.74     $   10.10     $    9.62     $   10.15
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                                       9.27%         3.09%        11.47%         0.57%         5.18%

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands, end of year                         $ 727,738     $ 733,501     $ 732,644     $ 643,434     $ 275,108
   Ratio to average net assets of:
      Expenses, net of waivers, reimbursements and credits            0.90%(2)      0.90%         0.90%         0.90%         0.90%
      Expenses, before waivers, reimbursements and credits            1.04%         1.03%         1.04%         1.06%         1.08%
      Net investment income, net of waivers, reimbursements
       and credits                                                    3.70%         5.62%         5.99%         5.66%         5.15%
      Net investment income, before waivers, reimbursements
       and credits                                                    3.56%         5.49%         5.85%         5.50%         4.97%
Portfolio Turnover Rate                                             422.89%       246.52%       226.92%       105.70%        84.85%



(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR.

(2) THE NET EXPENSE RATIO INCLUDES CUSTODIAN CREDITS OF APPROXIMATELY $29,000, OR 0.01% OF AVERAGE NET ASSETS. ABSENT THE CUSTODIAN CREDIT ARRANGEMENT, EXPENSE REIMBURSEMENT WOULD HAVE BEEN INCREASED BY A CORRESPONDING AMOUNT.

FINANCIAL HIGHLIGHTS                         FOR THE FISCAL YEARS ENDED MARCH 31



                                                                               FLORIDA INTERMEDIATE TAX-EXEMPT FUND
SELECTED PER SHARE DATA                                             2003          2002         2001          2000          1999
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                               $   10.38     $   10.50     $   10.07     $   10.47     $   10.47

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                              0.32          0.38          0.43          0.38          0.39
   Net realized and unrealized gains (losses)                         0.60         (0.05)         0.43         (0.37)         0.16
   Total Income from Investment Operations                            0.92          0.33          0.86          0.01          0.55
----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS PAID:
   From net investment income                                        (0.32)        (0.38)        (0.43)        (0.38)        (0.39)
   From net realized gains                                           (0.15)        (0.07)           --         (0.03)        (0.16)
----------------------------------------------------------------------------------------------------------------------------------
   Total Distributions Paid                                          (0.47)        (0.45)        (0.43)        (0.41)        (0.55)
----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF YEAR                                     $   10.83     $   10.38     $   10.50     $   10.07     $   10.47
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                                       9.01%         3.16%         8.68%         0.30%         5.38%

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands, end of year                         $  55,958     $  47,108     $  41,389     $  41,976     $  37,121
   Ratio to average net assets of:
      Expenses, net of waivers and reimbursements                     0.85%         0.85%         0.85%         0.85%         0.85%
      Expenses, before waivers and reimbursements                     1.18%         1.23%         1.21%         1.24%         1.29%
      Net investment income, net of waivers and reimbursements        3.00%         3.57%         4.16%         3.84%         3.67%
      Net investment income, before waivers and reimbursements        2.67%         3.19%         3.80%         3.45%         3.23%
Portfolio Turnover Rate                                             258.98%       155.55%       169.70%       133.01%        57.98%



(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR.

FINANCIAL HIGHLIGHTS                         FOR THE FISCAL YEARS ENDED MARCH 31



                                                                                     GLOBAL FIXED INCOME FUND
SELECTED PER SHARE DATA                                            2003          2002          2001          2000          1999
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                               $    9.13     $    9.62     $    9.56     $   10.38     $    9.85

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                                       0.31          0.33          0.64         (0.25)         0.38
   Net realized and unrealized gains (losses)                         1.36         (0.31)        (0.49)        (0.28)         0.58
   Total Income (Loss) from Investment Operations                     1.67          0.02          0.15         (0.53)         0.96
----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS PAID:
   From net investment income                                        (0.21)        (0.48)        (0.09)           --         (0.32)
   From net realized gains                                              --         (0.03)           --            --         (0.07)
   In excess of net investment income                                   --            --            --         (0.29)           --
   In excess of net realized gains                                      --            --            --            --         (0.04)
----------------------------------------------------------------------------------------------------------------------------------
   Total Distributions Paid                                          (0.21)        (0.51)        (0.09)        (0.29)        (0.43)
----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF YEAR                                     $   10.59     $    9.13     $    9.62     $    9.56     $   10.38
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                                      18.41%         0.01%         1.54%        (5.11)%        9.68%

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands, end of year                         $  27,746     $  24,879     $  18,890     $  19,130     $  14,285
   Ratio to average net assets of:
      Expenses, net of waivers and reimbursements                     1.15%         1.15%         1.15%         1.15%         1.15%
      Expenses, before waivers and reimbursements                     1.64%         1.69%         1.74%         1.81%         1.96%
      Net investment income, net of waivers and reimbursements        3.07%         4.08%         4.26%         4.06%         4.69%
      Net investment income, before waivers and reimbursements        2.58%         3.54%         3.67%         3.40%         3.88%
Portfolio Turnover Rate                                             146.28%       296.89%       297.11%        90.69%        16.49%



(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR.

FINANCIAL HIGHLIGHTS                         FOR THE FISCAL YEARS ENDED MARCH 31



                                                                                   HIGH YIELD FIXED INCOME FUND
SELECTED PER SHARE DATA                                             2003          2002          2001         2000         1999(3)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $    7.84     $    8.42     $    9.30     $   10.10     $   10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                              0.64          0.76          0.95          0.85          0.11
   Net realized and unrealized gains (losses)                        (0.28)        (0.58)        (0.88)        (0.79)         0.08
   Total Income from Investment Operations                            0.36          0.18          0.07          0.06          0.19
----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS PAID:
   From net investment income                                        (0.64)        (0.76)        (0.95)        (0.86)        (0.09)
----------------------------------------------------------------------------------------------------------------------------------
   Total Distributions Paid                                          (0.64)        (0.76)        (0.95)        (0.86)        (0.09)
----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                                   $    7.56     $    7.84     $    8.42     $    9.30     $   10.10
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                                       5.10%         2.28%         0.77%         0.80%         2.06%

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands, end of period                       $ 388,619     $ 272,110     $ 206,175     $ 165,510     $  40,864
   Ratio to average net assets of: (2)
      Expenses, net of waivers and reimbursements                     0.90%         0.90%         0.90%         0.90%         0.90%
      Expenses, before waivers and reimbursements                     1.07%         1.07%         1.06%         1.12%         2.18%
      Net investment income, net of waivers and reimbursements        8.61%         9.35%        10.71%         9.55%         6.78%
      Net investment income, before waivers and reimbursements        8.44%         9.18%        10.55%         9.33%         5.50%
Portfolio Turnover Rate                                             138.79%       125.63%       159.35%        87.92%         0.00%



(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR. TOTAL RETURN IS NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.

(2) ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.

(3) COMMENCED INVESTMENT OPERATIONS AFTER THE CLOSE OF BUSINESS ON DECEMBER 31, 1998.

FINANCIAL HIGHLIGHTS                         FOR THE FISCAL YEARS ENDED MARCH 31



                                                                                    HIGH YIELD MUNICIPAL FUND
SELECTED PER SHARE DATA                                            2003          2002           2001         2000         1999(4)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $    9.16     $    9.15     $    9.01     $   10.01     $   10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                              0.46          0.48          0.49          0.44          0.05
   Net realized and unrealized gains (losses)                         0.20          0.01          0.14         (0.99)           --
   Total Income (Loss) from Investment Operations                     0.66          0.49          0.63         (0.55)         0.05
----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS PAID:
   From net investment income                                        (0.46)        (0.48)        (0.49)        (0.45)        (0.04)
----------------------------------------------------------------------------------------------------------------------------------
   Total Distributions Paid                                          (0.46)        (0.48)        (0.49)        (0.45)        (0.04)
----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                                   $    9.36     $    9.16     $    9.15     $    9.01     $   10.01
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                                       7.36%         5.49%         7.14%        (5.40)%        0.57%

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands, end of period                       $  52,245     $  37,844     $  31,383     $  21,118     $  10,033
   Ratio to average net assets of: (2)
      Expenses, net of waivers, reimbursements and credits            0.85%(3)      0.85%         0.85%         0.85%         0.85%
      Expenses, before waivers, reimbursements and credits            1.20%         1.20%         1.34%         1.46%         5.60%
      Net investment income, net of waivers, reimbursements
       and credits                                                    4.95%         5.24%         5.35%         5.12%         2.92%
      Net investment income, before waivers, reimbursements
       and credits                                                    4.60%         4.89%         4.86%         4.51%        (1.83)%
Portfolio Turnover Rate                                              29.13%        38.53%        14.57%        21.69%         0.00%



(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR. TOTAL RETURN IS NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.

(2) ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.

(3) THE NET EXPENSE RATIO INCLUDES CUSTODIAN CREDITS OF APPROXIMATELY $23,000, OR 0.05% OF AVERAGE NET ASSETS. ABSENT THE CUSTODIAN CREDIT ARRANGEMENT, EXPENSE REIMBURSEMENT WOULD HAVE BEEN INCREASED BY A CORRESPONDING AMOUNT.

(4) COMMENCED INVESTMENT OPERATIONS AFTER THE CLOSE OF BUSINESS ON DECEMBER 31, 1998.

FINANCIAL HIGHLIGHTS                         FOR THE FISCAL YEARS ENDED MARCH 31



                                                                                    INTERMEDIATE TAX-EXEMPT FUND
SELECTED PER SHARE DATA                                            2003           2002         2001           2000         1999
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                               $   10.26     $   10.40     $    9.93     $   10.36     $   10.36

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                              0.36          0.39          0.42          0.39          0.39
   Net realized and unrealized gains (losses)                         0.61         (0.06)         0.47         (0.42)         0.11
   Total Income (Loss) from Investment Operations                     0.97          0.33          0.89         (0.03)         0.50
----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS PAID:
   From net investment income                                        (0.36)        (0.39)        (0.42)        (0.39)        (0.39)
   From net realized gains                                           (0.23)        (0.08)           --         (0.01)        (0.11)
----------------------------------------------------------------------------------------------------------------------------------
   Total Distributions Paid                                          (0.59)        (0.47)        (0.42)        (0.40)        (0.50)
----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF YEAR                                     $   10.64     $   10.26     $   10.40     $    9.93     $   10.36
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                                       9.61%         3.30%         9.13%        (0.14)%        4.88%

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands, end of year                         $ 668,777     $ 678,400     $ 677,787     $ 679,271     $ 344,789
   Ratio to average net assets of:
      Expenses, net of waivers and reimbursements                     0.85%         0.85%         0.85%         0.85%         0.85%
      Expenses, before waivers and reimbursements                     1.04%         1.05%         1.04%         1.06%         1.06%
      Net investment income, net of waivers and
       reimbursements                                                 3.36%         3.79%         4.12%         4.03%         3.76%
      Net investment income, before waivers and
       reimbursements                                                 3.17%         3.59%         3.93%         3.82%         3.55%
Portfolio Turnover Rate                                             278.90%       162.34%        91.52%        68.69%        54.03%



(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR.

FINANCIAL HIGHLIGHTS                         FOR THE FISCAL YEARS ENDED MARCH 31



                                                                             SHORT-INTERMEDIATE U.S. GOVERNMENT FUND
SELECTED PER SHARE DATA                                              2003             2002             2001            2000(3)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $      10.16     $      10.27     $       9.89     $      10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                                 0.29             0.42             0.56             0.27
   Net realized and unrealized gains (losses)                            0.51             0.08             0.38            (0.11)
   Total Income from Investment Operations                               0.80             0.50             0.94             0.16
--------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS PAID:
   From net investment income                                           (0.31)           (0.42)           (0.56)           (0.27)
   From net realized gains                                              (0.10)           (0.19)              --               --
--------------------------------------------------------------------------------------------------------------------------------
   Total Distributions Paid                                             (0.41)           (0.61)           (0.56)           (0.27)
--------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                                   $      10.55     $      10.16     $      10.27     $       9.89
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                                          7.91%            4.89%            9.71%            1.76%

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands, end of period                       $    186,953     $    106,121     $     76,937     $     63,468
   Ratio to average net assets of: (2)
      Expenses, net of waivers and reimbursements                        0.90%            0.90%            0.90%            0.90%
      Expenses, before waivers and reimbursements                        1.08%            1.12%            1.13%            1.24%
      Net investment income, net of waivers and reimbursements           2.58%            3.98%            5.50%            5.66%
      Net investment income, before waivers and reimbursements           2.40%            3.76%            5.27%            5.32%
Portfolio Turnover Rate                                                232.91%          223.09%          163.91%           45.44%



(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR. TOTAL RETURN IS NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.

(2)  ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.

(3)  COMMENCED INVESTMENT OPERATIONS ON OCTOBER 1, 1999.

FINANCIAL HIGHLIGHTS                         FOR THE FISCAL YEARS ENDED MARCH 31



                                                                                          TAX-EXEMPT FUND
SELECTED PER SHARE DATA                                             2003          2002          2001          2000          1999
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                               $   10.49     $   10.58     $    9.99     $   10.63     $   10.73

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                              0.46          0.47          0.48          0.45          0.45
   Net realized and unrealized gains (losses)                         0.59         (0.09)         0.59         (0.62)         0.13
   Total Income (Loss) from Investment Operations                     1.05          0.38          1.07         (0.17)         0.58
----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS PAID:
   From net investment income                                        (0.46)        (0.47)        (0.48)        (0.45)        (0.45)
   From net realized gains                                           (0.17)           --            --         (0.02)        (0.23)
----------------------------------------------------------------------------------------------------------------------------------
   Total Distributions Paid                                          (0.63)        (0.47)        (0.48)        (0.47)        (0.68)
----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF YEAR                                     $   10.91     $   10.49     $   10.58     $    9.99     $   10.63
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                                      10.17%         3.60%        11.00%        (1.50)%        5.47%

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands, end of year                         $ 549,211     $ 529,099     $ 545,635     $ 522,450     $ 227,823
   Ratio to average net assets of:
      Expenses, net of waivers and reimbursements                     0.85%         0.85%         0.85%         0.85%         0.85%
      Expenses, before waivers and reimbursements                     1.05%         1.04%         1.04%         1.07%         1.08%
      Net investment income, net of waivers and reimbursements        4.23%         4.39%         4.71%         4.63%         4.13%
      Net investment income, before waivers and reimbursements        4.03%         4.20%         4.52%         4.41%         3.90%
Portfolio Turnover Rate                                             208.04%       134.33%       117.75%       118.69%       140.39%



(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR.

FINANCIAL HIGHLIGHTS                         FOR THE FISCAL YEARS ENDED MARCH 31



                                                                                       U.S. GOVERNMENT FUND

SELECTED PER SHARE DATA                                             2003          2002          2001          2000          1999
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                               $   10.15     $   10.29     $    9.72     $   10.05     $   10.20

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                              0.36          0.44          0.51          0.47          0.50
   Net realized and unrealized gains (losses)                         0.71          0.03          0.57         (0.32)         0.10
   Total Income from Investment Operations                            1.07          0.47          1.08          0.15          0.60
----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS PAID:
   From net investment income                                        (0.38)        (0.44)        (0.51)        (0.47)        (0.49)
   From net realized gains                                           (0.30)        (0.17)           --         (0.01)        (0.26)
----------------------------------------------------------------------------------------------------------------------------------
   Total Distributions Paid                                          (0.68)        (0.61)        (0.51)        (0.48)        (0.75)
----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF YEAR                                     $   10.54     $   10.15     $   10.29     $    9.72     $   10.05
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                                      10.73%         4.65%        11.36%         1.67%         6.01%

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands, end of year                         $ 352,415     $ 338,290     $ 350,038     $ 348,741     $ 268,242
   Ratio to average net assets of:
      Expenses, net of waivers and reimbursements                     0.90%         0.90%         0.90%         0.90%         0.90%
      Expenses, before waivers and reimbursements                     1.05%         1.05%         1.05%         1.07%         1.07%
      Net investment income, net of waivers and reimbursements        3.38%         4.29%         5.08%         4.83%         4.73%
      Net investment income, before waivers and reimbursements        3.23%         4.14%         4.93%         4.66%         4.56%
Portfolio Turnover Rate                                             177.76%       150.25%       100.55%        30.56%       123.75%



(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR.

                       THIS PAGE INTENTIONALLY LEFT BLANK

FOR MORE INFORMATION

ANNUAL/SEMIANNUAL REPORTS

Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION
("ADDITIONAL STATEMENT")

Additional information about the Funds and their policies is also available in the Funds' Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds' annual and semiannual reports and the Additional Statement are available free upon request by calling The Northern Funds Center at 800/595-9111.

TO OBTAIN OTHER INFORMATION AND FOR SHAREHOLDER INQUIRIES:

BY TELEPHONE

Call 800/595-9111

BY MAIL

Northern Funds
P.O. Box 75986
Chicago, IL 60675-5986

ON THE INTERNET

Text-only versions of the Funds' documents are available online and may be downloaded from:

- The SEC's Web site at sec.gov

- Northern Funds' Web site at northernfunds.com

You may review and obtain copies of Trust documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Trust documents by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at: publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202/942-8090.


811-8236

NORTHERN FUNDS PROSPECTUS

NORTHERN MONEY MARKET FUNDS

- CALIFORNIA MUNICIPAL MONEY MARKET FUND

- MONEY MARKET FUND

- MUNICIPAL MONEY MARKET FUND

- U.S. GOVERNMENT MONEY MARKET FUND

- U.S. GOVERNMENT SELECT MONEY MARKET FUND



PROSPECTUS DATED JULY 31, 2003

AN INVESTMENT IN A FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC") OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

ALTHOUGH EACH OF THE FUNDS SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

THE CALIFORNIA MUNICIPAL MONEY MARKET FUND IS NOT AVAILABLE IN CERTAIN STATES. PLEASE CALL 800/595-9111 TO DETERMINE THE AVAILABILITY IN YOUR STATE.

THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  TABLE OF CONTENTS

RISK/RETURN SUMMARY

INFORMATION ABOUT THE OBJECTIVES, PRINCIPAL STRATEGIES AND RISK CHARACTERISTICS OF EACH FUND.

3  OVERVIEW

4  MONEY MARKET FUNDS

   4  California Municipal Money Market Fund
   5  Money Market Fund
   6  Municipal Money Market Fund
   7  U.S. Government Money Market Fund
   7  U.S. Government Select Money Market Fund

8  PRINCIPAL INVESTMENT RISKS

10 FUND PERFORMANCE

   11 California Municipal Money Market Fund
   12 Money Market Fund
   13 Municipal Money Market Fund
   14 U.S. Government Money Market Fund
   15 U.S. Government Select Money Market Fund

16 FUND FEES AND EXPENSES

MANAGEMENT OF THE FUNDS

DETAILS THAT APPLY TO THE FUNDS AS A GROUP.

20 INVESTMENT ADVISER

21 ADVISORY FEES

22 FUND MANAGEMENT

23 OTHER FUND SERVICES

ABOUT YOUR ACCOUNT

HOW TO OPEN, MAINTAIN AND CLOSE AN ACCOUNT.

24 PURCHASING AND SELLING SHARES

   24 Purchasing Shares
   24 Opening an Account
   26 Selling Shares


28 ACCOUNT POLICIES AND OTHER INFORMATION

   28 Automatic Investment Arrangements
   28 Calculating Share Price
   28 Timing of Purchase Requests
   28 In-Kind Purchases and Redemptions
   28 Miscellaneous Purchase Information
   29 Timing of Redemption and Exchange Requests
   29 Payment of Redemption Proceeds
   29 Miscellaneous Redemption Information
   29 Exchange Privileges
   29 Telephone Transactions
   30 Making Changes to Your Account Information
   30 Signature Guarantees
   30 Business Day
   30 Good Order
   30 Customer Identification Program
   31 Early Closings
   31 Emergency Events
   31 Financial Intermediaries
   32 Shareholder Communications


33 DIVIDENDS AND DISTRIBUTIONS

34 TAX CONSIDERATIONS

35 TAX TABLE

RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION

36 RISKS, SECURITIES AND TECHNIQUES

   36 Additional Information on Investment Objectives, Principal Investment
      Strategies and Related Risks
   37 Additional Description of Securities and Common Investment Techniques

43 FINANCIAL INFORMATION

   44 Financial Highlights

FOR MORE INFORMATION

52 ANNUAL/SEMIANNUAL REPORTS

52 STATEMENT OF ADDITIONAL INFORMATION
   (ADDITIONAL STATEMENT)

RISK/RETURN SUMMARY

OVERVIEW

NORTHERN FUNDS (THE "TRUST") IS A FAMILY OF NO-LOAD MUTUAL FUNDS THAT OFFERS A SELECTION OF FUNDS TO INVESTORS, EACH WITH A DISTINCT INVESTMENT OBJECTIVE AND RISK/REWARD PROFILE.

The descriptions on the following pages may help you choose the Fund or Funds that best fit your investment needs. Keep in mind, however, that no Fund can guarantee it will meet its investment objective, and no Fund should be relied upon as a complete investment program.

This Prospectus describes five money market funds (the "Funds") offered by the Trust. The Trust also offers other funds, including equity and fixed income funds, which are described in separate prospectuses.

The Funds seek to maintain a stable net asset value of $1.00 per share. Consistent with this policy, each of the Funds:

- Limits its dollar-weighted average portfolio maturity to 90 days or less;

- Buys securities with remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements); and

- Invests only in U.S. dollar-denominated securities that represent minimal credit risks.


In addition, each Fund limits its investments to "Eligible Securities" as defined by the SEC. Eligible Securities include, generally, securities that either (a) have short-term debt ratings at the time of purchase in the two highest rating categories or (b) are issued or guaranteed by, or otherwise allow a Fund to demand payment from, an issuer with those ratings. Securities that are unrated (including securities of issuers that have long-term but not short-term ratings) may be deemed to be Eligible Securities if they are determined to be of comparable quality by the Investment Adviser under the direction of the Board of Trustees. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, a Fund may continue to hold the issue if the Investment Adviser believes it is in the best interest of the Fund and its shareholders. Securities that are in the highest short-term rating category (and comparable unrated securities) are called "First Tier Securities." Securities in which the Funds invest may not earn as high a level of income as long-term or lower quality securities, which generally have greater market risk and more fluctuation in market value.

In accordance with current SEC regulations, each Fund will generally not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer. However, the California Municipal Money Market Fund may invest up to 25% of its total assets in fewer than 5 issuers, and the other Funds may invest up to 25% of their total assets in the securities of a single issuer for up to three Business Days. These limitations do not apply to cash, certain repurchase agreements, U.S. government securities or securities of other investment companies. In addition, securities subject to certain unconditional guarantees and securities that are not "First Tier Securities" as defined by the SEC are subject to different diversification requirements as described in the Statement of Additional Information ("Additional Statement").

In addition to the instruments described on the pages below, each Fund may use various investment techniques in seeking its investment objective. You can learn more about these techniques and their related risks by reading "Risks, Securities and Techniques" beginning on page 36 of this Prospectus and the Additional Statement.

     MONEY MARKET FUNDS

CALIFORNIA MUNICIPAL MONEY MARKET FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide, to the extent consistent with the preservation of capital and prescribed portfolio standards, a high level of income exempt from regular Federal income tax and California state personal income tax.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS


INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in high-quality short-term instruments, the interest on which is exempt from regular Federal income tax and California state personal income tax. The high level of income sought by the Fund is relative to yields currently available in the tax-exempt marketplace. These instruments may include:

- Fixed, variable and floating rate notes and similar debt instruments;

- Asset-backed securities which are considered municipal instruments (such as trust certificates backed by municipal bonds);

- Tax-exempt commercial paper;

- Municipal bonds, notes, paper or other instruments; and

- Municipal bonds and notes which are guaranteed as to principal and interest or backed by the U.S. government, its agencies, instrumentalities or sponsored enterprises.

Except in extraordinary circumstances, at least 80% of the Fund's net assets will be invested in debt instruments that pay interest which is exempt from regular Federal income tax. In addition, under normal circumstances, at least 80% of the Fund's net assets will be invested in instruments that pay income that is exempt from California state personal income tax ("California municipal instruments"). These may include certain securities of issuers located outside of the State of California.

The Fund is not limited in the amount of its assets that may be invested in alternative minimum tax ("AMT") obligations (also known as "private activity bonds"), which pay interest that may be treated as an item of tax preference to shareholders under the Federal alternative minimum tax. For shareholders subject to AMT, a significant portion of the Fund's dividends may be subject to Federal income tax.

During temporary defensive periods, however, all or any portion of the Fund's assets may be held uninvested or invested in taxable instruments. Taxable investments may consist of those instruments that may be purchased by the Money Market Fund. The Fund may not achieve its investment objective when this temporary defensive strategy is used.

The Fund is "non-diversified" under the Investment Company Act of 1940 (the "1940 Act"), and may potentially invest, subject to SEC regulations, more of its assets in fewer issuers than "diversified" mutual funds.

RISKS. These principal investment risks apply to the Fund: stable NAV, interest rate, credit (or default), prepayment (or call), debt extension, guarantor (or credit enhancement), management, liquidity, project/industrial development bond, counterparty failure, tax, California-specific and non-diversification risks. See page 8 for a discussion of these risks.

MONEY MARKET FUND

INVESTMENT OBJECTIVE

The Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high-quality money market instruments.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing in a broad range of government, bank and commercial obligations that are available in the money markets, including:

- U.S. dollar-denominated obligations of U.S. banks with total assets in excess of $1 billion (including obligations of foreign branches of such banks);

- U.S. dollar-denominated obligations of foreign commercial banks where such banks have total assets in excess of $5 billion;

- High-quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers;

- Corporate bonds, notes, paper and other instruments that are of high-quality;

- Asset-backed securities (such as credit card and automobile receivables);

- Securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities or sponsored enterprises and custodial receipts with respect thereto;

- U.S. dollar-denominated securities issued or guaranteed by one or more foreign governments or political subdivisions, agencies or instrumentalities;

- Repurchase agreements relating to the above instruments; and

- Municipal securities issued or guaranteed by state or local governmental bodies.

RISKS. These principal investment risks apply to the Fund: stable NAV, interest rate, credit (or default), prepayment (or call), debt extension, counterparty failure, guarantor (or credit enhancement), management, liquidity and foreign securities risks. See page 8 for a discussion of these risks.

MUNICIPAL MONEY MARKET FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide, to the extent consistent with the preservation of capital and prescribed portfolio standards, a high level of income exempt from regular Federal income tax by investing primarily in municipal instruments.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in high-quality short-term municipal instruments, the interest on which is exempt from regular Federal income tax. The high level of income sought by the Fund is relative to yields currently available in the tax-exempt marketplace. Municipal instruments may include:

- Fixed, variable and floating rate notes and similar debt instruments;

- Asset-backed securities which are considered municipal instruments (such as trust certificates backed by municipal bonds);

- Tax-exempt commercial paper;

- Municipal bonds, notes, paper or other instruments; and

- Municipal bonds and notes which are guaranteed as to principal and interest or backed by the U.S. government, its agencies, instrumentalities or sponsored enterprises.

Except in extraordinary circumstances, at least 80% of the Fund's net assets will be invested in debt instruments that pay interest which is exempt from regular Federal income tax. AMT obligations, which pay interest that may be treated as an item of tax preference to shareholders under the Federal alternative minimum tax, will be deemed eligible investments for the purposes of determining whether the portfolio meets this policy. To the extent that the Fund invests in AMT obligations, a significant portion of the Fund's dividends may be subject to Federal income tax for shareholders subject to AMT.

During temporary defense periods, all or any portion of the Fund's assets may be held uninvested or invested in taxable instruments. Taxable investments may consist of those instruments that may be purchased by the Money Market Fund. The Fund may not achieve its investment objective when this temporary defensive strategy is used.

RISKS. These principal investment risks apply to the Fund: stable NAV, interest rate, credit (or default), prepayment (or call), debt extension, counterparty failure, guarantor (or credit enhancement), management, liquidity, project/industrial development bond and tax risks. See page 8 for a discussion of these risks.

U.S. GOVERNMENT MONEY MARKET FUND

INVESTMENT OBJECTIVE

The Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high-quality money market instruments.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing, under normal circumstances, substantially all (and at least 80%) of its net assets in securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities or sponsored enterprises, and repurchase agreements backed by such securities.

RISKS. These principal investment risks apply to the Fund: stable NAV, interest rate, prepayment (or call), debt extension, counterparty failure, U.S. government securities, guarantor (or credit enhancement), management and liquidity risks. See page 8 for a discussion of these risks.



















U.S. GOVERNMENT SELECT MONEY MARKET FUND

INVESTMENT OBJECTIVE

The Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high-quality money market instruments.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS


INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing, under normal circumstances, substantially all (and at least 80%) of its net assets in securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities or sponsored enterprises. Under normal circumstances, the Fund will seek to acquire only those U.S. government securities the interest upon which is generally exempt from state income taxation. These securities include obligations issued by the U.S. Treasury and certain U.S. government agencies, instrumentalities and sponsored enterprises, such as the Federal Home Loan Bank and the Federal Farm Credit Bank Funding Corp.

Under unusual circumstances, as when appropriate securities which are exempt from state taxes are unavailable, the Fund may also invest in non-exempt U.S. government securities and cash equivalents, including money market funds and time deposits with a maturity of three months or less, and hold uninvested cash.

RISKS. These principal investment risks apply to the Fund: stable NAV, interest rate, prepayment (or call), debt extension, counterparty failure, U.S. government securities, guarantor (or credit enhancement), management and liquidity risks. See page 8 for a discussion of these risks.

PRINCIPAL INVESTMENT RISKS

All investments carry some degree of risk which will affect the value of a Fund's investments and its investment performance.

AN INVESTMENT IN EACH OF THE FUNDS IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

The following summarizes the principal risks that apply to the Funds.


RISKS THAT APPLY TO ALL FUNDS

STABLE NAV RISK is the risk that a Fund will not be able to maintain a net asset value per share of $1.00 at all times.

INTEREST RATE RISK is the risk that during periods of rising interest rates, a Fund's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a Fund's yield (and the market value of its securities) will tend to be higher.

PREPAYMENT (OR CALL) RISK is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as an asset-backed security) sooner than expected. This may happen during a period of falling interest rates. Accordingly, a Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.


DEBT EXTENSION RISK is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as an asset-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

COUNTERPARTY FAILURE RISK is the risk that a bank or other financial institution that has entered into a repurchase agreement or other transaction may default on its payment obligations.


GUARANTOR (OR CREDIT ENHANCEMENT) RISK is the risk that changes in credit quality of a U.S. or foreign bank, insurance company or other financial institution could cause a Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit enhancements by such bank or institution to decline in value.

MANAGEMENT RISK is the risk that a strategy used by the investment management team may fail to produce the intended results.

LIQUIDITY RISK is the risk that a Fund will not be able to pay redemption proceeds within the time periods described in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests or other reasons.

RISKS THAT APPLY PRIMARILY TO THE CALIFORNIA MUNICIPAL MONEY MARKET AND MUNICIPAL MONEY MARKET FUNDS

PROJECT/INDUSTRIAL DEVELOPMENT BOND RISK is the risk that a Fund may be more sensitive to an adverse economic, business or political development if it invests more than 25% of its assets in municipal instruments, the interest upon which is paid solely from revenues of similar projects, or in industrial development bonds.

TAX RISK is the risk that future legislative or administrative changes or court decisions may materially affect the ability of a Fund to pay tax-exempt dividends or the value of municipal investments.

RISK THAT APPLIES PRIMARILY TO THE CALIFORNIA MUNICIPAL MONEY MARKET, MONEY MARKET AND MUNICIPAL MONEY MARKET FUNDS

CREDIT (OR DEFAULT) RISK is the risk that an issuer of fixed income securities held by a Fund may default on its obligation to pay interest and repay principal. Generally, the lower the credit rating of a security, the greater the risk that the issuer of the security will default on its obligation. High quality securities are generally believed to have a relatively low degree of credit risk.

RISK THAT APPLIES PRIMARILY TO THE U.S. GOVERNMENT MONEY MARKET AND U.S. GOVERNMENT SELECT MONEY MARKET FUNDS

U.S. GOVERNMENT SECURITIES RISK is the risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Many U.S. government securities purchased by the Funds, such as those issued by the Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac"), are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

RISKS THAT APPLY PRIMARILY TO THE CALIFORNIA MUNICIPAL MONEY MARKET FUND

CALIFORNIA-SPECIFIC RISK is the risk that a Fund that invests more than 25% of its assets in California municipal instruments will be more exposed to negative political, economic and statutory factors within the State of California than a Fund that invests more widely. California has a diverse economy with significant segments in high technology and other manufacturing and services, motion picture/television production, entertainment, tourism, agriculture and construction. Current fiscal and economic difficulties in the State include slow economic growth with a continuing downturn in the technology sector. State revenues have been severely and adversely affected by the economic downturn and labor market weaknesses and dramatically reduced capital gains realizations and stock option income as a result of stock market declines since mid-2000. The State faces a budget gap for its 2003-04 fiscal year of more than $38 billion, which will require very significant spending reductions and increased borrowing, among other solutions. The State currently faces a cash shortfall which requires rollover of external borrowings to maintain liquidity. These and other factors may cause rating agencies to downgrade the credit ratings on certain issues.

NON-DIVERSIFICATION RISK is the risk that a non-diversified Fund may be more susceptible to adverse financial, economic or other developments affecting any single issuer, and more susceptible to greater losses because of these developments.

RISK THAT APPLIES PRIMARILY TO THE MONEY MARKET FUND

FOREIGN SECURITIES RISK is the risk that a foreign security, even if it is a U.S. dollar-denominated foreign security, could lose value as a result of political, financial and economic events in foreign countries, less stringent foreign securities regulations and accounting and disclosure standards, or other factors.

MORE INFORMATION ABOUT THE FUNDS' INVESTMENT STRATEGIES AND TECHNIQUES IS PROVIDED IN "RISKS, SECURITIES AND TECHNIQUES" BEGINNING ON PAGE 36. YOU SHOULD CAREFULLY CONSIDER THE RISKS DISCUSSED IN THIS SECTION AND "RISKS, SECURITIES AND TECHNIQUES" BEFORE INVESTING IN A FUND.

FUND PERFORMANCE

THE BAR CHARTS AND TABLES THAT FOLLOW PROVIDE AN INDICATION OF THE RISKS OF INVESTING IN A FUND BY SHOWING CHANGES IN THE PERFORMANCE OF A FUND FROM YEAR TO YEAR.

The bar charts and tables assume reinvestment of dividends and distributions. A Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations that were in effect during the periods presented. If expense limitations were not in place, a Fund's performance would have been reduced.

CALIFORNIA MUNICIPAL MONEY MARKET FUND

[CHART]


CALENDAR YEAR TOTAL RETURN



1995       3.77%
1996       3.20%
1997       3.28%
1998       2.85%
1999       2.57%
2000       3.15%
2001       2.04%
2002       1.04%



Year to date total return for the six months ended
June 30, 2003: 0.36%

BEST AND WORST QUARTERLY PERFORMANCE
(FOR THE PERIODS ENDED DECEMBER 31, 2002)



     BEST QUARTER RETURN   WORST QUARTER RETURN
     -------------------   --------------------
       Q2        1995        Q3        2002
     -------------------   --------------------
           0.98%                  0.24%



AVERAGE ANNUAL TOTAL RETURN
(FOR THE PERIODS ENDED DECEMBER 31, 2002)



                                                  INCEPTION                         SINCE
                                                    DATE      1-YEAR     5-YEAR   INCEPTION
-------------------------------------------------------------------------------------------
California Municipal Money Market Fund            11/29/94     1.04%      2.33%     2.75%



The 7-day yield for the Fund as of December 31, 2002: 0.94%.

You may call 800/595-9111 to obtain the current 7-day yield or visit northernfunds.com.

MONEY MARKET FUND

[CHART]

CALENDAR YEAR TOTAL RETURN


1995       5.71%
1996       5.08%
1997       5.25%
1998       5.19%
1999       4.84%
2000       6.08%
2001       4.00%
2002       1.50%



Year to date total return for the six months ended
June 30, 2003: 0.43%

BEST AND WORST QUARTERLY PERFORMANCE
(FOR THE PERIODS ENDED DECEMBER 31, 2002)



     BEST QUARTER RETURN   WORST QUARTER RETURN
     -------------------   --------------------
       Q3/Q4      2000        Q4        2002
     -------------------   --------------------
           1.57%                 0.29%



AVERAGE ANNUAL TOTAL RETURN
(FOR THE PERIODS ENDED DECEMBER 31, 2002)



                                                  INCEPTION                         SINCE
                                                    DATE      1-YEAR     5-YEAR   INCEPTION
-------------------------------------------------------------------------------------------
Money Market Fund                                  4/11/94     1.50%      4.31%     4.67%



The 7-day yield for the Fund as of December 31, 2002: 1.00%.

You may call 800/595-9111 to obtain the current 7-day yield or visit northernfunds.com.

MUNICIPAL MONEY MARKET FUND

[CHART]


CALENDAR YEAR TOTAL RETURN



1995       3.64%
1996       3.18%
1997       3.27%
1998       3.09%
1999       2.83%
2000       3.73%
2001       2.43%
2002       1.10%



Year to date total return for the six months ended
June 30, 2003: 0.36%

BEST AND WORST QUARTERLY PERFORMANCE
(FOR THE PERIODS ENDED DECEMBER 31, 2002)



     BEST QUARTER RETURN   WORST QUARTER RETURN
     -------------------   --------------------
        Q4        2000        Q4        2002
     -------------------   --------------------
           0.98%                 0.26%



AVERAGE ANNUAL TOTAL RETURN
(FOR THE PERIODS ENDED DECEMBER 31, 2002)



                                                 INCEPTION                          SINCE
                                                   DATE      1-YEAR     5-YEAR    INCEPTION
-------------------------------------------------------------------------------------------
Municipal Money Market Fund                       4/11/94     1.10%      2.63%      2.90%



The 7-day yield for the Fund as of December 31, 2002: 1.00%

You may call 800/595-9111 to obtain the current 7-day yield or visit northernfunds.com.

U.S. GOVERNMENT MONEY MARKET FUND

[CHART]


CALENDAR YEAR TOTAL RETURN



1995       5.62%
1996       4.96%
1997       5.14%
1998       5.11%
1999       4.71%
2000       5.98%
2001       3.76%
2002       1.40%



Year to date total return for the six months ended
June 30, 2003: 0.42%

BEST AND WORST QUARTERLY PERFORMANCE
(FOR THE PERIODS ENDED DECEMBER 31, 2002)



     BEST QUARTER RETURN   WORST QUARTER RETURN
     -------------------   --------------------
       Q3/Q4      2000        Q4        2002
     -------------------   --------------------
            1.54%                 0.28%



AVERAGE ANNUAL TOTAL RETURN
(FOR THE PERIODS ENDED DECEMBER 31, 2002)



                                                                   INCEPTION                          SINCE
                                                                     DATE      1-YEAR     5-YEAR    INCEPTION
-------------------------------------------------------------------------------------------------------------
U.S. Government Money Market Fund                                   4/11/94     1.40%      4.18%      4.55%



The 7-day yield for the Fund as of December 31, 2002: 0.97%.

You may call 800/595-9111 to obtain the current 7-day yield or visit northernfunds.com.

U.S. GOVERNMENT SELECT MONEY MARKET FUND

[CHART]


CALENDAR YEAR TOTAL RETURN



1995       5.75%
1996       5.09%
1997       5.21%
1998       5.03%
1999       4.65%
2000       5.89%
2001       3.67%
2002       1.29%



Year to date total return for the six months ended
June 30, 2003: 0.38%

BEST AND WORST QUARTERLY PERFORMANCE
(FOR THE PERIODS ENDED DECEMBER 31, 2002)



     BEST QUARTER RETURN   WORST QUARTER RETURN
     -------------------   --------------------
       Q3/Q4      2000        Q4        2002
     -------------------   --------------------
            1.52%                 0.25%



AVERAGE ANNUAL TOTAL RETURN
(FOR THE PERIODS ENDED DECEMBER 31, 2002)



                                                                   INCEPTION                          SINCE
                                                                     DATE      1-YEAR     5-YEAR    INCEPTION
-------------------------------------------------------------------------------------------------------------
U.S. Government Select Money Market Fund                           12/12/94     1.29%      4.09%      4.57%



The 7-day yield for the Fund as of December 31, 2002: 0.74%

You may call 800/595-9111 to obtain the current 7-day yield or visit northernfunds.com.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds. Please note that the following information does not reflect any charges which may be imposed by The Northern Trust Company, its affiliates, correspondent banks and other institutions on their customers. For more information, please see "Account Policies and Other Information" on page 28.

    SHAREHOLDER FEES
    (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                            MAXIMUM
                                          MAXIMUM                         SALES CHARGE
                                       SALES CHARGE         MAXIMUM       (LOAD) IMPOSED
                                      (LOAD) IMPOSED    DEFERRED SALES    ON REINVESTED       REDEMPTION         EXCHANGE
FUND                                   ON PURCHASES      CHARGE (LOAD)    DISTRIBUTIONS         FEES(1)            FEES
-------------------------------------------------------------------------------------------------------------------------
California Municipal Money Market          None              None              None              None              None
-------------------------------------------------------------------------------------------------------------------------
Money Market                               None              None              None              None              None
-------------------------------------------------------------------------------------------------------------------------
Municipal Money Market                     None              None              None              None              None
-------------------------------------------------------------------------------------------------------------------------
U.S. Government Money Market               None              None              None              None              None
-------------------------------------------------------------------------------------------------------------------------
U.S. Government Select Money Market        None              None              None              None              None
-------------------------------------------------------------------------------------------------------------------------

    ANNUAL FUND OPERATING EXPENSES
    (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                      MANAGEMENT       DISTRIBUTION         OTHER        TOTAL ANNUAL FUND
FUND                                    FEES(2)       (12b-1) FEES(3)     EXPENSES(4)   OPERATING EXPENSES(5)
-------------------------------------------------------------------------------------------------------------
California Municipal Money Market       0.50%              0.00%            0.28%              0.78%
-------------------------------------------------------------------------------------------------------------
Money Market                            0.50%              0.00%            0.28%              0.78%
-------------------------------------------------------------------------------------------------------------
Municipal Money Market                  0.50%              0.00%            0.28%              0.78%
-------------------------------------------------------------------------------------------------------------
U.S. Government Money Market            0.50%              0.00%            0.33%              0.83%
-------------------------------------------------------------------------------------------------------------
U.S. Government Select Money Market     0.50%              0.00%            0.29%              0.79%
-------------------------------------------------------------------------------------------------------------

FOOTNOTES

(1)  A fee of $15.00 may be applicable for each wire redemption.

(2) This information has been restated to reflect the reduced contractual management fee rates for each Fund effective July 31, 2002.

(3) The Board of Trustees has adopted a Distribution and Service Plan in accordance with Rule 12b-1 but the Plan has not been implemented with respect to the Funds. During the last fiscal year the Funds did not pay any 12b-1 fees. The Funds do not expect to pay any 12b-1 fees during the current fiscal year. The maximum distribution fee is 0.25% of each Fund's average net assets under the Trust's Distribution and Service Plan.

(4) These expenses include custody, accounting, transfer agency and co-administration fees, shareholder servicing fees, proxy costs, if any, as well as other customary Fund expenses. The Co-Administrators are entitled to an administration fee from the Funds at an annual rate of 0.15% of the average daily net assets of each Fund. All or portions of this fee may be retained by either Co-Administrator as they may from time to time agree. The Transfer Agent is entitled to transfer agency fees of 0.10% of the average daily net assets of each Fund.

(5) As a result of voluntary fee reductions, waivers and reimbursements, "Total Annual Net Fund Operating Expenses" which are actually incurred by the Funds are set forth below. By operation of these voluntary fee reductions, waivers and reimbursements at their current rates, the total fees paid by the Funds to The Northern Trust Company and its affiliates for their services to the Funds approximate "Total Annual Net Fund Operating Expenses." Voluntary fee reductions, waivers and reimbursements may be modified, terminated or implemented at any time at the option of the Investment Adviser. When this occurs, "Total Annual Net Fund Operating Expenses" actually incurred by the Funds may increase (or decrease) without shareholder approval.


                                               MANAGEMENT                                                    TOTAL ANNUAL NET
                                               FEES (AFTER    DISTRIBUTION       OTHER         REIMBURSED     FUND OPERATING
FUND                                             WAIVERS)     (12b-1) FEES      EXPENSES        AMOUNTS*         EXPENSES
-----------------------------------------------------------------------------------------------------------------------------
California Municipal Money Market                 0.40%           0.00%           0.28%          0.13%            0.55%
-----------------------------------------------------------------------------------------------------------------------------
Money Market                                      0.40%           0.00%           0.28%          0.13%            0.55%
-----------------------------------------------------------------------------------------------------------------------------
Municipal Money Market                            0.40%           0.00%           0.28%          0.13%            0.55%
-----------------------------------------------------------------------------------------------------------------------------
U.S. Government Money Market                      0.40%           0.00%           0.33%          0.18%            0.55%
-----------------------------------------------------------------------------------------------------------------------------
U.S. Government Select Money Market               0.40%           0.00%           0.29%          0.14%            0.55%
-----------------------------------------------------------------------------------------------------------------------------



* "REIMBURSED AMOUNTS" ARE CHARGED FIRST AGAINST "MANAGEMENT FEES (AFTER WAIVERS)" AND THEN, IF NECESSARY, AGAINST "OTHER EXPENSES" TO THE EXTENT THEY EXCEED "MANAGEMENT FEES (AFTER WAIVERS).

EXAMPLE

The following Example is intended to help you compare the cost of investing in a Fund (without fee waivers and expense reimbursements) with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Fund for the time periods indicated (with reinvestment of all dividends and distributions) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



FUND                                             1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------------------
California Municipal Money Market              $      80   $     249   $     433   $     966
--------------------------------------------------------------------------------------------
Money Market                                          80         249         433         966
--------------------------------------------------------------------------------------------
Municipal Money Market                                80         249         433         966
--------------------------------------------------------------------------------------------
U.S. Government Money Market                          85         265         460       1,025
--------------------------------------------------------------------------------------------
U.S. Government Select Money Market                   81         252         439         978
--------------------------------------------------------------------------------------------

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISER


Northern Trust Investments, N.A. ("NTI" or the "Investment Adviser," formerly known and conducting business as Northern Trust Investments, Inc.), a subsidiary of The Northern Trust Company ("TNTC"), serves as the Investment Adviser of each of the Funds. NTI is located at 50 South LaSalle Street, Chicago, IL 60675. Unless otherwise indicated, NTI and TNTC are referred to collectively in this Prospectus as "Northern Trust."


NTI is an investment adviser registered under the Investment Advisers Act of 1940. It primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors.

TNTC is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, it administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. It is the principal subsidiary of Northern Trust Corporation, a bank holding company.


Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors, and as of June 30, 2003, administered in various capacities approximately $1.83 trillion of assets, including approximately
$423 billion of assets under discretionary management.


Under its Advisory Agreement with the Trust, the Investment Adviser, subject to the general supervision of the Trust's Board of Trustees, is responsible for making investment decisions for the Funds and for placing purchase and sale orders for portfolio securities.

ADVISORY FEES


As compensation for its advisory services and its assumption of related expenses, the Investment Adviser is entitled to an advisory fee from the Funds, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Fund's respective average daily net assets). The table also reflects the advisory fees (after voluntary fee waivers) paid by the Funds as a percentage of net assets for the fiscal year ended March 31, 2003.



                                                                             ADVISORY FEE
                                                         CONTRACTUAL        PAID FOR FISCAL
FUND                                                        RATE          YEAR ENDED 3/31/03
--------------------------------------------------------------------------------------------
California Municipal Money Market                           0.50%              0.40%
--------------------------------------------------------------------------------------------
Money Market                                                0.50%              0.40%
--------------------------------------------------------------------------------------------
Municipal Money Market                                      0.50%              0.40%
--------------------------------------------------------------------------------------------
U.S. Government Money Market                                0.50%              0.40%
--------------------------------------------------------------------------------------------
U.S. Government Select Money Market                         0.50%              0.40%
--------------------------------------------------------------------------------------------



THE DIFFERENCE, IF ANY, BETWEEN THE CONTRACTUAL ADVISORY FEES AND THE ACTUAL ADVISORY FEES PAID BY THE FUNDS REFLECTS THAT THE INVESTMENT ADVISER DID NOT CHARGE THE FULL AMOUNT OF THE ADVISORY FEES TO WHICH IT WAS ENTITLED. THE INVESTMENT ADVISER MAY DISCONTINUE OR MODIFY ITS VOLUNTARY LIMITATIONS IN THE FUTURE AT ITS DISCRETION.

FUND MANAGEMENT

THE INVESTMENT ADVISER EMPLOYS A TEAM APPROACH TO THE INVESTMENT MANAGEMENT OF THE FUNDS. BELOW IS INFORMATION REGARDING THE MANAGEMENT OF THE FUNDS.


The management team leader for the CALIFORNIA MUNICIPAL MONEY MARKET FUND and the MUNICIPAL MONEY MARKET FUND is Kurt Stoeber, Second Vice President of Northern Trust. Mr. Stoeber has had such responsibility since July 2001.
Mr. Stoeber joined Northern Trust in November 2000. For the ten years prior thereto, he was with Bank One Capital Markets.

The management team leader for the U.S. GOVERNMENT MONEY MARKET FUND and the U.S. GOVERNMENT SELECT MONEY MARKET FUND is Mary Ann Flynn, Second Vice President of Northern Trust. Ms. Flynn has had such responsibility since September 2002. Ms. Flynn joined Northern Trust in 1969 and during the past five years has managed taxable short-term investment portfolios for individuals and funds.

The management team leader for the MONEY MARKET FUND is Brian E. Andersen, Vice President of Northern Trust. Mr. Andersen has had such responsibility since September 2002. Mr. Andersen joined Northern Trust in 1999. From 1993 to 1999, he was a trader analyst with the Federal Reserve Bank of New York.

OTHER FUND SERVICES

TNTC serves as Transfer Agent and Custodian for each Fund. The Transfer Agent performs various shareholder servicing functions, and any shareholder inquiries should be directed to it. In addition, NTI and PFPC Inc. ("PFPC") serve as Co-Administrators for the Funds. The fees that TNTC, NTI and PFPC receive for their services in these capacities are described under "Fund Fees and Expenses" and in the Additional Statement.

Pursuant to an exemptive order issued by the SEC concerning such arrangements, TNTC may also render securities lending services to the Funds. For such services, TNTC may receive a fee of up to 35% of the net revenue earned by a Fund on each securities loan. In addition, cash collateral received by a Fund in connection with a securities loan may be invested in shares of other registered or unregistered funds that pay investment advisory or other fees to NTI, TNTC or an affiliate.

TNTC, NTI and other Northern Trust affiliates may provide other services to the Funds and receive compensation for such services if consistent with the 1940 Act and the rules, exemptive orders and no-action letters issued by the SEC thereunder. Unless required, investors in a Fund may or may not receive specific notice of such additional services and fees.

ABOUT YOUR ACCOUNT

PURCHASING AND SELLING SHARES

PURCHASING SHARES

You may purchase shares directly from Northern Funds or, if you maintain certain accounts, through Northern Trust and certain other institutions. If you have any questions or need assistance in opening an investment account or purchasing shares, call 800/595-9111.

OPENING AN ACCOUNT

DIRECTLY FROM THE FUNDS. You may open a shareholder account and purchase shares directly from the Funds with a minimum initial investment per Fund of $2,500 ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Funds reserve the right to waive these minimums.

For your convenience, there are a number of ways to invest directly in the
Funds:

BY MAIL

- Read this Prospectus carefully.

- Complete and sign the New Account Application.

- Enclose a check payable to Northern Funds.

- If you are investing on behalf of a corporation or other entity, your New Account Application must be accompanied by a certified corporate resolution (or other acceptable evidence of authority).

- Mail your check, corporate resolution (if needed) and completed New Account Application to:

  Northern Funds
  P.O. Box 75986
  Chicago, Illinois 60675-5986

- For overnight delivery use the following address:

  Northern Funds
  801 South Canal Street
  Chicago, Illinois 60607
  Attn: Northern Funds

- For subsequent investments:

  - Enclose your check with the return investment slip portion of the confirmation of your previous investment; or

  - Indicate on your check or on a separate piece of paper, your name, address and account number.

All checks must be payable in U.S. dollars and drawn on a bank located in the United States. Cash, traveler's checks, money orders and third party checks are not acceptable.

BY WIRE

TO OPEN A NEW ACCOUNT:

- Call 800/595-9111 for instructions.

- Complete a New Account Application and send it to:

  Northern Funds
  P.O. Box 75986
  Chicago, IL 60675-5986

TO ADD TO AN EXISTING ACCOUNT:

- Have your bank wire Federal funds to:

  The Northern Trust Company
  Chicago, Illinois
  ABA Routing No. 0710-00152
  (Reference 10-Digit Fund Account No.)
  (Reference Shareholder's Name)

BY DIRECT DEPOSIT

TO PURCHASE ADDITIONAL SHARES:

- Determine if your employer has direct deposit capabilities through the Automated Clearing House ("ACH").

- Have your employer send payments to:

  ABA Routing No. 0710-00152
  (Reference 10 Digit-Fund Account No.)
  (Reference Shareholder's Name)

- The minimum periodic investment for direct deposit is $50.

BY AUTOMATIC INVESTMENT

TO OPEN A NEW ACCOUNT:

- Complete a New Account Application, including the Automatic Investment section.

- Send it to:

  Northern Funds
  P.O. Box 75986
  Chicago, IL 60675-5986

- The minimum initial investment is $250; $50 for monthly minimum additions.

TO ADD TO AN ACCOUNT:

- Call 800/595-9111 to obtain an Automatic Investment Plan Application.

- The minimum for automatic investment additions is $50.

If you discontinue participation in the plan, the Funds reserve the right to redeem the investor's account involuntarily, upon 30 days' written notice, if the account's net asset value is $1,000 or less. Involuntary redemptions will not be made if the value of shares in an account falls below the minimum amount solely because of a decline in the Fund's net asset value.

BY DIRECTED INVESTMENT

You may elect to have your income dividends and capital gains distributions automatically invested in another Northern Fund.

- Complete the "Choose Your Dividend and Capital Gain Distributions" section on the New Account Application.

- Reinvestments can only be directed to an existing Northern Funds account (which must meet the minimum investment requirement).

BY EXCHANGE

You may open a new account or add to an existing account by exchanging shares of one Fund for shares of any other Fund offered by Northern Funds. See "Selling Shares--By Exchange" on page 26.

BY INTERNET

You may initiate transactions between Northern Trust accounts and Northern Funds accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/privatepassport or contact your relationship manager.

THROUGH NORTHERN TRUST AND OTHER INSTITUTIONS

If you have an account with Northern Trust, you may purchase Northern Funds shares through Northern Trust. You may also purchase shares through other financial institutions that have entered into agreements with Northern Funds. To determine whether you may purchase shares through your financial institution, contact your institution directly or call 800/595-9111. Northern Trust and other financial institutions may impose charges against your account which will reduce the net return on an investment in a Fund. These charges may include asset allocation fees, account maintenance fees, sweep fees, compensating balance requirements or other charges based upon account transactions, assets or income.

SELLING SHARES

REDEEMING AND EXCHANGING DIRECTLY FROM THE FUNDS. If you purchased Northern Funds directly or, if you purchased your shares through an account at Northern Trust or another financial institution and you appear on Northern Funds records as the registered holder, you may redeem all or part of your shares using one of the methods described below.

BY MAIL

SEND A WRITTEN REQUEST TO:

Northern Funds
P.O. Box 75986
Chicago, Illinois 60675-5986

THE REDEMPTION REQUEST MUST INCLUDE:

- The number of shares or the dollar amount to be redeemed;

- The Fund account number;

- The signatures of all account owners;

- A signature guarantee is also required if:

  - The proceeds are to be sent elsewhere than the address of record, or

  - The redemption amount is greater than $50,000.

BY WIRE

If you authorize wire redemptions on your New Account Application, you can redeem shares and have the proceeds sent by Federal wire transfer to a previously designated account.

- You will be charged $15 for each wire redemption unless the designated account is maintained at Northern Trust or an affiliated bank.

- Call the Transfer Agent at 800/595-9111 for instructions.

- The minimum amount that may be redeemed by this method is $250.

BY CHECK

If you authorize the checkwriting privilege on your New Account Application, you may redeem shares of the Funds by check in amounts of $250 or more. If your account is already open:

- Call 800/595-9111 for the appropriate form.

- The application must be signed by each person whose name appears on the account and must be accompanied by a signature guarantee.

- Dividends are earned until the check clears the Transfer Agent.

- Checks you write will not be returned to you, although copies are available upon request.

- A fee of $20 will be charged to the account if there are insufficient funds to cover the amount of your redemption by check.

- To place a stop payment request, call 800/595-9111. A $20 fee will be charged to the account.

- You may not use checks to close an account or redeem shares purchased within the past fifteen days.

BY SYSTEMATIC WITHDRAWAL

If you own shares of a Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other Northern Funds.

- Call 800/595-9111 for an application form and additional information.

- The minimum amount is $250 per withdrawal.

BY EXCHANGE

Northern Funds offers you the ability to exchange shares of one Northern Fund for another Fund in the Northern Funds family.

- When opening an account, complete the Exchange Privilege section of the New Account Application or, if your account is already opened, send a written request to:

  Northern Funds
  P.O. Box 75986
  Chicago, IL 60675-5986

- Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an
  IRA).

- Call 800/595-9111 for more information.

BY TELEPHONE

If you authorize the telephone privilege on your New Account Application, you may redeem Northern Funds shares by phone.

- If your account is already opened, send a written request to:

  Northern Funds
  P.O. Box 75986
  Chicago, IL 60675-5986

- The request must be signed by each owner of the account and must be accompanied by signature guarantees.

- Call 800/595-9111 to use the telephone privilege.

- During periods of unusual economic or market activity, telephone redemptions may be difficult to implement. In such event, shareholders should follow the procedures outlined on pages 26 and 27 under "Selling Shares--By Mail" and "Selling Shares--By Internet," respectively.

BY INTERNET

You may initiate transactions between Northern Trust accounts and Northern Funds accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/privatepassport or contact your Relationship Manager.

REDEEMING AND EXCHANGING THROUGH NORTHERN TRUST AND OTHER INSTITUTIONS


If you purchased your Northern Funds shares through an account at Northern Trust or other financial institution, you may redeem or exchange your shares according to the instructions pertaining to that account.

- Although Northern Funds imposes no charges when you redeem, when shares are purchased through Northern Trust or through another financial institution, a fee may be charged by those institutions for providing services in connection with your account.

- Contact your account representative at Northern Trust or other financial institution for more information about redemptions or exchanges.

ACCOUNT POLICIES AND OTHER INFORMATION


AUTOMATIC INVESTMENT ARRANGEMENTS. You may purchase shares through your account at Northern Trust either by directing automatic investment of cash balances in excess of certain agreed upon amounts or by directing investments from time to time on a non-automatic basis. Northern Trust will place a purchase order generated under an automatic investment direction either on the Business Day that funds are available in the account or on the next Business Day, depending upon the terms of the automatic investment arrangement. Similarly, Northern Trust will place a redemption order generated under an automatic investment direction either on the Business Day Northern Trust calculates the redemption amount needed to bring the account balance up to the agreed upon amount or on the next Business Day, depending upon the terms of the automatic investment arrangement. If a redemption order is placed on the next Business Day, Northern Trust will normally provide funds by provisionally crediting your account on the day the calculation is made. You should contact your account representative at Northern Trust for more information about its automatic investment arrangements.

CALCULATING SHARE PRICE. Northern Funds issues shares and redeems shares at net asset value ("NAV"). The NAV for each Fund is calculated by dividing the value of the Fund's net assets by the number of the Fund's outstanding shares. The NAV is calculated on each Business Day as of 1:00 p.m., Chicago time, for each Fund. The NAV used in determining the price of your shares is the one calculated after your purchase order is received and accepted and after your exchange or redemption order is received in good order as described below.

Each Fund seeks to maintain an NAV of $1.00 per share by valuing the obligations held by a Fund at amortized cost in accordance with SEC regulations. Amortized cost will normally approximate market value.

TIMING OF PURCHASE REQUESTS. Purchase requests received in good order and accepted by the Transfer Agent or other authorized intermediary on any Business Day by 1:00 p.m., Chicago time, will be executed on the same day they are received by the Transfer Agent or other authorized intermediary provided that either:

- The Transfer Agent receives payment in Federal or other immediately available funds by 1:00 p.m., Chicago time, on the same Business Day; or

- The request is placed by a financial or authorized intermediary with a servicing agreement with Northern Funds and payment in Federal or other immediately available funds is received by the Transfer Agent by the close of the same Business Day in accordance with procedures authorized by Northern Funds.

Purchase requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after the deadlines described above on a Business Day will be executed on the next Business Day, provided that payment is made as noted above.

IN-KIND PURCHASES AND REDEMPTIONS. Northern Funds reserves the right to accept payment for shares in the form of securities that are permissible investments for a Fund. Northern Funds also reserves the right to pay redemptions by a distribution "in-kind" of securities (instead of cash) from a Fund. See the Additional Statement for further information about the terms of these purchases and redemptions.

MISCELLANEOUS PURCHASE INFORMATION.

- You will be responsible for all losses and expenses of a Fund, and purchase orders may be cancelled, in the event of any failure to make payment according to the procedures outlined in this Prospectus. In addition, a $20 charge will be imposed if a check does not clear.

- You may initiate transactions between Northern Trust accounts and Northern Funds accounts by using Northern Trust Private Passport. For additional details, please go to northerntrust.com/privatepassport or contact your Relationship Manager.

- Shares begin earning dividends on the day a purchase order is executed, provided that payment in immediately available funds is received by the Transfer Agent by the time designated above.

- Northern Funds reserves the right to reject any purchase order. The Funds also reserve the right to change or discontinue any of their purchase procedures.

- In certain circumstances, Northern Funds may advance the time by which purchase orders must be received. See "Early Closings" on page 31.

- Northern Funds may reproduce this Prospectus in an electronic format which may be available on the internet. If you have received this Prospectus in its electronic format you, or your representative, may contact the Transfer Agent for a free paper copy of this Prospectus by writing to the Northern Funds, P.O. Box 75986, Chicago, IL 60675-5986, calling 800/595-9111 or sending an e-mail to: northernfunds@execpc.com.

TIMING OF REDEMPTION AND EXCHANGE REQUESTS. Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on a Business Day by 1:00 p.m., Chicago time, will be executed on the same day. The redemption or exchange will be effected at that day's closing share price.

Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after the deadline described above on a Business Day will be executed the next Business Day, at that day's closing share price.

PAYMENT OF REDEMPTION PROCEEDS. Redemption proceeds will normally be sent or credited on the Business Day following the Business Day on which the redemption request is received in good order by the deadline noted above, unless payment in immediately available funds on the same Business Day is requested. However, if any portion of the shares to be redeemed represents an investment made by check, the Funds may delay the payment of the redemption proceeds until the check has cleared. This may take up to fifteen days from the purchase date.

MISCELLANEOUS REDEMPTION INFORMATION. All redemption proceeds will be sent by check unless the Transfer Agent is directed otherwise. Redemption proceeds may also be wired. A redemption request may not be processed if a shareholder has failed to submit a completed and properly executed New Account Application.

- Northern Funds may require any information reasonably necessary to ensure that a redemption has been duly authorized.

- Dividends on shares are earned through and including the day prior to the day on which they are redeemed.

- Northern Funds reserves the right, on 30 days' written notice, to redeem the shares held in any account if, at the time of redemption, the net asset value of the remaining shares in the account falls below $1,000. Involuntary redemptions will not be made if the value of shares in an account falls below the minimum solely because of a decline in a Fund's net asset value.

- Northern Funds reserves the right to redeem shares held by any shareholder in other circumstances deemed to be in the best interest of a Fund.

- You may initiate transactions between Northern Trust accounts and Northern Funds accounts by using Northern Trust Private Passport. For additional details, please go to northerntrust.com/privatepassport or contact your Relationship Manager.

- Northern Funds reserves the right to change or discontinue any of its redemption procedures.

- Northern Funds reserves the right to defer crediting, sending or wiring redemption proceeds for up to seven days (or such longer period permitted by the SEC) after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Fund.

- In certain circumstances, Northern Funds may advance the time by which redemption and exchange orders must be received. See "Early Closings" on page 31.

EXCHANGE PRIVILEGES. You may exchange shares of one Northern Fund for another only if the registration of both accounts is identical. Both accounts must have the same owner's name and title, if applicable. An exchange is a redemption of shares of one Fund and the purchase of shares of another Fund. It is considered a taxable event and may result in a gain or loss. Northern Funds reserves the right, at any time without prior notice to suspend, limit or terminate the exchange privilege of any shareholder who makes more than eight exchanges of shares in a year and/or two exchanges of shares in a calendar quarter. Northern Funds may also modify or terminate the exchange privilege with respect to any or all shareholders, and may reject any exchange request. Exchanges are only available in states where an exchange can legally be made. Before making an exchange you should read the Prospectus for the shares you are acquiring.

TELEPHONE TRANSACTIONS. For your protection, telephone requests are recorded in order to verify their accuracy. In addition, the Transfer Agent has adopted procedures in an effort to establish reasonable safeguards against fraudulent telephone transactions. If reasonable measures are taken to verify that telephone instructions are genuine, Northern Funds and its service providers will not be responsible for any loss resulting from fraudulent or unauthorized instructions received over the telephone. In these circumstances, shareholders will bear the risk of loss. During periods of unusual market activity, you may have trouble placing a request by telephone. In this event, consider sending your request in writing or follow the procedures found on page 25 for initiating transactions by the Internet.

The proceeds of redemption orders received by telephone will be sent by check, wire or transfer according to proper instructions. All checks will be made payable to the shareholder of record and mailed only to the shareholder's address of record.

Northern Funds reserves the right to refuse a telephone redemption.

MAKING CHANGES TO YOUR ACCOUNT INFORMATION. You may make changes to wiring instructions, address of record or other account information only in writing. These instructions must be accompanied by a signature guarantee from an institution participating in the Stock Transfer Agency Medallion Program ("STAMP"), or other acceptable evidence of authority. Additional requirements may be imposed. In accordance with SEC regulations, the Funds and Transfer Agent may charge a shareholder reasonable costs in locating a shareholder's current address.

SIGNATURE GUARANTEES. If a signature guarantee is required, it must be from an institution participating in STAMP, or other acceptable evidence of authority must be provided. Additional requirements may be imposed by Northern Funds. In addition to the situations described in this Prospectus, Northern Funds may require signature guarantees in other circumstances based on the amount of a redemption request or other factors.

BUSINESS DAY. A "Business Day" is each Monday through Friday when the Transfer Agent or the New York Stock Exchange (the "Exchange") is open for business. In 2003 and 2004, the Funds will be closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

GOOD ORDER. A purchase, redemption or exchange request is considered to be in "good order" when all necessary information is provided and all required documents are properly completed, signed and delivered. Requests must include the following:

- The account number (if issued) and Fund name;

- The amount of the transaction, in dollar amount or number of shares;

- For redemptions and exchanges (other than online, telephone or wire redemptions), the signature of all account owners exactly as they are registered on the account;

- Required signature guarantees, if applicable;

- Other supporting legal documents and certified resolutions that might be required in the case of estates, corporations, trusts and other entities or forms of ownership. Call 800/595-9111 for more information about documentation that may be required of these entities.

Additionally, a purchase order initiating the opening of an account will not be considered to be "in good order" unless the investor has provided all information required by Northern Funds' "Customer Identification Program" described below.

CUSTOMER IDENTIFICATION PROGRAM. Federal law requires Northern Funds to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with Northern Funds. Applications without the required information, or without an indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, Northern Funds reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in Northern Funds or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. Northern Funds and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.

EARLY CLOSINGS. The Funds reserve the right to advance the time for accepting purchase, redemption or exchange orders for same Business Day credit when the Exchange closes or closes early, trading on the Exchange is restricted, an emergency arises or as otherwise permitted by the SEC. In addition, the Board of Trustees of the Funds may, on any Business Day, decide to change the time as of which a Fund's NAV is calculated in response to new developments such as altered trading hours, or as otherwise permitted by the SEC.

EMERGENCY EVENTS. In the event the Exchange does not open for business because of an emergency, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during an emergency situation, please call 800/595-9111 or visit northernfunds.com.

FINANCIAL INTERMEDIARIES. Northern Funds may authorize certain institutions acting as financial intermediaries (including banks, trust companies, brokers and investment advisers), to accept purchase, redemption and exchange orders from their customers on behalf of the Funds. These authorized intermediaries may also designate other intermediaries to accept such orders, if approved by the Funds. A Fund will be deemed to have received an order when the order is accepted by the authorized intermediary, and the order will be priced at the Fund's per share NAV next determined, provided that the authorized intermediary forwards the order (and payment for any purchase order) to the Transfer Agent on behalf of the Trust within agreed-upon time periods. If the order (or payment for any purchase order) is not received by the Transfer Agent within such time periods, the authorized intermediary may be liable for fees and losses and the transaction may be cancelled.

Northern Funds may enter into agreements with certain financial intermediaries, including affiliates of Northern Trust, that perform support and/or distribution services for their customers who own Fund shares ("Service Organizations"). These support services may include:

- assisting investors in processing purchase, exchange and redemption requests;

- processing dividend and distribution payments from the Funds;

- providing information to customers showing their positions in the Funds; and

- providing subaccounting with respect to Fund shares beneficially owned by customers or the information necessary for subaccounting.

In addition, Service Organizations may provide distribution services, such as the forwarding of sales literature and advertising to their customers, in connection with the distribution of Fund shares.

For their services, Service Organizations may receive fees from a Fund at annual rates of up to 0.25% of the average daily net asset value of the shares covered by their agreements. Because these fees are paid out of the Funds' assets on an on-going basis, they will increase the cost of your investment in the Funds.

Northern Trust may also provide compensation to certain dealers and other financial intermediaries, including affiliates of Northern Trust, who provide services to their customers who invest in Northern Funds or whose customers purchase significant amounts of a Fund's shares. The amount of such compensation may be made on a one-time and/or periodic basis, and may represent all or a portion of the annual fees earned by the Investment Advisers (after adjustments). This additional compensation will be paid by the Northern Trust and will not represent an additional expense to Northern Funds or their shareholders.

Investors purchasing shares through a financial intermediary should read their account agreements carefully. A financial intermediary's requirements may differ from those listed in this Prospectus. A financial intermediary may also impose account charges, such as asset allocation fees, account maintenance fees and other charges that will reduce the net return on an investment in a Fund. If an investor has agreed with a particular financial intermediary to maintain a minimum balance and the balance falls below this minimum, the investor may be required to redeem all or a portion of the investor's investment in a Fund.

Conflict of interest restrictions may apply to the receipt of compensation by a Service Organization or other financial intermediary in connection with the investment of fiduciary funds in Fund shares. Institutions, including banks regulated by the Comptroller of the Currency, Federal Reserve Board and state banking commissions, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal counsel.

State securities laws regarding the registration of dealers may differ from Federal law. As a result, Service Organizations and other financial intermediaries investing in the Funds on behalf of their customers may be required to register as dealers.

Agreements that contemplate the provision of distribution services by Service Organizations are governed by a Distribution and Service Plan (the "Plan") that has been adopted by Northern Funds pursuant to Rule 12b-1 under the 1940 Act. Payments to Service Organizations, including Northern Trust, under the Plan are not tied directly to their own out-of-pocket expenses and therefore may be used as they elect (for example, to defray their overhead expenses), and may exceed their direct and indirect costs. As of this date, the Plan has not been implemented with respect to the Funds.

SHAREHOLDER COMMUNICATIONS. Shareholders of record will be provided each year with a semiannual report showing portfolio investments and other information as of September 30 and, after the close of Northern Funds' fiscal year on March 31, with an annual report containing audited financial statements. If you have consented to the delivery of a single copy of shareholder reports, prospectuses, proxy statements or information statements to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting the Northern Funds Center by phone at 800/595-9111 or by mail at Northern Funds, P.O. Box 75986, Chicago, IL 60675-5986. You may also send an e-mail to northernfunds@execpc.com. The Funds will begin sending individual copies to you within 30 days after receipt of your revocation.

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS OF EACH FUND ARE AUTOMATICALLY REINVESTED IN ADDITIONAL SHARES OF THE SAME FUND WITHOUT ANY SALES CHARGE OR ADDITIONAL PURCHASE PRICE AMOUNT.

You may, however, elect to have dividends or capital gain distributions (or both) paid in cash or reinvested in shares of another Northern Fund at their net asset value per share. If you would like to receive dividends or distributions in cash or have them reinvested in another Northern Fund, you must notify the Transfer Agent in writing. This election will become effective for distributions paid two days after its receipt by the Transfer Agent. Dividends and distributions may only be reinvested in a Northern Fund in which you maintain an account.

Each Fund's net investment income is declared as a dividend on each Business Day and paid monthly. Dividends will also be paid promptly upon a total redemption of shares in an account not subject to a standing order for the purchase of additional shares. Net investment income includes interest accrued on the Fund's assets less the Fund's estimated expenses. Net realized short-term capital gains may be distributed from time to time during the Trust's fiscal year (but not less frequently than annually). The Funds do not expect to realize net long-term capital gains. Shares begin earning dividends on the day an order is executed if payment in immediately available funds is received by the Transfer Agent by the time designated on page 28 under "Timing of Purchase Requests." Otherwise, shares begin earning dividends on the day payment in Federal or other immediately available funds is received. Shares earn dividends through and including the day prior to the day they are redeemed.

TAX CONSIDERATIONS


Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (excess of long-term capital gain over short-term capital loss). Fund distributions will generally be taxable as ordinary income, except as discussed below. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you. The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

You should note that the Funds do not expect to pay dividends that are eligible for the recently enacted reduced tax rate on corporate dividends. This is because the Funds will generally be invested in debt instruments and not in shares of stock on which dividend income will be received.

If you (a) have provided either an incorrect Social Security Number or Taxpayer Identification Number or no number at all, (b) are subject to withholding by the Internal Revenue Service for prior failure to properly include on your return payments of interest or dividends, or (c) have failed to certify to Northern Funds, when required to do so, that you are not subject to backup withholding or are an "exempt recipient," then Northern Funds will be required in certain cases to withhold and remit to the U.S. Treasury 28% of the dividends and distributions payable to you.

Except as stated below, you may be subject to state and local taxes on Fund distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on certain types of Federal securities or interest on securities issued by the particular state or municipalities within the state.

There are certain tax requirements that the Funds must follow in order to avoid Federal taxation. In their efforts to adhere to these requirements, the Funds may have to limit their investment activity in some types of instruments.

MUNICIPAL MONEY MARKET AND CALIFORNIA MUNICIPAL MONEY MARKET FUNDS. The Municipal Money Market and California Municipal Money Market Funds (the "Municipal Funds") expect to pay "exempt-interest dividends" that are generally exempt from regular Federal income tax. However, a portion of the exempt-interest dividends paid by the Municipal Funds generally will be, an item of tax preference for purposes of determining Federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to Federal income taxes.

The California Municipal Money Market Fund expects to pay dividends that are generally exempt from California personal income tax. This exemption will apply, however, only to dividends that are derived from interest paid on California municipal instruments, or on certain Federal obligations. In addition, dividends paid by this Fund will be subject to state corporate franchise and corporate income taxes, if applicable.

In all cases, distributions, if any, derived from net long-term capital gains will generally be taxable to you as long-term capital gains, and any dividends derived from short-term capital gains and taxable interest income will be taxable to you as ordinary income.

If you receive an exempt-interest dividend with respect to any share and the share is held for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of the dividend amount. Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Municipal Funds generally will not be deductible for Federal income tax purposes.

CONSULT YOUR TAX PROFESSIONAL. Your investment in the Funds could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in the Funds. More tax information is provided in the Additional Statement. This short summary is not intended as a substitute for careful tax planning.

TAX TABLE

You may find it particularly useful to compare the tax-free yields of the Municipal Funds to the equivalent yields from taxable investments. For an investor in a low tax bracket, it may not be helpful to invest in a tax-exempt investment if a higher after-tax yield can be achieved from a taxable instrument.


The table below illustrates the difference between hypothetical tax-free yields and tax-equivalent yields for different tax brackets. You should be aware, however, that tax brackets can change over time and that your tax adviser should be consulted for specific yield calculation.



                                                                                 TAX-EXEMPT YIELDS
             TAXABLE INCOME                      FEDERAL    ------------------------------------------------------------------
-----------------------------------------       MARGINAL     2.00%     3.00%     4.00%     5.00%     6.00%     7.00%     8.00%
   SINGLE RETURN         JOINT RETURN           TAX RATE                         EQUIVALENT TAXABLE YIELDS
------------------------------------------------------------------------------------------------------------------------------
$       0 - $   7,000   $       0 - $  14,000     10%        2.22%     3.33%     4.44%     5.56%     6.67%     7.78%     8.89%
------------------------------------------------------------------------------------------------------------------------------
$   7,000 - $  28,400   $  14,000 - $  56,800     15%        2.35%     3.53%     4.71%     5.88%     7.06%     8.24%     9.41%
------------------------------------------------------------------------------------------------------------------------------
$  28,400 - $  68,800   $  56,800 - $ 114,650     25%        2.67%     4.00%     5.33%     6.67%     8.00%     9.33%    10.67%
------------------------------------------------------------------------------------------------------------------------------
$  68,800 - $ 143,500   $ 114,650 - $ 174,700     28%        2.78%     4.17%     5.56%     6.94%     8.33%     9.72%    11.11%
------------------------------------------------------------------------------------------------------------------------------
$ 143,500 - $ 311,950   $ 174,700 - $ 311,950     33%        2.99%     4.48%     5.97%     7.46%     8.96%    10.45%    11.94%
------------------------------------------------------------------------------------------------------------------------------
Over $ 311,950          Over $ 311,950            35%        3.08%     4.62%     6.15%     7.69%     9.23%    10.77%    12.31%
------------------------------------------------------------------------------------------------------------------------------



THE TAX-EXEMPT YIELDS USED HERE ARE HYPOTHETICAL AND NO ASSURANCE CAN BE MADE THAT THE FUNDS WILL ATTAIN ANY PARTICULAR YIELD. A FUND'S YIELD FLUCTUATES AS MARKET CONDITIONS CHANGE. THE TAX BRACKETS AND RELATED YIELD CALCULATIONS ARE BASED ON THE 2003 FEDERAL MARGINAL TAX RATES INDICATED IN THE TABLE. THE TABLE DOES NOT REFLECT THE PHASE OUT OF PERSONAL EXEMPTIONS AND ITEMIZED DEDUCTIONS THAT WILL APPLY TO CERTAIN HIGHER INCOME TAXPAYERS. IN ADDITION, THE BRACKETS DO NOT TAKE INTO CONSIDERATION THE CALIFORNIA STATE PERSONAL INCOME TAX OR ANY OTHER STATE TAX. MOREOVER, RECENTLY ENACTED FEDERAL TAX LEGISLATION WILL CHANGE THE FEDERAL INCOME TAX BRACKETS SHOWN IN THE TABLE IN 2005.

RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION

RISKS, SECURITIES AND TECHNIQUES


THIS SECTION TAKES A CLOSER LOOK AT SOME OF THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS. It also explores the various investment securities and techniques that the investment management team may use. The Funds may invest in other securities and are subject to further restrictions and risks which are described in the additional statement. Additionally, the Funds may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Funds' investment objectives and policies.

ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVES. A Fund's investment objective may be changed by the Trust's Board of Trustees without shareholder approval. Shareholders will, however, be notified of any changes. Any such change may result in a Fund having an investment objective different from the objective that the shareholder considered appropriate at the time of investment in the Fund.

CALIFORNIA MUNICIPAL INSTRUMENTS. The investments of the California Municipal Money Market Fund in California municipal instruments raise special considerations. Payment of the interest on and the principal of these instruments is dependent upon the continuing ability of issuers of California municipal instruments to meet their obligations.

INVESTMENT STRATEGY. Under normal market conditions, at least 80% of the California Municipal Money Market Fund's net assets will be invested in California municipal instruments. Consequently, the Fund is more susceptible to factors adversely affecting issuers of California municipal instruments, and may be riskier than comparable funds that do not emphasize these issuers to this degree.

SPECIAL RISKS. The California Municipal Money Market Fund's investments will California (the "State"), and by the financial condition of the State, its public authorities and political subdivisions. After suffering a severe recession in the early 1990s which caused the State to experience financial difficulties, California's economy entered a sustained recovery beginning in late 1993 and the State's budget returned to a positive balance. More recently, the State's economic growth rate has slowed markedly since the start of 2001 which, combined with stock market declines, has led to declines in the state revenues for the first time in a decade. To respond to its own revenue shortfalls, the State has reduced assistance to its public authorities and political subdivisions. Cutbacks in state aid could further adversely affect the financial condition of cities, counties and education districts, which are subject to their own fiscal constraints. California voters in the past have passed amendments to the California Constitution and other measures that limit the taxing and spending authority of California governmental entities, and future voter initiatives could result in adverse consequences affecting California municipal instruments. These factors, among others (including the outcome of related pending litigation), could reduce the credit standing of certain issuers of California municipal instruments.

In addition to the risk of nonpayment of California municipal instruments, if these obligations decline in quality and are downgraded by a Nationally Recognized Statistical Rating Organization, they may become ineligible for purchase by the Fund. Since there are large numbers of buyers of these instruments, the supply of California municipal instruments that are eligible for purchase by the California Municipal Money Market Fund could become inadequate at certain times.

A more detailed description of special factors affecting investments in California municipal instruments is provided in the Additional Statement.

ADDITIONAL DESCRIPTION OF SECURITIES AND COMMON INVESTMENT TECHNIQUES

ASSET-BACKED SECURITIES. Asset-backed securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. Asset-backed securities represent participations in, or are secured by and payable from, pools of assets such as mortgages, motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements, municipal securities and other financial assets. Such asset pools are securitized through the use of privately-formed trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pooled insurance policy issued by a financial institution, or by other credit enhancements.

INVESTMENT STRATEGY. The U.S. Government Money Market Fund and U.S. Government Select Money Market Fund may purchase asset-backed securities (such as mortgage-backed securities) that are issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises. The Money Market Fund, Municipal Money Market Fund and California Municipal Money Market Fund may purchase these and other types of asset-backed securities that are "Eligible Securities" as defined by the SEC.

SPECIAL RISKS. In addition to credit and market risk, asset-backed securities involve prepayment risk because the underlying assets (loans) may be prepaid at any time. The value of these securities may also change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing the credit support or the counterparty. Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and Federal consumer credit laws. Automobile receivables are subject to the risk that the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing the receivables.

BORROWINGS AND REVERSE REPURCHASE AGREEMENTS. The Funds may borrow money and may enter into reverse repurchase agreements with banks and other financial institutions. Reverse repurchase agreements involve the sale of money market securities held by a Fund subject to the Fund's agreement to repurchase them at a mutually agreed upon date and price (including interest).

INVESTMENT STRATEGY. Each Fund may borrow and enter into reverse repurchase agreements in amounts not exceeding one-third of the value of its total assets (including the amount borrowed). Each Fund may also borrow up to an additional 5% of its total assets for temporary purposes. The Funds may enter into reverse repurchase agreements when the investment management team expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense.

SPECIAL RISKS. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by the Funds decline in value while these transactions are outstanding, the net asset value of the Funds' outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that the interest income earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.

CUSTODIAL RECEIPTS FOR TREASURY SECURITIES. Custodial receipts are participations in trusts that hold U.S. Treasury securities are sold under names such as TIGRs and CATS. Like other stripped obligations, they entitle the holder to future interest or principal payments on the U.S. Treasury securities.

INVESTMENT STRATEGY. To the extent consistent with their respective investment objectives, the Funds, other than the U.S. Government Select Money Market Fund, may invest a portion of their assets in custodial receipts. Investments by the U.S. Government Money Market Fund in custodial receipts, if any, are expected to be minimal, and in no event will they exceed 20% of the value of the Fund's net assets.

SPECIAL RISKS. Like other stripped obligations (which are described below), stripped custodial receipts may be subject to greater price volatility than ordinary debt obligations because of the way in which their principal and interest are returned to investors.

DERIVATIVES. The Funds may purchase certain "derivative" instruments. A derivative is a financial instrument whose value is derived from - or based upon
- the performance of underlying assets, interest rates or other indices. Derivatives include structured securities such as collateralized mortgage obligations and other types of asset-backed securities, "stripped" securities and various floating rate instruments.

INVESTMENT STRATEGY. A Fund may invest in derivatives when the Investment Adviser believes the potential risks and rewards are consistent with the Fund's objective, strategies and overall risk profile.

SPECIAL RISKS. Engaging in derivative transactions involves special risks, including (a) market risk that the Fund's derivatives position will lose value;
(b) credit risk that the counterparty to the transaction will default; (c) leveraging risk that the value of the derivative instrument will decline more than the value of the assets on which it is based; (d) illiquidity risk that a Fund will be unable to sell its position because of lack of market depth or disruption; (e) pricing risk that the value of a derivative instrument will be difficult to determine; and (f) operations risk that loss will occur as a result of inadequate systems or human error. Many types of derivatives have been recently developed and have not been tested over complete market cycles. For these reasons, a Fund may suffer a loss whether or not the analysis of the investment management team is accurate.

FOREIGN INVESTMENTS. The Money Market Fund may invest in the U.S. dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, foreign commercial banks and foreign branches of U.S. banks. It may also invest in U.S. dollar-denominated commercial paper and other obligations of foreign issuers. Foreign government obligations may include debt obligations of supranational entities, including international organizations (such as the European Coal and Steel Community and the International Bank for Reconstruction and Development (also know as the World Bank)) and international banking institutions and related government agencies.

INVESTMENT STRATEGY. Investments by the Money Market Fund in foreign issuer obligations will not exceed 50% of the Fund's total assets measured at the time of purchase. The U.S. Government Money Market Fund may make limited investments (but in no event more than 20% of its net assets) in debt obligations of supranational entities.

SPECIAL RISKS. Foreign securities involve special risks and costs, which are considered by the Investment Adviser in evaluating the creditworthiness of issuers and making investment decisions for the Funds. Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt.

Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and record keeping requirements, and to volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities.

ILLIQUID OR RESTRICTED SECURITIES. Illiquid securities include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable amount master demand notes that cannot be called within seven days, certain insurance funding agreements (see below) and other securities that are traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act").

INVESTMENT STRATEGY. Each Fund may invest up to 10% of its net assets in securities that are illiquid. If otherwise consistent with their investment objectives and policies, the Funds may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and domestically traded securities that are not registered under the 1933 Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). These securities will not be considered illiquid so long as the Investment Adviser determines, under guidelines approved by Northern Funds' Board of Trustees, that an adequate trading market exists.

SPECIAL RISKS. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Fund. The practice of investing in Rule 144A Securities could increase the level of a Fund's illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

INSURANCE FUNDING AGREEMENTS. An insurance funding agreement ("IFA") is an agreement that requires a Fund to make cash contributions to a deposit fund of an insurance company's general account. The insurance company then credits interest to the Fund for a set time period.

INVESTMENT STRATEGY. The Money Market Fund may invest in IFAs issued by insurance companies that meet quality and credit standards established by the Investment Adviser.

SPECIAL RISKS. IFAs are not insured by a government agency - they are backed only by the insurance company that issues them. As a result, they are subject to default risk. In addition, there may be no active secondary market for IFAs. This means that it may be difficult to sell an IFA at an appropriate price.

INVESTMENT COMPANIES. To the extent consistent with their respective investment objectives and policies, the Funds may invest in securities issued by other investment companies.

INVESTMENT STRATEGY. Investments by a Fund in other money market funds will be subject to the limitations of the 1940 Act and SEC orders.

SPECIAL RISKS. As a shareholder of another investment company, a Fund would be subject to the same risks as any other investor in that company. In addition, it would bear a proportionate share of any fees or expenses paid by that company. These would be in addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations.

MUNICIPAL AND RELATED INSTRUMENTS. Municipal instruments include debt obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities.

Municipal instruments include both "general" and "revenue" bonds and may be issued to obtain funds for various public purposes. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities. In some cases, revenue bonds are also payable from the proceeds of a special excise or other specific revenue source such as lease payments from the user of a facility being financed. Some municipal instruments, known as private activity bonds, are issued to finance projects for private companies. Private activity bonds are usually revenue obligations since they are typically payable by the private user of the facilities financed by the bonds.

Municipal instruments also include "moral obligation" bonds, municipal leases, certificates of participation and asset-backed securities such as custodial receipts. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or municipality. Municipal leases and participation certificates present the risk that the state or municipality involved will not appropriate the monies to meet scheduled payments on an annual basis. Custodial receipts represent interests in municipal instruments held by a trustee or custodian.

Each of the Municipal Funds may acquire "stand-by commitments" relating to the municipal instruments it holds. Under a stand-by commitment, a dealer agrees to purchase, at the Fund's option, specified municipal instruments at a specified price. A stand-by commitment may increase the cost, and thereby reduce the yield, of the municipal instruments to which the commitment relates. The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights for trading purposes.

INVESTMENT STRATEGY. Although it is not their current policy to do so on a regular basis, each of the Municipal Funds may invest more than 25% of their total assets in municipal instruments the interest upon which is paid solely from revenues of similar projects. However, these Funds do not intend to invest more than 25% of the value of their total assets in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues to be paid are in the same industry.

The California Municipal Money Market Fund expects to invest principally in California municipal instruments. The Municipal Money Market Fund may also invest more than 25% of the value of its total assets in municipal instruments whose issuers are in the same state.

Funds in addition to the Municipal Funds may invest from time to time in municipal instruments or other securities issued by state and local governmental bodies. Generally, this will occur when the yield of municipal instruments, on a pre-tax basis, is comparable to that of other permitted short-term taxable investments. Dividends paid by the Funds, other than the Municipal Funds, on such investments will be taxable to shareholders.

SPECIAL RISKS. Municipal instruments purchased by the Municipal Funds may be backed by letters of credit, insurance or other forms of credit enhancement issued by foreign (as well as domestic) banks, insurance companies and other financial institutions. If the credit quality of these banks and financial institutions declines, a Fund could suffer a loss to the extent that the Fund is relying upon this credit support. Risks relating to foreign banks, insurance companies and financial institutions are described on page 38 under "Foreign Investments."

In addition, when a substantial portion of a Fund's assets is invested in instruments which are used to finance facilities involving a particular industry, whose issuers are in the same state or which are otherwise related, there is a possibility that an economic, business or political development affecting one instrument would likewise affect the related instrument.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of securities by a Fund subject to the seller's agreement to repurchase them at a mutually agreed upon date and price.

INVESTMENT STRATEGY. Each Fund may enter into repurchase agreements with financial institutions such as banks and broker-dealers that are deemed to be creditworthy by the Investment Adviser. Although the securities subject to a repurchase agreement may have maturities exceeding one year, settlement of the agreement will never occur more than one year after a Fund acquires the securities.

SPECIAL RISKS. In the event of a default, a Fund will suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral are less than the repurchase price and the Fund's costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy, a Fund could suffer additional losses if a court determines that the Fund's interest in the collateral is unenforceable by the Fund.

SECURITIES LENDING. In order to generate additional income, the Money Market Fund and U.S. Government Money Market Fund may lend securities to banks, brokers and dealers or other qualified institutions. In exchange, the Funds will receive collateral equal to at least 100% of the value of the securities loaned.

INVESTMENT STRATEGY. Securities lending may represent no more than one-third the value of a Fund's total assets (including the loan collateral). Any cash collateral received by a Fund in connection with these loans may be invested in short-term instruments, either directly or indirectly through other money market funds. Such instruments are not limited to U.S. government securities and may include any instruments that may be purchased by the Money Market Fund. Loan collateral (including any investment of the collateral) is not included in the calculation of the percentage limitations described elsewhere in this Prospectus regarding a Fund's investments in particular types of securities.

SPECIAL RISKS. A principal risk when lending portfolio securities is that the borrower might become insolvent or refuse to honor its obligations to return the securities. In this event, a Fund could experience delays in recovering its securities and may possibly incur a capital loss. A Fund will be responsible for any loss that might result from its investment of the cash collateral it receives from a borrower. Additionally, the amount of income to shareholders that is taxable at the state level may increase as a result of a Fund's securities lending activities. Any state tax-exempt interest paid on securities while on loan will not be deemed to have been received by a Fund, and the equivalent amount paid by the borrower of the securities to the Fund will not be deemed to be interest exempt from state taxes, but is likely to be deemed taxable income to shareholders.

STRIPPED OBLIGATIONS. These securities are issued by the U.S. government (an agency, instrumentality or sponsored enterprise), foreign governments, banks and other issuers. They entitle the holder to receive either interest payments or principal payments that have been "stripped" from a debt obligation. These obligations include stripped mortgage-backed securities, which are derivative multi-class mortgage securities.

INVESTMENT STRATEGY. To the extent consistent with their respective investment objectives, the Funds may purchase stripped securities.

SPECIAL RISKS. Stripped securities are very sensitive to changes in interest rates and to the rate of principal prepayments. A rapid or unexpected change in either interest rates or principal prepayments could depress the price of stripped securities held by the Funds and adversely affect a Fund's investment performance.

TAXABLE INVESTMENTS. Taxable investments include: U.S. dollar-denominated obligations of U.S. banks, foreign commercial banks and securities issued or guaranteed by foreign governments; high quality commercial paper and other obligations; high quality corporate bonds and notes; asset-backed securities; securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and related custodial receipts; and repurchase agreements relating to the above instruments.

INVESTMENT STRATEGY. The Municipal Money Market and California Municipal Money Market Funds may each invest from time to time, on a temporary basis or for temporary defensive purposes, in short-term taxable instruments that are "Eligible Securities" as defined by the SEC for money market funds.

SPECIAL RISKS. Dividends paid by the Municipal Money Market and California Municipal Money Market Funds that are derived from interest paid on taxable investments will generally be taxable to each Fund's shareholders as ordinary income for Federal income tax purposes. Each of the Municipal Money Market and California Municipal Money Market Funds may not achieve its investment objective when its assets are invested in taxable obligations.

UNITED STATES GOVERNMENT OBLIGATIONS. These include U.S. Treasury obligations, such as bills, notes and bonds, which generally differ only in terms of their interest rates, maturities and time of issuance. These also include obligations issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises. Securities guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, an agency, instrumentality or sponsored enterprise thereof, and (b) participations in loans made to foreign governments or their agencies that are so guaranteed.

INVESTMENT STRATEGY. To the extent consistent with its investment objective, each Fund may invest in a variety of U.S. Treasury obligations and also may invest in obligations issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises.

SPECIAL RISKS. Not all U.S. government obligations carry the same credit support. Some, such as those of the Government National Mortgage Association ("Ginnie Mae"), are supported by the full faith and credit of the United States Treasury. Other obligations, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the United States Treasury; and others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations. Still others are supported only by the credit of the instrumentality or sponsored enterprise. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.

VARIABLE AND FLOATING RATE INSTRUMENTS. Variable and floating rate instruments have interest rates that are periodically adjusted either at set intervals or that float at a margin tied to a specified index rate. These instruments include variable amount master demand notes and long-term variable and floating rate bonds (sometimes referred to as "Put Bonds") where a Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date.

INVESTMENT STRATEGY. Each Fund may invest in variable and floating rate instruments to the extent consistent with its investment objective.

SPECIAL RISKS. Variable and floating rate instruments are subject to many of the same risks as fixed rate instruments, particularly credit risk. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Funds are not entitled to exercise their demand rights. As a result, the Funds could suffer a loss with respect to these instruments.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS. A purchase of "when-issued" securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

INVESTMENT STRATEGY. Each Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Although the Funds would generally purchase securities in these transactions with the intention of acquiring the securities, the Funds may dispose of such securities prior to settlement if the investment management team deems it appropriate to do so.

SPECIAL RISKS. Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may decrease by the time they are actually issued or delivered. Conversely, selling securities in these transactions involves the risk that the value of the securities may increase by the time they are actually issued or delivered. These transactions also involve the risk that the counterparty may fail to deliver the security or cash on the settlement date.


MISCELLANEOUS. TNTC is sometimes referred to as "The Northern Trust Bank" in advertisements and other sales literature.

FINANCIAL INFORMATION

THE FINANCIAL HIGHLIGHTS TABLES ARE INTENDED TO HELP YOU UNDERSTAND A FUND'S FINANCIAL PERFORMANCE FOR THE PAST FIVE YEARS (OR, IF SHORTER, THE PERIOD OF THE FUND'S OPERATIONS). Certain information reflects the financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund for a share held for the entire period (assuming reinvestment of all dividends and distributions). The financial highlights for the fiscal year ended March 31, 2003 have been audited by Deloitte & Touche LLP, whose report, along with the Funds' financial statements, is included in the annual report which is available upon request and without charge. The financial highlights for fiscal years ended prior to March 31, 2003 were audited by other independent auditors.

FINANCIAL HIGHLIGHTS                         FOR THE FISCAL YEARS ENDED MARCH 31



                                                                      CALIFORNIA MUNICIPAL MONEY MARKET FUND

SELECTED PER SHARE DATA                                  2003           2002           2001           2000           1999
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                   $       1.00   $       1.00   $       1.00   $       1.00   $       1.00

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                      0.01           0.02           0.03           0.03           0.03
  Total Income from Investment Operations                    0.01           0.02           0.03           0.03           0.03
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
  From net investment income                                (0.01)         (0.02)         (0.03)         (0.03)         (0.03)
-----------------------------------------------------------------------------------------------------------------------------
  Total Distributions Paid                                  (0.01)         (0.02)         (0.03)         (0.03)         (0.03)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                         $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                              0.95%          1.75%          3.06%          2.64%          2.75%

SUPPLEMENTAL DATA AND RATIOS:
  Net assets, in thousands, end of year              $    876,183   $    525,262   $    499,066   $    404,617   $    363,050
  Ratio to average net assets of:
    Expenses, net of waivers and reimbursements              0.55%          0.55%          0.55%          0.55%          0.55%
    Expenses, before waivers and reimbursements              0.81%          0.89%          0.90%          0.91%          0.91%
    Net investment income, net of waivers and
     reimbursements                                          0.93%          1.72%          2.98%          2.61%          2.68%
    Net investment income, before waivers and
     reimbursements                                          0.67%          1.38%          2.63%          2.25%          2.32%



(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR.

FINANCIAL HIGHLIGHTS                         FOR THE FISCAL YEARS ENDED MARCH 31


                                                                               MONEY MARKET FUND

SELECTED PER SHARE DATA                                  2003           2002          2001            2000           1999
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                   $       1.00   $       1.00   $       1.00   $       1.00   $       1.00

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                      0.01           0.03           0.06           0.05           0.05
  Total Income from Investment Operations                    0.01           0.03           0.06           0.05           0.05
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
  From net investment income                                (0.01)         (0.03)         (0.06)         (0.05)         (0.05)
-----------------------------------------------------------------------------------------------------------------------------
  Total Distributions Paid                                  (0.01)         (0.03)         (0.06)         (0.05)         (0.05)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                         $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                              1.26%          3.07%          6.09%          5.06%          5.04%

SUPPLEMENTAL DATA AND RATIOS:
  Net assets, in thousands, end of year              $  8,570,323   $  9,302,869   $  8,803,179   $  6,237,231   $  4,886,098
  Ratio to average net assets of:
    Expenses, net of waivers and reimbursements              0.55%          0.55%          0.55%          0.55%          0.55%
    Expenses, before waivers and reimbursements              0.82%          0.88%          0.89%          0.89%          0.89%
    Net investment income, net of waivers and
      reimbursements                                         1.26%          2.99%          5.91%          4.96%          4.91%
    Net investment income, before waivers and
      reimbursements                                         0.99%          2.66%          5.57%          4.62%          4.57%



(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR.

FINANCIAL HIGHLIGHTS                         FOR THE FISCAL YEARS ENDED MARCH 31


                                                                           MUNICIPAL MONEY MARKET FUND

SELECTED PER SHARE DATA                                  2003           2002          2001            2000           1999
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                   $       1.00   $       1.00   $       1.00   $       1.00   $       1.00

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                      0.01           0.02           0.04           0.03           0.03
  Total Income from Investment Operations                    0.01           0.02           0.04           0.03           0.03
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
  From net investment income                                (0.01)         (0.02)         (0.04)         (0.03)         (0.03)
  Total Distributions Paid                                  (0.01)         (0.02)         (0.04)         (0.03)         (0.03)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                         $       1.00    $      1.00   $       1.00   $       1.00   $       1.00
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                              0.99%          1.96%          3.67%          3.01%          2.98%

SUPPLEMENTAL DATA AND RATIOS:
  Net assets, in thousands, end of year              $  5,045,958   $  4,162,353   $  3,463,542   $  2,668,096   $  2,384,030
  Ratio to average net assets of:
    Expenses, net of waivers and reimbursements              0.55%          0.55%          0.55%          0.55%          0.55%
    Expenses, before waivers and reimbursements              0.81%          0.89%          0.89%          0.90%          0.89%
    Net investment income, net of waivers and
      reimbursements                                         0.97%          1.90%          3.60%          2.96%          2.90%
    Net investment income, before waivers and
      reimbursements                                         0.71%          1.56%          3.26%          2.61%          2.56%



(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR.

FINANCIAL HIGHLIGHTS                         FOR THE FISCAL YEARS ENDED MARCH 31


                                                                        U.S. GOVERNMENT MONEY MARKET FUND

SELECTED PER SHARE DATA                                  2003           2002          2001            2000           1999
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                   $       1.00   $       1.00   $       1.00   $       1.00   $       1.00

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                      0.01           0.03           0.06           0.05           0.05
  Total Income from Investment Operations                    0.01           0.03           0.06           0.05           0.05
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
  From net investment income                                (0.01)         (0.03)         (0.06)         (0.05)         (0.05)
  Total Distributions Paid                                  (0.01)         (0.03)         (0.06)         (0.05)         (0.05)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                         $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                              1.21%          2.83%          5.97%          4.92%          4.94%

SUPPLEMENTAL DATA AND RATIOS:
  Net assets, in thousands, end of year              $    794,122   $    631,313   $    595,365   $    537,950   $    469,866
  Ratio to average net assets of:
    Expenses, net of waivers and reimbursements              0.55%          0.55%          0.55%          0.55%          0.55%
    Expenses, before waivers and reimbursements              0.86%          0.89%          0.92%          0.92%          0.91%
    Net investment income, net of waivers and
      reimbursements                                         1.19%          2.74%          5.79%          4.82%          4.82%
    Net investment income, before waivers and
      reimbursements                                         0.88%          2.40%          5.42%          4.45%          4.46%



(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR.

FINANCIAL HIGHLIGHTS                         FOR THE FISCAL YEARS ENDED MARCH 31


                                                                     U.S. GOVERNMENT SELECT MONEY MARKET FUND

SELECTED PER SHARE DATA                                  2003           2002          2001            2000          1999
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                   $       1.00   $       1.00   $       1.00   $       1.00   $       1.00

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                      0.01           0.03           0.06           0.05           0.05
  Total Income from Investment Operations                    0.01           0.03           0.06           0.05           0.05
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
  From net investment income                                (0.01)         (0.03)         (0.06)         (0.05)         (0.05)
  Total Distributions Paid                                  (0.01)         (0.03)         (0.06)         (0.05)         (0.05)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                         $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                              1.11%          2.71%          5.89%          4.86%          4.87%

SUPPLEMENTAL DATA AND RATIOS:
  Net assets, in thousands, end of year              $    979,757   $    983,129   $  1,139,044   $    689,742   $    416,527
  Ratio to average net assets of:
    Expenses, net of waivers and reimbursements              0.55%          0.55%          0.55%          0.55%          0.55%
    Expenses, before waivers and reimbursements              0.82%          0.88%          0.89%          0.90%          0.91%
    Net investment income, net of waivers and
      reimbursements                                         1.08%          2.64%          5.70%          4.86%          4.73%
    Net investment income, before waivers and
      reimbursements                                         0.81%          2.31%          5.36%          4.51%          4.37%



(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR.

                       THIS PAGE INTENTIONALLY LEFT BLANK

                       THIS PAGE INTENTIONALLY LEFT BLANK

                       THIS PAGE INTENTIONALLY LEFT BLANK

FOR MORE INFORMATION

ANNUAL/SEMIANNUAL REPORTS

Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION
("ADDITIONAL STATEMENT")

Additional information about the Funds and their policies is also available in the Funds' Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds' annual and semiannual reports, and the Additional Statement, are available free upon request by calling The Northern Funds Center at 800/595-9111.

TO OBTAIN OTHER INFORMATION AND FOR SHAREHOLDER INQUIRIES:

BY TELEPHONE

Call 800/595-9111

BY MAIL

Northern Funds
P.O. Box 75986
Chicago, IL 60675-5986

ON THE INTERNET

Text-only versions of the Funds' documents are available online and may be downloaded from:

- The SEC's Web site at sec.gov.

- Northern Funds' Web site at
  northernfunds.com.

You may review and obtain copies of Trust documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Trust documents by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

811-8236

                            NORTHERN FUNDS PROSPECTUS

                      NORTHERN TAX-EXEMPT MONEY MARKET FUND


PROSPECTUS DATED JULY 31, 2003

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. An investment in the Fund involves investment risks, including possible loss of principal.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                     TABLE OF CONTENTS


RISK/RETURN SUMMARY

INFORMATION ABOUT THE OBJECTIVE, PRINCIPAL STRATEGIES AND RISK CHARACTERISTICS OF THE FUND.

4 OVERVIEW

5 TAX-EXEMPT MONEY MARKET FUND

6 PRINCIPAL INVESTMENT RISKS

7 FUND PERFORMANCE

8 FUND FEES AND EXPENSES

MANAGEMENT OF THE FUND

DETAILS THAT APPLY TO THE FUND.

10 INVESTMENT ADVISER
11 ADVISORY FEES
12 FUND MANAGEMENT
13 OTHER FUND SERVICES

ABOUT YOUR ACCOUNT
How to open, maintain and close an account.

14 PURCHASING AND SELLING SHARES
14 Purchasing Shares
14 Opening an Account
17 Selling Shares

20 ACCOUNT POLICIES AND OTHER INFORMATION
20 Automatic Investment Arrangements
20 Calculating Share Price
20 Timing of Purchase Requests
20 In-Kind Purchases and Redemptions
20 Miscellaneous Purchase Information
21 Timing of Redemption and Exchange Requests
21 Payment of Redemption Proceeds
21 Miscellaneous Redemption Information
21 Exchange Privileges
22 Telephone Transactions
22 Making Changes to Your Account Information
22 Signature Guarantees
22 Business Day
22 Good Order
23 Customer Identification Program
23 Early Closings
23 Emergency Events
23 Financial Intermediaries
24 Shareholder Communications

25 DIVIDENDS AND DISTRIBUTIONS
26 TAX CONSIDERATIONS

26 TAX TABLE
28 RISKS, SECURITIES AND TECHNIQUES

28 Additional Information on Investment Objective,
   Principal Investment Strategies and Related Risks
28 Additional Description of Securities and Common Investment Techniques

FOR MORE INFORMATION

34 ANNUAL/SEMIANNUAL REPORTS
34 STATEMENT OF ADDITIONAL INFORMATION
   (ADDITIONAL STATEMENT)

OVERVIEW

NORTHERN FUNDS (THE "TRUST") IS A FAMILY OF NO-LOAD MUTUAL FUNDS THAT OFFERS A SELECTION OF FUNDS TO INVESTORS, EACH WITH A DISTINCT INVESTMENT OBJECTIVE AND RISK/REWARD PROFILE.

This Prospectus describes the Tax-Exempt Money Market Fund (the "Fund") offered by the Trust. The Trust also offers other funds, including equity, fixed income and additional money market funds, which are described in separate prospectuses. Keep in mind, however, that no Fund can guarantee it will meet its investment objective, and no Fund should be relied upon as a complete investment program.

The Fund seeks to maintain a stable net asset value of $1.00 per share. Consistent with this policy, the Fund:

-  Limits its dollar-weighted average portfolio maturity to 90 days or less;

- Buys securities with remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements); and

- Invests only in U.S. dollar-denominated securities that represent minimal credit risks.

In addition, the Fund limits its investments to "Eligible Securities" as defined by the SEC. Eligible Securities include, generally, securities that either (a) have short-term debt ratings at the time of purchase in the two highest rating categories or (b) are issued or guaranteed by, or otherwise allow the Fund to demand payment from, an issuer with those ratings. Securities that are unrated (including securities of issuers that have long-term but not short-term ratings) may be deemed to be Eligible Securities if they are determined to be of comparable quality by the Investment Adviser under the direction of the Board of Trustees. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, the Fund may continue to hold the issue if the Investment Adviser believes it is in the best interest of the Fund and its shareholders. Securities that are in the highest short-term rating category (and comparable unrated securities) are called "First Tier Securities." Securities in which the Fund invests may not earn as high a level of income as long-term or lower quality securities, which generally have greater market risk and more fluctuation in market value.

In accordance with current SEC regulations, the Fund will generally not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer. However, the Fund may invest up to 25% of its total assets in the securities of a single issuer for up to three Business Days. These limitations do not apply to cash, certain repurchase agreements, U.S. government securities or securities of other investment companies. In addition, securities subject to certain unconditional guarantees and securities that are not "First Tier Securities" as defined by the SEC are subject to different diversification requirements as described in the Statement of Additional Information ("Additional Statement").

In addition to the instruments described on the pages below, the Fund may use various investment techniques in seeking its investment objective. You can learn more about these techniques and their related risks by reading "Risks, Securities and Techniques" beginning on page 28 of this Prospectus and the Additional Statement.

TAX-EXEMPT MONEY MARKET FUND


INVESTMENT OBJECTIVE

The Fund seeks to provide its shareholders, to the extent consistent with the preservation of capital and prescribed portfolio standards, with a high level of income exempt from Federal income tax by investing primarily in municipal instruments.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in high-quality short-term municipal instruments, the interest on which is exempt from regular Federal income tax. The high level of income sought by the Fund is relative to yields currently available in the tax-exempt marketplace. Municipal instruments may include:

-  Fixed, variable and floating rate notes and similar debt instruments;
- Asset-backed securities which are considered municipal instruments (such as trust certificates backed by municipal bonds);
-  Tax-exempt commercial paper;
-  Municipal bonds, notes, paper or other instruments; and
- Municipal bonds and notes which are guaranteed as to principal and interest or backed by the U.S. government or its agencies, instrumentalities or sponsored enterprises.

EXCEPT IN EXTRAORDINARY CIRCUMSTANCES, AT LEAST 80% OF THE FUND'S NET ASSETS WILL BE INVESTED IN DEBT INSTRUMENTS THAT PAY INTEREST WHICH IS EXEMPT FROM REGULAR FEDERAL INCOME TAX. AMT OBLIGATIONS, WHICH PAY INTEREST THAT MAY BE TREATED AS AN ITEM OF TAX PREFERENCE TO SHAREHOLDERS UNDER THE FEDERAL ALTERNATIVE MINIMUM TAX, WILL NOT BE DEEMED TO BE ELIGIBLE DEBT INSTRUMENTS FOR THE PURPOSES OF DETERMINING WHETHER THE FUND MEETS THIS POLICY. FOR SHAREHOLDERS SUBJECT TO AMT, A LIMITED PORTION OF THE FUND'S DIVIDENDS MAY BE SUBJECT TO FEDERAL INCOME TAX.

During temporary defensive periods, all or any portion of the Fund's assets may be held uninvested or invested in AMT obligations and taxable instruments. Taxable investments may consist of a broad range of government, bank and commercial paper obligations that are available in the money markets. The Fund may not achieve its investment objective when this temporary defensive strategy is used.

RISKS. These principal investment risks apply to the Fund: stable NAV, interest rate, credit (or default), guarantor (or credit enhancement), management, liquidity, prepayment (or call), counterparty failure, debt extension, project/industrial development bond and tax risks. These and other risks are summarized on page 6.

MORE INFORMATION ON THE FUND'S INVESTMENT STRATEGIES AND TECHNIQUES IS PROVIDED IN "RISKS, SECURITIES AND TECHNIQUES" BEGINNING ON PAGE 28 OF THIS PROSPECTUS.

PRINCIPAL INVESTMENT RISKS


All investments carry some degree of risk which will affect the value of the Fund's investments and its investment performance.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

The following summarizes the principal risks that apply to the Fund.

STABLE NAV RISK is the risk that the Fund will not be able to maintain a net asset value per share of $1.00 at all times.

INTEREST RATE RISK is the risk that during periods of rising interest rates, the Fund's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, the Fund's yield (and the market value of its securities) will tend to be higher.

PREPAYMENT (OR CALL) RISK is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as an asset-backed security) sooner than expected. This may happen during a period of falling interest rates. Accordingly, the Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

COUNTERPARTY FAILURE RISK is the risk that a bank or other financial institution that has entered into a repurchase agreement or other transaction may default on its payment obligations.

GUARANTOR (OR CREDIT ENHANCEMENT) RISK is the risk that changes in credit quality of a U.S. or foreign bank, insurance company or other financial institution could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit enhancements by such bank or institution to decline in value.

MANAGEMENT RISK is the risk that a strategy used by the investment management team may fail to produce the intended results.

LIQUIDITY RISK is the risk that the Fund will not be able to pay redemption proceeds within the time periods described in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests or other reasons.

PROJECT/INDUSTRIAL DEVELOPMENT BOND RISK is the risk that the Fund may be more sensitive to an adverse economic, business or political development if it invests more than 25% of its assets in municipal instruments, the interest upon which is paid solely from revenues of similar projects, or in industrial development bonds.

TAX RISK is the risk that future legislative or administrative changes or court decisions may materially affect the ability of the Fund to pay tax-exempt dividends or the value of municipal investments.

CREDIT (OR DEFAULT) RISK is the risk that an issuer of fixed income securities held by the Fund may default on its obligation to pay interest and repay principal. Generally, the lower the credit rating of a security, the greater the risk that the issuer of the security will default on its obligation. High quality securities are generally believed to have a relatively low degree of credit risk.

DEBT EXTENSION RISK is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as an asset-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

FUND PERFORMANCE

The bar chart and performance table have been omitted for the Fund because it had not commenced operations as of the date of this Prospectus.

FUND FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note that the following information does not reflect any charges which may be imposed by The Northern Trust Company, its affiliates, correspondent banks and other institutions on their customers. For more information, please see "Account Policies and Other Information" on page 20.



                                                          MAXIMUM
                                MAXIMUM                    SALES
                                 SALES      MAXIMUM        CHARGE
                                CHARGE      DEFERRED       (LOAD)
                                (LOAD)       SALES       IMPOSED ON
                              IMPOSED ON     CHARGE      REINVESTED     REDEMPTION   EXCHANGE
                               PURCHASES     (LOAD)     DISTRIBUTIONS     FEES (1)     FEES
Tax-Exempt Money Market          None         None          None          None         None



ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)



                                                                                TOTAL ANNUAL
                               MANAGEMENT    DISTRIBUTION         OTHER        FUND OPERATING
                                 FEES      (12B-1) FEES (2)   EXPENSES (3,4)    EXPENSES (5)
Tax-Exempt Money Market          0.50%           0.00%             0.29%           0.79%



FOOTNOTES

(1)  A fee of $15.00 may be applicable for each wire redemption.

(2) The Board of Trustees has adopted a Distribution and Service Plan in accordance with Rule 12b-1 but the Plan has not been implemented with respect to the Fund. During the last fiscal year the Fund did not pay any 12b-1 fees. The Fund does not expect to pay any 12b-1 fees during the current fiscal year. The maximum distribution fee is 0.25% of the Fund's average net assets under the Trust's Distribution and Service Plan.

(3) These expenses include custody, accounting, transfer agency and co-administration fees, shareholder servicing fees, proxy costs, if any, as well as other customary Fund expenses. The Co-Administrators are entitled to an administration fee from the Fund at an annual rate of 0.15% of the average daily net assets of the Fund. All or portions of this fee may be retained by either Co-Administrator as they may from time to time agree. The Transfer Agent is entitled to transfer agency fees of 0.10% of the average daily net assets of the Fund.

(4) Since the Fund had not commenced operations as of the date of this Prospectus, "Other Expenses" is based on estimated amounts the Fund expects to pay during the current fiscal year.

(5) As a result of voluntary fee reductions, waivers and reimbursements, "Total Annual Net Fund Operating Expenses" which are actually incurred (or expected to be incurred) by the Fund is set forth below. By operation of these voluntary fee reductions, waivers and reimbursements at its current rate, the total fees paid by the Fund to The Northern Trust Company and its affiliates for their services to the Fund approximate "Total Annual Net Fund Operating Expenses." Voluntary fee reductions, waivers and reimbursements may be modified, terminated or implemented at any time at the option of the Investment Adviser. When this occurs, "Total Annual Net Fund Operating Expenses" actually incurred by the Fund may increase (or decrease) without shareholder approval.



                                                                                      TOTAL
                                                                                    ANNUAL NET
                             MANAGEMENT                                                FUND
                            FEES (AFTER   DISTRIBUTION     OTHER      REIMBURSED     OPERATING
FUND                          WAIVERS)    (12B-1) FEES    EXPENSES     AMOUNTS*      EXPENSES
-----------------------------------------------------------------------------------------------
Tax Exempt Money Market        0.40%          0.00%         0.29%        0.14%        0.55%
-----------------------------------------------------------------------------------------------



* "Reimbursed Amounts" are charged first against "Management Fees (After Waivers)" and then, if necessary, against "Other Expenses" to the extent they exceed "Management Fees (After Waivers)."

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund (without fee waivers and expense reimbursements) with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated (with reinvestment of all dividends and distributions) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



FUND                          1 YEAR        3 YEARS       5 YEARS       10 YEARS
----------------------------------------------------------------------------------
Tax-Exempt Money Market        $  81         $ 252          N/A           N/A
----------------------------------------------------------------------------------

MANAGEMENT OF THE FUND

INVESTMENT ADVISER


Northern Trust Investments, N.A. ("NTI" or the "Investment Adviser," formerly known and conducting business as Northern Trust Investments, Inc.), a subsidiary of The Northern Trust Company ("TNTC"), serves as the Investment Adviser of the Fund. NTI is located at 50 South LaSalle Street, Chicago, IL 60675. Unless otherwise indicated, NTI and TNTC are referred to collectively in this Prospectus as "Northern Trust."

NTI is an investment adviser registered under the Investment Advisers Act of 1940. It primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors.

TNTC is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, it administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. It is the principal subsidiary of Northern Trust Corporation, a bank holding company.

Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors, and as of June 30, 2003, administered in various capacities approximately $1.83 trillion of assets, including approximately $423 billion of assets under discretionary management.


Under its Advisory Agreement with the Trust, the Investment Adviser, subject to the general supervision of the Trust's Board of Trustees, is responsible for making investment decisions for the Fund and for placing purchase and sale orders for portfolio securities.

ADVISORY FEES


As compensation for its advisory services and its assumption of related expenses, the Investment Adviser is entitled to an advisory fee from the Fund, computed daily and payable monthly, at an annual rate of 0.50% (expressed as a percentage of the Fund's average daily net assets).

The Investment Adviser may voluntarily limit the amount of the advisory fee it receives from the Fund. The Investment Adviser may discontinue or modify its voluntary limitations in the future at its discretion.

FUND MANAGEMENT


THE INVESTMENT ADVISER EMPLOYS A TEAM APPROACH TO THE INVESTMENT MANAGEMENT OF THE FUND. AS OF THE DATE OF THIS PROSPECTUS, THE FUND HAD NOT YET COMMENCED OPERATIONS.

The management team leader for the TAX-EXEMPT MONEY MARKET FUND is Kurt Stoeber, Second Vice President of Northern Trust. Mr. Stoeber joined Northern Trust in November 2000. For the ten years prior thereto, he was with Bank One Capital Markets.

OTHER FUND SERVICES

TNTC serves as Transfer Agent and Custodian for the Fund. The Transfer Agent performs various shareholder servicing functions, and any shareholder inquiries should be directed to it. In addition, NTI and PFPC Inc. ("PFPC") serve as Co-Administrators for the Fund. The fees that TNTC, NTI and PFPC receive for their services in these capacities are described under "Fund Fees and Expenses" and in the Additional Statement.

Pursuant to an exemptive order issued by the SEC concerning such arrangements, TNTC may also render securities lending services to the Fund. For such services, TNTC may receive a fee of up to 35% of the net revenue earned by the Fund on each securities loan. In addition, cash collateral received by the Fund in connection with a securities loan may be invested in shares of other registered or unregistered funds that pay investment advisory or other fees to NTI, TNTC or an affiliate.

TNTC, NTI and other Northern Trust affiliates may provide other services to the Fund and receive compensation for such services if consistent with the 1940 Act and the rules, exemptive orders and no-action letters issued by the SEC thereunder. Unless required, investors in the Fund may or may not receive specific notice of such additional services and fees.

ABOUT YOUR ACCOUNT

PURCHASING AND SELLING SHARES


PURCHASING SHARES

You may purchase shares directly from Northern Funds or, if you maintain certain accounts, through Northern Trust and certain other institutions. If you have any questions or need assistance in opening an investment account or purchasing shares, call 800/595-9111.

OPENING AN ACCOUNT

DIRECTLY FROM THE FUND. You may open a shareholder account and purchase shares directly from the Fund with a minimum initial investment of $2,500 ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums.

For your convenience, there are a number of ways to invest directly in the Fund:

BY MAIL

-  Read this Prospectus carefully.

-  Complete and sign the New Account Application.

-  Enclose a check payable to Northern Funds.

- If you are investing on behalf of a corporation or other entity, your New Account Application must be accompanied by a certified corporate resolution (or other acceptable evidence of authority).

- Mail your check, corporate resolution (if needed) and completed New Account Application to:

   Northern Funds
   P.O. Box 75986
   Chicago, Illinois 60675-5986

-  For overnight delivery use the following address:

   Northern Funds
   801 South Canal Street
   Chicago, Illinois 60607
   Attn: Northern Funds

-  For subsequent investments:

   - Enclose your check with the return investment slip portion of the confirmation of your previous investment; or
   - Indicate on your check or on a separate piece of paper, your name, address and account number.

All checks must be payable in U.S. dollars and drawn on a bank located in the United States. Cash, traveler's checks, money orders and third party checks are not acceptable.

BY WIRE

TO OPEN A NEW ACCOUNT:

-  Call 800/595-9111 for instructions.

-  Complete a New Account Application and send it to:

  Northern Funds
  P.O. Box 75986
  Chicago, IL 60675-5986

TO ADD TO AN EXISTING ACCOUNT:

-  Have your bank wire Federal funds to:

   The Northern Trust Company
   Chicago, Illinois
   ABA Routing No. 0710-00152
   (Reference 10-Digit Fund Account No.)
   (Reference Shareholder's Name)

BY DIRECT DEPOSIT

TO PURCHASE ADDITIONAL SHARES:

- Determine if your employer has direct deposit capabilities through the Automated Clearing House ("ACH").

-  Have your employer send payments to:

   ABA Routing No. 0710-00152
   (Reference 10 Digit-Fund Account No.)
   (Reference Shareholder's Name)

-  The minimum periodic investment for direct deposit is $50.

BY AUTOMATIC INVESTMENT

TO OPEN A NEW ACCOUNT:

- Complete a New Account Application, including the Automatic Investment section.

-  Send it to:

Northern Funds
P.O. Box 75986
Chicago, IL 60675-5986

-  The minimum initial investment is $250; $50 for monthly minimum additions.

TO ADD TO AN ACCOUNT:

-  Call 800/595-9111 to obtain an Automatic Investment Plan Application.

-  The minimum for automatic investment additions is $50.

If you discontinue participation in the plan, the Fund reserves the right to redeem the investor's account involuntarily, upon 30 days' written notice, if the account's net asset value is $1,000 or less. Involuntary redemptions will not be made if the value of shares in an account falls below the minimum amount solely because of a decline in the Fund's net asset value.

BY DIRECTED REINVESTMENT

You may elect to have your income dividends and capital gains distributions automatically invested in another Northern Fund.

- Complete the "Choose Your Dividend and Capital Gain Distributions" section on the New Account Application.

- Reinvestments can only be directed to an existing Northern Funds account (which must meet the minimum investment requirement).

BY EXCHANGE

You may open a new account or add to an existing account by exchanging shares of the Fund for shares of any other Fund offered by Northern Funds. See "Selling Shares -- By Exchange" on page 17.

BY INTERNET

You may initiate transactions between Northern Trust accounts and Northern Funds accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/privatepassport or contact your relationship manager.

THROUGH NORTHERN TRUST AND OTHER INSTITUTIONS

If you have an account with Northern Trust, you may purchase Northern Funds shares through Northern Trust. You may also purchase shares through other financial institutions that have entered into agreements with Northern Funds. To determine whether you may purchase shares through your financial institution, contact your institution directly or call 800/595-9111. Northern Trust and other financial institutions may impose charges against your account which will reduce the net return on an investment in the Fund. These charges may include asset allocation fees, account maintenance fees, sweep fees, compensating balance requirements or other charges based upon account transactions, assets or income.

SELLING SHARES

REDEEMING AND EXCHANGING DIRECTLY FROM THE FUND

If you purchased Northern Funds directly or, if you purchased your shares through an account at Northern Trust or another financial institution and you appear on Northern Funds records as the registered holder, you may redeem all or part of your shares using one of the methods described below.

BY MAIL

SEND A WRITTEN REQUEST TO:

  Northern Funds
  P.O. Box 75986
  Chicago, Illinois 60675-5986

THE REDEMPTION REQUEST MUST INCLUDE:

-  The number of shares or the dollar amount to be redeemed;

-  The Fund account number;

-  The signatures of all account owners;

-  A signature guarantee is also required if:

   -  The proceeds are to be sent elsewhere than the address of record, or

   -  The redemption amount is greater than $50,000.

BY WIRE

If you authorize wire redemptions on your New Account Application, you can redeem shares and have the proceeds sent by Federal wire transfer to a previously designated account.

- You will be charged $15 for each wire redemption unless the designated account is maintained at Northern Trust or an affiliated bank.

-  Call the Transfer Agent at 800/595-9111 for instructions.

-  The minimum amount that may be redeemed by this method is $250.

BY CHECK

If you authorize the check writing privilege on your New Account Application, you may redeem shares of the Fund by check in amounts of $250 or more. If your account is already open:

-  Call 800/595-9111 for the appropriate form.

- The application must be signed by each person whose name appears on the account and must be accompanied by a signature guarantee.

-  Dividends are earned until the check clears the Transfer Agent.

- Checks you write will not be returned to you, although copies are available upon request.

- A fee of $20 will be charged to the account if there are insufficient funds to cover the amount of your redemption by check.

- To place a stop payment request, call 800/595-9111. A $20 fee will be charged to the account.

- You may not use checks to close an account or redeem shares purchased within the past fifteen days.

BY SYSTEMATIC WITHDRAWAL

If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other Northern Funds.

-  Call 800/595-9111 for an application form and additional information.

-  The minimum amount is $250 per withdrawal.

BY EXCHANGE

Northern Funds offers you the ability to exchange shares of one Northern Fund for another Fund in the Northern Funds family.

- When opening an account, complete the Exchange Privilege section of the New Account Application or, if your account is already opened, send a written request to:

   Northern Funds
   P.O. Box 75986
   Chicago, IL 60675-5986

- Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an
   IRA).

-  Call 800/595-9111 for more information.

BY TELEPHONE

If you authorize the telephone privilege on your New Account Application, you may redeem Northern Funds shares by phone.

-  If your account is already opened, send a written request to:

   Northern Funds
   P.O. Box 75986
   Chicago, IL 60675-5986

- The request must be signed by each owner of the account and must be accompanied by signature guarantees.

-  Call 800/595-9111 to use the telephone privilege.

- During periods of unusual economic or market activity, telephone redemptions may be difficult to implement. In such event, shareholders should follow the procedures outlined on pages 17 and 18 under "Selling Shares - By Mail" and "Selling Shares - By Internet," respectively.

BY INTERNET

You may initiate transactions between Northern Trust accounts and Northern Funds accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/privatepassport or contact your Relationship Manager.

REDEEMING AND EXCHANGING THROUGH NORTHERN TRUST AND OTHER INSTITUTIONS

If you purchased your Northern Funds shares through an account at Northern Trust or other financial institution, you may redeem or exchange your shares according to the instructions pertaining to that account.

- Although Northern Funds imposes no charges when you redeem, when shares are purchased through Northern Trust or through another financial institution, a fee may be charged by those institutions for providing services in connection with your account.

- Contact your account representative at Northern Trust or other financial institution for more information about redemptions or exchanges.

ACCOUNT POLICIES AND OTHER INFORMATION


AUTOMATIC INVESTMENT ARRANGEMENTS. You may purchase shares through your account at Northern Trust either by directing automatic investment of cash balances in excess of certain agreed upon amounts or by directing investments from time to time on a non-automatic basis. Northern Trust will place a purchase order generated under an automatic investment direction either on the Business Day that funds are available in the account or on the next Business Day, depending upon the terms of the automatic investment arrangement. Similarly, Northern Trust will place a redemption order generated under an automatic investment direction either on the Business Day Northern Trust calculates the redemption amount needed to bring the account balance up to the agreed upon amount or on the next Business Day, depending upon the terms of the automatic investment arrangement. If a redemption order is placed on the next Business Day, Northern Trust will normally provide funds by provisionally crediting your account on the day the calculation is made. You should contact your account representative at Northern Trust for more information about its automatic investment arrangements.

CALCULATING SHARE PRICE. Northern Funds issues shares and redeems shares at net asset value ("NAV"). The NAV for the Fund is calculated by dividing the value of the Fund's net assets by the number of the Fund's outstanding shares. The NAV is calculated on each Business Day as of 1:00 p.m., Chicago time, for the Fund. The NAV used in determining the price of your shares is the one calculated after your purchase order is received and accepted and after your exchange or redemption order is received in good order as described below.

The Fund seeks to maintain an NAV of $1.00 per share by valuing the obligations held by the Fund at amortized cost in accordance with SEC regulations. Amortized cost will normally approximate market value.

TIMING OF PURCHASE REQUESTS. Purchase requests received in good order and accepted by the Transfer Agent or other authorized intermediary on any Business Day by 1:00 p.m., Chicago time, will be executed on the same day they are received by the Transfer Agent or other authorized intermediary provided that either:

- The Transfer Agent receives payment in Federal or other immediately available funds by 1:00 p.m., Chicago time, on the same Business Day; or

- The request is placed by a financial or authorized intermediary with a servicing agreement with Northern Funds and payment in Federal or other immediately available funds is received by the Transfer Agent by the close of the same Business Day in accordance with procedures authorized by Northern Funds; or

Purchase requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after the deadlines described above on a Business Day will be executed on the next Business Day, provided that payment is made as noted above.

IN-KIND PURCHASES AND REDEMPTIONS. Northern Funds reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund. Northern Funds also reserves the right to pay redemptions by a distribution "in-kind" of securities (instead of cash) from the Fund. See the Additional Statement for further information about the terms of these purchases and redemptions.

MISCELLANEOUS PURCHASE INFORMATION.

- You will be responsible for all losses and expenses of the Fund, and purchase orders may be cancelled, in the event of any failure to make payment according to the procedures outlined in this Prospectus. In addition, a $20 charge will be imposed if a check does not clear.

- You may initiate transactions between Northern Trust accounts and Northern Funds accounts by using Northern Trust Private Passport. For additional details, please go to northerntrust.com/privatepassport or contact your Relationship Manager.

- Shares begin earning dividends on the day a purchase order is executed, provided that payment in immediately available funds is received by the Transfer Agent by the time designated above.

- Northern Funds reserves the right to reject any purchase order. The Fund also reserves the right to change or discontinue any of its purchase procedures.

- In certain circumstances, Northern Funds may advance the time by which purchase orders must be received. See "Early Closings" on page 23.

- Northern Funds may reproduce this Prospectus in an electronic format which may be available on the internet. If you have received this Prospectus in its electronic format you, or your representative, may contact the Transfer Agent for a free paper copy of this Prospectus by writing to the Northern Funds, P.O. Box 75986, Chicago, IL 60675-5986, calling 800/595-9111 or sending an e-mail to: northernfunds@execpc.com.

TIMING OF REDEMPTION AND EXCHANGE REQUESTS. Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on a Business Day by 1:00 p.m., Chicago time, will be executed on the same day. The redemption or exchange will be effected at that day's closing share price.

Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after the deadline described above on a Business Day will be executed the next Business Day, at that day's closing share price.

PAYMENT OF REDEMPTION PROCEEDS. Redemption proceeds will normally be sent or credited on the Business Day following the Business Day on which the redemption request is received in good order by the deadline noted above, unless payment in immediately available funds on the same Business Day is requested. However, if any portion of the shares to be redeemed represents an investment made by check, the Fund may delay the payment of the redemption proceeds until the check has cleared. This may take up to fifteen days from the purchase date.

MISCELLANEOUS REDEMPTION INFORMATION. All redemption proceeds will be sent by check unless the Transfer Agent is directed otherwise. Redemption proceeds may also be wired. A redemption request may not be processed if a shareholder has failed to submit a completed and properly executed New Account Application.

- Northern Funds may require any information reasonably necessary to ensure that a redemption has been duly authorized.

- Dividends on shares are earned through and including the day prior to the day on which they are redeemed.

- Northern Funds reserves the right, on 30 days' written notice, to redeem the shares held in any account if, at the time of redemption, the net asset value of the remaining shares in the account falls below $1,000. Involuntary redemptions will not be made if the value of shares in an account falls below the minimum solely because of a decline in the Fund's net asset value.

- Northern Funds reserves the right to redeem shares held by any shareholder in other circumstances deemed to be in the best interest of a Fund.

- You may initiate transactions between Northern Trust accounts and Northern Funds accounts by using Northern Trust Private Passport. For additional details, please go to northerntrust.com/privatepassport or contact your Relationship Manager.

- Northern Funds reserves the right to change or discontinue any of its redemption procedures.

- Northern Funds reserves the right to defer crediting, sending or wiring redemption proceeds for up to seven days (or such longer period permitted by the SEC) after receiving the redemption order if, in its judgment, an earlier payment could adversely affect the Fund.

- In certain circumstances, Northern Funds may advance the time by which redemption and exchange orders must be received. See "Early Closings" on page 23.

EXCHANGE PRIVILEGES. You may exchange shares of one Northern Fund for another only if the registration of both accounts is identical. Both accounts must have the same owner's name and title, if applicable. An exchange is a redemption of shares of the Fund and the purchase of shares of another fund. It is considered a taxable event and may result in a gain or loss. Northern Funds reserves the right, at any time without prior notice to suspend, limit or terminate the exchange privilege of any shareholder who makes more than eight exchanges of shares in a year and/or two exchanges of shares in a calendar quarter. Northern Funds may also modify or terminate the exchange privilege with respect to any or all shareholders, and may reject any exchange request. Exchanges are only available in states where an exchange can legally be made. Before making an exchange you should read the Prospectus for the shares you are acquiring.

TELEPHONE TRANSACTIONS. For your protection, telephone requests are recorded in order to verify their accuracy. In addition, the Transfer Agent has adopted procedures in an effort to establish reasonable safeguards against fraudulent telephone transactions. If reasonable measures are taken to verify that telephone instructions are genuine, Northern Funds and its service providers will not be responsible for any loss resulting from fraudulent or unauthorized instructions received over the telephone. In these circumstances, shareholders will bear the risk of loss. During periods of unusual market activity, you may have trouble placing a request by telephone. In this event, consider sending your request in writing or follow the procedures found on page 18 for initiating transactions by the Internet.

The proceeds of redemption orders received by telephone will be sent by check, wire or transfer according to proper instructions. All checks will be made payable to the shareholder of record and mailed only to the shareholder's address of record.

Northern Funds reserves the right to refuse a telephone redemption.

MAKING CHANGES TO YOUR ACCOUNT INFORMATION. You may make changes to wiring instructions, address of record or other account information only in writing. These instructions must be accompanied by a signature guarantee from an institution participating in the Stock Transfer Agency Medallion Program ("STAMP"), or other acceptable evidence of authority. Additional requirements may be imposed. In accordance with SEC regulations, the Fund and Transfer Agent may charge a shareholder reasonable costs in locating a shareholder's current address.

SIGNATURE GUARANTEES. If a signature guarantee is required, it must be from an institution participating in STAMP, or other acceptable evidence of authority must be provided. Additional requirements may be imposed by Northern Funds. In addition to the situations described in this Prospectus, Northern Funds may require signature guarantees in other circumstances based on the amount of a redemption request or other factors.

BUSINESS DAY. A "Business Day" is each Monday through Friday when the Transfer Agent or the New York Stock Exchange (the "Exchange") is open for business. In 2003 and 2004, the Fund will be closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

GOOD ORDER. A purchase, redemption or exchange request is considered to be in "good order" when all necessary information is provided and all required documents are properly completed, signed and delivered. Requests must include the following:

-  The account number (if issued) and Fund name;

-  The amount of the transaction, in dollar amount or number of shares;

- For redemptions and exchanges (other than online, telephone or wire redemptions), the signature of all account owners exactly as they are registered on the account;

-  Required signature guarantees, if applicable; and

- Other supporting legal documents and certified resolutions that might be required in the case of estates, corporations, trusts and other entities or forms of ownership. Call 800/595-9111 for more information about documentation that may be required of these entities.

Additionally, a purchase order initiating the opening of an account will not be considered to be "in good order" unless the investor has provided all information required by Northern Funds' "Customer Identification Program" described below.

CUSTOMER IDENTIFICATION PROGRAM. Federal law requires Northern Funds to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with Northern Funds. Applications without this information, or without an indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, Northern Funds reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in Northern Funds or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. Northern Funds and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.

EARLY CLOSINGS. The Fund reserves the right to advance the time for accepting purchase, redemption or exchange orders for same Business Day credit when the Exchange closes or closes early, trading on the Exchange is restricted, an emergency arises or as otherwise permitted by the SEC. In addition, the Board of Trustees of the Fund may, on any Business Day, decide to change the time as of which the Fund's NAV is calculated in response to new developments such as altered trading hours, or as otherwise permitted by the SEC.

EMERGENCY EVENTS. In the event the Exchange does not open for business because of an emergency, the Trust may, but is not required to, the Fund for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether the Fund is open for business during an emergency situation, please call 800/595-9111 or visit northernfunds.com.

FINANCIAL INTERMEDIARIES. Northern Funds may authorize certain institutions acting as financial intermediaries (including banks, trust companies, brokers and investment advisers), to accept purchase, redemption and exchange orders from their customers on behalf of the Fund. These authorized intermediaries may also designate other intermediaries to accept such orders, if approved by the Fund. The Fund will be deemed to have received an order when the order is accepted by the authorized intermediary, and the order will be priced at the Fund's per share NAV next determined, provided that the authorized intermediary forwards the order (and payment for any purchase order) to the Transfer Agent on behalf of the Trust within agreed-upon time periods. If the order (or payment for any purchase order) is not received by the Transfer Agent within such time periods, the authorized intermediary may be liable for fees and losses and the transaction may be cancelled.

Northern Funds may enter into agreements with certain financial intermediaries, including affiliates of Northern Trust, that perform support and/or distribution services for their customers who own Fund shares ("Service Organizations"). These support services may include:

-  assisting investors in processing purchase, exchange and redemption requests;

-  processing dividend and distribution payments from the Fund;

-  providing information to customers showing their positions in the Fund; and

- providing subaccounting with respect to Fund shares beneficially owned by customers or the information necessary for subaccounting.

In addition, Service Organizations may provide distribution services, such as the forwarding of sales literature and advertising to their customers, in connection with the distribution of Fund shares.

For their services, Service Organizations may receive fees from the Fund at annual rates of up to 0.25% of the average daily net asset value of the shares covered by their agreements. Because these fees are paid out of the Fund's assets on an on-going basis, they will increase the cost of your investment in the Fund.

Northern Trust may also provide compensation to certain dealers and other financial intermediaries, including affiliates of Northern Trust, who provide services to their customers who invest in Northern Funds or whose customers purchase significant amounts of the Fund's shares. The amount of such compensation may be made on a one-time and/or periodic basis, and may represent all or a portion of the annual fees earned by the

Investment Adviser (after adjustments). This additional compensation will be paid by Northern Trust and will not represent an additional expense to Northern Funds or their shareholders.

Investors purchasing shares through a financial intermediary should read their account agreements carefully. A financial intermediary's requirements may differ from those listed in this Prospectus. A financial intermediary may also impose account charges, such as asset allocation fees, account maintenance fees and other charges that will reduce the net return on an investment in the Fund. If an investor has agreed with a particular financial intermediary to maintain a minimum balance and the balance falls below this minimum, the investor may be required to redeem all or a portion of the investor's investment in the Fund.

Conflict of interest restrictions may apply to the receipt of compensation by a Service Organization or other financial intermediary in connection with the investment of fiduciary funds in Fund shares. Institutions, including banks regulated by the Comptroller of the Currency, Federal Reserve Board and state banking commissions, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal counsel.

State securities laws regarding the registration of dealers may differ from Federal law. As a result, Service Organizations and other financial intermediaries investing in the Fund on behalf of their customers may be required to register as dealers.

Agreements that contemplate the provision of distribution services by Service Organizations are governed by a Distribution and Service Plan (the "Plan") that has been adopted by Northern Funds pursuant to Rule 12b-1 under the 1940 Act. Payments to Service Organizations, including Northern Trust, under the Plan are not tied directly to their own out-of-pocket expenses and therefore may be used as they elect (for example, to defray their overhead expenses), and may exceed their direct and indirect costs. As of this date, the Plan has not been implemented with respect to the Fund.

SHAREHOLDER COMMUNICATIONS. Shareholders of record will be provided each year with a semiannual report showing portfolio investments and other information as of September 30 and, after the close of Northern Funds' fiscal year on March 31, with an annual report containing audited financial statements. If you have consented to the delivery of a single copy of shareholder reports, prospectuses, proxy statements or information statements to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting the Northern Funds Center by phone at 800/595-9111 or by mail at Northern Funds, P.O. Box 75986, Chicago, IL 60675-5986. You may also send an e-mail to northernfunds@execpc.com. The Fund will begin sending individual copies to you within 30 days after receipt of your revocation.

DIVIDENDS AND DISTRIBUTIONS


DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS OF THE FUND ARE AUTOMATICALLY REINVESTED IN ADDITIONAL SHARES OF THE FUND WITHOUT ANY SALES CHARGE OR ADDITIONAL PURCHASE PRICE AMOUNT.

You may, however, elect to have dividends or capital gain distributions (or both) paid in cash or reinvested in shares of another Northern Fund at their net asset value per share. If you would like to receive dividends or distributions in cash or have them reinvested in another Northern Fund, you must notify the Transfer Agent in writing. This election will become effective for distributions paid two days after its receipt by the Transfer Agent. Dividends and distributions may only be reinvested in a Northern Fund in which you maintain an account.

The Fund's net investment income is declared as a dividend on each Business Day and paid monthly. Dividends will also be paid promptly upon a total redemption of shares in an account not subject to a standing order for the purchase of additional shares. Net investment income includes interest accrued on the Fund's assets less the Fund's estimated expenses. Net realized short-term capital gains may be distributed from time to time during the Trust's fiscal year (but not less frequently than annually). The Fund does not expect to realize net long-term capital gains. Shares begin earning dividends on the day an order is executed if payment in immediately available funds is received by the Transfer Agent by the time designated on page 20 under "Timing of Purchase Requests." Otherwise, shares begin earning dividends on the day payment in Federal or other immediately available funds is received. Shares earn dividends through and including the day prior to the day they are redeemed.

TAX CONSIDERATIONS


The Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (excess of long-term capital gain over short-term capital loss). Fund distributions will generally be taxable as ordinary income, except as discussed below. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you. The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

You should note that the Fund does not expect to pay dividends that are eligible for the recently enacted reduced tax rate on corporate dividends. This is because the Fund will generally be invested in debt instruments and not in shares of stock on which dividend income will be received.

If you (a) have provided either an incorrect Social Security Number or Taxpayer Identification Number or no number at all, (b) are subject to withholding by the Internal Revenue Service for prior failure to properly include on your return payments of interest or dividends, or (c) have failed to certify to Northern Funds, when required to do so, that you are not subject to backup withholding or are an "exempt recipient," then Northern Funds will be required in certain cases to withhold and remit to the U.S. Treasury 28% of the dividends and distributions payable to you.

The Fund expects to pay "exempt-interest dividends" that are generally exempt from regular Federal income tax. However, a portion of the exempt-interest dividends paid by the Fund generally may be, an item of tax preference for purposes of determining Federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to Federal income taxes.

Except as stated below, you may be subject to state and local taxes on Fund distributions and redemptions. State income taxes may not apply, however, to the portions of the Fund's distributions, if any, that are attributable to interest on certain types of Federal securities or interest on securities issued by the particular state or municipalities within the state.

There are certain tax requirements that the Fund must follow in order to avoid Federal taxation. In its efforts to adhere to these requirements, the Fund may have to limit its investment activity in some types of instruments.

In all cases, distributions, if any, derived from net long-term capital gains will generally be taxable to you as long-term capital gains, and any dividends derived from short-term capital gains and taxable interest income will be taxable to you as ordinary income.

If you receive an exempt-interest dividend with respect to any share and the share is held for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of the dividend amount. Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fund generally will not be deductible for Federal income tax purposes.

CONSULT YOUR TAX PROFESSIONAL. Your investment in the Fund could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in the Fund. More tax information is provided in the Additional Statement. This short summary is not intended as a substitute for careful tax planning.

TAX TABLE

You may find it particularly useful to compare the tax-free yields of the Fund to the equivalent yields from taxable investments. For an investor in a low tax bracket, it may not be helpful to invest in a tax-exempt investment if a higher after-tax yield can be achieved from a taxable instrument.

The table below illustrates the difference between hypothetical tax-free yields and tax-equivalent yields for different tax brackets. You should be aware, however, that tax brackets can change over time and that your tax adviser should be consulted for specific yield calculation.

TAXABLE INCOME



                                                                               TAX-EXEMPT YIELDS
                                    ----------------------------------------------------------------------------------------------
                                    FEDERAL
                                    MARGINAL TAX
                                    RATE                  2.00%      3.00%      4.00%      5.00%      6.00%     7.00%       8.00%
----------------------------------------------------------------------------------------------------------------------------------
SINGLE RETURN          JOINT RETURN                                        EQUIVALENT TAXABLE YIELDS
----------------------------------------------------------------------------------------------------------------------------------
$0 - $7,000            $0 - $14,000              10%      2.22%      3.33%      4.44%      5.56%      6.67%      7.78%      8.89%
----------------------------------------------------------------------------------------------------------------------------------
$7,000 - $28,400       $14,000 - $56,800         15%      2.35%      3.53%      4.71%      5.88%      7.06%      8.24%      9.41%
----------------------------------------------------------------------------------------------------------------------------------
$28,400 - $68,800      $56,800 - $114,650        25%      2.67%      4.00%      5.33%      6.67%      8.00%      9.33%     10.67%
----------------------------------------------------------------------------------------------------------------------------------
$68,800 - $143,500     $114,650 - $174,700       28%      2.78%      4.17%      5.56%      6.94%      8.33%      9.72%     11.11%
----------------------------------------------------------------------------------------------------------------------------------
$143,500 - $311,950    $174,700 - $311,950       33%      2.99%      4.48%      5.97%      7.46%      8.96%     10.45%     11.94%
----------------------------------------------------------------------------------------------------------------------------------
Over $311,950          Over $311,950             35%      3.08%      4.62%      6.15%      7.69%      9.23%     10.77%     12.31%
----------------------------------------------------------------------------------------------------------------------------------



THE TAX-EXEMPT YIELDS USED HERE ARE HYPOTHETICAL AND NO ASSURANCE CAN BE MADE THAT THE FUND WILL ATTAIN ANY PARTICULAR YIELD. THE FUND'S YIELD FLUCTUATES AS MARKET CONDITIONS CHANGE. THE TAX BRACKETS AND RELATED YIELD CALCULATIONS ARE BASED ON THE 2003 FEDERAL MARGINAL TAX RATES INDICATED IN THE TABLE. THE TABLE DOES NOT REFLECT THE PHASE OUT OF PERSONAL EXEMPTIONS AND ITEMIZED DEDUCTIONS THAT WILL APPLY TO CERTAIN HIGHER INCOME TAXPAYERS. IN ADDITION, THE BRACKETS DO NOT TAKE INTO CONSIDERATION ANY STATE TAX. MOREOVER, RECENTLY ENACTED FEDERAL TAX LEGISLATION WILL CHANGE THE FEDERAL INCOME TAX BRACKETS SHOWN IN THE TABLE IN 2005.

RISKS, SECURITIES AND TECHNIQUES


THIS SECTION TAKES A CLOSER LOOK AT SOME OF THE FUND'S PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS WHICH ARE SUMMARIZED IN THE RISK/RETURN SUMMARY FOR THE FUND. IT ALSO EXPLORES THE VARIOUS INVESTMENT SECURITIES AND TECHNIQUES THAT THE INVESTMENT MANAGEMENT TEAM MAY USE. THE FUND MAY INVEST IN OTHER SECURITIES AND ARE SUBJECT TO FURTHER RESTRICTIONS AND RISKS WHICH ARE DESCRIBED IN THE ADDITIONAL STATEMENT. ADDITIONALLY, THE FUND MAY PURCHASE OTHER TYPES OF SECURITIES OR INSTRUMENTS SIMILAR TO THOSE DESCRIBED IN THIS SECTION IF OTHERWISE CONSISTENT WITH THE FUND'S INVESTMENT OBJECTIVES AND POLICIES.

ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVE. The Fund's investment objective may be changed by the Trust's Board of Trustees without shareholder approval. Shareholders will, however, be notified of any changes. Any such change may result in the Fund having an investment objective different from the objective that the shareholder considered appropriate at the time of investment in the Fund.

ADDITIONAL DESCRIPTION OF SECURITIES AND COMMON INVESTMENT TECHNIQUES

ASSET-BACKED SECURITIES. Asset-backed securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. Asset-backed securities represent participations in, or are secured by and payable from, pools of assets such as mortgages, motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements, municipal securities and other financial assets. Such asset pools are securitized through the use of privately-formed trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pooled insurance policy issued by a financial institution, or by other credit enhancements.

INVESTMENT STRATEGY. The Fund may purchase asset-backed securities (such as mortgage-backed securities) that are issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises, as well as other types of asset-backed securities that are "Eligible Securities" as defined by the SEC.

SPECIAL RISKS. In addition to credit and market risk, asset-backed securities involve prepayment risk because the underlying assets (loans) may be prepaid at any time. The value of these securities may also change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing the credit support or the counterparty. Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and Federal consumer credit laws. Automobile receivables are subject to the risk that the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing the receivables.

BORROWINGS AND REVERSE REPURCHASE AGREEMENTS. The Fund may borrow money and may enter into reverse repurchase agreements with banks and other financial institutions. Reverse repurchase agreements involve the sale of money market securities held by the Fund subject to the Fund's agreement to repurchase them at a mutually agreed upon date and price (including interest).

INVESTMENT STRATEGY. The Fund may borrow and enter into reverse repurchase agreements in amounts not exceeding one-third of the value of its total assets (including the amount borrowed). The Fund may also borrow up to an additional 5% of its total assets for temporary purposes. The Fund may enter into reverse repurchase agreements when the investment management team expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense.

SPECIAL RISKS. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by the Fund declines in value while these transactions are outstanding, the net asset value of the Fund's outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that the interest income earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.

CUSTODIAL RECEIPTS FOR TREASURY SECURITIES. Custodial receipts are participations in trusts that hold U.S. Treasury securities are sold under names such as TIGRs and CATS. Like other stripped obligations, they entitle the holder to future interest or principal payments on the U.S. Treasury securities.

INVESTMENT STRATEGY. To the extent consistent with its investment objective, the Fund may invest a portion of its assets in custodial receipts.

SPECIAL RISKS. Like other stripped obligations (which are described below), stripped custodial receipts may be subject to greater price volatility than ordinary debt obligations because of the way in which their principal and interest are returned to investors.

DERIVATIVES. The Fund may purchase certain "derivative" instruments. A derivative is a financial instrument whose value is derived from - or based upon
- the performance of underlying assets, interest rates or other indices. Derivatives include structured securities such as collateralized mortgage obligations and other types of asset-backed securities, "stripped" securities and various floating rate instruments.

INVESTMENT STRATEGY. The Fund may invest in derivatives when the Investment Adviser believes the potential risks and rewards are consistent with the Fund's objective, strategies and overall risk profile.

SPECIAL RISKS. Engaging in derivative transactions involves special risks, including (a) market risk that the Fund's derivatives position will lose value;
(b) credit risk that the counterparty to the transaction will default; (c) leveraging risk that the value of the derivative instrument will decline more than the value of the assets on which it is based; (d) illiquidity risk that the Fund will be unable to sell its position because of lack of market depth or disruption; (e) pricing risk that the value of a derivative instrument will be difficult to determine; and (f) operations risk that loss will occur as a result of inadequate systems or human error. Many types of derivatives have been recently developed and have not been tested over complete market cycles. For these reasons, the Fund may suffer a loss whether or not the analysis of the investment management team is accurate.

ILLIQUID OR RESTRICTED SECURITIES. Illiquid securities include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable amount master demand notes that cannot be called within seven days, certain insurance funding agreements (see below) and other securities that are traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act").

INVESTMENT STRATEGY. The Fund may invest up to 10% of its net assets in securities that are illiquid. If otherwise consistent with its investment objective and policy, the Fund may purchase commercial paper issued pursuant to
Section 4(2) of the 1933 Act and domestically traded securities that are not registered under the 1933 Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). These securities will not be considered illiquid so long as the Investment Adviser determines, under guidelines approved by Northern Funds' Board of Trustees, that an adequate trading market exists.

SPECIAL RISKS. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to the Fund. The practice of investing in Rule 144A Securities could increase the level of the Fund's illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

INSURANCE FUNDING AGREEMENTS. An insurance funding agreement ("IFA") is an agreement that requires the Fund to make cash contributions to a deposit fund of an insurance company's general account. The insurance company then credits interest to the Fund for a set time period.

INVESTMENT STRATEGY. The Fund may invest in IFAs issued by insurance companies that meet quality and credit standards established by the Investment Adviser.

SPECIAL RISKS. IFAs are not insured by a government agency - they are backed only by the insurance company that issues them. As a result, they are subject to default risk. In addition, there may be no active secondary market for IFAs. This means that it may be difficult to sell an IFA at an appropriate price.

INVESTMENT COMPANIES. To the extent consistent with its investment objective and policies, the Fund may invest in securities issued by other investment companies.

INVESTMENT STRATEGY. Investments by the Fund in other money market funds will be subject to the limitations of the 1940 Act and SEC orders.

SPECIAL RISKS. As a shareholder of another investment company, the Fund would be subject to the same risks as any other investor in that company. In addition, it would bear a proportionate share of any fees or expenses paid by that company. These would be in addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations.

MUNICIPAL AND RELATED INSTRUMENTS. Municipal instruments include debt obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities.

Municipal instruments include both "general" and "revenue" bonds and may be issued to obtain funds for various public purposes. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities. In some cases, revenue bonds are also payable from the proceeds of a special excise or other specific revenue source such as lease payments from the user of a facility being financed. Some municipal instruments, known as private activity bonds, are issued to finance projects for private companies. Private activity bonds are usually revenue obligations since they are typically payable by the private user of the facilities financed by the bonds.

Municipal instruments also include "moral obligation" bonds, municipal leases, certificates of participation and asset-backed securities such as custodial receipts. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or municipality. Municipal leases and participation certificates present the risk that the state or municipality involved will not appropriate the monies to meet scheduled payments on an annual basis. Custodial receipts represent interests in municipal instruments held by a trustee or custodian.

The Fund may acquire "stand-by commitments" relating to the municipal instruments it holds. Under a stand-by commitment, a dealer agrees to purchase, at the Fund's option, specified municipal instruments at a specified price. A stand-by commitment may increase the cost, and thereby reduce the yield, of the municipal instruments to which the commitment relates. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise its rights for trading purposes.

INVESTMENT STRATEGY. Although it is not the Fund's current policy to do so on a regular basis, the Fund may invest more than 25% of its total assets in municipal instruments the interest upon which is paid solely from revenues of similar projects. However, the Fund does not intend to invest more than 25% of the value of its total assets in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues to be paid are in the same industry.

The Fund may also invest more than 25% of the value of its total assets in municipal instruments whose issuers are in the same state.

SPECIAL RISKS. Municipal instruments purchased by the Fund may be backed by letters of credit, insurance or other forms of credit enhancement issued by foreign (as well as domestic) banks, insurance companies and other financial institutions. If the credit quality of these banks and financial institutions declines, the Fund could suffer a loss to the extent that the Fund is relying upon this credit support.

In addition, when a substantial portion of the Fund's assets is invested in instruments which are used to finance facilities involving a particular industry, whose issuers are in the same state or which are otherwise related, there is a possibility that an economic, business or political development affecting one instrument would likewise affect the related instrument.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of securities by the Fund subject to the seller's agreement to repurchase them at a mutually agreed upon date and price.

INVESTMENT STRATEGY. The Fund may enter into repurchase agreements with financial institutions such as banks and broker-dealers that are deemed to be creditworthy by the Investment Adviser. Although the securities subject to a repurchase agreement may have maturities exceeding one year, settlement of the agreement will never occur more than one year after the Fund acquires the securities.

SPECIAL RISKS. In the event of a default, the Fund will suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral are less than the repurchase price and the Fund's costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy, the Fund could suffer additional losses if a court determines that the Fund's interest in the collateral is unenforceable by the Fund.

SECURITIES LENDING. In order to generate additional income, the Fund may lend securities to banks, brokers and dealers or other qualified institutions. In exchange, the Fund will receive collateral equal to at least 100% of the value of the securities loaned.

INVESTMENT STRATEGY. Securities lending may represent no more than one-third the value of the Fund's total assets (including the loan collateral). Any cash collateral received by the Fund in connection with these loans may be invested in short-term instruments, either directly or indirectly through other money market funds. Such instruments are not limited to U.S. government securities and may include any instruments that may be purchased by the Fund. Loan collateral (including any investment of the collateral) is not included in the calculation of the percentage limitations described elsewhere in this Prospectus regarding the Fund's investments in particular types of securities.

SPECIAL RISKS. A principal risk when lending portfolio securities is that the borrower might become insolvent or refuse to honor its obligations to return the securities. In this event, the Fund could experience delays in recovering its securities and may possibly incur a capital loss. The Fund will be responsible for any loss that might result from its investment of the cash collateral it receives from a borrower. Additionally, the amount of income to shareholders that is taxable at the state level may increase as a result of the Fund's securities lending activities. Any state tax-exempt interest paid on securities while on loan will not be deemed to have been received by the Fund, and the equivalent amount paid by the borrower of the securities to the Fund will not be deemed to be interest exempt from state taxes, but is likely to be deemed taxable income to shareholders.

STRIPPED OBLIGATIONS. These securities are issued by the U.S. government (an agency, instrumentality or sponsored enterprise), foreign governments, banks and other issuers. They entitle the holder to receive either interest payments or principal payments that have been "stripped" from a debt obligation. These obligations include stripped mortgage-backed securities, which are derivative multi-class mortgage securities.

INVESTMENT STRATEGY. To the extent consistent with its investment objective, the Fund may purchase stripped securities.

SPECIAL RISKS. Stripped securities are very sensitive to changes in interest rates and to the rate of principal prepayments. A rapid or unexpected change in either interest rates or principal prepayments could depress the price of stripped securities held by the Fund and adversely affect the Fund's investment performance.

TAXABLE INVESTMENTS. Taxable investments include: U.S. dollar-denominated obligations of U.S. banks, foreign commercial banks and securities issued or guaranteed by foreign governments; high quality commercial paper and other obligations; high quality corporate bonds and notes; asset-backed securities; securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and related custodial receipts; and repurchase agreements relating to the above instruments.

INVESTMENT STRATEGY. The Fund may invest from time to time, on a temporary basis or for temporary defensive purposes, in short-term taxable instruments that are "Eligible Securities" as defined by the SEC for money market funds.

SPECIAL RISKS. Dividends paid by the Fund that are derived from interest paid on taxable investments will generally be taxable to the Fund's shareholders as ordinary income for Federal income tax purposes. The Fund may not achieve its investment objective when its assets are invested in taxable obligations.

UNITED STATES GOVERNMENT OBLIGATIONS. These include U.S. Treasury obligations, such as bills, notes and bonds, which generally differ only in terms of their interest rates, maturities and time of issuance. These also include obligations issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises. Securities guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, an agency, instrumentality or sponsored enterprise thereof, and (b) participations in loans made to foreign governments or their agencies that are so guaranteed.

INVESTMENT STRATEGY. To the extent consistent with its investment objective, the Fund may invest in a variety of U.S. Treasury obligations and also may invest in obligations issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises.

SPECIAL RISKS. Not all U.S. government obligations carry the same credit support. Some, such as those of the Government National Mortgage Association ("Ginnie Mae"), are supported by the full faith and credit of the United States Treasury. Other obligations, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the United States Treasury; and others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations. Still others are supported only by the credit of the instrumentality or sponsored enterprise. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.

VARIABLE AND FLOATING RATE INSTRUMENTS. Variable and floating rate instruments have interest rates that are periodically adjusted either at set intervals or that float at a margin tied to a specified index rate. These instruments include variable amount master demand notes and long-term variable and floating rate bonds (sometimes referred to as "Put Bonds") where the Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date.

INVESTMENT STRATEGY. The Fund may invest in variable and floating rate instruments to the extent consistent with its investment objective.

SPECIAL RISKS. Variable and floating rate instruments are subject to many of the same risks as fixed rate instruments, particularly credit risk. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Fund is not entitled to exercise its demand rights. As a result, the Fund could suffer a loss with respect to these instruments.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS. A purchase of "when-issued" securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

INVESTMENT STRATEGY. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Although the Fund would generally purchase securities in these transactions with the intention of acquiring the securities, the Fund may dispose of such securities prior to settlement if the investment management team deems it appropriate to do so.

SPECIAL RISKS. Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may decrease by the time they are actually issued or delivered. Conversely, selling securities in these transactions involves the risk that the value of the securities may increase by the time they are actually issued or delivered. These transactions also involve the risk that the counterparty may fail to deliver the security or cash on the settlement date.

MISCELLANEOUS. TNTC is sometimes referred to as "The Northern Trust Bank" in advertisements and other sales literature.

FOR MORE INFORMATION


ANNUAL/SEMIANNUAL REPORTS

Additional information about the Fund's investments will be available in the Fund's annual and semiannual reports to shareholders when they are prepared. In the Fund's annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("ADDITIONAL STATEMENT")

Additional information about the Fund and its policies is also available in the Fund's Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Fund's annual and semiannual reports, and the Additional Statement, are available free upon request by calling The Northern Funds Center at 800/595-9111.

TO OBTAIN OTHER INFORMATION AND FOR SHAREHOLDER INQUIRIES:

BY TELEPHONE
     Call 800/595-9111

BY MAIL
     Northern Funds
     P.O. Box 75986
     Chicago, IL 60675-5986

ON THE INTERNET

Text-only versions of the Fund's documents are available online and may be downloaded from:

-  The SEC's Web site at sec.gov.

-  Northern Funds' Web site at northernfunds.com.

You may review and obtain copies of Trust documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Trust documents by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202/942-8090.


811-8236

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                               GROWTH EQUITY FUND
                            GROWTH OPPORTUNITIES FUND
                               INCOME EQUITY FUND
                        INTERNATIONAL GROWTH EQUITY FUND
                              LARGE CAP VALUE FUND
                               MID CAP GROWTH FUND
                               SELECT EQUITY FUND
                              SMALL CAP GROWTH FUND
                              SMALL CAP INDEX FUND
                              SMALL CAP VALUE FUND
                                STOCK INDEX FUND
                                 TECHNOLOGY FUND
                             ARIZONA TAX-EXEMPT FUND
                     CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND
                           CALIFORNIA TAX-EXEMPT FUND
                                FIXED INCOME FUND
                      FLORIDA INTERMEDIATE TAX-EXEMPT FUND
                            GLOBAL FIXED INCOME FUND
                          HIGH YIELD FIXED INCOME FUND
                            HIGH YIELD MUNICIPAL FUND
                          INTERMEDIATE TAX-EXEMPT FUND
                     SHORT-INTERMEDIATE U.S. GOVERNMENT FUND
                                 TAX-EXEMPT FUND
                              U.S. GOVERNMENT FUND
                     CALIFORNIA MUNICIPAL MONEY MARKET FUND
                                MONEY MARKET FUND
                           MUNICIPAL MONEY MARKET FUND
                        U.S. GOVERNMENT MONEY MARKET FUND
                    U.S. GOVERNMENT SELECT MONEY MARKET FUND


                                 NORTHERN FUNDS
                                  (THE "TRUST")


         This Statement of Additional Information dated July 31, 2003 (the "Additional Statement") is not a prospectus. This Additional Statement should be read in conjunction with the Prospectuses dated July 31, 2003, as amended or supplemented from time to time, for the California Municipal Money Market Fund, Money Market Fund, Municipal Money Market Fund, U.S. Government Money Market Fund, U.S. Government Select Money Market Fund (collectively, the "Money Market Funds"), Arizona Tax-Exempt Fund, California Intermediate Tax-Exempt Fund, California Tax-Exempt Fund, Fixed Income Fund, Florida Intermediate Tax-Exempt Fund, Global Fixed Income Fund, Growth Equity Fund, Growth Opportunities Fund, High Yield Fixed Income Fund, High Yield Municipal Fund, Income Equity Fund, Intermediate Tax-Exempt Fund, International Growth Equity Fund, Large Cap Value Fund, Mid Cap Growth Fund, Select Equity Fund, Short-Intermediate U.S. Government Fund, Small Cap Growth Fund, Small Cap Index Fund, Small Cap Value Fund, Stock Index Fund, Tax-Exempt Fund, Technology Fund and U.S. Government Fund (collectively, the "Non-Money Market Funds," and together with the Money Market Funds, the "Funds") of Northern Funds (the "Prospectuses"). Copies of the Prospectuses may be obtained without charge from The Northern Trust Company (the "Transfer Agent") by writing to the Northern Funds Center, P.O. Box 75986, Chicago, Illinois 60675-5986 or by calling 800/595-9111. Capitalized terms not otherwise defined have the same meaning as in the Prospectuses.

         The audited financial statements contained in the annual report to the Funds' shareholders for the fiscal year ended March 31, 2003, are incorporated herein by reference in the section entitled "Financial Statements." No other part of the annual report is incorporated by reference herein. Copies of the annual report may be obtained, upon request and without charge by calling 800/595-9111 (toll free).

         NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS ADDITIONAL STATEMENT OR IN THE PROSPECTUSES IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUSES AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR ITS DISTRIBUTOR. THE PROSPECTUSES DO NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

         An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any government agency. An investment in a Fund involves investment risks, including possible loss of principal. Although each of the Money Market Funds seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

                                      INDEX

                                                                            PAGE
ADDITIONAL INVESTMENT INFORMATION                                            4
  Classification and History                                                 4
  Investment Objectives and Policies                                         4
  Special Risk Factors and Considerations Relating
    to California Municipal Instruments, Florida Municipal
    Instruments and Arizona Municipal Instruments                            27
  California Municipal Instruments                                           27
  Florida Municipal Instruments                                              37
  Arizona Municipal Instruments                                              40
  Other Information on California, Florida and Arizona Municipal
    Instruments                                                              41
  Investment Restrictions                                                    41

ADDITIONAL TRUST INFORMATION                                                 45
  Trustees and Officers                                                      45
  Code of Ethics                                                             52
  Investment Advisers, Transfer Agent and Custodian                          52
  Proxy Voting                                                               61
  Co-Administrators and Distributor                                          62
  Service Organizations                                                      64
  Counsel and Auditors                                                       65
  In-Kind Purchases and Redemptions                                          66
  Automatic Investing Plan                                                   66
  Directed Reinvestments                                                     66
  Redemptions and Exchanges                                                  66
  Retirement Plans                                                           67
  Expenses                                                                   67

PERFORMANCE INFORMATION                                                      67
  Money Market Funds                                                         67
  Equity and Fixed Income Funds                                              69
  General Information                                                        77

NET ASSET VALUE                                                              79

TAXES                                                                        80
  Federal - General Information                                              80
  Federal - Tax-Exempt Information                                           82
  Taxation of Certain Financial Instruments                                  83
  Special State Tax Considerations Pertaining to the California Funds        84
  Special State Tax Considerations Pertaining to the Florida Intermediate
    Tax-Exempt Fund                                                          85
  Special State Tax Considerations Pertaining to the Arizona Tax-Exempt
    Fund                                                                     85

DESCRIPTION OF SHARES                                                        86

FINANCIAL STATEMENTS                                                         90

OTHER INFORMATION                                                            90

APPENDIX A                                                                   A-1

APPENDIX B                                                                   B-1

                        ADDITIONAL INVESTMENT INFORMATION

CLASSIFICATION AND HISTORY

         The Trust is an open-end management investment company. Each Fund is classified as diversified under the Investment Company Act of 1940, as amended (the "1940 Act"), except the Arizona Tax-Exempt, California Intermediate Tax-Exempt, California Tax-Exempt, Florida Intermediate Tax-Exempt, Global Fixed Income Fund and California Municipal Money Market Funds, which are classified as non-diversified.

         Each Fund is a series of the Trust that was formed as a Delaware statutory trust on February 7, 2000 under an Agreement and Declaration of Trust (the "Trust Agreement"). The Funds were formerly series of Northern Funds, a Massachusetts business trust, and were reorganized into the Trust on July 31, 2000.

INVESTMENT OBJECTIVES AND POLICIES

         The following supplements the investment objectives, strategies and risks of the Funds as set forth in the Prospectuses. The investment objective of each Fund may be changed without the vote of the majority of the Fund's outstanding shares. Except as expressly noted below, each Fund's investment policies may be changed without shareholder approval. In addition to the instruments discussed below and in the Prospectuses, each Fund may purchase other types of financial instruments, however designated, whose investment and credit quality characteristics are determined by the Investment Adviser to be substantially similar to those of any other investment otherwise permitted by a Fund's investment policies.

         With respect to the Growth Equity Fund, Income Equity Fund, International Growth Equity Fund, Large Cap Value Fund, Mid Cap Growth Fund, Select Equity Fund, Small Cap Growth Fund, Small Cap Index Fund, Small Cap Value Fund, Stock Index Fund, Technology Fund, Fixed Income Fund, Global Fixed Income Fund, High Yield Fixed Income Fund, Short-Intermediate U.S. Government Fund, U.S. Government Fund, U.S. Government Money Market Fund and U.S. Government Select Money Market Fund, to the extent required by Securities and Exchange Commission ("SEC") regulations, shareholders will be provided with sixty days' notice in the manner prescribed by the SEC before any change in a Fund's policy stated in the Prospectus to invest at least 80% of its net assets in the particular type of investment suggested by its name. With respect to the Arizona Tax-Exempt Fund, California Intermediate Tax-Exempt Fund, California Tax-Exempt Fund, Florida Intermediate Tax-Exempt Fund, High Yield Municipal Fund, Intermediate Tax-Exempt Fund, Tax-Exempt Fund, California Municipal Money Market Fund and Municipal Money Market Fund such Funds' policies to invest at least 80% of their net assets in tax-exempt investments as described are fundamental policies that may not be changed without shareholder approval. For these purposes, "net assets" include the amount of any borrowings for investment purposes and the amount of "net assets" is measured at the time of purchase.

MONEY MARKET FUNDS

CALIFORNIA MUNICIPAL MONEY MARKET FUND seeks to provide, to the extent consistent with the preservation of capital and prescribed portfolio standards, a high level of income exempt from regular Federal income tax and California state personal income tax.

MONEY MARKET FUND seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing only in high-quality money market instruments.

MUNICIPAL MONEY MARKET FUND seeks high current income exempt from regular Federal income tax to the extent consistent with preserving capital by investing mainly in short-term municipal instruments.

U.S. GOVERNMENT MONEY MARKET FUND has the same objective as the Money Market Fund but invests at least 80% of its net assets in securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises and related repurchase agreements.

U.S. GOVERNMENT SELECT MONEY MARKET FUND seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high quality money market instruments.

FIXED INCOME FUNDS

FIXED INCOME FUND seeks a high level of current income from bonds and other fixed income securities. The Fund's average maturity is anticipated to range between seven and twelve years. This Fund generally presents greater risk and reward potential than the U.S. Government Fund and the Short-Intermediate U.S. Government Fund.

GLOBAL FIXED INCOME FUND seeks to maximize total return consistent with reasonable risk while investing in securities of issuers located in a number of different countries (one of which may be the U.S.). Total return is comprised of current income and value fluctuations from investing in bonds and other fixed income securities of foreign issuers.

HIGH YIELD FIXED INCOME FUND seeks a high level of current income. In seeking current income, the Fund may also consider the potential for capital appreciation. In pursuing its investment objective, the Fund invests in high yield fixed income instruments.

HIGH YIELD MUNICIPAL FUND seeks a high level of current income exempt from regular Federal income tax.

SHORT-INTERMEDIATE U.S. GOVERNMENT FUND seeks high current income from U.S. government securities. The Fund's dollar-weighted average maturity is anticipated to range between two and five years. It is designed for investors who seek greater principal stability than is generally available from higher yielding corporate bonds.

U.S. GOVERNMENT FUND seeks high current income from U.S. government securities. The Fund's dollar-weighted average maturity is anticipated, under normal market conditions, to range between one and ten years. It is designed for investors who seek greater principal stability than is generally available from higher yielding corporate bonds.

TAX-EXEMPT FUNDS

ARIZONA TAX-EXEMPT FUND seeks high current income exempt from regular Federal income tax and Arizona state personal income tax by investing in municipal instruments with an expected average maturity of ten to thirty years.

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND seeks high current income exempt from regular Federal income tax and California state personal income tax by investing in municipal instruments with an expected average maturity of three to ten years.

CALIFORNIA TAX-EXEMPT FUND seeks high current income exempt from regular Federal income tax and California state personal income tax by investing in municipal instruments with an expected average maturity of ten to thirty years.

FLORIDA INTERMEDIATE TAX-EXEMPT FUND seeks high current income exempt from regular Federal income tax by investing in municipal instruments with an expected average maturity of three to ten years. The Fund intends, but cannot guarantee, that its shares will qualify for exemption from the Florida intangibles tax.

INTERMEDIATE TAX-EXEMPT FUND seeks high current income exempt from regular Federal income tax by investing in a broad range of municipal instruments with an expected average maturity of three to ten years.

TAX-EXEMPT FUND seeks high current income exempt from regular Federal income tax by investing in municipal instruments with an expected average maturity of ten to thirty years.

EQUITY FUNDS

GROWTH EQUITY FUND seeks long-term capital appreciation by investing mainly in the equity securities of growth companies. It is designed for investors willing to accept above-average price volatility in search of long-term reward.

GROWTH OPPORTUNITIES FUND seeks long-term capital appreciation by investing in equity securities of companies that the investment management team believes exhibit favorable growth characteristics. Any income received is incidental to this goal.

INCOME EQUITY FUND seeks to achieve high current income and, as a secondary objective, longer-term capital appreciation. The Fund invests in convertible and other equity securities.

INTERNATIONAL GROWTH EQUITY FUND offers the potential benefits of international diversification to investors willing to accept above-average price volatility while seeking long-term capital appreciation. While subject to additional risks such as currency fluctuations and the higher volatility of foreign securities, this Fund uses diversification in an effort to control risk.

LARGE CAP VALUE FUND seeks to provide long-term capital appreciation by investing at least 80% of its net assets in the equity securities of large capitalization companies. Large capitalization companies are generally considered to be those whose market capitalization is, at the time of investment, similar to the market capitalization of the companies in the S&P 500 Index. The Fund invests in companies which the investment team believes are undervalued or overlooked by the market.

MID CAP GROWTH FUND seeks long-term capital appreciation by investing at least 80% of its net assets in the equity securities of medium capitalization companies. Medium capitalization companies are generally considered to be those whose market capitalization is, at the time of investment, similar to the market capitalization of the companies in the Russell Midcap Index.

SELECT EQUITY FUND is also for the more aggressive investor, seeking long-term capital appreciation by investing principally in common stocks of companies its Investment Adviser believes to have superior growth characteristics. Any income is incidental to this objective.

SMALL CAP GROWTH FUND seeks long-term capital appreciation by investing at least 80% of its net assets in the equity securities of small capitalization companies. Small capitalization companies are generally considered to be those whose market capitalization is, at the time of investment, similar to the market capitalization of the companies in the Russell 2000 Index.

SMALL CAP INDEX FUND seeks to provide investment results approximating the aggregate price and dividend performance of the securities included in the Russell 2000 Index.

SMALL CAP VALUE FUND seeks long-term capital appreciation; any income is incidental to this objective. The Fund invests at least 80% of its net assets in the equity securities of small capitalization companies. Small capitalization companies are generally considered to be those whose market capitalization is, at the time of investment, similar to the market capitalization of the companies in the Russell 2000 Index.

STOCK INDEX FUND seeks to provide investment results approximating the aggregate price and dividend performance of the securities included in the S&P 500 Index.

TECHNOLOGY FUND seeks long-term capital appreciation by investing principally in equity securities and securities convertible into common stock of companies that develop, produce or distribute products and services related to advances in technology. The Fund will, under normal market conditions, invest at least 80% of the value of its net assets in securities of companies principally engaged in technology business activities. An issuer is considered principally engaged in technology business activities if such issuer is classified as such by the Bloomberg Industry Group Classification or is listed on the Morgan Stanley High-Tech 35 Index (the "Morgan Stanley Index"), or any other comparable index. Companies engaged in businesses related to the following products and services are also considered by Northern Trust to be engaged in technology business activities whether or not they are listed in a technology index: industrial and business machines; communications; computers; software and peripheral products; electronics, electronic media; internet; television and video equipment and services; and satellite technology and equipment.


The Morgan Stanley Index is an equal dollar weighted index of 35 stocks drawn from eleven technology subsectors: computer and business services, data networking/internet infrastructure, electronics manufacturing services, enterprise software, internet and pc software, server and enterprise hardware, pc hardware and data storage, semiconductor capital equipment, semiconductors, technical software and telecom equipment-wireline/wireless.


         AMERICAN DEPOSITARY RECEIPTS ("ADRs"). To the extent consistent with their respective investment objectives, the Funds may invest in ADRs. ADRs are receipts that are traded in the United States evidencing ownership of the underlying foreign securities and are denominated in U.S. dollars. Some institutions issuing ADRs may not be sponsored by the issuer.

         A non-sponsored depository may not provide the same shareholder information that a sponsored depository is required to provide under its contractual arrangement with the issuer.

         ASSET-BACKED (INCLUDING MORTGAGE-BACKED) SECURITIES. To the extent described in the Prospectuses, the Funds may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables, municipal securities or other financial assets. The investment characteristics of asset-backed securities differ from those of traditional fixed-income securities. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made periodically, thus in effect "passing through" such payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security is normally subject to both call risk and extension risk, and an asset-backed security's stated maturity may be shortened. In addition, the security's total return may be difficult to predict precisely.

         These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities.

         If an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. In calculating a Fixed Income Fund's average weighted maturity, the maturity of asset-backed securities will be based on estimates of average life.

         Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments.

         Asset-backed securities acquired by certain Funds may include collateralized mortgage obligations ("CMOs"). CMOs provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways, and normally are considered derivative securities. In some cases CMOs may be highly leveraged and very speculative. The Funds will not purchase "residual" CMO interests, which normally exhibit greater price volatility.

         There are a number of important differences among the agencies, instrumentalities and sponsored enterprises of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("Ginnie Mae") include Ginnie Mae Mortgage Pass-Through Certificates, which are guaranteed as to the timely payment of principal and interest by Ginnie Mae and backed by the full faith and credit of the United States. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee.

         Mortgage-backed securities issued by the Federal National Mortgage Association ("Fannie Mae") include Fannie Mae Guaranteed Mortgage Pass-Through Certificates which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury. Fannie Mae is a government-sponsored enterprise owned by private stockholders. Fannie Mae certificates are guaranteed as to timely payment of the principal and interest by Fannie Mae. Mortgage-related securities issued by Federal Home Loan Mortgage Corporation ("Freddie Mac") include Freddie Mac Mortgage Participation Certificates. Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress. Freddie Mac certificates are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Mac certificates entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal after default.

         From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating Federal sponsorship of Fannie Mae and Freddie Mac. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards to such sponsorship or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of government guaranteed mortgage-backed securities and the Funds' liquidity and value.

         Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

         In addition, privately issued mortgage-backed securities (as well as other types of asset-backed securities) do not have the backing of any U.S. government agency, instrumentality or sponsored enterprise. The seller or servicer of the underlying mortgage obligations will generally make representations and warranties to certificate-holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate-holders in a mortgage loan, the seller or servicer generally will be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate-holders or the trustee for the material breach of any such representation or warranty by the seller or servicer. To provide additional investor protection, some mortgage-backed securities may have various types of credit enhancements, reserve funds, subordination provisions or other features.

         CALCULATION OF PORTFOLIO TURNOVER RATE. The portfolio turnover rate for the Funds is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by, changes in the holdings of specific issuers, changes in country and currency weightings, cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment. The portfolio turnover rate for the Global Fixed Income Fund was significantly lower for the fiscal year ended March 31, 2003 than for the prior fiscal year end. This decrease was due, in part, to personnel changes within the portfolio management team. The portfolio turnover rate for the California Tax-Exempt, California Intermediate Tax-Exempt, Florida Intermediate Tax-Exempt and Intermediate Tax-Exempt Funds increased during the fiscal year ended March 31, 2003 due, in part, from the fact that there was a particularly robust supply of new issues and generally higher than average volatility across the tax exempt markets during the course of the past year. The portfolio turnover rate for the Fixed Income Fund increased during the fiscal year ended March 31, 2003 due, in part, to portfolio repositioning and the use of mortgage dollar rolls.

         The Funds are not restricted by policy with regard to portfolio turnover and will make changes in their investment portfolio from time to time as business and economic conditions as well as market prices may dictate. For the fiscal year ended March 31, 2003, the turnover rates for the Funds (except for the Money Market Funds) are as follows:

  FUND                                           PORTFOLIO TURNOVER RATE
  ----                                           -----------------------
  Growth Equity Fund                                       50.79%
  Growth Opportunities Fund                               306.40%
  Income Equity Fund                                       48.77%
  International Growth Equity Fund                        182.39%
  Large Cap Value Fund                                     25.04%
  Mid Cap Growth Fund                                     161.58%
  Select Equity Fund                                      187.80%
  Small Cap Growth Fund                                   310.96%
  Small Cap Index Fund                                     51.12%
  Small Cap Value Fund                                     69.44%
  Stock Index Fund                                          6.82%
  Technology Fund                                          61.72%
  Arizona Tax-Exempt Fund                                 115.89%
  California Intermediate Tax-Exempt Fund                 136.67%
  California Tax-Exempt Fund                              166.17%
  Fixed Income Fund                                       422.89%
  Florida Intermediate Tax-Exempt Fund                    258.98%
  Global Fixed Income Fund                                146.28%
  High Yield Fixed Income Fund                            138.79%
  High Yield Municipal Fund                                29.13%
  Intermediate Tax-Exempt Fund                            278.90%

  Short-Intermediate U.S. Government Fund                 232.91%
  Tax-Exempt Fund                                         208.04%
  U.S. Government Fund                                    177.76%

         COMMERCIAL PAPER, BANKERS' ACCEPTANCES, CERTIFICATES OF DEPOSIT, TIME DEPOSITS AND BANK NOTES. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party. Bank notes rank junior to deposit liabilities of banks and PARI PASSU with other senior, unsecured obligations of the bank. Bank notes are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the FDIC or any other insurer. Deposit notes are insured by the FDIC only to the extent of $100,000 per depositor per bank.

         Each Fund, including the Money Market Funds to the extent such obligations are U.S. dollar denominated, may invest a portion of its assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit ("ECDs"), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs"), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs"), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit ("Yankee CDs"), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers' Acceptances ("Yankee BAs"), which are U.S. dollar-denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States.

         Commercial paper purchased by certain Funds may include asset-backed commercial paper. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets. The credit quality of asset-backed commercial paper depends primarily on the quality of these assets and the level of any additional credit support.

         CONVERTIBLE SECURITIES. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

         In selecting convertible securities, the investment management team may consider, among other factors: an evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of portfolio securities as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned.

         The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed income securities.

         Capital appreciation for a Fund may result from an improvement in the credit standing of an issuer whose securities are held in the Fund or from a general lowering of interest rates, or a combination of both. Conversely, a reduction in the credit standing of an issuer whose securities are held by a Fund or a general increase in interest rates may be expected to result in capital depreciation to the Fund.

         In general, investments in lower quality convertible securities are subject to a significant risk of a change in the credit rating or financial condition of the issuing entity. Investments in convertible securities of medium or lower quality are also likely to be subject to greater market fluctuation and to greater risk of loss of income and principal due to default than investments of higher quality fixed-income securities. Such lower quality securities generally tend to reflect short-term corporate and market developments to a greater extent than higher quality securities, which react more to fluctuations in the general level of interest rates. A Fund that invests in convertible securities will generally reduce risk to the investor by diversification, credit analysis and attention to current developments in trends of both the economy and financial markets. However, while diversification reduces the effect on a Fund of any single investment, it does not reduce the overall risk of investing in lower quality securities.

         CUSTODIAL RECEIPTS FOR TREASURY SECURITIES. The Funds (other than the U.S. Government Select Money Market Fund) may acquire U.S. government obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. government obligations for Federal tax purposes. The Trust is unaware of any binding legislative, judicial or administrative authority on this issue.

         EQUITY SWAPS. The Equity Funds may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty the amount, if any, by which that notional amount would have decreased in value had it been invested in the stocks. Therefore, the return to the Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

         A Fund will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Fund's obligations, the Funds and the Investment Adviser believe that such transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

         The Funds will not enter into any swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A, or A-1 or better by Standard & Poor's Rating Service ("S&P"), or Fitch Ratings ("Fitch"); or A or Prime-1 or better by Moody's Investors Service, Inc. ("Moody's"), or has received a comparable rating from another organization that is recognized as a nationally recognized statistical rating organization ("NRSRO"). If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.

         The use of equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

         EUROPEAN DEPOSITARY RECEIPTS ("EDRs"). To the extent consistent with their respective investment objectives and policies, the Funds may invest in EDRs and Global Depository Receipts ("GDRs"). EDRs and GDRs are receipts issued by a non-U.S. financial institution evidencing ownership of underlying foreign or U.S. securities and are usually denominated in foreign currencies. EDRs and GDRs may not be denominated in the same currency as the securities they represent. Generally, EDRs and GDRs are designed for use in the foreign securities markets.

         FOREIGN CURRENCY TRANSACTIONS. In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the Fixed Income and the Equity Funds (except the Stock Index and Small Cap Index Funds) are authorized to enter into forward foreign currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Fund to establish a rate of exchange for a future point in time.

         When entering into a contract for the purchase or sale of a security, a Fund may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

         When the investment management team anticipates that a particular foreign currency may decline relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. Similarly, when the securities held by a Fund create a short position in a foreign currency, a Fund may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains, which might result from changes in the value of such currency. A Fund may also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

         In addition, to the extent consistent with its investment objectives, a Fund may purchase or sell forward foreign currency exchange contracts to seek to increase total return or for cross-hedging purposes and may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the investment management team believes that there is a pattern of correlation between the two currencies.

         Liquid assets equal to the amount of a Fund's assets that could be required to consummate forward contracts will be segregated except to the extent the contracts are otherwise "covered." The segregated assets will be valued at market or fair value. If the market or fair value of such assets declines, additional liquid assets will be segregated daily so that the value of the segregated assets will equal the amount of such commitments by the Fund. A forward contract to sell a foreign currency is "covered" if a Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Fund to buy the same currency at a price that is (i) no higher than the Fund's price to sell the currency or (ii) greater than the Fund's price to sell the currency provided the Fund segregates liquid assets in the amount of the difference. A forward contract to buy a foreign currency is "covered" if a Fund holds a forward contract (or call option) permitting the Fund to sell the same currency at a price that is (i) as high as or higher than the Fund's price to buy the currency or (ii) lower than the Fund's price to buy the currency provided the Fund segregates liquid assets in the amount of the difference.

         FOREIGN INVESTMENTS. To the extent consistent with its investment policies, each Fund may invest in bonds and other fixed income securities of foreign issuers. Foreign bonds and fixed income securities purchased by the Money Market Funds must be U. S. dollar denominated. The Global Fixed Income and International Growth Equity Funds intend to invest a substantial portion of their assets in foreign securities. In addition, the Fixed Income, Growth Equity, Growth Opportunities, High Yield Fixed Income, Income Equity, Large Cap Value, Mid Cap Growth, Select Equity, Small Cap Growth, Small Cap Value and Technology Funds are permitted to invest a substantial portion of their assets in such securities, including eurodollar convertible securities, which are fixed income securities that are issued in U.S. dollars outside the United States and are convertible into or exchangeable for equity securities of the same or a different issuer. The Money Market Fund may also invest in dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies, instrumentalities or sponsored enterprises, as well as other foreign issuers. These obligations may be issued by supranational entities, including international organizations (such as the European Coal and Steel Community) designed or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.

         Investment in foreign securities involves special risks. These include market risk, interest rate risk and the risks of investing in securities of foreign issuers and of companies whose securities are principally traded outside the United States on foreign exchanges or foreign over-the-counter markets and in investments denominated in foreign currencies. Market risk involves the possibility that stock prices will decline over short or even extended periods. The stock markets tend to be cyclical, with periods of generally rising prices and periods of generally declining prices. These cycles will affect the value of a Fund to the extent that it invests in foreign stocks. The holdings of the Funds, to the extent that they invest in fixed income securities, will be sensitive to changes in interest rates and the interest rate environment. Generally, the prices of bonds and debt securities fluctuate inversely with interest rate changes. In addition, the performance of investments in securities denominated in a foreign currency will depend on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.

         There are other risks and costs involved in investing in foreign securities which are in addition to the usual risks inherent in domestic investments. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements. Also, the legal remedies for investors may be more limited than the remedies available in the U.S.

         The Fixed Income Fund, the Global Fixed Income Fund, the High Yield Fixed Income Fund, the Money Market Fund and each Equity Fund may invest in foreign debt, including the securities of foreign governments. Several risks exist concerning such investments, including the risk that foreign governments may default on their obligations, may not respect the integrity of such debt, may attempt to renegotiate the debt at a lower rate, and may not honor investments by United States entities or citizens.

         The Fixed Income Fund, Global Fixed Income Fund and High Yield Fixed Income Fund, and, to the extent permitted by their investment policies, the Equity Funds, may invest their assets in countries with emerging economies or securities markets. These countries are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Political and economic structures in many of these countries may lack the social, political and economic stability characteristics of more developed countries. In general, the securities markets of these countries are less liquid, subject to greater price volatility, have smaller market capitalization and have problems with securities registration and custody. As a result, the risks presented by investments in these countries are heightened. Additionally, settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve the Fund's delivery of securities before receipt of payment for their sale. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to complete its contractual obligations.

         Unanticipated political, economic or social developments may affect the value of a Fund's investments in emerging market countries and the availability to a Fund of additional investments in these countries. Some of these countries may have in the past failed to recognize private property rights and may have at times nationalized or expropriated the assets of private companies. There have been occasional limitations on the movements of funds and other assets between different countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make a Fund's investments in such countries illiquid and more volatile than investments in Japan or most Western European countries, and a Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

         Although a Fund (other than the Money Market Funds) may invest in securities denominated in foreign currencies, its portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, a Fund's net asset value to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that a Fund's total assets, adjusted to reflect a Fund's net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, a Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

         A Fund is also subject to the possible imposition of exchange control regulations or freezes on the convertibility of currency. In addition, through the use of forward currency exchange contracts with other instruments, the respective net currency positions of the International Funds may expose them to risks independent of their securities positions. Although the net long and short foreign currency exposure of the International Funds will not exceed their respective total asset values, to the extent that a Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater risk than it would have if it did not maintain the currency positions.

         Dividends and interest payable on a Fund's foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. Federal income tax law, they may reduce the net return to the shareholders. See "Taxes."

         Investors should understand that the expense ratios of the International Funds can be expected to be higher than those Funds investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of investment research, higher costs of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

         Countries in which the Funds may invest (to the extent permitted by their investment policies) include, but are not limited to: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, Colombia, Czech Republic, Denmark, Finland, France, Germany, Greece, Hong Kong, Hungary, Indonesia, Ireland, Israel, Italy, Japan, Luxembourg, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Peru, the Philippines, Poland, Portugal, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Kingdom and Venezuela.


         Certain Funds may invest a significant percentage of their assets in the securities of issuers located in countries with securities markets that are highly developed, liquid and subject to extensive regulation, including Japan. Japan's economy grew substantially after World War II. More recently, however, Japan's economic growth has been substantially below the level of earlier decades, and its economy has experienced periods of recession. Currently, Japan has been experiencing stagnant consumer demand and higher unemployment rates. In response to these conditions, Japan has attempted to implement changes regarding high wages and taxes, currency valuations, structural rigidities, political reform and the deregulation of its economy. These initiatives have, however, resulted in notable uncertainty and loss of public confidence. In recent years, the credit rating of Japanese government debt has been downgraded as concern increased regarding the slow progress in implementing effective structural economic reform.


         Japan's economy is heavily dependent upon international trade, and is especially sensitive to trade barriers and disputes. In particular, Japan relies on large imports of agricultural products, raw materials and fuels. A substantial rise in world oil or commodity prices, or a fall off in Japan's manufactured exports, could be expected to affect Japan's economy adversely. In addition, Japan is vulnerable to earthquakes, volcanoes and other natural disasters. Japan's banking industry has suffered from non-performing loans, low real estate values and lower valuations of securities holdings. Many Japanese banks have required public funds to avert insolvency. In addition, large amounts of bad debt have prevented banks from expanding their loan portfolios despite low discount rates.

         The Japanese securities markets are less regulated than the U.S. markets. Evidence has emerged from time to time of distortion of market prices to serve political or other purposes. Shareholders' rights are also not always enforced. For most of the 1990s, Japanese securities markets experienced significant declines. Although the stock markets exhibited strength in 1999, they have again declined since then.

         The common stock of many Japanese companies has historically traded at high price-earnings ratios. Differences in accounting methods, interest rates and inflation have made it difficult to compare the earnings and price-earnings ratios of Japanese companies with those of companies in other countries, especially the United States. In addition, Japan's relatively high degree of equity security cross-holdings between banks and corporations sometimes distorts supply/demand conditions of certain securities.

Such distortions may lead to higher price-earnings ratios in Japan than in other countries, although more recently the degree of such security cross-holdings has begun to diminish.

         FORWARD COMMITMENTS, WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment (sometimes called delayed delivery) basis. These transactions involve a commitment by the Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are normally negotiated directly with the other party.

         A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or negotiate a commitment after entering into it. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions.

         When a Fund purchases securities on a when-issued, delayed-delivery or forward commitment basis, the Fund will segregate liquid assets having a value (determined daily) at least equal to the amount of the Fund's purchase commitments until three days prior to the settlement date, or will otherwise cover its position. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions. For purposes of determining a Fund's average dollar-weighted maturity, the maturity of when-issued, delayed-delivery or forward commitment securities will be calculated from the commitment date.

         FUTURES CONTRACTS AND RELATED OPTIONS. Each Fund, except the Money Market Funds, may invest in futures contracts and may purchase and sell call and put options on futures contracts for hedging purposes, for speculative purposes (to seek to increase total return), or for liquidity management purposes. In addition to bona fide hedging, a Commodity Futures Trading Commission ("CFTC") regulation permits a Fund to engage in other futures transactions if immediately thereafter either (i) the sum of the amount of initial margin deposits and premiums paid on the Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return does not exceed 5% of the market value of the Fund's net assets or (ii) the aggregate notional value of the Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return does not exceed the market value of the Fund's net assets. "Notional value" for each futures position is the size of the contract (in contract units) multiplied by the current market price per unit. "Notional value" for each option position is the size of the contract (in contract units) multiplied by the price per unit required to be paid upon exercise. The Funds will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirement of the Code for maintaining their qualifications as regulated investment companies for Federal income tax purposes.

         When used as a hedge, a Fund may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline or currency exchange fluctuations. A Fund may do so either to hedge the value of its portfolio securities as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract as a hedge in anticipation of purchase of securities. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings.

         Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided them by the National Futures Association or any domestic futures exchange. In particular, a Fund's investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. For a detailed description of futures contracts and related options, see Appendix B to this Additional Statement.

         In connection with a Fund's position in a futures contract or related option, the Fund will segregate liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.

         The Trust intends to comply with the regulations of the CFTC exempting the Funds from registration as a "commodity pool operator."

         ILLIQUID OR RESTRICTED SECURITIES. Each Money Market Fund may invest up to 10% (15% for Fixed Income and Equity Funds) of its net assets in securities that are illiquid. The Funds may purchase commercial paper issued pursuant to
Section 4(2) of the Securities Act of 1933 (the "1933 Act") and securities that are not registered under the 1933 Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as the Investment Adviser determines, under guidelines approved by the Trust's Board of Trustees, that an adequate trading market exists. This practice could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

         INSURANCE FUNDING AGREEMENTS. An insurance funding agreement ("IFA") is normally a general obligation of the issuing insurance company and not a separate account. The purchase price paid for an IFA becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. Generally, IFAs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in IFAs may not exist. Therefore, IFAs will be subject to a Fund's limitation on illiquid investments when the Fund may not demand payment of the principal amount within seven days and a reliable trading market is absent.

         INTEREST RATE SWAPS, TOTAL RATE OF RETURN SWAPS, CREDIT SWAPS, INTEREST RATE FLOORS, CAPS AND COLLARS AND CURRENCY SWAPS. The Funds, except the Money Market Funds, may enter into swap transactions and transactions involving interest rate floors, caps and collars for hedging purposes or to seek to increase total return. These instruments are privately negotiated over-the-counter derivative products. A great deal of flexibility is possible in the way these instruments are structured. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. The purchase of an interest rate floor or cap entitles the purchaser to receive payments of interest on a notional principal amount from the seller, to the extent the specified index falls below (floor) or exceeds (cap) a predetermined interest rate. An interest rate collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Total rate of return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Credit swaps are contracts involving the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specific credit events. The Funds, except for the Money Market Funds, may also enter into currency swaps, which involve the exchange of the rights of a Fund and another party to make or receive payments in specific currencies.

         Some transactions, such as interest rate swaps and total rate of return swaps are entered into on a net basis, i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. If the other party to such a transaction defaults, a Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. In contrast, other transactions involve the payment of the gross amount owed. For example, currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the amount payable by a Fund under a swap or an interest rate floor, cap or collar is covered by segregated cash or liquid assets, the Funds and their Investment Adviser believe that transactions do not constitute senior securities under the Investment Company Act of 1940 (the "1940 Act") and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

         Except for the High Yield Fixed Income Fund and the High Yield Municipal Fund (which are not subject to any minimum rating criteria), a Fund will not enter into a total rate of return, credit, currency or interest rate swap or interest rate floor, cap or collar transaction unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is rated either A or A-1 or better by S&P or Fitch, or A or Prime-1 or better by Moody's or a comparable rating from another organization that is recognized as an NRSRO or, if unrated by such rating organization, is determined to be of comparable quality by the Investment Adviser. If there is a default by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with markets for other similar instruments which are traded in the interbank market. The use of interest rate, total rate of return, credit and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

         INVESTMENT COMPANIES. With respect to the investments of the Funds in the securities of other investment companies, such investments will be limited so that, as determined after a purchase is made, either: (a) not more than 3% of the total outstanding stock of such investment company will be owned by a Fund, the Trust as a whole and its affiliated persons (as defined in the 1940 Act); or
(b) (i) not more than 5% of the value of the total assets of a Fund will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. Pursuant to an exemptive order, these limits will not apply to the investment of securities lending collateral by the Funds in certain investment company portfolios advised by Northern Trust. In addition, pursuant to the exemptive order, the Funds may invest their uninvested cash balances in shares of affiliated money market portfolios to the extent that a Fund's aggregate investment of such balances in such portfolios does not exceed 25% of the Fund's total assets. Investments by the Funds in other investment companies, including exchange-traded funds ("ETFs"), will be subject to the limitations of the 1940 Act except as permitted by SEC orders. The Funds may rely on SEC orders that permit them to invest in certain ETFs beyond the limits contained in the 1940 Act, subject to certain terms and conditions.

         Certain investment companies whose securities are purchased by the Funds may not be obligated to redeem such securities in an amount exceeding 1% of the investment company's total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed this amount may be illiquid.

         If required by the 1940 Act, each Fund expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.

         A Fund may invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policy and restrictions as the Fund. However, each Fund currently intends to limit its investments in securities issued by other investment companies to the extent described above. A Fund may adhere to other limitations with respect to its investments in securities issued by other investment companies if required or permitted by the SEC or deemed to be in the best interests of the Trust.

         As noted in their Prospectuses, the Equity Funds may invest in iShares(SM), SPDRs and similar securities of other investment companies, subject to the restrictions set forth above.

         iShares(SM) are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the Morgan Stanley Capital International Index ("MSCI") indices for various countries and regions. iShares(SM) are listed on the American Stock Exchange (the "AMEX"), and were initially offered to the public in 1996. The market prices of iShares(SM) are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and supply and demand of iShares(SM) on the AMEX. To date, iShares(SM) have traded at relatively modest discounts and premiums to their net asset values. However, iShares(SM) have a limited operating history, and information is lacking regarding the actual performance and trading liquidity of iShares(SM) for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares(SM) will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares(SM) should occur in the future, the liquidity and value of a Fund's shares could also be substantially and adversely affected, and a Fund's ability to provide investment results approximating the performance of securities in a designated index could be impaired. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares(SM) as part of its investment strategy.

         SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the AMEX). The UIT will issue SPDRs in aggregations know as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (i) a portfolio of securities substantially similar to the component securities ("Index Securities") of the S&P 500 Index (ii) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities and (iii) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P 500 Index and the net asset value of a Fund Deposit.

         SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, a Fund must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, a Fund will receive Index Securities and cash identical to the Fund Deposit required of an investor wishing to purchase a Creation Unit that day.

         The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by a Fund could result in losses on SPDRs.

         LOAN PARTICIPATIONS. The High Yield Fixed Income Fund may invest in loan participations. Such loans must be to issuers in whose obligations the High Yield Fixed Income Fund may invest. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. In a typical corporate loan syndication, a number of lenders, often banks (co-lenders), lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan.

         Participation interests acquired by the High Yield Fixed Income Fund may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller's share of the loan. When the High Yield Fixed Income Fund acts as co-lender in connection with a participation interest or when the High Yield Fixed Income Fund acquires certain participation interests, the High Yield Fixed Income Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the High Yield Fixed Income Fund lacks direct recourse, it will look to the agent bank to enforce appropriate credit remedies against the borrower. In these cases, the High Yield Fixed Income Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. For example, in the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses by the borrower as a result of improper conduct by the agent bank. Moreover, under the terms of the loan participation, the High Yield Fixed Income Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that the High Yield Fixed Income Fund may also be subject to the risk that the agent bank may become insolvent. The secondary market, if any, for these loan participations is limited and any loan participations purchased by the High Yield Fixed Income Fund will normally be regarded as illiquid.

         For purposes of certain investment limitations pertaining to diversification of the High Yield Fixed Income Fund's portfolio investments, the issuer of a loan participation will be the underlying borrower. However, in cases where the High Yield Fixed Income Fund does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the High Yield Fixed Income Fund and the borrower will be deemed issuers of a loan participation.

         MISCELLANEOUS. Securities may be purchased on margin only to obtain such short-term credits as are necessary for the clearance of purchases and sales of securities.

         MORTGAGE DOLLAR ROLLS. The Funds, except for the Money Market Funds, may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the future (generally within 30 days) and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the applicable Fund. Each Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets, as permitted by applicable law, in an amount equal to its forward purchase price.

         For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as financing transactions.

         Mortgage dollar rolls involve certain risks, including the following situation. If the broker-dealer to whom a Fund sells the security becomes insolvent, a Fund's right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted and the instrument which a Fund is required to repurchase may be worth less than an instrument that a Fund originally held. Successful use of mortgage dollar rolls will depend upon the Investment Adviser's ability to manage a Fund's interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

         MUNICIPAL INSTRUMENTS. Opinions relating to the validity of municipal instruments and to Federal and state tax issues relating to these securities are rendered by bond counsel to the respective issuing authorities at the time of issuance. Such opinions may contain various assumptions, qualifications or exceptions that are reasonably acceptable to the Investment Adviser. Neither the Trust nor the Investment Adviser will review the proceedings relating to the issuance of municipal instruments or the bases for such opinions.

         Municipal instruments are generally issued to finance public works, such as airports, bridges, highways, housing, health-related entities, transportation-related projects, educational programs, water and pollution control and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions and for other facilities. Municipal instruments include private activity bonds issued by or on behalf of public authorities. Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities.

         State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

         Municipal instruments include both "general" and "revenue" obligations. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as lease revenue payments from the user of the facility being financed. Industrial development bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of an industrial revenue bond is usually directly related to the credit standing of the private user of the facility involved.

         Within the principal classifications of municipal instruments described above there are a variety of categories, including municipal bonds, municipal notes, municipal leases, asset-backed securities such as custodial receipts and participation certificates. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases and participation certificates are obligations issued by state or local governments or authorities to finance the acquisition of equipment and facilities. Participation certificates may represent participations in a lease, an installment purchase contract, or a conditional sales contract. Certain municipal lease obligations (and related participation certificates) may include "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Municipal leases (and participations in such leases) present the risk that a municipality will not appropriate funds for the lease payments. The Investment Adviser, under the supervision of the Trust's Board of Trustees, will determine the credit quality of any unrated municipal leases on an ongoing basis, including an assessment of the likelihood that the leases will not be canceled.

         The Funds may also invest in "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of a moral obligation bond is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund (if such a fund has been established), the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

         Municipal bonds with a series of maturity dates are called Serial Bonds. The Money Market Funds, the Arizona Tax-Exempt, Florida Tax-Exempt, California Intermediate Tax-Exempt, California Tax-Exempt, High Yield Municipal, Intermediate Tax-Exempt and Tax-Exempt Funds may purchase Serial Bonds and other long-term securities provided that it has a remaining maturity meeting the Fund's maturity requirements. The Funds may also purchase long-term variable and floating rate bonds (sometimes referred to as "Put Bonds") where a Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at a par at least every thirteen months. Put Bonds with conditional puts (that is, puts which cannot be exercised if the issuer defaults on its payment obligations) will present risks that are different than those of other municipal instruments because of the possibility that the Fund might hold long-term Put Bonds on which defaults occur following acquisition by the Fund.

         The Funds may acquire securities in the form of custodial receipts evidencing rights to receive a specific future interest payment, principal payment or both on certain municipal obligations. Such obligations are held in custody bank on behalf of the holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts," "Municipal

Certificates of Accrual on Tax-Exempt Securities" ("M-CATS") and "Municipal Zero-Coupon Receipts." The Funds may also purchase certificates of participation that, in the opinion of counsel to the issuer, are exempt from regular Federal income tax. Certificates of participation are a type of floating or variable rate of obligation that represents interests in a pool of municipal obligations held by a bank.

         An issuer's obligations under its municipal instruments are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal instruments may be materially adversely affected by litigation or other conditions.

         From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on municipal instruments. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor's Federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their Federal alternative minimum taxable income. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards the Federal income tax status of interest on municipal instruments or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of municipal instruments for investment by the Tax-Exempt Funds and the Municipal Money Market, California Municipal Money Market and High Yield Municipal Funds (the "Municipal Funds") and the Funds' liquidity and value. In such an event the Board of Trustees would reevaluate the Funds' investment objectives and policies and consider changes in their structure or possible dissolution.

         Certain of the municipal instruments held by a Fund may be insured as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the municipal instrument at the time of its original issuance. In the event that the issuer defaults on an interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors. A Fund may invest more than 25% of its total assets in municipal instruments covered by insurance policies.

         In addition, municipal instruments may be backed by letters of credit or guarantees issued by domestic or foreign banks or other financial institutions, which are not subject to Federal deposit insurance. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or guarantee with respect to a municipal instrument held by a Fund, including a change in the credit quality of any such bank or financial institution, could result in a loss to the Fund and adversely affect the value of its shares. Letters of credit and guarantees issued by foreign banks and financial institutions involve certain risks in addition to those of similar instruments issued by domestic banks and financial institutions, as described above under "Foreign Securities."

         The Funds may invest in municipal leases, which may be considered liquid under guidelines established by the Trust's Board of Trustees. The guidelines will provide for determination of the liquidity of a municipal lease obligation based on factors including the following: (i) the frequency of trades and quotes for the obligation; (ii) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer. The Investment Adviser, under guidelines approved by the Trust's Board of Trustees, will also consider marketability of a municipal lease obligation based upon an analysis of the general credit quality of the municipality issuing the obligation and the essentiality to the municipality of the property covered by the lease.

         Except for the Arizona Tax-Exempt Fund, California Intermediate Tax-Exempt Fund, California Tax-Exempt Fund, Florida Intermediate Tax-Exempt Fund and California Municipal Money Market Fund (the "Tax Exempt Funds"), currently, it is not the intention of the Tax-Exempt Funds, the Municipal Money Market Fund and High Yield Municipal Fund to invest more than 25% of the value of their total assets in municipal instruments whose issuers are in the same state.

         OPTIONS. To the extent consistent with its investment objective, each Fund, except for the Money Market Funds, may buy put options and buy call options and write covered call and secured put options. Such options may relate to particular securities, foreign and domestic stock indices, financial instruments, foreign currencies or the yield differential between two securities ("yield curve options") and may or may not be listed on a domestic or foreign securities exchange or issued by the Options Clearing Corporation. A call option for a particular security or currency gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price prior to the expiration of the option, regardless of the market price of the security or currency. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security or currency gives the purchaser the right to sell the security or currency at the stated exercise price to the expiration date of the option, regardless of the market price of the security or currency. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

         Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

         The Funds will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Fund owns the security or currency underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a portfolio of securities substantially replicating the index, or liquid assets equal to the contract value. A call option is also covered if a Fund holds a call on the same security, currency or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the Fund segregates liquid assets in the amount of the difference.


         All put options written by a Fund would be covered, which means that such Fund will segregate cash or liquid assets with a value at least equal to the exercise price of the put option or will use the other methods described in the next sentence. A put option is also covered if a Fund holds a put option on the same security or currency as the option written where the exercise price of the option held is (i) equal to or higher than the exercise price of the option written, or (ii) less than the exercise price of the option written provided the Fund segregates liquid assets in the amount of the difference.


         With respect to yield curve options, a call (or put) option is covered if a Fund holds another call (or put) option on the spread between the same two securities and segregates liquid assets sufficient to cover the Fund's net liability under the two options. Therefore, the Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations.

         A Fund's obligation to sell subject to a covered call option written by it, or to purchase a security or currency subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or currency, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security or currency (in the case of a covered call option) or liquidate the segregated assets (in the case of a secured put option) until the option expires or the optioned security or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.

         When a Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

         There are several risks associated with transactions in certain options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (an "Exchange"), may be absent for reasons which include the following: there may be

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insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

         REAL ESTATE INVESTMENT TRUSTS. The Fixed Income and Equity Funds may invest in equity real estate investment trusts ("REITs"). REITs pool investors' funds for investment primarily in commercial real estate properties. Investments in REITs may subject the Fund to certain risks. REITs may be affected by changes in the value of the underlying property owned by the trusts. REITs are dependent upon specialized management skill, may not be diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. As a shareholder in a REIT, a Fund would bear, along with other shareholders, its pro rata portion of the REIT's operating expenses. These expenses would be in addition to the advisory and other expenses the Fund bears directly in connection with its own operations.

         RELATIVE VALUE APPROACH. In buying and selling securities for the Fixed Income Funds, the investment management team uses a relative value approach. This approach involves an analysis of economic and market information, including economic growth rates, interest and inflation rates, deficit levels, the shape of the yield curve, sector and quality spreads and risk premiums. It also involves the use of proprietary valuation models to analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and particular types of securities that the team believes will provide a favorable return in light of these risks.

         REPURCHASE AGREEMENTS. Each Fund may agree to purchase portfolio securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). Repurchase agreements are considered to be loans under the 1940 Act. Securities subject to repurchase agreements are normally held either by the Trust's custodian or subcustodian (if any), or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, in the event of a bankruptcy, a Fund could suffer additional losses if a court determines that the Fund's interest in the collateral is unenforceable.

         REVERSE REPURCHASE AGREEMENTS. Each Fund may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). The Funds may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price. The Funds will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, the Funds will segregate liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

         RISKS RELATED TO SMALL COMPANY SECURITIES. While the Investment Advisers believe that smaller companies can provide greater growth potential than larger, more mature firms, investing in the securities of such companies also involves greater risk, portfolio price volatility and cost. Historically, small capitalization stocks, which will be the Small Cap Index, Small Cap Value, Small Cap Growth and Growth Opportunities Funds' primary investments, and stocks of recently organized companies, in which the Small Cap Index, Small Cap Value, Small Cap Growth and Growth Opportunities Funds may also invest, have often been more volatile in price than the larger capitalization stocks included in the S&P 500 Index. Among the reasons for this greater price volatility are the lower degree of market liquidity (the securities of companies with small stock market capitalizations may trade less frequently and in limited volume) and the greater sensitivity of small companies to changing economic conditions. For example, these companies are associated with higher investment risk due to the greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources.

         The values of small company stocks will frequently fluctuate independently of the values of larger company stocks. Small company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. You should, therefore, expect that the net asset value of a Fund's shares will be more volatile than, and may fluctuate independently of, broad stock market indices such as the S&P 500 Index.

         The additional costs associated with the acquisition of small company stocks include brokerage costs, market impact costs (that is, the increase in market prices which may result when a Fund purchases thinly traded stock) and the effect of the "bid-ask" spread in small company stocks. These costs will be borne by all shareholders and may negatively impact investment performance.

         RISKS RELATED TO MEDIUM AND LOWER QUALITY SECURITIES. Investments in medium and lower quality securities present special risk considerations. Medium quality securities, although considered investment grade, are also considered to have speculative characteristics. Lower quality securities are considered predominately speculative by traditional investment standards. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standard. While any investment carries some risk, certain risks associated with lower quality securities are different from those for investment-grade securities. The risk of loss through default is greater because lower quality securities are usually unsecured and are often subordinate to an issuer's other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations of a Fund's net asset value per share.

         There remains some uncertainty about the performance level of the market for lower quality securities under adverse market and economic environments. An economic downturn or increase in interest rates could have a negative impact on both the market for lower-rated securities (resulting in a greater number of bond defaults) and the value of lower quality securities held in the portfolio of investments.

         The economy and interest rates can affect lower quality securities differently than other securities. For example, the prices of lower quality securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher quality investments. In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.

         The market value of lower quality securities tends to reflect individual corporate developments to a greater extent than that of higher quality securities which react primarily to fluctuations in the general level of interest rates. Lower quality securities are often issued in connection with a corporate reorganization or restructuring or as a part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seeking to expand. Such issuers are often highly leveraged, may not have available to them more traditional methods of financing and are generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse economic developments or business conditions.

         A holder's risk of loss from default is significantly greater for lower quality securities than is the case for holders of other debt securities because such securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation will be uncertain. A Fund may also incur additional expenses in seeking recovery on defaulted securities. If an issuer of a security defaults, a Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of lower quality securities as well as a Fund's net asset value. In general, both the prices and yields of lower quality securities will fluctuate.

         The secondary market for lower quality securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher quality securities. In addition, market trading volume for high yield fixed income securities is generally lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and a Fund's ability to dispose of particular portfolio investments. A less developed secondary market may also make it more difficult for a Fund to obtain precise valuations of the high yield securities in its portfolio.

         In certain circumstances, it may be difficult to determine a security's fair value due to a lack of reliable objective information. Such instances occur, where there is not an established secondary market for the security or the security is lightly traded. As a result, a Fund's valuation of a security and the price it is actually able to obtain when it sells the security could differ.

         Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower-rated convertible securities held by a Fund, especially in a thinly traded market. Illiquid or restricted securities held by a Fund may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.

         The ratings of S&P, Dominion Bond Rating Service Limited ("Dominion"), Moody's and Fitch evaluate the safety of a lower-rated security's principal and interest payments, but do not address market value risk. Because the ratings of the rating agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the Investment Adviser performs its own analysis of the issuers whose lower-rated securities the Funds purchase. Because of this, a Fund's performance may depend more on its Investment Adviser's credit analysis than is the case of mutual funds investing in higher-rated securities.

         In selecting lower-rated securities, the Investment Adviser considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of a Fund's investment portfolio. The Investment Adviser monitors the issuers of lower-rated securities held by a Fund for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Fund so that it can meet redemption requests.

         SECURITIES LENDING. Collateral for loans of portfolio securities made by a Fund may consist of cash, cash equivalents, securities issued or guaranteed by the U.S. government or its agencies or (except for the U.S. Government Money Market Fund, U.S. Government Select Money Market Fund, U.S. Government Fund and Short-Intermediate U.S. Government Fund) irrevocable bank letters of credit (or any combination thereof). The borrower of securities will be required to maintain the market value of the collateral at not less than the market value of the loaned securities, and such value will be monitored on a daily basis. When a Fund lends its securities, it continues to receive payments equal to the dividends and interest on the securities loaned and may simultaneously earn interest on the investment of the cash collateral. Investing the collateral subjects it to market depreciation or appreciation, and a Fund is responsible for any loss that may result from its investment in borrowed collateral. A Fund will have the right to terminate a loan at any time and recall the loaned securities within the normal and customary settlement time for securities transactions. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially.

         SHORT SALES AGAINST-THE-BOX. The Equity Funds, except for the Stock Index and the Small Cap Index Funds, may engage in short sales "against-the-box." In a short sale, the seller sells a borrowed security and has a corresponding obligation to the lender to deliver the identical security. The seller does not immediately return the securities sold and is said to have a short position in those securities until delivery occurs. While a short sale is made by selling a security the seller does not own, a short sale is "against the box" to the extent that the seller contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. It may be entered into by a Fund, for example, to lock in a sales price for a security the Fund does not wish to sell immediately. If a Fund sells securities short against the box, it may protect itself from loss if the price of the security declines in the future, but will lose the opportunity to profit on such securities if the price rises.

         STANDBY COMMITMENTS. The Tax-Exempt Funds and Municipal Funds may enter into standby commitments with respect to municipal instruments held by them, respectively. Under a standby commitment, a dealer agrees to purchase at the Fund's option a specified municipal instrument. Standby commitments may be exercisable by the Tax-Exempt Funds and High Yield Municipal Fund at any time before the maturity of the underlying municipal instruments and may be sold, transferred or assigned only with the instruments involved.

         The Tax-Exempt Funds and Municipal Funds expect that standby commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Tax-Exempt Funds and High Yield Municipal Fund may pay for a standby commitment either separately in cash or by paying a higher price for municipal instruments which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding standby commitments held by the Tax-Exempt Funds and High Yield Municipal Fund will not exceed 1/2 of 1% of the value of the Fund's total assets calculated immediately after each standby commitment is acquired.

         The Tax-Exempt Funds and Municipal Funds intend to enter into standby commitments only with dealers, banks and broker-dealers which, in the Investment Adviser's opinion, present minimal credit risks. The Tax-Exempt Funds and High Yield Municipal Fund will acquire standby commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The acquisition of a standby commitment will not affect the valuation of the underlying municipal instrument. The actual standby commitment will be valued at zero in determining net asset value. Accordingly, where the Tax-Exempt Funds and High Yield Municipal Fund pay directly or indirectly for a standby commitment, the Funds' costs will be reflected as an unrealized loss for the period during which the commitment is held by the Tax-Exempt Funds and High Yield Municipal Fund and will be reflected as unrealized loss for the period during which the commitment is held by the Tax-Exempt Funds and the High Yield Municipal Fund and will be reflected in realized gain or loss when the commitment is exercised or expires.

         STOCK INDICES. The S&P 500 Index is a market value-weighted index consisting of 500 common stocks which are traded on the New York Stock Exchange, AMEX and the Nasdaq National Market System and selected by the Standard & Poor's Corporation ("Standard & Poors") through a detailed screening process starting on a macro-economic level and working toward a micro-economic level dealing with company-specific information such as market value, industry group classification, capitalization and trading activity. Standard & Poor's primary objective for the S&P 500 Index is to be the performance benchmark for the U.S. equity markets. The companies chosen for inclusion in the S&P 500 Index tend to be leaders in important industries within the U.S. economy. However, companies are not selected by Standard & Poor's for inclusion because they are expected to have superior stock price performance relative to the market in general or other stocks in particular. Standard & Poor's makes no representation or warranty, implied or express, to purchasers of Stock Index Fund shares or any member of the public regarding the advisability of investing in the Stock Index Fund or the ability of the S&P 500 Index to track general stock market performance.

         As of June 30, 2003, the approximate market capitalization range of the companies included in the S&P 500 Index was between $414 million and $287 billion.

         The S&P 500(R)/Barra Value Index is a capitalization-weighted index of the common stocks within the S&P 500 Index with price multiples lower than the index average with higher price to book and higher forecasted growth. As of June 30, 2003, the average market capitalization range of the companies included in the S&P 500/Barra Value Index was between $534.3 million and $239.9 billion.

         The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

         The Russell 2000 Index is an unmanaged index which measures the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

         The Russell 2000(R) Growth Index measures the performance of those Russell 2000 Index companies with higher price to book ratios and higher forecasted growth values. As of June 30, 2003, the average market capitalization range of the companies included in the Russell 2000 Growth Index was between $70 million and $1.7 billion.

         The Russell 2000(R) Value Index measures the performance of those Russell 2000 Index companies with lower price to book ratios and lower forecasted growth values. As of June 30, 2003, the average market capitalization range of the companies included in the Russell 2000 Growth Value Index was between $67 million and $1.7 billion.

         The Russell 2500(TM) Growth Index measures the performance of those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values.

         The Russell Midcap(R) Growth Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with higher price to book and higher forecasted growth. As of June 30, 2003, the average market capitalization range of the companies included in the Russell Midcap Growth Index was between $216 million and $10.8 billion.

         The MSCI EAFE Index is an unmanaged, market-value weighted index that tracks changes in the equity markets of 21 developed countries outside of North America, specifically in Europe, Australia, Asia and the Far East.

         The Morgan Stanley Index is an equal dollar weighted index of 35 stocks drawn from eleven technology subsectors: computer and business services, data networking/internet infrastructure, electronics manufacturing services, enterprise software, internet and pc software, server and enterprise hardware, pc hardware and data storage, semiconductor capital equipment, semiconductors, technical software and telecom equipment-wireline/wireless.

         The Merrill Lynch All U.S. Convertibles Index is an unmanaged index consisting of convertible securities of all investment grades.

         STRIPPED SECURITIES. To the extent consistent with its investment policies, each Fund, including the U.S. Government Select Money Market Fund to the extent such stripped securities are Treasury Department strips, may purchase stripped securities. The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "Separate Trading of Registered Interest and Principal of Securities" or "STRIPS." The Funds may purchase securities registered in the STRIPS program. Under the STRIPS program, a Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

         Other types of stripped securities may be purchased by the Funds (except the U.S. Government Select Money Market Fund), including stripped mortgage-backed securities ("SMBS"). SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a risk that the initial investment will not be fully recouped. SMBS issued by the U.S. government (or a U.S. government agency, instrumentality or sponsored enterprise) may be considered liquid under guidelines established by the Trust's Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the net asset value per share.

         SUPRANATIONAL BANK OBLIGATIONS. Each Fund, to the extent consistent with its investment policies, may invest in obligations of supranational banks. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade among nations (e.g., the World Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that these commitments will be undertaken or met in the future.

         TRACKING VARIANCE. As discussed in their Prospectus, the Stock Index and Small Cap Index Funds are subject to the risk of tracking variance. Tracking variance may result from share purchases and redemptions, transaction costs, expenses and other factors. Share purchases and redemptions may necessitate the purchase and sale of securities by a Fund and the resulting transaction costs which may be substantial because of the number and the characteristics of the securities held. In addition, transaction costs are incurred because sales of securities received in connection with spin-offs and other corporate reorganizations are made to conform a Fund's holdings to its investment objective. Tracking variance may also occur due to factors such as the size of a Fund, the maintenance of a cash reserve pending investment or to meet expected redemptions, changes made in the Fund's designated Index or the manner in which the Index is calculated or because the indexing and investment approach of the Investment Adviser does not produce the intended goal of the Fund. Tracking variance is monitored by the Investment Adviser at least quarterly. In the event the performance of a Fund is not comparable to the performance of its designated Index, the Board of Trustees will evaluate the reasons for the deviation and the availability of corrective measures. If substantial deviation in a Fund's performance were to continue for extended periods, it is expected that the Board of Trustees would consider recommending to shareholders possible changes to the Fund's investment objective.

         U.S. GOVERNMENT OBLIGATIONS. Examples of the types of U.S. government obligations that may be acquired by the Funds include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, Ginnie Mae, General Services Administration, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks and the Maritime Administration.

         Securities guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities or sponsored enterprises are also deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any agency, instrumentality or sponsored enterprise thereof, and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed.

         To the extent consistent with their respective investment objectives, the Funds may invest in a variety of U.S. Treasury obligations and obligations issued by or guaranteed by the U.S. government or its agencies, instrumentalities or sponsored enterprises. Not all U.S. government obligations carry the same credit support. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it were not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.

         VARIABLE AND FLOATING RATE INSTRUMENTS. Variable and floating rate instruments have interest rates that are periodically adjusted either at set intervals or that float at a margin in relation to a generally recognized index rate. These instruments include long-term variable and floating rate bonds (sometimes referred to as "Put Bonds") where the Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and leveraged inverse floating rate instruments ("inverse floaters").

         With respect to the variable and floating rate instruments that may be acquired by the Funds, the investment management team will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument meets the Funds' quality requirements, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

         The Money Market Funds will invest in variable and floating rate instruments only when the Investment Adviser deems the investment to involve minimal credit risk. Unrated variable and floating rate instruments will be determined by the Investment Adviser to be of comparable quality at the time of the purchase to rated instruments that may be purchased by the Funds. In determining weighted average portfolio maturity, an instrument may, subject to the SEC's regulations be deemed to have a maturity shorter than its nominal maturity based on the period remaining until the next interest rate adjustment or the time the Fund involved can recover payment of principal as specified in the instrument. Variable and floating rate instruments eligible for purchase by the Fund include variable amount master demand notes, which permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate.

         Variable and floating rate instruments that may be purchased by the Funds include variable amount master demand notes, which permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate, and leveraged inverse floaters. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. The Funds may deem the maturity of variable and floating rate instruments to be less than their stated maturities based on their variable and floating rate features and/or their put features. Unrated variable and floating rate instruments will be determined by the Investment Advisers to be of comparable quality at the time of purchase to rated instruments which may be purchased by the Funds.

         Variable and floating rate instruments including inverse floaters held by a Fund will be subject to the Fund's limitation on illiquid investments, absent a reliable trading market, when the Fund may not demand payment of the principal amount within seven days. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Fund is not entitled to exercise its demand rights. As a result, the Fund could suffer a loss with respect to these instruments.

         WARRANTS. The Fixed Income, High Yield Fixed Income and Equity Funds may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying shares. The purchase of warrants involves the risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

         YIELDS AND RATINGS. The yields on certain obligations, including the instruments in which the Funds may invest, are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue. The ratings of S&P, Dominion, Moody's, and Fitch represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. For a more complete discussion of ratings, see Appendix A to this Additional Statement.

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         Subject to the limitations stated in the Prospectuses, if a security held by a Fund undergoes a rating revision, the Fund may continue to hold the security if the Investment Advisers determine such retention is warranted.

         ZERO COUPON, PAY-IN-KIND AND CAPITAL APPRECIATION BONDS. To the extent consistent with their respective investment objectives, the Funds may invest in zero coupon bonds, capital appreciation bonds and pay-in-kind ("PIK") securities. Zero coupon and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon bonds, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

         PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

         Zero coupon bonds, capital appreciation bonds and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, the Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Fund is nonetheless required to accrue income on such investments for each taxable year and generally are required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, the Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy Federal tax distribution requirements applicable to the Fund.

SPECIAL RISK FACTORS AND CONSIDERATIONS RELATING TO CALIFORNIA MUNICIPAL INSTRUMENTS, FLORIDA MUNICIPAL INSTRUMENTS AND ARIZONA MUNICIPAL INSTRUMENTS.

         Some of the risk factors relating to investments by the California, Florida Intermediate Tax-Exempt and Arizona Tax-Exempt Funds in California, Florida, and Arizona municipal instruments are summarized below. This summary does not purport to be a comprehensive description of all relevant factors. Although the Trust has no reason to believe that the information summarized herein is not correct in all material respects, this information has not been independently verified for accuracy or thoroughness by the Trust. Rather, the information presented herein with respect to California municipal instruments was culled from official statements and prospectuses issued in connection with various securities offerings of the State of California and local agencies in California available as of the date of this Additional Statement and, with respect to the Florida Intermediate Tax-Exempt and Arizona Tax-Exempt Funds, the information is derived principally from official statements relating to issues of Florida and Arizona municipal instruments released prior to the date of this Additional Statement. Further, any estimates and projections presented herein should not be construed as statements of fact. They are based upon assumptions which may be affected by numerous factors and there can be no assurance that target levels will be achieved.

CALIFORNIA MUNICIPAL INSTRUMENTS


GENERAL

Following several years of very strong growth in the late 1990s, which produced large State revenue surpluses, the State's financial condition started to worsen since the start of 2001, with the combination of a mild Statewide economic recession, but with a severe downturn in the high technology sector centered in the San Francisco Bay Area and a dramatic decline in revenue from capital gains and stock option activity resulting from the decline in stock market levels since mid-2000. By 2002, the State faced a budget "gap" of more than $23 billion, over 25% of its General Fund revenue. See "Recent Financial Results--Fiscal year 2002-03 Budget" below. By January 2003, the Governor reported that revenues are expected to be substantially below earlier projections, and estimated that a budget gap of almost $35 billion would have to be addressed for the balance of the 2002-03 fiscal year and the upcoming 2003-04 fiscal year. See "Recent Financial Results - Current Budget Shortfall" below. In May 2003, the Governor increased the estimate of the budget gap to $38.2 billion. To close this gap, the Governor proposed a combination of large spending cuts, transfers of program responsibility to local governments, limited fund transfers, deferrals and loans, and issuance of bonds to

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spread out repayment of a $10.7 billion accumulated budget deficit over several years. The 2003-04 budget will require significant spending cuts in virtually all parts of State government, including aid to local governments and schools. The State began the new fiscal year on July 1, 2003 without a budget, amid strong partisan disagreement in the Legislature about the nature of spending cuts and tax increases needed to complete a budget. A two-thirds vote of each house of the Legislature is required to adopt the budget. The sluggish economy and cuts in State aid will adversely affect local government finances in 2003 and beyond.

The State is facing serious cash flow difficulties. It has had to resort to external borrowing starting in the fall of 2001 to assure sufficient cash resources to pay its ongoing obligations, including maturing cash flow notes. Most recently, the State issued $11 billion of cash flow notes in mid-June 2003, to mature in one year. This borrowing will only provide enough cash to fund the State's needs until the end of August. Further cash flow borrowing cannot take place until a budget is enacted. If the budget impasse continues for a long time, the State will be forced to issue interest-bearing notes for some of its obligations in lieu of checks which can be cashed. The State's ability to meet its cash requirements will continue to depend on access to capital markets until it brings revenues and expenses into closer balance. See "Recent Financial Results - Cash Flow Requirements" below.

In December, 2002, the ratings of the State's General Obligation bonds were reduced by Standard & Poor's from "A+" to "A" and by Fitch Ratings from "AA" to "A." In early 2003, Moody's lowered its General Obligation Bond ratings from "A1" to "A2." All three rating agencies have placed the State on negative credit watch and further downgrades are likely if the budget impasse continues. The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as for state-insured hospital bonds) are generally linked directly to California's rating. Should the financial condition of California continue to deteriorate, its credit ratings could be reduced further, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.

ECONOMIC FACTORS

California's economy is the largest among the 50 states and one of the largest in the world. The State's population of over 35 million represents about 12-1/2% of the total United States population and grew by 26% in the 1980s, more than double the national rate. Population growth slowed to less than 1% annually in 1994 and 1995, but rose to almost 2% in the final years of the 1990s. The bulk of population growth in the State is due to births and foreign immigration.

Total personal income in the State, at an estimated $1,139 billion in 2002, accounts for almost 13% of all personal income in the nation. Total employment is over 16 million, the majority of which is in the service, trade and manufacturing sectors.

Following a severe recession in the early 1990s, California began a period of strong growth in 1994 in virtually all sectors, particularly in high technology manufacturing and services, including computer software and other services, entertainment, tourism, and construction, and also with very strong growth in exports. The California economy outpaced the nation during this period. By the end of 2000, unemployment in the State had dropped to under 5%, its lowest level in three decades. In 2001, the State finally showed the impact of the nationwide economic slowdown, coupled with a cyclical downturn in the high technology sector (including Internet-related businesses) and entered a mild recession. International trade also slowed since the start of 2001 reflecting weakness in overseas economies (particularly in Asia). The terrorist attacks on September 11, 2001 resulted in a further, but mostly temporary, economic decline tourism-based areas. Job losses have been concentrated in the San Francisco Bay Area, particularly in high technology industries; economic conditions have been better in other parts of the State. Statewide, modest job growth appeared to have begun by early 2002, but job growth stalled by summer 2002. Unemployment reached almost 7% by year-end, at which time the State Department of Finance described the State economy as "in a holding pattern." Personal income rose by only 1% in 2002. Residential construction and home sales remained strong, in part due to low interest rates, but nonresidential construction declined for the second consecutive year in 2002. In January, 2003, the State Department of Finance projected there would be only slow growth in the economy in 2003, with moderate growth in 2004. The recession, combined particularly with the decline in the stock markets since mid-2000, will result in much weaker State revenues than previously projected, as discussed further below under "Recent Financial Results."

Widely publicized difficulties in California's energy supplies had been seen in early 2001 to pose some risks to the economy, but during the summers of 2001 and 2002 there were no electricity blackouts or shortages of natural gas. Although energy prices have risen from the levels of three years ago, they have now appeared to have stabilized. Energy difficulties are mitigated by the fact that California's economy is very energy-efficient. U.S. Department of Energy statistics for 1999 revealed that California ranked 50th of the 50 states in energy expenditures as a percentage of state domestic product. A number of investigations and lawsuits are ongoing against energy suppliers seeking refunds for California customers for alleged overcharges during the crisis period in 2000 and 2001.

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CONSTITUTIONAL LIMITATIONS ON TAXES, OTHER CHARGES AND APPROPRIATIONS

LIMITATION ON PROPERTY TAXES. Certain California Municipal Obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on AD VALOREM property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly, Article XIIIA limits the rate of AD VALOREM property taxes to 1% of full cash value of real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise AD VALOREM taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

Under Article XIIIA, the basic 1% AD VALOREM tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits were filed challenging the acquisition-based assessment system of Proposition 13, but it was upheld by the U.S. Supreme Court in 1992. Article XIIIA prohibits local governments from raising revenues through AD VALOREM taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax."

LIMITATIONS ON OTHER TAXES, FEES AND CHARGES. On November 5, 1996, the voters of the State approved Proposition 218, called the "Right to Vote on Taxes Act." Proposition 218 added Articles XIIIC and XIIID to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.

Article XIIIC requires that all new or increased local taxes be submitted to the voters before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote.

Article XIIID contains several new provisions making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. Article XIIID also contains several new provisions affecting "fees" and "charges", defined for purposes of Article XIIID to mean "any levy other than an AD VALOREM tax, a special tax, or an assessment, imposed by a [local government] upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. There are new notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as "property related" for purposes of
Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

The interpretation and application of Proposition 218 will ultimately be determined by the courts with respect to a number of matters, and it is not possible at this time to predict with certainty the outcome of such cases.

APPROPRIATIONS LIMITS. The State and its local governments are subject to an annual "appropriations limit" imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations to comply with mandates of courts or the Federal government, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

                                       29
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The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 to follow more closely growth in the State's economy.

"Excess" revenues are measured over a two-year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50% of any excess, with the other 50% paid to schools and community colleges. With more liberal annual adjustment factors since 1988, and depressed revenues in the early 1990s because of the recession, few governments have been operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years. Because of extraordinary revenue receipts in fiscal year 1999-2000, State appropriations were estimated to be about $975 million above the limit. However, since the State was $2.1 billion below its limit in fiscal year 2000-01, resulting in no excess over the two-year period, no refunds were made. 1999-2000 was the only fiscal year since the late 1980s when State appropriations were above the limit. The State Department of Finance estimates the State will be about $18.3 billion below its appropriation limit in fiscal year in 2002-03 and about $11.0 billion below the limit in 2003-04.

Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of these Articles on California municipal obligations or on the ability of the State or local governments to pay debt service on such California municipal obligations. It is not possible, at the present time, to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of these Articles or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Further initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

OBLIGATIONS OF THE STATE OF CALIFORNIA

Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. As of May 1, 2003, the State had outstanding approximately $29.6 billion of long-term general obligation bonds and $6.7 billion of lease-purchase debt supported by the State General Fund. The State issued $4.35 billion of new general obligation bonds between February and May 2003 (a portion as variable rate obligations), and completed an additional sale of about $1.7 billion in June 2003. This rapid increase has been caused in significant part by voters' approval of $21.4 billion of new bond authorizations in two elections in 2002. Thus, as of May 1, 2003 the State had about $24.9 billion of authorized and unissued long-term general obligation bonds and $4.1 billion of authorized and unissued lease-purchase debt. In FY 2001-02, debt service on general obligation bonds and lease purchase debt was approximately 4.5% of General Fund revenues. At least another $22 billion of bond authorizations, for education and high-speed rail construction, are presently scheduled to be on the ballot in 2004.

RECENT FINANCIAL RESULTS

The principal sources of General Fund tax revenues in 2001-02 were the California personal income tax (50 percent of total tax revenues), the sales tax (33 percent), corporation taxes (8 percent), and the gross premium tax on insurance (2 percent). A large portion of personal income tax receipts was derived from capital gains realizations and stock option income. While these sources have been extraordinarily strong in the late 1990s and 2000, they are particularly volatile. In preparing the most recent budget, the State took account of the recent drop in stock market levels and reduced its estimated receipts from these revenues as compared to prior years. The Administration has projected that this source of revenue will drop from 25% of all General Fund revenues in 2000-01 to 11% in 2001-02 and 8% in 2002-03; this represents the bulk of the total General Fund revenue shortfall in these two fiscal years.

The State maintains a Special Fund for Economic Uncertainties (the "SFEU"), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but which is required to be replenished as soon as sufficient revenues are available. Year-end balances in the SFEU are included for financial reporting purposes in the General Fund balance.

Throughout the 1980s, State spending increased rapidly as the State population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of State General Fund revenues (currently about 35 percent).

                                       30
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RECENT BUDGETS.

The economy, and especially the stock markets, grew strongly during the second half of the 1990s, and as a result, the General Fund took in substantially greater tax revenues (an aggregate of more than $20 billion over the six fiscal years 1995-96 through 2000-01) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, and to make up shortfalls from reduced Federal health and welfare aid in 1995-96 and 1996-97. In 1998-99 through 2000-01, new spending programs were also enacted, particularly for education, new capital outlay projects were funded from current receipts, and significant tax reductions were enacted. The Department of Finance estimates that the State's budget reserve (the SFEU) totaled $8.7 billion at June 30, 2000 and $6.3 billion at June 30, 2001. However, the SFEU balance at June 30, 2001 included as an asset the $6.1 billion loan to the State Department of Water Resources for power purchases (see "Cash Flow Requirements" below), and the General Fund's available cash at that date was considerably less. The balance at June 30, 2002 was estimated as negative $3.5 billion, which would increase to negative $10.7 billion by June 30, 2003.

The growth in General Fund revenues 1994-95 resulted in significant increases in State funding for local school districts under Proposition 98. From the 1994-95 level of about $4,200 per pupil, annual State funding has increased to around $7,000 per pupil in FY 2001-02. A significant amount of the new moneys have been directed to specific educational reforms, including reduction of class sizes in many grade levels. The improved budget condition also allowed annual increases in support for higher education in the State, permitting increased enrollment and reduction of student fees.

Part of the 1997-98 Budget Act was completion of State welfare reform legislation to implement the new Federal law passed in 1996. The new State program, called "CalWORKs," became effective January 1, 1998, and emphasizes programs to bring aid recipients into the workforce. As required by Federal law, new time limits are placed on receipt of welfare aid. Generally, health and welfare costs have been contained even during the recent period of economic recovery, with the first real increases (after inflation) in welfare support levels occurring in 1999-2000 and additional increases in 2000-01.

An important element of recent Budget Acts was agreement on substantial tax cuts. The largest of these was a phased-in cut in the Vehicle License Fee (an annual tax on the value of cars registered in the State, the "VLF"). Starting on January 1, 1999, the VLF was reduced by 25 percent, which was increased in steps to a 67.5% reduction effective January 1, 2001. Under pre-existing law, VLF funds were automatically transferred to cities and counties, so the new legislation provided for the General Fund to make up the reductions. The full 67.5% percent VLF cut was offset by transfers of about $4.2 billion annually from the General Fund. Other miscellaneous business and personal tax cuts and tax credits were of a much smaller overall amount.

FISCAL YEAR 2001-02 BUDGET.

The 2001-02 Budget Act (the "2001 Budget Act") was signed on July 26, 2001. The 2001 Budget Act included $78.8 billion in General Fund expenditures, a reduction of $1.3 billion from the previous year. General Fund revenues in fiscal year 2001-02 were projected to drop to $75.1 billion, a decline of almost 4 percent from the prior year, reflecting the economic slowdown and the sharp drop in capital gains and stock option revenue. The excess of expenditures over revenues was to be funded by using a part of the budget reserve from the prior year.

The 2001 Budget Act was projected to be able to sustain the reduced revenues without major program reductions because part of the previous 2000-01 Budget Act was for one-time spending, which did not have to be continued. The 2001 Budget Act contained much less one-time spending for capital outlay. However, General Fund revenues in 2001-02 ultimately proved to be far below projections, totaling only about $64 billion (compared to the 2001 Budget Act estimate of around $75.1 billion), largely due to reduced capital gains realizations and weaker economic activity. To partially offset this reduction, the Governor proposed, and the Legislature approved, mid-year spending cuts for 2001-02 totaling $2.3 billion. By the time of the May Revision to the Governor's Budget released in May, 2002, the Governor projected that the combined shortfall or budget "gap" between expected revenues and projected expenditures based on existing statutes totaled $23.4 billion for the two fiscal years, 2001-02 and 2002-03.


FISCAL YEAR 2002-03 BUDGET

The magnitude of the budget gap which had to be addressed led to a substantial delay in enactment of the 2002-03 Budget Act ("2002 Budget Act") until September 5, 2002, more than two months into the fiscal year. Despite delay in approval of the Budget Act, most State operations continued based on continuing appropriation legislation, constitutional requirements or court orders. Debt service on State debt was paid, most health and welfare programs and education payments were funded, and State employees, other than elected officials and senior management employees, were paid.

                                       31
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         The 2002 Budget Act addressed a $23.6 billion gap between expenditures and resources through a combination of program reductions, internal loans, bond issuances, fund shifts, accelerations and transfers, and modest tax changes. Some of these actions and assumptions ultimately proved to be unavailable, and revenues in the 2002-03 fiscal year continued to decline from original projections, as economic growth stalled instead of increasing, as had been expected. The principal components of the 2002-03 budget were:

         1. Program cost savings in the 2001-02 and 2002-03 fiscal years totaling about $7.458 billion. This included the $2.3 billion of 2001-02 mid-year budget reductions enacted by the Legislature. The largest savings occurred in education, health, social services and State operations, and include deferral or elimination of previously enacted program expansions and elimination of workload and cost of living adjustments in numerous programs. By year-end 2002, it appeared some of the projected savings would not be achieved.

         2.       The receipt of $4.5 billion in 2002-03 from the securitization
(sale) of a large portion of the State's future receipt of payment from tobacco companies from the settlement of litigation against those companies. This sale was scheduled to close in two segments. The first sale, which produced $2.5 billion of receipts to the General Fund, closed in February 2003. The second sale, expected to produce up to $2.0 billion in April 2003, was cancelled because of turmoil in the market for such "tobacco securitizations" after an Illinois trial court rendered a judgment of $10.1 billion against Philip Morris, Inc., one of the largest tobacco manufacturers. This increased the accumulated deficit by $2 billion.

         3. A total of $2.028 billion in loans from various funds, including $1.218 billion from transportation funds.

         4. The shift of $1.328 billion of expenditures from the General Fund to other funding sources, such as special funds and proposed future bond funds.

         5. The receipt of $1.2 billion additional revenues in 2002-03 from a two-year suspension of the deductibility of net operating losses provided in current law.

         6. General Fund savings of $1.728 billion from the deferral of $1.047 billion of education expenditures from 2001-02 to early 2002-03 and $681 million of education expenditures from 2002-03 to early 2003-04. These deferrals were not expected to significantly impact underlying programs.

         7. General Fund savings of $1.083 billion ($223 million in 2001-02 and $860 million in 2002-03) from issuing refunding bonds to pay selected maturities of general obligation bonds due between February 2002 and June 2003.

         8. Anticipated increases in Federal funding for health and human services programs, security/bioterrorism and other areas totaling about $1.081 billion. The Administration has more recently estimated only about $400 million will be received.

         9. Additional revenue of $1.651 billion in 2002-03 due to Federal Tax Conformity and Tax Compliance ($1.081 billion); increasing the withholding on stock option and bonus income from 6 percent to 9.3 percent ($400 million); and suspending the teacher retention credit for one year ($170 million).

         10. Accelerations and transfers from other funds to the General Fund totaling $1.585 billion.

         Despite the challenge represented by the severe revenue decline and the budget gap, the 2002 Budget as enacted contained the following major components. As noted in the caption "Current Budget Shortfall" below, many of these budget elements are likely to be cut.

         1. Total K-12 spending increased 2.8 percent from the revised 2001-02 estimates. Total K-12 spending per pupil increases from $6,610 in 2001-02 to $7,067 in 2002-03.

         2. Funding for higher education decreased by 0.2 percent in 2002-03 compared to the revised 2001-02 estimates.

         3. The Budget continued to limit the growth in State government with the elimination of positions and the reduction of State operations expenditures. In addition to the 6,600 positions eliminated by the Administration since 1999, 7,000 State government positions will be eliminated (6,000 in 2002-03 and 1,000 by June 30, 2004).

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         4.       Although funding for youth and adult corrections decreased by
4.7 percent from the previous year, the Budget sustained funding for public safety. While total funding for health and human services decreased by 2.1 percent, the Budget funded health insurance coverage for children and critical care programs for seniors.

         5. There were no significant tax increases, and no significant reductions in support for local governments. A one-time shift of $75 million in property taxes from redevelopment agencies to schools will reduce State aid to schools by a like amount.

         The Administration has estimated, in the proposed Budget for 2003-04, that General Fund revenues and transfers in 2002-03 will be about $6 billion below the estimates made when the 2002 Budget Act was adopted. The largest component is a projected $3.7 billion shortfall in personal income tax receipts. The Administration also adjusted final estimated receipts for 2001-02 downward by about $1.7 billion, leaving the SFEU or budget reserve at an estimate negative $3.5 billion on June 30, 2002. The Administration projects that the SFEU will be at a negative $5.85 billion as of June 30, 2003. This estimate assumes the Legislature will approve billions of dollars of current-year spending reductions, described below.

CURRENT BUDGET SHORTFALL

In mid-November, 2002, the Legislative Analyst (an independent office under the State Legislature) issued a report (the "LAO Report") indicating the State faced dire fiscal conditions. The principal causes of the continuing fiscal difficulty were identified as (i) the use of so many one-time budget solutions, such as bond sales, interfund borrowings and deferrals, to solve the $23.6 billion gap in the 2002 Budget, without enough emphasis on closing the structural imbalance between ongoing revenue sources (taxes) and ongoing expenditure commitments,
(ii) the likelihood that some of the assumptions in the 2002 Budget would not be met, and (iii) a significant downward revision in revenue estimates deriving from the continued sluggishness of the State economy and stock market.

Shortly after the LAO Report was released, the Governor announced that the Administration also projected a substantial budget gap in 2002-03 and 2003-04, and he called a special session of the Legislature to begin on December 9, 2002 to take up legislation for mid-year spending cuts and other budgetary actions. As part of the 2003-04 Governor's Budget proposal, released January 10, 2003 (the "2004 Governor's Budget"), the Governor called for immediate actions to reduce the budget gap by about $10.2 billion, of which $5.5 billion would be seen in 2002-03 and the balance in 2003-04. In March and April 2003, the Legislature passed budget adjustment legislation including spending reductions, deferrals, bond authorization and funding transfers totaling about $3.3 billion in fiscal year 2002-03 and about $3.6 billion in fiscal year 2003-04.

FISCAL YEAR 2003-04 BUDGET


The 2003 Governor's Budget released further budget projections, indicating that for the combined 2002-03 and 2003-04 period, the nominal budget "gap" to be addressed was in the neighborhood of $35 billion. This consisted of about $17.7 billion of reduced revenues compared to earlier projections, $4.5 billion of additional expenditures, and the "loss" of $12.6 billion in budgetary resources allocated to one-time budgetary actions taken in the 2002 Budget Act which could not be duplicated (such as the sale of future tobacco settlement receipts).

The 2004 Governor's Budget sought to close the entire $35 billion gap in the context of actions which would be completed by the end of the 2003-04 fiscal year. The overall proposal included about $20.8 billion of spending reductions which would have severely affected local governments, schools, health and social services programs, higher education and most other State programs; only corrections programs were largely unaffected. The second largest element of the 2004 Governor's Budget Proposal was to transfer responsibility for many health and social services programs to local governments, relieving the State of over $8.1 billion of costs. The Governor proposed to fund this "realignment" of government programs with new taxes, which would be dedicated to local governments. Finally, the Governor proposed about $5.8 billion of additional funding shifts and transfers, loans, and other revenues. Among these is an assumption that an additional $1.5 billion in receipts can be obtained from Native American gaming operations, and bonding or loans to pay $1.5 billion of payments due in 2003-04 to the two largest State pension funds.


As noted above under "Current Budget Shortfall," some budget reductions were passed by the Legislature in March and April, 2003, but less than the amounts requested by the Governor. In May 2003, the Governor released the May Revision to the 2004 Governor's Budget ("2004 May Revision"), which updated forecasts and provided a substantially revised budget plan for 2003-04.

First, the 2004 May Revision estimated that the budget gap had grown to about $38.2 billion (not counting the actions already taken), largely due to the cancellation of the $2 billion tobacco securitization scheduled in April 2003, and higher caseloads in certain programs. Actual tax revenues were reported to be very close to the projections made in the 2004 Governor's Budget in January, with some small signs of recovery in personal income tax withholding and corporate tax receipts.

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The 2004 May Revision, the Governor recognized that many of his earlier proposals required more analysis, and that many parties preferred to solve the budget problem over more than one year. Accordingly, the 2004 May Revision divided the $38.2 billion gap into three main components:


1. The Governor proposed to fund the estimated accumulated budget deficit as of June 30, 2003 of $10.7 billion with issuance of deficit retirement bonds during 2003-04, to be repaid from a dedicated one-half cent increase in the State sales tax, which would disappear once the bonds were repaid.

2. Once the accumulated deficit was removed from the books, the 2003-04 budget would be balanced with a combination of spending cuts, interfund loans and transfers, and some additional borrowing. Also, the Governor reduced his original "realignment" proposal from $8.1 billion to $1.7 billion, and proposed cigarette tax increases and a new higher personal income tax bracket for the highest earners to fund these costs for counties. As noted, some of these actions have already been taken. A major assumption in the 2004 May Revision is that the State will terminate its payments to local governments to "backfill" the offset to vehicle license fees enacted several years ago, which costs the State $4.2 billion per year. The Administration expects that action can be taken under existing law to terminate the backfill and have the vehicle license fee paid by drivers increased back to the original level, so that local governments will not be harmed by this shift. The overall budget plan for 2003-04 calls for revenues and transfers of $70.9 billion and expenditures of $70.4 billion, leaving a budget reserve of about $500 million.

3. The 2004 May Revision explicitly recognized that balancing the 2003-04 budget still left an ongoing "structural deficit," as had been identified in the November 2002 LAO Report noted above, which would cause the 2004-05 budget to be about $7.9 billion out of balance in the absence of corrective action. The Governor urged the Legislature to take action during the balance of the 2003 legislative session (which will end on September 15, 2003) to start to address these structural imbalances so that future budgets will not face the same pressures as the State currently has.

Members of the Legislature and the Governor were unable to reach agreement on a budget package before the start of the fiscal year on July 1, 2003, with strong partisan disagreements about the necessary elements of spending cuts and revenue increases needed to complete the budget. Without budget authorization, a number of spending programs were suspended as of July 1, including payments to vendors for new goods and services, some aid to local governments and schools and others; however high-priority obligations such as debt service payments will continue to be made. As noted below under "Cash Flow Requirements," the State's cash resources will be exhausted by late August or early September unless a budget is enacted by that time. In that case, the State's cash management flexibility will be severely limited and many obligations will only be paid with interest-bearing notes rather than checks which can be cashed.

CASH FLOW REQUIREMENTS

The State typically funds its day-to-day operating requirements of the General Fund from revenue receipts, interfund borrowing from special funds, and external borrowing in the form of revenue anticipation notes ("RANs") and warrants. In the first half of calendar 2001, the State Department of Water Resources ("DWR") had taken over the responsibility of purchasing electricity to meet certain needs of the customers of investor-owned utilities ("IOUs"), because factors deriving from a failed deregulation program and unusual market conditions which had driven up the spot prices of electricity and natural gas had combined to make the State's two largest IOUs insolvent. To fund these purchases, the DWR borrowed over $6 billion from the General Fund. Repayment of this loan was planned to be made from proceeds of power revenue bonds to be issued by the DWR which will be secured by a portion of retail customers' electricity bills. (There will be no taxes or liability of the General Fund to repay the power revenue bonds.)

The State issued a then-record $5.7 billion of RANs in October 2001 to fund its cash management needs in 2001-02, with a maturity date of June 28, 2002. It had been assumed that the DWR power revenue bonds would be issued by that time, to repay a net loan of $6.1 billion plus interest. When the DWR bond sale was delayed, and revenues were falling below projections, as reported above, the State Controller issued $7.5 billion of revenue anticipation warrants ("RAWs"), a form of cash flow borrowing which could extend beyond the end of the fiscal year, to assure adequate cash resources for State operating needs in June 2002 and for the start of the next fiscal year. The RAWs were issued in June, 2002 and matured in October and November 2002.

Because of weaker receipts, delay in enactment of the 2002-03 budget, and uncertainty about the schedule for issuance of the DWR power revenue bonds, the State issued $12.5 billion of RANs for cash management purposes in the 2002-03 fiscal year. This record borrowing was completed, in two parts, by early November, 2002, with all of the notes due on June 20 or June 27, 2003. The DWR power revenue bonds were finally successfully issued in mid-November, 2002, providing an infusion of $6.5 billion to the General Fund, and the first phase of the tobacco securitization brought an additional $2.5 billion in February 2003, both of which were significant assumptions in the State's cash flow projections for repayment of the 2002-03 RANs.

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By mid-winter 2003 it became evident that the State would have a cash shortfall by the end of June 2003, when the $12.5 billion RANs came due. The cash shortfall became more serious for the reasons noted above that the budget gap increased by $3 billion between January and May 2003. Accordingly, the State issued $11 billion of RAWs on June 18, 2003 to pay the RANs and other obligations in June 2003, and to cover cash flow requirements through late August. To sell these RAWs, the State was required to obtain credit support from a group of financial institutions. The 2004 May Revision assumes that the State will issue about $3 billion of RANs in early fall 2003 to fund the remainder of its cash management needs. If the 2003-04 Budget Act is not enacted in a timely fashion, the State could exhaust its cash, and the Controller may be forced to pay some of the State's obligations with "registered warrants," an interest-bearing note which cannot be redeemed for cash until the State has sufficient new cash resources. Until the State brings the "structural imbalance" between its revenue sources and spending obligations into balance, it may continue to depend on having access to the public debt markets in order to fund its ongoing cash obligations and to repay cash flow borrowings.

BOND RATING

The ratings on California's long-term general obligation bonds were reduced in the early 1990s from "AAA" levels which had existed prior to the recession. After 1996, through the end of 2000, the three major rating agencies raised their ratings of California's general obligation bonds as high as "AA" from Standard & Poor's, "Aa2" from Moody's and "AA" from Fitch. As of May 1, 2003, Standard & Poor's had reduced California's senior ratings to "A," Fitch had reduced the ratings to "A" and Moody's had reduced its ratings to "A2," and all three agencies maintained the State's credit ratings on watch with negative implications. Significant delay in adoption of the 2003-04 budget or adoption of a budget which fails to address the State's underlying budget imbalance may result in further downgrades.

There can be no assurance that current ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

LEGAL PROCEEDINGS

The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. If the State eventually loses any of these cases, the final remedies may not have to be implemented in one year.

OBLIGATIONS OF OTHER ISSUERS

OTHER ISSUERS OF CALIFORNIA MUNICIPAL OBLIGATIONS. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

STATE ASSISTANCE. Property tax revenues received by local governments declined more than 50% following passage of Proposition 13. Subsequently, the California Legislature enacted measures to provide for the redistribution of the State's General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. Total local assistance from the State's General Fund was budgeted at approximately 75% of General Fund expenditures in recent years, including the effect of implementing reductions in certain aid programs. To reduce State General Fund support for school districts, the 1992-93 and 1993-94 Budget Acts caused local governments to transfer $3.9 billion of property tax revenues to school districts, representing loss of the post-Proposition 13 "bailout" aid. Local governments have in return received greater revenues and greater flexibility to operate health and welfare programs.

In 1997, a new program provided for the State to substantially take over funding for local trial courts (saving cities and counties some $400 million annually). For 2001-02, the State has provided over $350 million to support local law enforcement costs. The current fiscal crisis may result in some reductions in these payments in 2003-04 and beyond.

To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. Los Angeles County, the largest in the State, was forced to make significant cuts in services and personnel, particularly in the health care system, in order to balance its budget in FY1995-96 and FY1996-97, and is facing a new health care funding crisis in 2002-03. Orange County, which emerged from Federal Bankruptcy Court protection in June 1996, has significantly reduced county services and personnel, and faces strict financial conditions following large investment fund losses in

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1994 which resulted in bankruptcy. The recent economic slowdown in the State, with its corresponding reduction in State and local revenues, will put additional pressure on local government finances in the coming years. See "Recent Financial Results--Current Budget Shortfall" and "---Fiscal Year 2003-04 Budget."

Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which were enacted in August, 1997 in order to comply with the Federal welfare reform law. Generally, counties play a large role in the new system, and are given substantial flexibility to develop and administer programs to bring aid recipients into the workforce. Counties are also given financial incentives if either at the county or statewide level, the "Welfare-to-Work" programs exceed minimum targets; counties are also subject to financial penalties for failure to meet such targets. Counties remain responsible to provide "general assistance" for able-bodied indigents who are ineligible for other welfare programs. The long-term financial impact of the new CalWORKs system on local governments is still unknown.


ASSESSMENT BONDS. California municipal instruments which are assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.


CALIFORNIA LONG TERM LEASE OBLIGATIONS. Based on a series of court decisions, certain long-term lease obligations, though typically payable from the general fund of the State or a municipality, are not considered "indebtedness" requiring voter approval. Such leases, however, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Although litigation is brought from time to time which challenges the constitutionality of such lease arrangements, the California Supreme Court issued a ruling in August 1998 which reconfirmed the legality of these financing methods.

OTHER CONSIDERATIONS

The repayment of industrial development securities secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

Limitations on AD VALOREM property taxes may particularly affect "tax allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.

Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.


The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not possible, at present, to predict the extent to which any such legislation will be enacted. Nor is it possible, at present, to determine the impact of any such legislation on

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California municipal instruments in which the Funds may invest, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such California municipal instruments.

Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The Federal government provided more than $13 billion in aid for both earthquakes, and neither event has had any long-term negative economic impact. Certain municipal instruments held by the Funds could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the Federal or State government to appropriate sufficient funds within their respective budget limitations.


FLORIDA MUNICIPAL INSTRUMENTS

The financial condition of the State of Florida may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State, its agencies, instrumentalities or sponsored enterprises but also by entities that are not under the control of the State. Adverse developments affecting the State's financing activities, its agencies or its political subdivisions could adversely affect the State's financial condition.

Florida law requires that the financial operations of the State be maintained through the General Revenue Fund, trust funds, the Working Capital Fund and the Budget Stabilization Fund. The majority of tax revenues are deposited in the General Revenue Fund. Revenues in the General Revenue Fund which exceed the amount needed for appropriations may be transferred to the Working Capital Fund. State monies are disbursed pursuant to appropriations acts.

The State Constitution mandates the creation and maintenance of a Budget Stabilization Fund, in an amount not less than 5% nor more than 10% of the last complete fiscal year's net revenue collections for the General Revenue Fund. Funds in the Budget Stabilization Fund may only be transferred to the General Revenue Fund to offset a deficit or to provide emergency funding. The Florida Constitution prohibits money in this fund from being committed or obligated for any other purpose.

An amendment to the Florida Constitution adopted in 1994 requires that state revenues collected are limited to state revenues allowed under the Constitution for the prior fiscal year plus an adjustment for growth. "Growth" is an amount equal to the average annual rate of growth in Florida personal income over the most recent twenty quarters times the state revenues allowed under the Constitution for the prior fiscal year. State revenues collected for any fiscal year in excess of this limit are transferred to the Budget Stabilization Fund until the fund reaches the maximum balance specified in the Constitution, at which time the excess revenues must be refunded to the taxpayers. State revenues allowed for any fiscal year may be increased by a two-thirds vote of the legislature. For purposes of this limitation, state revenues do not include certain categories of revenues including those pledged to state bonds and other payments related to debt.

The Constitution requires the State to have a balanced budget and to raise revenues to defray its operating expenses. The State may not borrow for the purpose of maintaining ordinary operating expenses, but may generally borrow for capital improvements. State law provides for estimating conferences which are generally held twice each year to estimate revenue collections for the next fiscal year.

The State's revenues increased from $43,607.8 million for the fiscal year ended June 30, 2001 to $46,904.7 million for the fiscal year ended June 30, 2002. General revenue collections for fiscal year 2001-02 totaled $19,340.6 million, or $148.4 million more than the last revised estimate made prior to the end of that fiscal year by the Revenue Estimating Conference ("REC").

In March 2002 the REC estimated general revenue collections for fiscal year 2002-03 at $19,867 million. Budgeted general revenue appropriations for fiscal year 2002-03 totaled approximately $20,700 million, which was to be funded by general revenue collections of $19,867 million, $297.3 million in trust fund transfers and $535.7 million from the available Working Capital Fund of $764.9 million. Budget Stabilization Fund reserves were not used to achieve the balanced budget.

The REC met again in November 2002, revised its forecast for the remainder of the fiscal year ending June 30, 2003 and prepared a forecast for the fiscal year ending June 30, 2004. The general revenue collection estimate for the fiscal year ending June 30, 2003 was reduced from $19,867 million to $19,637.4 million, due mainly to the anticipated impact of corporate tax legislation passed by the 2002 Florida Legislature, and intervening changes in economic conditions, resulting in a net negative adjustment of $6.9 million. The minor change in estimates due to economic conditions resulted from lower estimated sales tax collections, which more than offset estimated increases in documentary stamp tax, corporate income tax and intangible collections.

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Actual general revenue collections for the six-month period ended December 31,
2002 were $9,130 million, $20 million less than the $9,149.9 million estimated for that period by the REC in November, 2002.

The REC met again in March, 2003 and revised its forecast for the remainder of the fiscal year ending June 30, 2003 and for the fiscal year ending June 30, 2004. The general revenue collection estimate for fiscal year 2002-03 was reduced from $19,637.4 million to $19, 610.4 million, a net negative adjustment of $27 million from the November 2002 forecast. The change in estimates resulted primarily from lower estimated sales tax and estate tax collections, which more than offset estimated increases in documentary stamp tax collections and reductions in tax refunds, particularly in the area of corporate income taxes.

The year-end Working Capital Fund surplus for fiscal year 2002-03 is projected to be $130.2 million and the amount in the Budget Stabilization Fund is expected to remain at $958.9 million.

General revenues in fiscal year 2003-04 are now expected to decrease by 1.6% from the November 2002 estimate to $20,118.7 million, which is $508 million more than the amount currently estimated to be collected in fiscal year 2002-03.

On May 27, 2003, the Florida Legislature passed the General Appropriations Act setting forth the State's budget for the fiscal year ending June 30, 2004. Budgeted appropriations for that fiscal year total $53.5 billion including general revenue appropriations of $21.2 billion and trust fund appropriations of approximately $32.3 billion. Total appropriations for the fiscal year ending June 30, 2004 are $3.1 billion or 6.2% greater than the appropriations for the fiscal year ending June 30, 2003. General revenue spending is budgeted to increase by $560 million or 2.8% over prior year general revenue spending. However, the Appropriations Act is not final. Individual items within the budget are subject to the Governor's veto. The final budget is also subject to downward adjustment during the fiscal year to ensure no budget shortfall occurs.

The State's budget is required to be kept in balance from current revenues each fiscal year. The general fund budget for the fiscal year ending June 30, 2004 is expected to be funded with general revenue collections of approximately $20.1 billion, "cash sweeps" of existing trust fund balances of approximately $708 million, redirection to trust fund revenues to general revenues of approximately $149 million, expected collections from a tax amnesty program of $67 million and other miscellaneous general revenues. The State's constitutionally required Budget Stabilization Fund reserve of approximately $959 million has not been used to fund the budget for the fiscal year ending June 30, 2004. Additionally, the fiscal year end estimated Working Capital Fund balance for the fiscal year ending June 30, 2003 is expected to increase from $130 million to approximately $955 million by the end of the fiscal year ending June 30, 2004 due primarily to Florida's portion of additional Federal aid to States contained in the recently enacted Federal Jobs and Growth Tax Relief Reconciliation Act of 2003 which was not appropriated by the State's current year budget.

The Constitution of the State of Florida limits the right of the State and its local governments to tax. The Constitution requires the State to have a balanced budget and to raise revenues to defray its operating expenses. The State may not borrow for the purpose of maintaining ordinary operating expenses, but may generally borrow for capital improvements.

There are a number of methods by which the State of Florida may incur debt. The State may issue bonds backed by the State's full faith and credit to finance or refinance certain capital projects authorized by its voters. The total outstanding principal of State bonds pledging the full faith and credit of the State may not exceed 50% of the total tax revenues of the State for the two preceding fiscal years, excluding any tax revenues held in trust. The State also may issue certain bonds backed by the State's full faith and credit to finance or refinance pollution control, solid waste disposal and water facilities for local governments, rights of way acquisition and bridge construction, county roads, school districts and capital public education projects without voter authorization. Although these bonds are not subject to the above-referenced debt limitation, each program has debt service coverage tests, which must be met prior to issuance. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State's authorities, agencies, instrumentalities or sponsored enterprises. Payments of debt service on State bonds backed by the State's full faith and credit and State-guaranteed bonds and notes are legally enforceable obligations of the State. Revenue bonds to finance or refinance certain capital projects also may be issued by the State of Florida without voter authorization. However, revenue bonds are payable solely from funds derived directly from sources other than state tax revenues.

Other entities issue bonds and incur long term obligations secured by State revenues and include, among others, the Tobacco Settlement Financing Corporation with the power to issue up to $3 billion in revenue bonds to purchase the State's interest in the tobacco litigation settlement agreement and the Florida Water Pollution Control Financing Corporation with the power to issue bonds up to $100 million in the 2002-03 fiscal year to finance projects through the State's Department of Environmental Protection.

As of June 30, 2001 full faith and credit bonds totaled $9.43 billion and revenue bonds totaled $8.87 billion for a total debt of $18.3 billion. Full faith and credit debt per capita was $574.97. In the 2000-01 fiscal year, debt service as a percent of Governmental Fund expenditures was 1.8%. In recent years debt issuance for the State has been increasing.

Debt increased $955 million in the 2001-02 fiscal year from $18.3 billion to approximately $19.2 billion. As of June 30, 2002, net tax supported debt made up $15.4 billion for programs supported by State tax revenues and self supporting debt made up $3.8 billion representing debt secured by revenues generated from operating the facilities financed with bonds. The State also had indirect debt totaling $6.6 billion as of June 30, 2001.

The State made a substantial investment in infrastructure over the past ten years, addressing the requirements of a growing population for education, transportation and preserving environmental lands. Total State debt more than doubled over the last ten years increasing from approximately $8.3 billion as of June 30, 1992 to approximately $19.2 billion as of June 30, 2002. The expected future debt issuance over the next ten years totals $11.0 billion. The expected debt issuance does not include any new financing programs to fund constitutional mandates such as class size reduction or high speed rail. The State faces significant challenges for funding these potentially expensive constitutional initiatives.

The State of Florida currently imposes, among other taxes, an ad valorem tax on intangible property and a corporate income tax. The Florida Constitution prohibits the levying of a personal income tax in excess of the amount, which may be allowed to be credited towards any similar tax levied by the United States. Currently there is no Florida personal income tax. Certain other taxes the State of Florida imposes include: (i) an estate or inheritance tax which is limited by the State's Constitution to an amount not in excess of the amount allowed to be credited upon or deducted from Federal estate taxes or the estate taxes of another state; and (ii) a 6% sales tax on most goods and certain services with an option for counties to impose up to an additional 1% sales tax on such goods and services. In addition, counties may assess various discretionary sales surtaxes within the county.

The Constitution reserves the right to charge an ad valorem tax on real estate and tangible personal property to Florida's local governments. All other forms of taxation are preempted to the State of Florida except as may be provided by general law. Motor vehicles, boats, airplanes, trailers, trailer coaches and mobile homes, as defined by law, may be subject to a license tax for their operation, but may not be subject to an ad valorem tax.

Under the Constitution, ad valorem taxes may not be levied in excess of the following millage upon the assessed value of real estate and tangible personal property: for all county purposes, ten mills; for all municipal purposes, ten mills; for all school purposes, ten mills; for water management purposes for the northwest portion of the State, .05 mills; for water management purposes for the remaining portion of the State, one mill; and for all other special districts a millage authorized by law and approved by referendum. When authorized by referendum, the above millage caps may be exceeded for up to two years. Counties, school districts, municipalities, special districts and local governmental bodies with taxing powers may issue bonds to finance or refinance capital projects payable from ad valorem taxes in excess of the above millage cap when approved by referendum. It should be noted that several municipalities and counties have charters that further limit either ad valorem taxes or the millage that may be assessed.

The Florida Constitution limits the assessed value of homestead real property for ad valorem tax purposes to the lower of (A) three percent (3%) of the assessed value for the prior year; or (B) the percentage change in the Consumer Price Index for the preceding calendar year. In addition, no such assessed value shall exceed "just value" and such just value shall be reassessed (notwithstanding the 3% cap) as of January 1 of the year following a change of ownership of the assessed real property.

The Florida legislature has passed a number of mandates which limit or place requirements on local governments without providing the local governments with compensating changes in their fiscal resources. The Florida legislature enacted a comprehensive growth management act which forces local governments to establish and implement comprehensive planning programs to guide and control future development. This legislation prohibits public or private development that does not conform to the locality's comprehensive plan. Local governments may face greater requirements for services and capital expenditures than they had previously experienced if their locality experiences increased growth or development. The burden for funding these potential services and capital expenditures which has been left to the local governments may be quite large.

Florida has grown dramatically since 1980 and as of April 1, 2001 Florida ranked fourth nationally with an estimated population of 16.62 million. The State's population is expected to grow by 299,000 (1.8%) in the fiscal year ending June 30, 2003. Population growth provides stimulus to the State's economic expansion. As of 2000, real property values exceed $1 trillion.


Florida's unemployment rate was 5.3% in December 2002 slightly lower than the year earlier rate of 6.0%. Because the State has an older and proportionately greater retirement age population, property income (dividends, interest and rent) and transfer payments (social security and pension benefits, among other sources of income) are major sources of income.

Tourism is one of Florida's most important industries. According to Visit Florida, the direct support organization for the Florida Commission on Tourism, about 62.3 million people visited the State in 2001 down slightly from the revised 2000 figure of 64.7 million. According to the Florida Statistical Abstract, (University of Florida, Bureau of Economic and Business Research,
2002) during the 2001-02 fiscal year, the State licensed 4,737 hotels and motels with 392,2763 total units. During the same period, 39,431 food service establishments were licensed, with seating capacity of 3,349,806. Visitors to the State's public parks and recreation areas totaled 17,734,774 for the 2001-02 fiscal year, an 2.3% decrease from the prior year.

Florida's location lends itself to international trade and travel. The State's international merchandise trade (imports and exports) $70.96 billion in 2001. The State's exports declined by 3.8% and imports by 3.9% in 2001, while the nation's exports declined by 6.3% and imports by 6.2% during the same period. The State's top five exports for 2001 were machinery, electrical machinery, optical and medical instruments, motor vehicles and knit apparel, and the top five imports were motor vehicles, apparel, aircraft and spacecraft, electrical machinery and mineral fuel and oil. The State's top trading partners in 2001 were Brazil, the Dominican Republic, Japan, Honduras and Venezuela.

Transportation of goods and passengers is facilitated by Florida's integrated transportation system. The State has 116,442 miles of roads, 13 freight railroads with 2,887 miles of track, and AMTRAK passenger train service. There are 23 fixed route transit systems and 828 aviation facilities, of which 131 are available for public use; 20 provide scheduled commercial service and 13 provide international service. Florida also has 14 deep-water ports, 9 major shallow water ports, and 4 significant river ports, many of which are interconnected by the State's inland waterway system.

The payment on most Florida municipal instruments held by the Florida Intermediate Tax-Exempt Fund will depend upon the issuer's ability to meet its obligations. If the State or any of its political subdivisions were to suffer serious financial difficulties jeopardizing their ability to pay their obligations, the marketability of obligations issued by the State or localities within the State, and the value of the Florida Intermediate Tax-Exempt Funds portfolio, could be adversely affected.

ARIZONA MUNICIPAL INSTRUMENTS


Under its Constitution, the State of Arizona is not permitted to issue general obligation bonds secured by the State's full faith and credit. However, agencies and instrumentalities of the State are authorized under specified circumstances to issue bonds secured by revenues. The State enters into certain lease transactions that are subject to annual review at its option. Local governmental units in the State are also authorized to incur indebtedness. The major source of financing for such local government indebtedness is an ad valorem property tax. In addition, to finance public projects, local governments may issue revenue bonds to be paid from the revenues of an enterprise or the proceeds of an excise tax, or from assessment bonds payable from special assessments. Arizona local governments have also financed public projects through leases that are subject to annual appropriation at the option of the local government.

There are periodic attempts in the form of voter initiatives and legislative proposals to further limit the amount of annual increases in taxes that can be levied by the various taxing jurisdictions without voter approval. It is possible that if such a proposal were enacted, there would be an adverse impact on State or local government financing. It is not possible to predict whether any such proposals will be enacted in the future or what would be their possible impact on State or local government financing.

The tragic events of September 11, 2001 were followed by a nationwide economic downturn that was felt in Arizona. Although a recovery of the Arizona economy may occur during the current year, it is unlikely there will be a return to the optimism and prosperity of the late 1990s.

The State's diversified economic base is not dependent on any single industry. Principal economic sectors include services, manufacturing, mining, tourism and the military. Agriculture, at one time a major sector, plays a much smaller role in the economy. High tech industries include electronics, instruments, aircraft, space vehicles and communications. The Phoenix area has a large presence of electronics and semiconductor manufacturers. Tucson, sometimes referred to as Optics Valley for its strong optics cluster of entrepreneurial companies, also has a concentration in aerospace.

The State is required by law to maintain a balanced budget. Based on data compiled by the Joint Legislative Budget Committee, there was a revenue shortfall for Fiscal Year 2003 and there is expected to be a revenue shortfall of Fiscal Year 2004. To deal with these problems, the Governor has not suggested tax increases. Rather, as stated in her budget message of January 2003, the Governor intends to preserve the core functions of State government, apply spending reductions with specificity, and leave untouched public universities and community colleges as well as programs and services that directly benefit children. The Governor pledged to make appropriate use of accepted cost-shifting methods to address immediate needs until the current period of fiscal stress has passed and to take full advantage of available federal funds.

OTHER INFORMATION ON CALIFORNIA, FLORIDA AND ARIZONA MUNICIPAL INSTRUMENTS

         The Investment Adviser believes that it is likely that sufficient California, Florida and Arizona municipal instruments and certain specified Federal obligations should be available to satisfy the respective investment objectives, policies and limitations of the Arizona Tax-Exempt, California Intermediate Tax-Exempt, California Tax-Exempt, Florida Intermediate Tax-Exempt and California Municipal Money Market Funds. If the Trust's Board of Trustees, after consultation with the Investment Adviser, should for any reason determine that it is impracticable to satisfy a Fund's investment objective, policies and limitations because of the unavailability of suitable investments, the Board would re-evaluate the particular Fund's investment objective and policies and consider changes in its structure and name or possible dissolution.

INVESTMENT RESTRICTIONS

         Each Fund is subject to the fundamental investment restrictions enumerated below which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding shares.

No Fund may:

(1) Make loans, except through (a) the purchase of debt obligations in accordance with the Fund's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, (c) loans of securities, and (d) loans to affiliates of the Fund to the extent permitted by law.

(2) Purchase or sell real estate or real estate limited partnerships, but this restriction shall not prevent a Fund from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of real estate investment trusts or other issuers that deal in real estate.

(3) Invest in commodities or commodity contracts, except that each Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

(4)  Invest in companies for the purpose of exercising control.

(5) Act as underwriter of securities, except as a Fund may be deemed to be an underwriter under the Securities Act of 1933 (the "1933 Act") in connection with the purchase and sale of portfolio instruments in accordance with its investment objective and portfolio management policies.

(6) Purchase securities (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations) if, except for the Technology Fund, such purchase would cause 25% or more in the aggregate of the market value of the total assets of a Fund to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that with respect to each Money Market Fund there is no limitation, and each Money Market Fund reserves freedom of action, when otherwise consistent with its investment policies, to concentrate its investments in obligations (other than commercial paper) issued or guaranteed by U.S. banks (including foreign branches of U.S. banks) and U.S. branches of foreign banks and repurchase agreements and securities loans collateralized by such bank obligations. For the purposes of this restriction, state and municipal governments and their agencies and authorities are not deemed to be industries; as to utility companies, the gas, electric, water and telephone businesses are considered separate industries; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents. The Technology Fund may not, except during temporary defensive periods, purchase the securities of any issuer, if, as a result of such purchase, less than 25% of the assets of the Technology Fund would be invested in the securities of issuers principally engaged in technology business activities.

(7) Borrow money, except that to the extent permitted by applicable law (a) a Fund may borrow from banks, other affiliated investment companies and other persons, and may engage in reverse repurchase agreements and other transactions which involve borrowings, in amounts up to 33 1/3% of its total assets (including the amount borrowed) or such other percentage permitted by law, (b) a Fund may borrow up to an additional 5% of its total assets for temporary purposes, (c) a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and (d) a Fund may purchase securities on margin. If due to market fluctuations or other reasons a Fund's borrowings exceed the limitations stated above, the Trust will promptly reduce the borrowings of a Fund in accordance with the 1940 Act. In addition, as a matter of fundamental policy, a Fund will not issue senior securities to the extent such issuance would violate applicable law.

(8) Make any investment inconsistent with the Fund's classification as a diversified company under the 1940 Act. This restriction does not, however, apply to any Fund classified as a non-diversified company under the 1940 Act.

(9) Notwithstanding any of a Fund's other fundamental investment restrictions (including, without limitation, those restrictions relating to issuer diversification, industry concentration and control), each Fund may: (a) purchase securities of other investment companies to the full extent permitted under Section 12 or any other provision of the 1940 Act (or any successor provision thereto) or under any regulation or order of the SEC; and (b) invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policies and fundamental restrictions as the Fund.

         For the purposes of Investment Restrictions Nos. 1 and 7 above, the Funds expect that they would be required to file an exemptive application with the SEC and receive the SEC's approval of that application prior to entering into lending or borrowing arrangements with affiliates. As of the date of this Additional Statement, the Funds had not filed such an application.

         In applying Restriction No. 8 above, a security is considered to be issued by the entity or entities whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by a Fund does not exceed 10% of the value of the Fund's assets.

         Also, as a matter of fundamental policy, changeable only with the approval of the holders of a majority of the outstanding shares of the Fund involved, at least 80% of the net assets of the Funds plus the amount of borrowings for investment purposes ("net assets") measured at the time of purchase of each Tax-Exempt and Municipal Fund will be invested in debt instruments, the interest on which is, in the opinion of bond counsel or counsel for issuers, exempt from regular Federal income tax, except in extraordinary circumstances such as when the Investment Adviser believes that market conditions indicate that the Funds should adopt a temporary defensive posture by holding uninvested cash or investing in taxable securities. Investments in such debt instruments may be direct or indirect (for example, through investments in other investment companies or pools). Interest earned on "private activity bonds" that is treated as an item of tax preference under the Federal alternative minimum tax will be deemed by a Municipal Fund, but will not be deemed by a Tax-Exempt Fund, to be exempt from regular Federal income tax for purposes of determining whether the Municipal and Tax-Exempt Funds meet this fundamental policy.

         In addition, as a matter of fundamental policy, changeable only with the approval of holders of a majority of the outstanding shares of the Fund involved, each of the California Intermediate Tax-Exempt Fund, California Tax-Exempt Fund and the California Municipal Money Market Fund will invest, under normal circumstances, at least 80% of its net assets, measured at the time of purchase, in investments the income from which is exempt from California state personal income tax.

         Further, as a matter of fundamental policy, changeable only with the approval of holders of a majority of the outstanding shares of the Fund, the Arizona Tax-Exempt Fund will invest, under normal circumstances, at least 80% of its net assets, measured at the time of purchase, in investments the income from which is exempt from Arizona state personal income tax.

         Further, as a matter of fundamental policy, changeable only with the approval of holders of a majority of the outstanding shares of the Fund, under normal circumstances, the Florida Intermediate Tax-Exempt Fund will invest at least 80% of its net assets, measured at the time of purchase, in investments that are exempt from the Florida intangibles tax.

         As a non-fundamental investment restriction that can be changed without shareholder approval, except to the extent permitted by the Internal Revenue Code, the Arizona Tax-Exempt, California Intermediate Tax-Exempt,California Tax-Exempt Fund, Florida Intermediate Tax-Exempt and Global Fixed Income Funds may not hold, at the end of any tax quarter, more than 10% of the outstanding voting securities of any one issuer, except that up to 50% of the total value of the assets of each Fund may be invested in any securities without regard to this 10% limitation so long as no more than 25% of the total value of its assets is invested in the securities of any one issuer. Also, as a non-fundamental investment restriction, except to the extent permitted by the Internal

Revenue Code, these Funds may not hold any securities that would cause, at the end of any tax quarter, more than 5% of their respective total assets to be invested in the securities of any one issuer, except that up to 50% of the respective Fund's total assets may be invested without regard to this limitation so long as no more than 25% of the Fund's total assets are invested in any one issuer. These restrictions do not apply to securities of the U.S. government, its agencies, instrumentalities and sponsored enterprises and regulated investment companies.

         Except as otherwise provided in Investment Restriction No. 6, for the purpose of such restriction in determining industry classification, the Trust may use any one or more of the following: the Bloomberg Industry Group Classification, Standard & Poors, J.J. Kenny Municipal Purpose Codes, FT Interactive Industrial Codes, Securities Industry Classification Codes or the Global Industry Classification Standard (except that the International Growth Equity Fund will use the Morgan Stanley Capital International Industry classification titles). For the purpose of determining the percentage of a Fund's total assets invested in securities of issuers having their principal business activities in a particular industry, an asset-backed security will be classified separately based on the nature of the underlying assets. With respect to the Technology Fund, the Trust intends to consider an issuer to be principally engaged in technology business activities if such issuer is classified as such in the Bloomberg Industry Group Classification or is listed in the Morgan Stanley Index or other comparable technology index. In addition, the Trust considers companies engaged in businesses related to the following products and services to be engaged in technology business activities: industrial and business machines; communications; computers, software, and peripheral products; electronics; electronic media; internet; television and video equipment and services; and satellite technology and equipment.

         The California Municipal Money Market, Money Market, Municipal Money Market, U.S. Government Money Market and U.S. Government Select Money Market Funds intend, as a non-fundamental policy, to diversify their investments in accordance with current SEC regulations. Investments in the securities of any single issuer (excluding cash, cash items, certain repurchase agreements, U.S. government securities and securities of other investment companies) will be limited to not more than 5% of the value of a Fund's total assets at the time of purchase, except that: (a) 25% of the total assets of the California Municipal Money Market Fund may be invested in fewer than five issuers; and (b) 25% of the value of the total assets of the other Money Market Funds may be invested in the securities of any one issuer for a period of up to three Business Days. A security that has an unconditional guarantee meeting special SEC requirements (a "Guarantee") does not need to satisfy the foregoing issuer diversification requirements that would otherwise apply, but the Guarantee is instead subject to the following diversification requirements: immediately after the acquisition of the security, a Money Market Fund may not have invested more than 10% of its total assets in securities issued by or subject to Guarantees from the same person, except that a Fund may, subject to certain conditions, invest up to 25% of its total assets in securities issued or subject to Guarantees of the same person. This percentage is 100% if the Guarantee is issued by the U.S. government or an agency thereof. In addition, the California Municipal Money Market and Municipal Money Market Funds will limit their investments in certain conduit securities that are not rated in the highest short-term rating category as determined by two NRSROs (or one NRSRO if the security is rated by only one NRSRO) or, if unrated, are not of comparable quality to First Tier Securities ("Second Tier Securities") to 5% of their total assets, with investments in any one such issuer being limited to no more than 1% of a Fund's total assets or $1 million, whichever is greater, measured at the time of purchase. Conduit securities subject to this limitation are municipal instruments that are not subject to a Guarantee and involve an arrangement whereunder a person, other than a municipal issuer, provides for or secures repayment of the security and are not: (i) fully and unconditionally guaranteed by a municipal issuer; or (ii) payable from the general revenues of the municipal issuer or other municipal issuers; or (iii) related to a project owned and operated by a municipal issuer; or (iv) related to a facility leased to and under the control of an industrial or commercial enterprise that is part of a public project which, as a whole, is owned and under the control of a municipal issuer. The Money Market, U.S. Government and U.S. Government Select Money Market Funds will limit their investments in all Second Tier Securities (that are not subject to a Guarantee) in accordance with the foregoing percentage limitations.

         In addition to the foregoing, each Money Market Fund is subject to additional diversification requirements imposed by SEC regulations on the acquisition of securities subject to other types of demand features and puts whereunder a Fund has the right to sell the securities to third parties.

         Any Investment Restriction which involves a maximum percentage (other than the restriction set forth above in Investment Restriction No. 7) will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of a Fund. The 1940 Act requires that if the asset coverage for borrowings at any time falls below the limits described in Investment Restriction No. 7, the Fund will, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the net asset coverage of such borrowings shall conform to such limits.

         Although the foregoing Investment Restrictions would permit the Money Market Funds to acquire options, enter into forward currency contracts and engage in short sales and interest rate and currency swaps, they are not currently permitted to engage in these transactions under SEC regulations.

                          ADDITIONAL TRUST INFORMATION

TRUSTEES AND OFFICERS

         The business and affairs of the Trust and each Fund are managed under the direction of the Trust's Board of Trustees. Information pertaining to the Trustees and officers of the Trust is set forth below.

NON-INTERESTED TRUSTEES: *

                                          TERM OF
                                        OFFICE AND
                          POSITION(S)    LENGTH OF
                           HELD WITH       TIME
NAME, ADDRESS AND AGE**      TRUST       SERVED***   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-----------------------   -----------   ----------   ----------------------------------------------
Richard G. Cline          Chairman      Since 2000   Chairman and Director, Hawthorne Investors, Inc. (a management
Age: 68                   of Board of                advisory services and private investment company) since 1996; Managing
                          Trustees                   Partner, Hawthorne Investments, L.L.C. (a management advisory services and private investment company) since 2001; Chairman and Director of
                                                     Hussmann International, Inc. (a refrigeration company) from 1998 to
                                                     2000; Chairman, President and CEO of NICOR Inc. (a diversified public utility holding company) from 1985 to 1995, and President from 1992 to
                                                     1993; Chairman, Federal Reserve Bank of Chicago from 1992 through
                                                     1994; and Deputy Chairman in 1991 and 1995. Trustee: Northern Mutual
                                                     Fund Complex (registered investment companies).

                          NUMBER OF
                           FUNDS IN
                          NORTHERN
                            FUNDS
                           COMPLEX
                          OVERSEEN BY                   OTHER DIRECTORSHIPS HELD
NAME, ADDRESS AND AGE**   TRUSTEE****                        BY TRUSTEE*****
-----------------------   -----------   --------------------------------------------------------
Richard G. Cline              53        Director: PepsiAmericas (a soft drink bottling company);
Age: 68                                 Ryerson Tull, Inc. (a metals distribution company).

* Trustees who are not deemed to be "interested persons" of the Trust as defined in the 1940 Act are referred to as "non-interested Trustees." Trustees who are deemed to be "interested persons" of the Trust are referred to as "interested Trustees."

** Each Trustee may be contacted by writing to the Trustee, c/o Lloyd Wennlund, The Northern Trust Company, 50 South LaSalle Street, Chicago, IL 60675.

*** Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year of the Trust in which he or she attains the age of 72 years.

**** The Northern Mutual Fund Complex consists of Northern Institutional Funds and Northern Funds. As of July 31, 2003, Northern Institutional Funds consisted of 23 portfolios and Northern Funds, including the Funds described in this Additional Statement, consisted of 30 portfolios.

***** This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

                                         TERM OF
                                        OFFICE AND
                          POSITION(S)   LENGTH OF
NAME, ADDRESS AND          HELD WITH      TIME
AGE**                        TRUST      SERVED***    PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-----------------         -----------   ----------   -----------------------------------------------
Edward J. Condon, Jr.       Trustee     Since 2000   Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser)
Age: 63                                              since 1993; Principal and Co-Founder of Paradigm Capital since 1993;
                                                     Senior Partner of NewEllis Ventures since 2001; Member of Advisory
                                                     Board of Real-Time USA, Inc. (a software development company);
                                                     Member of the Board of Managers of The Liberty Hampshire Company,
                                                     LLC (a receivable securitization company). Director: University
                                                     Eldercare, Inc. (an Alzheimer's disease research and treatment company); Financial Pacific Company (a small business leasing
                                                     company).Trustee: Northern Mutual Fund Complex  (registered investment companies); Trustee: Dominican University.

William J. Dolan, Jr.       Trustee     Since 1994   Partner of Arthur Andersen & Co. S.C. (an accounting firm) from 1966
Age: 71                                              to 1989. Financial Consultant, Ernst & Young LLP (an accounting firm) from 1992 to 1993 and 1997. Trustee: Northern Mutual Fund
                                                     Complex  (registered investment companies).

Sharon Gist Gilliam         Trustee     Since 2001   Executive Vice President, Unison-Maximus, Inc. (aviation and
Age: 59                                              governmental consulting). Director: Town and Country Utilities,
                                                     Inc.; Unison Consulting Group, Inc. until May 1999. Trustee:
                                                     Northern Mutual Fund Complex (registered investment companies).

Sandra Polk Guthman         Trustee     Since 2000   President and CEO of Polk Bros. Foundation (an Illinois
Age: 59                                              not-for-profit corporation) from 1993 to present. Trustee: Northern
                                                     Mutual Fund Complex (registered investment companies).

Richard P. Strubel          Trustee     Since 2000   President, Chief Operating Officer and Director of Unext Inc. (a
Age: 63                                              provider of educational services via the Internet) since 1999;
                                                     Managing Director of Tandem Partners, Inc. (a privately held management services firm) until 1999. Director: Cantilever
                                                     Technologies (a private software company) since 1999. Trustee: The
                                                     University of Chicago since 1987; Trustee: Northern Mutual Fund
                                                     Complex (registered investment companies).

                           NUMBER OF
                           FUNDS IN
                           NORTHERN
                            FUNDS
                           COMPLEX
NAME, ADDRESS AND         OVERSEEN BY   OTHER DIRECTORSHIPS
AGE**                     TRUSTEE****   HELD BY TRUSTEE*****
-----------------         -----------   --------------------
Edward J. Condon, Jr.         53        None
Age: 63

William J. Dolan, Jr.         53        None
Age: 71

Sharon Gist Gilliam           53        None
Age: 59

Sandra Polk Guthman           53        Director: MBIA of Illinois (a municipal bond insurance
Age: 59                                 company) 1999-2000.

Richard P. Strubel            53        Director: Gildan Activewear, Inc. (an athletic clothing
Age: 63                                 marketing and manufacturing company); Trustee: Goldman
                                        Sachs Mutual Fund Complex (61 portfolios).

INTERESTED TRUSTEES: *

                                          TERM OF
                                        OFFICE AND
                          POSITION(S)    LENGTH OF
NAME, ADDRESS AND          HELD WITH       TIME
AGE**                        TRUST       SERVED***   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-----------------         -----------   -----------  ----------------------------------------------
Michael E. Murphy(1)        Trustee     Since 1998   President of Sara Lee Foundation (philanthropic organization) from
Age: 66                                              1997 to 2001; Vice Chairman and Chief Administrative Officer of
                                                     Sara Lee Corporation (a consumer product company) from 1994 to
                                                     1997. Trustee: Northern Mutual Fund Complex (registered investment companies).

Mary Jacobs Skinner,        Trustee     Since 1998   Partner in the law firm of Sidley Austin Brown & Wood. Trustee:
Esq.(2)                                              Northern Mutual Fund Complex (registered investment companies).
Age: 45

Stephen Timbers(3)          Trustee     Since 2000   Director, President and Chief Executive Officer of Northern Trust
Age: 58                                              Investments, N.A. (formerly known and conducting business as Northern
                                                     Trust Investments, Inc.) since 2001; President of Northern Trust
                                                     Global Investments, a division of Northern Trust  Corporation and
                                                     Executive Vice President, The Northern Trust Company since 1998;
                                                     President, Chief Executive Officer and Director of Zurich Kemper
                                                     Investments (a financial services company) from 1996 to 1998;
                                                     President, Chief Operating Officer and Director of Kemper Corporation
                                                     (a financial services company) from 1992 to 1996; President and
                                                     Director of Kemper Funds (a registered investment company) from 1990 to 1998. Trustee: Northern Mutual Fund Complex (registered investment companies).

                           NUMBER OF
                           FUNDS IN
                           NORTHERN
                             FUNDS
                            COMPLEX
NAME, ADDRESS AND         OVERSEEN BY                    OTHER DIRECTORSHIPS HELD
AGE**                     TRUSTEE****                         BY TRUSTEE*****
-----------------         -----------   ----------------------------------------------------------
Michael E. Murphy(1)          53        Director: Coach, Inc.; Payless Shoe Source, Inc. (a retail
Age: 66                                 shoe store business); GATX Corporation (a railroad
                                        holding company); Bassett Furniture Industries,
                                        Inc. (a furniture manufacturer).

Mary Jacobs Skinner,          53        None
Esq.(2)
Age: 45

Stephen Timbers(3)            53        Director: USFreightways Corporation.
Age: 58

(1) Mr. Murphy is deemed to be an "interested" Trustee because he owns shares of Northern Trust Corporation.

(2) Ms. Skinner is deemed to be an "interested" Trustee because her law firm provides legal services to Northern Trust Corporation and its affiliates.

(3) Mr. Timbers is deemed to be an "interested" Trustee because he is an officer, director, employee and shareholder of Northern Trust Corporation and/or its affiliates.

OFFICERS OF THE TRUST:

                                                TERM OF
                               POSITION(S)     OFFICE AND
                                HELD WITH    LENGTH OF TIME
NAME, ADDRESS AND AGE             TRUST         SERVED*           PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
---------------------          -----------   --------------       -----------------------------------------------
Lloyd A. Wennlund               President      Since 2000     Senior Vice President and Director of Northern Trust
50 South LaSalle Street                                       Investments, N.A. (formerly known and conducting business
Chicago, IL 60675                                             as Northern Trust Investments, Inc.) since 2001; Senior Vice
Age: 45                                                       President and other positions at The Northern Trust
                                                              Company, President of Northern Trust Securities, Inc., and
                                                              Managing Executive, Mutual Funds for Northern Trust Global
                                                              Investments since 1989.

Eric K. Schweitzer                Vice         Since 2000     Senior Vice President at Northern Trust Investments, N.A.
50 South LaSalle Street         President                     (formerly known and conducting business as Northern Trust
Chicago, IL 60675                                             Investments, Inc.) since 2001 and Senior Vice President at The
Age: 42                                                       Northern Trust Company and the Director of Distribution,
                                                              Product Management and Client Services in the Mutual
                                                              Fund Group of Northern Trust Global Investments since
                                                              2000; Managing Director of Mutual Funds for US Bancorp
                                                              from 1997 to 2000.

Brian Ovaert                    Treasurer      Since 2002     Senior Vice President and Department Head at The Northern
50 South LaSalle Street                                       Trust Company overseeing Fund Accounting, Transfer Agent
Chicago, IL 60675                                             and Fund Administration functions, Division Manager of
Age: 41                                                       Fund Accounting, 1992-1998, Audit Manager at Arthur
                                                              Andersen LLP (an accounting firm) prior thereto.

Brian R. Curran                   Vice         Since 1999     Vice President and Director of Fund Administration at PFPC
4400 Computer Drive             President                     Inc. since 1997; Director of Fund Administration at State
Westborough, MA 01581                                         Street Bank & Trust Company from February 1997 to October
Age: 35                                                       1997; Senior Auditor at Price Waterhouse LLP (an
                                                              accounting firm) prior thereto.

Stuart Schuldt                  Assistant      Since 2002     Senior Vice President, Fund Administration and Fund
50 South LaSalle Street         Treasurer                     Accounting, The Northern Trust Company; Vice President,
Chicago, IL 60675                                             Fund Accounting, Scudder Kemper (a mutual fund company),
Age: 41                                                       from 1993 to 1998; Audit Manager, Arthur Andersen & Co.,
                                                              (an accounting firm) prior thereto.

Jeffrey A. Dalke, Esq.          Secretary      Since 1994     Partner in the law firm of Drinker Biddle & Reath LLP.
One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103-6996
Age: 52

Linda J. Hoard, Esq.            Assistant      Since 1999     Vice President at PFPC Inc. since 1998; Attorney
4400 Computer Drive             Secretary                     Consultant for Fidelity Management & Research (a financial
Westborough, MA 01581                                         service company), Investors Bank & Trust Company (a
Age: 55                                                       financial service provider) and FDISG prior thereto.

Lori V. Russell                 Assistant      Since 2003     Associate Counsel at PFPC Inc. since 2002; Associate
4400 Computer Drive             Secretary                     Counsel at Investors Bank & Trust Company, a financial
Westborough, MA 01581                                         service provider (2001-2002); Manager in the Regulatory
Age:31                                                        Administration Department of PFPC Inc. (2000-2001) and
                                                              Senior Regulatory Administrator (1998-2000).

James Grassi                    Assistant      Since 2003     Senior Attorney at The Northern Trust Company since 1994.
50 South LaSalle Street         Secretary
Chicago, IL 60675
Age: 47

* Officers hold office at the pleasure of the Board of Trustees until the next annual meeting of the Trust or until their successors are duly elected and qualified, or until they die, resign, are removed or become disqualified.

         Certain of the Trustees and officers and the organizations with which they are associated have had in the past, and may have in the future, transactions with Northern Trust Corporation, PFPC Inc. ("PFPC"), Northern Funds Distributors, LLC and their respective affiliates. The Trust has been advised by such Trustees and officers that all such transactions have been and are expected to be in the ordinary course of business and the terms of such transactions, including all loans and loan commitments by such persons, have been and are expected to be substantially the same as the prevailing terms for comparable transactions for other customers. As a result of the responsibilities assumed by the Trust's service providers, the Trust itself requires no employees.

         Each officer holds comparable positions with Northern Institutional Funds and certain officers hold comparable positions with certain other investment companies of which Northern Trust Corporation, PFPC or an affiliate thereof is the investment adviser, custodian, transfer agent, administrator and/or distributor.

         STANDING BOARD COMMITTEES. The Board of Trustees has established three standing committees in connection with their governance of the Funds-Audit, Committee on Trustees and Valuation.

         The Audit Committee consists of four members: Messrs. Condon (Chairman), Strubel and Dolan and Ms. Gilliam. The functions performed by the Audit Committee include, among other things, acting as the principal liaison between the Board and the Trust's independent auditors, making recommendations to the Board regarding the auditor's engagement and compensation, ensuring receipt from the independent accountants of a formal written statement delineating relationships between the independent accountants and the Trust. The Audit Committee convenes at least four times each year to meet with the independent auditors to review the scope and results of the audit and to discuss other non-audit matters as requested by the Trust's Chairman, the Committee Chairman or the auditors. During the fiscal year ended March 31, 2003, the Audit Committee convened six times.

         The Committee on Trustees consists of three members: Ms. Guthman (Chairperson) and Messers. Dolan and Strubel. The functions performed by the Committee on Trustees include selecting and nominating candidates to serve as non-interested Trustees, reviewing and making recommendations regarding Trustee compensation, and developing policies regarding Trustee education. During the fiscal year ended March 31, 2003, the Committee on Trustees convened two times. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Committee on Trustees will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Funds' Prospectuses and should be directed to the attention of Northern Funds Committee on Trustees.

         The Valuation Committee consists of three members: Messrs. Murphy (Chairman) and Timbers and Ms. Skinner. The Valuation Committee is authorized to act for the Board in connection with the valuation of portfolio securities of the Trust's non-money market Funds in accordance with the Trust's valuation procedures. During the fiscal year ended March 31, 2003, the Valuation Committee convened one time.

         TRUSTEE OWNERSHIP OF FUND SHARES. The following table shows the dollar range of shares of the Funds owned by each Trustee in the Funds and other portfolios of the Northern Funds and Northern Institutional Funds.

                       INFORMATION AS OF DECEMBER 31, 2002

                                                                                      AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                   SECURITIES IN ALL REGISTERED INVESTMENT
                                                                                   COMPANIES OVERSEEN BY TRUSTEE IN FAMILY
NAME OF TRUSTEE                DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND               OF INVESTMENT COMPANIES *
---------------                ----------------------------------------------      ---------------------------------------
Richard G. Cline            Mid Cap Growth Fund - $50,001 - $100,000                              Over $100,000
                            Technology Fund - $10,001 - $50,000
                            Money Market Fund - Over $100,000
                            U.S. Government Money Market Fund - Over $100,000

Edward J. Condon, Jr.       Large Cap Value Fund - $10,001 - $50,000                              Over $100,000
                            Select Equity Fund - $50,001 - $100,000
                            Small Cap Growth Fund - $10,001 - $50,000
                            Small Cap Value Fund - $10,001 - $50,000
                            Technology Fund - $10,001 - $50,000

William J. Dolan, Jr.       Mid Cap Growth Fund - $10,001 - $50,000                              $10,001-$50,000
                            Small Cap Growth Fund - $1 - $10,000
                            Technology Fund - $1 - $10,000

Sharon Gist Gilliam                                 None                                               None

Sandra Polk Guthman         Income Equity Fund - $10,001 - $50,000                               $50,001-$100,000
                            Select Equity Fund - $10,001 - $50,000
                            Money Market Fund - $10,001 - $50,000

Michael E. Murphy           Growth Equity Fund - Over $100,000                                    Over $100,000
                            Select Equity Fund - Over $100,000
                            Small Cap Value Fund - Over $100,000

Mary Jacobs Skinner         Growth Equity Fund - $10,001 - $50,000                                Over $100,000
                            Growth Opportunities Fund - $10,001 - $50,000
                            Mid Cap Growth Fund - $10,001 - $50,000
                            Select Equity Fund - $10,001 - $50,000
                            Small Cap Value Fund - $10,001 - $50,000
                            Technology Fund - $1 - $10,000

Richard P. Strubel                                  None                                               None

Stephen B. Timbers          Global Communications Fund - $10,001 - $50,000                        Over $100,000
                            Growth Equity Fund - Over - $100,000
                            Growth Opportunities Fund - Over $100,000
                            International Growth Equity Fund - Over $100,000
                            Large Cap Value Fund - Over $100,000

                            Mid Cap Growth Fund - Over $100,000
                            Select Equity Fund - Over $100,000
                            Small Cap Growth Fund - Over $100,000
                            Stock Index Fund - Over $100,000
                            Technology Fund - Over $100,000
                            High Yield Fixed Income Fund - Over $100,000
                            High Yield Municipal Fund - Over $100,000
                            Tax-Exempt Fund - Over $100,000
                            Money Market Fund - $1 - $10,000

* The Northern Mutual Fund Complex consists of Northern Institutional Funds and Northern Funds. As of December 31, 2002, Northern Institutional Funds consisted of 22 portfolios and Northern Funds, including the Funds described in this Additional Statement, consisted of 32 portfolios. A new portfolio was added to the Northern Institutional Funds in July 2003. On June 20, 2003, the International Select Equity Fund was reorganized into the International Growth Equity Fund and the Global Communications Fund was reorganized into the Technology Fund.

         TRUSTEE AND OFFICER COMPENSATION. Each Trustee, except Mr. Timbers, earns an annual retainer of $30,000 and an additional fee of $1,500 for each meeting attended, plus reimbursement of expenses incurred as a Trustee. The Chairman of the Board earns an additional annual retainer of $10,000. Each Committee member earns an additional fee of $1,500 and each Committee Chairman earns an additional fee of $2,000.

         The following tables set forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended March 31, 2003.

                              GROWTH        GROWTH                     INTERNATIONAL
                              EQUITY     OPPORTUNITIES  INCOME EQUITY  GROWTH EQUITY  LARGE CAP VALUE  MID CAP GROWTH  SELECT EQUITY
                               FUND          FUND            FUND          FUND            FUND             FUND            FUND
------------------------------------------------------------------------------------------------------------------------------------
Stephen Timbers            $          0  $           0  $           0  $           0  $             0  $            0  $           0
Richard G. Cline                  1,380            460            460            460              460             460            460
Edward J. Condon, Jr.             1,230            410            410            410              410             410            410
Sharon Gist Gilliam               1,170            390            390            390              390             390            390
Sandra Polk Guthman               1,230            410            410            410              410             410            410
Richard P. Strubel                1,170            390            390            390              390             390            390
William J. Dolan, Jr.               917            306            306            306              306             306            306
Raymond E. George, Jr. (1)          889            296            296            296              296             296            296
Michael E. Murphy                 1,125            375            375            375              375             375            375
Mary Jacobs Skinner               1,029            343            343            343              343             343            343

                            SMALL CAP      SMALL CAP      SMALL CAP                                                       ARIZONA
                             GROWTH          INDEX          VALUE       STOCK INDEX     TECHNOLOGY          VALUE        TAX-EXEMPT
                              FUND           FUND           FUND           FUND            FUND             FUND            FUND
------------------------------------------------------------------------------------------------------------------------------------
Stephen Timbers            $          0  $           0  $           0  $           0  $             0  $            0  $           0
Richard G. Cline                    460            460            460            920              920             460            460
Edward J. Condon, Jr.               410            410            410            820              820             410            410
Sharon Gist Gilliam                 390            390            390            780              780             390            390
Sandra Polk Guthman                 410            410            410            820              820             410            410
Richard P. Strubel                  390            390            390            780              780             390            390
William J. Dolan, Jr.               306            306            306            611              611             306            306
Raymond E. George, Jr. (1)          296            296            296            593              593             296            296
Michael E. Murphy                   375            375            375            750              750             375            375
Mary Jacobs Skinner                 343            343            343            686              686             343            343

                            CALIFORNIA                                   FLORIDA
                           INTERMEDIATE   CALIFORNIA                   INTERMEDIATE       GLOBAL         HIGH YIELD     HIGH YIELD
                            TAX-EXEMPT    TAX-EXEMPT    FIXED INCOME    TAX-EXEMPT     FIXED INCOME     FIXED INCOME     MUNICIPAL
                               FUND         FUND            FUND           FUND            FUND             FUND           FUND
------------------------------------------------------------------------------------------------------------------------------------
Stephen Timbers            $          0  $           0  $           0  $           0  $             0  $            0  $           0
Richard G. Cline                    460            460          1,380            460              460             460            460
Edward J. Condon, Jr.               410            410          1,230            410              410             410            410
Sharon Gist Gilliam                 390            390          1,170            390              390             390            390
Sandra Polk Guthman                 410            410          1,230            410              410             410            410
Richard P. Strubel                  390            390          1,170            390              390             390            390
William J. Dolan, Jr.               306            306            917            306              306             306            306
Raymond E. George, Jr. (1)          296            296            889            296              296             296            296
Michael E. Murphy                   375            375          1,125            375              375             375            375
Mary Jacobs Skinner                 343            343          1,029            343              343             343            343

(1)  Mr. George served as a Trustee of the Fund Complex until December 31, 2002.

                                             SHORT-                                     CALIFORNIA
                                         INTERMEDIATE                                    MUNICIPAL
                           INTERMEDIATE      U.S.                          U.S.            MONEY                         MUNICIPAL
                            TAX-EXEMPT    GOVERNMENT     TAX-EXEMPT     GOVERNMENT         MARKET       MONEY MARKET   MONEY MARKET
                               FUND          FUND           FUND           FUND            FUND             FUND           FUND
------------------------------------------------------------------------------------------------------------------------------------
Stephen Timbers            $          0  $           0  $           0  $           0  $             0  $            0  $           0
Richard G. Cline                  1,380            460            920            460              920          17,020          8,280
Edward J. Condon, Jr.             1,230            410            820            410              820          15,170          7,380
Sharon Gist Gilliam               1,170            390            780            390              780          14,430          7,020
Sandra Polk Guthman               1,230            410            820            410              820          15,170          7,380
Richard P. Strubel                1,170            390            780            390              780          14,430          7,020
William J. Dolan, Jr.               917            306            611            306              611          11,308          5,501
Raymond E. George, Jr. (1)          889            296            593            296              593          10,961          5,333
Michael E. Murphy                 1,125            375            750            375              750          13,875          6,750
Mary Jacobs Skinner               1,029            343            686            343              686          12,696          6,176

                                              U.S.
                               U.S.       GOVERNMENT
                            GOVERNMENT      SELECT
                           MONEY MARKET  MONEY MARKET
                               FUND          FUND      TOTAL COMPENSATION FROM FUND COMPLEX (2)
-----------------------------------------------------------------------------------------------
Stephen Timbers            $          0  $           0                 $           0
Richard G. Cline                  1,380          1,840                        90,500
Edward J. Condon, Jr.             1,230          1,640                        80,500
Sharon Gist Gilliam               1,170          1,560                        76,500
Sandra Polk Guthman               1,230          1,640                        80,500
Richard P. Strubel                1,170          1,560                        76,500
William J. Dolan, Jr.               917          1,223                        59,625 (3)
Raymond E. George, Jr. (1)          889          1,185                        59,250
Michael E. Murphy                 1,125          1,500                        73,500
Mary Jacobs Skinner               1,029          1,373                        67,125 (4)

(1)  Mr. George served as a Trustee of the Fund Complex until December 31, 2002.
(2) As of December 31, 2002, the Fund Complex consists of Northern Institutional Funds (22 portfolios) and Northern Funds (32 portfolios). The Global Communications Fund was reorganized into the Technology Fund on June 20, 2003. The International Select Equity Fund was reorganized into the International Growth Equity Fund on June 20, 2003.
(3) For the fiscal year ended March 31, 2003, Mr. Dolan elected to defer $16,875 of $76,500 total compensation.
(4) For the fiscal year ended March 31, 2003, Ms. Skinner elected to defer $9,375 of $76,500 total compensation.

         The Trust does not provide pension or retirement benefits to its Trustees.

         Effective October 29, 2002, each Trustee became entitled to participate in the Northern Funds Deferred Compensation Plan ("The Plan"). Under the Plan, a Trustee may elect to have his or her deferred fees treated as if they had been invested by the Trust in the shares of the Diversified Asset Portfolio of Northern Institutional Funds and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed income instruments selected by the Trust that are "eligible securities" as defined by that rule. The amount paid to the Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees will not obligate the Trust to retain the service of any Trustee or obligate a Fund to any level of compensation to the Trustee. The Trust may invest in underlying securities without shareholder approval.

         The Trust's officers do not receive fees from the Trust for services in such capacities, although PFPC, of which certain of the Trust's officers are also officers (except Messrs. Dalke, Grassi, Ovaert, Schuldt, Schweitzer and Wennlund), receives fees from the Trust for administrative services.

         Drinker Biddle & Reath LLP, of which Mr. Dalke is a partner, receives fees from the Trust for legal services.

         Northern Trust Corporation and/or its affiliates, of which Messrs. Timbers, Grassi, Ovaert, Schuldt, Schweitzer and Wennlund are officers, receive fees from the Trust as Investment Adviser, Co-Administrator, Custodian and Transfer Agent.

CODE OF ETHICS

         The Trust, its Investment Advisers and the principal underwriter have adopted codes of ethics (the "Codes of Ethics") under Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their provisions, to invest in securities, including securities that may be purchased or held by the Trust.

INVESTMENT ADVISERS, TRANSFER AGENT AND CUSTODIAN

         Northern Trust Investments, N.A. ("NTI" or "Investment Adviser," formerly known and conducting business as Northern Trust Investments, Inc.) and Northern Trust Global Investments (Europe) Limited ("NTGIE") each a direct or indirect subsidiary of The Northern Trust Company ("TNTC"), an Illinois state chartered bank, serve jointly as the Investment Advisers of the Global Fixed Income, International Growth Equity, and Fixed Income Funds. NTI serves as the Investment Adviser of each of the other Funds. NTI and NTGIE are each referred to as "Investment Adviser." TNTC is a direct wholly-owned subsidiary of Northern Trust Corporation, a bank holding company. NTI is located at 50 South LaSalle Street, Chicago, IL 60675. NTGIE is located at 6 Devonshire Square, London, EC2A 4YE, United Kingdom. Unless otherwise indicated, NTI, TNTC and NTGIE are referred to collectively in this Additional Statement as "Northern Trust."

         TNTC is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, it administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. It is the principal subsidiary of Northern Trust Corporation, a bank holding company. NTI is an investment adviser registered under the Investment Advisers Act of 1940. It primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. NTGIE was formed in 2000 as a private company with limited liability under the laws of the United Kingdom and is authorized and regulated by the U.K Financial Services Authority and registered with the Investment Management Regulatory Organization. It is also registered as an investment adviser under the Investment Advisers Act of 1940 with respect to its U.S. clients. NTGIE primarily manages the assets of foreign and U.S. institutional clients including U.S. mutual funds.

         Northern Trust is one of the nation's leading providers of trust and investment management services. Northern Trust is one of the strongest banking organizations in the United States. Northern Trust believes it has built its organization by serving clients with integrity, a commitment to quality and personal attention. Its stated mission with respect to all its financial products and services is to achieve unrivaled client satisfaction. With respect to such clients, the Trust is designed to assist: (i) defined contribution plan sponsors and their employees by offering a range of diverse investment options to help comply with 404(c) regulation and may also provide educational material to their employees; (ii) employers who provide post-retirement Employees' Beneficiary Associations ("VEBA") and require investments that respond to the impact of Federal regulations; (iii) insurance companies with the day-to-day management of uninvested cash balances as well as with longer-term investment needs; and (iv) charitable and not-for-profit organizations, such as endowments and foundations, demanding investment management solutions that balance the requirement for sufficient current income to meet operating expenses and the need for capital appreciation to meet future investment objectives. Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors, and as of June 30, 2003, administered in various capacities approximately $1.83 trillion of assets including approximately $423 billion of assets for which Northern Trust and its affiliates had investment management responsibilities.

         Under the Advisory Agreements with the Trust, the Investment Advisers, subject to the general supervision of the Trust's Board of Trustees, make decisions with respect to and places orders for all purchases and sales of portfolio securities for each Fund and also provides certain ancillary services. The Investment Advisers are also responsible for monitoring and preserving the records required to be maintained under the regulations of the SEC (with certain exceptions unrelated to its activities for Northern Funds). In making investment recommendations for the Funds, investment advisory personnel may not inquire or take into consideration whether issuers of securities proposed for purchase or sale for the Funds' accounts are customers of TNTC's commercial banking department. These requirements are designed to prevent investment advisory personnel for the Funds from knowing which companies have commercial business with TNTC and from purchasing securities where they know the proceeds will be used to repay loans to the bank.

         The Trust's Investment Advisory and Ancillary Services Agreements with the Investment Advisers (the "Advisory Agreements") have been approved by the Board of Trustees, including the "non-interested" Trustees, and the initial shareholder of the Trust. The Advisory Agreements provide that in selecting brokers or dealers to place orders for transactions on (i) common and preferred stocks, the Investment Advisers shall use their best judgment to obtain the best overall terms available, and (ii) on bonds and other fixed income obligations, the Investment Advisers shall attempt to obtain best net price and execution. Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. In assessing the best overall terms available for any transaction, the Investment Advisers are to consider all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, the Investment Advisers may consider the brokerage and research services provided to the Funds and/or other accounts over which the Investment Advisers or an affiliate exercise investment discretion. A broker or dealer providing brokerage and/or research services may receive a higher commission than another broker or dealer would receive for the same transaction. These brokerage and research services may include but are not limited to, furnishing of advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in securities and the availability of securities or purchasers or sellers of securities. The Investment Advisers may also obtain economic statistics, forecasting services, industry and company analyses, portfolio strategies, quantitative data, market information systems, consulting services from economists and political analysts, computer software or on-line data feeds and computer hardware necessary to use the product.

         Northern Trust and its affiliates also receive products and services that provide both research and non-research benefits to them ("mixed-use items"). The research portion of mixed-use items may be paid for with soft dollars. When paying for the research portion of mixed-use items with soft dollars, Northern Trust makes a good faith allocation between the cost of the research portion and the cost of the non-research portion of the mixed-use items. Northern Trust will pay for the non-research portion of the mixed-use items with hard dollars.

         Supplemental research information so received is in addition to, and not in lieu of, services required to be performed by the Investment Advisers and does not reduce the advisory fees payable to the Investment Advisers by the Funds. The Trustees will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplemental research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

         For the fiscal years or periods indicated, the amount of commissions paid by each Fund was as follows:

                                        FISCAL YEAR ENDED   FISCAL YEAR ENDED  FISCAL YEAR ENDED
                                         MARCH 31, 2003      MARCH 31, 2002      MARCH 31, 2001
------------------------------------------------------------------------------------------------
Growth Equity Fund                          1,154,898          1,712,802              875,238
Growth Opportunities Fund (1)                 241,846            281,171               93,688
High Yield Fixed Income Fund                    7,293                  0                    0
Income Equity Fund                            183,556            350,768              134,953
International Growth Equity Fund            2,085,784          3,381,718            5,082,776
Large Cap Value Fund (2)                      752,278            698,422               85,484
Mid Cap Growth Fund                         1,398,855          2,039,212            1,907,257
Select Equity Fund                          2,143,184          1,715,545            1,194,285
Small Cap Growth Fund                       1,973,302          1,848,436            1,480,851
Small Cap Index Fund                          191,518            251,041               46,440
Small Cap Value Fund                          502,704 (3)      2,340,873 (3)          328,542
Stock Index Fund                               52,653             41,575               30,299
Technology Fund                             1,243,326          1,689,651            2,013,249
================================================================================================

(1)      The Growth Opportunities Fund commenced operations on September 26,
         2000.
(2)      The Large Cap Value Fund commenced operations on August 3, 2000.
(3) The decrease in commissions paid by the Small Cap Value Fund during the fiscal year ended March 31, 2003 when compared with those paid during the preceding fiscal year is due to a reduction in the number of shares traded and in a reduction in the average commission paid per share.

         No commissions were paid by the Funds to any "affiliated" persons (as defined in the 1940 Act) of the Funds. Transactions on U.S. stock exchanges, and increasingly equity securities traded over-the-counter, involve the payment of negotiated brokerage commissions and the cost of transactions may vary among different brokers. Over-the-counter transactions in equity securities may also involve the payment of negotiated commissions to brokers. Transactions on foreign stock exchanges involve payment for brokerage commissions, which are generally fixed by applicable regulatory bodies. Many over-the-counter issues, including corporate debt and government securities, are normally be traded on a "net" basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. With respect to over-the-counter transactions, the Investment Adviser will often deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere. The cost of foreign and domestic securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

The Trust is required to identify any securities of its "regular brokers or dealers" or their parents which the Trust acquired during its most recent fiscal year.


         During the fiscal year ended March 31, 2003, the Money Market Fund acquired or sold securities of Bear Stearns & Co., Citigroup, Inc., Credit Suisse First Boston, Inc., Goldman Sachs, Inc., Lehman Brothers, Merrill Lynch & Co., Morgan Stanley Dean Witter & Co. and UBS Securities. As of March 31, 2003, the Money Market Fund owned securities of Bear Stearns & Co., Citigroup, Inc., Credit Suisse First Boston, Inc., Goldman Sachs, Inc., Lehman Brothers, Merrill Lynch & Co., Morgan Stanley Dean Witter & Co. and UBS Securities in the amounts of $390,000,000, $59,974,000, $40,000,000,
$278,000,000, $128,557,000, $125,000,000, $53,864,000 and $320,872,000,
respectively.

         During the fiscal year ended March 31, 2003, the U.S. Government Money Market Fund acquired or sold securities of UBS Securities. As of March 31, 2003, the U.S. Government Money Market Fund owned securities of Goldman Sachs, Inc., Lehman Brothers, Morgan Stanley Dean Witter & Co. and UBS Securities in the amounts of $25,000,000, $119,858,000, $9,432,000,
$89,149,000.

         During the fiscal year ended March 31, 2003, the U.S. Government Select Money Market Fund did not acquire, sell or own securities of its regular broker-dealers.

         During the fiscal year ended March 31, 2003, the Municipal Money Market Fund did not acquire, sell or own securities of its regular broker-dealers.

         During the fiscal year ended March 31, 2003, the California Municipal Money Market Fund did not acquire, sell and own securities of its regular broker-dealers.

         During the fiscal year ended March 31, 2003, the U.S. Government Fund did not acquire, sell or own securities of its regular broker-dealers.

         During the fiscal year ended March 31, 2003, the Short-Intermediate U.S. Government Fund did not acquire, sell or own securities of its regular broker-dealers.

         During the fiscal year ended March 31, 2003, the Intermediate Tax-Exempt Fund did not acquire, sell or own securities of its regular broker-dealers.

         During the fiscal year ended March 31, 2003, the California Intermediate Tax-Exempt Fund did not acquire, sell or own securities of its regular broker-dealers.

         During the fiscal year ended March 31, 2003, the Florida
Intermediate Tax-Exempt Fund did not acquire, sell or own securities of its regular broker-dealers.

         During the fiscal year ended March 31, 2003, the Fixed Income Fund acquired or sold securities of Bear Stearns & Co., Citigroup, Inc., Credit Suisse First Boston, Inc., Goldman Sachs & Co., Lehman Brothers and Morgan Stanley Dean Witter & Co. As of March 31, 2003, the Fixed Income Fund owned securities of Bear Stearns & Co., Citigroup, Inc., Credit Suisse First Boston, Inc., Goldman Sachs & Co., Lehman Brothers and Morgan Stanley Dean Witter & Co. in the amounts of $2,050,000, $23,043,000, $1,403,000,
$3,612,000, $4,275,000 and $5,030,000, respectively.

         During the fiscal year ended March 31, 2003, the Tax-Exempt Fund did not acquire, sell or own securities of its regular broker-dealers.

         During the fiscal year ended March 31, 2003, the Arizona Tax-Exempt Fund did not acquire, sell or own securities of its regular broker-dealers.

         During the fiscal year ended March 31, 2003, the California Tax-Exempt Fund did not acquire, sell or own securities of its regular broker-dealers.

         During the fiscal year ended March 31, 2003, the Global Fixed Income Fund acquired or sold securities Goldman Sachs & Co., Morgan Stanley Dean Witter & Co. and Lehman Brothers. As of March 31, 2003, the Global Fixed Income Fund did not own securities of its regular broker-dealers.

         During the fiscal year ended March 31, 2003, the High Yield Municipal Fund did not acquire, sell or own securities of its regular broker-dealers.

         During the fiscal year ended March 31, 2003, the High Yield Fixed Income acquired or sold securities of Citigroup, Inc. and UBS Securities. As of March 31, 2003, the High Yield Fixed Income did not own securities of its regular broker-dealers.

         During the fiscal year ended March 31, 2003, the Income Equity Fund did not acquire, sell or own securities of its regular broker-dealers.

         During the fiscal year ended March 31, 2003, the Stock Index Fund acquired or sold securities of Citigroup, Inc., Goldman Sachs & Co., Lehman Brothers, Merrill Lynch & Co. and Morgan Stanley Dean Witter & Co. As of March 31, 2003, the Stock Index Fund owned securities of Bear Stearns, Citigroup, Inc., Goldman Sachs & Co., Lehman Brothers, Merrill Lynch & Co. and Morgan Stanley Dean Witter & Co. in the amounts of $241,000, $6,787,000, $1,246,000, $526,000, $1,175,000, and $1,596,000, respectively.

         During the fiscal year ended March 31, 2003, the Growth Equity Fund acquired or sold securities of Citigroup, Inc. Goldman Sachs & Co., Merrill Lynch & Co. and Morgan Stanley Dean Witter & Co. As of March 31, 2003, the Growth Equity Fund owned securities of Citigroup, Inc., Goldman Sachs & Co. and Merrill Lynch & Co. in the amounts of $12,702,000, $5,181,000, and $5,452,000, respectively.

         During the fiscal year ended March 31, 2003, the Select Equity Fund acquired or sold securities of Goldman Sachs & Co., Merrill Lynch & Co., and Morgan Stanley Dean Witter & Co. As of March 31, 2003, the Select Equity Fund did not own securities of its regular broker-dealers.

         During the fiscal year ended March 31, 2003, the Large Cap Value Fund acquired or sold securities of Citigroup, Inc., Morgan Stanley Dean Witter & Co., and UBS Securities. As of March 31, 2003, the Large Cap Value owned a Citigroup, Inc. and Morgan Stanley Dean Witter & Co. security in the amount of $9,095,000 and $9,434,000, respectively.

         During the fiscal year ended March 31, 2003, the Growth Opportunity Fund acquired or sold securities of Lehman Brothers. As of March 31, 2003, the Growth Opportunity Fund did not own securities of its regular broker-dealers.

         During the fiscal year ended March 31, 2003, the Mid Cap Growth Fund acquired or sold securities of Lehman Brothers. As of March 31, 2003, the Mid Cap Growth Fund did not own securities of its regular broker-dealers.

         During the fiscal year ended March 31, 2003, the Small Cap Index did not acquire, sell securities of its regular broker-dealers.

         During the fiscal year ended March 31, 2003, the Small Cap Value did not acquire, sell or own securities of its regular broker-dealers.

         During the fiscal year ended March 31, 2003, the Small Cap Growth Fund did not acquire, sell or own securities of its regular broker-dealers.

         During the fiscal year ended March 31, 2003, the International Growth Equity Fund acquired or sold securities of Credit Suisse First Boston, Inc. As of March 31, 2003, the International Growth Equity Fund owned a Credit Suisse First Boston, Inc. security in the amount of $1,535,000.

         During the fiscal year ended March 31, 2003, the Technology Fund did not acquire, sell or own securities of its regular broker-dealers.

         The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Funds will engage in this practice, however, only when the Investment Advisers believe such practice to be in the Funds' interests.

         On occasions when the Investment Advisers deem the purchase or sale of a security to be in the best interests of a Fund as well as other fiduciary or agency accounts, the Agreements provide that the Investment Advisers, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for such Fund with those to be sold or purchased for such other accounts in order to obtain the best net price and execution. In such an event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Advisers in the manner they consider to be most equitable and consistent with their fiduciary obligations to the Fund and other accounts involved. In some instances, this procedure may adversely affect the size of the position obtainable for the Fund or the amount of the securities that are able to be sold for the Fund. To the extent that the execution and price available from more than one broker or dealer are believed to be comparable, the Agreements permit the Investment Advisers, at their discretion but subject to applicable law, to select the executing broker or dealer on the basis of the Investment Advisers' opinion of the reliability and quality of the broker or dealer.

         The Advisory Agreements provide that the Investment Advisers may render similar services to others so long as their services under the Advisory Agreements are not impaired thereby. The Advisory Agreements also provide that the Trust will indemnify the Investment Advisers against certain liabilities (including liabilities under the Federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Advisory Agreement) or, in lieu thereof, contribute to resulting losses.

         From time to time, the Investment Advisers may voluntarily waive a portion or all of their fees otherwise payable to it with respect to the Funds.

         For the fiscal years or periods indicated below, the amount of advisory fees incurred by each of the Funds, after fee waivers and reimbursements, was as follows:

                                                    FISCAL YEAR ENDED  FISCAL YEAR ENDED  FISCAL YEAR ENDED
                                                     MARCH 31, 2003     MARCH 31, 2002     MARCH 31, 2001
-----------------------------------------------------------------------------------------------------------
Growth Equity Fund                                  $       5,446,495  $       7,428,992  $      10,251,658
Growth Opportunities Fund (1)                                 202,008            448,411            173,392
Income Equity Fund                                          1,519,823          1,411,162          1,575,037
International Growth Equity Fund                            2,173,967          3,161,177          6,866,231
Large Cap Value Fund (2)                                    3,175,254          1,297,712             18,477
Mid Cap Growth Fund                                         2,196,263          2,846,774          5,549,418
Select Equity Fund                                          2,957,449          3,267,718          4,285,317
Small Cap Growth Fund                                       1,653,494          2,406,200          5,195,199
Small Cap Index Fund                                        1,181,105            926,130            416,651
Small Cap Value Fund                                        2,312,646          1,939,026          1,429,928
Stock Index Fund                                            1,413,605          1,792,006          1,949,895
Technology Fund                                             3,356,314          6,746,467         20,941,958
Arizona Tax-Exempt Fund                                       524,794            513,984            432,531
California Intermediate Tax-Exempt Fund                       577,445            580,596            584,951
California Tax-Exempt Fund                                    844,099            857,852            846,363
Fixed Income Fund                                           5,615,837          5,436,014          5,072,146
Florida Intermediate Tax-Exempt Fund                          322,022            264,747            242,324
Global Fixed Income Fund                                      223,374            196,750            145,389
High Yield Fixed Income Fund                                2,165,098          1,701,833          1,342,403
High Yield Municipal Fund                                     281,335            181,264            136,653
Intermediate Tax-Exempt Fund                                4,677,457          4,613,959          4,534,995
Short-Intermediate U.S. Government Fund                     1,095,528            628,899            478,882
Tax-Exempt Fund                                             3,760,314          3,707,353          3,599,181
U.S. Government Fund                                        2,581,366          2,548,745          2,501,136
California Municipal Money Market Fund                      2,675,176          1,959,204          1,768,143
Money Market Fund                                          34,229,088         33,328,696         26,205,546
Municipal Money Market Fund                                17,369,226         14,360,222         10,910,159
U.S. Government Money Market Fund                           2,426,795          2,613,693          1,763,112
U.S. Government Select Money Market Fund                    3,817,100          4,165,619          3,247,169

    (1)  The Growth Opportunities Fund commenced operations on September 26,
         2000.
    (2)  The Large Cap Value Fund commenced operations on August 3, 2000.

         For the fiscal years or periods indicated below, Northern Trust voluntarily waived and reimbursed advisory fees for each of the Funds as follows:

                                                    FISCAL YEAR ENDED  FISCAL YEAR ENDED  FISCAL YEAR ENDED
                                                     MARCH 31, 2003     MARCH 31, 2002     MARCH 31, 2001
-----------------------------------------------------------------------------------------------------------
Growth Equity Fund                                  $         942,924  $       1,641,895  $       2,117,640
Growth Opportunities Fund (1)                                  60,390             95,565            144,344
Income Equity Fund                                            296,504            338,538            352,347
International Growth Equity Fund                              296,628            632,235            801,092
Large Cap Value Fund (2)                                      430,019            229,008            101,014
Mid Cap Growth Fund                                           380,849            680,126          1,177,093
Select Equity Fund                                          1,007,564          1,670,985          1,875,772
Small Cap Growth Fund                                         233,793            481,240            614,349
Small Cap Index Fund                                          357,382            365,496            194,944
Small Cap Value Fund                                          635,539            904,315            677,743
Stock Index Fund                                              634,288          1,061,472          1,105,481
Technology Fund                                               517,546          1,349,293          2,732,563
Arizona Tax-Exempt Fund                                        85,930             81,523             84,816
California Intermediate Tax-Exempt Fund                        78,712             83,201             84,641
California Tax-Exempt Fund                                     99,528            105,315            110,251
Fixed Income Fund                                             110,285            140,230            125,568
Florida Intermediate Tax-Exempt Fund                           70,716             68,205             66,920
Global Fixed Income Fund                                       13,530             26,120             23,437
High Yield Fixed Income Fund                                   93,195             74,906             54,676
High Yield Municipal Fund                                      68,026             64,819             60,056
Intermediate Tax-Exempt Fund                                  449,454            538,102            463,847
Short-Intermediate U.S. Government Fund                        54,214             51,795             48,905
Tax-Exempt Fund                                               370,140            378,509            345,251
U.S. Government Fund                                           54,817             70,218             72,088
California Municipal Money Market Fund                        938,686          1,085,762          1,048,180
Money Market Fund                                          12,734,187         18,433,046         15,414,995
Municipal Money Market Fund                                 6,292,183          7,924,105          6,231,915
U.S. Government Money Market Fund                           1,234,182          1,450,695          1,237,327
U.S. Government Select Money Market Fund                    1,414,147          2,294,547          1,858,451

    (1)     The Growth Opportunities Fund commenced operations on September 26,
            2000.
    (2)     The Large Cap Value Fund commenced operations on August 3, 2000.

         Under its Transfer Agency Agreement with the Trust, TNTC as Transfer Agent has undertaken to perform some or all of the following services: (i) answer shareholder inquiries and respond to requests for information regarding the Trust; (ii) process purchase and redemption transactions; (iii) establish and maintain shareholder accounts and subaccounts; (iv) furnish confirmations in accordance with applicable law, and provide periodic account statements to each shareholder; (v) furnish proxy statements and proxies, annual and semi-annual financial statements, and dividend, distribution and tax notices to shareholders; (vi) act as income disbursing agent; and (vii) maintain appropriate records relating to its services. The Trust may appoint one or more sub-transfer agents in the performance of its services.

         As compensation for the services rendered by TNTC under the Transfer Agency Agreement and the assumption by TNTC of related expenses, TNTC is entitled to a fee from the Trust, payable monthly, at an annual rate of 0.10% of the average daily net asset value of each of the Funds. In addition, TNTC may be reimbursed for certain expenses as provided under the Transfer Agency Agreement.

         For the fiscal years or periods indicated below, the amount of transfer agency fees incurred by each of the Funds was as follows:

                                                    FISCAL YEAR ENDED  FISCAL YEAR ENDED  FISCAL YEAR ENDED
                                                     MARCH 31, 2003     MARCH 31, 2002     MARCH 31, 2001
-----------------------------------------------------------------------------------------------------------
Growth Equity Fund                                  $         659,006  $         907,080  $       1,236,913
Growth Opportunities Fund (1)                                  22,999             45,331             26,478
Income Equity Fund                                            187,965            174,968            192,736
International Growth Equity Fund                              217,394            316,117            638,935
Large Cap Value Fund (2)                                      373,555            152,671             11,947
Mid Cap Growth Fund                                           265,888            352,690            672,642
Select Equity Fund                                            382,074            411,555            513,417
Small Cap Growth Fund                                         165,348            240,618            484,122
Small Cap Index Fund                                          247,818            198,710             94,090
Small Cap Value Fund                                          282,223            236,943            175,637
Stock Index Fund                                              380,692            475,575            509,222
Technology Fund                                               339,503            674,640          1,972,850
Arizona Tax-Exempt Fund                                        81,429             79,400             68,979
California Intermediate Tax-Exempt Fund                        87,487             88,505             89,278
California Tax-Exempt Fund                                    125,816            128,421            127,547
Fixed Income Fund                                             763,476            743,493            693,019
Florida Intermediate Tax-Exempt Fund                           52,364             44,393             41,232
Global Fixed Income Fund                                       26,323             24,763             18,758
High Yield Fixed Income Fund                                  301,104            236,896            186,275
High Yield Municipal Fund                                      46,581             32,811             26,228
Intermediate Tax-Exempt Fund                                  683,581            686,935            666,664
Short-Intermediate U.S. Government Fund                       153,298             90,756             70,371
Tax-Exempt Fund                                               550,721            544,777            525,917
U.S. Government Fund                                          351,489            349,192            343,092
California Municipal Money Market Fund                        683,711            507,490            469,381
Money Market Fund                                           8,787,561          8,626,875          6,936,665
Municipal Money Market Fund                                 4,455,421          3,714,019          2,856,974
U.S. Government Money Market Fund                             689,287            677,392            500,066
U.S. Government Select Money Market Fund                      984,786          1,076,684            850,926

    (1)     The Growth Opportunities Fund commenced operations on September 26,
            2000.
    (2)     The Large Cap Value Fund commenced operations on August 3, 2000.

         Under its Custody Agreement (and in the case of the Global Fixed Income and International Growth Equity Funds, its Foreign Custody Agreement) with the Trust, TNTC (i) holds each Fund's cash and securities, (ii) maintains such cash and securities in separate accounts in the name of the Fund, (iii) makes receipts and disbursements of funds on behalf of the Fund, (iv) receives, delivers and releases securities on behalf of the Fund, (v) collects and receives all income, principal and other payments in respect of the Fund's investments held by the Custodian and (vi) maintains the accounting records of Northern Funds. The Custodian may employ one or more subcustodians, provided that the Custodian, subject to certain monitoring responsibilities, shall have no more responsibility or liability to the Trust on account of any action or omission of any subcustodian so employed than such subcustodian has to the Custodian. The Custodian may also appoint agents to carry out such of the provisions of the Custody Agreement and the Foreign Custody Agreement as the Custodian may from time to time direct. The Custodian has entered into agreements with financial institutions and depositories located in foreign countries with respect to the custody of the International Funds' foreign securities.

         As compensation for the services rendered with respect to the Trust by the Custodian to each Fund (except the Global Fixed Income and the International Growth Equity Funds), and the assumption by the Custodian of certain related expenses, the Custodian is entitled to payment from each of the Trust as follows; (a) a basic custodial fee of (i) $18,000 annually for each Fund, plus
(ii) 1/100th of 1% annually of each Fund's average daily net assets to the extent they exceed $100 million, plus (b) a basic accounting fee of (i) $25,000 annually for each Fund, plus (ii) 1/100th of 1% annually of each Fund's average daily net assets to the extent they exceed $50 million, plus (c) a fixed dollar fee for each trade in portfolio securities, plus (d) a fixed dollar fee for each time that the Custodian receives or transmits funds via wire, plus (e) reimbursement of expenses incurred by the Custodian for telephone, postage, courier fees, office supplies and duplicating. The fees referred to in clauses (c) and (d) are subject to annual upward adjustments based on increases in the Consumer Price Index for All Urban Consumers, provided that the Custodian may permanently or temporarily waive all or any portion of any upward adjustment.

         As compensation for the services rendered to the Trust, under the Foreign Custody Agreement with respect to the International Growth Equity and Global Fixed Income Funds and the assumption by the Custodian of certain related expenses, the Custodian is entitled to payment from each of those Funds as follows: (i) $35,000 annually for the International Growth Equity and Global Fixed Income Funds, plus (ii) 9/100th of 1% annually of each Fund's average daily net assets, plus (iii) reimbursement for fees incurred by the Custodian for telephone, postage, courier fees, office supplies and duplicating. As compensation for basic accounting services rendered to the International Growth Equity and the Global Fixed Income Funds by TNTC, TNTC is entitled to receive $25,000 for the first $50 million of each of those Fund's average daily net assets and 1/100th of 1% of each Fund's average daily net assets in excess of $50 million.

         The Custodian's fees under the Custodian Agreement and Foreign Custody Agreement are subject to reduction based on the Funds' daily-uninvested U.S. cash balances (if any).

         For the fiscal years or periods indicated below, the amount of custody and fund accounting fees incurred by each Fund was as follows:


                                                    FISCAL YEAR ENDED  FISCAL YEAR ENDED  FISCAL YEAR ENDED
                                                      MARCH 31, 2003    MARCH 31, 2002     MARCH 31, 2001
-----------------------------------------------------------------------------------------------------------
Growth Equity Fund                                  $         167,236  $         212,647  $         226,321
Growth Opportunities Fund (1)                                  57,759             60,292             40,470
Income Equity Fund                                             70,508             66,321             71,365
International Growth Equity Fund                              280,129            350,738            726,539
Large Cap Value Fund (2)                                      127,967             69,972             52,097
Mid Cap Growth Fund                                           102,923             89,739            149,033
Select Equity Fund                                            126,573            134,069            136,428
Small Cap Growth Fund                                          85,497             90,454            176,218
Small Cap Index Fund                                          518,353            869,022            296,845
Small Cap Value Fund                                          214,581            218,292             60,180
Stock Index Fund                                              159,574            183,918            164,214
Technology Fund                                               105,973            156,754            486,349
Arizona Tax-Exempt Fund                                        53,635             52,342             47,564
California Intermediate Tax-Exempt Fund                        55,342             57,346             49,344
California Tax-Exempt Fund                                     61,877             63,904             57,325
Fixed Income Fund                                             149,841             95,437            167,936
Florida Intermediate Tax-Exempt Fund                           50,321             55,177             42,541
Global Fixed Income Fund                                       89,873             83,241             68,226
High Yield Fixed Income Fund                                  107,401             96,131             51,307
High Yield Municipal Fund                                      25,252             16,996             43,945
Intermediate Tax-Exempt Fund                                  186,969            173,816            171,387
Short-Intermediate U.S. Government Fund                        62,337             55,303             45,648
Tax-Exempt Fund                                               161,054            138,442            140,900
U.S. Government Fund                                          104,849            106,661             97,590
California Municipal Money Market Fund                        174,269            150,864            133,648
Money Market Fund                                           1,921,870          1,754,919          1,413,885
Municipal Money Market Fund                                   972,129            828,363            554,804
U.S. Government Money Market Fund                             195,904            168,541            131,634
U.S. Government Select Money Market Fund                      233,970            225,684            183,311


    (1)     The Growth Opportunities Fund commenced operations on September 26,
            2000.
    (2)     The Large Cap Value Fund commenced operations on August 3, 2000.

         Unless sooner terminated, the Trust's Advisory Agreement, Transfer Agency Agreement, Custodian Agreement and Foreign Custody Agreement will continue in effect with respect to a particular Fund until March 31, 2004, and thereafter for successive 12-month periods, provided that the continuance is approved at least annually (i) by the vote of a majority of the Trustees who are not parties to the agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Trustees or by the vote of a majority of the outstanding shares of such Fund (as defined under "Description of Shares"). Each agreement is terminable at any time without penalty by the Trust (by specified Trustee or shareholder action) or by the Investment Advisor, Custodian, or Transfer Agent, as the case may be, on 60 days' written notice.

         The Advisory Agreements were most recently approved with respect to the Funds by the Trustees, including a majority of the Trustees who are not parties to the Advisory Agreements or "interested persons" (as such term is defined in the 1940 Act) of any party thereto (the "non-interested trustees") on February 14, 2003. At that meeting the Board of Trustees reviewed the written and oral presentations provided by the Investment Advisers in connection with the Trustees' consideration of the Advisory Agreements. The Trustees also reviewed, with the advice of legal counsel, their responsibilities under applicable law. The Trustees considered, in particular, the Funds' contractual advisory fee rates and the reduction of those fee rates in 2002; the Funds' respective operating expense ratios; and the Investment Advisers' voluntary fee waivers and expense reimbursements for the Funds. The information on these matters was also compared to similar information for other mutual funds. In addition, the Trustees considered the Funds' investment advisory fee structure; the revenues received by Northern Trust and its affiliates from the Funds for their investment advisory services and for other, non-investment advisory services, and their expenses in providing such services; the brokerage and research services received in connection with the placement of brokerage transactions for the Funds; and the Funds' asset levels and possible economies of scale. The Trustees also considered the personnel and resources of the Investment Advisers; the types of services provided to the Funds under the Investment Advisory Agreements; and the nature of the Funds' investors. After consideration of the Advisers' presentations, the Trustees determined that the Advisory Agreements should be reapproved and continued.

         Northern Trust and its affiliates may act as an underwriter of various securities. Under the 1940 Act, the Funds are precluded, subject to certain exceptions, from purchasing in the primary market those securities with respect to which Northern Trust or an affiliate is serving as a principal underwriter. In the opinion of Northern Trust, this limitation will not significantly affect the ability of the Funds to pursue their respective investment objectives.

         In the Advisory Agreements, the Investment Advisers agree that the name "Northern" may be used in connection with the Trust's business on a royalty-free basis. TNTC has reserved to itself the right to grant the non-exclusive right to use the name "Northern" to any other person. The Advisory Agreement provides that at such time as the Agreement is no longer in effect, the Trust will cease using the name "Northern."

PROXY VOTING

         The Trust, on behalf of the Funds, has delegated the voting of portfolio securities to Northern Trust in its capacity as Investment Adviser. Northern Trust has adopted proxy voting policies and procedures (the "Proxy Voting Policy") for the voting of proxies on behalf of client accounts for which Northern Trust has voting discretion, including the Funds. Under the Proxy Voting Policy, shares are to be voted in the best interests of the Funds.

         Normally, Northern Trust exercises proxy voting discretion on particular types of proposals in accordance with guidelines (the "Proxy Guidelines") set forth in the Proxy Voting Policy. The Proxy Guidelines address, for example, proposals to classify the board of directors, to eliminate cumulative voting, to limit management's ability to alter the size of the board, require shareholder ratification of poison pills, to require a supermajority shareholder vote for charger or bylaw amendments and mergers or other significant business combinations, to provide for director and officer indemnification and liability protection, to increase the number of authorized shares, to create or abolish preemptive rights, to approve executive and director compensation plans, to limit executive and director pay, to opt in or out of state takeover statutes and to approve mergers, acquisitions, corporate restructuring, spin-offs, assets sales or liquidations.

         A Proxy Committee comprised of senior Northern Trust investment and compliance officers has the responsibility for the content, interpretation and application of the Proxy Guidelines. In addition, Northern Trust has retained an independent third party (the "Service Firm") to review proxy proposals and to make voting recommendations to the Proxy Committee in a manner consistent with the Proxy Guidelines. The Proxy Committee may apply these Proxy Guidelines with a measure of flexibility. Accordingly, except as otherwise provided in the Proxy Voting Policy,t he Proxy Committee may vote proxies contrary to the recommendations of the Service Firm if it determines that such action is in the best interest of a Fund. In exercising its discretion, the Proxy Committee may take into account a variety of factors relating to the matter under consideration, the nature of the proposal and the company involved. As a result, the Proxy Committee may vote in one manner in the case of one company and in a different manner in the case of another where, for example, the past history of the company, the character and integrity of its management, the role of outside directors, and the company's record of producing performance for investor justifies a high degree of confidence in the company and the effect of the proposal on the value of the investment. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead the Proxy Committee to conclude that particular proposals present unacceptable investment risks and should not be supported. The Proxy Committee also evaluates proposals in context. A particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package. Special circumstances may also justify casting different votes for different clients with respect to the same proxy vote.

         Northern Trust may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships with person having an interest in the outcome of certain votes. For example, Northern Trust may provide trust, custody, investment management, brokerage, underwriting, banking and related services to accounts owned or controlled by companies whose management is soliciting proxies. Occasionally, Northern Trust may also have business or personal relationships with other proponents of proxy proposals, participants in proxy contest, corporation directors or candidates for directorships. Northern may also be required to vote proxies for securities issued by Northern Trust Corporation or its affiliates or on matters in which Northern Trust has a direct financial interest, such as shareholder approval of a change in the advisory fees paid by a Fund. Northern Trust seeks to address such conflicts of interest through various measures, including the establishment, composition and authority of the Proxy Committee and the retention of the Service Firm to perform proxy review and vote recommendation functions. The Proxy Committee has the responsibility of determining whether a proxy vote involves a potential conflict of interest and how the conflict should be addressed in conformance with the Proxy Voting Policy. The Proxy Committee may resolve such conflicts in any of a variety of ways, including the following: voting in accordance with the vote recommendation of the Service Firm; voting in accordance with the recommendation of an independent fiduciary appointed for that purpose; voting pursuant to client direction by seeking instructions from the Board of Trustees of the Trust; or by voting pursuant to a "mirror voting" arrangement under which shares are voted in the same manner and proportion as shares over which Northern Trust does not have voting discretion. The method selected by the Proxy Committee may vary, depending upon the facts and circumstances of situation.

         Northern Trust may choose not to vote proxies in certain situations or for a Fund. This may occur, for example, in situations where the exercise of voting rights could restrict the ability to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as "blocking markets").

CO-ADMINISTRATORS AND DISTRIBUTOR

         Prior to January 1, 2001, TNTC and PFPC, 4400 Computer Drive, Westborough, Massachusetts 01581, acted as co-administrators for the Funds under a Co-Administration Agreement with the Trust. On January 1, 2001, NTI assumed TNTC's rights and responsibilities under the Co-Administration Agreement. PFPC remained a Co-Administrator. Subject to the general supervision of the Trust's Board of Trustees, the Co-Administrators provide supervision of all aspects of the Trust's non-investment advisory operations and perform various corporate secretarial, treasury and blue sky services, including but not limited to: (i) maintaining office facilities and furnishing corporate officers for the Trust;
(ii) furnishing data processing services, clerical services, and executive and administrative services and standard stationery and office supplies; (iii) performing all functions ordinarily performed by the office of a corporate treasurer, and furnishing the services and facilities ordinarily incident thereto, such as expense accrual monitoring and payment of the Trust's bills, preparing monthly reconciliation of the Trust's expense records, updating projections of annual expenses, preparing materials for review by the Board of Trustees and compliance testing; (iv) preparing and submitting reports to the Trust's shareholders and the SEC; (v) preparing and printing financial statements; (vi) preparing monthly Fund profile reports; (vii) preparing and filing the Trust's Federal and state tax returns (other than those required to be filed by the Trust's Custodian and Transfer Agent) and providing shareholder tax information to the Trust's Transfer Agent; (viii) assisting in marketing strategy and product development; (ix) performing oversight/management responsibilities, such as the supervision and coordination of certain of the Trust's service providers; (x) effecting and maintaining, as the case may be, the registration of shares of the Trust for sale under the securities laws of various jurisdictions; (xi) assisting in maintaining corporate records and good standing status of the Trust in its state of organization; and (xii) monitoring the Trust's arrangements with respect to services provided by Service Organizations to their customers who are the beneficial owners of shares.

         Subject to the limitations described below, as compensation for their administrative services and the assumption of related expenses, the Co-Administrators are entitled to a fee from each Fund, computed daily and payable monthly, at an annual rate of 0.15% of the average daily net assets of each Fund. The Co-Administrators are also entitled to additional fees for special legal services.

         For the fiscal years or periods indicated below, the Co-Administrators received fees under the Co-Administration Agreement with the Trust in the amount of:

                                                    FISCAL YEAR ENDED  FISCAL YEAR ENDED  FISCAL YEAR ENDED
                                                      MARCH 31, 2003    MARCH 31, 2002     MARCH 31, 2001
-----------------------------------------------------------------------------------------------------------
Growth Equity Fund                                  $         988,522  $       1,360,640  $       1,855,413
Growth Opportunities Fund (1)                                  34,499             67,997             39,717
Income Equity Fund                                            281,952            262,459            289,113
International Growth Equity Fund                              326,097            474,177            958,427
Large Cap Value Fund (2)                                      560,340            229,008             17,921
Mid Cap Growth Fund                                           398,839            529,036          1,008,989
Select Equity Fund                                            573,119            617,343            770,146
Small Cap Growth Fund                                         248,026            360,935            726,203
Small Cap Index Fund                                          371,732            298,072            141,142
Small Cap Value Fund                                          423,341            355,422            263,465
Stock Index Fund                                              571,044            713,375            763,854
Technology Fund                                               509,262          1,011,976          2,959,346
Arizona Tax-Exempt Fund                                       122,145            119,102            103,470
California Intermediate Tax-Exempt Fund                       131,233            132,763            133,923
California Tax-Exempt Fund                                    188,727            192,637            191,328
Fixed Income Fund                                           1,145,228          1,115,247          1,039,555
Florida Intermediate Tax-Exempt Fund                           78,549             66,594             61,853
Global Fixed Income Fund                                       39,485             37,146             28,142
High Yield Fixed Income Fund                                  451,660            355,352            279,422
High Yield Municipal Fund                                      69,873             49,220             39,346
Intermediate Tax-Exempt Fund                                1,025,385          1,030,419          1,000,001
Short-Intermediate U.S. Government Fund                       229,950            136,136            105,558
Tax-Exempt Fund                                               826,093            817,178            788,896
U.S. Government Fund                                          527,240            523,798            514,652
California Municipal Money Market Fund                      1,025,580            761,247            704,090
Money Market Fund                                          13,181,347         12,940,470         10,405,159
Municipal Money Market Fund                                 6,683,135          5,571,100          4,285,555
U.S. Government Money Market Fund                           1,033,945          1,016,104            750,119
U.S. Government Select Money Market Fund                    1,477,198          1,615,050          1,276,418

    (1)     The Growth Opportunities Fund commenced operations on
            September 26, 2000.
    (2)     The Large Cap Value Fund commenced operations on August 3, 2000.

         Unless sooner terminated, the Co-Administration Agreement will continue in effect until March 31, 2004, and thereafter for successive one-year terms with respect to each Fund, provided that the Agreement is approved annually (i) by the Board of Trustees or (ii) by the vote of a majority of the outstanding shares of such Fund (as defined below under "Description of Shares"), provided that in either event the continuance is also approved by a majority of the Trustees who are not parties to the Agreement and who are not interested persons (as defined in the 1940 Act) of any party thereto, by vote cast in person at a meeting called for the purpose of voting on such approval. The Co-Administration Agreement is terminable at any time without penalty by the Trust on at least 60 days' written notice to the Co-Administrators. Each Co-Administrator may terminate the Co-Administration Agreement with respect to itself at any time after without penalty on at least 60 days' written notice to the Trust and the other Co-Administrator.

         The Trust has also entered into a Distribution Agreement under which Northern Funds Distributors, LLC ("NFD"), as agent, sells shares of each Fund on a continuous basis. NFD pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Trust (excluding preparation and typesetting expenses) and of certain other distribution efforts. No compensation is payable by the Trust to NFD for such distribution services. NFD is a wholly-owned subsidiary of PFPC Distributors, Inc. ("PFPC Distributors"). PFPC Distributors, based in King of Prussia, Pennsylvania, is a wholly-owned subsidiary of PFPC, a Co-Administrator for the Trust. Prior to January 2, 2001, NFD was a wholly-owned subsidiary of Provident Distributors, Inc. ("PDI"), an independently owned and operated broker-dealer. Effective January 2, 2001, PDI was acquired by PFPC Distributors and NFD became a wholly-owned subsidiary of PFPC Distributors.

         The Co-Administration Agreement provides that the Co-Administrators may render similar services to others so long as their services under such Agreement are not impaired thereby. The Co-Administration Agreement also provides that the Trust will indemnify each Co-Administrator against all claims except those resulting from the willful misfeasance, bad faith or negligence of such Co-Administrator, or the Co-Administrator's breach of confidentiality. The Distribution Agreement provides that the Trust will indemnify NFD against certain liabilities relating to untrue statements or omissions of material fact except those resulting from the reliance on information furnished to the Trust by NFD, or those resulting from the willful misfeasance, bad faith or negligence of NFD, or NFD's breach of confidentiality.

         Under a Service Mark License Agreement (the "License Agreement") with NFD, Northern Trust Corporation agrees that the name "Northern Funds" may be used in connection with the Trust's business on a royalty-free basis. Northern Trust Corporation has reserved to itself the right to grant the non-exclusive right to use the name "Northern Funds" to any other person. The License Agreement provides that at such time as the Agreement is no longer in effect, NFD will cease using the name "Northern Funds."

SERVICE ORGANIZATIONS

         As stated in the Funds' Prospectuses, the Funds may enter into agreements from time to time with Service Organizations providing for support and/or distribution services to customers of the Service Organizations who are the beneficial owners of Fund shares. Under the agreements, the Funds may pay Service Organizations up to 0.25% (on an annualized basis) of the average daily net asset value of the shares beneficially owned by their customers. Support services provided by Service Organizations under their agreements may include:
(i) processing dividend and distribution payments from the Fund; (ii) providing information periodically to customers showing their share positions; (iii) arranging for bank wires; (iv) responding to customer inquiries; (v) providing subaccounting with respect to shares beneficially owned by customers or the information necessary for subaccounting; (vi) forwarding shareholder communications; (vii) assisting in processing share purchase, exchange and redemption requests from customers; (viii) assisting customers in changing dividend options, account designations and addresses; and (ix) other similar services requested by the Funds. In addition, Service Organizations may provide assistance (such as the forwarding of sales literature and advertising to their customers) in connection with the distribution of Fund shares.

         The Funds' arrangements with Service Organizations under the agreements are governed by two Plans (a Service Plan and a Distribution and Service Plan), which have been adopted by the Board of Trustees, and which are substantially similar except that the Distribution and Service plan contemplates the provision of distribution services. Because the Distribution and Service Plan contemplates the provision of services related to the distribution of Fund shares (in addition to support services), that Plan has been adopted in accordance with Rule 12b-1 under the 1940 Act. In accordance with the Plans, the Board of Trustees reviews, at least quarterly, a written report of the amounts expended in connection with the Funds' arrangements with Service Organizations and the purposes for which the expenditures were made. In addition, the Funds' arrangements with Service Organizations must be approved annually by a majority of the Trustees, including a majority of the Trustees who are not "interested persons" of the Funds as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").

         The Board of Trustees believes that there is a reasonable likelihood that their arrangements with Service Organizations will benefit each Fund and its shareholders. Any material amendment to the arrangements with Service Organizations under the agreements must be approved by a majority of the Board of Trustees (including a majority of the Disinterested Trustees), and any amendment to increase materially the costs under the Distribution and Service Plan with respect to the Fund must be approved by the holders of a majority of the outstanding shares of the Fund. So long as the Distribution and Service Plan is in effect, the selection and nomination of the members of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust will be committed to the discretion of such disinterested Trustees.

         For the fiscal years or periods indicated below, the following Funds paid fees under the Service Plan.


                                                    FISCAL YEAR ENDED  FISCAL YEAR ENDED  FISCAL YEAR ENDED
                                                     MARCH 31, 2003     MARCH 31, 2002     MARCH 31, 2001
-----------------------------------------------------------------------------------------------------------
Growth Equity Fund                                  $          17,805  $           7,985  $              70
Growth Opportunities Fund (1)                                     596                579                  0
Income Equity Fund                                             23,492              6,645                496
International Growth Equity Fund                               15,993             17,175              1,121
Large Cap Value Fund (2)                                        7,421              3,095                  0
Mid Cap Growth Fund                                             8,535             10,028                972
Select Equity Fund                                            216,834            110,103              6,767
Small Cap Growth Fund                                           2,781              1,710                  0
Small Cap Index Fund                                              919                 21                  0
Small Cap Value Fund                                           14,512                716                  0
Stock Index Fund                                                6,454              2,061                 43
Technology Fund                                               284,499            204,944            205,592
Arizona Tax-Exempt Fund                                           643                 13                  0
California Intermediate Tax-Exempt Fund                           830                239                  0
California Tax-Exempt Fund                                      1,886                 55                  0
Fixed Income Fund                                               4,603                726                179
Florida Intermediate Tax-Exempt Fund                            1,754                752                  0
Global Fixed Income Fund                                        1,553                  0                  0
High Yield Fixed Income Fund                                   28,441             12,441                  0
High Yield Municipal Fund                                       1,374                 54                  0
Intermediate Tax-Exempt Fund                                    1,509                369                  0
Short-Intermediate U.S. Government Fund                         2,868                646                  0
Tax-Exempt Fund                                                16,013                130                 64
U.S. Government Fund                                            2,662                287                  0
California Municipal Money Market Fund                              0                  0                  0
Money Market Fund                                               1,175                410                  0
Municipal Money Market Fund                                         0                  0                  0
U.S. Government Money Market Fund                             240,022              2,478            126,871
U.S. Government Select Money Market Fund                            0                  0                  0


    (1)     The Growth Opportunities Fund commenced operations on
            September 26, 2000.
    (2)     The Large Cap Value Fund commenced operations on August 3, 2000.

COUNSEL AND AUDITORS

         Drinker Biddle & Reath LLP, with offices at One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, serves as counsel to the Trust.

         Deloitte & Touche LLP, independent auditors, 180 N. Stetson Avenue, Chicago, Illinois 60601-6779, has been appointed to serve as independent auditors of the Trust. In addition to audit services, Deloitte & Touche LLP reviews the Trust's Federal and state tax returns, and provides consultation and assistance on accounting, internal controls and related matters.

IN-KIND PURCHASES AND REDEMPTIONS

         Payment for shares of a Fund may, in the discretion of Northern Trust, be made in the form of securities that are permissible investments for the Fund as described in the Prospectuses. For further information about this form of payment, contact the Transfer Agent. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

         Although each Fund generally will redeem shares in cash, each Fund reserves the right to pay redemptions by a distribution in-kind of securities (instead of cash) from such Fund. The securities distributed in-kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Fund's net asset value per share. If a shareholder receives redemption proceeds in-kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

AUTOMATIC INVESTING PLAN

         The Automatic Investing Plan permits an investor to use "Dollar Cost Averaging" in making investments. Instead of trying to time market performance, a fixed dollar amount is invested in shares at predetermined intervals. This may help investors reduce their average cost per share because the agreed upon fixed investment amount allows more shares to be purchased during periods of lower share prices and fewer shares during periods of higher share prices. In order to be effective, Dollar Cost Averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that shares bought using Dollar Cost Averaging are purchased without regard to their price on the day of investment or to market trends. Dollar Cost Averaging does not assure a profit and does not protect against losses in a declining market. In addition, while investors may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if an investor ultimately redeems shares at a price which is lower than their purchase price. An investor may want to consider his or her financial ability to continue purchases through periods of low price levels.

DIRECTED REINVESTMENTS

         In addition to having your income dividends and/or capital gains distributions reinvested in shares of the Fund from which such distributions are paid, you may elect the directed reinvestment option and have dividends and capital gains distributions automatically invested in another Northern Fund. Reinvestments can only be directed to an existing Northern Funds account (which must meet the minimum investment requirement). Directed reinvestments may be used to invest funds from a regular account to another regular account, from a qualified plan account to another qualified plan account, or from a qualified plan account to a regular account. Directed reinvestments from a qualified plan account to a regular account may have adverse tax consequences including imposition of a penalty tax and, therefore, you should consult your own tax adviser before commencing these transactions.

REDEMPTIONS AND EXCHANGES

         Exchange requests received on a Business Day prior to the time shares of the Funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares in the Fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new Fund into which the shareholder is investing will also normally be purchased at the net asset value per share next determined coincident to or after the time of redemption. Exchange requests received on a Business Day after the time shares of the Funds involved in the request are priced and will be processed on the next Business Day in the manner described above.

         The Trust may redeem shares involuntarily to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Funds' Prospectuses from time to time. The Trust reserves the right on 30 days' written notice, to redeem the shares held in any account if at the time of redemption, the net asset value of the remaining shares in the account falls below $1,000. Such involuntary redemptions will not be made if the value of shares in an account falls below the minimum solely because of a decline in the Fund's net asset value. The Trust may also involuntarily redeem shares held by any shareholder who provides incorrect or incomplete account information or when such redemptions are necessary to avoid adverse consequences to the Fund and its shareholders or the Transfer Agent.

RETIREMENT PLANS

         Shares of the Funds may be purchased in connection with certain tax-sheltered retirement plans, including profit-sharing plans, 401(k) plans, money purchase pension plans, target benefit plans and individual retirement accounts. Further information about how to participate in these plans, the fees charged and the limits on contributions can be obtained from Northern Trust. To invest through any of the tax-sheltered retirement plans, please call Northern Trust for information and the required separate application. To determine whether the benefits of a tax-sheltered retirement plan are available and/or appropriate, a shareholder should consult with a tax adviser.

EXPENSES

         Except as set forth above and in this Additional Statement, each Fund is responsible for the payment of its expenses. These expenses include, without limitation, the fees and expenses payable to the Investment Adviser, Co-Administrators, Transfer Agent and Custodian; brokerage fees and commissions, fees for the registration or qualification of Fund shares under Federal or state securities laws; expenses of the organization of the Trust; taxes; interest; costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against the Trust for violation of any law; legal, tax and auditing fees and expenses; expenses of preparing and printing prospectuses, statements of additional information, proxy materials, reports and notices and distributing of the same to the Funds' shareholders and regulatory authorities; compensation and expenses of its Trustees; payments to Service Organizations; fees of industry organizations such as the Investment Company Institute; and miscellaneous and extraordinary expenses incurred by the Trust.

         The Investment Advisers and PFPC intend to voluntarily reimburse a portion of the Funds' expenses and/or reduce their advisory and co-administrative fees from the Funds during the current fiscal year. The result of these reimbursements and fee reductions will be to increase the performance of the Funds during the periods for which the reductions and reimbursements are made.

                             PERFORMANCE INFORMATION

         You may call 800/595-9111 to obtain the current 7-day yield and other performance information or visit northernfunds.com.

MONEY MARKET FUNDS

         The performance of the Money Market Funds may be compared to the performance of other money market funds with similar investment objectives and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Fund may be compared to data prepared by iMoneyNet, Inc. or other independent mutual fund reporting services. Performance data as reported in national financial publications such as Money Magazine, Morningstar, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of a Fund.

         From time to time the Money Market Funds may advertise their "yields" and "effective yields" and the Municipal Money Market Fund and the California Municipal Money Market Fund may advertise their "tax-equivalent yields" and "tax-equivalent effective yields." These yield figures will fluctuate, are based on historical earnings and are not intended to indicate future performance. "Yield" refers to the net investment income generated by an investment in the Fund over a seven-day period identified in the advertisement. This net investment income is then "annualized." That is, the amount of net investment income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

         In arriving at quotations as to "yield," the Trust first determines the net change, exclusive of capital changes, during the seven-day period in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, then divides such net change by the value of the account at the beginning of the period to obtain the base period return, and then multiplies the base period return by 365/7.

         "Effective yield" is calculated similarly but, when annualized, the net investment income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "effective yield" with respect to the shares of a Money Market Fund is computed by adding 1 to the base period return (calculated as above), raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

         The "tax-equivalent yield" demonstrates the level of taxable yield necessary to produce an after-tax yield equivalent to a Fund's tax-free yield. It is calculated by taking that portion of the seven-day "yield" which is tax-exempt and adjusting it to reflect the tax savings associated with a stated tax rate. The "tax-equivalent current yield" will always be higher than the Fund's yield.

         "Tax-equivalent yield" is computed by dividing the tax-exempt portion of the yield by 1 minus a stated income tax rate, and then adding the quotient to the taxable portion of the yield, if any. There may be more than one tax-equivalent yield if more than one stated income tax rate is used.

         The "tax-equivalent effective yield" demonstrates the level of taxable yield necessary to produce an after-tax yield equivalent to a Fund's tax-free effective yield. It is calculated by taking that portion of the seven-day "effective yield" which is tax-exempt and adjusting it to reflect the tax savings associated with a stated tax rate. The "tax-equivalent effective yield" will always be higher than the Fund's effective yield.

         "Tax-equivalent effective yield" is computed by dividing the tax-exempt portion of the effective yield by 1 minus a stated income tax-rate, and then adding the quotient to the taxable portion of the effective yield, if any. There may be more than one tax-equivalent effective yield, if more than one stated income tax rate is used.

Quotations of yield, effective yield, tax-equivalent yield and tax-equivalent effective yield provided by the Trust are carried to at least the nearest hundredth of the one percent.

The annualized yield of each Money Market Fund for the seven-day period ended March 31, 2003 was as follows: (1)


                                                        EFFECTIVE  TAX-EQUIVALENT   TAX-EQUIVALENT
                                                YIELD     YIELD        YIELD       EFFECTIVE YIELD
--------------------------------------------------------------------------------------------------
California Municipal Money Market Fund          0.69%     0.69%        1.17%            1.17%

Money Market Fund                               0.83%     0.83%         N/A              N/A

Municipal Money Market Fund                     0.73%     0.73%        1.12%            1.12%

U.S. Government Money Market Fund               0.80%     0.81%         N/A              N/A

U.S. Government Select Money Market Fund        0.75%     0.75%         N/A              N/A

         The information set forth in the foregoing table reflects certain fee reductions and expense limitations. See "Additional Trust Information - Investment Adviser, Transfer Agent and Custodian" and "Co-Administrators and Distributor." In the absence of such fee reductions and expense limitations, the annualized yield of each Fund for the same seven-day period would have been as follows: (1)


----------
(1) An income tax rate of 35.0% and 41.045% is used in the calculation of tax-equivalent yield and tax-equivalent effective yield, respectively for the Municipal Money Market and California Municipal Money Market Funds.

                                                        EFFECTIVE  TAX-EQUIVALENT   TAX-EQUIVALENT
                                                YIELD     YIELD        YIELD       EFFECTIVE YIELD
--------------------------------------------------------------------------------------------------
California Municipal Money Market Fund          0.48%     0.48%        0.81%          0.81%

Money Market Fund                               0.49%     0.50%         N/A            N/A

Municipal Money Market Fund                     0.47%     0.47%        0.72%          0.72%

U.S. Government Money Market Fund               0.56%     0.56%         N/A            N/A

U.S. Government Select Money Market Fund        0.43%     0.43%         N/A            N/A


         A Money Market Fund may also quote, from time to time, total return in accordance with SEC regulations. You may call 800/595-911 to obtain the current 7-day yield and other performance information or visit northernfunds.com.

EQUITY AND FIXED INCOME FUNDS

         The Equity and Fixed Income Funds calculate their total returns for each class of shares separately on an "annual total return" basis for various periods. Average annual total return reflects the average annual percentage change in value of an investment in the class over the measuring period. Total returns for each class of shares may also be calculated on an "aggregate total return" basis for various periods. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return reflect changes in the price of the shares and assume that any dividends and capital gain distributions made by the Fund with respect to a class during the period are reinvested in the shares of that class. When considering average total return figures for periods longer than one year, it is important to note that the annual total return of a class for any one year in the period might have been more or less than the average for the entire period. The Funds may also advertise from time to time the total return of one or more classes of shares on a year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules.

         Each Fund that advertises an "average annual total return" for a class of shares computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                        P (1+T)(TO THE POWER OF n) = ERV

         Where:  P =    hypothetical initial payment of $1,000;
                 T =    average annual total return;
                 n =    period covered by the computation, expressed in terms of
                        years; and
                 ERV =  ending redeemable value at the end of the 1-, 5- or
                        10-year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10- year (or other) period at the end of the 1-, 5- or 10-year periods (or fractional portion).

         Average annual total return (before taxes) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

         Each Non-Money Market Fund that advertises an "average annual total return-after taxes on distributions" for a class of shares computes such return by determining the average annual compounded rate of return after taxes on distributions during specified periods that equates the initial amount invested to the ending redeemable value after taxes on distributions but not after taxes on redemption according to the following formula:

                     P (1+T)(TO THE POWER OF n) = ATV(SUB D)

         Where:  P          = a hypothetical initial payment of $1,000
                 T          = average annual total return (after taxes on
                              distributions)
                 n          = number of years
                 ATV(SUB D) = ending value of a hypothetical $1,000 payment made at the beginning of the

                              1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion), after taxes on distributions but not after taxes on redemption.

         Average annual total return (after taxes on distributions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after Federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no Federal income tax consequences. This calculation also assumes that all dividends and distributions, less the Federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of Federal income taxes due on distributions, the Federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal Federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with Federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the Federal alternative minimum tax and (iii) the potential tax liabilities other than Federal tax liabilities (e.g., state and local taxes).

         Each Non-Money Market Fund that advertises an "average annual total return-after taxes on distributions and redemption" for a class of shares computes such return by determining the average annual compounded rate of return after taxes on distributions and redemption during specified periods that equates the initial amount invested to the ending redeemable value after taxes on distributions and redemption according to the following formula:

                    P (1+T)(TO THE POWER OF n) = ATV(SUB DR)

      Where:   P           = a hypothetical initial payment of $1,000
               T           = average annual total return (after taxes on
                             distributions and redemption)
               n           = number of years
               ATV(SUB DR) = ending value of a hypothetical $1,000 payment made at the beginning of the
                             1-, 5- or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on distributions and redemption.

         Average annual total return (after taxes on distributions and redemptions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after Federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the Federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the Federal income taxes due on distributions, the Federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal Federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with Federal tax law. The calculation disregards (i) the effect of phaseouts of certain exemptions, deductions and credits at various income levels, (ii) the impact of the Federal alternative minimum tax and (iii) the potential tax liabilities other than Federal tax liabilities (e.g., state and local taxes). In calculating the Federal income taxes due on redemptions, capital gains taxes resulting from the redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest Federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The Federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).

         Each Fund that advertises an "aggregate total return" for a class of shares computes such a return by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                T = [(ERV/P)] - 1

         The calculations set forth below are made assuming that (i) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, and (ii) all recurring fees charged to all shareholder accounts are included. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

                        For Periods Ended March 31, 2003

                                          AVERAGE ANNUAL TOTAL RETURNS (%)               AGGREGATE TOTAL RETURNS (%)
                                     ------------------------------------------  ------------------------------------------
                                                                        SINCE                                       SINCE
                                      1 YEAR     5 YEARS   10 YEARS   INCEPTION   1 YEAR     5 YEARS   10 YEARS   INCEPTION
                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Growth Equity Fund
(04/01/1994 Inception)
   with fee waivers and
   expense reimbursements              (26.25)     (3.34)      -         7.20     (26.25)    (15.63)      -         86.89

   without fee waivers and
   expense reimbursements              (26.52)     (3.63)      -         6.88     (26.52)    (17.09)      -         84.04

Growth Opportunities Fund
(09/26/2000 Inception)
   with fee waivers and
   expense reimbursements              (30.20)         -       -       (27.47)    (30.20)         -       -        (55.34)

   without fee waivers and
   expense reimbursements              (30.82)         -       -       (28.22)    (30.82)         -       -        (57.21)

Income Equity Fund
(04/01/1994 Inception)
   with fee waivers and
   expense reimbursements               (7.77)      1.76       -         8.09      (7.77)      9.13       -        101.38

   without fee waivers and
   expense reimbursements               (8.07)      1.43       -         7.71      (8.07)      7.49       -         97.92

International Growth Equity Fund
(04/01/1994 Inception)
   with fee waivers and
   expense reimbursements              (23.97)     (6.28)      -        (0.55)    (23.97)    (27.70)      -         (4.83)

   without fee waivers and
   expense reimbursements              (24.27)     (6.62)      -        (0.92)    (24.27)    (29.41)      -         (8.15)

                                      AVERAGE ANNUAL TOTAL RETURNS-AFTER TAXES    AVERAGE ANNUAL TOTAL RETURNS-AFTER TAXES
                                                 ON DISTRIBUTIONS (%)               ON DISTRIBUTIONS AND REDEMPTIONS (%)
                                     ------------------------------------------  ------------------------------------------
                                                                        SINCE                                       SINCE
                                      1 YEAR     5 YEARS   10 YEARS   INCEPTION   1 YEAR     5 YEARS   10 YEARS   INCEPTION
                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Growth Equity Fund
(04/01/1994 Inception)
   with fee waivers and
   expense reimbursements              (26.35)     (4.64)      -         5.83     (16.12)     (2.34)      -          6.03

   without fee waivers and
   expense reimbursements              (26.62)     (4.93)      -         5.51     (16.39)     (2.63)      -          5.71

Growth Opportunities Fund
(09/26/2000 Inception)
   with fee waivers and
   expense reimbursements              (30.20)         -       -       (27.49)    (18.55)         -       -        (20.79)

   without fee waivers and
   expense reimbursements              (30.82)         -       -       (28.24)    (19.17)         -       -        (21.54)

Income Equity Fund
(04/01/1994 Inception)
   with fee waivers and
   expense reimbursements               (9.04)     (0.65)      -         5.48      (4.76)      0.56       -          5.60

   without fee waivers and
   expense reimbursements               (9.34)     (0.98)      -         5.10      (5.06)      0.23       -          5.22

International Growth Equity Fund
(04/01/1994 Inception)
   with fee waivers and
   expense reimbursements              (24.21)     (8.31)      -        (2.23)    (14.71)     (5.06)      -         (0.73)

   without fee waivers and
   expense reimbursements              (24.51)     (8.65)      -        (2.60)    (15.01)     (5.40)      -         (1.10)

                        For Periods Ended March 31, 2003

                                          AVERAGE ANNUAL TOTAL RETURNS (%)              AGGREGATE TOTAL RETURNS (%)
                                     ------------------------------------------  ------------------------------------------
                                                                        SINCE                                       SINCE
                                      1 YEAR     5 YEARS   10 YEARS   INCEPTION   1 YEAR     5 YEARS   10 YEARS   INCEPTION
                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Large Cap Value Fund
(08/03/2000 Inception)
   with fee waivers and
   expense reimbursements              (23.05)        -       -        (3.32)     (23.05)         -       -         (8.59)

   without fee waivers and
   expense reimbursements              (23.22)        -       -        (3.99)     (23.22)         -       -        (10.38)

Mid Cap Growth Fund
(03/31/1998 Inception)
   with fee waivers and
   expense reimbursements              (22.15)     1.79       -         1.79      (22.15)      9.26       -          9.26

   without fee waivers and
   expense reimbursements              (22.43)     1.42       -         1.42      (22.43)      7.41       -          7.41

Select Equity Fund
(04/06/1994 Inception)
   with fee waivers and
   expense reimbursements              (24.02)    (0.30)      -         9.82      (24.02)     (1.48)      -        131.96

   without fee waivers and
   expense reimbursements              (24.42)    (0.80)      -         9.12      (24.42)     (3.97)      -        125.70

Small Cap Growth Fund
(09/30/1999 Inception)
   with fee waivers and
   expense reimbursements              (29.65)        -       -        (5.62)     (29.65)         -       -        (18.34)

   without fee waivers and
   expense reimbursements              (29.88)        -       -        (5.91)     (29.88)         -       -        (19.37)

                                      AVERAGE ANNUAL TOTAL RETURNS-AFTER TAXES    AVERAGE ANNUAL TOTAL RETURNS-AFTER TAXES
                                                 ON DISTRIBUTIONS (%)               ON DISTRIBUTIONS AND REDEMPTIONS (%)
                                     ------------------------------------------  ------------------------------------------
                                                                        SINCE                                       SINCE
                                      1 YEAR     5 YEARS   10 YEARS   INCEPTION   1 YEAR     5 YEARS   10 YEARS   INCEPTION
                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Large Cap Value Fund
(08/03/2000 Inception)
   with fee waivers and
   expense reimbursements              (23.39)        -       -        (3.65)     (14.14)         -        -       (2.79)

   without fee waivers and
   expense reimbursements              (23.56)        -       -        (4.32)     (14.31)         -        -       (3.46)

Mid Cap Growth Fund
(03/31/1998 Inception)
   with fee waivers and
   expense reimbursements              (22.15)     0.50       -         0.50      (13.60)      1.11        -        1.11

   without fee waivers and
   expense reimbursements              (22.43)     0.13       -         0.13      (13.88)      0.74        -        0.74

Select Equity Fund
(04/06/1994 Inception)
   with fee waivers and
   expense reimbursements              (24.02)    (1.61)      -         8.25      (14.75)     (0.26)       -        7.95

   without fee waivers and
   expense reimbursements              (24.42)    (2.11)      -         7.55      (15.15)     (0.76)       -        7.25

Small Cap Growth Fund
(09/30/1999 Inception)
   with fee waivers and
   expense reimbursements              (29.65)        -       -        (7.54)     (18.20)         -        -       (4.97)

   without fee waivers and
   expense reimbursements              (29.88)        -       -        (7.83)     (18.43)         -        -       (5.26)

                        For Periods Ended March 31, 2003

                                          AVERAGE ANNUAL TOTAL RETURNS (%)               AGGREGATE TOTAL RETURNS (%)
                                     ------------------------------------------  ------------------------------------------
                                                                        SINCE                                       SINCE
                                      1 YEAR     5 YEARS   10 YEARS   INCEPTION   1 YEAR     5 YEARS   10 YEARS   INCEPTION
                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Small Cap Index Fund
(09/03/1999 Inception)
   with fee waivers and
   expense reimbursements              (27.49)        -       -        (4.22)     (27.49)         -       -        (14.27)

   without fee waivers and
   expense reimbursements              (27.94)        -       -        (4.84)     (27.94)         -       -        (16.49)

Small Cap Value Fund
(04/01/1994 Inception)
   with fee waivers and
   expense reimbursements              (20.76)    (0.50)      -         7.73      (20.76)     (2.47)      -         95.41

   without fee waivers and
   expense reimbursements              (21.16)    (1.01)      -         7.18      (21.16)     (5.01)      -         90.43

Stock Index Fund
(10/07/1996 Inception)
   with fee waivers and
   expense reimbursements              (25.22)    (4.28)      -         3.87      (25.22)    (19.66)      -         27.91

   without fee waivers and
   expense reimbursements              (25.53)    (4.65)      -         3.23      (25.53)    (21.51)      -         23.75

Technology Fund
(04/01/1996 Inception)
   with fee waivers and
   expense reimbursements              (35.57)    (2.96)      -         6.82      (35.57)    (13.94)      -         58.68

   without fee waivers and
   expense reimbursements              (35.85)    (3.23)      -         6.42      (35.85)    (15.30)      -         55.10

                                      AVERAGE ANNUAL TOTAL RETURNS-AFTER TAXES    AVERAGE ANNUAL TOTAL RETURNS-AFTER TAXES
                                                 ON DISTRIBUTIONS (%)               ON DISTRIBUTIONS AND REDEMPTIONS (%)
                                     ------------------------------------------  ------------------------------------------
                                                                        SINCE                                       SINCE
                                      1 YEAR     5 YEARS   10 YEARS   INCEPTION   1 YEAR     5 YEARS   10 YEARS   INCEPTION
                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Small Cap Index Fund
(09/03/1999 Inception)
   with fee waivers and
   expense reimbursements              (27.74)        -       -        (6.73)     (16.84)         -       -         (3.69)

   without fee waivers and
   expense reimbursements              (28.19)        -       -        (7.35)     (17.29)         -       -         (4.31)

Small Cap Value Fund
(04/01/1994 Inception)
   with fee waivers and
   expense reimbursements              (20.90)    (2.87)      -         5.62      (12.74)     (0.71)      -          5.93

   without fee waivers and
   expense reimbursements              (21.30)    (3.38)      -         5.07      (13.14)     (1.22)      -          5.38

Stock Index Fund
(10/07/1996 Inception)
   with fee waivers and
   expense reimbursements              (25.59)    (5.01)      -         2.91      (15.48)     (3.40)      -          2.95

   without fee waivers and
   expense reimbursements              (25.90)    (5.38)      -         2.27      (15.79)     (3.77)      -          2.31

Technology Fund
(04/01/1996 Inception)
   with fee waivers and
   expense reimbursements              (35.57)    (6.14)      -         3.92      (21.84)     (0.81)      -          6.75

   without fee waivers and
   expense reimbursements              (35.85)    (6.41)      -         3.52      (22.12)     (1.08)      -          6.35

                        For Periods Ended March 31, 2003

                                          AVERAGE ANNUAL TOTAL RETURNS (%)               AGGREGATE TOTAL RETURNS (%)
                                     ------------------------------------------  ------------------------------------------
                                                                        SINCE                                       SINCE
                                      1 YEAR     5 YEARS   10 YEARS   INCEPTION   1 YEAR     5 YEARS   10 YEARS   INCEPTION
                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Arizona Tax-Exempt Fund
(10/01/1999 Inception)
   with fee waivers and
   expense reimbursements               9.87         -        -         7.61       9.87            -       -        29.24

   without fee waivers and
   expense reimbursements               9.60         -        -         7.26       9.60            -       -        28.03

California Intermediate
Tax-Exempt Fund
(10/01/1999 Inception)
   with fee waivers and
   expense reimbursements               9.06         -        -         6.62       9.06            -       -        25.15

   without fee waivers and
   expense reimbursements               8.81         -        -         6.31       8.81            -       -        24.08

California Tax-Exempt Fund
(04/08/1997 Inception)
   with fee waivers and
   expense reimbursements              10.88      5.96        -         6.95      10.88        33.54       -        49.42

   without fee waivers and
   expense reimbursements              10.65      5.71        -         6.61      10.65        32.28       -        47.41

Fixed Income Fund
(04/01/1994 Inception)
   with fee waivers and
   expense reimbursements               9.27      5.84        -         6.76       9.27        32.82       -        80.07

   without fee waivers and
   expense reimbursements               9.13      5.69        -         6.57       9.13        32.07       -        78.39

Florida Intermediate Tax-
Exempt Fund
(08/15/1996 Inception)
   with fee waivers and
   expense reimbursements               9.01      5.23        -         5.64       9.01        29.03       -        43.83

   without fee waivers and
   expense reimbursements               8.68      4.85        -         5.05       8.68        27.13       -        39.91

                                          AVERAGE ANNUAL TOTAL RETURNS-AFTER      AVERAGE ANNUAL TOTAL RETURNS-AFTER TAXES
                                             TAXES ON DISTRIBUTIONS (%)             ON DISTRIBUTIONS AND REDEMPTIONS (%)
                                     ------------------------------------------  ------------------------------------------
                                                              10        SINCE                                       SINCE
                                      1 YEAR     5 YEARS     YEARS    INCEPTION   1 YEAR     5 YEARS   10 YEARS   INCEPTION
                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Arizona Tax-Exempt Fund
(10/01/1999 Inception)
   with fee waivers and
   expense reimbursements               9.36          -        -         7.33       7.80          -        -         6.88

   without fee waivers and
   expense reimbursements               9.09          -        -         6.98       7.53          -        -         6.53

California Intermediate
Tax-Exempt Fund
(10/01/1999 Inception)
   with fee waivers and
   expense reimbursements               8.56          -        -         6.42       7.19          -        -         6.09

   without fee waivers and
   expense reimbursements               8.31          -        -         6.11       6.94          -        -         5.78

California Tax-Exempt Fund
(04/08/1997 Inception)
   with fee waivers and
   expense reimbursements              10.42       5.76        -         6.78       8.51       5.55        -         6.42

   without fee waivers and
   expense reimbursements              10.19       5.51        -         6.44       8.28       5.30        -         6.08

Fixed Income Fund
(04/01/1994 Inception)
   with fee waivers and
   expense reimbursements               7.62       3.44        -         4.21       5.65       3.49        -         4.16

   without fee waivers and
   expense reimbursements               7.48       3.29        -         4.02       5.51       3.34        -         3.97

Florida Intermediate Tax-
Exempt Fund
(08/15/1996 Inception)
   with fee waivers and
   expense reimbursements               8.62       5.00        -         5.47       6.93       4.86        -         5.25

   without fee waivers and
   expense reimbursements               8.29       4.62        -         4.88       6.60       4.48        -         4.66

                        For Periods Ended March 31, 2003

                                          AVERAGE ANNUAL TOTAL RETURNS (%)               AGGREGATE TOTAL RETURNS (%)
                                     ------------------------------------------  ------------------------------------------
                                                                        SINCE                                       SINCE
                                      1 YEAR     5 YEARS   10 YEARS   INCEPTION   1 YEAR     5 YEARS   10 YEARS   INCEPTION
                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Global Fixed Income Fund
(04/01/1994 Inception)
   with fee waivers and
   expense reimbursements              18.41       4.59       -         5.25      18.41      25.14        -          58.50

   without fee waivers and
   expense reimbursements              17.92       3.97       -         4.50      17.92      22.05        -          51.76

High Yield Fixed Income Fund
(12/31/1998 Inception)
   with fee waivers and
   expense reimbursements               5.09          -       -         2.57       5.09          -        -          11.39

   without fee waivers and
   expense reimbursements               4.93          -       -         2.10       4.93          -        -           9.39

High Yield Municipal Fund
(12/31/1998 Inception)
   with fee waivers and
   expense reimbursements               7.36          -       -         3.43       7.36          -        -          15.40

   without fee waivers and
   expense reimbursements               7.01          -       -         1.89       7.01          -        -           8.85

Intermediate Tax-Exempt Fund
(04/01/1994 Inception)
   with fee waivers and
   expense reimbursements               9.61       5.29       -         5.33       9.61      29.43        -          59.55

   without fee waivers and
   expense reimbursements               9.42       5.09       -         5.12       9.42      28.43        -          57.64

Short-Intermediate U.S.
Government Fund
(10/01/1999 Inception)
   with fee waivers and
   expense reimbursements               7.91          -       -         6.91       7.91          -        -          26.35

   without fee waivers and
   expense reimbursements               7.73          -       -         6.63       7.73          -        -          25.38

                                          AVERAGE ANNUAL TOTAL RETURNS-AFTER      AVERAGE ANNUAL TOTAL RETURNS-AFTER TAXES
                                             TAXES ON DISTRIBUTIONS (%)             ON DISTRIBUTIONS AND REDEMPTIONS (%)
                                     ------------------------------------------  ------------------------------------------
                                                              10        SINCE                                       SINCE
                                      1 YEAR     5 YEARS     YEARS    INCEPTION   1 YEAR     5 YEARS   10 YEARS   INCEPTION
                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Global Fixed Income Fund
(04/01/1994 Inception)
   with fee waivers and
   expense reimbursements              17.47      3.39        -         3.48      11.28       3.10        -           3.35

   without fee waivers and
   expense reimbursements              16.98      2.77        -         2.73      10.79       2.48        -           2.60

High Yield Fixed Income Fund
(12/31/1998 Inception)
   with fee waivers and
   expense reimbursements               1.67         -        -        (1.02)      3.01          -        -           0.26

   without fee waivers and
   expense reimbursements               1.50         -        -        (1.49)      2.84          -        -          (0.21)

High Yield Municipal Fund
(12/31/1998 Inception)
   with fee waivers and
   expense reimbursements               7.36         -        -         3.43       6.51          -        -           3.69

   without fee waivers and
   expense reimbursements               7.01         -        -         1.89       6.16          -        -           2.15

Intermediate Tax-Exempt Fund
(04/01/1994 Inception)
   with fee waivers and
   expense reimbursements               8.84      5.04        -         5.13       7.40       4.92        -           5.01

   without fee waivers and
   expense reimbursements               8.65      4.84        -         4.92       7.21       4.72        -           4.80

Short-Intermediate U.S.
Government Fund
(10/01/1999 Inception)
   with fee waivers and
   expense reimbursements               6.38         -        -         4.83       4.89          -        -           4.53

   without fee waivers and
   expense reimbursements               6.20         -        -         4.55       4.71          -        -           4.25

                        For Periods Ended March 31, 2003

                                          AVERAGE ANNUAL TOTAL RETURNS (%)                 AGGREGATE TOTAL RETURNS (%)
                                     ------------------------------------------  ------------------------------------------------
                                                                        SINCE
                                      1 YEAR     5 YEARS   10 YEARS   INCEPTION   1 YEAR     5 YEARS   10 YEARS   SINCE INCEPTION
                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------------
Tax-Exempt Fund
(04/01/1994 Inception)
   with fee waivers and
   expense reimbursements              10.17      5.65        -         6.28       10.17      31.63        -         72.93

   without fee waivers and
   expense reimbursements               9.97      5.44        -         6.05        9.97      30.60        -         70.90

U.S. Government Fund
(04/01/1994 Inception)
   with fee waivers and
   expense reimbursements              10.73      6.81        -         6.45       10.73      39.00        -         75.45

   without fee waivers and
   expense reimbursements              10.58      6.65        -         6.28       10.58      38.21        -         73.88

                                          AVERAGE ANNUAL TOTAL RETURNS-AFTER      AVERAGE ANNUAL TOTAL RETURNS-AFTER TAXES
                                             TAXES ON DISTRIBUTIONS (%)              ON DISTRIBUTIONS AND REDEMPTIONS (%)
                                     ------------------------------------------  ------------------------------------------
                                                              10        SINCE                                       SINCE
                                      1 YEAR     5 YEARS     YEARS    INCEPTION   1 YEAR     5 YEARS   10 YEARS   INCEPTION
                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Tax-Exempt Fund
(04/01/1994 Inception)
   with fee waivers and
   expense reimbursements               9.60       5.40       -         6.08       8.04       5.31        -         5.92

   without fee waivers and
   expense reimbursements               9.40       5.19       -         5.85       7.84       5.10        -         5.69

U.S. Government Fund
(04/01/1994 Inception)
   with fee waivers and
   expense reimbursements               8.33       4.49       -         4.18       6.84       4.35        -         4.07

   without fee waivers and
   expense reimbursements               8.18       4.33       -         4.01       6.69       4.19        -         3.90

         The yield of a Non-Money Market Fund is computed based on the Fund's net income during a specified 30-day (or one month) period which period will be identified in connection with the particular yield quotation. More specifically, the Fund's yield is computed by dividing the per share net income during a 30-day (or one month) period by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis.

         A Non-Money Market Fund calculates its 30-day (or one month) standard yield in accordance with the method prescribed by the SEC for mutual funds:

                Yield = 2[{(a-b/cd) + 1}(TO THE POWER OF 6) - 1]

           Where:   a = dividends and interest earned during the period;

                    b = expenses accrued for the period (net of reimbursements);

                    c = average daily number of shares outstanding during the
                          period entitled to receive dividends; and

                    d = net asset value per share on the last day of the period.

         Based on the foregoing calculations, the Funds' yields for the 30-day period ended March 31, 2003, were as follows:


                                                      AFTER FEE   BEFORE FEE
                                                       WAIVERS     WAIVERS
           -----------------------------------------------------------------
           Income Equity Fund                            1.91%        1.58%
           Arizona Tax-Exempt Fund                       2.87%        2.60%
           California Intermediate Tax-Exempt Fund       2.35%        2.09%
           California Tax-Exempt Fund                    3.20%        2.97%
           Fixed Income Fund                             3.01%        2.88%
           Florida Intermediate Tax-Exempt Fund          2.32%        1.94%
           Global Fixed Income Fund                      1.72%        1.18%
           High Yield Fixed Income Fund                  8.58%        8.41%
           High Yield Municipal Fund                     4.84%        4.49%
           Intermediate Tax-Exempt Fund                  2.72%        2.52%
           Short-Intermediate U.S. Government Fund       1.67%        1.45%
           Tax-Exempt Fund                               3.35%        3.16%
           U.S. Government Fund                          2.12%        1.97%



         A Non-Money Market Fund's "tax-equivalent" yield is computed by: (i) dividing the portion of the Fund's yield (calculated as above) that is exempt from income tax by one minus a stated income tax rate; and (ii) adding the quotient to that portion, if any, of the Fund's yield that is not exempt from income tax. For the 30-day period ended March 31, 2003, and using a Federal income tax rate of 38.276% for the Arizona Tax-Exempt Fund, 35% for the Florida Intermediate Tax-Exempt, High Yield Municipal, Intermediate Tax-Exempt and Tax-Exempt Funds and 41.045% for the California Intermediate Tax-Exempt and California Tax-Exempt Funds, the 30-day tax-equivalent yields were as follows:


                                                      AFTER FEE   BEFORE FEE
                                                       WAIVERS     WAIVERS
           -----------------------------------------------------------------
           Arizona Tax-Exempt                            4.87%        4.41%
           California Intermediate Tax-Exempt            3.81%        3.39%
           California Tax-Exempt                         5.19%        4.81%
           Florida Intermediate Tax-Exempt               3.57%        2.99%
           High Yield Municipal                          7.44%        6.90%
           Intermediate Tax-Exempt                       4.19%        3.88%
           Tax-Exempt                                    5.15%        4.85%

GENERAL INFORMATION

         The performance information set forth above includes the reinvestment of dividends and distributions. Certain performance information set forth above reflects fee waivers in effect; in the absence of fee waivers, these performance figures would be reduced. Any fees imposed by Northern Trust or other Service Organizations on their customers in connection with investments in the Funds are not reflected in the Trust's calculations of performance for the Funds.

         Each Fund's performance will fluctuate, unlike bank deposits or other investments which pay a fixed yield for a stated period of time. Past performance is not necessarily indicative of future return. Actual performance will depend on such variables as portfolio quality, average portfolio maturity, the type of portfolio instruments acquired, changes in interest rates, portfolio expenses and other factors. Performance is one basis investors may use to analyze a Fund as compared to other funds and other investment vehicles. However, performance of other funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing net asset value and determining performance.

         The performance of each Fund may be compared to those of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Funds may be compared to data prepared by Lipper Analytical Services, Inc. or to the S&P 500 Index, the S&P MidCap 400 Index, the Russell 2000 or 1000 Index, the Consumer Price Index or the Dow Jones Industrial Average. In addition, performance of the U.S. Government Fund may be compared to the Lehman Brothers Intermediate U.S. Government Bond Index. Performance of the Short-Intermediate U.S. Government Fund may be compared to the Merrill Lynch 1-5 year Government Index. Performance of the Intermediate Tax-Exempt Fund may be compared to the Lehman Brothers Mutual Fund Intermediate Municipal Bond Index. Performance of the California Intermediate Tax-Exempt Fund may be compared to the Lehman Brothers Mutual Fund California Intermediate Tax-Exempt Municipal Index. Performance of the Florida Intermediate Tax-Exempt Fund may be compared to the Lehman Brothers Mutual Fund Florida Intermediate Tax-Exempt Municipal Index. Performance of the Fixed Income Fund may be compared to the Lehman Brothers Aggregate Bond Index. Performance of the Tax-Exempt Fund may be compared to the Lehman Brothers Mutual Fund Municipal Bond Index. Performance of the Arizona Tax-Exempt Fund may be compared to the Lehman Brothers Arizona Municipal Bond Index. Performance of the California Tax-Exempt Fund may be compared to the Lehman Brothers Mutual Fund California Municipal Index. Performance of the Global Fixed Income Fund may be compared to the J.P. Morgan Government Bond Index Global. Performance of the High Yield Municipal Fund may be compared to the Lehman Brothers Municipal Non-Investment Grade Bond Index. Performance of the High Yield Fixed Income Fund may be compared to the Lehman Brothers High Yield Corporate Bond Index. Performance of the Income Equity Fund may be compared to the Merrill Lynch All U.S. Convertibles Index. Performance of the International Growth Equity Fund may be compared to the Morgan Stanley Capital International Europe, Australia and Far East Index ("MSCI EAFE"). Performance of the Technology Fund may be compared to the Morgan Stanley High Tech 35 Index, the S&P 500 Index and any other comparable technology index. Performance of the Growth Opportunities Fund may be compared to the the Russell 2500(R) Growth Index. Performance of the Large Cap Value Fund may be compared to the S&P 500/Barra Value Index. Performance of the Mid Cap Growth Fund may be compared to the Russell Midcap Growth Index. Performance of the Select Equity Fund may be compared to the Russell 1000(R) Growth Index. Performance of the Small Cap Growth Fund may be compared to the Russell 2000 Growth Index. Performance of the Small Cap Value Fund may be compared to the Russell 2000 Value Index. Performance data as reported in national financial publications such as Money, Forbes, Barron's, the Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of a Fund. From time to time, the Funds may also quote the mutual fund ratings of Morningstar, Inc. and other services in their advertising materials.

         Ibbotson Associates of Chicago, Illinois ("Ibbotson") provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index) and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. The Funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Funds. The Funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.

         The Funds may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original investment in the Fund, but also of the additional Fund shares received through reinvestment.

         The Funds may include discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic and political conditions, the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time, advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of Northern Trust as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. In addition, selected indices may be used to illustrate historic performance of selected asset classes. The Funds may also include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, treasury bills and shares of a Fund. Also, advertisements, sales literature, communications to shareholders or other materials may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternative to certificates of deposit and other financial instruments. Such sales literature, communications to shareholders or other materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

         Materials may include lists of representative clients of Northern Trust. Materials may refer to the CUSIP numbers of the Funds and may illustrate how to find the listings of the Funds in newspapers and periodicals. Materials may also include discussions of other Funds, investment products, and services.

         The Funds may quote various measures of volatility and benchmark correlation in advertising. In addition, the Funds may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data.

         The Funds may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

         A Fund may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics.

         Advertisements and sales materials relating to a Fund may include information regarding the background and experience of its portfolio managers.

                                 NET ASSET VALUE

         As stated in the Prospectus for the Money Market Funds, each Money Market Fund seeks to maintain a net asset value of $1.00 per share and, in this connection, values its instruments on the basis of amortized cost pursuant to Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if the Fund sold the instrument. During such periods the yield to investors in the Fund may differ somewhat from that obtained in a similar entity which uses available indications as to market value to value its portfolio instruments. For example, if the use of amortized cost resulted in a lower (higher) aggregate Fund value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher (lower) yield and ownership interest than would result from investment in such similar entity and existing investors would receive less
(more) investment income and ownership interest. However, the Trust expects that the procedures and limitations referred to in the following paragraphs of this section will tend to minimize the differences referred to above.

         Under Rule 2a-7, the Trust's Board of Trustees, in supervising the Trust's operations and delegating special responsibilities involving portfolio management to the Investment Adviser, has established procedures that are intended, taking into account current market conditions and the Funds' investment objectives, to stabilize the net asset value of each Money Market Fund, as computed for the purposes of purchases and redemptions, at $1.00 per share. The Trustees' procedures include periodic monitoring of the difference (the "Market Value Difference") between the amortized cost value per share and the net asset value per share based upon available indications of market value. Available indications of market value used by the Trust consist of actual market quotations or appropriate substitutes which reflect current market conditions and include (i) quotations or estimates of market value for individual portfolio instruments and/or (ii) values for individual portfolio instruments derived from market quotations relating to varying maturities of a class of money market instruments. In the event the Market Value Difference of a given Money Market Fund exceeds certain limits or NTI believes that the market value difference may result in material dilution or other unfair results to investors or existing shareholders, the Trust will take action in accordance with the 1940 Act and (e.g., selling portfolio instruments to shorten average portfolio maturity or to realize capital gains or losses, reducing or suspending shareholder income accruals, redeeming shares in kind, or utilizing a net asset value per share based upon available indications of market value which under such circumstances would vary from $1.00) to eliminate or reduce to the extent reasonably practicable any material dilution or other unfair results to investors or existing shareholders which might arise from Market Value Differences. In particular, if losses were sustained by a Fund, the number of outstanding shares might be reduced in order to maintain a net asset value per share of $1.00. Such reduction would be effected by having each shareholder proportionately contribute to the Fund's capital the necessary shares to restore such net asset value per share. Each shareholder will be deemed to have agreed to such contribution in these circumstances by investing in the Fund.

         Rule 2a-7 requires that each Money Market Fund limit its investments to instruments which the Investment Adviser determines (pursuant to guidelines established by the Board of Trustees) to present minimal credit risks and which are "Eligible Securities" as defined by the SEC and described in the Prospectuses. The Rule also requires that each Money Market Fund maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to its policy of maintaining a stable net asset value per share and precludes the purchase of any instrument deemed under the Rule to have a remaining maturity of more than 397 calendar days, (as calculated pursuant to Rule 2a-7). Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Rule requires a Money Market Fund to invest its available cash in such a manner as to reduce such maturity to the prescribed limit as soon as reasonably practicable.

         With respect to the Non-Money Market Funds, equity securities traded on U.S. securities exchanges or quoted in the NASDAQ National Market System are valued at the regular trading session closing price on the exchange or system in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities that are not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Such evaluated prices may be determined taking into account securities prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities. The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid or asked price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Shares of investment companies are valued at net asset value. Spot and forward currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided bid prices, as are swaps, caps, collars and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments are valued at amortized cost, which the Investment Advisers have determined, pursuant to Board authorization, approximates market value. Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by the Investment Advisers under the supervision of the Board of Trustees.

         The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. Eastern Standard Time. The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were processed at a net asset value other than the Fund's official closing net asset value. For instance, if a pricing error is discovered that impacts the Fund's net asset value, the corrected net asset value would be the "official closing net asset value" and the erroneous net asset value would be "a net asset value other than the Fund's official closing net asset value." Those transactions that were processed using the erroneous net asset value may then be reprocessed using the "official closing net asset value." The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, each Fund may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

         The Investment Adviser is not required to calculate the net asset value of a Fund on days during which no shares are tendered to a Fund for redemption and no orders to purchase or sell shares are received by a Fund, or on days on which there is an insufficient degree of trading in the Fund's portfolio securities for changes in the value of such securities to affect materially the net asset value per share.

                                      TAXES

         The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in the Prospectuses are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

         The discussions of Federal and state tax consequences in the Prospectuses and this Additional Statement are based on the Code and the laws and regulations issued thereunder as in effect on the date of this Additional Statement. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

FEDERAL - GENERAL INFORMATION

         Each Fund intends to qualify as a regulated investment company under
Part I of Subchapter M of Subtitle A, Chapter 1 of the Code. As a regulated investment company, each Fund is generally exempt from Federal income tax on its net investment income and realized capital gains which it distributes to shareholders, provided that it distributes an amount equal to at least the sum of 90% of its tax-exempt income and 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below.

         In addition to satisfaction of the Distribution Requirement, each Fund must derive with respect to a taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement").

         In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of each Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers (as to which a Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which a Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Fund's total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which such Fund controls and which are engaged in the same or similar trades or businesses.

         Each Fund intends to distribute to shareholders any excess of net long-term capital gain over net short-term capital loss ("net capital gain") for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held the shares, whether such gain was recognized by the Fund prior to the date on which a shareholder acquired shares of the Fund and whether the distribution was paid in cash or reinvested in shares. In addition, investors should be aware that any loss realized upon the sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that have been paid with respect to such shares.

         In addition, certain other distributions paid by the Equity Funds to shareholders who are individuals may also be taxable at long- term capital gain rates. In general, if (i) certain holding period and other requirements are met and (ii) 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or "qualified" foreign corporations ("qualifying dividends"), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gains rates. However, if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to shareholders who are individuals will be taxed at long-term capital gains rates only to extent the distributions are derived from qualifying dividends earned by the Fund. The amount of a Fund's distributions that are qualifying dividends may be reduced as a result of a Fund's securities lending activities. This is because any dividends paid on securities while on loan will not be deemed to have been received by a Fund, and the equivalent amount paid to the Fund by the borrower of the securities will not be deemed to be a qualifying dividend. In general, long-term capital gains and dividend are taxed at a 15% rate.

         In the case of corporate shareholders, distributions of a Fund for any taxable year generally qualify for the dividends-received deduction to the extent of the gross amount of dividends received by the Fund for domestic corporations for the year. A dividend will usually qualify if it has been received from a domestic corporation. A portion of the dividends paid by the Growth Opportunities Fund, Income Equity Fund, Large Cap Value Fund, Mid Cap Growth, Stock Index Fund, Growth Equity Fund, Select Equity Fund, Small Cap Growth Fund, Small Cap Index Fund, Small Cap Value Fund and Technology Fund, may qualify for the dividends - received deduction. The amount of such dividends may, however, be reduced as a result of a Fund's securities lending activities as described above.

         Securities lending activities of the International Funds and the Global Fixed Income Fund may also result in a reduction of foreign tax credits for shareholders of those funds, because a lender of securities does not accrue foreign tax credits for foreign taxes withheld from interest on dividend payments with respect to those securities while the loan is in place.

         Dividends and distributions from each Fund will generally be taxable to you in the tax year in which they are paid, with one exception. Dividends and distributions declared by a Fund in October, November or December and paid in January are taxed as though they were paid by December 31.

         If for any taxable year any Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, all distributions whether or not derived from exempt-interest income would be taxable as ordinary income to the extent of such Fund's current and accumulated earnings and profits and would be eligible for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

         The Code imposes a non-deductible 4% excise tax on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

         Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all Federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities.

         For Federal income tax purposes, each Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations.

         As of March 31, 2003, the following Funds had capital loss carry forwards approximating the amount indicated for Federal tax purposes:

                                      EXPIRING          EXPIRING          EXPIRING          EXPIRING
FUND                               MARCH 31, 2008    MARCH 31, 2009    MARCH 31, 2010    MARCH 31, 2011
--------------------------------------------------------------------------------------------------------
Growth Equity                                    -                 -  $          8,207  $         53,359
Growth Opportunities                             -  $            728            27,517             2,414
Income Equity                                    -                 -                 -             7,731
International Growth Equity                      -                 -           168,028            48,812

Large Cap Value                                  -                 -             2,512            29,845
Mid Cap Growth                                   -            29,234           159,515            43,006
Select Equity                                    -                 -           111,294            69,054
Small Cap Growth                                 -            75,935           129,320            28,257
Small Cap Index                                  -                 -                 -            21,198
Small Cap Value                                  -                 -            16,379                 -
Stock Index                                      -                 -             4,526            10,233
Technology                                       -           223,930           606,810           217,638
Global Fixed Income                              -                 -                38               181
High Yield Fixed Income           $          2,518             7,141            19,567            27,459
High Yield Municipal                           131               531               535               107

         The Trust will be required in certain cases to withhold and remit to the U.S. Treasury 28% of the dividends or gross sale proceeds paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify to the Trust, when required to do so, that he or she is not subject to backup withholding or that he or she is an "exempt recipient."

FEDERAL - TAX-EXEMPT INFORMATION

         As described in the Prospectuses, the Arizona Tax-Exempt, California Intermediate Tax-Exempt, California Tax-Exempt, Florida Intermediate Tax-Exempt, High Yield Municipal, Intermediate Tax-Exempt, Tax-Exempt, California Municipal Money Market and Municipal Money Market Funds are designed to provide investors with Federally tax-exempt interest income. The Funds are not intended to constitute a balanced investment program and are not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Funds would not be suitable for tax-exempt institutions or for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the Funds' dividends being tax-exempt. In addition, the Funds may not be an appropriate investment for persons or entities that are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person which regularly uses a part of such facilities in its trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, which occupies more than 5% of the usable area of such facilities or for which such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, partnerships and their partners and S corporations and their shareholders.

         In order for the Arizona Tax-Exempt, California Intermediate Tax-Exempt, California Municipal Money Market, California Tax-Exempt, Florida Intermediate Tax-Exempt, High Yield Municipal, Intermediate Tax-Exempt, Municipal Money Market or Tax-Exempt Funds to pay Federal exempt-interest dividends with respect to any taxable year, at the close of each taxable quarter at least 50% of the aggregate value of the Fund must consist of tax-exempt obligations. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by a Fund and designated as an exempt-interest dividend in a written notice mailed to shareholders not later than 60 days after the close of the Fund's taxable year. However, the aggregate amount of dividends so designated by a Fund cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by a Fund with respect to any taxable year which qualifies as Federal exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund with respect to such year.

         Interest on indebtedness incurred by a shareholder to purchase or carry shares of a tax exempt Fund generally is not deductible for Federal income tax purposes to the extent attributable to exempt-interest-dividends. If a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends earned with respect to the shares. The Treasury Department, however, is authorized to issue regulations reducing the six-month holding requirement to a period of not less than the greater of 31 days or the period between regular distributions for investment companies that regularly distribute at least 90% of its net tax-exempt interest. No such regulations have been issued as of the date of this Additional Statement.

         Corporate taxpayers will be required to take into account all exempt-interest dividends from the Tax-Exempt Funds and the Municipal Funds in determining certain adjustments for alternative minimum tax purposes.

         The Funds will determine annually the percentages of their respective net investment income which are exempt from tax, which constitute an item of tax preference for purposes of the Federal alternative minimum tax, and which are fully taxable, and will apply these percentages uniformly to all dividends declared from net investment income during that year. These percentages may differ significantly from the actual percentages for any particular day.

         Shareholders will be advised annually as to the Federal income tax consequences of distributions made by the Funds.

TAXATION OF CERTAIN FINANCIAL INSTRUMENTS

         The tax principles applicable to transactions in financial instruments and futures contacts and options that may be engaged in by a Fund, and investments in passive foreign investment companies ("PFICs"), are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

         In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

SPECIAL STATE TAX CONSIDERATIONS PERTAINING TO THE CALIFORNIA FUNDS

         Assuming each of the California Funds qualifies as a regulated investment company, it will be relieved of liability for California state franchise and corporate income tax to the extent its earnings are distributed to its shareholders. Each of the California Funds may be taxed on its undistributed taxable income. If for any year one of the California Funds does not qualify as a regulated investment company, all of that Fund's taxable income (including interest income on California municipal instruments for franchise tax purposes only) may be subject to California state franchise or income tax at regular corporate rates.

         If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a regulated investment company, or series thereof, consists of obligations the interest on which, if held by an individual, is exempt from taxation by California ("California municipal instruments") then a regulated investment company, or series thereof, will be qualified to pay dividends exempt from California state personal income tax to its non-corporate shareholders (hereinafter referred to as "California exempt-interest dividends"). "Series" of a regulated investment company is defined as a segregated portfolio of assets, the beneficial interest in which is defined as a series of stock of the company. Each of the California Funds intends to qualify under the above requirements so that it can pay California exempt-interest dividends. If one of the California Funds fails to so qualify, no part of that Fund's dividends to shareholders will be exempt from the California state personal income tax. Each of the California Funds may reject purchase orders for shares if it appears desirable to avoid failing to so qualify.

         Within 60 days after the close of its taxable year, each of the California Funds will notify each shareholder of the portion of the dividends paid by the Fund to the shareholder with respect to such taxable year, which is exempt from California state personal income tax. The total amount of California exempt-interest dividends paid by the Fund with respect to any taxable year cannot exceed the excess of the amount of interest received by the Fund for such year on California municipal instruments over any amounts that, if the Fund were treated as an individual, would be considered expenses related to tax-exempt income or amortizable bond premium and would thus not be deductible under Federal income or California state personal income tax law. The percentage of total dividends paid by the Fund with respect to any taxable year, which qualifies as California exempt-interest dividends, will be the same for all shareholders receiving dividends from the Fund with respect to such year.

         In cases where shareholders are "substantial users" or "related persons" with respect to California municipal instruments held by one of the California Funds, such shareholders should consult their tax advisers to determine whether California exempt-interest dividends paid by the Fund with respect to such obligations retain California state personal income tax exclusion. In this connection, rules similar to those regarding the possible unavailability of Federal exempt-interest dividend treatment to "substantial users" are applicable for California state tax purposes. See "Federal - Tax-Exempt Information" above.

         To the extent any dividends paid to shareholders are derived from the excess of net long-term capital gains over net short-term capital losses, such dividends will not constitute California exempt-interest dividends and will generally be taxed as long-term capital gains under rules similar to those regarding the treatment of capital gain dividends for Federal income tax purposes. See "Federal - General Information" above. Moreover, interest on indebtedness incurred by a shareholder to purchase or carry shares of one of the California Funds is not deductible for California state personal income tax purposes if that Fund distributes California exempt-interest dividends during the shareholder's taxable year.

         In addition, any loss realized by a shareholder of the California Funds upon the sale of shares held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such shares. Moreover, any loss realized upon the redemption of shares within six months from the date of purchase of such shares and following receipt of a long-term capital gains distribution will be treated as long-term capital loss to the extent of such long-term capital gains distribution. Finally, any loss realized upon the redemption of shares within thirty days before or after the acquisition of other shares of the same Fund may be disallowed under the "wash sale" rules.

         California may tax income derived from repurchase agreements involving Federal obligations because such income represents a premium paid at the time the government obligations are repurchased rather than interest paid by the issuer of the obligations.

         The foregoing is only a summary of some of the important California state personal income tax considerations generally affecting the California Funds and their shareholders. No attempt is made to present a detailed explanation of the California state personal income tax treatment of the California Funds or their shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of a Fund's dividends constituting California exempt-interest dividends is excludable from income for California state personal income tax purposes only. Any dividends paid to shareholders subject to California state franchise tax or California state corporate income tax may therefore be taxed as ordinary dividends to such purchasers notwithstanding that all or a portion of such dividends is exempt from California state personal income tax. Accordingly, potential investors in one of the California Funds, including, in particular, corporate investors which may be subject to either California franchise tax or California corporate income tax, should consult their tax advisers with respect to the application of such taxes to the receipt of Fund dividends and as to their own California state tax situation, in general.

SPECIAL STATE TAX CONSIDERATIONS PERTAINING TO THE FLORIDA INTERMEDIATE TAX-EXEMPT FUND

         The State of Florida does not currently impose an income tax on individuals. Thus, individual shareholders of the Florida Intermediate Tax-Exempt Fund will not be subject to any Florida income tax on distributions received from the Fund. However, Florida does currently impose an income tax on certain corporations. Consequently, distributions may be taxable to corporate shareholders.

         The State of Florida currently imposes -a tax on intangible personal property. Stocks, bonds, notes, governmental leaseholds, interests in limited partnerships registered with the SEC, and other miscellaneous intangible personal property are taxed at an annual rate of 1 mill (0.10%). A non-recurring 2 mill tax is levied on mortgages and other obligations secured by liens on Florida realty. Every natural person is entitled to an exemption of the first $20,000 of the value of taxable property against the annual tax. Spouses filing jointly are entitled to a $40,000 exemption. These exemptions are scheduled to increase to $250,000 for single filers and to $500,000 for spouses filling jointly after July 1, 2003. Notes, bonds and other obligations issued by the State of Florida or its municipalities, counties, and other taxing districts, or by the United States government, its agencies and certain U.S. territories and possessions (such as Guam, Puerto Rico and the Virgin Islands) as well as cash are exempt from this intangibles tax. If on December 31 of any year at least 90 percent (90%) of the net asset value of the portfolio of the Florida Intermediate Tax-Exempt Fund consists solely of such exempt assets, then the Fund's shares will be exempt from the Florida intangibles tax payable in the following year.

         In order to take advantage of the exemption from the intangibles tax in any year, it may be necessary for the Fund to sell some of its non-exempt assets held in its portfolio during the year and reinvest the proceeds in exempt assets including cash prior to December 31. Transaction costs involved in restructuring the portfolio in this fashion would likely reduce the Fund's investment return and might exceed any increased investment return the Fund achieved by investing in non-exempt assets during the year.

         Outside the State of Florida, income distributions may be taxable to shareholders under state or local law as dividend income even though all or a portion of such distributions may be derived from interest on tax-exempt obligations or U.S. government obligations which, if realized directly, would be exempt from such income taxes. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

SPECIAL STATE TAX CONSIDERATIONS PERTAINING TO THE ARIZONA TAX-EXEMPT FUND

         Individuals, trusts and estates who are subject to Arizona income tax will not be subject to such tax on dividends paid by the Arizona Tax-Exempt Fund, to the extent that such dividends qualify as exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Code and are attributable to either (i) obligations of the State of Arizona or its political subdivisions thereof or (ii) obligations issued by the governments of Guam, Puerto Rico, or the Virgin Islands. In addition, dividends paid by the Arizona Tax-Exempt Fund which are attributable to interest payments on direct obligations of the United States government will not be subject to Arizona income tax to the extent the Arizona Tax-Exempt Fund qualifies as a regulated investment company under Subchapter M of the Code. Other distributions from the Arizona Tax-Exempt Fund, however, such as distributions of short-term or long-term capital gains, will generally not be exempt from Arizona income tax.

         There are no municipal income taxes in Arizona. Moreover, because shares of the Arizona Tax-Exempt Fund are intangibles, they are not subject to Arizona property tax. Shareholders of the Arizona Tax-Exempt Fund should consult their tax advisors about other state and local tax consequences of their investment in the Arizona Tax-Exempt Fund.

                              DESCRIPTION OF SHARES

         The Trust Agreement permits the Trust's Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series representing interests in one or more investment portfolios. The Trustees or Trust may hereafter create series in addition to the Trust's thirty existing series, which represent interests in the Trust's thirty respective portfolios, each of which, except for the Value Fund, is discussed in this Additional Statement.

         Under the terms of the Trust Agreement, each share of each Fund has a par value of $0.0001, represents a proportionate interest in the particular Fund with each other share of its class in the same Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. Upon any liquidation of a Fund, shareholders of each class of a Fund are entitled to share pro rata in the net assets belonging to that class available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described under "About Your Account" in the Prospectuses. In addition, pursuant to the terms of the 1940 Act, the right of a shareholder to redeem shares and the date of payment by a Fund may be suspended for more than seven days (i) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Fund normally utilizes is closed or is restricted as determined by the SEC, (ii) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of instruments owned by it or fairly to determine the value of its net assets, or (iii) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund. The Trust may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, shares of each Fund are redeemable at the unilateral option of the Trust if the Trustees determine in their sole discretion that failure to so redeem may have material adverse consequences to the shareholders of the Fund. Shares when issued as described in the Prospectuses are validly issued, fully paid and nonassessable, except as stated below. In the interests of economy and convenience, certificates representing shares of the Funds are not issued.

         The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to that Fund and with a share of the general liabilities of the Trust. Expenses with respect to the portfolios of Northern Funds are normally allocated in proportion to the net asset value of the respective Funds except where allocations of direct expenses can otherwise be fairly made.

         Shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held. Each Fund entitled to vote on a matter will vote in the aggregate and not by Fund, except as required by law or when the matter to be voted on affects only the interests of shareholders of a particular Fund.

         Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement, a distribution plan subject to Rule 12b-1 under the 1940 Act or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees are exempt from the separate voting requirements stated above.

         The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders, including the election of Trustees (this method of voting being referred to as "dollar-based voting"). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees and, accordingly, the holders of more than 50% of the aggregate voting power of the Trust may elect all of the Trustees, irrespective of the vote of the other shareholders. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meeting. To the extent required by law, the Trust will assist in shareholder communications in connection with a meeting called by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Trust Agreement and such other matters as the Trustees may determine or may be required by law.

         The Trust Agreement authorizes the Trustees, without shareholder approval (except as stated in the next paragraph), to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust, or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a "master-feeder" structure by investing substantially all of the assets of a series of the Trust in the securities of another open-end investment company or pooled portfolio.

         The Trust Agreement also authorizes the Trustees, in connection with the merger, consolidation, termination or other reorganization of the Trust or any series or class, to classify the shareholders of any class into one or more separate groups and to provide for the different treatment of shares held by the different groups, provided that such merger, consolidation, termination or other reorganization is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of each group of shareholders that are so classified.

         The Trust Agreement permits the Trustees to amend the Trust Agreement without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment: (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Trust Agreement; or (iv) that the Trustees determine to submit to shareholders.

         The Trust Agreement permits the termination of the Trust or of any series or class of the Trust: (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include: (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

         Under the Delaware Statutory Trust Act (the "Delaware Act"), shareholders are not personally liable for obligations of the Trust. The Delaware Act entitles shareholders of the Trust to the same limitation of liability as is available to shareholders of private for-profit corporations. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in such other states, those courts may not apply Delaware law and may subject the shareholders to liability. To offset this risk, the Trust Agreement: (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees and (ii) provides for indemnification out of the property of the applicable series of the Trust of any shareholder held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (iii) the applicable series of the Trust is unable to meet its obligations.

         The Trust Agreement provides that the Trustees will not be liable to any person other than the Trust or a shareholder and that a Trustee will not be liable for any act as a Trustee. However, nothing in the Trust Agreement protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Trust Agreement provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

         The Trust Agreement provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

         In addition to the requirements of Delaware law, the Trust Agreement provides that a shareholder of the Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (i) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, must join in the request for the Trustees to commence such action; and (ii) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trust Agreement also provides that no person, other than the Trustees, who is not a shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such series or class. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.

         The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). To the extent provided by the Trustees in the appointment of Series Trustees, Series Trustees:
(i) may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust; (ii) may have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees under the Trust Agreement with respect to such series or class; and/or (iii) may have no power or authority with respect to any other series or class. The Trustees are not currently considering the appointment of Series Trustees for the Trust.

         The term "majority of the outstanding shares" of either Northern Funds or a particular Fund or investment portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the vote of the lesser of (i) 67% or more of the shares of Northern Funds or such Fund or portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of Northern Funds or such Fund or portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of Northern Funds or such Fund or portfolio.


         As of July 1, 2003, TNTC and its affiliates held of record substantially all of the outstanding shares of the Non-Money Market Funds as agent, custodian, trustee or investment adviser on behalf of their customers. As of July 1, 2003, the names and share ownership of the entities or individuals which held of record or beneficially more than 5% of the outstanding shares of any Fund were as follows:

                                                                     NUMBER             PERCENTAGE
                                                                     OF SHARES          OF SHARES (%)
                                                                     ---------          -------------
            INCOME EQUITY FUND
                Charles Schwab and Co., Inc.                             1,259,119.25         5.1%

            SELECT EQUITY FUND
                Charles Schwab and Co, Inc.                              7,136,551.69        25.3%

            TECHNOLOGY FUND
                Charles Schwab and Co, Inc.                              4,574,562.91        11.7%

            FLORIDA INTERMEDIATE TAX-EXEMPT FUND
                Mason Walsh Jr.                                            460,477.37         7.8%

            HIGH YIELD FIXED INCOME FUND
                The Northern Trust Pension Trust - General
                Pension Account                                          3,431,491.09         5.2%

            CALIFORNIA MUNICIPAL MONEY MARKET FUND
                NTB CA M & I Sweep Account                             186,761,113.21        19.6%

            MONEY MARKET FUND
                TNT-Miami Northern Money Market Fund                 1,399,104,485.25        17.4%
                NTB IL M & I Sweep  Account                            501,703,756.73         6.3%
                Donaldson Lufkin & Jenrette                            411,616,573.52         5.1%
                NTB FL M & I Sweep Account                             403,453,989.52         5.0%

            MUNICIPAL MONEY MARKET FUND
                TNT-Miami Municipal Money Market                       987,821,202.62        20.8%
                NTB IL M & I Sweep Account                             275,066,054.28         5.8%

            U.S. GOVERNMENT MONEY MARKET FUND
                Illinois Children's Healthcare Foundation              124,939,751.09        16.3%
                NTB IL M & I Sweep Account                              62,680,251.82         8.2%
                NTB FL M & I Sweep Account                              55,885,856.74         7.3%
                TNT-Miami U.S. Government Money Market                  50,147,092.88         6.6%

            U.S. GOVERNMENT SELECT MONEY MARKET FUND
                TNT Miami Northern U.S. Government Select Money
                Market                                                 246,240,919.99        28.4%
                NTB FL M & I Sweep Account                             125,553,588.22        14.5%
                Donaldson Lufkin & Jenrette                             45,947,705.07         5.3%


         As of June 30, 2003, TNTC and its affiliates possessed sole or shared voting or investment power for their customer accounts with respect to more than 50% of the outstanding shares of Northern Funds in the aggregate, with the exception of the five Money Market Funds and the Technology Fund. As of the same date, the Trust's Trustees and officers as a group owned beneficially less than 1% of the outstanding shares of each Fund.

                              FINANCIAL STATEMENTS

         The audited financial statements, contained in the annual report to the Funds' shareholders for the fiscal year ended March 31, 2003 (the "Annual Report") are hereby incorporated herein by reference. No other part of the Annual Report is incorporated by reference herein. Copies of the Trust's Semiannual Report and Annual Report may be obtained, without charge, from the Transfer Agent by writing to the Northern Funds Center, P.O. Box 75986, Chicago, Illinois 60675-5986 or by calling 800/595-9111 (toll free).

                                OTHER INFORMATION

         The Prospectuses and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Trust's Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

         Statements contained in the Prospectuses or in this Additional Statement as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

SHORT-TERM CREDIT RATINGS

         A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

         "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         "B" - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

         "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

         Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for short-term obligations:

         "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

         "Prime-2" - Issuers (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree.

Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         "Not Prime" - Issuers do not fall within any of the Prime rating categories.

         Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

         "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

         "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

         "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         "C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

         "D" - Securities are in actual or imminent payment default.

         The following summarizes the ratings used by Dominion Bond Rating Service Limited ("DBRS") for commercial paper and short-term debt:

         R-1      Prime Credit Quality

         R-2      Adequate Credit Quality

         R-3      Speculative

         All three DBRS rating categories for short-term debt use "high", "middle" or "low" as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area.

         "R-1 (high)" - Short-term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors.

Given the extremely tough definition which DBRS has established for an "R-1
(high)", few entities are strong enough to achieve this rating.

         "R-1 (middle)" - Short-term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1
(high)" credits to only a small degree. Given the extremely tough definition which DBRS has for the "R-1 (high)" category, entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

         "R-1 (low)" - Short-term debt rated "R-1 (low)" is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

         "R-2 (high)", "R-2 (middle)", "R-2 (low)" - Short-term debt rated "R-2" is of adequate credit quality and within the three subset grades, debt protection ranges from having reasonable ability for timely repayment to a level which is considered only just adequate. The liquidity and debt ratios of entities in the "R-2" classification are not as strong as those in the "R-1" category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an "R-1 credit". Profitability trends, past and future, may be less favorable, earnings not as stable, and there are often negative qualifying factors present which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

         "R-3 (high)", "R-3 (middle)", "R-3 (low)" - Short-term debt rated "R-3" is speculative, and within the three subset grades, the capacity for timely payment ranges from mildly speculative to doubtful. "R-3" credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

LONG-TERM CREDIT RATINGS

         The following summarizes the ratings used by Standard & Poor's for long-term issues:

         "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated "BB," "B," "CCC," "CC" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "CC" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

         "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

         "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         The following summarizes the ratings used by Moody's for long-term debt:

         "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

         "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         "B" - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         "Caa" - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

The following summarizes long-term ratings used by Fitch:

         "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

         "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         "B" - Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

         "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor.

         Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

         PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category or to categories below "CCC".

         The following summarizes the ratings used by DBRS for long-term debt:

         "AAA" - Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for this category, few entities are able to achieve a AAA rating.

         "AA" - Bonds rated "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which DBRS has for the AAA category, entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

         "A" - Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the "A" category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

         "BBB" - Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present which reduce the strength of the entity and its rated securities.

         "BB" - Bonds rated "BB" are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

         "B" - Bonds rated "B" are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

         "CCC" / "CC" / "C" - Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated "B". Bonds rated below "B" often have characteristics which, if not remedied, may lead to default. In practice, there is little difference between the "C" to "CCC" categories, with "CC" and "C" normally used to lower ranking debt of companies where the senior debt is rated in the "CCC" to "B" range.

         "D" - This category indicates bonds in default of either interest or principal.

         ("high", "low") grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating which is essentially in the middle of the category. Note that "high" and "low" grades are not used for the AAA category.

NOTES TO SHORT-TERM AND LONG-TERM CREDIT RATINGS

STANDARD & POOR'S

         CREDITWATCH: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

         RATING OUTLOOK: A Standard & Poor's Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

             -  Positive means that a rating may be raised.
             -  Negative means that a rating may be lowered.
             -  Stable means that a rating is not likely to change.
             -  Developing means a rating may be raised or lowered.
             -  N.M. means not meaningful.

MOODY'S

         WATCHLIST: Watchlists list the names of credits whose ratings have a likelihood of changing. These names are actively under review because of developing trends or events which, in Moody's opinion, warrant a more extensive examination. Inclusion on this Watchlist is made solely at the discretion of Moody's Investors Service, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist. In certain cases, names may be removed from this Watchlist without a change in rating.

         RATING OUTLOOKS: A Moody's rating outlook is an opinion regarding the likely direction of an issuers rating over the medium term. Rating outlooks fall into the following four categories: Positive, Negative, Stable and Developing (contingent upon an event). In the few instances where an issuer has multiple outlooks of differing directions, Moody's written research will describe any differences in the outlooks for the issuer and the reasons for these differences. If no outlook is present, the following designations will be used:
Rating(s) Under Review or No Outlook. Rating(s) Under Review indicates that the issuer has one or more ratings under review for possible change, and this over-rides the Outlook designation. If an analyst has not yet assigned an Outlook, then No Outlook will be displayed.

FITCH

         WITHDRAWN: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

         RATING WATCH: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

         RATING OUTLOOK: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are "stable" could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

DBRS

RATING TRENDS

         With the exception of ratings in the securitization area, each DBRS rating is appended with a rating trend. Rating trends give the investor an understanding of DBRS' opinion regarding the outlook for the rating in question, with trends falling into one of three categories - Positive, Negative or Stable. Ratings in the securitization area are not given trends because these ratings are determined by the parameters on each transaction, for which the issues are relatively black and white - these parameters are either met or not. When trends are used, they give an indication of what direction the rating in question is headed should the given conditions and tendencies continue.

         Although the trend opinion is often heavily based on an evaluation of the issuing entity or guarantor itself, DBRS also considers the outlook for the industry or industries in which the entity operates and to varying degrees, specific terms of an issue or its hierarchy in the capital structure when assigning trends. DBRS assigns trends to each security, rather than to the issuing entity, as some rating classification scales are broader than others and the duration and ranking of securities can impact the strengths and challenges that affect the entity. As a result, it is not unusual for securities of the same entity to have different trends; however, the presence of a Positive trend and a Negative trend on securities issued by the same entity is a rare occurrence.

RATING ACTIONS

         In addition to confirming ratings, releasing new ratings or making rating changes, other DBRS rating actions include:

         SUSPENDED RATINGS: Rating opinions are forward looking. Although rating opinions will consider the historical performance of an issuer, a rating is an assessment of the issuer's future ability and willingness to meet outstanding obligations. In order for a complete credit quality assessment, DBRS requires the cooperation of the issuer so that management strategies and projections may be evaluated and qualified. Since the availability of such information is critical to the rating assessment, any changes in management's willingness to supply such information (either perceived or actual) may cause a rating to be changed or even suspended. The eventual action will depend upon DBRS's assessment of the degree of accuracy of a rating possible without the cooperation of management. DBRS will suspend ratings when the level of concern reaches a point that an informed rating opinion of the credit quality of the outstanding obligation cannot be provided.

         DISCONTINUED RATINGS: When an entity retires all of its outstanding debt within a particular category and has no plans to re-issue in the near future, DBRS will normally discontinue its rating on the security in question. Should the entity ultimately reconsider its decision and re-issue new debt, the rating will be re-instated pending a full review of the credit quality of the issuer.

         It should be noted that there are cases when DBRS will assign a rating even if there is no outstanding debt obligation and the entity in question has no firm plans to issue debt in the future. These cases are often driven by the fact that assigning a rating to the "non-security" provides support to other DBRS ratings, either in the same entity or within the same family of companies. Such ratings are generally referred to as "corporate ratings" and are not publicly disclosed by DBRS.

         RATINGS "UNDER REVIEW" : DBRS maintains continuous surveillance of all rated entities; therefore, all ratings are always under review. Accordingly, when a significant event occurs that may directly impact the credit quality of a particular entity or group of entities, DBRS will attempt to provide an immediate rating opinion. If there is high uncertainty regarding the outcome of the event and DBRS is unable to provide an objective, forward-looking opinion in a timely manner, then the rating(s) of the issuer(s) will be placed "Under Review". Ratings may also be placed "Under Review" by DBRS when changes in credit status occur for any other reason that brings DBRS to the conclusion that the present ratings may no longer be appropriate.

         Ratings which are "Under Review" are qualified with one of the following three provisional statements: "negative implications", "positive implications", or "developing implications", indicating DBRS' preliminary evaluation of the impact on the credit quality of the issuer/security. As such, the ratings that were in effect prior to the review process can be used as the basis for the relative credit quality implications. It must be stressed that a rating change will not necessarily result from the review process.

MUNICIPAL NOTE RATINGS

         A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

         "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

         In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated Moody's Investment Grade ("MIG") and are divided into three levels - MIG 1 through MIG 3. In the case of variable rate demand obligations, a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature is designated as VMIG. MIG ratings expire at note maturity. By contrast, VMIG ratings expirations will be a function of each issue's specific structural or credit features. The following summarizes the ratings by Moody's for these short-term obligations:

         "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

         "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

         "MIG-3"/"VMIG-3" - This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

         Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

ABOUT CREDIT RATINGS

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

Moody's credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.

Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.

DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.

                                   APPENDIX B

         As stated in the Prospectuses, the Funds (other than the Money Market Funds) may enter into certain futures transactions. Some of these such transactions are described in this Appendix. The Funds may also enter into futures transactions or other securities and instruments that are available in the markets from time to time.

I.   INTEREST RATE FUTURES CONTRACTS.

         USE OF INTEREST RATE FUTURES CONTRACTS. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

         A Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Fund, by using futures contracts.

         Interest rate future contracts can also be used by a Fund for non-hedging (speculative) purposes to increase total return.

         DESCRIPTION OF INTEREST RATE FUTURES CONTRACTS. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

         Although interest rate futures contracts by their terms may call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

         Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

         A public market now exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; Ginnie Mae modified pass-through mortgage backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

II.  INDEX FUTURES CONTRACTS

         General. A stock or bond index assigns relative values to the stocks or bonds included in the index, which fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indexes, such as the S&P 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the S&P's 100 or indexes based on an industry or market indexes, such as the S&P 100 or indexes based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. To the extent consistent with its investment objective, a Fund may also engage in transactions, from time to time, in foreign stock index futures such as the ALL-ORDS (Australia), CAC-40 (France), TOPIX (Japan) and the FTSE-100 (United Kingdom).

         A Fund may sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund will purchase index futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

         In addition, a Fund may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

         Index futures contracts may also be used by a Fund for non-hedging (speculative) purposes to increase total return.

III. FUTURES CONTRACTS ON FOREIGN CURRENCIES

         A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency for an amount fixed in U.S. dollars. Foreign currency futures may be used by a Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

         A Fund may also use futures contracts on foreign currencies for non-hedging (speculative) purposes to increase total return.

IV.  MARGIN PAYMENTS

         Unlike purchases or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker or in a segregated account with a custodian or sub-custodian an amount of liquid assets, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the Investment Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

V.   RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

         There are several risks in connection with the use of futures by a Fund, even if the futures are used for hedging (non-speculative) purposes. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Investment Adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Investment Adviser. It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

         When futures are purchased to hedge against a possible increase in the price of securities or a currency before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Investment Adviser may still not result in a successful hedging transaction over a short time frame.

         In general, positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such an event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

         Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

         Successful use of futures by a Fund is also subject to the Investment Adviser's ability to predict correctly movements in the direction of the market. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

         Futures purchased or sold by a Fund (and related options) may be traded on foreign exchanges. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures of foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the Commodity Futures Trading Commission's ("CFTC") regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, the investments of a Fund in foreign futures, or foreign options transactions may not be provided the same protections in respect to transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

VI.  OPTIONS ON FUTURES CONTRACTS

         A Fund may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option of a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits. As an example, in anticipation of a decline in interest rates, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund intends to purchase. Similarly, if the value of the securities held by a Fund is expected to decline as a result of an increase in interest rates, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.

         Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). See "Risks of Transactions in Futures Contracts" above. In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

VII. OTHER MATTERS

         Each Fund intends to comply with the regulations of the CFTC exempting it from registration as a "Commodity Pool Operator." Accounting for futures contracts will be in accordance with generally accepted accounting principles.

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                                   VALUE FUND

                                 NORTHERN FUNDS
                                  (THE "TRUST")

         This Statement of Additional Information dated July 31, 2003 (the "Additional Statement") is not a prospectus. This Additional Statement should be read in conjunction with the Prospectus dated July 31, 2003 (the "Prospectus"), as amended or supplemented from time to time. Copies of the Prospectus may be obtained without charge from The Northern Trust Company (the "Transfer Agent") by writing to the Northern Funds Center, P.O. Box 75986, Chicago, Illinois 60675-5986 or by calling 800/595-9111. Capitalized terms not otherwise defined have the same meaning as in the Prospectus.

         The audited financial statements and related report contained in the annual report to the Fund's shareholders for the fiscal year ended March 31, 2003 are incorporated herein by reference in the section "Financial Statements." No other parts of the annual report are incorporated by reference. Copies of the annual report may be obtained upon request and without charge by calling 800/595-9111.

         NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS ADDITIONAL STATEMENT OR IN THE PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR ITS DISTRIBUTOR. THE PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

         An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. An investment in the Fund involves investment risks, including possible loss of principal.

                                      INDEX

                                                                            PAGE
                                                                            ----
ADDITIONAL INVESTMENT INFORMATION                                              3
     CLASSIFICATION AND HISTORY                                                3
     INVESTMENT OBJECTIVE AND POLICIES                                         3
     INVESTMENT RESTRICTIONS                                                  19
ADDITIONAL TRUST INFORMATION                                                  21
     TRUSTEES AND OFFICERS                                                    21
     CODE OF ETHICS                                                           30
     INVESTMENT ADVISER, TRANSFER AGENT AND CUSTODIAN                         30
     PROXY VOTING                                                             34
     CO-ADMINISTRATORS AND DISTRIBUTOR                                        35
     SERVICE ORGANIZATIONS                                                    36
     COUNSEL AND AUDITORS                                                     37
     IN-KIND PURCHASES AND REDEMPTIONS                                        37
     AUTOMATIC INVESTING PLAN                                                 37
     DIRECTED REINVESTMENTS                                                   38
     REDEMPTIONS AND EXCHANGES                                                38
     RETIREMENT PLANS                                                         38
     EXPENSES                                                                 38
PERFORMANCE INFORMATION                                                       38
     GENERAL INFORMATION                                                      41
NET ASSET VALUE                                                               42
TAXES                                                                         43
     FEDERAL - GENERAL INFORMATION                                            43
     TAXATION OF CERTAIN FINANCIAL INSTRUMENTS                                45
DESCRIPTION OF SHARES                                                         45
FINANCIAL STATEMENTS                                                          48
OTHER INFORMATION                                                             48
APPENDIX A                                                                   A-1
APPENDIX B                                                                   B-1

                        ADDITIONAL INVESTMENT INFORMATION

CLASSIFICATION AND HISTORY

         The Trust is an open-end, management investment company. The Value Fund ("the Fund") is classified as diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is a series of the Trust that was formed as a Delaware statutory trust on February 7, 2000 under an Agreement and Declaration of Trust (the "Trust Agreement"). The Trust also offers twelve Fixed Income, twelve Equity and five Money Market Funds which are not described in this document.

INVESTMENT OBJECTIVE AND POLICIES

         The following supplements the investment objective, strategies and risks of the Fund as set forth in the Prospectus. The investment objective of the Fund may be changed without the vote of the majority of the Fund's outstanding shares. Except as expressly noted below, the Fund's investment policies may be changed without shareholder approval. In addition to the instruments discussed below and in the Prospectus, the Fund may purchase other types of financial instruments, however designated, whose investment and credit quality characteristics are determined by Northern Trust Investments, N.A. ("NTI" or the "Investment Adviser", formerly known and conducting business as Northern Trust Investments, Inc.) to be substantially similar to those of any other investment otherwise permitted by the Fund's investment policies.

         The Fund seeks long term capital appreciation by investing primarily in equity securities of established companies which the management team believes are undervalued or overlooked by the market.

         AMERICAN DEPOSITARY RECEIPTS ("ADRs"). To the extent consistent with its investment objectives, the Fund may invest in ADRs. ADRs are receipts that are traded in the United States evidencing ownership of the underlying foreign securities and are denominated in U.S. dollars. Some institutions issuing ADRs may not be sponsored by the issuer.

         A non-sponsored depository may not provide the same shareholder information that a sponsored depository is required to provide under its contractual arrangement with the issuer.

         ASSET-BACKED (INCLUDING MORTGAGE-BACKED) SECURITIES. To the extent described in the Prospectus, the Fund may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables or other financial assets. The investment characteristics of asset-backed securities differ from those of traditional fixed-income securities. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made periodically, thus in effect "passing through" such payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security is normally subject to both call risk and extension risk and an asset-backed security's stated maturity may be shortened. In addition, the security's total return may be difficult to predict precisely.

         These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. If an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity.

         Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments.

         Asset-backed securities acquired by the Fund may include collateralized mortgage obligations ("CMOs"). CMOs provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways, and normally are considered derivative securities. In some cases, CMOs may be highly leveraged and very speculative. The Fund will not purchase "residual" CMO interests, which normally exhibit greater price volatility.

         There are a number of important differences among the agencies, instrumentalities and sponsored enterprises of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by Government National Mortgage Association ("Ginnie Mae") include Ginnie Mae Mortgage Pass-Through Certificates which are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by Federal National Mortgage Association ("Fannie Mae") include Fannie Mae Guaranteed Mortgage Pass-Through Certificates which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury. Fannie Mae is a government-sponsored enterprise owned by private stockholders. Fannie Mae certificates are guaranteed as to timely payment of the principal and interest by Fannie Mae. Mortgage-related securities issued by Federal Home Loan Mortgage Corporation ("Freddie Mac") include Freddie Mac Mortgage Participation Certificates. Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress. Freddie Mac certificates are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Mac certificates entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal after default.

         From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating Federal sponsorship of Fannie Mae and Freddie Mac. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards such sponsorship or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of government guaranteed mortgage-backed securities and the Fund's liquidity and value.

         Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

         In addition, privately issued mortgage-backed securities (as well as other types of asset-backed securities) do not have the backing of any U.S. government agency, instrumentality or sponsored enterprise. The seller or servicer of the underlying mortgage obligations will generally make representations and warranties to certificate-holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate-holders in a mortgage loan, the seller or servicer generally will be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set for the therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate-holders or the trustee for the material breach of any such representation or warranty by the seller or servicer. To provide additional investor protection, some mortgage-backed securities may have various types of credit enhancements, reserve funds, subordination provisions or other features.

         BANK AND DEPOSIT NOTES. Bank notes rank junior to deposit liabilities of the bank and PARI PASSU with other senior, unsecured obligations of the bank. Bank notes are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the FDIC or any other insurer. Deposit notes are insured by the FDIC only to the extent of $100,000 per depositor per bank.

         CALCULATION OF PORTFOLIO TURNOVER RATE. The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by changes in the holdings of specific issuers, changes in country and currency weightings, by cash requirements for redemption of shares and by requirements which enable the Fund to receive favorable tax treatment.

         The Fund is not restricted by policy with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions as well as market prices may dictate. For the fiscal year ended March 31, 2003, the turnover rate for the Fund was 33.89%.

         COMMERCIAL PAPER, BANKERS' ACCEPTANCES, CERTIFICATES OF DEPOSIT, AND TIME DEPOSITS. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party. Bank notes rank junior to deposit liabilities of banks and PARI PASSU with other senior, unsecured obligations of the bank. Bank notes are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the FDIC or any other insurer. Deposit notes are insured by the FDIC only to the extent of $100,000 per depositor per bank.

         The Fund may invest a portion of its assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit ("ECDs"), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs"), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs"), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit ("Yankee CDs"), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers' Acceptances ("Yankee BAs"), which are U.S. dollar-denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States.

         Commercial paper purchased by the Fund may include asset-backed commercial paper. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets. The credit quality of asset-backed commercial paper depends primarily on the quality of these assets and the level of any additional credit support.

         CONVERTIBLE SECURITIES. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

         In selecting convertible securities, the investment management team may consider, among other factors: an evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of the Fund's portfolio securities as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned.

         The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value

(their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed income securities.

         Capital appreciation for the Fund may result from an improvement in the credit standing of an issuer whose securities are held in the Fund or from a general lowering of interest rates, or a combination of both. Conversely, a reduction in the credit standing of an issuer whose securities are held by the Fund or a general increase in interest rates may be expected to result in capital depreciation to the Fund.

         In general, investments in lower quality convertible securities are subject to a significant risk of a change in the credit rating or financial condition of the issuing entity. Investments in convertible securities of medium or lower quality are also likely to be subject to greater market fluctuation and to greater risk of loss of income and principal due to default than investments of higher quality fixed-income securities. Such lower quality securities generally tend to reflect short-term corporate and market developments to a greater extent than higher quality securities, which react more to fluctuations in the general level of interest rates. The Fund, if investing in convertible securities, will generally reduce risk to the investor by diversification, credit analysis and attention to current developments in trends of both the economy and financial markets. However, while diversification reduces the effect on the Fund of any single investment, it does not reduce the overall risk of investing in lower quality securities.

         CUSTODIAL RECEIPTS FOR TREASURY SECURITIES. The Fund may acquire U.S. government obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. government obligations for Federal tax purposes. The Trust is unaware of any binding legislative, judicial or administrative authority on this issue.

         EQUITY SWAPS. The Fund may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty the amount, if any, by which that notional amount would have decreased in value had it been invested in the stocks. Therefore, the return to the Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

         The Fund will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Fund's obligations, the Fund and the Investment Adviser believe that such transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions.

         The Fund will not enter into any swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A, or A-1 or better by Standard and Poor's Ratings Services ("S&P") or Fitch Ratings ("Fitch"), or A or Prime-1 or better by Moody's Investors Services, Inc. ("Moody's"), or has received a comparable rating from another organization that is recognized as a nationally recognized statistical rating organization ("NRSRO"). If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

         The use of equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in their forecasts of market values, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

         EUROPEAN DEPOSITARY RECEIPTS ("EDRs"). The Fund may also invest in EDRs and Global Depositary Receipts ("GDRs"). EDRs and GDRs are receipts issued by a non-U.S. financial institution evidencing ownership of underlying foreign or U.S. securities and are usually denominated in foreign currencies. EDRs and GDRs may not be denominated in the same currency as the securities they represent. Generally, EDRs and GDRs are designed for use in the foreign securities markets.

         FOREIGN CURRENCY TRANSACTIONS. In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the Fund is authorized to enter into forward foreign currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Fund to establish a rate of exchange for a future point in time.

         When entering into a contract for the purchase or sale of a security, the Fund may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

         When the investment management team anticipates that a particular foreign currency may decline relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. Similarly, when the securities held by the Fund create a short position in a foreign currency, the Fund may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains, which might result from changes in the value of such currency. The Fund may also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

         In addition, the Fund may purchase or sell forward foreign currency exchange contracts to seek to increase total return or for cross-hedging purposes and may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the investment management team believes there is a pattern of correlation between the two currencies.

         Liquid assets equal to the amount of the Fund's assets that could be required to consummate forward contracts will be segregated except to the extent the contracts are otherwise "covered." The segregated assets will be valued at market or fair value. If the market or fair value of such assets declines, additional liquid assets will be segregated daily so that the value of the segregated assets will equal the amount of such commitments by the Fund. A forward contract to sell a foreign currency is "covered" if the Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Fund to buy the same currency at a price that is (i) no higher than the Fund's price to sell the currency or (ii) greater than the Fund's price to sell the currency provided the Fund segregates liquid assets in the amount of the difference. A forward contract to buy a foreign currency is "covered" if the Fund holds a forward contract (or put option) permitting the Fund to sell the same currency at a price that is (i) as high as or higher than the Fund's price to buy the currency or (ii) lower than the Fund's price to buy the currency provided the Fund segregates liquid assets in the amount of the difference.

         FOREIGN INVESTMENTS. Although the Fund invests primarily in the securities of U.S. issuers, it is permitted to invest in bonds and other fixed income securities of foreign issuers. The Fund may invest a substantial portion of its assets in foreign securities, including eurodollar convertible securities, which are fixed income securities that are issued in U.S. dollars outside the United States and are convertible into or exchangeable for equity securities of the same or a different issuer.

         Investment in foreign securities involves special risks. These include market risk, interest rate risk and the risks of investing in securities of foreign issuers and of companies whose securities are principally traded outside the United States on foreign exchanges or foreign over-the-counter markets and in investments denominated in foreign currencies. Market risk involves the possibility that stock prices will decline over short or even extended periods. The stock markets tend to be cyclical, with periods of generally rising prices and periods of generally declining prices. These cycles will affect the value of the Fund to the extent it invests in foreign stocks. The holdings of the Fund, to the extent that it invests in fixed income securities, will be sensitive to changes in interest rates and the interest rate environment. In addition, the performance of investments in securities denominated in a foreign currency will depend on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.

         There are other risks and costs involved in investing in foreign securities which are in addition to the usual risks inherent in domestic investments. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements. Also, the legal remedies for investors may be more limited than the remedies available in the U.S.

         The Fund may invest in foreign debt, including the securities of foreign governments. Several risks exist concerning such investments, including the risk that foreign governments may default on their obligations, may not respect the integrity of such debt, may attempt to renegotiate the debt at a lower rate, and may not honor investments by United States entities or citizens.

         Unanticipated political, economic or social developments may affect the value of the Fund's investments in emerging market countries and the availability to the Fund of additional investments in these countries. Some of these countries may have in the past failed to recognize private property rights and may have at times nationalized or expropriated the assets of private companies. There have been occasional limitations on the movement of funds and other assets between different countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make the Fund's investments in such countries illiquid and more volatile than investments in Japan or most Western European countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

         Although the Fund may invest in securities denominated in foreign currencies, its portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, the Fund's net asset value to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that the Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries. The Fund is also subject to the possible imposition of exchange control regulations or freezes on the convertibility or currency.

         Dividends and interest payable on the Fund's foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. Federal income tax law, they may reduce the net return to the shareholders. See "Taxes."

         Countries in which the Fund may invest (to the extent permitted by its investment policies) include, but are not limited to: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, Colombia, Czech Republic, Denmark, Finland, France, Germany, Greece, Hong Kong, Hungary, Indonesia, Ireland, Israel, Italy, Japan, Luxembourg, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Peru, the Philippines, Poland, Portugal, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Kingdom and Venezuela.

         The Fund may invest a significant percentage of its assets in the securities of issuers located in countries with securities markets that are highly developed, liquid and subject to extensive regulation, including Japan. Japan's economy grew substantially after World War II. More recently, however, Japan's economic growth has been substantially below the level of earlier decades, and its economy has experienced periods of recession. Currently, Japan has been experiencing stagnant consumer demand and higher unemployment rates. In response to these conditions, Japan has attempted to implement changes regarding high wages and taxes, currency valuations, structural rigidities, political reform and the deregulation of its economy. These initiatives have, however, resulted in notable uncertainty and loss of public confidence. In recent years, the credit rating of Japanese government debt has been downgraded as concern increased regarding the slow progress in implementing effective structural economic reform.

         Japan's economy is heavily dependent upon international trade, and is especially sensitive to trade barriers and disputes. In particular, Japan relies on large imports of agricultural products, raw materials and fuels. A substantial rise in world oil or commodity prices, or a fall-off in Japan's manufactured exports, could be expected to affect Japan's economy adversely. In addition, Japan is vulnerable to earthquakes, volcanoes and other natural disasters. Japan's banking industry has suffered from non-performing loans, low real estate values and lower valuations of securities holdings. Many Japanese banks have required public funds to avert insolvency. In addition, large amounts of bad debt have prevented banks from expanding their loan portfolios despite low discount rates.

         The Japanese securities markets are less regulated than the U.S. markets. Evidence has emerged from time to time of distortion of market prices to serve political or other purposes. Shareholders' rights are also not always enforced. For most of the 1990s, Japanese securities markets experienced significant declines. Although the stock markets exhibited strength in 1999, they have again declined since then.

         The common stock of many Japanese companies has historically traded at high price-earnings ratios. Differences in accounting methods, interest rates and inflation have made it difficult to compare the earnings and price-earnings ratios of Japanese companies with those of companies in other countries, especially the United States. In addition, Japan's relatively high degree of equity security cross-holdings between banks and corporations sometimes distorts supply/demand conditions of certain securities. Such distortions may lead to higher price-earnings ratios in Japan than in other countries, although more recently the degree of such security cross-holdings has begun to diminish.

         To the extent permitted in its investment policy, the Fund may invest its assets in countries with emerging economies or securities markets. Additional risks are involved when the Fund invests its assets in countries with emerging economies or securities markets. These countries are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Political and economic structures in many of these countries may lack the social, political and economic stability characteristics of more developed countries. In general, the securities markets of these countries are less liquid, subject to greater price volatility, have smaller market capitalization's and have problems with securities registration and custody. As a result, the risks presented by investments in these countries are heightened. Additionally, settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve the Fund's delivery of securities before receipt of payment for their sale. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to complete its contractual obligations.

         FORWARD COMMITMENTS, WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment (sometimes called delayed delivery) basis. These transactions involve a commitment by the Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are normally negotiated directly with the other party.

         The Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or negotiate a commitment after entering into it. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions.

         When the Fund purchases securities on a when-issued, delayed-delivery or forward commitment basis, the Fund will segregate liquid assets having a value (determined daily) at least equal to the amount of the Fund's purchase commitments until three days prior to the settlement date, or will otherwise cover its position. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions. For purposes of determining the Fund's average dollar-weighted maturity, the maturity of when-issued, delayed-delivery or forward commitment securities will be calculated from the commitment date.

         FUTURES CONTRACTS AND RELATED OPTIONS. The Fund may invest in futures contracts and may purchase and sell futures contracts and may purchase and sell call and put options on futures contracts for hedging purposes, for speculative purposes (to seek to increase total return), or for liquidity management purposes. In addition to bona fide hedging, a Commodity Futures Trading Commission ("CFTC") regulation permits the Fund to engage in other transactions if immediately thereafter either (i) the sum of the amount of initial margin deposits and premiums paid on the Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return does not exceed 5% of the market value of the Fund's net assets or (ii) the aggregate notional value of the Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return does not exceed the market value of the Fund's net assets. "Notional value" for each futures position is the size of the contract (in contract units) multiplied by the current market price per unit. "Notional value" for each option position is the size of the contract (in contract units) times the price per unit required to be paid upon exercise. The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirement of the Code for maintaining their qualifications as regulated investment companies for Federal income tax purposes.

         When used as a hedge, the Fund may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline or currency exchange fluctuations. The Fund may do so either to hedge the value of its portfolio of securities as whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Fund may purchase a futures contract as a hedge in anticipation of purchases of securities. In addition, the Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings.

         Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided them by the National Futures Association or any domestic futures exchange. In particular, the Fund's investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. For a detailed description of futures contracts and related options, see Appendix B to this Additional Statement.

         In connection with the Fund's position in a futures contract or related option, the Fund will segregate liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.

         The Trust intends to comply with the regulations of the CFTC exempting the Fund from registration as a "commodity pool operator."

         ILLIQUID OR RESTRICTED SECURITIES. The Fund may invest up to 15% of its net assets in securities that are illiquid. The Fund may purchase commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 (the "1933 Act") and securities that are not registered under the 1933 Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as the Investment Adviser determines, under guidelines approved by the Trust's Board of Trustees, that an adequate trading market exists. This practice could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

         INTEREST RATE SWAPS, CURRENCY SWAPS, TOTAL RATE OF RETURN SWAPS, CREDIT SWAPS AND INTEREST RATE FLOORS, CAPS AND COLLARS. The Fund may enter into swap transactions and transactions involving interest rate floors, caps and collars for hedging purposes or to seek to increase total return. These instruments are privately negotiated over-the-counter derivative products. A great deal of flexibility is possible in the way these instruments are structured. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. The purchase of an interest rate floor or cap entitles the purchaser to receive payments of interest on a notional principal amount from the seller, to the extent the specified index falls below (floor) or exceeds (cap) a predetermined interest rate. An interest rate collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Total rate of return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Credit swaps are contracts involving the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specific credit events. The Fund may also enter into currency swaps, which involve the exchange of the rights of the Fund and another party to make or receive payments in specific currencies.

         Some transactions, such as interest rate swaps and total rate of return swaps are entered into on a net basis; i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the other party to such a transaction defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. In contrast, other transactions involve the payment of the gross amount owed. For example, currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the amount payable by the Fund under a swap or an interest rate floor, cap or collar is covered by segregated cash or liquid assets, the Fund and its Investment Adviser believe that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions.

         The Fund will not enter into a currency, total rate of return, credit or interest rate swap or interest rate floor, cap or collar transaction unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is rated either A or A-l or better by S&P or Fitch, or A or Prime-1 or better by Moody's or a comparable rating from another organization that is recognized as an NRSRO, or, if unrated by such rating organization, is determined to be of comparable quality by the Investment Adviser. If there is a default by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with markets for other similar instruments which are traded in the interbank market.

         The use of interest rate, total rate of return, credit and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

         INVESTMENT COMPANIES. With respect to the investments of the Fund in the securities of other investment companies, such investments will be limited so that, as determined after a purchase is made, either (a) not more than 3% of the total outstanding stock of such investment company will be owned by the Fund, the Trust as a whole and its affiliated persons (as defined in the 1940
Act); or (b) (i) not more than 5% of the value of the total assets of the Fund will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. Pursuant to an exemptive order, these limits will not apply to investment of securities lending collateral by the Fund in certain investment company portfolios advised by Northern Trust. In addition, pursuant to the exemptive order, the Fund may invest its uninvested cash balance in shares of affiliated money market portfolios to the extent that the Fund's aggregate investment of such balances in such portfolios does not exceed 25% of the Fund's total assets. Investments by the Fund in other investment companies, including exchange-traded funds ("ETFs"), will be subject to the limitations of the 1940 Act except as permitted by SEC orders. The Fund may rely on SEC orders that permit them to invest in certain ETFs beyond the limits contained in the 1940 Act, subject to certain terms and conditions.

         Certain investment companies whose securities are purchased by the Fund may not be obligated to redeem such securities in an amount exceeding 1% of the investment company's total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed this amount may be illiquid.

         If required by the 1940 Act, the Fund expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.

         The Fund may invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policy and restrictions as the Fund. However, the Fund currently intends to limit its investments in securities issued by other investment companies to the extent described above. The Fund may adhere to other limitations with respect to its investments in securities issued by other investment companies if required or permitted by the Securities and Exchange Commission (the "SEC") or deemed to be in the best interests of the Trust.

         As noted in the Prospectus, the Fund may invest in iShares(SM) Standard & Poor's Depositary Receipts ("SPDRs") and similar securities of other investment companies, subject to the restrictions set forth above.

         iShares(SM) are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the Morgan Stanley Capital International Index ("MSCI") indices for specified countries and regions. iShares(SM) are listed on the American Stock Exchange (the "AMEX"), and were initially offered to the public in 1996. The market prices of iShares(SM) are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and supply and demand of iShares(SM) on the AMEX. To date, iShares(SM) have traded at relatively modest discounts and premiums to their net asset values. However, iShares(SM) have a limited operating history, and information is lacking regarding the actual performance and trading liquidity of iShares(SM) for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares(SM) will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares(SM) should occur in the future, the liquidity and value of the Fund's shares could also be substantially and adversely affected, and the Fund's ability to provide investment results approximating the performance of securities in a designated index could be impaired. If such disruptions were to occur, the Fund could be required to reconsider the use of iShares(SM) as part of its investment strategy.

         SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the AMEX). The UIT will issue SPDRs in aggregations know as "Creation Units" in exchange for a "Fund Deposit" consisting of (i) a portfolio of securities substantially similar to the component securities ("Index Securities") of the S&P 500 Index, (ii) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (iii) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P 500 Index and the net asset value of a Fund Deposit.

         SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, the Fund must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the Fund will receive Index Securities and cash identical to the Fund Deposit required of an investor wishing to purchase a Creation Unit that day.

         The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Fund could result in losses on SPDRs.

         MISCELLANEOUS. Securities may be purchased on margin only to obtain such short-term credits as are necessary for the clearance of purchases and sales of securities.

         MORTGAGE DOLLAR ROLLS. The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the future (generally within 30 days) and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets, as permitted by applicable law, in an amount equal to its forward purchase price.

         For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

         Mortgage dollar rolls involve certain risks, including the following situation. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted and the instrument which the Fund is required to repurchase may be worth less than an instrument that the Fund originally held. Successful use of mortgage dollar rolls will depend upon the Investment Adviser's ability to manage the Fund's interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

         OPTIONS. To the extent consistent with its investment objective, the Fund may buy put options and buy call options and write covered call and secured put options. Such options may relate to particular securities, foreign and domestic stock indices, financial instruments, foreign currencies or the yield differential between two securities ("yield curve options") and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. A call option for a particular security or currency gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price prior to the expiration of the option, regardless of the market price of the security or currency. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security or currency gives the purchaser the right to sell the security or currency at the stated exercise price prior to the expiration date of the option, regardless of the market price of the security or currency. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

         Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

         The Fund will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if the Fund owns the security or currency underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if the Fund maintains with its custodian a portfolio of securities substantially replicating the index, or liquid assets equal to the contract value. A call option is also covered if the Fund holds a call on the same security, currency or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the Fund segregates liquid assets in the amount of the difference.

         All put options written by a Fund would be covered, which means that such Fund will segregate cash or liquid assets with a value at least equal to the exercise price of the put option or will use the other methods described in the next sentence. A put option is also covered if a Fund holds a put option on the same security or currency as the option written where the exercise price of the option held is (i) equal to or higher than the exercise price of the option written, or (ii) less than the exercise price of the option written provided the Fund segregates liquid assets in the amount of the difference.

         With respect to yield curve options, a call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and segregates liquid assets sufficient to cover the Fund's net liability under the two options. Therefore, the Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations.

         The Fund's obligation to sell subject to a covered call option written by it, or to purchase a security or currency subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or currency, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security or currency (in the case of a covered call option) or liquidate the segregated assets (in the case of a secured put option) until the option expires or the optioned security or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.

         When the Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When the Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

         There are several risks associated with transactions in certain options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (an "Exchange"), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

         REAL ESTATE INVESTMENT TRUSTS. The Fund may invest in equity real estate investment trusts ("REITs"). REITs pool investors' funds for investment primarily in commercial real estate properties. Investments in REITs may subject the Fund to certain risks. REITs may be affected by changes in the value of the underlying property owned by the trusts. REITs are dependent upon specialized management skill, may not be diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. As a shareholder in a REIT, the Fund would bear, along with other shareholders, its pro rata portion of the REIT's operating expenses. These expenses would be in addition to the advisory and other expenses the Fund bears directly in connection with its own operations.

         REPURCHASE AGREEMENTS. The Fund may agree to purchase portfolio securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). Repurchase agreements are considered to be loans under the 1940 Act. Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after the Fund's acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements are held either by the Trust's custodian or subcustodian (if any), or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, in the event of a bankruptcy, the Fund could suffer additional losses if a court determines that the Fund's interest in the collateral is unenforceable.

         REVERSE REPURCHASE AGREEMENTS. The Fund may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). The Fund may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price. The Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, the Fund will segregate liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

         RISKS RELATED TO SMALL COMPANY SECURITIES. While the Investment Adviser believes that smaller companies can provide greater growth potential than larger, more mature firms, investing in the securities of such companies also involves greater risk, portfolio price volatility and cost. Historically, small capitalization stocks and stocks of recently organized companies have often been more volatile in price than the larger capitalization stocks included in the S&P 500 Index. Among the reasons for this greater price volatility are the lower degree of market liquidity (the securities of companies with small stock market capitalizations may trade less frequently and in limited volume) and the greater sensitivity of small companies to changing economic conditions. For example, these companies are associated with higher investment risk due to the greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources.

         The values of small company stocks will frequently fluctuate independently of the values of larger company stocks. Small company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. You should, therefore, expect that the net asset value of the Fund's shares will be more volatile than, and may fluctuate independently of, broad stock market indices such as the S&P 500 Index.

         The additional costs associated with the acquisition of small company stocks include brokerage costs, market impact costs (that is, the increase in market prices which may result when the Fund purchases thinly traded stock) and the effect of the "bid-ask" spread in small company stocks. These costs will be borne by all shareholders and may negatively impact investment performance.

         RISKS RELATED TO MEDIUM AND LOWER QUALITY SECURITIES. Investments in medium and lower quality securities present special risk considerations. Medium quality securities, although considered investment grade, are also considered to have speculative characteristics. Lower quality securities are considered predominately speculative by traditional investment standards. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standard. While any investment carries some risk, certain risks associated with lower quality securities are different from those for investment-grade securities. The risk of loss through default is greater because lower quality securities are usually unsecured and are often subordinate to an issuer's other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations of the Fund's net asset value per share.

         There remains some uncertainty about the performance level of the market for lower-rated securities under adverse market and economic environments. An economic downturn or increase in interest rates could have a negative impact on both the market for lower quality securities (resulting in a greater number of bond defaults) and the value of lower-rated securities held in the portfolio of investments.

         The economy and interest rates can affect lower quality securities differently than other securities. For example, the prices of lower quality securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher quality investments. In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.

         The market value of lower quality securities tends to reflect individual corporate developments to a greater extent than that of higher quality securities which react primarily to fluctuations in the general level of interest rates. Lower quality securities are often issued in connection with a corporate reorganization or restructuring or as a part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seeking to expand. Such issuers are often highly leveraged, may not have available to them more traditional methods of financing and are generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse economic developments or business conditions.

         A holder's risk of loss from default is significantly greater for lower quality securities than is the case for holders of other debt securities because such securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by the Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by the Fund of its initial investment and any anticipated income or appreciation will be uncertain. The Fund may also incur additional expenses in seeking recovery on defaulted securities. If an issuer of a security defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of lower quality securities as well as the Fund's net asset value. In general, both the prices and yields of lower quality securities will fluctuate.

         The secondary market for lower quality securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher quality securities. In addition, market trading volume for high yield fixed income securities is generally lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and the Fund's ability to dispose of particular portfolio investments. A less developed secondary market may also make it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

         In certain circumstances, it may be difficult to determine a security's fair value due to lack of reliable objective information. Such instances occur where there is not an established secondary market for the security or the security is lightly traded. As a result, the Fund's valuation of a security and the price it is actually able to obtain when it sells the security could differ.

         Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower-rated convertible securities held by the Fund, especially in a thinly traded market. Illiquid or restricted securities held by the Fund may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.

         The ratings of S&P, Dominion Bond Rating Service Limited ("Dominion"), Moody's and Fitch evaluate the safety of a lower-rated security's principal and interest payments, but do not address market value risk and. Because the ratings of the rating agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the Investment Adviser performs its own analysis of the issuers whose lower-rated securities the Fund purchases. Because of this, the Fund's performance may depend more on its Investment Adviser's credit analysis than is the case of mutual funds investing in higher-rated securities.

         In selecting lower-rated securities, the Investment Adviser considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of a Fund's investment portfolio. The Investment Adviser monitors the issuers of lower-rated securities held by the Fund for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Fund so that it can meet redemption requests.

         SECURITIES LENDING. Collateral for loans of portfolio securities made by the Fund may consist of cash, cash equivalents, securities issued or guaranteed by the U.S. government or its agencies or irrevocable bank letters of credit (or any combination thereof). The borrower of securities will be required to maintain the market value of the collateral at not less than the market value of the loaned securities, and such value will be monitored on a daily basis. When the Fund lends its securities, it continues to receive payments equal to the dividends and interest on the securities loaned and may simultaneously earn interest on the investment of the cash collateral. Investing the collateral subjects it to market depreciation or appreciation, and the Fund is responsible for any loss that may result from its investment in borrowed collateral. The Fund will have the right to terminate a loan at any time and recall the loaned securities within the normal and customary settlement time for securities transactions. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called so that the securities may be voted by the Fund if a material event affecting the investment is to occur. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially.

         SHORT SALES AGAINST-THE-BOX. The Fund will not engage in selling securities short. It may, however, make "Short Sales Against-the-Box." "Selling short against the box" involves selling a security that the Fund owns for delivery at a specified date in the future. In a short sale, the seller sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. While a short sale is made by selling a security the seller does not own, a short sale is "against the box" to the extent that the seller contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. It may be entered into by a Fund, for example, to lock in a sales price for a security the Fund does not wish to sell immediately. If a Fund sells securities short against the box, it may protect itself from loss if the price of the security declines in the future, but will lose the opportunity to profit on such securities if the price rises.

         STOCK INDEX. The Russell 3000(R) Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes. As of June 30, 2003, the average market capitalization range of the companies included in the Russell 3000 Value Index was between $67 million and $239.9 billion.

         STRIPPED SECURITIES. To the extent consistent with its investment policy, the Fund may purchase stripped securities. The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." The Fund may purchase securities registered in the STRIPS program. Under the STRIPS program, the Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

         Other types of stripped securities may be purchased by the Fund, including stripped mortgage-backed securities ("SMBS"). SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a risk that the initial investment will not be fully recouped. SMBS issued by the U.S. government (or a U.S. government agency, instrumentality or sponsored enterprise) may be considered liquid under guidelines established by the Trust's Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the net asset value per share.

         SUPRANATIONAL BANK OBLIGATIONS. To the extent consistent with its investment policy, the Fund may invest in obligations of supranational banks. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade among nations (e.g., the World Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that these commitments will be undertaken or met in the future.

         U.S. GOVERNMENT OBLIGATIONS. Examples of the types of U.S. government obligations that may be acquired by the Fund include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, Ginnie Mae, General Services Administration, Central Bank for Cooperatives, FHLMC, Federal Intermediate Credit Banks and Maritime Administration.

         Securities guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities or sponsored enterprises are also deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any agency, instrumentality or sponsored enterprise thereof, and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed.

         To the extent consistent with its respective investment objective, the Fund may invest in a variety of U.S. Treasury obligations and obligations issued by or guaranteed by the U.S. government or its agencies, instrumentalities or sponsored enterprises. Not all U.S. government obligations carry the same credit support. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it were not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.

         VARIABLE AND FLOATING RATE INSTRUMENTS. Variable and floating rate instruments have interest rates that are periodically adjusted either at set intervals or that float at a margin in relation to a generally recognized index rate. These instruments include long-term variable and floating rate bonds (sometimes referred to as "Put Bonds") where the Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and leveraged inverse floating rate instruments ("inverse floaters").

         With respect to the variable and floating rate instruments that may be acquired by the Fund, the investment management team will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status and ability to meet payment on demand. In determining weighted average portfolio maturity, an instrument may be deemed to have a maturity shorter than its nominal maturity based on the period remaining until the next interest rate adjustment or the time the Fund can recover payment of principal as specified in the instrument. Where necessary to ensure that a variable or floating rate instrument meets the Fund's quality requirements, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

         Variable and floating rate instruments that may be purchased by the Fund include variable amount master demand notes, which permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate, and leveraged inverse floaters. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. The Fund may deem the maturity of variable and floating rate instruments to be less than their stated maturities based on their variable and floating rate features and/or their put features. Unrated variable and floating rate instruments will be determined by the Investment Adviser to be of comparable quality at the time of purchase to rated instruments which may be purchased by the Fund.

         Variable and floating rate instruments including inverse floaters held by the Fund will be subject to the Fund's limitation on illiquid investments, absent a reliable trading market, when the Fund may not demand payment of the principal amount within seven days. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Fund is not entitled to exercise its demand rights. As a result, the Fund could suffer a loss with respect to these instruments.

         WARRANTS. The Fund may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying shares. The purchase of warrants involves the risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

         YIELDS AND RATINGS. The yields on certain obligations, including instruments in which the Fund may invest, are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue. The ratings of S&P, Dominion, Moody's and Fitch represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. For a more complete discussion of ratings, see Appendix A to this Additional Statement.

         Subject to the limitations stated in the Prospectus, if a security held by the Fund undergoes a rating revision, the Fund may continue to hold the security if the Investment Adviser determines such retention is warranted.

         ZERO COUPON, PAY-IN-KIND AND CAPITAL APPRECIATION BONDS. To the extent consistent with its investment objective, the Fund may invest in zero coupon bonds, capital appreciation bonds and pay-in-kind ("PIK") securities. Zero coupon and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon bonds, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

         PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

         Zero coupon bonds, capital appreciation bonds and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, the Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Fund nonetheless is required to accrue income on such investments for each taxable year and generally are required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, the Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy Federal tax distribution requirements applicable to the Fund.

INVESTMENT RESTRICTIONS

         The Fund is subject to the fundamental investment restrictions enumerated below which may be changed with respect to the Fund only by a vote of the holders of a majority of the Fund's outstanding shares.

The Fund may not:

         (1) Make loans, except through (a) the purchase of debt obligations in accordance with the Fund's investment objective and policies,
               (b) repurchase agreements with banks, brokers, dealers and other financial institutions, (c) loans of securities, and (d) loans to affiliates of the Fund to the extent permitted by law.

         (2) Purchase or sell real estate or real estate limited partnerships, but this restriction shall not prevent the Fund from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of real estate investment trusts or other issuers that deal in real estate.

         (3) Invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

         (4)   Invest in companies for the purpose of exercising control.

         (5) Act as underwriter of securities, except as the Fund may be deemed to be an underwriter under the Securities Act of 1933 (the "1933 Act") in connection with the purchase and sale of portfolio instruments in accordance with its investment objective and portfolio management policies.

         (6) Purchase securities (other than obligations issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises and repurchase agreements collateralized by such obligations) if such purchase would cause 25% or more in the aggregate of the market value of the total assets of the Fund to be invested in the securities of one or more issuers having their principal business activities in the same industry. For the purposes of this restriction, state and municipal governments and their agencies and authorities are not deemed to be industries; as to utility companies, the gas, electric, water and telephone businesses are considered separate industries; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

         (7) Borrow money, except that to the extent permitted by applicable law (a) the Fund may borrow from banks, other affiliated investment companies and other persons, and may engage in reverse repurchase agreements and other transactions which involve borrowings, in amounts up to 33 1/3% of its total assets (including the amount borrowed) or such other percentage permitted by law, (b) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and (d) the Fund may purchase securities on margin. If due to market fluctuations or other reasons the Fund's borrowings exceed the limitations stated above, the Trust will promptly reduce the borrowings of the Fund in accordance with the 1940 Act. In addition, as a matter of fundamental policy, the Fund will not issue senior securities to the extent such issuance would violate applicable law.

         (8) Make any investment inconsistent with the Fund's classification as a diversified company under the 1940 Act.

         (9) Notwithstanding any of the Fund's other fundamental investment restrictions (including, without limitation, those restrictions relating to issuer diversification, industry concentration and control), the Fund may: (a) purchase securities of other investment companies to the full extent permitted under Section 12 or any other provision of the 1940 Act (or any successor provision thereto) or under any regulation or order of the SEC; and (b) invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policies and fundamental restrictions as the Fund.

         For the purposes of Investment Restrictions Nos. 1 and 7 above, the Fund expects that it would be required to file an exemptive application with the SEC and receive the SEC's approval of that application prior to entering into lending or borrowing arrangements with affiliates. As of the date of this Additional Statement, the Fund had not filed such an application.

         Except as otherwise provided in Investment Restriction No. 6, for the purpose of such restriction in determining industry classification with respect to the Fund, the Trust may use any one or more of the following: the Bloomberg Industry Group Classification, J.J. Kenny Municipal Purpose Codes, FT Interactive Industrial Codes, Securities Industry Classification Codes or the Global Industry Classification Standard. For the purposes of determining the percentage of the Fund's total assets invested in securities of issuers having their principal business activities in a particular industry, an asset-backed security will be classified separately based on the nature of the underlying assets.

         In applying restriction No. 8 above, a security is considered to be issued by the entity, or entities, whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.

         Each Investment Restriction which involves a maximum percentage (other than the restriction set forth above in Investment Restriction No. (7)) will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of the Fund. The 1940 Act requires that if the asset coverage for borrowings at any time falls below the limits described in Investment Restriction No. 7, the Fund will, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the net asset coverage of such borrowings shall conform to such limits.

                          ADDITIONAL TRUST INFORMATION

TRUSTEES AND OFFICERS

         The business and affairs of the Trust and the Fund are managed under the direction of the Trust's Board of Trustees. Information pertaining to the Trustees and officers of the Trust is set forth below.

NON-INTERESTED TRUSTEES: *

                                   TERM OF
                                  OFFICE AND
                    POSTITON(S)   LENGTH OF
NAME, ADDRESS AND    HELD WITH       TIME
       AGE**           TRUST      SERVED***    PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-----------------   -----------   ----------   ----------------------------------------------
Richard G. Cline    Chairman,     Since 2000   Chairman and Director, Hawthorne Investors, Inc. (a
Age: 68             Board of                   management advisory services and private investment
                    Trustees                   company) since 1996; Managing Partner, Hawthorne
                                               Investments, L.L.C. (a management advisory services and
                                               private investment company) since 2001; Chairman and
                                               Director of Hussmann International, Inc. (a
                                               refrigeration company) from 1998 to 2000; Chairman,
                                               President and CEO of NICOR Inc. (a diversified public
                                               utility holding company) from 1985 to 1995, and
                                               President from 1992 to 1993; Chairman, Federal Reserve
                                               Bank of Chicago from 1992 through 1994; and Deputy
                                               Chairman in 1991 and 1995. Trustee: Northern Mutual
                                               Fund Complex (registered investment companies).

                     NUMBER OF
                      FUNDS IN
                      NORTHERN
                       FUNDS
                      COMPLEX
NAME, ADDRESS AND   OVERSEEN BY    OTHER DIRECTORSHIPS HELD BY
     AGE**          TRUSTEE****             TRUSTEE*****
-----------------   -----------    ---------------------------
Richard G. Cline                   Director: PepsiAmericas (a soft drink  bottling company); Ryerson
Age: 68                  53        Tull, Inc. (a metals distribution company).

* Trustees who are not deemed to be "interested persons" of the Trust as defined in the 1940 Act are referred to as "non-interested Trustees." Trustees who are deemed to be "interested persons" of the Trust are referred to as "interested Trustees."

** Each Trustee may be contacted by writing to the Trustee, c/o Lloyd Wennlund, The Northern Trust Company, 50 South LaSalle Street, Chicago, IL 60675.

*** Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year of the Trust in which he or she attains the age of 72 years.

**** The Northern Mutual Fund Complex consists of Northern Institutional Funds and Northern Funds. As of July 31, 2003, Northern Institutional Funds consisted of 23 portfolios and Northern Funds, including the Fund described in this Additional Statement, consisted of 30 portfolios.

***** This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

                                        TERM OF
                                       OFFICE AND
                         POSTITON(S)   LENGTH OF
NAME, ADDRESS AND         HELD WITH       TIME
AGE**                       TRUST      SERVED***     PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-----------------        -----------   ----------    ----------------------------------------------
Edward J. Condon, Jr.      Trustee     Since 2000    Chairman and CEO of The Paradigm Group, Ltd. (a
Age: 63                                              financial adviser) since 1993; Principal and Co-Founder
                                                     of Paradigm Capital since 1993; Senior Partner of
                                                     NewEllis Ventures since 2001; Member of Advisory Board
                                                     of Real-Time USA, Inc. (a software development
                                                     company); Member of the Board of Managers of The
                                                     Liberty Hampshire Company, LLC (a receivable
                                                     securitization company). Director: University
                                                     Eldercare, Inc. (an Alzheimer's disease research and
                                                     treatment company); Financial Pacific Company (a small
                                                     business leasing company). Trustee: Northern Mutual Fund
                                                     Complex (registered investment companies); Trustee:
                                                     Dominican University.

William J. Dolan, Jr.      Trustee     Since 1994    Partner of Arthur Andersen & Co. S.C. (an accounting
Age: 71                                              firm) from 1966 to 1989. Financial Consultant, Ernst &
                                                     Young LLP (an accounting firm) from 1992 to 1993 and
                                                     1997; Trustee: Northern Mutual Fund Complex (registered
                                                     investment companies).

Sharon Gist Gilliam        Trustee     Since 2001    Executive Vice President, Unison-Maximus, Inc.
Age: 59                                              (aviation and governmental consulting). Director: Town
                                                     and Country Utilities, Inc.; Unison Consulting Group,
                                                     Inc. until May 1999. Trustee: Northern Mutual Fund
                                                     Complex (registered investment companies).

Sandra Polk Guthman        Trustee     Since 2000    President and CEO of Polk Bros. Foundation (an Illinois
Age: 59                                              not-for-profit corporation) from 1993 to present;
                                                     Trustee: Northern Mutual Fund Complex (registered
                                                     investment companies).

Richard P. Strubel         Trustee     Since 2000    President, Chief Operating Officer and Director of
Age: 63                                              Unext Inc. (a provider of educational services via the
                                                     Internet) since 1999; Managing Director of Tandem
                                                     Partners, Inc. (a privately held management services
                                                     firm) until 1999. Director: Cantilever Technologies (a
                                                     private software company) since 1999. Trustee: The
                                                     University of Chicago since 1987; Trustee: Northern
                                                     Mutual Fund Complex (registered investment companies).

                          NUMBER OF
                           FUNDS IN
                          NORTHERN
                            FUNDS
                           COMPLEX
NAME, ADDRESS AND        OVERSEEN BY     OTHER DIRECTORSHIPS
AGE**                    TRUSTEE****     HELD BY TRUSTEE*****
-----------------        ------------    --------------------
Edward J. Condon, Jr.         53         None
Age: 63

William J. Dolan, Jr.         53         None
Age: 71

Sharon Gist Gilliam           53         None
Age: 59

Sandra Polk Guthman           53         Director: MBIA of Illinois
Age: 59                                  (a municipal bond insurance
                                         company) 1999-2000.

Richard P. Strubel            53         Director: Gildan
Age: 63                                  Activewear, Inc. (an
                                         athletic clothing marketing
                                         and manufacturing company);
                                         Trustee: Goldman Sachs
                                         Mutual Fund Complex (61
                                         portfolios).

INTERESTED TRUSTEES:*

                                         TERM OF
                                       OFFICE AND
                         POSTITON(S)   LENGTH OF
NAME, ADDRESS AND         HELD WITH       TIME
AGE**                       TRUST      SERVED***     PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-----------------        -----------   ----------    ----------------------------------------------
Michael E. Murphy (1)      Trustee     Since 1998    President of Sara Lee Foundation (philanthropic
Age: 66                                              organization) from 1997 to 2001; Vice Chairman and
                                                     Chief Administrative Officer of Sara Lee Corporation (a
                                                     consumer product company) from 1994 to 1997; Trustee:
                                                     Northern Mutual Fund Complex (registered investment
                                                     companies).

Mary Jacobs Skinner,       Trustee     Since 1998    Partner in the law firm of Sidley Austin Brown & Wood;
Esq. (2)                                             Trustee: Northern Mutual Fund Complex (registered
Age: 45                                              investment companies).

Stephen Timbers (3)        Trustee     Since 2000    Director, President and Chief Executive Officer of
Age: 58                                              Northern Trust Investments, N.A. (formerly known and
                                                     conducting business as Northern Trust Investments,
                                                     Inc.) since 2001; President of Northern Trust Global
                                                     Investments, a division of Northern Trust Corporation
                                                     and Executive Vice President, The Northern Trust
                                                     Company since 1998; President, Chief Executive Officer
                                                     and Director of Zurich Kemper Investments (a financial
                                                     services company) from 1996 to 1998; President, Chief
                                                     Operating Officer and Director of Kemper Corporation (a
                                                     financial services company) from 1992 to 1996;
                                                     President and Director of Kemper Funds (a registered
                                                     investment company) from 1990 to 1998; Trustee:
                                                     Northern Mutual Fund Complex (registered investment
                                                     companies).

                          NUMBER OF
                           FUNDS IN
                           NORTHERN
                            FUNDS
                           COMPLEX
NAME, ADDRESS AND        OVERSEEN BY   OTHER DIRECTORSHIPS
AGE**                    TRUSTEE****   HELD BY TRUSTEE*****
-----------------        ------------  --------------------
Michael E. Murphy (1)         53       Director: Coach, Inc.;
Age: 66                                Payless Shoe Source, Inc.
                                       (a retail shoe store
                                       business); GATX Corporation
                                       (a railroad holding
                                       company); Bassett Furniture
                                       Industries, Inc. (a
                                       furniture manufacturer).

Mary Jacobs Skinner,          53       None
Esq. (2)
Age: 45

Stephen Timbers (3)           53       Director: USFreightways
Age: 58                                Corporation.

(1) Mr. Murphy is deemed to be an "interested" Trustee because he owns shares of Northern Trust Corporation.
(2) Ms. Skinner is deemed to be an "interested" Trustee because her law firm provides legal services to Northern Trust Corporation and its affiliates.
(3) Mr. Timbers is deemed to be an "interested" Trustee because he is an officer, director, employee and shareholder of Northern Trust Corporation and/or its affiliates.

OFFICERS OF THE TRUST:

                                               TERM OF
                               POSITIONS      OFFICE AND
    NAME, ADDRESS              HELD WITH      LENGTH OF
       AND AGE                   TRUST       TIME SERVED*            PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
    -------------              ---------     ------------            ----------------------------------------------
Lloyd A. Wennlund              President      Since 2000     Senior Vice President and Director of Northern Trust Investments,
50 South LaSalle Street                                      N.A. (formerly known and conducting business as Northern Trust
Chicago, IL 60675                                            Investments, Inc.) since 2001; Senior Vice President and other
Age: 45                                                      positions at The Northern Trust Company, President of Northern
                                                             Trust Securities, Inc., and Managing Executive, Mutual Funds for
                                                             Northern Trust Global Investments since 1989.

Eric K. Schweitzer               Vice         Since 2000     Senior Vice President at Northern Trust Investments, N.A.
50 South LaSalle Street        President                     (formerly known and conducting business as Northern Trust
Chicago, IL 60675                                            Investments, Inc.) since 2001 and Senior Vice President at The
Age: 41                                                      Northern Trust Company and the Director of Distribution, Product
                                                             Management and Client Services in the Mutual Fund Group of
                                                             Northern Trust Global Investments since 2000; Managing Director of Mutual Funds for US Bancorp from 1997 to 2000.

Brian Ovaert                   Treasurer      Since 2002     Senior Vice President and Department Head at The Northern Trust
50 South LaSalle Street                                      Company overseeing Fund Accounting, Transfer Agent and Fund
Chicago, IL 60675                                            Administration functions, Division Manager of Fund Accounting,
Age: 41                                                      1992-1998; Audit Manager at Arthur Andersen LLP (an accounting firm) prior thereto.

Brian R. Curran                  Vice         Since 1999     Vice President and Director of Fund Administration at PFPC Inc.
4400 Computer Drive            President                     since 1997; Director of Fund Administration at State Street Bank
Westborough, MA 01581                                        & Trust Company from February 1997 to October 1997; Senior
Age: 36                                                      Auditor at Price Waterhouse LLP (an accounting firm) prior thereto.

Stuart Schuldt                 Assistant      Since 2002     Senior Vice President, Fund Administration and Fund Accounting,
50 South LaSalle Street        Treasurer                     The Northern Trust Company; Vice President, Fund Accounting,
Chicago, IL 60675                                            Scudder Kemper (a mutual fund company), from 1993 to 1998; Audit
Age: 41                                                      Manager, Arthur Andersen & Co., (an accounting firm) prior thereto.

Jeffrey A. Dalke, Esq.         Secretary      Since 1994     Partner in the law firm of Drinker Biddle & Reath LLP.
One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103-6996
Age: 52

Linda J. Hoard, Esq.           Assistant      Since 1999     Vice President at PFPC Inc. since 1998; Attorney Consultant for
4400 Computer Drive            Secretary                     Fidelity Management & Research (a financial service company),
Westborough, MA 01581                                        Investors Bank & Trust Company (a financial service provider) and
Age: 55                                                      FDISG prior thereto.

* Officers hold office at the pleasure of the Board of Trustees until the next annual meeting of the Trust or until their successors are duly elected and qualified, or until they die, resign, are removed or become disqualified.

                                              TERM OF
                               POSITIONS      OFFICE AND
                                 HELD         LENGTH OF
    NAME, ADDRESS                WITH         TIME
       AND AGE                   TRUST        SERVED*            PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
    -------------              ---------      -----------        ----------------------------------------------
Lori V. Russell                Assistant      Since 2003     Associate Counsel at PFPC Inc. since 2002; Associate Counsel at
4400 Computer Drive            Secretary                     Investors Bank & Trust Company, a financial services provider
Westborough, MA 01581                                        (2001-2002); Manager in the Regulatory Administration Department
Age: 31                                                      of PFPC Inc. (2000-2001) and Senior Regulatory Administrator
                                                             (1998-2000).

James Grassi                   Assistant      Since 2003     Senior Attorney of Northern Trust Company since 1994.
50 South LaSalle Street        Secretary
Chicago, IL 60675
Age: 47

* Each officer shall hold office at the pleasure of the Board of Trustees until the next annual meeting of the Trust or until their successors are duly elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified.

         Certain of the Trustees and officers and the organizations with which they are associated have had in the past, and may have in the future, transactions with Northern Trust Corporation, PFPC Inc., Northern Funds Distributors, LLC and their respective affiliates. The Trust has been advised by such Trustees and officers that all such transactions have been and are expected to be in the ordinary course of business and the terms of such transactions, including all loans and loan commitments by such persons, have been and are expected to be substantially the same as the prevailing terms for comparable transactions for other customers. As a result of the responsibilities assumed by the Trust's service providers, the Trust itself requires no employees.

         Each officer holds comparable positions with Northern Institutional Funds and certain officers hold comparable positions with certain other investment companies of which Northern Trust Corporation, PFPC Inc. or an affiliate thereof is the investment adviser, custodian, transfer agent, administrator and/or distributor.

STANDING BOARD COMMITTEES

         The Board of Trustees has established three standing committees in connection with their governance of the Funds: Audit; Committee on Trustees and Valuation.

         The Audit Committee consists of four members: Messrs. Condon (Chairman), Strubel and Dolan and Ms. Gilliam. The functions performed by the Audit Committee include, among other things, acting as the principal liaison between the Board and the Trust's independent auditors, making recommendations to the Board regarding the auditor's engagement and compensation, ensuring receipt from the independent accountants of a formal written statement delineating relationships between the independent accountants and the Trust. The Audit Committee convenes at least four times each year to meet with the independent auditors to review the scope and results of the audit and to discuss other non-audit matters as requested by the Trust's Chairman, the Committee Chairman or the auditors. During the fiscal year ended March 31, 2003, the Audit Committee convened six times.

         The Committee on Trustees consists of three members: Ms. Guthman (Chairperson) and Messers. Dolan and Strubel. The functions performed by the Committee on Trustees include selecting and nominating candidates to serve as non-interested Trustees; reviewing and making recommendations regarding Trustee compensation, and developing policies regarding Trustee education. During the fiscal year ended March 31, 2003, the Committee on Trustees convened two times. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Committee on Trustees will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Fund's Prospectus and should be directed to the attention of Northern Funds Committee on Trustees.

         The Valuation Committee consists of three members: Messrs. Murphy (Chairman) and Timbers and Ms. Skinner. The Valuation Committee is authorized to act for the Board in connection with the valuation of portfolio securities of the Trust's non-money market Funds in accordance with the Trust's valuation procedures. During the fiscal year ended March 31, 2003, the Valuation Committee convened one time.

TRUSTEE OWNERSHIP OF PORTFOLIO SHARES

         The following table shows the dollar range of shares of the Funds owned by each Trustee in Funds and other portfolios of Northern Funds and Northern Institutional Funds.

                       INFORMATION AS OF DECEMBER 31, 2002

                                                                                          AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                      SECURITIES IN ALL REGISTERED INVESTMENT
                                                                                      COMPANIES OVERSEEN BY TRUSTEE IN FAMILY
NAME OF TRUSTEE              DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND                   OF INVESTMENT COMPANIES*
---------------              ----------------------------------------------           ---------------------------------------
Richard G. Cline            Mid Cap Growth Fund - $50,001 - $100,000                              Over $100,000
                            Technology Fund - $10,001 - $50,000
                            Money Market Fund - Over $100,000
                            U.S. Government Money Market Fund - Over $100,000

Edward J. Condon, Jr.       Large Cap Value Fund - $10,001 - $50,000                              Over $100,000
                            Select Equity Fund - $50,001 - $100,000
                            Small Cap Growth Fund - $10,001 - $50,000
                            Small Cap Value Fund - $10,001 - $50,000
                            Technology Fund - $10,001 - $50,000

William J. Dolan, Jr.       Mid Cap Growth Fund - $10,001 - $50,000                              $10,001-$50,000
                            Small Cap Growth Fund - $1 - $10,000
                            Technology Fund - $1 - $10,000

Sharon Gist Gilliam                                 None                                               None

Sandra Polk Guthman         Income Equity Fund - $10,001 - $50,000                               $50,001-$100,000
                            Select Equity Fund - $10,001 - $50,000
                            Money Market Fund - $10,001 - $50,000

Michael E. Murphy           Growth Equity Fund - Over $100,000                                    Over $100,000
                            Select Equity Fund - Over $100,000
                            Small Cap Value Fund - Over $100,000

Mary Jacobs Skinner         Growth Equity Fund - $10,001 - $50,000                                Over $100,000
                            Growth Opportunities Fund - $10,001 - $50,000
                            Mid Cap Growth Fund - $10,001 - $50,000
                            Select Equity Fund - $10,001 - $50,000
                            Small Cap Value Fund - $10,001 - $50,000
                            Technology Fund - $1 - $10,000

Richard P. Strubel                                  None                                               None

Stephen B. Timbers          Global Communications Fund  - $10,001 - $50,000                       Over $100,000
                            Growth Equity Fund - Over - $100,000
                            Growth Opportunities Fund - Over $100,000
                            International Growth Equity Fund - Over $100,000
                            Large Cap Value Fund - Over $100,000
                            Mid Cap Growth Fund - Over $100,000
                            Select Equity Fund - Over $100,000
                            Small Cap Growth Fund - Over $100,000
                            Stock Index Fund - Over $100,000
                            Technology Fund - Over $100,000
                            High Yield Fixed Income Fund - Over $100,000
                            High Yield Municipal Fund - Over $100,000
                            Tax-Exempt Fund - Over $100,000
                            Money Market Fund - $1 - $10,000

----------
* The Northern Mutual Fund Complex consists of Northern Institutional Funds and Northern Funds. As of December 31, 2002, Northern Institutional Funds consisted of 22 portfolios and Northern Funds, including the Funds described in this Additional Statement, consisted of 32 portfolios. A new portfolio was added to the Northern Institutional Funds in July 2003. On June 20, 2003, the International Select Equity Fund was reorganized into the International Growth Equity Fund and the Global Communications Fund was reorganized into the Technology Fund.

         TRUSTEE AND OFFICER COMPENSATION. Each Trustee, except Mr. Timbers, earns an annual retainer of $30,000 and an additional fee of $1,500 for each meeting attended, plus reimbursement of expenses incurred as a Trustee. The Chairman of the Board earns an additional annual retainer of $10,000. Each Committee member earns an additional fee of $1,500 and each Committee Chairman earns an additional fee of $2,000.

The following tables set forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended March 31, 2003.

                              GROWTH        GROWTH                     INTERNATIONAL
                              EQUITY     OPPORTUNITIES  INCOME EQUITY  GROWTH EQUITY  LARGE CAP VALUE  MID CAP GROWTH  SELECT EQUITY
                               FUND          FUND           FUND           FUND            FUND             FUND           FUND
------------------------------------------------------------------------------------------------------------------------------------
Stephen Timbers            $          0  $           0  $           0  $           0  $             0  $            0  $           0
Richard G. Cline                  1,380            460            460            460              460             460            460
Edward J. Condon, Jr              1,230            410            410            410              410             410            410
Sharon Gist Gilliam               1,170            390            390            390              390             390            390
Sandra Polk Guthman               1,230            410            410            410              410             410            410
Richard P. Strubel                1,170            390            390            390              390             390            390
William J. Dolan, Jr                917            306            306            306              306             306            306
Raymond E. George, Jr.(1)           889            296            296            296              296             296            296
Michael E. Murphy                 1,125            375            375            375              375             375            375
Mary Jacobs Skinner               1,029            343            343            343              343             343            343

                             SMALL CAP     SMALL CAP      SMALL CAP                                                       ARIZONA
                              GROWTH         INDEX          VALUE       STOCK INDEX      TECHNOLOGY         VALUE       TAX-EXEMPT
                               FUND          FUND           FUND           FUND             FUND            FUND           FUND
------------------------------------------------------------------------------------------------------------------------------------
Stephen Timbers            $          0  $           0  $           0  $           0  $             0  $            0  $           0
Richard G. Cline                    460            460            460            920              920             460            460
Edward J. Condon, Jr                410            410            410            820              820             410            410
Sharon Gist Gilliam                 390            390            390            780              780             390            390
Sandra Polk Guthman                 410            410            410            820              820             410            410
Richard P. Strubel                  390            390            390            780              780             390            390
William J. Dolan, Jr                306            306            306            611              611             306            306
Raymond E. George, Jr.(1)           296            296            296            593              593             296            296
Michael E. Murphy                   375            375            375            750              750             375            375
Mary Jacobs Skinner                 343            343            343            686              686             343            343

                            CALIFORNIA                                    FLORIDA
                           INTERMEDIATE   CALIFORNIA                   INTERMEDIATE         GLOBAL       HIGH YIELD     HIGH YIELD
                            TAX-EXEMPT    TAX-EXEMPT    FIXED INCOME    TAX-EXEMPT       FIXED INCOME   FIXED INCOME     MUNICIPAL
                               FUND          FUND           FUND           FUND              FUND           FUND           FUND
------------------------------------------------------------------------------------------------------------------------------------

Stephen Timbers            $          0  $           0  $           0  $           0    $           0  $            0  $           0
Richard G. Cline                    460            460          1,380            460              460             460            460
Edward J. Condon, Jr                410            410          1,230            410              410             410            410
Sharon Gist Gilliam                 390            390          1,170            390              390             390            390
Sandra Polk Guthman                 410            410          1,230            410              410             410            410
Richard P. Strubel                  390            390          1,170            390              390             390            390
William J. Dolan, Jr                306            306            917            306              306             306            306
Raymond E. George, Jr.(1)           296            296            889            296              296             296            296
Michael E. Murphy                   375            375          1,125            375              375             375            375
Mary Jacobs Skinner                 343            343          1,029            343              343             343            343

(1)  Mr. George served as a Trustee of the Fund Complex until December 31, 2002.

                                             SHORT-                                     CALIFORNIA
                                          INTERMEDIATE                                   MUNICIPAL
                           INTERMEDIATE       U.S.                          U.S.           MONEY                         MUNICIPAL
                            TAX-EXEMPT     GOVERNMENT     TAX-EXEMPT     GOVERNMENT       MARKET       MONEY MARKET    MONEY MARKET
                               FUND           FUND           FUND           FUND           FUND            FUND           FUND
-----------------------------------------------------------------------------------------------------------------------------------
Stephen Timbers              $      0       $      0       $      0       $      0       $      0       $      0        $      0
Richard G. Cline                1,380            460            920            460            920         17,020           8,280
Edward J. Condon, Jr            1,230            410            820            410            820         15,170           7,380
Sharon Gist Gilliam             1,170            390            780            390            780         14,430           7,020
Sandra Polk Guthman             1,230            410            820            410            820         15,170           7,380
Richard P. Strubel              1,170            390            780            390            780         14,430           7,020
William J. Dolan, Jr              917            306            611            306            611         11,308           5,501
Raymond E. George, Jr.(1)         889            296            593            296            593         10,961           5,333
Michael E. Murphy               1,125            375            750            375            750         13,875           6,750
Mary Jacobs Skinner             1,029            343            686            343            686         12,696           6,176

                                             U.S.
                               U.S.       GOVERNMENT
                            GOVERNMENT      SELECT
                           MONEY MARKET  MONEY MARKET
                               FUND          FUND          TOTAL COMPENSATION FROM FUND COMPLEX(2)
-----------------------------------------------------------------------------------------------------
Stephen Timbers             $       0      $       0                     $       0
Richard G. Cline                1,380          1,840                        90,500
Edward J. Condon, Jr            1,230          1,640                        80,500
Sharon Gist Gilliam             1,170          1,560                        76,500
Sandra Polk Guthman             1,230          1,640                        80,500
Richard P. Strubel              1,170          1,560                        76,500
William J. Dolan, Jr              917          1,223                        59,625(3)
Raymond E. George, Jr.(1)         889          1,185                        59,250
Michael E. Murphy               1,125          1,500                        73,500
Mary Jacobs Skinner             1,029          1,373                        67,125(4)

(1)  Mr. George served as a Trustee of the Fund Complex until December 31, 2002.
(2) As of December 31, 2002, the Fund Complex consists of Northern Institutional Funds (22 portfolios) and Northern Funds (32 portfolios). The Global Communications Fund was reorganized into the Technology Fund on June 20, 2003. The International Select Equity Fund was reorganized into the International Growth Equity Fund on June 20, 2003.
(3) For the fiscal year ended March 31, 2003, Mr. Dolan elected to defer $16,875 of $76,500 total compensation.
(4) For the fiscal year ended March 31, 2003, Ms. Skinner elected to defer $9,375 of $76,500 total compensation.

         The Trust does not provide pension or retirement benefits to its Trustees.

         Effective October 29, 2002, each Trustee became entitled to participate in the Northern Funds Deferred Compensation Plan (the "Plan"). Under the Plan, a Trustee may elect to have his or her deferred fees treated as if they had been invested by the Trust in the shares of the Diversified Assets Portfolio of Northern Institutional Funds and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed income instruments selected by the Trust that are "eligible securities" as defined by that rule. The amount paid to the Trustees under the Plan will be determined based upon the performance of such investments. Deferral of the Trustees' fees will not obligate the Trust to retain the service of any Trustee or obligate a Fund to any level of compensation to the Trustee. The Trust may invest in underlying securities without shareholder approval.

         The Trust's officers do not receive fees from the Trust for services in such capacities, although PFPC, of which certain of the Trust's officers are also officers (except Messrs. Dalke, Ovaert, Schuldt, Grassi, Schweitzer and Wennlund), receives fees from the Trust for administrative services.

         Drinker Biddle & Reath LLP, of which Mr. Dalke is a partner, receives fees from the Trust for legal services. Northern Trust Corporation and/or its affiliates, of which Messrs. Timbers, Ovaert, Schuldt, Grassi, Schweitzer and Wennlund are officers, receive fees from the Trust as Investment Adviser, Co-Administrator, Custodian and Transfer Agent.

CODE OF ETHICS

         The Trust, its Investment Adviser and principal underwriter have adopted codes of ethics (the "Codes of Ethics") under Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their provisions, to invest in securities, including securities that may be purchased or held by the Trust.

INVESTMENT ADVISER, TRANSFER AGENT AND CUSTODIAN

         Northern Trust Investments, N.A. ("NTI" or the "Investment Adviser", formerly known and conducting business as Northern Trust Investments, Inc.), a subsidiary of The Northern Trust Company ("TNTC"), serves as investment adviser for the Fund. NTI serves as the investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. TNTC is a wholly-owned subsidiary of Northern Trust Corporation, a bank holding company. NTI and TNTC are located at 50 South LaSalle Street, Chicago, IL 60675. Unless otherwise indicated, NTI and TNTC are referred to collectively in this Additional Statement as "Northern Trust."

         Northern Trust is one of the nation's leading providers of trust and investment management services. Northern Trust is one of the strongest banking organizations in the United States. Northern Trust believes it has built its organization by serving clients with integrity, a commitment to quality and personal attention. Its stated mission with respect to all its financial products and services is to achieve unrivaled client satisfaction. With respect to such clients, the Trust is designed to assist: (i) defined contribution plan sponsors and their employees by offering a range of diverse investment options to help comply with 404(c) regulation and may also provide educational material to their employees; (ii) employers who provide post-retirement Employees' Beneficiary Associations ("VEBA") and require investments that respond to the impact of Federal regulations; (iii) insurance companies with the day-to-day management of uninvested cash balances as well as with longer-term investment needs; and (iv) charitable and not-for-profit organizations, such as endowments and foundations, demanding investment management solutions that balance the requirement for sufficient current income to meet operating expenses and the need for capital appreciation to meet future investment objectives. Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors, and as of June 30, 2003, administered in various capacities approximately $1.83 trillion of assets including approximately $423 billion of assets for which Northern Trust and its affiliates had investment management responsibilities.

         Under its Advisory Agreement with Northern Funds, the Investment Adviser, subject to the general supervision of Northern Funds' Board of Trustees, is responsible for making investment decisions for the Fund and for placing purchase and sales orders for portfolio securities. The Investment Adviser is also responsible for monitoring and preserving the records required to be maintained under the regulations of the SEC (with certain exceptions unrelated to its activities for Northern Funds). In making investment recommendations for the Fund, investment advisory personnel may not inquire or take into consideration whether issuers of securities proposed for purchase or sale for the Fund's accounts are customers of TNTC's commercial banking department. These requirements are designed to prevent investment advisory personnel for the Fund from knowing which companies have commercial business with TNTC and from purchasing securities where they know the proceeds will be used to repay loans to the bank.

         The Trust's Investment Advisory and Ancillary Services Agreements with the Investment Adviser (the "Advisory Agreement") has been approved by the Board of Trustees, including the "non-interested" Trustees, and the initial shareholder of the Trust. The Advisory Agreements provide that in selecting brokers or dealers to place orders for transactions on (i) common and preferred stocks, the Investment Adviser shall use its best judgment to obtain the best overall terms available, and (ii) on bonds and other fixed income obligations, the Investment Adviser shall attempt to obtain best net price and execution. Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. In assessing the best overall terms available for any transaction, the Investment Adviser is to consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, the Investment Adviser may consider the brokerage and research services provided to the Fund and/or other accounts over which the Investment Adviser or an affiliate of the Investment Adviser exercises investment discretion. A broker or dealer providing brokerage and/or research services may receive a higher commission than another broker or dealer would receive for the same transaction. These brokerage and research services may include but are not limited to, furnishing of advice, either directly or though publications or writings, as to the value of securities, the advisability in securities and the availability of securities or purchases or sellers of securities. The Investment Adviser may also obtain economic statistics, forecasting services, industry and company analyses, portfolio strategies, quantitative data, market information systems, consulting services from economists and political analysts, computer software or on-line data feeds and computer hardware necessary to use the product.

         Northern Trust and its affiliates also receive products and services that provide both research and non-research benefits to them ("mixed-use items"). The research portion of mixed-use items may be paid for with soft dollars. When paying for the research portion of mixed-use items with soft dollars, Northern Trust makes a good faith allocation between the cost of the research portion and the cost of the non-research portion of the mixed-use items. Northern Trust will pay for the non-research portion of the mixed-use items with hard dollars.

         Supplemental research information so received is in addition to, and not in lieu of, services required to be performed by the Investment Adviser and does not reduce the advisory fees payable to the Investment Adviser by the Fund. The Trustees will periodically review the commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplemental research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

         For the fiscal year ended March 31, 2003, commissions paid by the Fund were $ 4,456.

         For the fiscal year ended March 31, 2002, commissions paid by the Fund (which commenced operations on May 30, 2001) were $12,229.

         No commissions were paid by the Fund to any "affiliated" persons (as defined in the 1940 Act) of the Fund. Transactions on U.S. stock exchanges, and increasingly equity securities traded over-the-counter, involve the payment of negotiated brokerage commissions, and the cost of transactions may vary among different brokers. Over-the-counter transactions in equity securities may also involve the payment of negotiated commissions to brokers. Transactions on foreign stock exchanges involve payment for brokerage commissions, which are generally fixed by applicable regulatory bodies. Many over-the-counter issues, including corporate debt and government securities, are normally traded on a "net" basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. With respect to over-the-counter transactions, the Investment Adviser will often deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere. The cost of foreign and domestic securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

         The Trust is required to identify any securities of its "regular brokers or dealers" or their parents which the Trust acquired during its most recent fiscal year.


         During the fiscal year ended March 31, 2003, the Value Fund acquired or sold securities of Merrill Lynch & Co., Morgan Stanley Dean Witter & Co. and UBS Securities. As of March 31, 2003, the Value Fund owned securities of Merrill Lynch & Co. and Morgan Stanley Dean Witter & Co. in the amounts of $80,000 and $76,000, respectively.


         During the fiscal year ending March 31, 2003, the Trust directed brokerage transactions to brokers because of research services provided. The amounts of such transactions and related commissions for the Fund were as follows: $511,076 and $4,951 respectively. The term "research commission transactions" refers to the amount of brokerage transactions that the Fund directed to brokers because of research services that such brokers provided. The term "research commissions" refers to the amount of related commissions paid by the Fund on the "research commission transactions."

         The Fund may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Investment Adviser believes such practice to be in the Fund's interests.

         On occasions when an Investment Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other fiduciary or agency accounts managed by it (including any other portfolio, investment company or account for which an Investment Adviser acts as adviser), the Agreements provide that the Investment Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other accounts in order to obtain the best overall terms available with respect to common and preferred stocks and the best net price and execution with respect to other securities. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and other accounts involved. In some instances, this procedure may adversely affect the size of the position obtainable for the Fund or the amount of the securities that is able to be sold for the Fund. To the extent that the execution and price available from more than one broker or dealer are believed to be comparable, the Agreements permit the Investment Adviser, at its discretion but subject to applicable law, to select the executing broker or dealer on the basis of the Investment Adviser's opinion of the reliability and quality of the broker or dealer.

         The Advisory Agreements provide that the Investment Adviser may render similar services to others so long as its services under the Advisory Agreements are not impaired thereby. The Advisory Agreements also provide that the Trust will indemnify the Investment Adviser against certain liabilities (including liabilities under the Federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Advisory Agreements) or, in lieu thereof, contribute to resulting losses.

         From time to time, the Investment Adviser may voluntarily waive a portion or all of its fees otherwise payable to it with respect to the Fund.

         For the fiscal year ended March 31, 2003, the Fund incurred $18,928 advisory fees after fee waivers and reimbursements.

         For the fiscal year ended March 31, 2002, the Fund (which commenced operations on May 30, 2001) incurred no advisory fees after fee waivers and reimbursements.

         For the fiscal year ended March 31, 2003, Northern Trust voluntarily waived and reimbursed advisory fees for the Fund in the amount of $13,008.

         For the fiscal year ended March 31, 2002, Northern Trust voluntarily waived and reimbursed advisory fees for the Fund (which commenced operations on May 30, 2001) in the amount of $23,413.

         Under its Transfer Agency Agreement with the Trust, TNTC has undertaken to perform some or all of the following services: (i) answer shareholder inquiries and respond to requests for information regarding the Trust; (ii) process purchase and redemption transactions; (iii) establish and maintain shareholder accounts and subaccounts; (iv) furnish confirmations in accordance with applicable law, and provide periodic account statements to each shareholder; (v) furnish proxy statements and proxies, annual and semi-annual financial statements, and dividend, distribution and tax notices to shareholders; (vi) act as income disbursing agent; and (vii) maintain appropriate records relating to its services. The Trust may appoint one or more sub-transfer agents in the performance of its services.

         As compensation for the services rendered by TNTC under the Transfer Agency Agreement and the assumption by TNTC of related expenses, TNTC is entitled to a fee from the Trust, payable monthly, at an annual rate of 0.10% of the average daily net asset value of the Fund. In addition, TNTC may be reimbursed for certain expenses as provided under the Transfer Agency Agreement.

         For the fiscal year ended March 31, 2003, the amount of the transfer for agency fees incurred by the Fund was $3,194.

         For the fiscal year ended March 31, 2002, the amount of transfer for agency fees incurred by the Fund (which commenced operations on May 30, 2001) was $2,341.

         Under its Custodian Agreement, TNTC (i) holds the Fund's cash and securities, (ii) maintains such cash and securities in separate accounts in the name of the Fund, (iii) makes receipts and disbursements of funds on behalf of the Fund, (iv) receives, delivers and releases securities on behalf of the Fund,
(v) collects and receives all income, principal and other payments in respect of the Fund's investments held by TNTC, and (vi) maintains the accounting records of Northern Funds. The Custodian may employ one or more subcustodians, provided that the Custodian, subject to certain monitoring responsibilities, shall have no more responsibility or liability to the Trust on account of any action or omission of any subcustodian so employed than such subcustodian has to the Custodian. The Custodian may also appoint agents to carry out such of the provisions of the Custody Agreement and Foreign Custody Agreement as the Custodian may from time to time direct.

         As compensation for the services rendered to the Fund by the Custodian with respect to the Fund, and the assumption by the Custodian of certain related expenses, TNTC is entitled to payment from the Fund as follows: (a) a basic custodial fee of (i) $18,000 annually for the Fund, plus (ii) 1/100th of 1% annually of the Fund's average daily net assets to the extent they exceed $100 million, plus (b) a basic accounting fee of (i) $25,000 annually for the Fund, plus (ii) 1/100th of 1% annually of the Fund's average daily net assets to the extent they exceed $50 million, plus (c) a fixed dollar fee for each trade in portfolio securities, plus (d) a fixed dollar fee for each time that the Custodian receives or transmits funds via wire, plus (e) reimbursement of expenses incurred by the Custodian for telephone, postage, courier fees, office supplies and duplicating. The fees referred to in clauses (c) and (d) are subject to annual upward adjustments based on increases in the Consumer Price Index for All Urban Consumers, provided that TNTC may permanently or temporarily waive all or any portion of any upward adjustment.

         The Custodian's fees under the Custodian Agreement are subject to reduction based on the Fund's daily uninvested U.S. cash balances (if any).

         For the fiscal year ended March 31, 2003, the amount of custody and fund accounting fees incurred by the Fund was $47,768.

         For the fiscal year ended March 31, 2002, the amount of custody and fund accounting fees incurred by the Fund (which commenced operations on May 30, 2001) was $40,920.

         Unless sooner terminated, the Trust's Advisory Agreements, Transfer Agency Agreement and Custodian Agreement will continue in effect with respect to the Fund until March 31, 2004, and thereafter for successive 12-month periods, provided that the continuance is approved at least annually (i) by the vote of a majority of the Trustees who are not parties to the agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Trustees or by the vote of a majority of the outstanding shares of the Fund (as defined under "Description of Shares"). Each agreement is terminable at any time without penalty by the Trust (by specified Trustee or shareholder action) or by the Investment Adviser, Custodian or Transfer Agent, as the case may be, on 60 days' written notice.

         The Advisory Agreements were most recently approved with respect to the Fund by the Trustees, including a majority of the Trustees who are not parties to the Advisory Agreements or "interested persons" (as such term is defined in the 1940 Act) of any party thereto (the "non-interested trustees") on February 14, 2003. At that meeting the Board of Trustees reviewed the written and oral presentations provided by the Investment Adviser in connection with the Trustees' consideration of the Advisory Agreements. The Trustees also reviewed, with the advice of legal counsel, their responsibilities under applicable law. The Trustees considered, in particular, the Fund's contractual advisory fee rates; the Fund's operating expense ratios; and the Investment Adviser's voluntary fee waivers and expense reimbursements for the Fund. The information on these matters was also compared to similar information for other mutual funds. In addition, the Trustees considered the Fund's investment advisory fee structure; the revenues received by Northern Trust and its affiliates from the Fund for their investment advisory services and for other, non-investment advisory services, and their expenses in providing such services; the brokerage and research services received in connection with the placement of brokerage transactions for the Fund; and the Fund's asset level and possible economies of scale. The Trustees also considered the personnel and resources of the Investment Adviser; the types of services provided to the Fund under the Investment Advisory Agreements; and the nature of the Fund's investors. After consideration of the Investment Adviser's presentations, the Trustees determined that the Advisory Agreements should be reapproved and continued.

         In the Advisory Agreements, the Investment Adviser agrees that the name "Northern" may be used in connection with the Trust's business on a royalty-free basis. TNTC has reserved to itself the right to grant the non-exclusive right to use the name "Northern" to any other person. The Advisory Agreements provide that at such time as the Agreements are no longer in effect, the Trust will cease using the name "Northern."

PROXY VOTING


         The Trust, on behalf of the Funds, has delegated the voting of portfolio securities to Northern Trust in its capacity as Investment Adviser. Northern Trust has adopted proxy voting policies and procedures (the "Proxy Voting Policy") for the voting of proxies on behalf of client accounts for which Northern Trust has voting discretion, including the Funds. Under the Proxy Voting Policy, shares are to be voted in the best interests of the Funds.

         Normally, Northern Trust exercises proxy voting discretion on particular types of proposals in accordance with guidelines (the "Proxy Guidelines") set forth in the Proxy Voting Policy. The Proxy Guidelines address, for example, proposals to classify the board of directors, to eliminate cumulative voting, to limit management's ability to alter the size of the board, to require shareholder ratification of poison pills, to require a supermajority shareholder vote for charter or bylaw amendments and mergers or other significant business combinations, to provide for director and officer indemnification and liability protection, to increase the number of authorized shares, to create or abolish preemptive rights, to approve executive and director compensation plans, to limit executive and director pay, to opt in or out of state takeover statutes and to approve mergers, acquisitions, corporate restructuring, spin-offs, assets sales or liquidations.

         A Proxy Committee comprised of senior Northern Trust investment and compliance officers has the responsibility for the content, interpretation and application of the Proxy Guidelines. In addition, Northern Trust has retained an independent third party (the "Service Firm") to review proxy proposals and to make voting recommendations to the Proxy Committee in a manner consistent with the Proxy Guidelines. The Proxy Committee may apply these Proxy Guidelines with a measure of flexibility. Accordingly, except as otherwise provided in the Proxy Voting Policy, the Proxy Committee may vote proxies contrary to the recommendations of the Service Firm if it determines that such action is in the best interests of a Fund. In exercising its discretion, the Proxy Committee may take into account a variety of factors relating to the matter under consideration, the nature of the proposal and the company involved. As a result, the Proxy Committee may vote in one manner in the case of one company and in a different manner in the case of another where, for example, the past history of the company, the character and integrity of its management, the role of outside directors, and the company's record of producing performance for investors justifies a high degree of confidence in the company and the effect of the proposal on the value of the investment. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead the Proxy Committee to conclude that particular proposals present unacceptable investment risks and should not be supported. The Proxy Committee also evaluates proposals in context. A particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package. Special circumstances may also justify casting different votes for different clients with respect to the same proxy vote.

         Northern Trust may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships with persons having an interest in the outcome of certain votes. For example, Northern Trust may provide trust, custody, investment management, brokerage, underwriting, banking and related services to accounts owned or controlled by companies whose management is soliciting proxies. Occasionally, Northern Trust may also have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. Northern may also be required to vote proxies for securities issued by Northern Trust Corporation or its affiliates or on matters in which Northern Trust has a direct financial interest, such as shareholder approval of a change in the advisory fees paid by a Fund. Northern Trust seeks to address such conflicts of interest through various measures, including the establishment, composition and authority of the Proxy Committee and the retention of the Service Firm to perform proxy review and vote recommendation functions. The Proxy Committee has the responsibility of determining whether a proxy vote involves a potential conflict of interest and how the conflict should be addressed in conformance with the Proxy Voting Policy. The Proxy Committee may resolve such conflicts in any of a variety of ways, including the following: voting in accordance with the vote recommendation of the Service Firm; voting in accordance with the recommendation of an independent fiduciary appointed for that purpose; voting pursuant to client direction by seeking instructions from the Board of Trustees of the Trust; or by voting pursuant to a "mirror voting" arrangement under which shares are voted in the same manner and proportion as shares over which Northern Trust does not have voting discretion. The method selected by the Proxy Committee may vary depending upon the facts and circumstances of each situation.

         Northern Trust may choose not to vote proxies in certain situations or for a Fund. This may occur, for example, in situations where the exercise of voting rights could restrict the ability to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as "blocking markets").


CO-ADMINISTRATORS AND DISTRIBUTOR

         NTI and PFPC, 4400 Computer Drive, Westborough, Massachusetts 01581, act as co-administrators for the Fund under a Co-Administration Agreement with the Trust. Subject to the general supervision of the Trust's Board of Trustees, NTI and PFPC (the "Co-Administrators") provide supervision of all aspects of the Trust's non-investment advisory operations and perform various corporate secretarial, treasury and blue sky services, including but not limited to: (i) maintaining office facilities and furnishing corporate officers for the Trust;
(ii) furnishing data processing services, clerical services, and executive and administrative services and standard stationery and office supplies; (iii) performing all functions ordinarily performed by the office of a corporate treasurer, and furnishing the services and facilities ordinarily incident thereto, such as expense accrual monitoring and payment of the Trust's bills, preparing monthly reconciliation of the Trust's expense records, updating projections of annual expenses, preparing materials for review by the Board of Trustees and compliance testing; (iv) preparing and submitting reports to the Trust's shareholders and the SEC; (v) preparing and printing financial statements; (vi) preparing monthly Fund profile reports; (vii) preparing and filing the Trust's Federal and state tax returns (other than those required to be filed by the Trust's Custodian and Transfer Agent) and providing shareholder tax information to the Trust's Transfer Agent; (viii) assisting in marketing strategy and product development; (ix) performing oversight/management responsibilities, such as the supervision and coordination of certain of the Trust's service providers; (x) effecting and maintaining, as the case may be, the registration of shares of the Trust for sale under the securities laws of various jurisdictions; (xi) assisting in maintaining corporate records and good standing status of the Trust in its state of organization; and (xii) monitoring the Trust's arrangements with respect to services provided by Service Organizations to their customers who are the beneficial owners of shares.

         Subject to the limitations described below, as compensation for their administrative services and the assumption of related expenses, the Co-Administrators are entitled to a fee from the Fund, computed daily and payable monthly, at an annual rate of 0.15% of the average daily net assets of the Fund. The Co-Administrators are also entitled to additional fees for special regulatory administration services.

         For the fiscal year ended March 31, 2003, the Co-Administrators received fees under the Co-Administration Agreement with the Trust for the Fund in the amount of $4,790.

         For the fiscal year ended March 31, 2002, the Co-Administrators received fees under the Co-Administration Agreement with the Trust for the Fund (which commenced operations on May 30, 2001) in the amount of $3,512.

         Unless sooner terminated, the Co-Administration Agreement will continue in effect until March 31, 2004, and thereafter for successive one-year terms with respect to the Fund, provided that the Agreement is approved annually (i) by the Board of Trustees or (ii) by the vote of a majority of the outstanding shares of such Fund (as defined below under

"Description of Shares"), provided that in either event the continuance is also approved by a majority of the Trustees who are not parties to the Agreement and who are not interested persons (as defined in the 1940 Act) of any party thereto, by vote cast in person at a meeting called for the purpose of voting on such approval. The Co-Administration Agreement is terminable at any time without penalty by the Trust on at least 60 days' written notice to the Co-Administrators. Each Co-Administrator may terminate the Co-Administration Agreement with respect to itself at any time without penalty on at least 60 days' written notice to the Trust and the other Co-Administrator.

         The Trust has also entered into a Distribution Agreement under which Northern Funds Distributors, LLC ("NFD"), as agent, sells shares of each Fund on a continuous basis. NFD pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Trust (excluding preparation and typesetting expenses) and of certain other distribution efforts. No compensation is payable by the Trust to NFD for such distribution services. NFD is a wholly-owned subsidiary of PFPC Distributors, Inc. ("PFPC Distributors"). PFPC Distributors, based in King of Prussia, Pennsylvania, is a wholly-owned subsidiary of PFPC Inc., a co-administrator for the Trust. Prior to January 2, 2001, NFD was a wholly-owned subsidiary of Provident Distributors, Inc. ("PDI"), an independently owned and operated broker-dealer. Effective January 2, 2001, PDI was acquired by PFPC Distributors and NFD became a wholly-owned subsidiary of PFPC Distributors.

         The Co-Administration Agreement provides that the Co-Administrators may render similar services to others so long as their services under such Agreement are not impaired thereby. The Co-Administration Agreement also provides that the Trust will indemnify each Co-Administrator against all claims except those resulting from the willful misfeasance, bad faith or negligence of such Co-Administrator, or the Co-Administrator's breach of confidentiality. The Distribution Agreement provides that the Trust will indemnify NFD against certain liabilities relating to untrue statements or omissions of material fact except those resulting from the reliance on information furnished to the Trust by NFD, or those resulting from the willful misfeasance, bad faith or negligence of NFD, or NFD's breach of confidentiality.

         Under a Service Mark License Agreement (the "License Agreement") with NFD, Northern Trust Corporation agrees that the name "Northern Funds" may be used in connection with the Trust's business on a royalty-free basis. Northern Trust Corporation has reserved to itself the right to grant the non-exclusive right to use the name "Northern Funds" to any other person. The License Agreement provides that at such time as the Agreement is no longer in effect, NFD will cease using the name "Northern Funds."

SERVICE ORGANIZATIONS

         As stated in the Fund's Prospectus, the Fund may enter into agreements from time to time with Service Organizations providing for support and/or distribution services to customers of the Service Organizations who are the beneficial owners of Fund shares. Under the agreements, the Fund may pay Service Organizations up to 0.25% (on an annualized basis) of the average daily net asset value of the shares beneficially owned by their customers. Support services provided by Service Organizations under their agreements may include:
(i) processing dividend and distribution payments from the Fund; (ii) providing information periodically to customers showing their share positions; (iii) arranging for bank wires; (iv) responding to customer inquiries; (v) providing subaccounting with respect to shares beneficially owned by customers or the information necessary for subaccounting; (vi) forwarding shareholder communications; (vii) assisting in processing share purchase, exchange and redemption requests from customers; (viii) assisting customers in changing dividend options, account designations and addresses; and (ix) other similar services requested by the Fund. In addition, Service Organizations may provide assistance (such as the forwarding of sales literature and advertising to their customers) in connection with the distribution of Fund shares.

         The Fund's arrangements with Service Organizations under the agreements are governed by two Plans (a Service Plan and a Distribution and Service Plan), which have been adopted by the Board of Trustees, and which are substantially similar except that the Distribution and Service Plan contemplates the provision of distribution services. Because the Distribution and Service Plan contemplates the provision of services related to the distribution of Fund shares (in addition to support services), that Plan has been adopted in accordance with Rule 12b-1 under the 1940 Act. In accordance with the Plans, the Board of Trustees reviews, at least quarterly, a written report of the amounts expended in connection with the Fund's arrangements with Service Organizations and the purposes for which the expenditures were made. In addition, the Fund's arrangements with Service Organizations must be approved annually by a majority of the Trustees, including a majority of the Trustees who are not "interested persons" of the Fund as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").

         The Board of Trustees believes that there is a reasonable likelihood that their arrangements with Service Organizations will benefit the Fund and its shareholders. Any material amendment to the arrangements with Service Organizations under the agreements must be approved by a majority of the Board of Trustees (including a majority of the

Disinterested Trustees), and any amendment to increase materially the costs under the Distribution and Service Plan with respect to the Fund must be approved by the holders of a majority of the outstanding shares of the Fund involved. So long as the Distribution and Service Plan is in effect, the selection and nomination of the members of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust will be committed to the discretion of such Disinterested Trustees.

         For the fiscal year ended March 31, 2003, the Fund did not pay a fee under the service plan.

COUNSEL AND AUDITORS

         Drinker Biddle & Reath LLP, with offices at One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, serves as counsel to the Trust.

         Deloitte & Touche LLP, independent accountants, 180 North Stetson Avenue, Chicago, IL 60601-6779, served as auditors for the Trust for the fiscal year ended March 31, 2003. The financial statements dated March 31, 2003, incorporated by reference into this Additional Statement, have been incorporated in reliance on the report of Deloitte & Touche LLP given on the authority of said firm as experts in auditing and accounting. Deloitte & Touche LLP replaced Arthur Andersen LLP, which served as the Trust's auditor for the fiscal year ended March 31, 2002 and prior years.

IN-KIND PURCHASES AND REDEMPTIONS

         Payment for shares of the Fund may, in the discretion of Northern Trust, be made in the form of securities that are permissible investments for the Fund as described in the Prospectus. For further information about this form of payment, contact the Transfer Agent. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

         Although the Fund generally will redeem shares in cash, the Fund reserves the right to pay redemptions by a distribution in-kind of securities (instead of cash) from the Fund. The securities distributed in-kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Fund's net asset value per share. If a shareholder receives redemption proceeds in-kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

AUTOMATIC INVESTING PLAN

         The Automatic Investing Plan permits an investor to use "Dollar Cost Averaging" in making investments. Instead of trying to time market performance, a fixed dollar amount is invested in shares at predetermined intervals. This may help investors reduce their average cost per share because the agreed upon fixed investment amount allows more shares to be purchased during periods of lower share prices and fewer shares during periods of higher share prices. In order to be effective, Dollar Cost Averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that shares bought using Dollar Cost Averaging are purchased without regard to their price on the day of investment or to market trends. Dollar Cost Averaging does not assure a profit and does not protect against losses in a declining market. In addition, while investors may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if an investor ultimately redeems shares at a price which is lower than their purchase price. An investor may want to consider his or her financial ability to continue purchases through periods of low price levels.

DIRECTED REINVESTMENTS

         In addition to having your income dividends and/or capital gains distributions reinvested in shares of the Fund from which such distributions are paid, you may elect the directed reinvestment option and have dividends and capital gains distributions automatically invested in another Northern Fund. Reinvestments can only be directed to an existing Northern Funds account (which must meet the minimum investment requirement). Directed reinvestments may be used to invest funds from a regular account to another regular account, from a qualified plan account to another qualified plan account, or from a qualified plan account to a regular account. Directed reinvestments from a qualified plan account to a regular account may have adverse tax consequences including imposition of a penalty tax and, therefore, you should consult your own tax adviser before commencing these transactions.

REDEMPTIONS AND EXCHANGES

         Exchange requests received on a Business Day prior to the time shares of the Fund involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares in the Fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new Fund into which the shareholder is investing will also normally be purchased at the net asset value per share next determined coincident to or after the time of redemption. Exchange requests received on a Business Day after the time shares of the Fund involved in the request are priced will be processed on the next Business Day in the manner described above.

         The Trust may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Fund's Prospectus from time to time. The Trust reserves the right on 60 days' written notice, to redeem the shares held in any account if at the time of redemption, the net asset value of the remaining shares in the account falls below $1,000. Such involuntary redemptions will not be made if the value of shares in an account falls below the minimum solely because of a decline in the Fund's net asset value. The Trust may also redeem shares involuntarily if the redemption is appropriate to carry out the Trust's responsibilities under the 1940 Act.

RETIREMENT PLANS

         Shares of the Fund may be purchased in connection with certain tax-sheltered retirement plans, including profit-sharing plans, 401(k) plans, money purchase pension plans, target benefit plans and individual retirement accounts. Further information about how to participate in these plans, the fees charged and the limits on contributions can be obtained from Northern Trust. To invest through any of the tax-sheltered retirement plans, please call Northern Trust for information and the required separate application. To determine whether the benefits of a tax-sheltered retirement plan are available and/or appropriate, a shareholder should consult with a tax adviser.

EXPENSES

         Except as set forth above and in this Additional Statement, the Fund is responsible for the payment of its expenses. These expenses include, without limitation, the fees and expenses payable to Northern Trust and its affiliates and PFPC; brokerage fees and commissions; fees for the registration or qualification of Fund shares under Federal or state securities laws; expenses of the organization of the Trust; taxes; interest; costs of liability insurance, fidelity bonds, indemnification or contribution; any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against the Trust for violation of any law; legal, tax and auditing fees and expenses; expenses of preparing and printing prospectuses, statements of additional information, proxy materials, reports and notices and distributing of the same to the Fund's shareholders and regulatory authorities; compensation and expenses of its Trustees; payments to Service Organizations; fees of industry organizations such as the Investment Company Institute; and miscellaneous and extraordinary expenses incurred by the Trust.

                             PERFORMANCE INFORMATION

         Northern Trust and PFPC intend to voluntarily reimburse a portion of the Fund's expenses and/or reduce their advisory and co-administrative fees from the Fund during the current fiscal year. The result of these reimbursements and fee reductions will be to increase the performance of the Fund during the periods for which the reductions and reimbursements are made.

         The Fund calculates its total return on an "average annual total return" basis for various periods as permitted under the rules of the SEC. Average annual total return reflects the average annual percentage change in value of an investment in the Fund over the measuring period. Total returns may also be calculated on an "aggregate total return" basis for various periods. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return reflect changes in the price of the shares and assume that any dividends and capital gain distributions made by the Fund during the period are reinvested in the shares of the Fund. When considering average total return figures for periods longer than one year, it is important to note that the annual total return of the Fund for any one year in the period might have been more or less than the average for the entire period. The Fund may also advertise from time to time the total return on a year-by-year or other basis for various specific periods by means of quotations, charts, graphs or schedules.

         The Fund calculates its "average annual total return" by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                        P (1+T)(TO THE POWER OF n) = ERV

     Where:   P =           hypothetical initial payment of $1,000;
              T =           average annual total return;
              n =           period covered by the computation, expressed in
                            terms of years; and
              ERV =         ending redeemable value at the end of the 1-, 5- or
                            10-year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year (or other) period at the end of the 1-, 5- or 10-year periods (or fractional portion).

         Average annual total return (before taxes) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

         The Fund may compute an "average annual total return-after taxes on distributions" by determining the average annual compounded rate of return after taxes on distributions during specified periods that equates the initial amount invested to the ending redeemable value after taxes on distributions but not after taxes on redemption according to the following formula:

                     P (1+T)(TO THE POWER OF n) = ATV(SUB D)

     Where:   P           = a hypothetical initial payment of $1,000
              T           = average annual total return (after taxes on
                            distributions)
              n           = number of years
              ATV(SUB D)  = ending value of a hypothetical $1,000
                            payment made at the beginning of the
                            1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on distributions but not after taxes on redemption.

         Average annual total return (after taxes on distributions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after Federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no Federal income tax consequences. This calculation also assumes that all dividends and distributions, less the Federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of Federal income taxes due on distributions, the Federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal Federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with Federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the Federal alternative minimum tax and (iii) the potential tax liabilities other than Federal tax liabilities (e.g., state and local taxes).

         The Fund may compute an "average annual total return-after taxes on distributions and redemption" by determining the average annual compounded rate of return after taxes on distributions and redemption during specified periods that equates the initial amount invested to the ending redeemable value after taxes on distributions and redemption according to the following formula:

                    P (1+T)(TO THE POWER OF n) = ATV(SUB DR)

     Where:   P           = a hypothetical initial payment of $1,000
              T           = average annual total return (after taxes on
                            distributions and redemption)
              n           = number of years
              ATV(SUB DR) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-,5-, or 10-year periods at the end of the 1-,5-, or 10-year periods (or fractional portion), after taxes on distributions and redemption.

         Average annual total return (after taxes on distributions and redemptions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after Federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assume that the redemption has no Federal income tax consequences. This calculation also assumes that all dividends and distributions, less the Federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the Federal income taxes due on distributions, the Federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal Federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with Federal tax law. The calculation disregards (i) the effect of phaseouts of certain exemptions, deductions and credits at various income levels, (ii) the impact of the Federal alternative minimum tax and (iii) the potential tax liabilities other than Federal tax liabilities (e.g., state and local taxes). In calculating the Federal income taxes due on redemptions, capital gains taxes resulting from redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest Federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The Federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).

         The Fund, if it advertises an "aggregate total return", computes such return by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                T = [(ERV/P)] - 1

     Where:   T           = average annual total return (after taxes on
                            distributions and redemption)
              ERV         = ending redeemable value at the end of the 1-, 5- or
                            10-year period (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year (or other) period at the end of the 1-, 5- or 10-year periods (or fractional portion).
              P           = a hypothetical initial payment of $1,000

         The calculation set forth below is made assuming that (i) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment dates at the price per share existing on the reinvestment date, and
(ii) all recurring fees charged to all shareholder accounts are included. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

                          For Year Ended March 31, 2003

                                                                                   AVERAGE ANNUAL       AVERAGE ANNUAL TOTAL
                                                                                 TOTAL RETURNS-AFTER   RETURNS-AFTER TAXES ON
                                  AVERAGE ANNUAL      AGGREGATE TOTAL RETURNS         TAXES ON           DISTRIBUTIONS AND
                                 TOTAL RETURNS(%)               (%)               DISTRIBUTIONS(%)        REDEMPTIONS (%)
                                 ----------------     -----------------------    -------------------   ----------------------
                                          SINCE                      SINCE                   SINCE                  SINCE
                                1 YEAR  INCEPTION      1 YEAR      INCEPTION     1 YEAR    INCEPTION     1 YEAR   INCEPTION
                                ------  ---------      ------      ---------     ------    ---------     ------   ---------
Value Fund
(5/30/01 Inception)
   with fee waivers and
   expense reimbursements       (26.10)  (17.15)       (26.10)     (29.20)       (26.10)    (17.15)      (16.02)   (13.49)

   without fee waivers and
   expense reimbursements       (28.10)  (19.67)       (28.10)     (34.24)       (28.10)    (19.67)      (18.02)   (16.01)

GENERAL INFORMATION

         The performance information set forth above includes the reinvestment of dividends and distributions. Certain performance information set forth above reflects fee waivers in effect; in the absence of fee waivers, these performance figures would be reduced. Any fees imposed by Northern Trust or other Service Organizations on their customers in connection with investments in the Fund are not reflected in the Trust's calculations of performance for the Fund.

         The Fund's performance will fluctuate, unlike bank deposits or other investments which pay a fixed yield for a stated period of time. Past performance is not necessarily indicative of future return. Actual performance will depend on such variables as portfolio quality, average portfolio maturity, the type of portfolio instruments acquired, changes in interest rates, portfolio expenses and other factors. Performance is one basis investors may use to analyze the Fund as compared to other funds and other investment vehicles. However, performance of other funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing net asset value and determining performance.

         The performance of the Fund may be compared to those of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc. or to the S&P 500 Index, the S&P MidCap 400 Index, the Russell 2000 or 1000 Small Stock Index, the Russell 2500 Index, the Russell 3000 Index, the Consumer Price Index or the Dow Jones Industrial Average. Performance data as reported in national financial publications such as MONEY, FORBES, BARRON'S, THE WALL STREET JOURNAL and THE NEW YORK TIMES, or in publications of a local or regional nature, may also be used in comparing the performance of the Fund. From time to time, the Fund may also quote the mutual fund ratings of Morningstar, Inc. and other services in their advertising materials.

         Ibbotson Associates of Chicago, Illinois ("Ibbotson") provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. The Fund may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Fund. The Fund may also compare performance to that of other compilations or indices that may be developed and made available in the future.

         The Fund may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on the Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original investment in the Fund, but also of the additional Fund shares received through reinvestment.

         The Fund may include discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of the Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic and political conditions, the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time,advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund), as well as the views of NTI as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund. Also, selected indices may be used to illustrate historic performance of selected asset classes. The Fund may also include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, treasury bills and shares of the Fund. In addition, advertisements, sales literature, communications to shareholders or other materials may include a discussion of certain attributes or benefits to be derived by an investment in the Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternative to certificates of deposit and other financial instruments. Such sales literature, communications to shareholders or other materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

         Materials may include lists of representative clients of NTI. Materials may refer to the CUSIP numbers of the Fund and may illustrate how to find the listings of the Fund in newspapers and periodicals. Materials may also include discussions of other investment products and services.

         The Fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the Fund may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data.

         The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in the Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

         Advertisements and sales materials relating to the Fund may include information regarding the background and experience of its portfolio managers.

                                 NET ASSET VALUE

         Equity securities traded on U.S. securities exchanges or quoted in the NASDAQ National Market System are valued at the regular trading session closing price on the exchange or system in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities that are not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Such evaluated prices may be determined taking into account securities prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities. The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid or asked price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Shares of investment companies are valued at net asset value. Spot and forward currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided bid prices, as are swaps, caps, collars and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments are valued at amortized cost, which the Investment Adviser has determined, pursuant to Board authorization, approximates market value. Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by the Investment Adviser under the supervision of the Board of Trustees.

         The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. Eastern Standard Time. The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were processed at a net asset value other than the Fund's official closing net asset value. For instance, if a pricing error is discovered that impacts the Fund's net asset value, the corrected net asset value would be the "official closing net asset value" and the erroneous net asset value would be "a net asset value other than the Fund's official closing net asset value." Those transactions that were processed using the erroneous net asset value may then be reprocessed using the "official closing net asset value." The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, each Fund may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

         Northern Trust is not required to calculate the net asset value of the Fund on days during which no shares are tendered to the Fund for redemption and no orders to purchase or sell shares are received by the Fund, or on days on which there is an insufficient degree of trading in the Fund's portfolio securities for changes in the value of such securities to affect materially the net asset value per share.

                                      TAXES

         The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

         The discussions of Federal and state tax consequences in the Prospectus and this Additional Statement are based on the Code and the laws and regulations issued thereunder as in effect on the date of this Additional Statement. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

FEDERAL - GENERAL INFORMATION

         The Fund intends to qualify as a regulated investment company under
Part I of Subchapter M of Subtitle A, Chapter 1 of the Code. As a regulated investment company, the Fund is generally exempt from Federal income tax on its net investment income and realized capital gains which it distributes to shareholders, provided that it distributes an amount equal to at least the sum of 90% of its tax-exempt income and 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below.

         In addition to satisfaction of the Distribution Requirement, the Fund must derive with respect to a taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement").

         In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

         The Fund intends to distribute to shareholders any excess of net long-term capital gain over net short-term capital loss ("net capital gain") for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held the shares, whether such gain was recognized by the Fund prior to the date on which a shareholder acquired shares of the Fund and whether the distribution was paid in cash or reinvested in shares. In addition, investors should be aware that any loss realized upon the sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that have been paid with respect to such shares.

         Dividends and distributions from the Fund will generally be taxable to you in the tax year in which they are paid, with one exception. Dividends and distributions declared by the Fund in October, November or December and paid in January are taxed as though they were paid by December 31.

         In the case of corporate shareholders, distributions of the Fund for any taxable year generally qualify for the dividends-received deduction to the extent of the gross amount of "qualifying dividends" from domestic corporations received by the Fund for the year. A dividend usually will be treated as a "qualifying dividend" if it has been received from a domestic corporation. A portion of the dividends paid by the Fund may constitute "qualifying dividends." The amount of such "qualifying dividends" may, however, be reduced as a result of the Fund's securities lending activities because any dividends paid on securities while on loan will not be deemed to have been received by the Fund, and the equivalent amount paid by the borrower of the securities to the Fund will not be deemed to be a "qualifying dividend."

         If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, all distributions would be taxable as ordinary income to the extent of the Fund's current and accumulated earnings and profits and would be eligible for the dividends received deduction in the case of corporate shareholders. Moreover, if the Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

         The Code imposes a non-deductible 4% excise tax on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

         Although the Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all Federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

         For Federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations.

         As of March 31, 2003, the Fund had a capital loss carry forward for Federal tax purposes approximating $115,955 and $255,378 expiring March 31, 2010 and March 31, 2011, respectively.

         The Trust will be required in certain cases to withhold and remit to the U.S. Treasury 28% of the dividends or gross sale proceeds paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify to the Trust, when required to do so, that he or she is not subject to backup withholding or that he or she is an "exempt recipient."

TAXATION OF CERTAIN FINANCIAL INSTRUMENTS

         The tax principles applicable to transactions in financial instruments and futures contacts and options that may be engaged in by the Fund, and investments in passive foreign investment companies ("PFICs"), are complex and, in some cases, uncertain. Such transactions and investments may cause the Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

         In addition, in the case of any shares of a PFIC in which the Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

                              DESCRIPTION OF SHARES

         The Trust Agreement permits the Trust's Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series representing interests in one or more investment portfolios. The Trustees or Trust may hereafter create series in addition to the Trust's thirty-one existing series, which represent interests in the Trust's thirty-one respective portfolios.

         Under the terms of the Trust Agreement, each share of the Fund has a par value of $.0001, represents a proportionate interest in the Fund with each other share of its class in the Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. Upon any liquidation of the Fund, shareholders of each class of the Fund are entitled to share pro rata in the net assets belonging to that class available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described under "About Your Account" in the Prospectus. In addition, pursuant to the terms of the 1940 Act, the right of a shareholder to redeem shares and the date of payment by the Fund may be suspended for more than seven days (i) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Fund normally utilizes is closed or is restricted as determined by the SEC, (ii) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of instruments owned by it or fairly to determine the value of its net assets, or
(iii) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund. The Trust may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, shares of the Fund are redeemable at the unilateral option of the Trust if the Trustees decide in their sole discretion that failure to so redeem may have material adverse consequences to the shareholders of the Fund. Shares when issued as described in the Prospectus are validly issued, fully paid and nonassessable, except as stated below. In the interests of economy and convenience, certificates representing shares of the Fund are not issued.

         The proceeds received by the Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Fund. The underlying assets of the Fund will be segregated on the books of account, and will be charged with the liabilities in respect to that Fund and with a share of the general liabilities of the Trust. General liabilities of the Trust are normally allocated in proportion to the net asset value of the Fund except where allocations of direct expenses can otherwise be fairly made.

         Shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held. Each investment portfolio of the Trust entitled to vote on a matter will vote in the aggregate and not by portfolio, except as required by law or when the matter to be voted on affects only the interests of shareholders of a particular portfolio.

         Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement, a distribution plan subject to Rule 12b-1 under the 1940 Act or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees are exempt from the separate voting requirements stated above.

         The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders, including the election of Trustees (this method of voting being referred to as "dollar-based voting"). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees and, accordingly, the holders of more than 50% of the aggregate voting power of the Trust may elect all of the Trustees, irrespective of the vote of the other shareholders. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meeting. To the extent required by law, the Trust will assist in shareholder communications in connection with a meeting called by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Trust Agreement and such other matters as the Trustees may determine or may be required by law.

         The Trust Agreement authorizes the Trustees, without shareholder approval (except as stated in the next paragraph), to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust, or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a "master-feeder" structure by investing substantially all of the assets of a series of the Trust in the securities of another open-end investment company or pooled portfolio.

         The Trust Agreement also authorizes the Trustees, in connection with the merger, consolidation, termination or other reorganization of the Trust or any series or class, to classify the shareholders of any class into one or more separate groups and to provide for the different treatment of shares held by the different groups, provided that such merger, consolidation, termination or other reorganization is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of each group of shareholders that are so classified.

         The Trust Agreement permits the Trustees to amend the Trust Agreement without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment: (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Trust Agreement; or (iv) that the Trustees determine to submit to shareholders.

         The Trust Agreement permits the termination of the Trust or of any series or class of the Trust: (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include: (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

         Under the Delaware Statutory Trust Act (the "Delaware Act"), shareholders are not personally liable for obligations of the Trust. The Delaware Act entitles shareholders of the Trust to the same limitation of liability as is available to shareholders of private for-profit corporations. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in such other states, those courts may not apply Delaware law and may subject the shareholders to liability. To offset this risk, the Trust Agreement: (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees and (ii) provides for indemnification out of the property of the applicable series of the Trust of any shareholder held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (iii) the applicable series of the Trust is unable to meet its obligations.

         The Trust Agreement provides that the Trustees will not be liable to any person other than the Trust or a shareholder and that a Trustee will not be liable for any act as a Trustee. However, nothing in the Trust Agreement protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Trust Agreement provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

         The Trust Agreement provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

         In addition to the requirements of Delaware law, the Trust Agreement provides that a shareholder of the Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (i) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, must join in the request for the Trustees to commence such action; and (ii) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trust Agreement also provides that no person, other than the Trustees, who is not a shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such series or class. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.

         The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). To the extent provided by the Trustees in the appointment of Series Trustees, Series Trustees:
(i) may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust; (ii) may have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees under the Trust Agreement with respect to such series or class; and/or (iii) may have no power or authority with respect to any other series or class. The Trustees are not currently considering the appointment of Series Trustees for the Trust.

         The term "majority of the outstanding shares" of either the Trust or the Fund or a particular investment portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the vote of the lesser of: (i) 67% or more of the shares of the Trust or such Fund or portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or such Fund or portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of Northern Funds or such Fund or portfolio.

         As of July 1, 2003, TNTC and its affiliates held of record substantially all of the outstanding shares of the Fund as agent, custodian, trustee or investment adviser on behalf of their customers. At such date, TNTC, 50 S. LaSalle Street, Chicago, Illinois 60675, and its affiliate banks held as beneficial owner five percent or more of the outstanding shares of the Fund because they possessed sole or shared voting or investment power with respect to such shares. As of July 1, 2003 the names and share ownership of the entities or individuals which held of record or beneficially more than 5% of the outstanding shares of the Fund were as follows:

                                       NUMBER           PERCENTAGE
                                       OF SHARES        OF SHARES (%)
                                       ---------        -------------
VALUE FUND
   Carl J. Domino                      302,944.96                76.6%
   Asbestos Workers Local 48            21,928.80                 5.5%

                              FINANCIAL STATEMENTS

         The audited financial statements and related report of Deloitte & Touche LLP, independent auditors, contained in the annual report to the Fund's shareholders for the fiscal year ended March 31, 2003 (the "Annual Report") are hereby incorporated herein by reference. No other part of the Annual Report is incorporated by reference herein. Copies of the Trust's Semiannual Report and Annual Report may be obtained, without charge, from the Transfer Agent by writing to the Northern Funds Center, P.O. Box 75986, Chicago, Illinois 60675-5986 or by calling 800/595-9111 (toll free).

                                OTHER INFORMATION

         The Prospectus and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

         Statements contained in the Prospectus or in this Additional Statement as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

SHORT-TERM CREDIT RATINGS

         A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

         "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         "B" - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

         "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

         Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for short-term obligations:

         "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

         "Prime-2" - Issuers (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree.

Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         "Not Prime" - Issuers do not fall within any of the Prime rating categories.

         Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

         "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

         "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

         "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         "C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

         "D" - Securities are in actual or imminent payment default.

         The following summarizes the ratings used by Dominion Bond Rating Service Limited ("DBRS") for commercial paper and short-term debt:

         R-1      Prime Credit Quality

         R-2      Adequate Credit Quality

         R-3      Speculative

         All three DBRS rating categories for short-term debt use "high", "middle" or "low" as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area.

         "R-1 (high)" - Short-term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an "R-1 (high)", few entities are strong enough to achieve this rating.

         "R-1 (middle)" - Short-term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1
(high)" credits to only a small degree. Given the extremely tough definition which DBRS has for the "R-1 (high)" category, entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

         "R-1 (low)" - Short-term debt rated "R-1 (low)" is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

         "R-2 (high)", "R-2 (middle)", "R-2 (low)" - Short-term debt rated "R-2" is of adequate credit quality and within the three subset grades, debt protection ranges from having reasonable ability for timely repayment to a level which is considered only just adequate. The liquidity and debt ratios of entities in the "R-2" classification are not as strong as those in the "R-1" category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an "R-1 credit". Profitability trends, past and future, may be less favorable, earnings not as stable, and there are often negative qualifying factors present which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

         "R-3 (high)", "R-3 (middle)", "R-3 (low)" - Short-term debt rated "R-3" is speculative, and within the three subset grades, the capacity for timely payment ranges from mildly speculative to doubtful. "R-3" credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

LONG-TERM CREDIT RATINGS

         The following summarizes the ratings used by Standard & Poor's for long-term issues:

         "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated "BB," "B," "CCC," "CC" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "CC" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

         "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

         "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         The following summarizes the ratings used by Moody's for long-term debt:

         "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

         "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         "B" - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         "Caa" - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

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         "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

The following summarizes long-term ratings used by Fitch:

         "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

         "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         "B" - Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

         "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor.

         Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

         PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category or to categories below "CCC".

         The following summarizes the ratings used by DBRS for long-term debt:

         "AAA" - Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for this category, few entities are able to achieve a AAA rating.

         "AA" - Bonds rated "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which DBRS has for the AAA category, entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

         "A" - Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the "A" category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

         "BBB" - Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present which reduce the strength of the entity and its rated securities.

         "BB" - Bonds rated "BB" are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

         "B" - Bonds rated "B" are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

         "CCC" / "CC" / "C" - Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated "B". Bonds rated below "B" often have characteristics which, if not remedied, may lead to default. In practice, there is little difference between the "C" to "CCC" categories, with "CC" and "C" normally used to lower ranking debt of companies where the senior debt is rated in the "CCC" to "B" range.

         "D" - This category indicates bonds in default of either interest or principal.

         ("high", "low") grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating which is essentially in the middle of the category. Note that "high" and "low" grades are not used for the AAA category.

NOTES TO SHORT-TERM AND LONG-TERM CREDIT RATINGS

STANDARD & POOR'S

         CREDITWATCH: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

         RATING OUTLOOK: A Standard & Poor's Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

              - Positive means that a rating may be raised.
              - Negative means that a rating may be lowered.
              - Stable means that a rating is not likely to change.
              - Developing means a rating may be raised or lowered.
              - N.M. means not meaningful.

MOODY'S

         WATCHLIST: Watchlists list the names of credits whose ratings have a likelihood of changing. These names are actively under review because of developing trends or events which, in Moody's opinion, warrant a more extensive examination. Inclusion on this Watchlist is made solely at the discretion of Moody's Investors Service, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist. In certain cases, names may be removed from this Watchlist without a change in rating.

         RATING OUTLOOKS: A Moody's rating outlook is an opinion regarding the likely direction of an issuers rating over the medium term. Rating outlooks fall into the following four categories: Positive, Negative, Stable and Developing (contingent upon an event). In the few instances where an issuer has multiple outlooks of differing directions, Moody's written research will describe any differences in the outlooks for the issuer and the reasons for these differences. If no outlook is present, the following designations will be used:
Rating(s) Under Review or No Outlook. Rating(s) Under Review indicates that the issuer has one or more ratings under review for possible change, and this over-rides the Outlook designation. If an analyst has not yet assigned an Outlook, then No Outlook will be displayed.

FITCH

         WITHDRAWN: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

         RATING WATCH: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

         RATING OUTLOOK: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are "stable" could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

DBRS

RATING TRENDS

         With the exception of ratings in the securitization area, each DBRS rating is appended with a rating trend. Rating trends give the investor an understanding of DBRS' opinion regarding the outlook for the rating in question, with trends falling into one of three categories - Positive, Negative or Stable. Ratings in the securitization area are not given trends because these ratings are determined by the parameters on each transaction, for which the issues are relatively black and white - these parameters are either met or not. When trends are used, they give an indication of what direction the rating in question is headed should the given conditions and tendencies continue.

         Although the trend opinion is often heavily based on an evaluation of the issuing entity or guarantor itself, DBRS also considers the outlook for the industry or industries in which the entity operates and to varying degrees, specific terms of an issue or its hierarchy in the capital structure when assigning trends. DBRS assigns trends to each security, rather than to the issuing entity, as some rating classification scales are broader than others and the duration and ranking of securities can impact the strengths and challenges that affect the entity. As a result, it is not unusual for securities of the same entity to have different trends; however, the presence of a Positive trend and a Negative trend on securities issued by the same entity is a rare occurrence.

RATING ACTIONS

         In addition to confirming ratings, releasing new ratings or making rating changes, other DBRS rating actions include:

         SUSPENDED RATINGS: Rating opinions are forward looking. Although rating opinions will consider the historical performance of an issuer, a rating is an assessment of the issuer's future ability and willingness to meet outstanding obligations. In order for a complete credit quality assessment, DBRS requires the cooperation of the issuer so that management strategies and projections may be evaluated and qualified. Since the availability of such information is critical to the rating assessment, any changes in management's willingness to supply such information (either perceived or actual) may cause a rating to be changed or even suspended. The eventual action will depend upon DBRS's assessment of the degree of accuracy of a rating possible without the cooperation of management. DBRS will suspend ratings when the level of concern reaches a point that an informed rating opinion of the credit quality of the outstanding obligation cannot be provided.

         DISCONTINUED RATINGS: When an entity retires all of its outstanding debt within a particular category and has no plans to re-issue in the near future, DBRS will normally discontinue its rating on the security in question. Should the entity ultimately reconsider its decision and re-issue new debt, the rating will be re-instated pending a full review of the credit quality of the issuer.

         It should be noted that there are cases when DBRS will assign a rating even if there is no outstanding debt obligation and the entity in question has no firm plans to issue debt in the future. These cases are often driven by the fact that assigning a rating to the "non-security" provides support to other DBRS ratings, either in the same entity or within the same family of companies. Such ratings are generally referred to as "corporate ratings" and are not publicly disclosed by DBRS.

         RATINGS "UNDER REVIEW" : DBRS maintains continuous surveillance of all rated entities; therefore, all ratings are always under review. Accordingly, when a significant event occurs that may directly impact the credit quality of a particular entity or group of entities, DBRS will attempt to provide an immediate rating opinion. If there is high uncertainty regarding the outcome of the event and DBRS is unable to provide an objective, forward-looking opinion in a timely manner, then the rating(s) of the issuer(s) will be placed "Under Review". Ratings may also be placed "Under Review" by DBRS when changes in credit status occur for any other reason that brings DBRS to the conclusion that the present ratings may no longer be appropriate.

         Ratings which are "Under Review" are qualified with one of the following three provisional statements: "negative implications", "positive implications", or "developing implications", indicating DBRS' preliminary evaluation of the impact on the credit quality of the issuer/security. As such, the ratings that were in effect prior to the review process can be used as the basis for the relative credit quality implications. It must be stressed that a rating change will not necessarily result from the review process.

MUNICIPAL NOTE RATINGS

         A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

         "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

         In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated Moody's Investment Grade ("MIG") and are divided into three levels - MIG 1 through MIG 3. In the case of variable rate demand obligations, a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature is designated as VMIG. MIG ratings expire at note maturity. By contrast, VMIG ratings expirations will be a function of each issue's specific structural or credit features. The following summarizes the ratings by Moody's for these short-term obligations:

         "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

         "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

         "MIG-3"/"VMIG-3" - This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

         Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

ABOUT CREDIT RATINGS

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

Moody's credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.

Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.

DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.

                                   APPENDIX B

         As stated in the Prospectuses, the Funds (other than the Money Market Funds) may enter into certain futures transactions. Some of these such transactions are described in this Appendix. The Funds may also enter into futures transactions or other securities and instruments that are available in the markets from time to time.

I.   Interest Rate Futures Contracts.

         USE OF INTEREST RATE FUTURES CONTRACTS. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

         A Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Fund, by using futures contracts.

         Interest rate future contracts can also be used by a Fund for non-hedging (speculative) purposes to increase total return.

         DESCRIPTION OF INTEREST RATE FUTURES CONTRACTS. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

         Although interest rate futures contracts by their terms may call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

         Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

         A public market now exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; Ginnie Mae modified pass-through mortgage backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

II.  INDEX FUTURES CONTRACTS

         General. A stock or bond index assigns relative values to the stocks or bonds included in the index, which fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indexes, such as the S&P 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the S&P's 100 or indexes based on an industry or market indexes, such as the S&P 100 or indexes based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. To the extent consistent with its investment objective, a Fund may also engage in transactions, from time to time, in foreign stock index futures such as the ALL-ORDS (Australia), CAC-40 (France), TOPIX (Japan) and the FTSE-100 (United Kingdom).

         A Fund may sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund will purchase index futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

         In addition, a Fund may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

Index futures contracts may also be used by a Fund for non-hedging (speculative) purposes to increase total return.

III. FUTURES CONTRACTS ON FOREIGN CURRENCIES

         A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency for an amount fixed in U.S. dollars. Foreign currency futures may be used by a Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

         A Fund may also use futures contracts on foreign currencies for non-hedging (speculative) purposes to increase total return.

IV.  MARGIN PAYMENTS

         Unlike purchases or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker or in a segregated account with a custodian or sub-custodian an amount of liquid assets, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the Investment Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

V.   RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

         There are several risks in connection with the use of futures by a Fund, even if the futures are used for hedging (non-speculative) purposes. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Investment Adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Investment Adviser. It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

         When futures are purchased to hedge against a possible increase in the price of securities or a currency before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Investment Adviser may still not result in a successful hedging transaction over a short time frame.

         In general, positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such an event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

         Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

         Successful use of futures by a Fund is also subject to the Investment Adviser's ability to predict correctly movements in the direction of the market. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

         Futures purchased or sold by a Fund (and related options) may be traded on foreign exchanges. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures of foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the Commodity Futures Trading Commission's ("CFTC") regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, the investments of a Fund in foreign futures, or foreign options transactions may not be provided the same protections in respect to transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

VI.  OPTIONS ON FUTURES CONTRACTS

         A Fund may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option of a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits. As an example, in anticipation of a decline in interest rates, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund intends to purchase. Similarly, if the value of the securities held by a Fund is expected to decline as a result of an increase in interest rates, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.

         Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). See "Risks of Transactions in Futures Contracts" above. In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

VII. OTHER MATTERS

         Each Fund intends to comply with the regulations of the CFTC exempting it from registration as a "Commodity Pool Operator." Accounting for futures contracts will be in accordance with generally accepted accounting principles.

                                     PART B


                       STATEMENT OF ADDITIONAL INFORMATION


                          TAX-EXEMPT MONEY MARKET FUND


                                 NORTHERN FUNDS
                                  (THE "TRUST")

         This Statement of Additional Information dated July 31, 2003 (the "Additional Statement") is not a prospectus. This Additional Statement should be read in conjunction with the Prospectus dated July 31, 2003 as amended or supplemented from time to time ("the "Prospectus). Copies of the Prospectus may be obtained without charge from The Northern Trust Company (the "Transfer Agent") by writing to the Northern Funds Center, P.O. Box 75986, Chicago, Illinois 60675-5986 or by calling 800/595-9111. Capitalized terms not otherwise defined have the same meaning as in the Prospectus.

         The unaudited financial statements relating to the Fund will be prepared semi-annually and distributed to shareholders. The audited financial statements and related report for the other Funds of the Trust in the annual report to shareholders for the fiscal year ended March 31, 2003 are incorporated herein by reference in the section "Financial Statements." No other parts of the annual report are incorporated by reference. Copies of the annual report may be obtained upon request and without charge by calling 800/595-9111.

         NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS ADDITIONAL STATEMENT OR IN THE PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR ITS DISTRIBUTOR. THE PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

         An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any government agency. An investment in the Fund involves investment risks, including possible loss of principal. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

                                      INDEX

                                                                            PAGE
ADDITIONAL INVESTMENT INFORMATION                                            3
    Classification and History                                               3
    Investment Objective and Policies                                        3
    Investment Restrictions                                                  11

ADDITIONAL TRUST INFORMATION                                                 14
    Trustees and Officers                                                    14
    Code of Ethics                                                           23
    Investment Adviser, Transfer Agent and Custodian                         23
    Proxy Voting                                                             26
    Co-Administrators and Distributor                                        28
    Service Organizations                                                    30
    Counsel and Auditors                                                     30
    In-Kind Purchases and Redemptions                                        30
    Automatic Investing Plan                                                 31
    Directed Reinvestments                                                   31
    Redemptions and Exchanges                                                31
    Retirement Plans                                                         31
    Expenses                                                                 32

PERFORMANCE INFORMATION                                                      33
    General Information                                                      34

NET ASSET VALUE                                                              35

TAXES                                                                        36
    Federal - General Information                                            36
    Federal - Tax-Exempt Information                                         37
    Taxation of Certain Financial Instruments                                38

DESCRIPTION OF SHARES                                                        38

FINANCIAL STATEMENTS                                                         42

OTHER INFORMATION                                                            42

APPENDIX A                                                                   A-1

                        ADDITIONAL INVESTMENT INFORMATION

CLASSIFICATION AND HISTORY

         The Trust is an open-end management investment company. The Tax-Exempt Money Market Fund (the "Fund") is classified as diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is a series of the Trust that was formed as a Delaware statutory trust on February 7, 2000 under an Agreement and Declaration of Trust (the "Trust Agreement"). The Trust also offers twelve Fixed Income, twelve Equity and five Money Market Funds which are not described in this document.

INVESTMENT OBJECTIVE AND POLICIES

         The following supplements the investment objective, strategies and risks of the Fund as set forth in the Prospectus. The investment objective of the Fund may be changed without the vote of the majority of the Fund's outstanding shares. Except as expressly noted below, the Fund's investment policies may be changed without shareholder approval. In addition to the instruments discussed below and in the Prospectus, the Fund may purchase other types of financial instruments, however designated, whose investment and credit quality characteristics are determined by the Investment Adviser to be substantially similar to those of any other investment otherwise permitted by the Fund's investment policies.

         The Fund's policy to invest at least 80% of its net assets in tax-exempt investments, as described, is a fundamental policy that may not be changed without shareholder approval. For this purpose, "net assets" include the amount of any borrowings for investment purposes, and the amount of "net assets" is measured at the time of purchase.

         The Fund seeks to provide a high level of income exempt from regular Federal income tax, to the extent consistent with the preservation of capital, by investing primarily in municipal instruments.

         ASSET-BACKED (INCLUDING MORTGAGE-BACKED) SECURITIES. To the extent described in the Prospectus, the Fund may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables, municipal securities or other financial assets. The investment characteristics of asset-backed securities differ from those of traditional fixed-income securities. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made periodically, thus in effect "passing through" such payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security is normally subject to both call risk and extension risk, and an asset-backed security's stated maturity may be shortened. In addition, the security's total return may be difficult to predict precisely.

         These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities.

         If an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity.

         Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments.

         Asset-backed securities acquired by the Fund may include collateralized mortgage obligations ("CMOs"). CMOs provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways, and normally are considered derivative securities. In some cases CMOs may be highly leveraged and very speculative. The Fund will not purchase "residual" CMO interests, which normally exhibit greater price volatility.

         There are a number of important differences among the agencies, instrumentalities and sponsored enterprises of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by Government National Mortgage Association ("Ginnie Mae") include Ginnie Mae Mortgage Pass-Through Certificates, which are guaranteed as to the timely payment of principal and interest by Ginnie Mae and backed by the full faith and credit of the United States. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee.

         Mortgage-backed securities issued by the Federal National Mortgage Association ("Fannie Mae") include Fannie Mae Guaranteed Mortgage Pass-Through Certificates which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury. Fannie Mae is a government-sponsored enterprise owned by private stockholders. Fannie Mae certificates are guaranteed as to timely payment of the principal and interest by Fannie Mae. Mortgage-related securities issued by Federal Home Loan Mortgage Corporation ("Freddie Mac") include Freddie Mac Mortgage Participation Certificates. Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress. Freddie Mac certificates are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Mac certificates entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal after default.

         From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating Federal sponsorship of Fannie Mae and Freddie Mac. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards to such sponsorship or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of government guaranteed mortgage-backed securities and the Fund's liquidity and value.

         Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

         In addition, privately issued mortgage-backed securities (as well as other types of asset-backed securities) do not have the backing of any U.S. government agency, instrumentality or sponsored enterprise. The seller or servicer of the underlying mortgage obligations will generally make representations and warranties to certificate-holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate-holders in a mortgage loan, the seller or servicer generally will be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate-holders or the trustee for the material breach of any such representation or warranty by the seller or servicer. To provide additional investor protection, some mortgage-backed securities may have various types of credit enhancements, reserve funds, subordination provisions or other features.

         COMMERCIAL PAPER, BANKERS' ACCEPTANCES, CERTIFICATES OF DEPOSIT, TIME DEPOSITS AND BANK NOTES. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party. Bank notes rank junior to deposit liabilities of banks and PARI PASSU with other senior, unsecured obligations of the bank. Bank notes are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the FDIC or any other insurer. Deposit notes are insured by the FDIC only to the extent of $100,000 per depositor per bank.

         The Fund, to the extent such obligations are U.S. dollar denominated, may invest a portion of its assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit ("ECDs"), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs"), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs"), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit ("Yankee CDs"), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers' Acceptances ("Yankee BAs"), which are U.S. dollar-denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States.

         Commercial paper purchased by the Fund may include asset-backed commercial paper. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets. The credit quality of asset-backed commercial paper depends primarily on the quality of these assets and the level of any additional credit support.

         CUSTODIAL RECEIPTS FOR TREASURY SECURITIES. The Fund may acquire U.S. government obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. government obligations for Federal tax purposes. The Trust is unaware of any binding legislative, judicial or administrative authority on this issue.

         FORWARD COMMITMENTS, WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment (sometimes called delayed delivery) basis. These transactions involve a commitment by the Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are normally negotiated directly with the other party.

         The Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or negotiate a commitment after entering into it. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions.

         When the Fund purchases securities on a when-issued, delayed-delivery or forward commitment basis, the Fund will segregate liquid assets having a value (determined daily) at least equal to the amount of the Fund's purchase commitments until three days prior to the settlement date, or will otherwise cover its position. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions. For purposes of determining the Fund's average dollar-weighted maturity, the maturity of when-issued, delayed-delivery or forward commitment securities will be calculated from the commitment date.

         ILLIQUID OR RESTRICTED SECURITIES. The Fund may invest up to 10% of its net assets in securities that are illiquid. The Fund may purchase commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 (the "1933 Act") and securities that are not registered under the 1933 Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as the Investment Adviser determines, under guidelines approved by the Trust's Board of Trustees, that an adequate trading market exists. This practice could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

         INVESTMENT COMPANIES. With respect to the investments of the Fund in the securities of other investment companies, such investments will be limited so that, as determined after a purchase is made, either: (a) not more than 3% of the total outstanding stock of such investment company will be owned by the Fund, the Trust as a whole and their affiliated persons (as defined in the 1940
Act); or (b) (i) not more than 5% of the value of the total assets of the Fund will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. Pursuant to an exemptive order, these limits will not apply to the investment of securities lending collateral by the Fund in certain investment company portfolios advised by Northern Trust. In addition, pursuant to the exemptive order, the Fund may invest its uninvested cash balances in shares of affiliated money market portfolios to the extent that the Fund's aggregate investment of such balances in such portfolios does not exceed 25% of the Fund's total assets.

         Certain investment companies whose securities are purchased by the Fund may not be obligated to redeem such securities in an amount exceeding 1% of the investment company's total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed this amount may be illiquid.

         If required by the 1940 Act, the Fund expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.

         The Fund may invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policy and restrictions as the Fund. However, the Fund currently intends to limit its investments in securities issued by other investment companies to the extent described above. The Fund may adhere to other limitations with respect to its investments in securities issued by other investment companies if required or permitted by the Securities and Exchange Commission (the "SEC") or deemed to be in the best interests of the Trust.

         MUNICIPAL INSTRUMENTS. Opinions relating to the validity of municipal instruments and to Federal and state tax issues relating to these securities are rendered by bond counsel to the respective issuing authorities at the time of issuance. Such opinions may contain various assumptions, qualifications or exceptions that are reasonably acceptable to the Investment Adviser. Neither the Trust nor the Investment Adviser will review the proceedings relating to the issuance of municipal instruments or the bases for such opinions.

         Municipal instruments are generally issued to finance public works, such as airports, bridges, highways, housing, health-related entities, transportation-related projects, educational programs, water and pollution control and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions and for other facilities. Municipal instruments include private activity bonds issued by or on behalf of public authorities. Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities.

         State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

         Municipal instruments include both "general" and "revenue" obligations. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as lease revenue payments from the user of the facility being financed. Industrial development bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of an industrial revenue bond is usually directly related to the credit standing of the private user of the facility involved.

         Within the principal classifications of municipal instruments described above there are a variety of categories, including municipal bonds, municipal notes, municipal leases, asset-backed securities such as custodial receipts and participation certificates. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases and participation certificates are obligations issued by state or local governments or authorities to finance the acquisition of equipment and facilities. Participation certificates may represent participations in a lease, an installment purchase contract, or a conditional sales contract. Certain municipal lease obligations (and related participation certificates) may include "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis.

Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Municipal leases (and participations in such leases) present the risk that a municipality will not appropriate funds for the lease payments. The Investment Adviser, under the supervision of the Trust's Board of Trustees, will determine the credit quality of any unrated municipal leases on an ongoing basis, including an assessment of the likelihood that the leases will not be canceled.

         The Fund may invest in "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of a moral obligation bond is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund (if such a fund has been established), the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

         Municipal bonds with a series of maturity dates are called Serial Bonds. The Fund may purchase Serial Bonds and other long-term securities provided that it has a remaining maturity meeting the Fund's maturity requirements. The Fund may also purchase long-term variable and floating rate bonds (sometimes referred to as "Put Bonds") where the Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at a par at least every thirteen months. Put Bonds with conditional puts (that is, puts which cannot be exercised if the issuer defaults on its payment obligations) will present risks that are different than those of other municipal instruments because of the possibility that the Fund might hold long-term Put Bonds on which defaults occur following acquisition by the Fund.

         The Fund may acquire securities in the form of custodial receipts evidencing rights to receive a specific future interest payment, principal payment or both on certain municipal obligations. Such obligations are held in custody bank on behalf of the holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts," "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATS") and "Municipal Zero-Coupon Receipts." The Fund may also purchase certificates of participation that, in the opinion of counsel to the issuer, are exempt from regular Federal income tax. Certificates of participation are a type of floating or variable rate of obligation that represents interests in a pool of municipal obligations held by a bank.

         An issuer's obligations under its municipal instruments are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal instruments may be materially adversely affected by litigation or other conditions.

         From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on municipal instruments. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor's Federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their Federal alternative minimum taxable income. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards the Federal income tax status of interest on municipal instruments or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of municipal instruments for investment by the Fund and the Fund's liquidity and value. In such an event the Board of Trustees would reevaluate the Fund's investment objectives and policies and consider changes in their structure or possible dissolution.

         Certain of the municipal instruments held by the Fund may be insured as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the municipal instrument at the time of its original issuance. In the event that the issuer defaults on an interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors. The Fund may invest more than 25% of its total assets in municipal instruments covered by insurance policies.

         In addition, municipal instruments may be backed by letters of credit or guarantees issued by domestic or foreign banks or other financial institutions, which are not subject to Federal deposit insurance. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or guarantee with respect to a municipal instrument held by the Fund, including a change in the credit quality of any such bank or financial institution, could result in a loss to the Fund and adversely affect the value of its shares. Letters of credit and guarantees issued by foreign banks and financial institutions involve certain risks in addition to those of similar instruments issued by domestic banks and financial institutions, as described above under "Foreign Securities."

         The Fund may invest in municipal leases, which may be considered liquid under guidelines established by the Trust's Board of Trustees. The guidelines will provide for determination of the liquidity of a municipal lease obligation based on factors including the following: (i) the frequency of trades and quotes for the obligation; (ii) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer. The Investment Adviser, under guidelines approved by the Trust's Board of Trustees, will also consider marketability of a municipal lease obligation based upon an analysis of the general credit quality of the municipality issuing the obligation and the essentiality to the municipality of the property covered by the lease.

         Currently, it is not the intention of the Fund to invest more than 25% of the value of its total assets in municipal instruments whose issuers are in the same state.

         REPURCHASE AGREEMENTS. The Fund may agree to purchase portfolio securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). Repurchase agreements are considered to be loans under the 1940 Act. Securities subject to repurchase agreements are normally held either by the Trust's custodian or subcustodian (if any), or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, in the event of a bankruptcy, the Fund could suffer additional losses if a court determines that the Fund's interest in the collateral is unenforceable.

         REVERSE REPURCHASE AGREEMENTS. The Fund may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). The Fund may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price. The Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, the Fund will segregate liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

         SECURITIES LENDING. Collateral for loans of portfolio securities made by the Fund may consist of cash, cash equivalents, securities issued or guaranteed by the U.S. government or its agencies or irrevocable bank letters of credit (or any combination thereof). The borrower of securities will be required to maintain the market value of the collateral at not less than the market value of the loaned securities, and such value will be monitored on a daily basis. When the Fund lends its securities, it continues to receive payments equal to the dividends and interest on the securities loaned and may simultaneously earn interest on the investment of the cash collateral. Investing the collateral subjects it to market depreciation or appreciation, and the Fund is responsible for any loss that may result from its investment in borrowed collateral. The Fund will have the right to terminate a loan at any time and recall the loaned securities within the normal and customary settlement time for securities transactions. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called so that the securities may be voted by the Fund if a material event affecting the investment is to occur. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially.

         STANDBY COMMITMENTS. The Fund may enter into standby commitments with respect to municipal instruments held by the Fund. Under a standby commitment, a dealer agrees to purchase at the Fund's option a specified municipal instrument. Standby commitments may be exercisable at any time before the maturity of the underlying municipal instruments and may be sold, transferred or assigned only with the instruments involved.

         The Fund expects that standby commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a standby commitment either separately in cash or by paying a higher price for municipal instruments which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding standby commitments held by the Fund will not exceed 1/2 of 1% of the value of the Fund's total assets calculated immediately after each standby commitment is acquired.

         The Fund intends to enter into standby commitments only with dealers, banks and broker-dealers which, in the Investment Adviser's opinion, present minimal credit risks. The Fund will acquire standby commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The acquisition of a standby commitment will not affect the valuation of the underlying municipal instrument. The actual standby commitment will be valued at zero in determining net asset value. Accordingly, where the Fund pays directly or indirectly for a standby commitment, the Fund's costs will be reflected as an unrealized loss for the period during which the commitment is held by the Fund and will be reflected in realized gain or loss when the commitment is exercised or expires.

         STRIPPED SECURITIES. To the extent consistent with its investment policies, the Fund, to the extent such stripped securities are Treasury Department strips, may purchase stripped securities. The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "Separate Trading of Registered Interest and Principal of Securities" or "STRIPS." The Fund may purchase securities registered in the STRIPS program. Under the STRIPS program, the Fund is able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

         Other types of stripped securities may be purchased by the Fund, including stripped mortgage-backed securities ("SMBS"). SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a risk that the initial investment will not be fully recouped. SMBS issued by the U.S. government (or a U.S. government agency, instrumentality or sponsored enterprise) may be considered liquid under guidelines established by the Trust's Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the net asset value per share.

         SUPRANATIONAL BANK OBLIGATIONS. To the extent consistent with its investment policy, the Fund may invest in obligations of supranational banks. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade among nations (e.g., the World Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that these commitments will be undertaken or met in the future.

         U.S. GOVERNMENT OBLIGATIONS. Examples of the types of U.S. government obligations that may be acquired by the Fund include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, Ginnie Mae, General Services Administration, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks and the Maritime Administration.

         Securities guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities or sponsored enterprises are also deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any agency, instrumentality or sponsored enterprise thereof, and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed.

         To the extent consistent with its investment objective, the Fund may invest in a variety of U.S. Treasury obligations and obligations issued by or guaranteed by the U.S. government or its agencies, instrumentalities or sponsored enterprises. Not all U.S. government obligations carry the same credit support. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it were not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.

         VARIABLE AND FLOATING RATE INSTRUMENTS. Variable and floating rate instruments have interest rates that are periodically adjusted either at set intervals or that float at a margin in relation to a generally recognized index rate. These instruments include long-term variable and floating rate bonds (sometimes referred to as "Put Bonds") where the Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and leveraged inverse floating rate instruments ("inverse floaters").

         With respect to the variable and floating rate instruments that may be acquired by the Fund, the investment management team will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument meets the Fund's quality requirements, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

         The Fund will invest in variable and floating rate instruments only when the Investment Adviser deems the investment to involve minimal credit risk. Unrated variable and floating rate instruments will be determined by the Investment Adviser to be of comparable quality at the time of the purchase to rated instruments that may be purchased by the Fund. In determining weighted average portfolio maturity, an instrument may, subject to the SEC's regulations be deemed to have a maturity shorter than its nominal maturity based on the period remaining until the next interest rate adjustment or the time the Fund can recover payment of principal as specified in the instrument. Variable and floating rate instruments eligible for purchase by the Fund include variable amount master demand notes, which permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate.

         Variable and floating rate instruments that may be purchased by the Fund include variable amount master demand notes, which permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate, and leveraged inverse floaters. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. The Fund may deem the maturity of variable and floating rate instruments to be less than their stated maturities based on their variable and floating rate features and/or their put features. Unrated variable and floating rate instruments will be determined by the Investment Adviser to be of comparable quality at the time of purchase to rated instruments which may be purchased by the Fund.

         Variable and floating rate instruments held by the Fund will be subject to the Fund's limitation on illiquid investments, absent a reliable trading market, when the Fund may not demand payment of the principal amount within seven days. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Fund is not entitled to exercise its demand rights. As a result, the Fund could suffer a loss with respect to these instruments.

         YIELDS AND RATINGS. The yields on certain obligations, including the money market instruments in which the Fund may invest, are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue. The ratings of S&P, Dominion, Moody's, and Fitch represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. For a more complete discussion of ratings, see Appendix A to this Additional Statement.

         Subject to the limitations stated in the Prospectus, if a security held by the Fund undergoes a rating revision, the Fund may continue to hold the security if the Investment Adviser determines such retention is warranted.

         ZERO COUPON, PAY-IN-KIND AND CAPITAL APPRECIATION BONDS. To the extent consistent with its investment objectives, the Fund may invest in zero coupon bonds, capital appreciation bonds and pay-in-kind ("PIK") securities. Zero coupon and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon bonds, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

         PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

         Zero coupon bonds, capital appreciation bonds and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, the Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Fund is nonetheless required to accrue income on such investments for each taxable year and generally are required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, the Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy Federal tax distribution requirements applicable to the Fund.

INVESTMENT RESTRICTIONS

         The Fund is subject to the fundamental investment restrictions enumerated below which may be changed with respect to the Fund only by a vote of the holders of a majority of the Fund's outstanding shares.

The Fund may not:

(1) Make loans, except through (a) the purchase of debt obligations in accordance with the Fund's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, (c) loans of securities, and (d) loans to affiliates of the Fund to the extent permitted by law.

(2) Purchase or sell real estate or real estate limited partnerships, but this restriction shall not prevent the Fund from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of real estate investment trusts or other issuers that deal in real estate.

(3) Invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

(4)  Invest in companies for the purpose of exercising control.

(5) Act as underwriter of securities, except as the Fund may be deemed to be an underwriter under the Securities Act of 1933 (the "1933 Act") in connection with the purchase and sale of portfolio instruments in accordance with its investment objective and portfolio management policies.

(6) Purchase securities (other than obligations issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises and repurchase agreements collateralized by such obligations) if such purchase would cause 25% or more in the aggregate of the market value of the total assets of the Fund to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that with respect to the Fund there is no limitation, and the Fund reserves freedom of action, when otherwise consistent with its investment policies, to concentrate its investments in obligations (other than commercial paper) issued or guaranteed by U.S. banks (including foreign branches of U.S. banks) and U.S. branches of foreign banks and repurchase agreements and securities loans collateralized by such bank obligations. For the purposes of this restriction, state and municipal governments and their agencies and authorities are not deemed to be industries; as to utility companies, the gas, electric, water and telephone businesses are considered separate industries; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

(7) Borrow money, except that to the extent permitted by applicable law (a) the Fund may borrow from banks, other affiliated investment companies and other persons, and may engage in reverse repurchase agreements and other transactions which involve borrowings, in amounts up to 33 1/3% of its total assets (including the amount borrowed) or such other percentage permitted by law, (b) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and (d) the Fund may purchase securities on margin. If due to market fluctuations or other reasons the Fund's borrowings exceed the limitations stated above, the Trust will promptly reduce the borrowings of the Fund in accordance with the 1940 Act. In addition, as a matter of fundamental policy, the Fund will not issue senior securities to the extent such issuance would violate applicable law.

(8) Make any investment inconsistent with the Fund's classification as a diversified company under the 1940 Act.

(9) Notwithstanding any of the Fund's other fundamental investment restrictions (including, without limitation, those restrictions relating to issuer diversification, industry concentration and control), the Fund may: (a) purchase securities of other investment companies to the full extent permitted under Section 12 or any other provision of the 1940 Act (or any successor provision thereto) or under any regulation or order of the SEC; and (b) invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policies and fundamental restrictions as the Fund.

         For the purposes of Investment Restrictions No. 1 and No. 7 above, the Fund expects that it would be required to file an exemptive application with the SEC and receive the SEC's approval of that application prior to entering into lending or borrowing arrangements with affiliates. As of the date of this Additional Statement, the Fund had not filed such an application.

         In applying Restriction No. 8 above, a security is considered to be issued by the entity, or entities, whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by a Fund does not exceed 10% of the value of the Fund's assets.

         Also, as a matter of fundamental policy, changeable only with the approval of the holders of a majority of the outstanding shares of the Fund involved, at least 80% of the net assets of the Fund plus the amount of borrowings for investment purposes ("net assets") measured at the time of purchase of the Fund will be invested in debt instruments, the interest on which is, in the opinion of bond counsel or counsel for issuers, exempt from regular Federal income tax, except in extraordinary circumstances such as when the Investment Adviser believes that market conditions indicate that the Fund should adopt a temporary defensive posture by holding uninvested cash or investing in taxable securities. Investments in such debt instruments may be direct or indirect (for example, through investments in other investment companies or pools). Interest earned on "private activity bonds" that is treated as an item of tax preference under the Federal alternative minimum tax will not be deemed by the Fund, to be exempt from regular Federal income tax for purposes of determining whether the Fund meets this fundamental policy.

         Except as otherwise provided in Investment Restriction No. 6, for the purpose of such restriction in determining industry classification, the Trust may use any one or more of the following: the Bloomberg Industry Group Classification, Standard & Poors, J.J. Kenny Municipal Purpose Codes, FT Interactive Industrial Codes, Securities Industry Classification Codes or the Global Industry Classification Standard. For the purpose of determining the percentage of a Fund's total assets invested in securities of issuers having their principal business activities in a particular industry, an asset-backed security will be classified separately based on the nature of the underlying assets.

         The Fund intends, as a non-fundamental policy, to diversify its investments in accordance with current SEC regulations. Investments in the securities of any single issuer (excluding cash, cash items, certain repurchase agreements, U.S. government securities and securities of other investment companies) will be limited to not more than 5% of the value of a Fund's total assets at the time of purchase, except that: (a) 25% of the value of the total assets of the Fund may be invested in the securities of any one issuer for a period of up to three Business Days. A security that has an unconditional guarantee meeting special SEC requirements (a "Guarantee") does not need to satisfy the foregoing issuer diversification requirements that would otherwise apply, but the Guarantee is instead subject to the following diversification requirements: immediately after the acquisition of the security, the Fund may not have invested more than 10% of its total assets in securities issued by or subject to Guarantees from the same person, except that the Fund may, subject to certain conditions, invest up to 25% of its total assets in securities issued or subject to Guarantees of the same persons. This percentage is 100% if the Guarantee is issued by the U.S. government or an agency thereof. In addition, the Fund will limit its investments in certain conduit securities that are not rated in the highest short-term rating category as determined by two nationally recognized statistical rating organizations (each an "NRSRO") (or one NRSRO if the security is rated by only one NRSRO) or, if unrated, are not of comparable quality to First Tier Securities ("Second Tier Securities") to 5% of its total assets, with investments in any one such issuer being limited to no more than 1% of the Fund's total assets or $1 million, whichever is greater, measured at the time of purchase. Conduit securities subject to this limitation are municipal instruments that are not subject to a Guarantee and involve an arrangement whereunder a person, other than a municipal issuer, provides for or secures repayment of the security and are not: (i) fully and unconditionally guaranteed by a municipal issuer; or (ii) payable from the general revenues of the municipal issuer or other municipal issuers; or (iii) related to a project owned and operated by a municipal issuer; or (iv) related to a facility leased to and under the control of an industrial or commercial enterprise that is part of a public project which, as a whole, is owned and under the control of a municipal issuer. The Fund will limit its investments in all Second Tier Securities (that are not subject to a Guarantee) in accordance with the foregoing percentage limitations.

         In addition to the foregoing, the Fund is subject to additional diversification requirements imposed by SEC regulations on the acquisition of securities subject to other types of demand features and puts whereunder the Fund has the right to sell the securities to third parties.

         Any Investment Restriction which involves a maximum percentage (other than the restriction set forth above in Investment Restriction No. 7) will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of the Fund. The 1940 Act requires that if the asset coverage for borrowings at any time falls below the limits described in Investment Restriction No. 7, the Fund involved will, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the net asset coverage of such borrowings shall conform to such limits.

         Although the foregoing Investment Restrictions would permit the Fund to acquire options, enter into forward currency contracts and engage in short sales and interest rate and currency swaps, they are not currently permitted to engage in these transactions under SEC regulations.

                          ADDITIONAL TRUST INFORMATION

TRUSTEES AND OFFICERS

         The business and affairs of the Trust and the Fund are managed under the direction of the Trust's Board of Trustees. Information pertaining to the Trustees and officers of the Trust is set forth below.

NON-INTERESTED TRUSTEES: *

                                               TERM OF
                                              OFFICE AND
                           POSTITON(S)         LENGTH OF
                           HELD WITH             TIME
NAME, ADDRESS AND AGE**      TRUST             SERVED***      PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-----------------------    -----------        ----------      ----------------------------------------------
Richard G. Cline            Chairman           Since 2000     Chairman and Director, Hawthorne Investors, Inc. (a management
Age: 68                     of Board of                       advisory services and private investment company) since 1996;
                            Trustees                          Managing Partner, Hawthorne Investments, L.L.C. (a management advisory services and private investment company) since 2001;
                                                              Chairman and Director of Hussmann International, Inc. (a
                                                              refrigeration company) from 1998 to 2000; Chairman, President and
                                                              CEO of NICOR Inc. (a diversified public utility holding company)
                                                              from 1985 to 1995, and President from 1992 to 1993; Chairman,
                                                              Federal Reserve Bank of Chicago from 1992 through 1994; and
                                                              Deputy Chairman in 1991 and 1995. Trustee: Northern Mutual Fund
                                                              Complex (registered investment companies).

                            NUMBER OF
                            FUNDS IN
                            NORTHERN
                              FUNDS
                             COMPLEX
                           OVERSEEN BY     OTHER DIRECTORSHIPS HELD
NAME, ADDRESS AND AGE**    TRUSTEE****          BY TRUSTEE*****
-----------------------    -----------     ------------------------
Richard G. Cline                           Director: PepsiAmericas (a soft
Age: 68                         53         drink bottling company); Ryerson
                                           Tull, Inc. (a metals distribution
                                           company).

* Trustees who are not deemed to be "interested persons" of the Trust as defined in the 1940 Act are referred to as "non-interested Trustees." Trustees who are deemed to be "interested persons" of the Trust are referred to as "interested Trustees."

** Each Trustee may be contacted by writing to the Trustee, c/o Lloyd Wennlund, The Northern Trust Company, 50 South LaSalle Street, Chicago, IL 60675.

*** Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year of the Trust in which he or she attains the age of 72 years.

**** The Northern Mutual Fund Complex consists of Northern Institutional Funds and Northern Funds. As of July 31, 2003, Northern Institutional Funds consisted of 23 portfolios and Northern Funds consisted of 30 portfolios.

***** This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

                                               TERM OF
                                              OFFICE AND
                           POSTITON(S)         LENGTH OF
NAME, ADDRESS AND           HELD WITH            TIME
AGE**                        TRUST             SERVED***      PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-----------------------    -----------        ----------      ----------------------------------------------
Edward J. Condon, Jr.        Trustee           Since 2000     Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser)
Age: 63                                                       since 1993; Principal and Co-Founder of Paradigm Capital since 1993;
                                                              Senior Partner of NewEllis Ventures since 2001; Member of Advisory
                                                              Board of Real-Time USA, Inc. (a software development company);
                                                              Member of the Board of Managers of The Liberty Hampshire Company,
                                                              LLC (a receivable securitization company). Director: University
                                                              Eldercare, Inc. (an Alzheimer's disease research and treatment company); Financial Pacific Company (a small business leasing company). Trustee: Northern Mutual Fund Complex  (registered investment companies); Trustee: Dominican University.

William J. Dolan, Jr.        Trustee           Since 1994     Partner of Arthur Andersen & Co. S.C. (an accounting firm) from 1966
Age: 71                                                       to 1989.  Financial Consultant, Ernst & Young LLP (an accounting firm) from 1992 to 1993 and 1997. Trustee: Northern Mutual Fund
                                                              Complex  (registered investment companies).

Sharon Gist Gilliam          Trustee           Since 2001     Executive Vice President, Unison-Maximus, Inc. (aviation and
Age: 59                                                       governmental consulting). Director: Town and Country Utilities,
                                                              Inc.; Unison Consulting Group, Inc. until May 1999. Trustee:
                                                              Northern Mutual Fund Complex (registered investment companies).

Sandra Polk Guthman          Trustee           Since 2000     President and CEO of Polk Bros. Foundation (an Illinois
Age: 59                                                       not-for-profit corporation) from 1993 to present. Trustee: Northern
                                                              Mutual Fund Complex (registered investment companies).

Richard P. Strubel           Trustee           Since 2000     President, Chief Operating Officer and Director of Unext Inc. (a
Age: 63                                                       provider of educational services via the Internet) since 1999;
                                                              Managing Director of Tandem Partners, Inc. (a privately held management services firm) until 1999. Director: Cantilever
                                                              Technologies (a private software company) since 1999. Trustee: The
                                                              University of Chicago since 1987; Trustee: Northern Mutual Fund
                                                              Complex (registered investment companies).

                           NUMBER OF
                            FUNDS IN
                           NORTHERN
                             FUNDS
                            COMPLEX
NAME, ADDRESS AND          OVERSEEN BY      OTHER DIRECTORSHIPS
AGE**                      TRUSTEE****      HELD BY TRUSTEE*****
-----------------------    ------------     --------------------
Edward J. Condon, Jr.           53          None
Age: 63

William J. Dolan, Jr.           53          None
Age: 71

Sharon Gist Gilliam             53          None
Age: 59

Sandra Polk Guthman             53          Director: MBIA of Illinois
Age: 59                                     (a municipal bond insurance
                                            company) 1999-2000.

Richard P. Strubel              53          Director: Gildan Activewear,
Age: 63                                     Inc. (an athletic clothing
                                            marketing and manufacturing
                                            company); Trustee: Goldman
                                            Sachs Mutual Fund Complex (61
                                            portfolios).

INTERESTED TRUSTEES: *

                                                TERM OF
                                               OFFICE AND
                           POSTITON(S)         LENGTH OF
NAME, ADDRESS AND          HELD WITH              TIME
AGE**                        TRUST             SERVED***      PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-----------------------    -----------         ----------     ----------------------------------------------
Michael E. Murphy(1)         Trustee           Since 1998     President of Sara Lee Foundation (philanthropic organization) from
Age: 66                                                       1997 to 2001; Vice Chairman and Chief Administrative Officer of
                                                              Sara Lee Corporation (a consumer product company) from 1994 to
                                                              1997. Trustee: Northern Mutual Fund Complex (registered investment companies).

Mary Jacobs  Skinner,        Trustee           Since 1998     Partner in the law firm of Sidley Austin Brown & Wood.  Trustee:
Esq.(2)                                                       Northern Mutual Fund Complex (registered investment companies).
Age: 45

Stephen Timbers(3)           Trustee           Since 2000     Director, President and Chief Executive Officer of Northern
Age: 58                                                       Trust Investments, N.A. (formerly known and conducting business as
                                                              Northern Trust Investments, Inc.) since 2001; President of Northern
                                                              Trust Global Investments, a division of Northern Trust Corporation and Executive Vice President, The Northern Trust Company since
                                                              1998; President, Chief Executive Officer and Director of Zurich
                                                              Kemper Investments (a financial services company) from 1996 to
                                                              1998; President, Chief Operating Officer and Director of Kemper
                                                              Corporation (a financial services company) from 1992 to 1996;
                                                              President and Director of Kemper Funds (a registered investment company) from 1990 to 1998. Trustee: Northern Mutual Fund Complex
                                                              (registered investment companies).

                            NUMBER OF
                            FUNDS IN
                            NORTHERN
                              FUNDS
                             COMPLEX
NAME, ADDRESS AND          OVERSEEN BY      OTHER DIRECTORSHIPS HELD
AGE**                      TRUSTEE****      BY TRUSTEE*****
-----------------------    ------------     ------------------------
Michael E. Murphy(1)            53          Director: Coach, Inc.; Payless
Age: 66                                     Shoe Source, Inc. (a retail
                                            shoe store business); GATX
                                            Corporation (a railroad holding
                                            company); Bassett Furniture
                                            Industries, Inc. (a furniture
                                            manufacturer).

Mary Jacobs  Skinner,           53          None
Esq.(2)
Age: 45

Stephen Timbers(3)              53          Director: USFreightways
Age: 58                                     Corporation.

(1) Mr. Murphy is deemed to be an "interested" Trustee because he owns shares of Northern Trust Corporation.
(2) Ms. Skinner is deemed to be an "interested" Trustee because her law firm provides legal services to Northern Trust Corporation and its affiliates.
(3) Mr. Timbers is deemed to be an "interested" Trustee because he is an officer, director, employee and shareholder of Northern Trust Corporation and/or its affiliates.

OFFICERS OF THE TRUST:


                               POSTITON(S)       TERM OF
                                  HELD         OFFICE AND
                                  WITH          LENGTH OF
NAME, ADDRESS AND AGE            TRUST         TIME SERVED*             PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
---------------------          ----------      -----------              ----------------------------------------------
Lloyd A. Wennlund              President       Since 2000     Senior Vice President and Director of Northern Trust Investments,
50 South LaSalle Street                                       N.A. (formerly known and conducting business as Northern Trust
Chicago, IL 60675                                             Instruments, Inc.) since 2001; Senior Vice President and other
Age: 45                                                       positions at The Northern Trust Company, President of Northern
                                                              Trust Securities, Inc., and Managing Executive, Mutual Funds for
                                                              Northern Trust Global Investments since 1989.

Eric K. Schweitzer               Vice          Since 2000     Senior Vice President at Northern Trust Investments, N.A.
50 South LaSalle Street        President                      (formerly known and conducting business as Northern Trust
Chicago, IL  60675                                            Instruments, Inc.) since 2001 and Senior Vice President at The
Age: 42                                                       Northern Trust Company and the Director of Distribution, Product
                                                              Management and Client Services in the Mutual Fund Group of
                                                              Northern Trust Global Investments since 2000; Managing Director of
                                                              Mutual Funds for US Bancorp from 1997 to 2000.

Brian Ovaert                   Treasurer       Since 2002     Senior Vice President and Department Head at The Northern Trust
50 South LaSalle Street                                       Company overseeing Fund Accounting, Transfer Agent and Fund
Chicago, IL  60675                                            Administration functions, Division Manager of Fund Accounting,
Age: 41                                                       1992-1998, Audit Manager at Arthur Andersen LLP (an accounting firm) prior thereto.

Brian R. Curran                  Vice          Since 1999     Vice President and Director of Fund Administration at PFPC Inc.
4400 Computer Drive            President                      since 1997; Director of Fund Administration at State Street Bank &
Westborough, MA  01581                                        Trust Company from February 1997 to October 1997; Senior Auditor
Age: 36                                                       at Price Waterhouse LLP (an accounting firm) prior thereto.

Stuart Schuldt                 Assistant       Since 2002     Senior Vice President, Fund Administration and Fund Accounting,
50 South LaSalle Street        Treasurer                      The Northern Trust Company; Vice President, Fund Accounting,
Chicago, IL  60675                                            Scudder Kemper (a mutual fund company), from 1993 to 1998; Audit
Age: 41                                                       Manager, Arthur Andersen & Co., (an accounting firm) prior thereto.

Jeffrey A. Dalke, Esq.         Secretary       Since 1994     Partner in the law firm of Drinker Biddle & Reath LLP.
One Logan Square
18th and Cherry Streets
Philadelphia, PA  19103-6996
Age: 52

Linda J. Hoard, Esq.        Assistant Secretary     Since     Vice President at PFPC Inc. since 1998; Attorney
4400 Computer Drive                                 1999      Consultant for Fidelity Management & Research (a financial service
Westborough, MA 01581                                         company), Investors Bank & Trust Company (a financial service
Age: 55                                                       provider) and FDISG prior thereto.

Lori V. Russell                  Assistant          Since     Associate Counsel at PFPC Inc. since 2002; Associate
400 Computer Drive               Secretary          2003      Counsel at Investors Bank & Trust Company, a financial service
Westborough, MA 01581                                         provider (2001-2002); Manager in the Regulatory Administration
Age:31                                                        Department of PFPC Inc. (2000-2001) and Senior Regulatory
                                                              Administrator (1998-2000).

James Grassi                Assistant Secretary     Since     Senior Attorney at The Northern Trust Company since 1994.
50 South LaSalle Street                             2003
Chicago, IL 60675
Age: 47

* Officers hold office at the pleasure of the Board of Trustees until the next annual meeting of the Trust or until their successors are duly elected and qualified, or until they die, resign, are removed or become disqualified.

         Certain of the Trustees and officers and the organizations with which they are associated have had in the past, and may have in the future, transactions with Northern Trust Corporation, PFPC Inc. ("PFPC"), Northern Funds Distributors, LLC and their respective affiliates. The Trust has been advised by such Trustees and officers that all such transactions have been and are expected to be in the ordinary course of business and the terms of such transactions, including all loans and loan commitments by such persons, have been and are expected to be substantially the same as the prevailing terms for comparable transactions for other customers. As a result of the responsibilities assumed by the Trust's service providers, the Trust itself requires no employees.

         Each officer holds comparable positions with Northern Institutional Funds and certain officers hold comparable positions with certain other investment companies of which Northern Trust Corporation, PFPC or an affiliate thereof is the investment adviser, custodian, transfer agent, administrator and/or distributor.

         STANDING BOARD COMMITTEES. The Board of Trustees has established three standing committees in connection with their governance of the Fund - Audit, Committee on Trustees and Valuation.

         The Audit Committee consists of four members: Messrs. Condon (Chairman), Strubel and Dolan and Ms. Gilliam. The functions performed by the Audit Committee include, among other things, acting as the principal liaison between the Board and the Trust's independent auditors, making recommendations to the Board regarding the auditor's engagement and compensation, ensuring receipt from the independent accountants of a formal written statement delineating relationships between the independent accountants and the Trust. The Audit Committee convenes at least four times each year to meet with the independent auditors to review the scope and results of the audit and to discuss other non-audit matters as requested by the Trust's Chairman, the Committee Chairman or the auditors. During the fiscal year ended March 31, 2003, the Audit Committee convened six times.

         The Committee on Trustees consists of three members: Ms. Guthman (Chairperson) and Messers. Dolan and Strubel. The functions performed by the Committee on Trustees include selecting and nominating candidates to serve as non-interested Trustees, reviewing and making recommendations regarding Trustee compensation, and developing policies regarding Trustee education. During the fiscal year ended March 31, 2003, the Committee on Trustees convened two times. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Committee on Trustees will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Fund's Prospectus and should be directed to the attention of Northern Funds Committee on Trustees.

         The Valuation Committee consists of three members: Messrs. Murphy (Chairman) and Timbers and Ms. Skinner. The Valuation Committee is authorized to act for the Board in connection with the valuation of portfolio securities of the Trust's non-money market Funds in accordance with the Trust's valuation procedures. During the fiscal year ended March 31, 2003, the Valuation Committee convened one time.

         TRUSTEE OWNERSHIP OF FUND SHARES. The following table shows the dollar range of shares of the Funds owned by each Trustee in the Funds and other portfolios of the Northern Funds and Northern Institutional Funds.

                       INFORMATION AS OF DECEMBER 31, 2002

                                                                                  AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                 SECURITIES IN ALL REGISTERED INVESTMENT
                                                                                COMPANIES OVERSEEN BY TRUSTEE IN FAMILY
NAME OF TRUSTEE                DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND          OF INVESTMENT COMPANIES*
---------------                ----------------------------------------------   ----------------------------------------
Richard G. Cline            Mid Cap Growth Fund - $50,001 - $100,000                              Over $100,000
                            Technology Fund - $10,001 - $50,000
                            Money Market Fund - Over $100,000
                            U.S. Government Money Market Fund - Over $100,000

Edward J. Condon, Jr.       Large Cap Value Fund - $10,001 - $50,000                              Over $100,000
                            Select Equity Fund - $50,001 - $100,000
                            Small Cap Growth Fund - $10,001 - $50,000
                            Small Cap Value Fund - $10,001 - $50,000
                            Technology Fund - $10,001 - $50,000

William J. Dolan, Jr.       Mid Cap Growth Fund - $10,001 - $50,000                              $10,001-$50,000
                            Small Cap Growth Fund - $1 - $10,000
                            Technology Fund - $1 - $10,000

Sharon Gist Gilliam                                 None                                               None

Sandra Polk Guthman         Income Equity Fund - $10,001 - $50,000                               $50,001-$100,000
                            Select Equity Fund - $10,001 - $50,000
                            Money Market Fund - $10,001 - $50,000

Michael E. Murphy           Growth Equity Fund - Over $100,000                                    Over $100,000
                            Select Equity Fund - Over $100,000
                            Small Cap Value Fund - Over $100,000

Mary Jacobs Skinner         Growth Equity Fund - $10,001 - $50,000                                Over $100,000
                            Growth Opportunities Fund - $10,001 - $50,000
                            Mid Cap Growth Fund - $10,001 - $50,000
                            Select Equity Fund - $10,001 - $50,000
                            Small Cap Value Fund - $10,001 - $50,000
                            Technology Fund - $1 - $10,000

Richard P. Strubel                                  None                                               None

Stephen B. Timbers          Global Communications Fund - $10,001 - $50,000                        Over $100,000
                            Growth Equity Fund - Over - $100,000
                            Growth Opportunities Fund - Over $100,000
                            International Growth Equity Fund - Over $100,000
                            Large Cap Value Fund - Over $100,000
                            Mid Cap Growth Fund - Over $100,000
                            Select Equity Fund - Over $100,000
                            Small Cap Growth Fund - Over $100,000
                            Stock Index Fund - Over $100,000
                            Technology Fund - Over $100,000
                            High Yield Fixed Income Fund - Over $100,000
                            High Yield Municipal Fund - Over $100,000
                            Tax-Exempt Fund - Over $100,000
                            Money Market Fund - $1 - $10,000

----------
     * The Northern Mutual Fund Complex consists of Northern Institutional Funds and Northern Funds. As of December 31, 2002, Northern Institutional Funds consisted of 22 portfolios and Northern Funds, including the Funds described in this Additional Statement, consisted of 32 portfolios. A new portfolio was added to the Northern Institutional Funds in July 2003. On June 20, 2003, the International Select Equity Fund was reorganized into the International Growth Equity Fund and the Global Communications Fund was reorganized into the Technology Fund.

         TRUSTEE AND OFFICER COMPENSATION. Each Trustee, except Mr. Timbers, earns an annual retainer of $30,000 and an additional fee of $1,500 for each meeting attended, plus reimbursement of expenses incurred as a Trustee. The Chairman of the Board earns an additional annual retainer of $10,000. Each Committee member earns an additional fee of $1,500 and each Committee Chairman earns an additional fee of $2,000.

         The following tables set forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended March 31, 2003. The tables do not include information for the Fund, which did not commence operations during the fiscal year ended March 31, 2003.

                             GROWTH         GROWTH                      INTERNATIONAL
                             EQUITY     OPPORTUNITIES   INCOME EQUITY   GROWTH EQUITY    LARGE CAP     MID CAP    SELECT EQUITY
                              FUND           FUND            FUND            FUND       VALUE FUND   GROWTH FUND       FUND
--------------------------------------------------------------------------------------------------------------------------------
Stephen Timbers             $      0       $      0        $      0        $      0       $     0     $       0      $      0
Richard G. Cline               1,380            460             460             460           460           460           460
Edward J. Condon, Jr           1,230            410             410             410           410           410           410
Sharon Gist Gilliam            1,170            390             390             390           390           390           390
Sandra Polk Guthman            1,230            410             410             410           410           410           410
Richard P. Strubel             1,170            390             390             390           390           390           390
William J. Dolan, Jr             917            306             306             306           306           306           306
Raymond E. George, Jr. (1)       889            296             296             296           296           296           296
Michael E. Murphy              1,125            375             375             375           375           375           375
Mary Jacobs Skinner            1,029            343             343             343           343           343           343

                            SMALL CAP      SMALL CAP       SMALL CAP                                                  ARIZONA
                             GROWTH          INDEX           VALUE        STOCK INDEX    TECHNOLOGY      VALUE      TAX-EXEMPT
                              FUND           FUND            FUND             FUND          FUND         FUND          FUND
------------------------------------------------------------------------------------------------------------------------------
Stephen Timbers             $      0       $      0        $      0        $      0       $     0     $       0      $      0
Richard G. Cline                 460            460             460             920           920           460           460
Edward J. Condon, Jr.            410            410             410             820           820           410           410
Sharon Gist Gilliam              390            390             390             780           780           390           390
Sandra Polk Guthman              410            410             410             820           820           410           410
Richard P. Strubel               390            390             390             780           780           390           390
William J. Dolan, Jr.            306            306             306             611           611           306           306
Raymond E. George, Jr. (1)       296            296             296             593           593           296           296
Michael E. Murphy                375            375             375             750           750           375           375
Mary Jacobs Skinner              343            343             343             686           686           343           343

                           CALIFORNIA                                      FLORIDA
                          INTERMEDIATE    CALIFORNIA                     INTERMEDIATE     GLOBAL      HIGH YIELD    HIGH YIELD
                           TAX-EXEMPT     TAX-EXEMPT     FIXED INCOME     TAX-EXEMPT   FIXED INCOME  FIXED INCOME   MUNICIPAL
                              FUND           FUND            FUND            FUND          FUND          FUND          FUND
------------------------------------------------------------------------------------------------------------------------------
Stephen Timbers             $      0       $      0        $      0        $      0       $     0     $       0      $      0
Richard G. Cline                 460            460           1,380             460           460           460           460
Edward J. Condon, Jr.            410            410           1,230             410           410           410           410
Sharon Gist Gilliam              390            390           1,170             390           390           390           390
Sandra Polk Guthman              410            410           1,230             410           410           410           410
Richard P. Strubel               390            390           1,170             390           390           390           390
William J. Dolan, Jr.            306            306             917             306           306           306           306
Raymond E. George, Jr. (1)       296            296             889             296           296           296           296
Michael E. Murphy                375            375           1,125             375           375           375           375
Mary Jacobs Skinner              343            343           1,029             343           343           343           343

(1)  Mr. George served as a Trustee of the Fund Complex until December 31, 2002.

                                            SHORT-                                      CALIFORNIA
                                         INTERMEDIATE                                   MUNICIPAL
                          INTERMEDIATE       U.S.                            U.S.          MONEY                     MUNICIPAL
                           TAX-EXEMPT     GOVERNMENT      TAX-EXEMPT      GOVERNMENT      MARKET    MONEY MARKET   MONEY MARKET
                             FUND            FUND            FUND            FUND          FUND         FUND           FUND
------------------------------------------------------------------------------------------------------------------------------
Stephen Timbers             $      0       $      0        $      0        $      0       $     0     $       0      $      0
Richard G. Cline               1,380            460             920             460           920        17,020         8,280
Edward J. Condon, Jr.          1,230            410             820             410           820        15,170         7,380
Sharon Gist Gilliam            1,170            390             780             390           780        14,430         7,020
Sandra Polk Guthman            1,230            410             820             410           820        15,170         7,380
Richard P. Strubel             1,170            390             780             390           780        14,430         7,020
William J. Dolan, Jr.            917            306             611             306           611        11,308         5,501
Raymond E. George, Jr. (1)       889            296             593             296           593        10,961         5,333
Michael E. Murphy              1,125            375             750             375           750        13,875         6,750
Mary Jacobs Skinner            1,029            343             686             343           686        12,696         6,176

                                             U.S.
                               U.S.       GOVERNMENT
                            GOVERNMENT      SELECT
                           MONEY MARKET  MONEY MARKET
                               FUND          FUND          TOTAL COMPENSATION FROM FUND COMPLEX (2)
---------------------------------------------------------------------------------------------------
Stephen Timbers             $      0       $      0                        $      0
Richard G. Cline               1,380          1,840                          90,500
Edward J. Condon, Jr.          1,230          1,640                          80,500
Sharon Gist Gilliam            1,170          1,560                          76,500
Sandra Polk Guthman            1,230          1,640                          80,500
Richard P. Strubel             1,170          1,560                          76,500
William J. Dolan, Jr.            917          1,223                          59,625 (3)
Raymond E. George, Jr. (1)       889          1,185                          59,250
Michael E. Murphy              1,125          1,500                          73,500
Mary Jacobs Skinner            1,029          1,373                          67,125 (4)

(1)  Mr. George served as a Trustee of the Fund Complex until December 31, 2002.
(2) As of December 31, 2002, the Fund Complex consists of Northern Institutional Funds (22 portfolios) and Northern Funds (32 portfolios).
     The Global Communications Fund was reorganized into the Technology Fund on June 20, 2003. The International Select Equity Fund was reorganized into the International Growth Equity Fund on June 20, 2003.
(3) For the fiscal year ended March 31, 2003, Mr. Dolan elected to defer $16,875 of $76,500 total compensation.
(4) For the fiscal year ended March 31, 2003, Ms. Skinner elected to defer $9,375 of $76,500 total compensation.

         The Trust does not provide pension or retirement benefits to its Trustees.

         Effective October 29, 2002, each Trustee became entitled to participate in the Northern Funds Deferred Compensation Plan ("The Plan"). Under the Plan, a Trustee may elect to have his or her deferred fees treated as if they had been invested by the Trust in the shares of the Diversified Asset Portfolio of Northern Institutional Funds and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed income instruments selected by the Trust that are "eligible securities" as defined by that rule. The amount paid to the Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees will not obligate the Trust to retain the service of any Trustee or obligate a Fund to any level of compensation to the Trustee. The Trust may invest in underlying securities without shareholder approval.

         The Trust's officers do not receive fees from the Trust for services in such capacities, although PFPC, of which certain of the Trust's officers are also officers (except Messrs. Dalke, Grassi, Ovaert, Schuldt, Schweitzer and Wennlund), receives fees from the Trust for administrative services.

         Drinker Biddle & Reath LLP, of which Mr. Dalke is a partner, receives fees from the Trust for legal services.

         Northern Trust Corporation and/or its affiliates, of which Messrs. Timbers, Grassi, Ovaert, Schuldt, Schweitzer and Wennlund are officers, receive fees from the Trust as Investment Adviser, Co-Administrator, Custodian and Transfer Agent.

CODE OF ETHICS

         The Trust, its Investment Adviser and the principal underwriter have adopted codes of ethics (the "Codes of Ethics") under Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their provisions, to invest in securities, including securities that may be purchased or held by the Trust.

INVESTMENT ADVISER, TRANSFER AGENT AND CUSTODIAN

         Northern Trust Investments, N.A. ("NTI" or the "Investment Adviser," formerly known and conducting business as Northern Trust Investments, Inc.), a subsidiary of The Northern Trust Company ("TNTC"), serves as the investment adviser for the Fund. NTI serves as the Investment Adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. TNTC is a wholly-owned subsidiary of Northern Trust Corporation, a bank holding company. NTI and TNTC are located at 50 South LaSalle Street, Chicago, IL 60675. Unless otherwise indicated, NTI and TNTC are referred to collectively in this Additional Statement as "Northern Trust."

         Northern Trust is one of the nation's leading providers of trust and investment management services. Northern Trust is one of the strongest banking organizations in the United States. Northern Trust believes it has built its organization by serving clients with integrity, a commitment to quality and personal attention. Its stated mission with respect to all its financial products and services is to achieve unrivaled client satisfaction. With respect to such clients, the Trust is designed to assist: (i) defined contribution plan sponsors and their employees by offering a range of diverse investment options to help comply with 404(c) regulation and may also provide educational material to their employees; (ii) employers who provide post-retirement Employees' Beneficiary Associations ("VEBA") and require investments that respond to the impact of Federal regulations; (iii) insurance companies with the day-to-day management of uninvested cash balances as well as with longer-term investment needs; and (iv) charitable and not-for-profit organizations, such as endowments and foundations, demanding investment management solutions that balance the requirement for sufficient current income to meet operating expenses and the need for capital appreciation to meet future investment objectives. Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors, and as of June 30, 2003, administered in various capacities approximately $1.83 trillion of assets including approximately $423 billion of assets for which Northern Trust and its affiliates had investment management responsibilities.

         Under its Advisory Agreement with the Trust, the Investment Adviser, subject to the general supervision of the Trust's Board of Trustees, makes decisions with respect to and places orders for all purchases and sales of portfolio securities for the Fund and also provides certain ancillary services. The Investment Adviser is also responsible for monitoring and preserving the records required to be maintained under the regulations of the SEC (with certain exceptions unrelated to its activities for Northern Funds). In making investment recommendations for the Fund, investment advisory personnel may not inquire or take into consideration whether issuers of securities proposed for purchase or sale for the Fund's accounts are customers of TNTC's commercial banking department. These requirements are designed to prevent investment advisory personnel for the Fund from knowing which companies have commercial business with TNTC and from purchasing securities where they know the proceeds will be used to repay loans to the bank.

         The Trust's Investment Advisory and Ancillary Services Agreements with the Investment Adviser (the "Advisory Agreement") have been approved by the Board of Trustees, including the "non-interested" Trustees, and the initial shareholder of the Trust. The Advisory Agreements provide that in selecting brokers or dealers to place orders for transactions on (i) common and preferred stocks, the Investment Adviser shall use their best judgment to obtain the best overall terms available, and (ii) on bonds and other fixed income obligations, the Investment Adviser shall attempt to obtain best net price and execution. Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. In assessing the best overall terms available for any transaction, the Investment Adviser is to consider all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, the Investment Adviser may consider the brokerage and research services provided to the Fund and/or other accounts over which the Investment Adviser or an affiliate exercises investment discretion. A broker or dealer providing brokerage and/or research services may receive a higher commission than another broker or dealer would receive for the same transaction. These brokerage and research services may include but are not limited to, furnishing of advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in securities and the availability of securities or purchasers or sellers of securities. The Investment Adviser may also obtain economic statistics, forecasting services, industry and company analyses, portfolio strategies, quantitative data, market information systems, consulting services from economists and political analysts, computer software or on-line data feeds and computer hardware necessary to use the product.

         Northern Trust and its affiliates also receive products and services that provide both research and non-research benefits to them ("mixed-use items"). The research portion of mixed-use items may be paid for with soft dollars. When paying for the research portion of mixed-use items with soft dollars, Northern Trust makes a good faith allocation between the cost of the research portion and the cost of the non-research portion of the mixed-use items. Northern Trust will pay for the non-research portion of the mixed-use items with hard dollars.

         Supplemental research information so received is in addition to, and not in lieu of, services required to be performed by the Investment Adviser and does not reduce the advisory fees payable to the Investment Adviser by the Fund. The Trustees will periodically review the commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplemental research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

         Transactions on U.S. stock exchanges, and increasingly equity securities traded over-the-counter, involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Equity securities traded over-the-counter may also involve the payment of negotiated commissions to brokers. Transactions on foreign stock exchanges involve payment for brokerage commissions, which are generally fixed by applicable regulatory bodies. Many over-the-counter issues, including corporate debt and government securities, may be traded on a "net" basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. With respect to over-the-counter transactions, the Investment Adviser will often deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere. The cost of foreign and domestic securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

         The Fund may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Investment Adviser believes such practice to be in the Fund's interests.

         On occasions when the Investment Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other fiduciary or agency accounts, the Agreements provide that the Investment Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other accounts in order to obtain the best net price and execution. In such an event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and other accounts involved. In some instances, this procedure may adversely affect the size of the position obtainable for the Fund or the amount of the securities that are able to be sold for the Fund. To the extent that the execution and price available from more than one broker or dealer are believed to be comparable, the Agreement permits the Investment Adviser, at its discretion but subject to applicable law, to select the executing broker or dealer on the basis of the Investment Adviser's opinion of the reliability and quality of the broker or dealer.

         The Advisory Agreements provide that the Investment Adviser may render similar services to others so long as its services under the Advisory Agreements are not impaired thereby. The Advisory Agreements also provides that the Trust will indemnify the Investment Adviser against certain liabilities (including liabilities under the Federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Advisory Agreements) or, in lieu thereof, contribute to resulting losses.

         Under its Transfer Agency Agreement with the Trust, TNTC as Transfer Agent has undertaken to perform some or all of the following services: (i) answer shareholder inquiries and respond to requests for information regarding the Trust; (ii) process purchase and redemption transactions; (iii) establish and maintain shareholder accounts and subaccounts; (iv) furnish confirmations in accordance with applicable law, and provide periodic account statements to each shareholder; (v) furnish proxy statements and proxies, annual and semi-annual financial statements, and dividend, distribution and tax notices to shareholders; (vi) act as income disbursing agent; and (vii) maintain appropriate records relating to its services. The Trust may appoint one or more sub-transfer agents in the performance of its services.

         As compensation for the services rendered by TNTC under the Transfer Agency Agreement and the assumption by TNTC of related expenses, TNTC is entitled to a fee from the Trust, payable monthly, at an annual rate of 0.10% of the average daily net asset value of the Fund. In addition, TNTC may be reimbursed for certain expenses as provided under the Transfer Agency Agreement.

         Under its Custody Agreement with the Trust, TNTC (i) holds the Fund's cash and securities, (ii) maintains such cash and securities in separate accounts in the name of the Fund, (iii) makes receipts and disbursements of funds on behalf of the Fund, (iv) receives, delivers and releases securities on behalf of the Fund, (v) collects and receives all income, principal and other payments in respect of the Fund's investments held by the Custodian and (vi) maintains the accounting records of Northern Funds. The Custodian may employ one or more subcustodians, provided that the Custodian, subject to certain monitoring responsibilities, shall have no more responsibility or liability to the Trust on account of any action or omission of any subcustodian so employed than such subcustodian has to the Custodian. The Custodian may also appoint agents to carry out such of the provisions of the Custody Agreement and the Foreign Custody Agreement as the Custodian may from time to time direct.

         As compensation for the services rendered with respect to the Trust by the Custodian to the Fund, and the assumption by the Custodian of certain related expenses, the Custodian is entitled to payment from the Fund as follows:
(a) a basic custodial fee of (i) $18,000 annually for the Fund, plus (ii) 1/100th of 1% annually of the Fund's average daily net assets to the extent they exceed $100 million, plus (b) a basic accounting fee of (i) $25,000 annually for the Fund, plus (ii) 1/100th of 1% annually of the Fund's average daily net assets to the extent they exceed $50 million, plus (c) a fixed dollar fee for each trade in portfolio securities, plus (d) a fixed dollar fee for each time that the Custodian receives or transmits funds via wire, plus (e) reimbursement of expenses incurred by the Custodian for telephone, postage, courier fees, office supplies and duplicating. The fees referred to in clauses (c) and (d) are subject to annual upward adjustments based on increases in the Consumer Price Index for All Urban Consumers, provided that the Custodian may permanently or temporarily waive all or any portion of any upward adjustment.

         The Custodian's fees under the Custodian Agreement are subject to reduction based on the Fund's daily-uninvested U.S. cash balances (if any).

         Unless sooner terminated, the Trust's Advisory Agreement, Transfer Agency Agreement and, Custodian Agreement will continue in effect with respect to the Fund until March 31, 2004, and thereafter for successive 12-month periods, provided that the continuance is approved at least annually (i) by the vote of a majority of the Trustees who are not parties to the agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Trustees or by the vote of a majority of the outstanding shares of the Fund (as defined under "Description of Shares"). Each agreement is terminable at any time without penalty by the Trust (by specified Trustee or shareholder action) or by the Investment Advisor, Custodian, or Transfer Agent, as the case may be, on 60 days' written notice.

         The Advisory Agreement was most recently approved with respect to the Fund by the Trustees, including a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto (the "non-interested trustees") on February 14, 2003. At that meeting the Board of Trustees reviewed the written and oral presentations provided by the Investment Adviser in connection with the Trustees' consideration of the Advisory Agreement. The Trustees also reviewed, with the advice of legal counsel, their responsibilities under applicable law. The Trustees considered, in particular, the Fund's contractual advisory fee rates and the reduction of those fee rates in 2002; the Fund's respective operating expense ratios; and the Investment Adviser's voluntary fee waivers and expense reimbursements for the Fund. The information on these matters was also compared to similar information for other mutual funds. In addition, the Trustees considered the Fund's investment advisory fee structure; the revenues received by Northern Trust and its affiliates from the Fund for their investment advisory services and for other, non-investment advisory services, and their expenses in providing such services; the brokerage and research service received in connection with the placement of brokerage transactions for the Fund and the Fund's asset levels and possible economies of scale. The Trustees also considered the personnel and resources of the Investment Adviser; the types of services provided to the Fund under the Investment Advisory Agreement; and the nature of the Fund's investors. After consideration of the Adviser's presentations, the Trustees determined that the Advisory Agreement should be reapproved and continued.

         Northern Trust and its affiliates may act as an underwriter of various securities. Under the 1940 Act, the Fund is precluded, subject to certain exceptions, from purchasing in the primary market those securities with respect to which Northern Trust or an affiliate is serving as a principal underwriter. In the opinion of Northern Trust, this limitation will not significantly affect the ability of the Fund to pursue their respective investment objectives.

         In the Advisory Agreements, the Investment Adviser agrees that the name "Northern" may be used in connection with the Trust's business on a royalty-free basis. TNTC has reserved to itself the right to grant the non-exclusive right to use the name "Northern" to any other person. The Advisory Agreement provides that at such time as the Agreement is no longer in effect, the Trust will cease using the name "Northern."

PROXY VOTING


         The Trust, on behalf of the Funds, has delegated the voting of portfolio securities to Northern Trust in its capacity as Investment Adviser. Northern Trust has adopted proxy voting policies and procedures (the "Proxy Voting Policy") for the voting of proxies on behalf of client accounts for which Northern Trust has voting discretion, including the Funds. Under the Proxy Voting Policy, shares are to be voted in the best interests of the Funds.

         Normally, Northern Trust exercises proxy voting discretion on particular types of proposals in accordance with guidelines (the "Proxy Guidelines") set forth in the Proxy Voting Policy. The Proxy Guidelines address, for example, proposals to classify the board of directors, to eliminate cumulative voting, to limit management's ability to alter the size of the board, to require shareholder ratification of poison pills, to require a supermajority shareholder vote for charter or bylaw amendments and mergers or other significant business combinations, to provide for director and officer indemnification and liability protection, to increase the number of authorized shares, to create or abolish preemptive rights, to approve executive and director compensation plans, to limit executive and director pay, to opt in or out of state takeover statutes and to approve mergers, acquisitions, corporate restructuring, spin-offs, assets sales or liquidations.

         A Proxy Committee comprised of senior Northern Trust investment and compliance officers has the responsibility for the content, interpretation and application of the Proxy Guidelines. In addition, Northern Trust has retained an independent third party (the "Service Firm") to review proxy proposals and to make voting recommendations to the Proxy Committee in a manner consistent with the Proxy Guidelines. The Proxy Committee may apply these Proxy Guidelines with a measure of flexibility. Accordingly, except as otherwise provided in the Proxy Voting Policy, the Proxy Committee may vote proxies contrary to the recommendations of the Service Firm if it determines that such action is in the best interests of a Fund. In exercising its discretion, the Proxy Committee may take into account a variety of factors relating to the matter under consideration, the nature of the proposal and the company involved. As a result, the Proxy Committee may vote in one manner in the case of one company and in a different manner in the case of another where, for example, the past history of the company, the character and integrity of its management, the role of outside directors, and the company's record of producing performance for investors justifies a high degree of confidence in the company and the effect of the proposal on the value of the investment. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead the Proxy Committee to conclude that particular proposals present unacceptable investment risks and should not be supported. The Proxy Committee also evaluates proposals in context. A particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package. Special circumstances may also justify casting different votes for different clients with respect to the same proxy vote.

         Northern Trust may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships with persons having an interest in the outcome of certain votes. For example, Northern Trust may provide trust, custody, investment management, brokerage, underwriting, banking and related services to accounts owned or controlled by companies whose management is soliciting proxies. Occasionally, Northern Trust may also have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. Northern may also be required to vote proxies for securities issued by Northern Trust Corporation or its affiliates or on matters in which Northern Trust has a direct financial interest, such as shareholder approval of a change in the advisory fees paid by a Fund. Northern Trust seeks to address such conflicts of interest through various measures, including the establishment, composition and authority of the Proxy Committee and the retention of the Service Firm to perform proxy review and vote recommendation functions. The Proxy Committee has the responsibility of determining whether a proxy vote involves a potential conflict of interest and how the conflict should be addressed in conformance with the Proxy Voting Policy. The Proxy Committee may resolve such conflicts in any of a variety of ways, including the following: voting in accordance with the vote recommendation of the Service Firm; voting in accordance with the recommendation of an independent fiduciary appointed for that purpose; voting pursuant to client direction by seeking instructions from the Board of Trustees of the Trust; or by voting pursuant to a "mirror voting" arrangement under which shares are voted in the same manner and proportion as shares over which Northern Trust does not have voting discretion. The method selected by the Proxy Committee may vary depending upon the facts and circumstances of each situation.

         Northern Trust may choose not to vote proxies in certain situations or for a Fund. This may occur, for example, in situations where the exercise of voting rights could restrict the ability to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as "blocking markets").

CO-ADMINISTRATORS AND DISTRIBUTOR

         Prior to January 1, 2001, TNTC and PFPC, 4400 Computer Drive, Westborough, Massachusetts 01581, acted as co-administrators for the Fund under a Co-Administration Agreement with the Trust. On January 1, 2001, NTI assumed TNTC's rights and responsibilities under the Co-Administration Agreement. PFPC remained a Co-Administrator. Subject to the general supervision of the Trust's Board of Trustees, the Co-Administrators provide supervision of all aspects of the Trust's non-investment advisory operations and perform various corporate secretarial, treasury and blue sky services, including but not limited to: (i) maintaining office facilities and furnishing corporate officers for the Trust;
(ii) furnishing data processing services, clerical services, and executive and administrative services and standard stationery and office supplies; (iii) performing all functions ordinarily performed by the office of a corporate treasurer, and furnishing the services and facilities ordinarily incident thereto, such as expense accrual monitoring and payment of the Trust's bills, preparing monthly reconciliation of the Trust's expense records, updating projections of annual expenses, preparing materials for review by the Board of Trustees and compliance testing; (iv) preparing and submitting reports to the Trust's shareholders and the SEC; (v) preparing and printing financial statements; (vi) preparing monthly Fund profile reports; (vii) preparing and filing the Trust's Federal and state tax returns (other than those required to be filed by the Trust's Custodian and Transfer Agent) and providing shareholder tax information to the Trust's Transfer Agent; (viii) assisting in marketing strategy and product development; (ix) performing oversight/management responsibilities, such as the supervision and coordination of certain of the Trust's service providers; (x) effecting and maintaining, as the case may be, the registration of shares of the Trust for sale under the securities laws of various jurisdictions; (xi) assisting in maintaining corporate records and good standing status of the Trust in its state of organization; and (xii) monitoring the Trust's arrangements with respect to services provided by Service Organizations to their customers who are the beneficial owners of shares.

         Subject to the limitations described below, as compensation for their administrative services and the assumption of related expenses, the Co-Administrators are entitled to a fee from the Fund, computed daily and payable monthly, at an annual rate of 0.15% of the average daily net assets of the Fund. The Co-Administrators are also entitled to additional fees for special legal services.

         Unless sooner terminated, the Co-Administration Agreement will continue in effect until March 31, 2004, and thereafter for successive one-year terms with respect to the Fund, provided that the Agreement is approved annually (i) by the Board of Trustees or (ii) by the vote of a majority of the outstanding shares of the Fund (as defined below under "Description of Shares"), provided that in either event the continuance is also approved by a majority of the Trustees who are not parties to the Agreement and who are not interested persons (as defined in the 1940 Act) of any party thereto, by vote cast in person at a meeting called for the purpose of voting on such approval. The Co-Administration Agreement is terminable at any time without penalty by the Trust on at least 60 days written notice to the Co-Administrators. Each Co-Administrator may terminate the Co-Administration Agreement with respect to itself at any time after without penalty on at least 60 days written notice to the Trust and the other Co-Administrator.

         The Trust has also entered into a Distribution Agreement under which Northern Funds Distributors, LLC ("NFD"), as agent, sells shares of the Fund on a continuous basis. NFD pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Trust (excluding preparation and typesetting expenses) and of certain other distribution efforts. No compensation is payable by the Trust to NFD for such distribution services. NFD is a wholly-owned subsidiary of PFPC Distributors, Inc. ("PFPC Distributors"). PFPC Distributors, based in King of Prussia, Pennsylvania, is a wholly-owned subsidiary of PFPC, a Co-Administrator for the Trust. Prior to January 2, 2001, NFD was a wholly-owned subsidiary of Provident Distributors, Inc. ("PDI"), an independently owned and operated broker-dealer. Effective January 2, 2001, PDI was acquired by PFPC Distributors and NFD became a wholly-owned subsidiary of PFPC Distributors.

         The Co-Administration Agreement provides that the Co-Administrators may render similar services to others so long as their services under such Agreement are not impaired thereby. The Co-Administration Agreement also provides that the Trust will indemnify each Co-Administrator against all claims except those resulting from the willful misfeasance, bad faith or negligence of such Co-Administrator, or the Co-Administrator's breach of confidentiality. The Distribution Agreement provides that the Trust will indemnify NFD against certain liabilities relating to untrue statements or omissions of material fact except those resulting from the reliance on information furnished to the Trust by NFD, or those resulting from the willful misfeasance, bad faith or negligence of NFD, or NFD's breach of confidentiality.

         Under a Service Mark License Agreement (the "License Agreement") with NFD, Northern Trust Corporation agrees that the name "Northern Funds" may be used in connection with the Trust's business on a royalty-free basis. Northern Trust Corporation has reserved to itself the right to grant the non-exclusive right to use the name "Northern Funds" to any other person. The License Agreement provides that at such time as the Agreement is no longer in effect, NFD will cease using the name "Northern Funds."

SERVICE ORGANIZATIONS

         As stated in the Fund's Prospectus, the Fund may enter into agreements from time to time with Service Organizations providing for support and/or distribution services to customers of the Service Organizations who are the beneficial owners of Fund shares. Under the agreements, the Fund may pay Service Organizations up to 0.25% (on an annualized basis) of the average daily net asset value of the shares beneficially owned by their customers. Support services provided by Service Organizations under their agreements may include:
(i) processing dividend and distribution payments from a Fund; (ii) providing information periodically to customers showing their share positions; (iii) arranging for bank wires; (iv) responding to customer inquiries; (v) providing subaccounting with respect to shares beneficially owned by customers or the information necessary for subaccounting; (vi) forwarding shareholder communications; (vii) assisting in processing share purchase, exchange and redemption requests from customers; (viii) assisting customers in changing dividend options, account designations and addresses; and (ix) other similar services requested by the Fund. In addition, Service Organizations may provide assistance (such as the forwarding of sales literature and advertising to their customers) in connection with the distribution of Fund shares.

         The Fund's arrangements with Service Organizations under the agreements are governed by two Plans (a Service Plan and a Distribution and Service Plan), which have been adopted by the Board of Trustees, and which are substantially similar except that the Distribution and Service plan contemplates the provision of distribution services. Because the Distribution and Service Plan contemplates the provision of services related to the distribution of Fund shares (in addition to support services), that Plan has been adopted in accordance with Rule 12b-1 under the 1940 Act. In accordance with the Plans, the Board of Trustees reviews, at least quarterly, a written report of the amounts expended in connection with the Fund's arrangements with Service Organizations and the purposes for which the expenditures were made. In addition, the Fund's arrangements with Service Organizations must be approved annually by a majority of the Trustees, including a majority of the Trustees who are not "interested persons" of the Fund as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").

         The Board of Trustees believes that there is a reasonable likelihood that their arrangements with Service Organizations will benefit the Fund and its shareholders. Any material amendment to the arrangements with Service Organizations under the agreements must be approved by a majority of the Board of Trustees (including a majority of the Disinterested Trustees), and any amendment to increase materially the costs under the Distribution and Service Plan with respect to a Fund must be approved by the holders of a majority of the outstanding shares of the Fund involved. So long as the Distribution and Service Plan is in effect, the selection and nomination of the members of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust will be committed to the discretion of such disinterested Trustees.

COUNSEL AND AUDITORS

         Drinker Biddle & Reath LLP, with offices at One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, serve as counsel to the Trust.

         Deloitte & Touche LLP, independent auditors, 180 N. Stetson Avenue, Chicago, Illinois 60601-6779, has been appointed to serve as independent auditors of the Trust. In addition to audit services, Deloitte & Touche LLP reviews the Trust's Federal and state tax returns, and provides consultation and assistance on accounting, internal controls and related matters.

IN-KIND PURCHASES AND REDEMPTIONS

         Payment for shares of the Fund may, in the discretion of Northern Trust, be made in the form of securities that are permissible investments for the Fund as described in the Prospectus. For further information about this form of payment, contact the Transfer Agent. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

         Although the Fund generally will redeem shares in cash, the Fund reserves the right to pay redemptions by a distribution in-kind of securities (instead of cash) from the Fund. The securities distributed in-kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Fund's net asset value per share. If a shareholder receives redemption proceeds in-kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

AUTOMATIC INVESTING PLAN

         The Automatic Investing Plan permits an investor to use "Dollar Cost Averaging" in making investments. Instead of trying to time market performance, a fixed dollar amount is invested in shares at predetermined intervals. This may help investors reduce their average cost per share because the agreed upon fixed investment amount allows more shares to be purchased during periods of lower share prices and fewer shares during periods of higher share prices. In order to be effective, Dollar Cost Averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that shares bought using Dollar Cost Averaging are purchased without regard to their price on the day of investment or to market trends. Dollar Cost Averaging does not assure a profit and does not protect against losses in a declining market. In addition, while investors may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if an investor ultimately redeems shares at a price which is lower than their purchase price. An investor may want to consider his or her financial ability to continue purchases through periods of low price levels.

DIRECTED REINVESTMENTS

         In addition to having your income dividends and/or capital gains distributions reinvested in shares of the Fund from which such distributions are paid, you may elect the directed reinvestment option and have dividends and capital gains distributions automatically invested in another Northern Fund. Reinvestments can only be directed to an existing Northern Funds account (which must meet the minimum investment requirement). Directed reinvestments may be used to invest funds from a regular account to another regular account, from a qualified plan account to another qualified plan account, or from a qualified plan account to a regular account. Directed reinvestments from a qualified plan account to a regular account may have adverse tax consequences including imposition of a penalty tax and, therefore, you should consult your own tax adviser before commencing these transactions.

REDEMPTIONS AND EXCHANGES

         Exchange requests received on a Business Day prior to the time shares of the Fund are priced will be processed on the date of receipt. "Processing" a request means that shares of the Fund will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new Fund into which the shareholder is investing will also normally be purchased at the net asset value per share next determined coincident to or after the time of redemption. Exchange requests received on a Business Day after the time shares of the Fund involved in the request are priced and will be processed on the next Business Day in the manner described above.

         The Trust may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Fund's Prospectus from time to time. The Trust reserves the right on 60 days' written notice, to redeem the shares held in any account if at the time of redemption, the net asset value of the remaining shares in the account falls below $1,000. Such involuntary redemptions will not be made if the value of shares in an account falls below the minimum solely because of a decline in the Fund's net asset value. The Trust may also involuntarily redeem shares held by any shareholder who provides incorrect or incomplete account information or when such redemptions are necessary to avoid adverse consequences to the Fund and its shareholders or the Transfer Agent.

RETIREMENT PLANS

         Shares of the Fund may be purchased in connection with certain tax-sheltered retirement plans, including profit-sharing plans, 401(k) plans, money purchase pension plans, target benefit plans and individual retirement accounts. Further information about how to participate in these plans, the fees charged and the limits on contributions can be obtained from Northern Trust. To invest through any of the tax-sheltered retirement plans, please call Northern Trust for information and the required separate application. To determine whether the benefits of a tax-sheltered retirement plan are available and/or appropriate, a shareholder should consult with a tax adviser.

EXPENSES

         Except as set forth above and in this Additional Statement, the Fund is responsible for the payment of its expenses. These expenses include, without limitation, the fees and expenses payable to the Investment Adviser, Co-Administrators, Transfer Agent and Custodian; brokerage fees and commissions, fees for the registration or qualification of Fund shares under Federal or state securities laws; expenses of the organization of the Trust; taxes; interest; costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against the Trust for violation of any law; legal, tax and auditing fees and expenses; expenses of preparing and printing the prospectus, statement of additional information, proxy materials, reports and notices and distributing of the same to the Fund's shareholders and regulatory authorities; compensation and expenses of its Trustees, payments to Service Organizations; fees of industry organizations such as the Investment Company Institute; and miscellaneous and extraordinary expenses incurred by the Trust.

         The Investment Adviser and PFPC intend to voluntarily reimburse a portion of the Fund's expenses and/or reduce their advisory and co-administrative fees from the Fund during the current fiscal year. The result of these reimbursements and fee reductions will be to increase the performance of the Fund during the periods for which the reductions and reimbursements are made.

                             PERFORMANCE INFORMATION

         You may call 800/595-9111 to obtain the current 7-day yield and other performance information or visit northernfunds.com.

         The performance of the Fund may be compared to the performance of other money market funds with similar investment objectives and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund may be compared to data prepared by iMoneyNet, Inc. or other independent mutual fund reporting services. Performance data as reported in national financial publications such as Money Magazine, Morningstar, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of a Fund.

         From time to time the Trust may advertise quotations of "yields" and "effective yields" with respect to the Fund and may advertise its "tax-equivalent yields" and "tax-equivalent effective yields." These yield figures will fluctuate, are based on historical earnings and are not intended to indicate future performance. "Yield" refers to the net investment income generated by an investment in the Fund over a seven-day period identified in the advertisement. This net investment income is then "annualized." That is, the amount of net investment income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

         In arriving at quotations as to "yield," the Trust first determines the net change, exclusive of capital changes, during the seven-day period in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, then divides such net change by the value of the account at the beginning of the period to obtain the base period return, and then multiplies the base period return by 365/7.

         "Effective yield" is calculated similarly but, when annualized, the net investment income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "effective yield" with respect to the shares of the Fund is computed by adding 1 to the base period return (calculated as above), raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

         The "tax-equivalent yield" demonstrates the level of taxable yield necessary to produce an after-tax yield equivalent to the Fund's tax-free yield. It is calculated by taking that portion of the seven-day "yield" which is tax-exempt and adjusting it to reflect the tax savings associated with a stated tax rate. The "tax-equivalent current yield" will always be higher than the Fund's yield.

         "Tax-equivalent yield" is computed by dividing the tax-exempt portion of the yield by 1 minus a stated income tax rate and then adding the quotient to the taxable portion of the yield, if any. There may be more than one tax-equivalent yield if more than one stated income tax rate is used.

         The "tax-equivalent effective yield" demonstrates the level of taxable yield necessary to produce an after-tax yield equivalent to a Fund's tax-free effective yield. It is calculated by taking that portion of the seven-day "effective yield" which is tax-exempt and adjusting it to reflect the tax savings associated with a stated tax rate. The "tax-equivalent effective yield" will always be higher than the Fund's effective yield.

         "Tax-equivalent effective yield" is computed by dividing the tax-exempt portion of the effective yield by 1 minus a stated income tax-rate, and then adding the quotient to the taxable portion of the effective yield, if any. There may be more than one tax-equivalent effective yield, if more than one stated income tax rate is used.

         Quotations of yield, effective yield, tax-equivalent yield and tax-equivalent effective yield provided by the Trust are carried to at least the nearest hundredth of the one percent.

GENERAL INFORMATION

         The performance information set forth above includes the reinvestment of dividends and distributions. Certain performance information set forth above reflects fee waivers in effect; in the absence of fee waivers, these performance figures would be reduced. Any fees imposed by Northern Trust or other Service Organizations on their customers in connection with investments in the Fund are not reflected in the Trust's calculations of performance for the Fund.

         The Fund's yields may not provide a basis for comparison with bank deposits and other investments which provide a fixed yield for a stated period of time. The Fund's yields fluctuate, unlike bank deposits or other investments which pay a fixed yield for a stated period of time. The annualization of one week's income is not necessarily indicative of future actual yields. Actual yields will depend on such variables as portfolio quality, average portfolio maturity, the type of portfolio instruments acquired, changes in money market interest rates, portfolio expenses and other factors. Yields are one basis investors may use to analyze a class of shares of the Fund as compared to comparable money market funds and other investment vehicles. However, yields of other money market funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing net asset value and determining yield.

         The Fund may also quote from time to time the total return of its shares in accordance with SEC regulations.

         The Fund may include discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of the Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic and political conditions, the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time, advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of Northern Trust as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. Also, selected indices may be used to illustrate historic performance of selected asset classes. The Fund may also include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, treasury bills and shares of a Fund. In addition, advertisements, sales literature, communications to shareholders or other materials may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternative to certificates of deposit and other financial instruments. Such sales literature, communications to shareholders or other materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

         Materials may include lists of representative clients of Northern Trust. Materials may refer to the CUSIP numbers of the Fund and may illustrate how to find the listings of the Fund in newspapers and periodicals. Materials may also include discussions of other funds, investment products, and services.

         The Fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the Fund may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data.

         The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

         The Fund may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics.

         Advertisements and sales materials relating to the Fund may include information regarding the background and experience of its portfolio managers.

                                 NET ASSET VALUE

         As stated in the Prospectus, the Fund seeks to maintain a net asset value of $1.00 per share and, in this connection, values its instruments on the basis of amortized cost pursuant to Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if the Fund sold the instrument. During such periods the yield to investors in the Fund may differ somewhat from that obtained in a similar entity which uses available indications as to market value to value its portfolio instruments. For example, if the use of amortized cost resulted in a lower (higher) aggregate Fund value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher (lower) yield and ownership interest than would result from investment in such similar entity and existing investors would receive less (more) investment income and ownership interest. However, the Trust expects that the procedures and limitations referred to in the following paragraphs of this section will tend to minimize the differences referred to above.

         Under Rule 2a-7, the Trust's Board of Trustees, in supervising the Trust's operations and delegating special responsibilities involving portfolio management to the Investment Adviser, has established procedures that are intended, taking into account current market conditions and the Fund's investment objectives, to stabilize the net asset value of the Fund, as computed for the purposes of purchases and redemptions, at $1.00 per share. The Trustees' procedures include periodic monitoring of the difference (the "Market Value Difference") between the amortized cost value per share and the net asset value per share based upon available indications of market value. Available indications of market value used by the Trust consist of actual market quotations or appropriate substitutes which reflect current market conditions and include (i) quotations or estimates of market value for individual portfolio instruments and/or (ii) values for individual portfolio instruments derived from market quotations relating to varying maturities of a class of money market instruments. In the event the Market Value Difference of the Fund exceeds certain limits or NTI believes that the market value difference may result in material dilution or other unfair results to investors or existing shareholders, the Trust will take action in accordance with the 1940 Act and (e.g., selling portfolio instruments to shorten average portfolio maturity or to realize capital gains or losses, reducing or suspending shareholder income accruals, redeeming shares in kind, or utilizing a net asset value per share based upon available indications of market value which under such circumstances would vary from $1.00) to eliminate or reduce to the extent reasonably practicable any material dilution or other unfair results to investors or existing shareholders which might arise from Market Value Differences. In particular, if losses were sustained by the Fund, the number of outstanding shares might be reduced in order to maintain a net asset value per share of $1.00. Such reduction would be effected by having each shareholder proportionately contribute to the Fund's capital the necessary shares to restore such net asset value per share. Each shareholder will be deemed to have agreed to such contribution in these circumstances by investing in the Fund.

         Rule 2a-7 requires that the Fund limit its investments to instruments which the Investment Adviser determines (pursuant to guidelines established by the Board of Trustees) to present minimal credit risks and which are "Eligible Securities" as defined by the SEC and described in the Prospectus. The Rule also requires that the Fund maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to its policy of maintaining a stable net asset value per share and precludes the purchase of any instrument deemed under the Rule to have a remaining maturity of more than 397 calendar days, (as calculated pursuant to Rule 2a-7). Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Rule requires the Fund to invest its available cash in such a manner as to reduce such maturity to the prescribed limit as soon as reasonably practicable.

                                      TAXES

         The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

         The discussions of Federal and state tax consequences in the Prospectus and this Additional Statement are based on the Code and the laws and regulations issued thereunder as in effect on the date of this Additional Statement. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

FEDERAL - GENERAL INFORMATION

         The Fund intends to qualify as a regulated investment company under
Part I of Subchapter M of Subtitle A, Chapter 1 of the Code. As a regulated investment company, the Fund is generally exempt from Federal income tax on its net investment income and realized capital gains which it distributes to shareholders, provided that it distributes an amount equal to at least the sum of 90% of its tax-exempt income and 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below.

         In addition to satisfaction of the Distribution Requirement, the Fund must derive with respect to a taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement").

         In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

         The Fund intends to distribute to shareholders any excess of net long-term capital gain over net short-term capital loss ("net capital gain") for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held the shares, whether such gain was recognized by the Fund prior to the date on which a shareholder acquired shares of the Fund and whether the distribution was paid in cash or reinvested in shares. In addition, investors should be aware that any loss realized upon the sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that have been paid with respect to such shares.

         Dividends and distributions from the Fund will generally be taxable to you in the tax year in which they are paid, with one exception. Dividends and distributions declared by a Fund in October, November or December and paid in January are taxed as though they were paid by December 31.

         If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, all distributions (whether or not derived from exempt-interest income) would be taxable as ordinary income to the extent of the Fund's current and accumulated earnings and profits and would be eligible for the dividends received deduction in the case of corporate shareholders. Moreover, if the Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

         The Code imposes a non-deductible 4% excise tax on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

         Although the Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all Federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

         The Trust will be required in certain cases to withhold and remit to the U.S. Treasury 28% of the dividends or gross sale proceeds paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for prior failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify to the Trust, when required to do so, that he is not subject to backup withholding or that he is an "exempt recipient."

FEDERAL - TAX-EXEMPT INFORMATION

         As described in the Prospectus, the Fund is designed to provide investors with Federally tax-exempt interest income. The Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Fund would not be suitable for tax-exempt institutions or for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the Fund's dividends being tax-exempt. In addition, the Fund may not be an appropriate investment for persons or entities that are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person which regularly uses a part of such facilities in its trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, which occupies more than 5% of the usable area of such facilities or for which such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, partnerships and their partners and S corporations and their shareholders.

         In order for the Fund to pay Federal exempt-interest dividends with respect to any taxable year, at the close of each taxable quarter at least 50% of the aggregate value of the Fund must consist of tax-exempt obligations. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Fund and designated as an exempt-interest dividend in a written notice mailed to shareholders not later than 60 days after the close of the Fund's taxable year. However, the aggregate amount of dividends so designated by the Fund cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by the Fund with respect to any taxable year which qualifies as Federal exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund with respect to such year.

         Interest on indebtedness incurred by a shareholder to purchase or carry shares of a tax exempt Fund generally is not deductible for Federal income tax purposes to the extent attributable to exempt-interest-dividends. If a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends earned with respect to the shares. The Treasury Department, however, is authorized to issue regulations reducing the six-month holding requirement to a period of not less than the greater of 31 days or the period between regular distributions for investment companies that regularly distribute at least 90% of its net tax-exempt interest. No such regulations have been issued as of the date of this Additional Statement.

         Corporate taxpayers will be required to take into account all exempt-interest dividends from the Fund in determining certain adjustments for alternative minimum tax purposes.

         The Fund will determine annually the percentages of their respective net investment income which are exempt from tax, which constitute an item of tax preference for purposes of the Federal alternative minimum tax, and which are fully taxable, and will apply these percentages uniformly to all dividends declared from net investment income during that year. These percentages may differ significantly from the actual percentages for any particular day.

         Shareholders will be advised annually as to the Federal income tax consequences of distributions made by the Fund.

TAXATION OF CERTAIN FINANCIAL INSTRUMENTS

         The tax principles applicable to transactions in financial instruments and futures contacts and options that may be engaged in by the Fund, and investments in passive foreign investment companies ("PFICs"), are complex and, in some cases, uncertain. Such transactions and investments may cause the Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

         In addition, in the case of any shares of a PFIC in which the Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

                              DESCRIPTION OF SHARES

         The Trust Agreement permits the Trust's Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series representing interests in different investment portfolios. The Trustees or Trust may hereafter create series in addition to the Trust's existing series, which represent interests in the Trust's thirty-one respective portfolios.

         Under the terms of the Trust Agreement, each share of the Fund has a par value of $0.0001, represents a proportionate interest in the Fund with each other share of its class in the same Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. Upon any liquidation of the Fund, shareholders of each class of the Fund are entitled to share pro rata in the net assets belonging to that class available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described under "About Your Account" in the Prospectus. In addition, pursuant to the terms of the 1940 Act, the right of a shareholder to redeem shares and the date of payment by the Fund may be suspended for more than seven days (i) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Fund normally utilizes is closed or is restricted as determined by the SEC, (ii) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of instruments owned by it or fairly to determine the value of its net assets, or
(iii) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund. The Trust may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, shares of the Fund are redeemable at the unilateral option of the Trust if the Trustees determine in their sole discretion that failure to so redeem may have material adverse consequences to the shareholders of the Fund. Shares when issued as described in the Prospectus are validly issued, fully paid and nonassessable, except as stated below. In the interests of economy and convenience, certificates representing shares of the Fund are not issued.

         The proceeds received by the Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of the Fund. The underlying assets of the Fund will be segregated on the books of account, and will be charged with the liabilities in respect to the Fund and with a share of the general liabilities of the Trust. Expenses with respect to the portfolios of Northern Funds are normally allocated in proportion to the net asset value of the respective Fund except where allocations of direct expenses can otherwise be fairly made.

         Shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held. Each Fund of the Trust is entitled to vote on a matter will vote in the aggregate and not by Fund, except as required by law or when the matter to be voted on affects only the interests of shareholders of a particular Fund.

         Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement, a distribution plan subject to Rule 12b-1 under the 1940 Act or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees are exempt from the separate voting requirements stated above.

         The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders, including the election of Trustees (this method of voting being referred to as "dollar-based voting"). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees and, accordingly, the holders of more than 50% of the aggregate voting power of the Trust may elect all of the Trustees, irrespective of the vote of the other shareholders. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meeting. To the extent required by law, the Trust will assist in shareholder communications in connection with a meeting called by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Trust Agreement and such other matters as the Trustees may determine or may be required by law.

         The Trust Agreement authorizes the Trustees, without shareholder approval (except as stated in the next paragraph), to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust, or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a "master-feeder" structure by investing substantially all of the assets of a series of the Trust in the securities of another open-end investment company or pooled portfolio.

         The Trust Agreement also authorizes the Trustees, in connection with the merger, consolidation, termination or other reorganization of the Trust or any series or class, to classify the shareholders of any class into one or more separate groups and to provide for the different treatment of shares held by the different groups, provided that such merger, consolidation, termination or other reorganization is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of each group of shareholders that are so classified.

         The Trust Agreement permits the Trustees to amend the Trust Agreement without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment: (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Trust Agreement; or (iv) that the Trustees determine to submit to shareholders.

         The Trust Agreement permits the termination of the Trust or of any series or class of the Trust: (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include: (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

         Under the Delaware Statutory Trust Act (the "Delaware Act"), shareholders are not personally liable for obligations of the Trust. The Delaware Act entitles shareholders of the Trust to the same limitation of liability as is available to shareholders of private for-profit corporations. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in such other states, those courts may not apply Delaware law and may subject the shareholders to liability. To offset this risk, the Trust Agreement: (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees and (ii) provides for indemnification out of the property of the applicable series of the Trust of any shareholder held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (iii) the applicable series of the Trust is unable to meet its obligations.

         The Trust Agreement provides that the Trustees will not be liable to any person other than the Trust or a shareholder and that a Trustee will not be liable for any act as a Trustee. However, nothing in the Trust Agreement protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Trust Agreement provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

         The Trust Agreement provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

         In addition to the requirements of Delaware law, the Trust Agreement provides that a shareholder of the Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (i) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, must join in the request for the Trustees to commence such action; and (ii) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trust Agreement also provides that no person, other than the Trustees, who is not a shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such series or class. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.

         The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). To the extent provided by the Trustees in the appointment of Series Trustees, Series

Trustees: (i) may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust; (ii) may have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees under the Trust Agreement with respect to such series or class; and/or (iii) may have no power or authority with respect to any other series or class. The Trustees are not currently considering the appointment of Series Trustees for the Trust.

         The term "majority of the outstanding shares" of either Northern Funds or a particular Fund or investment portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the vote of the lesser of (i) 67% or more of the shares of Northern Funds or such Fund or portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of Northern Funds or such Fund or portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of Northern Funds or such Fund or portfolio.

         As of June 30, 2003, The Trust's Trustees and officers as a group owned less than 1% of the outstanding shares of the Fund.

                              FINANCIAL STATEMENTS

         The unaudited financial statements relating to the Fund will be prepared semi-annually and distributed to shareholders. The financial statements for the other Funds of the Trust for the fiscal year ended March 31, 2003 have been audited by Deloitte & Touche LLP, independent public accountants. Such financial statements are incorporated by reference to the Trust's Annual Report. Copies of the Trust's Semiannual Report and Annual Report may be obtained, without charge, from the Transfer Agent by writing to the Northern Funds Center, P.O. Box 75986, Chicago, Illinois 60675-5986 or by calling 800/595-9111 (toll free).

                                OTHER INFORMATION

         The Prospectus and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Trust's Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

         Statements contained in the Prospectus or in this Additional Statement as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

SHORT-TERM CREDIT RATINGS

         A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

         "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         "B" - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

         "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

         Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for short-term obligations:

         "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

         "Prime-2" - Issuers (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         "Not Prime" - Issuers do not fall within any of the Prime rating categories.

         Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

         "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

         "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

         "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         "C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

         "D" - Securities are in actual or imminent payment default.

         The following summarizes the ratings used by Dominion Bond Rating Service Limited ("DBRS") for commercial paper and short-term debt:

         R-1 Prime Credit Quality

         R-2 Adequate Credit Quality

         R-3 Speculative

         All three DBRS rating categories for short-term debt use "high", "middle" or "low" as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area.

         "R-1 (high)" - Short-term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors.

Given the extremely tough definition which DBRS has established for an "R-1
(high)", few entities are strong enough to achieve this rating.

         "R-1 (middle)" - Short-term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1
(high)" credits to only a small degree. Given the extremely tough definition which DBRS has for the "R-1 (high)" category, entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

         "R-1 (low)" - Short-term debt rated "R-1 (low)" is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

         "R-2 (high)", "R-2 (middle)", "R-2 (low)" - Short-term debt rated "R-2" is of adequate credit quality and within the three subset grades, debt protection ranges from having reasonable ability for timely repayment to a level which is considered only just adequate. The liquidity and debt ratios of entities in the "R-2" classification are not as strong as those in the "R-1" category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an "R-1 credit". Profitability trends, past and future, may be less favorable, earnings not as stable, and there are often negative qualifying factors present which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

         "R-3 (high)", "R-3 (middle)", "R-3 (low)" - Short-term debt rated "R-3" is speculative, and within the three subset grades, the capacity for timely payment ranges from mildly speculative to doubtful. "R-3" credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

LONG-TERM CREDIT RATINGS

         The following summarizes the ratings used by Standard & Poor's for long-term issues:

         "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated "BB," "B," "CCC," "CC" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "CC" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

         "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

         "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         The following summarizes the ratings used by Moody's for long-term debt:

         "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

         "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         "B" - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         "Caa" - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

The following summarizes long-term ratings used by Fitch:

         "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

         "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         "B" - Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

         "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor.

         Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

         PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category or to categories below "CCC".

         The following summarizes the ratings used by DBRS for long-term debt:

         "AAA" - Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for this category, few entities are able to achieve a AAA rating.

         "AA" - Bonds rated "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which DBRS has for the AAA category, entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

         "A" - Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the "A" category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

         "BBB" - Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present which reduce the strength of the entity and its rated securities.

         "BB" - Bonds rated "BB" are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

         "B" - Bonds rated "B" are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

         "CCC" / "CC" / "C" - Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated "B". Bonds rated below "B" often have characteristics which, if not remedied, may lead to default. In practice, there is little difference between the "C" to "CCC" categories, with "CC" and "C" normally used to lower ranking debt of companies where the senior debt is rated in the "CCC" to "B" range.

         "D" - This category indicates bonds in default of either interest or principal.

         ("high", "low") grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating which is essentially in the middle of the category. Note that "high" and "low" grades are not used for the AAA category.

NOTES TO SHORT-TERM AND LONG-TERM CREDIT RATINGS

STANDARD & POOR'S

         CREDITWATCH: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

         RATING OUTLOOK: A Standard & Poor's Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

              - Positive means that a rating may be raised.
              - Negative means that a rating may be lowered.
              - Stable means that a rating is not likely to change.
              - Developing means a rating may be raised or lowered.
              - N.M. means not meaningful.

MOODY'S

         WATCHLIST: Watchlists list the names of credits whose ratings have a likelihood of changing. These names are actively under review because of developing trends or events which, in Moody's opinion, warrant a more extensive examination. Inclusion on this Watchlist is made solely at the discretion of Moody's Investors Service, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist. In certain cases, names may be removed from this Watchlist without a change in rating.

         RATING OUTLOOKS: A Moody's rating outlook is an opinion regarding the likely direction of an issuers rating over the medium term. Rating outlooks fall into the following four categories: Positive, Negative, Stable and Developing (contingent upon an event). In the few instances where an issuer has multiple outlooks of differing directions, Moody's written research will describe any differences in the outlooks for the issuer and the reasons for these differences. If no outlook is present, the following designations will be used:
Rating(s) Under Review or No Outlook. Rating(s) Under Review indicates that the issuer has one or more ratings under review for possible change, and this over-rides the Outlook designation. If an analyst has not yet assigned an Outlook, then No Outlook will be displayed.

FITCH

         WITHDRAWN: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

         RATING WATCH: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

         RATING OUTLOOK: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are "stable" could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

DBRS

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RATING TRENDS

         With the exception of ratings in the securitization area, each DBRS rating is appended with a rating trend. Rating trends give the investor an understanding of DBRS' opinion regarding the outlook for the rating in question, with trends falling into one of three categories - Positive, Negative or Stable. Ratings in the securitization area are not given trends because these ratings are determined by the parameters on each transaction, for which the issues are relatively black and white - these parameters are either met or not. When trends are used, they give an indication of what direction the rating in question is headed should the given conditions and tendencies continue.

         Although the trend opinion is often heavily based on an evaluation of the issuing entity or guarantor itself, DBRS also considers the outlook for the industry or industries in which the entity operates and to varying degrees, specific terms of an issue or its hierarchy in the capital structure when assigning trends. DBRS assigns trends to each security, rather than to the issuing entity, as some rating classification scales are broader than others and the duration and ranking of securities can impact the strengths and challenges that affect the entity. As a result, it is not unusual for securities of the same entity to have different trends; however, the presence of a Positive trend and a Negative trend on securities issued by the same entity is a rare occurrence.

RATING ACTIONS

         In addition to confirming ratings, releasing new ratings or making rating changes, other DBRS rating actions include:

         SUSPENDED RATINGS: Rating opinions are forward looking. Although rating opinions will consider the historical performance of an issuer, a rating is an assessment of the issuer's future ability and willingness to meet outstanding obligations. In order for a complete credit quality assessment, DBRS requires the cooperation of the issuer so that management strategies and projections may be evaluated and qualified. Since the availability of such information is critical to the rating assessment, any changes in management's willingness to supply such information (either perceived or actual) may cause a rating to be changed or even suspended. The eventual action will depend upon DBRS's assessment of the degree of accuracy of a rating possible without the cooperation of management. DBRS will suspend ratings when the level of concern reaches a point that an informed rating opinion of the credit quality of the outstanding obligation cannot be provided.

         DISCONTINUED RATINGS: When an entity retires all of its outstanding debt within a particular category and has no plans to re-issue in the near future, DBRS will normally discontinue its rating on the security in question. Should the entity ultimately reconsider its decision and re-issue new debt, the rating will be re-instated pending a full review of the credit quality of the issuer.

         It should be noted that there are cases when DBRS will assign a rating even if there is no outstanding debt obligation and the entity in question has no firm plans to issue debt in the future. These cases are often driven by the fact that assigning a rating to the "non-security" provides support to other DBRS ratings, either in the same entity or within the same family of companies. Such ratings are generally referred to as "corporate ratings" and are not publicly disclosed by DBRS.

         RATINGS "UNDER REVIEW": DBRS maintains continuous surveillance of all rated entities; therefore, all ratings are always under review. Accordingly, when a significant event occurs that may directly impact the credit quality of a particular entity or group of entities, DBRS will attempt to provide an immediate rating opinion. If there is high uncertainty regarding the outcome of the event and DBRS is unable to provide an objective, forward-looking opinion in a timely manner, then the rating(s) of the issuer(s) will be placed "Under Review". Ratings may also be placed "Under Review" by DBRS when changes in credit status occur for any other reason that brings DBRS to the conclusion that the present ratings may no longer be appropriate.

         Ratings which are "Under Review" are qualified with one of the following three provisional statements: "negative implications", "positive implications", or "developing implications", indicating DBRS' preliminary evaluation of the impact on the credit quality of the issuer/security. As such, the ratings that were in effect prior to the review process can be used as the basis for the relative credit quality implications. It must be stressed that a rating change will not necessarily result from the review process.

MUNICIPAL NOTE RATINGS

         A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

         "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

         In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated Moody's Investment Grade ("MIG") and are divided into three levels - MIG 1 through MIG 3. In the case of variable rate demand obligations, a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature is designated as VMIG. MIG ratings expire at note maturity. By contrast, VMIG ratings expirations will be a function of each issue's specific structural or credit features. The following summarizes the ratings by Moody's for these short-term obligations:

         "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

         "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

         "MIG-3"/"VMIG-3" - This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

         Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

ABOUT CREDIT RATINGS

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

Moody's credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.

Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.

DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.

                                     PART C

                                OTHER INFORMATION

ITEM 23.       EXHIBITS

      The following exhibits are incorporated herein by reference to Post-Effective Amendment No. 9 to the Registrant's Registration Statement on Form N-1A (the "Registration Statement") (Accession No. 0000893220-96-000957), Post-Effective Amendment No. 11 to such Registration Statement (Accession No. 0000893220-96-001248), Post-Effective Amendment No. 12 to such Registration Statement (Accession No. 0000893220-96-001771), Post-Effective Amendment No. 16 to such Registration Statement (Accession No. 0000893220-97-001320), Post-Effective Amendment No. 19 to such Registration Statement (Accession No. 0000893220-98-000578), Post-Effective Amendment No. 22 to such Registration Statement (Accession No. 0000893220-99-000673), Post-Effective Amendment No. 27 to such Registration Statement (Accession No. 0000893220-99-001176), Post-Effective Amendment No. 28 to such Registration Statement (Accession No. 0000948221-99-000405), Post-Effective Amendment No. 30/31 to such Registration Statement (Accession Nos. 0000927405-00-000135 and 0000927405-00-000136),
      Post-Effective No. 34 to such Registration Statement (Accession No. 0000948221-00-000340), Post-Effective Amendment No. 35 to such Registration Statement (Accession No. 0000912057-01-007427), Post-Effective No. 36 to such Registration Statement (Accession No. 0000912057-01-517742), Post-Effective No. 37 to such Registration Statement (Accession No. 0000912057-01-525747) and Post-Effective No. 38 to such Registration Statement (Accession No. 0000912057-02-022419).

      (a) (1) Agreement and Declaration of Trust dated February 7, 2000 filed as Exhibit (a)(19) to Post-Effective Amendment No. 30/31 to Registrant's Registration Statement on Form N-1A, filed on May 15, 2000 (Accession Nos. 0000927405-00-000135 and
                0000927405-00-000136) ("PEA No. 30/31").

           (2) Amendment No. 1 to the Agreement and Declaration of Trust dated February 8, 2000 filed as Exhibit (a)(2) to Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A, filed on July 31, 2000 (Accession No.
                0000948221-00-000340) ("PEA No. 34").

           (3) Amendment No. 2 to the Agreement and Declaration of Trust dated May 2, 2000 filed as Exhibit (a)(3) to PEA No. 34.

           (4) Amendment No. 3 to the Agreement and Declaration of Trust dated September 25, 2000 filed as Exhibit (a)(1) to Post Effective Amendment No. 35 to the Registrant's Registration Statement on Form N-1A (Accession No. 0000912057-01-007427) ("PEA No. 35").

           (5) Amendment No. 4 to the Agreement and Declaration of Trust dated February 2, 2001 filed as Exhibit (a)(2) to PEA No. 35.

           (6) Amendment No. 5 to the Agreement and Declaration of Trust dated July 29, 2003 is filed herewith.

      (b) (1) Amended and Restated By-Laws adopted August 2, 2000 filed as Exhibit (b)(1) to Registrant's Registration Statement on Form N-1A, filed on May 30, 2002 ("PEA No. 38").

           (2) Amendment No. 1 to the Amended and Restated By-Laws adopted March 31, 2003 is filed herewith.

           (3) Amendment No. 2 to the Amended and Restated By-Laws adopted July 29, 2003 is filed herewith.

      (c) Articles IV, V, VI, VII and IX of the Agreement and Declaration of Trust dated February 7, 2000 filed as Exhibit (a)(19) to PEA No. 30/31.

      (d) (1) Investment Advisory and Ancillary Services Agreement between Registrant and The Northern Trust Company dated July 31, 2000 filed as Exhibit (d)(1) to PEA No. 35.

           (2) Addendum No. 1 to the Investment Advisory and Ancillary Services Agreement between Registrant and The Northern Trust Company dated July 31, 2000 filed as Exhibit (d)(2) to PEA No. 35.

           (3) Addendum No. 2 to the Investment Advisory and Ancillary Services Agreement between Registrant and The Northern Trust Company dated July 31, 2000 filed as Exhibit (d)(3) to PEA No. 35.

           (4) Addendum No. 3 to the Investment Advisory and Ancillary Services Agreement between Registrant and The Northern Trust Company dated July 31, 2000 filed as Exhibit (d)(4) to PEA No. 35.

           (5) Addendum No. 4 to the Investment Advisory and Ancillary Services Agreement between Registrant and The Northern Trust Company dated July 31, 2000 filed as Exhibit (d)(5) to PEA No. 35.

           (6) Addendum No. 5 to the Investment Advisory and Ancillary Services Agreement between Registrant and The Northern Trust Company dated July 31, 2000 filed as Exhibit (d)(6) to PEA No. 35.

           (7) Addendum No. 6 to the Investment Advisory and Ancillary Services Agreement between Registrant and The Northern Trust Company dated July 31, 2000 filed as Exhibit (d)(7) to PEA No. 35.

           (8) Addendum No. 7 to the Investment Advisory and Ancillary Services Agreement between Registrant and The Northern Trust Company dated July 31, 2000 filed as Exhibit (d)(8) to PEA No. 35.

           (9) Addendum No. 8 to the Investment Advisory and Ancillary Services Agreement between Registrant and The Northern Trust Company dated July 31, 2000 filed as Exhibit (d)(9) to PEA No. 35.

           (10) Addendum No. 9 to the Investment Advisory and Ancillary Services Agreement between Registrant and The Northern Trust Company dated July 31, 2000 filed as Exhibit (d)(10) to PEA No. 35.

           (11) Addendum No. 10 to the Investment Advisory and Ancillary Services Agreement between Registrant and The Northern Trust Company dated July 31, 2000 filed as Exhibit (d)(11) to PEA No. 35.

           (12) Addendum No. 11 to the Investment Advisory and Ancillary Services Agreement between Registrant and The Northern Trust Company dated September 26, 2000 filed as Exhibit (d)(12) to PEA No. 35.

           (13) Investment Advisory and Ancillary Services Agreement between Registrant and The Northern Trust Company dated August 2, 2000 filed as Exhibit (d)(13) to PEA No. 35.

           (14) Assumption Agreement between The Northern Trust Investments, Inc. and The Northern Trust Company dated July 31, 2000 filed as Exhibit (d)(14) to PEA No. 35.

           (15) Addendum No. 1 to the Investment Advisory and Ancillary Services Agreement between Northern Funds and Northern Trust Investments, Inc. dated May 17, 2001 filed as Exhibit (d)(15) to Post Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A, filed on May 29, 2001 (Accession No. 0000912057-01-517742) ("PEA No. 36").

           (16) Assumption Agreement between The Northern Trust Company and Northern Trust Investments, Inc. dated January 1, 2001 filed as Exhibit (d)(16) to PEA No. 35.

           (17) Assumption Agreement between Northern Trust Investments, Inc. and Northern Trust Global Investments (Europe) Limited, dated as of April 1, 2002 is filed herewith.

           (18) Assumption Agreement by and among The Northern Trust Company, Northern Trust Investments, Inc. and Northern Trust Global Investments (Europe) Limited dated May 2, 2001 filed as Exhibit
                (d)(17) to Post Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A, filed on July 30, 2001 (Accession No. 0000912057-01-525747) ("PEA No. 37").

           (19) Fee Reduction Commitment dated July 31, 2002 by Northern Trust Investments, Inc. and Northern Trust Global Investments (Europe) Limited is filed herewith.

           (20) Fee Reduction Commitment dated July 31, 2002 by Northern Trust Investments, Inc. is filed herewith.

           (21) Form of Acknowledgement of Conversion between Northern Trust Investments, N.A. and Registrant dated July 31, 2003 is filed herewith.

      (e) (1) Distribution Agreement between Registrant and Northern Funds Distributors, LLC dated December 31, 2000 filed as Exhibit
                (e)(2) to PEA No. 35.

           (2) Amended and Restated Schedule A to the Distribution Agreement between Northern Funds and Northern Funds Distributors, LLC dated May 17, 2001 filed as Exhibit (e)(3) to PEA No. 36.

      (f)  None.

      (g) (1) Custodian Agreement between Registrant and The Northern Trust Company dated April 1, 1994 ("Custodian Agreement") filed as
                Exhibit 8(a) to Post Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A (Accession No. 0000893220-96-001248) ("PEA No. 11").

           (2) Addendum No. 1 to the Custodian Agreement dated November 29, 1994 filed as Exhibit 8(d) to PEA No. 11.

           (3) Addendum No. 2 to the Custodian Agreement dated March 29, 1996 filed as Exhibit 8(f) to Post Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (Accession No. 0000893220-96-000957) ("PEA No. 9").

           (4) Addendum No. 3 to the Custodian Agreement dated August 7, 1996 filed as Exhibit 8(i) to Post Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (Accession No. 0000893220-96-001771) ("PEA No. 12").

           (5) Addendum No. 4 to the Custodian Agreement dated August 7, 1996 filed as Exhibit 8(j) to PEA No. 12.

           (6) Addendum No. 5 to the Custodian Agreement dated March 24, 1997 filed as Exhibit 8(n) to Post Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (Accession No. 0000893220-97-001320) ("PEA No. 16").

           (7) Addendum No. 6 to the Custodian Agreement dated February 12, 1997 filed as Exhibit 8(l) to Post Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A (Accession No. 0000893220-98-000578) ("PEA No. 19").

           (8) Addendum No. 7 to the Custodian Agreement dated November 18, 1997 filed as Exhibit 8(o) to PEA No. 19.

           (9) Addendum No. 8 to the Custodian Agreement dated December 21, 1998 filed as Exhibit (g)(12) to Post Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A (Accession No. 0000893220-99-000673) ("PEA No. 22").

           (10) Addendum No. 9 to the Custodian Agreement dated September 15, 1999 filed as Exhibit (g)(13) to Post Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A (Accession No. 0000893220-99-001176) ("PEA No. 27").

           (11) Addendum No. 10 to the Custodian Agreement dated December 28, 1999 filed as Exhibit (g)(14) to Post Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (Accession No. 0000948221-99-000405) ("PEA No. 28").

           (12) Addendum No. 11 to the Custodian Agreement between Registrant and The Northern Trust Company dated July 31, 2000 filed as Exhibit (g)(15) to PEA No. 35.

           (13) Addendum No. 12 to the Custodian Agreement between Registrant and The Northern Trust Company dated August 1, 2000 filed as Exhibit (g)(16) to PEA No. 35.

           (14) Addendum No. 13 to the Custodian Agreement between Registrant and The Northern Trust Company dated September 26, 2000 filed as Exhibit (g)(17) to PEA No. 35.

           (15) Addendum No. 14 to the Custodian Agreement between Registrant and The Northern Trust Company dated May 17, 2001 filed as Exhibit (g)(15) to PEA No. 36.

           (16) Addendum No. 15 to the Custodian Agreement between Registrant and The Northern Trust Company dated October 30, 2001 filed as Exhibit (g)(16) to PEA No. 38.

           (17) Form of Addendum No. 16 to the Custodian Agreement between Registrant and The Northern Trust Company dated July 29, 2003 is filed herewith.

           (18) Foreign Custody Agreement between Registrant and The Northern Trust Company dated April 1, 1994 filed as Exhibit 8(g) to PEA No. 11.

           (19) Addendum No. 1 to the Foreign Custody Agreement dated April 1, 1998 filed as Exhibit 8(p) to PEA No. 19.

           (20) Addendum No. 2 to the Foreign Custody Agreement dated February 8, 2000 filed as Exhibit (g)(15) to PEA No. 30/31.

           (21) Addendum No. 3 to the Foreign Custody Agreement dated July 31, 2000 filed as Exhibit (g)(19) to PEA No. 35.

           (22) Addendum No. 4 to the Foreign Custody Agreement dated October 30, 2001 filed as Exhibit (g)(21) to PEA No. 38.

           (23) Form of Addendum No. 5 to the Foreign Custody Agreement between Registrant and The Northern Trust Company dated July 29, 2003 is filed herewith.

           (24) Foreign Custody Monitoring Agreement between Registrant and The Northern Trust Company dated July 2, 2001 filed as Exhibit
                (g)(21) to PEA No. 37.

      (h) (1) Transfer Agency Agreement between Registrant and The Northern Trust Company dated April 1, 1994 ("Transfer Agency Agreement") filed as Exhibit 8(b) to PEA No. 11.

           (2) Addendum No. 1 to the Transfer Agency Agreement dated November 29, 1994 filed as Exhibit 8(c) to PEA No. 11.

           (3) Addendum No. 2 to the Transfer Agency Agreement dated March 29, 1996 filed as Exhibit 8(e) to PEA No. 11.

           (4) Addendum No. 3 to the Transfer Agency Agreement dated August 7, 1996 filed as Exhibit 8(h) to PEA No. 12.

           (5) Addendum No. 4 to the Transfer Agency Agreement dated March 24, 1997 filed as Exhibit 8(m) to PEA No. 16.

           (6) Addendum No. 5 to the Transfer Agency Agreement dated February 12, 1997 filed as Exhibit 8(k) to PEA No. 19.

           (7) Addendum No. 6 to the Transfer Agency Agreement dated November 18, 1997 filed as Exhibit 8(q) to PEA No. 19.

           (8) Addendum No. 7 to the Transfer Agency Agreement dated December 21, 1998 filed as Exhibit (h)(11) to PEA No. 22.

           (9) Addendum No. 8 to the Transfer Agency Agreement dated September 15, 1999 filed as Exhibit (h)(9) to PEA No. 27.

           (10) Addendum No. 9 to the Transfer Agency Agreement dated December 28, 1999 filed as Exhibit (h)(10) to PEA No. 28.

           (11) Addendum No. 10 to the Transfer Agency Agreement dated February 8, 2000 filed as Exhibit (h)(15) to PEA No. 30/31.

           (12) Addendum No. 11 to the Transfer Agency Agreement dated July 31, 2000 filed as Exhibit (h)(13) to PEA No. 34.

           (13) Addendum No. 12 to the Transfer Agency Agreement dated August 1, 2000 filed as Exhibit (h)(15) to PEA No. 35.

           (14) Addendum No. 13 to the Transfer Agency Agreement dated August 1, 2000 filed as Exhibit (h)(16) to PEA No. 35.

           (15) Addendum No. 14 to the Transfer Agency Agreement dated May 17, 2001 filed as Exhibit (h)(15) to PEA No. 36.

           (16) Addendum No. 15 to the Transfer Agency Agreement dated October 30, 2001 filed as Exhibit (h)(16) to PEA No. 38.

           (17) Sub-Transfer Agency and Services Agreement between The Northern Trust Company and PFPC Inc. dated February 8, 2000 filed as Exhibit (h)(16) to PEA No. 37.

           (18) Amended and Restated Service Plan, adopted as of April 1, 1999 and most recently revised as of September 15, 1999, and Related Agreement filed as Exhibit (h)(11) to PEA No. 27.

           (19) Amended and Restated Service Plan, adopted as of April 1, 1994 and most recently revised as of May 2, 2000 filed as Exhibit
                (h)(16) to PEA No. 34.

           (20) Co-Administration Agreement among Registrant, The Northern Trust Company and PFPC Inc. dated July 31, 2000 filed as Exhibit
                (h)(18) to PEA No. 35.

           (21) Amendment to Co-Administration Agreement among Registrant, The Northern Trust Company and PFPC Inc. dated February 8, 2002 is filed herewith.

           (22) Amended and Restated Schedule A to the Co-Administration Agreement by and between Northern Funds, The Northern Trust Company and PFPC Inc. dated May 17, 2001 filed as Exhibit
                (h)(19) to PEA No. 36.

           (23) Assignment and Assumption Agreement by and among PFPC Inc., The Northern Trust Company and Northern Trust Investments, Inc. dated January 1, 2001 filed as Exhibit (h)(20) to PEA No. 36.

      (i) Opinion of Drinker Biddle & Reath LLP dated March 9, 2001 filed as Exhibit (i) to PEA No. 35.

      (j)  (1)  Consent of Drinker Biddle & Reath LLP is filed herewith.

           (2)  Consent of Deloitte & Touche LLP is filed herewith.

      (k)  None.

      (l) (1) Purchase Agreement between Registrant and The Northern Trust Company dated March 31, 1994 filed as Exhibit 13(a) to PEA No. 11.

           (2) Purchase Agreement between Registrant and Miriam M. Allison dated March 14, 1994 filed as Exhibit 13(b) to PEA No. 11.

           (3) Purchase Agreement between Registrant and Miriam M. Allison dated March 31, 1998 for shares of the Mid Cap Growth Fund filed as Exhibit (l)(3) to PEA No. 22.

           (4) Purchase Agreement between Registrant and Miriam M. Allison dated December 31, 1998 for shares of the High Yield Fixed Income Fund filed as Exhibit (l)(4) to PEA No. 22.

           (5) Purchase Agreement between Registrant and Miriam M. Allison dated December 31, 1998 for shares of the High Yield Municipal Fund filed as Exhibit (l)(5) to PEA No. 22.

           (6) Purchase Agreement between Registrant and Miriam M. Allison dated September 3, 1999 for shares of the Small Cap Index Fund filed as Exhibit (l)(6) to PEA No. 27.

           (7) Purchase Agreement between Registrant and The Northern Trust Company dated September 3, 1999 for shares of the Income Equity Fund, Stock Index Fund, Growth Equity Fund, Technology Fund, International Growth Equity Fund and Small Cap Index Fund filed as Exhibit (l)(7) to PEA No. 27.

           (8) Purchase Agreement between Registrant and Martin C. Gawne dated September 30, 1999 for shares of the Small Cap Growth Fund filed as Exhibit (l)(8) to PEA No. 27.

           (9) Purchase Agreement between Registrant and Martin C. Gawne dated September 30, 1999 for shares of the Short-Intermediate U.S. Government Fund filed as Exhibit (l)(9) to PEA No. 27.

           (10) Purchase Agreement between Registrant and Martin C. Gawne dated September 30, 1999 for shares of the California Intermediate Tax-Exempt Fund filed as Exhibit (l)(10) to PEA No. 27.

           (11) Purchase Agreement between Registrant and Martin C. Gawne dated September 30, 1999 for shares of the Arizona Tax-Exempt Fund filed as Exhibit (l)(11) to PEA No. 27.

           (12) Purchase Agreement between Registrant and The Northern Trust Company dated October 1, 1999 for shares of the U.S. Government Fund, Intermediate Tax-Exempt Fund, Fixed Income Fund, Tax-Exempt Fund, California Tax-Exempt Fund, International Fixed Income Fund, Arizona Tax-Exempt Fund, California Intermediate Tax-Exempt Fund and Short-Intermediate U.S. Government Fund filed as Exhibit (l)(12) to PEA No. 27.

           (13) Purchase Agreement between Registrant and The Northern Trust Company dated February 14, 2000 for shares of the MarketPower Fund filed as Exhibit (l)(13) to PEA No. 30/31.

           (14) Purchase Agreement between Registrant and Brian R. Curran dated May 8, 2000 for shares of the Global Communications Fund filed as Exhibit (l)(14) to PEA No. 30/31.

           (15) Purchase Agreement between Registrant and The Northern Trust Company dated February 14, 2000 for shares of the Tax-Exempt Money Market Fund filed as Exhibit (l)(15) to PEA No. 30/31.

           (16) Purchase Agreement between Registrant and Brian R. Curran for shares of the Large Cap Value Fund dated August 2, 2000 filed as Exhibit (l)(1) to PEA No. 35.

           (17) Purchase Agreement between Registrant and Brian R. Curran for shares of the Growth Opportunities Fund dated September 22, 2000 filed as Exhibit (l)(2) to PEA No. 35.

           (18) Purchase Agreement between Registrant and Brian R. Curran for shares of the Value Fund dated May 29, 2001 filed as Exhibit
                (l)(18) to PEA No. 38.

      (m) (1) Amended and Restated Distribution and Service Plan, adopted April 1, 1994 and most recently revised as of September 15, 1999, and Related Agreement filed as Exhibit (m) to PEA No. 27.

           (2) Amended and Restated Distribution and Service Plan, adopted April 1,1994 and most recently revised as of May 2, 2000 and related Agreement filed as Exhibit (m) to PEA No. 34.

      (n)  None.

      (p)  (1)  Code of Ethics of Trust filed as Exhibit (o)(1) to PEA No.
                30/31.

           (2)  Amended Code of Ethics of Investment Adviser filed as Exhibit
                (o)(3) to PEA No. 36.

ITEM 24.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

           Registrant is controlled by its Board of Trustees.

ITEM 25.   INDEMNIFICATION

           Section 7 of each Investment Advisory and Ancillary Services Agreement between the Registrant and its investment adviser (the "Adviser") provides for indemnification of the Adviser or, in lieu thereof, contribution by Registrant, in connection with certain claims and liabilities to which the Adviser may be subject. Copies of the Investment Advisory and Ancillary Services Agreement are incorporated herein by reference.

           Article 10 of the Co-Administration Agreement dated July 31, 2000 among the Registrant, The Northern Trust Company and PFPC Inc. provides that Registrant will indemnify Registrant's co-administrators against all claims except those resulting from the willful misfeasance, bad faith or negligence of such co-administrators, or the co-administrators' breach of confidentiality. A copy of the Co-Administration Agreement is incorporated herein by reference.

           Section 3.1 of the Distribution Agreement between the Registrant and Northern Funds Distributors, LLC provides for indemnification of Northern Funds Distributors, LLC, in connection with certain claims and liabilities to which Northern Funds Distributors, LLC, in its capacity as Registrant's distributor, may be subject. A copy of the Distribution Agreement is incorporated herein by reference.

           In addition, Article IV, Section 3 of Registrant's Agreement and Declaration of Trust, a copy of which is incorporated by reference herein as Exhibit (a)(1), provides for indemnification of the Registrant's officers and Trustees under certain circumstances.

           A mutual fund trustee and officer liability policy purchased by the Registrant insures the Registrant and its Trustees and officers, subject to the policy's coverage limits and exclusions and varying deductibles, against loss resulting from claims by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

ITEM 26.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

           Northern Trust Investments, N.A. ("NTI", formerly known and conducting business as Northern Trust Investments, Inc.) and Northern Trust Global Investments (Europe) Limited ("NTGIE"), each a direct or indirect wholly-owned subsidiary of The Northern Trust Company ("TNTC"), an Illinois state chartered bank, serve as the co-investment advisers of the International Growth Equity Fund, Global Fixed Income Fund and the Fixed Income Fund, and NTI serves as the investment adviser of each of the other Funds. NTI and NTGIE are each referred to as an "Investment Adviser." TNTC is a wholly-owned subsidiary of Northern Trust Corporation, a bank holding company. NTI is located at 50 South LaSalle Street, Chicago, IL 60675-5986 and NTGIE is located at 6 Devonshire Square, London, EC2A 4YE, United Kingdom. Unless otherwise indicated, NTI, NTGIE and TNTC are referred to collectively as "Northern Trust." Set forth below is a list of officers and directors of NTI and NTGIE, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years. Most officers and directors of NTI hold comparable positions with TNTC (other than as director), as indicated below, and certain other officers of NTI hold comparable positions with Northern Trust Bank, N.A., a wholly-owned subsidiary of Northern Trust Corporation.

NAME AND POSITION WITH                                                             POSITION WITH OTHER
INVESTMENT ADVISER (NTI)                NAME OF OTHER COMPANY                      COMPANY
--------------------------------------------------------------------------------------------------------
Adams Jr., Bradford S.                  The Northern Trust Company                 Senior Vice President
Senior Vice President

Aitcheson, James A.                     The Northern Trust Company                 Vice President
Vice President

Alongi, David M.                        The Northern Trust Company                 Vice President
Vice President

Antoni, Victoria                        The Northern Trust Company                 Assistant Secretary
Assistant Secretary

Anwar, Raheela Gill                     The Northern Trust Company                 Senior Vice President
Senior Vice President

Aronson, Jenifer Ann                    The Northern Trust Company                 Vice President
Vice President

Baras, Ellen G.                         The Northern Trust Company                 Vice President
Vice President

Barker, Sheri D.                        The Northern Trust Company                 Vice President
Vice President

Barn, Andrea                            The Northern Trust Company                 Second Vice President
Second Vice President and
Assistant Treasurer

Barrett, James J.                       The Northern Trust Company                 Senior Vice President
Senior Vice President

Barry, Susan M.                         The Northern Trust Company                 Vice President
Vice President

Baskin, Jeremy M.                       The Northern Trust Company                 Senior Vice President
Senior Vice President

Beard, Catherine Sinclair               The Northern Trust Company                 Vice President
Vice President

Beckman, Carl P.                        The Northern Trust Company                 Senior Vice President
Senior Vice President & Treasurer

Belden III, William H.                  The Northern Trust Company                 Vice President
Vice President

Bell, Gregory A.                        The Northern Trust Company                 Vice President
Vice President

Benzmiller, Thomas A.                   The Northern Trust Company                 Vice President
Vice President

Bergin, Kathryn L.                      The Northern Trust Company                 Vice President
Vice President

Bergson, Robert H.                      The Northern Trust Company                 Vice President
Vice President

Blanchard, Jeffrey L.                   The Northern Trust Company                 Vice President
Vice President

Boeckmann, Eric Vonn                    The Northern Trust Company                 Vice President
Vice President

Boyer, Deborah Lynn                     The Northern Trust Company                 Vice President
Vice President

Breckel, Theodore                       The Northern Trust Company                 Senior Vice President
Senior Vice President

Bridgman, James Carey                   The Northern Trust Company                 Vice President
Vice President

Britton, Alan R.                        The Northern Trust Company                 Vice President
Vice President

Bukoll, Martin B.                       The Northern Trust Company                 Senior Vice President
Senior Vice President

Cannon, Patrick                         Northern Trust Bank, N.A.                  Senior Vice President
Senior Vice President

Campbell, Jr., Richard C.               The Northern Trust Company                 Senior Vice President
Senior Vice President

Cannon, Patrick                         The Northern Trust Company                 Senior Vice President
Senior Vice President

Carberry, Craig R.                      The Northern Trust Company                 Senior Attorney
Secretary

Carlson, Mark D.                        The Northern Trust Company                 Vice President
Vice President

Carlson, Robert A.                      The Northern Trust Company                 Vice President
Vice President

Cohen, Jonathan E.                      The Northern Trust Company                 Vice President
Vice President

Connellan, Kevin Anthony                The Northern Trust Company                 Senior Vice President
Senior Vice President

Connerly, William J.                    The Northern Trust Company                 Vice President
Vice President

Cozine, Mark E.                         The Northern Trust Company                 Vice President
Vice President

Creighton, James A.                     Northern Trust Bank, N.A.                  Senior Vice President
Senior Vice President

D'Arienzo, Louis R.                     Northern Trust Bank, N.A.                  Vice President
Vice President

Daigle, Shawn D.                        The Northern Trust Company                 Vice President
Vice President

DeBruyn, Beth Ann                       The Northern Trust Company                 Vice President
Vice President

Detroy, Timothy J.                      The Northern Trust Company                 Vice President
Vice President

Domino, Carl J.                         The Northern Trust Company                 Senior Vice President
Director and Senior Vice President

Dow, Robert John                        The Northern Trust Company                 Vice President
Vice President

Driscoll, Peter John                    The Northern Trust Company                 Vice President
Vice President

Dudley, Jr., Orie Leslie                The Northern Trust Company                 Executive Vice President
Director and Executive                  and Northern Trust Corporation             and Chief Investment Officer
Vice President and
Chief Investment Officer

Egizio, Michael P.                      The Northern Trust Company                 Vice President
Vice President

Engler, Curt J.                         The Northern Trust Company                 Vice President
Vice President

Everett, Steven R.                      The Northern Trust Company                 Vice President
Vice President

Figg, Angela M.                         The Northern Trust Company                 Vice President
Vice President

Flood, Peter J.                         The Northern Trust Company                 Senior Vice President
Senior Vice President

Flynn, Andrew G.                        The Northern Trust Company                 Vice President
Vice President

Ford, Kristine L.                       The Northern Trust Company                 Vice President
Vice President

Fronk, Christopher A.                   The Northern Trust Company                 Vice President
Vice President

Frechette, Timothy J.                   The Northern Trust Company                 Senior Vice President
Senior Vice President

Free, David J.                          The Northern Trust Company                 Vice President
Vice President

Gannon, Shannon M.                      The Northern Trust Company                 Vice President
Vice President

Gautham, Ravi A.                        The Northern Trust Company                 Vice President
Vice President

Geller, Stephanie L.                    The Northern Trust Company                 Vice President
Vice President

Geraghty, Kim Marie                     The Northern Trust Company                 Former Vice President
Vice President

Gilbert, George J.                      The Northern Trust Company                 Senior Vice President
Senior Vice President

Glab, Susan F.                          The Northern Trust Company                 Vice President
Vice President

Gomez, Anastasia                        The Northern Trust Company                 Vice President
Vice President

Gonzalez, Edwardo                       Northern Trust Bank, N.A.                  Vice President
Vice President

Gougler, Frederick A.                   The Northern Trust Company                 Vice President
Vice President

Greenberg, Karen H.                     The Northern Trust Company                 Vice President
Vice President

Griffin, Michelle D.                    The Northern Trust Company                 Vice President
Vice President

Hammer, Alice S.                        The Northern Trust Company                 Vice President
Vice President

Hance, Geoffrey M.                      The Northern Trust Company                 Senior Vice President
Senior Vice President

Hankins, Terry Anthony                  The Northern Trust Company                 Vice President
Vice President

Hare, William A.                        The Northern Trust Company                 Vice President
Vice President

Harmon, Christine M.                    The Northern Trust Company                 Vice President
Vice President

Hausken, Philip Dale                    The Northern Trust Company                 Senior Vice President
Senior Vice President

Hiemenz, Kent C.                        The Northern Trust Company                 Senior Vice President
Senior Vice President

Hill, Susan                             The Northern Trust Company                 Vice President
Vice President

Hockley, Jackson Leroy                  The Northern Trust Company                 Vice President
Vice President

Hogan, James F.                         The Northern Trust Company                 Vice President
Vice President

Hogan, John T.                          The Northern Trust Company                 Vice President
Vice President

Honig, Bruce S.                         The Northern Trust Company                 Vice President
Vice President

Houghtaling, David J.                   The Northern Trust Company                 Vice President
Vice President

Hudspeth, Jr., George L.                The Northern Trust Company                 Vice President
Vice President

Hyatt, William E.                       The Northern Trust Company                 Vice President
Vice President

Johnson, Amy L.                         The Northern Trust Company                 Vice President
Vice President

Johnston, Barbara Marie                 The Northern Trust Company                 Vice President
Vice President

Jones, Scott Craven                     The Northern Trust Company                 Senior Vice President
Senior Vice President

Joseph, Robert E.                       The Northern Trust Company                 Vice President
Vice President

Kane, James P.                          The Northern Trust Company                 Vice President
Vice President

Kelliher, Michael A.                    Northern Trust Bank, N.A.                  Vice President
Vice President

Kent, Stephen Krider                    The Northern Trust Company                 Vice President
Vice President

Kim, June H.                            Northern Trust Bank, N.A.                  Vice President
Vice President

King III, Archibald E.                  The Northern Trust Company                 Senior Vice President
Senior Vice President

Korytowski, Donald H.                   The Northern Trust Company                 Vice President
Vice President

Kotsogiannis, Nikolas                   The Northern Trust Company                 Vice President
Vice President

Krieg, John L.                          The Northern Trust Company                 Vice President
Vice President

Krisko, Denise M.                       Northern Trust Bank, N.A.                  Vice President
Vice President

Kuhl, Gregory M.                        The Northern Trust Company                 Vice President
Vice President

Kuntz, Peter J.                         Northern Trust Bank, N.A.                  Senior Vice President
Senior Vice President

Laird, Jeffrey L.                       The Northern Trust Company                 Vice President
Vice President

Lamphier, Matthew E.                    The Northern Trust Company                 Vice President
Vice President

Laughlin, Roberta J.                    The Northern Trust Company                 Vice President
Vice President

Lee, Susan E.                           The Northern Trust Company                 Senior Vice President
Senior Vice President

Leo, John B.                            The Northern Trust Company                 Senior Vice President
Senior Vice President

Lorenz, Philip D.                       The Northern Trust Company                 Vice President
Vice President

Lucas, Michael L.                       The Northern Trust Company                 Vice President
Vice President

Mancusi, Stella                         The Northern Trust Company                 Officer
Officer and Assistant Treasurer

Marchese, Peter                         The Northern Trust Company                 Vice President
Vice President

Matturi, Alexander J.                   Northern Trust Bank, N.A.                  Vice President
Vice President

McCart, Mary Jane                       The Northern Trust Company                 Senior Vice President
Senior Vice President

McClintic, Corinne                      The Northern Trust Company                 Senior Vice President
Senior Vice President

McDonald, James D.                      The Northern Trust Company                 Senior Vice President
Senior Vice President

McGregor, Timothy T.                    The Northern Trust Company                 Vice President
Vice President

McInerney, Joseph W.                    The Northern Trust Company                 Vice President
Vice President

Mecca, Melinda S.                       The Northern Trust Company                 Senior Vice President
Senior Vice President

Mehta, Ashish R.                        The Northern Trust Company                 Vice President
Vice President

Mendel, Roger A.                        The Northern Trust Company                 Vice President
Vice President

Michaels, Peter M.                      The Northern Trust Company                 Vice President
Vice President

Migliozzi, Glenn T.                     The Northern Trust Company                 Senior Vice President
Senior Vice President

Misenheimer, Eric                       The Northern Trust Company                 Senior Vice President
Senior Vice President

Missil, Kristin A.                      Northern Trust Bank, N.A.                  Vice President
Vice President

Mitchell, Robert G.                     The Northern Trust Company                 Vice President
Vice President

Miyashita, Taku                         The Northern Trust Company                 Vice President
Vice President

Muench, Scott O.                        Northern Trust Bank, N.A.                  Vice President
Vice President

Muiznieks, Katrina M.                   The Northern Trust Company                 Vice President
Vice President

Murray-Walker, Sharon M.                Northern Trust Bank, N.A.                  Vice President
Vice President

Myre, Matthew L.                        The Northern Trust Company                 Vice President
Vice President

Nellans, Charles J.                     The Northern Trust Company                 Vice President
Vice President

Nelligan, Barbara                       The Northern Trust Company                 Vice President
Vice President

Novicki, Amy D.                         The Northern Trust Company                 Senior Vice President
Senior Vice President

O'Donnell, Kevin Joseph                 The Northern Trust Company                 Vice President
Vice President

O'Shaughnessy, Kevin J.                 The Northern Trust Company                 Vice President
Vice President

Owens, Rosalind Ora                     The Northern Trust Company                 Vice President
Vice President

Pero, Perry R.                          The Northern Trust Company                 Vice
Director                                and Northern Trust Corporation             Chairman/Chief Financial Officer

Perry, Janet N.                         The Northern Trust Company                 Vice President
Vice President

Pollak, Donald R.                       The Northern Trust Company                 Senior Vice President
Senior Vice President

Potter, Stephen N.                      The Northern Trust Company                 Senior Vice President
Senior Vice President and
Director

Pries, Katie D.                         The Northern Trust Company                 Vice President
Vice President

Quinn, Patrick D.                       The Northern Trust Company                 Vice President
Vice President

Quintana, Maria E.                      The Northern Trust Company                 Vice President
Vice President

Rakowski, Andrew F.                     The Northern Trust Company                 Vice President
Vice President

Ranaldi, Anna Maria                     The Northern Trust Company                 Vice President
Vice President

Ringo, Wesley L.                        The Northern Trust Company                 Senior Vice President
Senior Vice President

Rivera, Maria                           Northern Trust Bank, N.A.                  Vice President
Vice President

Roberts, M. David                       The Northern Trust Company                 Vice President
Vice President

Robertson, Alan W.                      The Northern Trust Company                 Senior Vice President
Director & Senior Vice President

Robertson, Colin A.                     The Northern Trust Company                 Senior Vice President
Senior Vice President

Rochford, Kevin J.                      The Northern Trust Company                 Senior Vice President
Director & Senior Vice President

Rose, Henry Peter                       The Northern Trust Company                 Vice President
Vice President

Runquist, Lori Rae                      The Northern Trust Company                 Vice President
Vice President

Salata, Timothy J.                      The Northern Trust Company                 Vice President
Vice President

Sanchez, Vanessa M.                     The Northern Trust Company                 Vice President
Vice President

Santiccioli, Steven J.                  Northern Trust Bank, N.A.                  Vice President
Vice President

Schoenberger, Louis Michael             The Northern Trust Company                 Vice President
Vice President

Schweitzer, Eric K.                     The Northern Trust Company                 Senior Vice President
Senior Vice President

Seward, Richard Raymond                 The Northern Trust Company                 Vice President
Vice President

Shank, Ken M.                           The Northern Trust Company                 Vice President
Vice President

Short, Robert C.                        The Northern Trust Company                 Vice President
Vice President

Skleney, Ronald J.                      The Northern Trust Company                 Vice President
Vice President

Skowron, Gail A.                        The Northern Trust Company                 Vice President
Vice President

Smith, Paula Gabriane                   The Northern Trust Company                 Vice President
Vice President

Southworth, Theodore T.                 The Northern Trust Company                 Senior Vice President
Senior Vice President

Spears, Curtis L.                       The Northern Trust Company                 Vice President
Vice President

Sperrazza, Daniel A.                    The Northern Trust Company                 Senior Vice President
Senior Vice President

Streed, Robert N.                       The Northern Trust Company                 Senior Vice President
Senior Vice President

Sullivan, Carol H.                      The Northern Trust Company                 Vice President
Vice President

Syring, Ann F.                          The Northern Trust Company                 Vice President
Vice President

Szaflik, Carolyn B.                     Northern Trust Bank, N.A.                  Vice President
Vice President

Szymanek, Frank D.                      The Northern Trust Company                 Vice President
Vice President

Taylor, Brad L.                         The Northern Trust Company                 Vice President
Vice President

Timbers, Stephen B.                     The Northern Trust Company                 Vice Chairman and President -
Director, Chairman, CEO & President     and Northern Trust Corporation             Northern Trust Global Investments

Toth, Terence J.                        The Northern Trust Company                 Director and Executive
Executive Vice President                                                           Vice President

Trethaway, Jennifer Kamp                The Northern Trust Company                 Senior Vice President
Senior Vice President

Turner, Betsy Licht                     The Northern Trust Company                 Vice President
Vice President

Van Liew, Kristina Marie                The Northern Trust Company                 Vice President
Vice President

Waddell, Frederick H.                   The Northern Trust Company                 Executive Vice President
Director

Wennlund, Lloyd A.                      The Northern Trust Company                 Senior Vice President
Director and Senior Vice President

Wilkins, Anthony E.                     The Northern Trust Company                 Vice President
Vice President

Wing, James M.                          The Northern Trust Company                 Vice President
Vice President

Winters, Marie C.                       The Northern Trust Company                 Vice President
Vice President

Wong, Kai Yee                           Northern Trust Bank, N.A.                  Vice President
Vice President

Wright, Mary Kay                        The Northern Trust Company                 Vice President
Vice President

NAME AND POSITION WITH                                                             POSITION WITH OTHER
INVESTMENT ADVISER (NTGIE)              NAME OF OTHER COMPANY                      COMPANY
-----------------------------------------------------------------------------------------------------------
Bowers, Wayne George
Vice President

Cooke, Lucy
Vice President

Drabczynska, Jacqueline
Vice President

Dudley, Jr., Orie Leslie                The Northern Trust Company                 Executive Vice President
Director
                                        Northern Trust Investments                 Director and Executive
                                                                                   Vice President

Edgington, Andrew V.
Vice President

Fernandes, Rodney
Vice President

Hogarth, Gordon N.
Vice President

Jones, Diane
Vice President

Murray, Erin                            Vice President

Popat, Amit
Vice President

Potter, Stephen N.                      The Northern Trust Company                 Senior Vice President
Director & Chief Executive Officer
                                        Northern Trust Investments                 Director

Rebelo, Bert
Vice President

Ring, Nicholas
Director & Senior Vice President

Rochford, Kevin                         The Northern Trust Company                 Senior Vice President
Director
Rothwell, Richard Farrar
Vice President

Turpin, Christian R.
Vice President

White, Antony K.
Vice President

Wright, Simon
Vice President

ITEM 27.   PRINCIPAL UNDERWRITER

      (a) Northern Funds Distributors, LLC (the "Distributor"), acts as distributor for Northern Funds pursuant to a distribution agreement dated December 31, 2000. The Distributor also acts as underwriter for Northern Institutional Funds.

      (b) The information required by this Item 27(b) with respect to each director, officer, or partner of Northern Funds Distributors, LLC is incorporated by reference to Schedule A of Form BD filed by Northern Funds Distributors, LLC with the

           Securities and Exchange Commission pursuant to the Securities Act of 1934 (File No. 8-51242).

      (c)  Not Applicable.

ITEM 28.   LOCATION OF ACCOUNTS AND RECORDS

           The Agreement and Declaration of Trust, By-laws and minute books of the Registrant are in the physical possession of PFPC Inc., 101 Federal Street, Boston, Massachusetts 02110. Records for Northern Funds Distributors, LLC, the distributor, are located at 760 Moore Road, King of Prussia, PA 19406. All other accounts, books and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the physical possession of The Northern Trust Company, 50 S. LaSalle Street, Chicago, Illinois 60675 and NTI, 50 S. LaSalle Street, Chicago Illinois 60690.

ITEM 29.   MANAGEMENT SERVICES

           Not Applicable.

ITEM 30.   UNDERTAKINGS

           Not Applicable.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Post-Effective Amendment No. 39 pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-effective Amendment No. 39 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois on the 29th day of July 2003.

                                                   NORTHERN FUNDS

                                                   By: /s/ Lloyd A. Wennlund
                                                       -----------------------
                                                       Lloyd A. Wennlund
                                                       President

           Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 39 to Registrant's Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

          NAME                           TITLE                        DATE
          ----                           -----                        ----
/s/ Lloyd A. Wennlund                    President               July 29, 2003
-----------------------------
Lloyd A. Wennlund

/s/ Brian P. Ovaert                      Treasurer               July 29, 2003
-----------------------------
Brian P. Ovaert

/s/ Richard G. Cline                     Trustee                 July 29, 2003
-----------------------------
Richard G. Cline

/s/ Edward J. Condon, Jr.                Trustee                 July 29, 2003
-----------------------------
Edward J. Condon, Jr.

/s/ William J. Dolan, Jr.                Trustee                 July 29, 2003
-----------------------------
William J. Dolan, Jr.

/s/ Sharon Gist Gilliam                  Trustee                 July 29, 2003
-----------------------------
Sharon Gist Gilliam

/s/ Sandra Polk Guthman                  Trustee                 July 29, 2003
-----------------------------
Sandra Polk Guthman

/s/ Michael E. Murphy                    Trustee                 July 29, 2003
-----------------------------
Michael E. Murphy

/s/ Mary Jacobs Skinner                  Trustee                 July 29, 2003
-----------------------------
Mary Jacobs Skinner

/s/ Richard P. Strubel                   Trustee                 July 29, 2003
-----------------------------
Richard P. Strubel

/s/ Stephen B. Timbers                   Trustee                 July 29, 2003
-----------------------------
Stephen B. Timbers

                                  EXHIBIT INDEX

EXHIBIT NO.          DESCRIPTION
----------           -----------
(a)(6)               Amendment No. 5 to the Agreement and Declaration of Trust dated
                     July 29, 2003.

(b)(2)               Amendment No. 1 to the Amended and Restated By-Laws adopted
                     March 31, 2003.

(b)(3)               Amendment No. 2 to the Amended and Restated By-Laws adopted
                     July 29, 2003.

(d)(17)              Assumption Agreement between Northern Trust Investments, Inc. and
                     Northern Trust Global Investments (Europe) Limited, dated as of April 1, 2002.

(d)(19)              Fee Reduction Commitment dated July 31, 2002 by Northern Trust
                     Investments, Inc. and Northern Trust Global Investments (Europe) Limited.

(d)(20)              Fee Reduction Commitment dated July 31, 2002 by Northern Trust
                     Investments, Inc.

(d)(21)              Form of Acknowledgement of Conversion between Northern Trust
                     Investments, N.A. and Registrant dated July 31, 2003.

(g)(17)              Form of Addendum No. 16 to the Custodian Agreement between
                     Registrant and The Northern Trust Company dated July 29, 2003.

(g)(23)              Form of Addendum No. 5 to the Foreign Custody Agreement between
                     Registrant and The Northern Trust Company dated July 29, 2003.

(h)(21)              Amendment to Co-Administration Agreement among Registrant, The
                     Northern Trust Company and PFPC Inc. dated February 8, 2002.

(j)(1)               Consent of Drinker Biddle & Reath LLP

(j)(2)               Consent of Deloitte & Touche LLP